UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: February 28

Registrant is making a filing for 31 of its series:

Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, Wells Fargo Target 2060 Fund, Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund.

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

February 28, 2019

Target Date Retirement Funds

∎	Wells Fargo Target Today Fund

∎	Wells Fargo Target 2010 Fund

∎	Wells Fargo Target 2015 Fund

∎	Wells Fargo Target 2020 Fund

∎	Wells Fargo Target 2025 Fund

∎	Wells Fargo Target 2030 Fund

∎	Wells Fargo Target 2035 Fund

∎	Wells Fargo Target 2040 Fund

∎	Wells Fargo Target 2045 Fund

∎	Wells Fargo Target 2050 Fund

∎	Wells Fargo Target 2055 Fund

∎	Wells Fargo Target 2060 Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of February 28, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Target Date Retirement Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the second quarter of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Target Date Funds for the 12-month period that ended February 28, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 4.68% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 6.46%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.17% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.45%. The Bloomberg Barclays Municipal Bond Index6 added 4.13%, and the ICE BofAML U.S. High Yield Index7 gained 4.26%.

A move to normalize U.S. monetary policy influenced markets.

As the first quarter of 2018 closed, the S&P 500 Index recorded its first negative quarterly return since 2014. The MSCI ACWI ex USA Index (Net) fell 1.18% for the quarter. The performance was an early indication that investors would endure a volatile year in global equity and fixed-income markets.

During the year, the U.S. Federal Reserve (Fed) sought to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 89 basis points (bps; 100 bps equal 1.00%). Rates for 10-year and 30-year Treasuries increased 17 bps and 18 bps, respectively. Lagging long-term rate increases raised concerns for a flattening yield curve, sometimes associated with recessions. The Fed raised the federal funds rate by 25 bps in March 2018 to a target range of between 1.50% and 1.75%. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions heightened investor concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The Fed raised the federal funds rate by 25 bps to a target range of between 1.75% and 2.00% in June 2018. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Target Date Retirement Funds	3

While third quarter U.S. GDP was 3.4% on an annualized basis, lower than the prior quarter, job creation and hiring continued to improve at a brisk pace. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX10.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[10]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Target Date Retirement Funds	Letter to shareholders (unaudited)

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.6% rate, down from the 3.4% and 4.2% annualized rates, respectively, for the prior two quarters. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Labor Department said that the economy created just 20,000 jobs in February. In a February report, the BOE forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Target Date Retirement Funds	Performance highlights (unaudited)

Wells Fargo Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target asset allocation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date. The Funds will indirectly be exposed to all of the risks of an investment in the affiliated master portfolio and will bear expenses of the underlying affiliated master portfolios.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Funds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Funds and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage-and asset-backed securities risk, new fund risk, regulatory risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Performance highlights (unaudited)	Target Date Retirement Funds	7

Target Today Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STWRX)	3-1-1994	-2.86	0.61	3.60	3.09	1.80	4.21	0.81	0.65

Class C (WFODX)	12-1-1998	1.31	1.04	3.44	2.31	1.04	3.44	1.56	1.40

Class R (WFRRX)[3]	6-28-2013	–	–	–	2.72	1.52	4.02	1.06	0.90

Class R4 (WOTRX)[4]	11-30-2012	–	–	–	3.35	2.04	4.60	0.53	0.34

Class R6 (WOTDX)	6-30-2004	–	–	–	3.52	2.28	4.73	0.38	0.19

Administrator Class (WFLOX)	11-8-1999	–	–	–	3.11	1.92	4.36	0.73	0.54

S&P Target Date Retirement Income Index[5]	–	–	–	–	2.22	3.65	6.58	–	–

Wells Fargo Target Today Blended Index[6]	–	–	–	–	3.80	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[8]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[9]

Please see footnotes on page 9.

8	Target Date Retirement Funds	Performance highlights (unaudited)

Target Today Fund (continued)

Holdings (%) as of February 28, 2019[10]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	34.53

Wells Fargo Investment Grade Corporate Bond Portfolio	17.95

Wells Fargo Factor Enhanced Large Cap Portfolio	14.44

Wells Fargo Strategic Retirement Bond Portfolio	11.69

Wells Fargo Factor Enhanced International Portfolio	7.46

Wells Fargo Factor Enhanced Small Cap Portfolio	3.60

Wells Fargo High Yield Corporate Bond Portfolio	2.95

Wells Fargo Emerging Markets Bond Portfolio	2.95

Wells Fargo U.S. REIT Portfolio	2.46

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.18

Portfolio allocation as of February 28, 2019[11]

Volatility metrics as of February 28, 2019[12]
	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.92	3.68%	0.91

Class C	0.92	3.69%	0.90

Class R	0.93	3.72%	0.91

Class R4	0.92	3.67%	0.90

Class R6	0.92	3.69%	0.90

Administrator Class	0.92	3.69%	0.90

Please see footnotes on page 9.

Performance highlights (unaudited)	Target Date Retirement Funds	9

Target Today Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date Retirement Income Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

10	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2010 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STNRX)	3-1-1994	-2.86	0.76	4.48	3.03	1.96	5.10	0.82	0.65

Class C (WFOCX)	12-1-1998	1.25	1.21	4.32	2.25	1.21	4.32	1.57	1.40

Class R (WFARX)[3]	6-28-2013	–	–	–	2.82	1.71	4.91	1.07	0.90

Class R4 (WFORX)[4]	11-30-2012	–	–	–	3.35	2.30	5.52	0.54	0.34

Class R6 (WFOAX)	6-30-2004	–	–	–	3.53	2.45	5.62	0.39	0.19

Administrator Class (WFLGX)	11-8-1999	–	–	–	3.08	2.07	5.25	0.74	0.54

S&P Target Date 2010 Index[5]	–	–	–	–	2.20	4.12	7.77	–	–

Wells Fargo Target 2010 Blended Index[6]	–	–	–	–	3.86	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[8]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[9]

Please see footnotes on page 12.

Performance highlights (unaudited)	Target Date Retirement Funds	11

Target 2010 Fund (continued)

Holdings (%) as of February 28, 2019[10]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	33.65

Wells Fargo Investment Grade Corporate Bond Portfolio	17.52

Wells Fargo Factor Enhanced Large Cap Portfolio	15.42

Wells Fargo Strategic Retirement Bond Portfolio	11.39

Wells Fargo Factor Enhanced International Portfolio	7.97

Wells Fargo Factor Enhanced Small Cap Portfolio	3.84

Wells Fargo High Yield Corporate Bond Portfolio	2.88

Wells Fargo Emerging Markets Bond Portfolio	2.87

Wells Fargo U.S. REIT Portfolio	2.66

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.34

Portfolio allocation as of February 28, 2019[11]

Volatility metrics as of February 28, 2019[12]
	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.84	3.98%	0.87

Class C	0.84	3.98%	0.87

Class R	0.84	3.99%	0.87

Class R4	0.84	3.97%	0.87

Class R6	0.83	3.97%	0.87

Administrator Class	0.83	3.95%	0.87

Please see footnotes on page 12.

12	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2010 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.15% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2010 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2010 Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	13

Target 2015 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFACX)[3]	11-30-2012	-2.75	1.25	5.66	3.17	2.45	6.29	0.82	0.65

Class R (WFBRX)[4]	6-28-2013	–	–	–	2.98	2.21	6.04	1.07	0.90

Class R4 (WFSRX)[5]	11-30-2012	–	–	–	3.50	2.78	6.64	0.54	0.34

Class R6 (WFSCX)	6-29-2007	–	–	–	3.65	2.93	6.73	0.39	0.19

Administrator Class (WFFFX)	6-29-2007	–	–	–	3.33	2.60	6.39	0.74	0.54

S&P Target Date 2015 Index[6]	–	–	–	–	2.25	4.65	8.91	–	–

Wells Fargo Target 2015 Blended Index[7]	–	–	–	–	3.97	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[8]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[9]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[10]

Please see footnotes on page 15.

14	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2015 Fund (continued)

Holdings (%) as of February 28, 2019[11]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	31.04

Wells Fargo Factor Enhanced Large Cap Portfolio	17.80

Wells Fargo Investment Grade Corporate Bond Portfolio	16.20

Wells Fargo Strategic Retirement Bond Portfolio	10.51

Wells Fargo Factor Enhanced International Portfolio	9.20

Wells Fargo Factor Enhanced Small Cap Portfolio	4.44

Wells Fargo U.S. REIT Portfolio	3.07

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.70

Wells Fargo High Yield Corporate Bond Portfolio	2.69

Wells Fargo Emerging Markets Bond Portfolio	2.68

Portfolio allocation as of February 28, 2019[12]

Volatility metrics as of February 28, 2019[13]
	Beta[14]	Standard deviation[15]	R-squared[16]

Class A	0.83	4.66%	0.85

Class R	0.83	4.62%	0.85

Class R4	0.83	4.64%	0.85

Class R6	0.83	4.64%	0.85

Administrator Class	0.83	4.63%	0.84

Please see footnotes on page 15.

Performance highlights (unaudited)	Target Date Retirement Funds	15

Target 2015 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.16% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]

Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[8]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2015 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.

[14]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[15]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[16]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

16	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2020 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (STTRX)	3-1-1994	-2.84	1.87	6.97	3.12		3.08	7.60	0.76	0.65

Class C (WFLAX)	12-1-1998	1.28	2.29	6.78	2.28		2.29	6.78	1.51	1.40

Class R (WFURX)[3]	6-28-2013	–	–	–	2.84		2.83	7.42	1.01	0.90

Class R4 (WFLRX)[4]	11-30-2012	–	–	–	3.45	*	3.41	8.02	0.48	0.34

Class R6 (WFOBX)	6-30-2004	–	–	–	3.58		3.55	8.11	0.33	0.19

Administrator Class (WFLPX)	11-08-1999	–	–	–	3.18		3.18	7.74	0.68	0.54

S&P Target Date 2020 Index[5]	–	–	–	–	2.18		5.09	9.91	–	–

Wells Fargo Target 2020 Blended Index[6]	–	–	–	–	3.94		–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	3.17		2.32	3.71	–	–

S&P 500 Index[8]	–	–	–	–	4.68		10.67	16.67	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[9]

Please see footnotes on page 18.

Performance highlights (unaudited)	Target Date Retirement Funds	17

Target 2020 Fund (continued)

Holdings (%) as of February 28, 2019[10]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	28.38

Wells Fargo Factor Enhanced Large Cap Portfolio	21.26

Wells Fargo Investment Grade Corporate Bond Portfolio	14.78

Wells Fargo Strategic Retirement Bond Portfolio	11.21

Wells Fargo Factor Enhanced International Portfolio	8.00

Wells Fargo Factor Enhanced Small Cap Portfolio	5.32

Wells Fargo U.S. REIT Portfolio	3.31

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.96

Wells Fargo High Yield Corporate Bond Portfolio	2.42

Wells Fargo Emerging Markets Bond Portfolio	2.42

Portfolio allocation as of February 28, 2019[11]

Volatility metrics as of February 28, 2019[12]
	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.87	5.30%	0.89

Class C	0.86	5.27%	0.89

Class R	0.86	5.26%	0.89

Class R4	0.86	5.26%	0.89

Class R6	0.86	5.26%	0.89

Administrator Class	0.86	5.28%	0.89

Please see footnotes on page 18.

18	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2020 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2020 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	19

Target 2025 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFAYX)[3]	11-30-2012	-3.12	2.52	8.53	2.78	3.73	9.17	0.77	0.65

Class R (WFHRX)[4]	6-28-2013	–	–	–	2.67	3.33	8.83	1.02	0.90

Class R4 (WFGRX)[5]	11-30-2012	–	–	–	3.05	4.05	9.53	0.49	0.34

Class R6 (WFTYX)	6-29-2007	–	–	–	3.41	4.26	9.64	0.34	0.19

Administrator Class (WFTRX)	6-29-2007	–	–	–	2.94	3.88	9.29	0.69	0.54

S&P Target Date 2025 Index[6]	–	–	–	–	1.99	5.50	10.80	–	–

Wells Fargo Target 2025 Blended Index[7]	–	–	–	–	3.73	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[8]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[9]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[10]

Please see footnotes on page 21.

20	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2025 Fund (continued)

Holdings (%) as of February 28, 2019[11]

Wells Fargo Factor Enhanced Large Cap Portfolio	26.95

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	24.96

Wells Fargo Factor Enhanced International Portfolio	14.77

Wells Fargo Investment Grade Corporate Bond Portfolio	13.07

Wells Fargo Factor Enhanced Small Cap Portfolio	6.72

Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.33

Wells Fargo Strategic Retirement Bond Portfolio	3.51

Wells Fargo High Yield Corporate Bond Portfolio	2.15

Wells Fargo Emerging Markets Bond Portfolio	2.14

Wells Fargo U.S. REIT Portfolio	1.89

Portfolio allocation as of February 28, 2019[12]

Volatility metrics as of February 28, 2019[13]
	Beta[14]	Standard deviation[15]	R-squared[16]

Class A	0.88	6.05%	0.94

Class R	0.88	6.10%	0.94

Class R4	0.88	6.07%	0.94

Class R6	0.90	6.18%	0.94

Administrator Class	0.89	6.12%	0.94

Please see footnotes on page 21.

Performance highlights (unaudited)	Target Date Retirement Funds	21

Target 2025 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[8]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2025 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.

[14]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[15]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[16]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

22	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2030 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STHRX)	3-1-1994	-3.37	3.24	9.89	2.55	4.46	10.54	0.76	0.65

Class C (WFDMX)	12-1-1998	0.82	3.68	9.72	1.82	3.68	9.72	1.51	1.40

Class R (WFJRX)[3]	6-28-2013	–	–	–	2.37	4.17	10.34	1.01	0.90

Class R4 (WTHRX)[4]	11-30-2012	–	–	–	2.88	4.80	10.99	0.48	0.34

Class R6 (WFOOX)	6-30-2004	–	–	–	3.08	4.97	11.08	0.33	0.19

Administrator Class (WFLIX)	11-8-1999	–	–	–	2.69	4.59	10.71	0.68	0.54

S&P Target Date 2030 Index[5]	–	–	–	–	1.78	5.91	11.60	–	–

Wells Fargo Target 2030 Blended Index[6]	–	–	–	–	3.47	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[8]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[9]

Please see footnotes on page 24.

Performance highlights (unaudited)	Target Date Retirement Funds	23

Target 2030 Fund (continued)

Holdings (%) as of February 28, 2019[10]

Wells Fargo Factor Enhanced Large Cap Portfolio	31.90

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	20.75

Wells Fargo Factor Enhanced International Portfolio	18.65

Wells Fargo Investment Grade Corporate Bond Portfolio	10.82

Wells Fargo Factor Enhanced Small Cap Portfolio	7.71

Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.37

Wells Fargo High Yield Corporate Bond Portfolio	1.75

Wells Fargo Emerging Markets Bond Portfolio	1.75

Wells Fargo Strategic Retirement Bond Portfolio	0.80

Wells Fargo U.S. REIT Portfolio	0.49

Portfolio allocation as of February 28, 2019[11]

Volatility metrics as of February 28, 2019[12]
	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.92	7.09%	0.97

Class C	0.91	7.07%	0.97

Class R	0.91	7.08%	0.97

Class R4	0.91	7.05%	0.97

Class R6	0.92	7.10%	0.97

Administrator Class	0.92	7.09%	0.97

Please see footnotes on page 24.

24	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2030 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.17% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2030 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	25

Target 2035 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFQBX)[3]	11-30-2012	-3.42	3.80	11.11	2.48	5.03	11.78	0.79	0.65

Class R (WFKRX)[4]	6-28-2013	–	–	–	2.16	4.74	11.44	1.04	0.90

Class R4 (WTTRX)[5]	11-30-2012	–	–	–	2.80	5.36	12.14	0.51	0.34

Class R6 (WFQRX)	6-29-2007	–	–	–	2.86	5.52	12.24	0.36	0.19

Administrator Class (WFQWX)	6-29-2007	–	–	–	2.64	5.16	11.82	0.71	0.54

S&P Target Date 2035 Index[6]	–	–	–	–	1.51	6.29	12.27	–	–

Wells Fargo Target 2035 Blended Index[7]	–	–	–	–	3.29	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[8]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[9]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[10]

Please see footnotes on page 27.

26	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2035 Fund (continued)

Holdings (%) as of February 28, 2019[11]

Wells Fargo Factor Enhanced Large Cap Portfolio	36.92

Wells Fargo Factor Enhanced International Portfolio	21.98

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	15.46

Wells Fargo Factor Enhanced Small Cap Portfolio	9.21

Wells Fargo Investment Grade Corporate Bond Portfolio	8.05

Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.41

Wells Fargo High Yield Corporate Bond Portfolio	1.32

Wells Fargo Emerging Markets Bond Portfolio	1.32

Portfolio allocation as of February 28, 2019[12]

Volatility metrics as of February 28, 2019[13]
	Beta[14]	Standard deviation[15]	R-squared[16]

Class A	0.93	8.01%	0.98

Class R	0.93	8.00%	0.97

Class R4	0.94	8.09%	0.97

Class R6	0.93	8.02%	0.98

Administrator Class	0.94	8.14%	0.97

Please see footnotes on page 27.

Performance highlights (unaudited)	Target Date Retirement Funds	27

Target 2035 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.18% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]

Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[8]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2035 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.

[14]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[15]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[16]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

28	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2040 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STFRX)	3-1-1994	-3.58	4.23	11.80	2.32	5.47	12.46	0.77	0.65

Class C (WFOFX)	7-1-1998	0.55	4.67	11.61	1.55	4.67	11.61	1.52	1.40

Class R (WFMRX)[3]	6-28-2013	–	–	–	2.04	5.20	12.27	1.02	0.90

Class R4 (WTFRX)[4]	11-30-2012	–	–	–	2.69	5.81	12.91	0.49	0.34

Class R6 (WFOSX)	6-30-2004	–	–	–	2.81	5.97	13.01	0.34	0.19

Administrator Class (WFLWX)	11-8-1999	–	–	–	2.40	5.58	12.61	0.69	0.54

S&P Target Date 2040 Index[5]	–	–	–	–	1.37	6.55	12.72	–	–

Wells Fargo Target 2040 Blended Index[6]	–	–	–	–	3.17	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[8]	–	–	–	–	4.68	10.67	16.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[9]

Please see footnotes on page 30.

Performance highlights (unaudited)	Target Date Retirement Funds	29

Target 2040 Fund (continued)

Holdings (%) as of February 28, 2019[10]

Wells Fargo Factor Enhanced Large Cap Portfolio	40.09

Wells Fargo Factor Enhanced International Portfolio	24.72

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	10.65

Wells Fargo Factor Enhanced Small Cap Portfolio	10.01

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.20

Wells Fargo Investment Grade Corporate Bond Portfolio	5.54

Wells Fargo High Yield Corporate Bond Portfolio	0.90

Wells Fargo Emerging Markets Bond Portfolio	0.90

Portfolio allocation as of February 28, 2019[11]

Volatility metrics as of February 28, 2019[12]
	Beta[13]	Standard deviation[14]	R-squared[15]

Class A	0.96	8.73%	0.98

Class C	0.96	8.76%	0.98

Class R	0.98	8.74%	0.98

Class R4	0.96	8.76%	0.98

Class R6	0.96	8.74%	0.98

Administrator Class	0.96	8.73%	0.98

Please see footnotes on page 30.

30	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2040 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.18% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[6]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2040 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.

[13]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[14]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[15]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	31

Target 2045 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (WFQVX)[3]	11-30-2012	-3.67	4.50	12.16	2.21		5.75	12.83	0.77	0.65

Class R (WFNRX)[4]	6-28-2013	–	–	–	2.03		5.51	12.56	1.02	0.90

Class R4 (WFFRX)[5]	11-30-2012	–	–	–	2.41	*	6.09	13.21	0.49	0.34

Class R6 (WFQPX)	6-29-2007	–	–	–	2.61		6.25	13.30	0.34	0.19

Administrator Class (WFQYX)	6-29-2007	–	–	–	2.32		5.86	12.92	0.69	0.54

S&P Target Date 2045 Index[6]	–	–	–	–	1.21		6.71	13.05	–	–

Wells Fargo Target 2045 Blended Index[7]	–	–	–	–	3.08		–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[8]	–	–	–	–	3.17		2.32	3.71	–	–

S&P 500 Index[9]	–	–	–	–	4.68		10.67	16.67	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[10]

Please see footnotes on page 33.

32	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2045 Fund (continued)

Holdings (%) as of February 28, 2019[11]

Wells Fargo Factor Enhanced Large Cap Portfolio	42.38

Wells Fargo Factor Enhanced International Portfolio	26.81

Wells Fargo Factor Enhanced Small Cap Portfolio	10.59

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.97

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	7.77

Wells Fargo Investment Grade Corporate Bond Portfolio	4.05

Wells Fargo Emerging Markets Bond Portfolio	0.66

Wells Fargo High Yield Corporate Bond Portfolio	0.66

Portfolio allocation as of February 28, 2019[12]

Volatility metrics as of February 28, 2019[13]
	Beta[14]	Standard deviation[15]	R-squared[16]

Class A	0.98	9.29%	0.98

Class R	0.98	9.23%	0.98

Class R4	0.98	9.30%	0.98

Class R6	0.98	9.25%	0.98

Administrator Class	0.98	9.26%	0.98

Please see footnotes on page 33.

Performance highlights (unaudited)	Target Date Retirement Funds	33

Target 2045 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.19% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]

Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[5]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4.

[6]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[8]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2045 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.

[14]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[15]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[16]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

34	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2050 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFQAX)[3]	11-30-2012	-3.82	4.61	12.26	2.10	5.86	12.93	0.80	0.65

Class C (WFQCX)[4]	11-30-2012	0.38	5.08	12.09	1.38	5.08	12.09	1.55	1.40

Class R (WFWRX)[5]	6-28-2013	–	–	–	1.93	5.59	12.65	1.05	0.90

Class R4 (WQFRX)[6]	11-30-2012	–	–	–	2.57	6.21	13.32	0.52	0.34

Class R6 (WFQFX)	6-29-2007	–	–	–	2.61	6.35	13.40	0.37	0.19

Administrator Class (WFQDX)	6-29-2007	–	–	–	2.37	6.00	13.02	0.72	0.54

S&P Target Date 2045 Index[7]	–	–	–	–	1.21	6.71	13.05	–	–

S&P Target Date 2050 Index[7]*	–	–	–	–	1.15	6.87	–	–	–

Wells Fargo Target 2050 Blended Index[8]	–	–	–	–	3.04	–	–	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[9]	–	–	–	–	3.17	2.32	3.71	–	–

S&P 500 Index[10]	–	–	–	–	4.68	10.67	16.67	–	–
*	The inception date of the index is June 30, 2012.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[11]

Please see footnotes on page 36.

Performance highlights (unaudited)	Target Date Retirement Funds	35

Target 2050 Fund (continued)

Holdings (%) as of February 28, 2019[12]

Wells Fargo Factor Enhanced Large Cap Portfolio	43.32

Wells Fargo Factor Enhanced International Portfolio	27.70

Wells Fargo Factor Enhanced Small Cap Portfolio	10.80

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.23

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.93

Wells Fargo Investment Grade Corporate Bond Portfolio	3.08

Wells Fargo Emerging Markets Bond Portfolio	0.50

Wells Fargo High Yield Corporate Bond Portfolio	0.50

Portfolio allocation as of February 28, 2019[13]

Volatility metrics as of February 28, 2019[14]
	Beta[15]	Standard deviation[16]	R-squared[17]

Class A	0.97	9.42%	0.98

Class C	0.97	9.44%	0.98

Class R	0.97	9.46%	0.98

Class R4	0.98	9.55%	0.98

Class R6	0.98	9.48%	0.98

Administrator Class	0.97	9.48%	0.98

Please see footnotes on page 36.

36	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2050 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.19% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

[5]

Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[6]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[7]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[8]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[9]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[10]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Target Date 2050 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The performance shown for the S&P Target Date 2050 Index represents the returns of the S&P Target Date 2045 Index from 2/28/2009 to 05/31/2012 and the S&P Target Date 2050 Index from 6/1/2012 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[14]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.

[15]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[16]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[17]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	37

Target 2055 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WFQZX)[3]	11-30-2012	-3.62	4.61	6.64	2.29	5.86	7.47		0.99	0.65

Class R (WFYRX)[4]	6-28-2013	–	–	–	1.96	5.59	7.11		1.24	0.90

Class R4 (WFVRX)[5]	11-30-2012	–	–	–	2.57	6.20	7.82		0.71	0.34

Class R6 (WFQUX)	6-30-2011	–	–	–	2.71	6.36	7.94		0.56	0.19

Administrator Class (WFLHX)	6-30-2011	–	–	–	2.37	6.00	7.57		0.91	0.54

S&P Target Date 2055 Index[6]	–	–	–	–	1.09	6.95	8.59	*	–	–

Wells Fargo Target 2055 Blended Index[7]	–	–	–	–	3.04	–	–		–	–

Bloomberg Barclays U.S. Aggregate Bond Index[8]	–	–	–	–	3.17	2.32	2.70	*	–	–

S&P 500 Index[9]	–	–	–	–	4.68	10.67	12.57	*	–	–
*	Return is based on the inception date of the oldest class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[10]

Please see footnotes on page 39.

38	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2055 Fund (continued)

Holdings (%) as of February 28, 2019[11]

Wells Fargo Factor Enhanced Large Cap Portfolio	44.15

Wells Fargo Factor Enhanced International Portfolio	28.26

Wells Fargo Factor Enhanced Small Cap Portfolio	11.04

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.39

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	6.05

Wells Fargo Investment Grade Corporate Bond Portfolio	3.15

Wells Fargo High Yield Corporate Bond Portfolio	0.51

Wells Fargo Emerging Markets Bond Portfolio	0.51

Portfolio allocation as of February 28, 2019[12]

Volatility metrics as of February 28, 2019[13]
	Beta[14]	Standard deviation[15]	R-squared[16]

Class A	0.96	9.43%	0.98

Class R	0.96	9.44%	0.98

Class R4	0.97	9.48%	0.98

Class R6	0.97	9.49%	0.98

Administrator Class	0.97	9.47%	0.98

Please see footnotes on page 39.

Performance highlights (unaudited)	Target Date Retirement Funds	39

Target 2055 Fund (continued)

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.19% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class A shares.

[4]

Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R4 shares prior to their inception reflects the performance of Class R6 shares and has been adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[7]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[8]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares since June 30, 2011 with the S&P Target Date 2055 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[13]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.

[14]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[15]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[16]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

40	Target Date Retirement Funds	Performance highlights (unaudited)

Target 2060 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since Inception	1 year	Since Inception		Gross	Net[2]

Class A (WFAFX)	6-30-2015	-3.69	4.64	2.18	6.34		1.66	0.65

Class C (WFCFX)	6-30-2015	0.42	5.54	1.42	5.54		2.41	1.40

Class R (WFRFX)	6-30-2015	–	–	1.91	6.05		1.91	0.90

Class R4 (WFSFX)	6-30-2015	–	–	2.56	6.70		1.38	0.34

Class R6 (WFUFX)	6-30-2015	–	–	2.68	6.83		1.23	0.19

Administrator Class (WFDFX)	6-30-2015	–	–	2.32	6.47		1.58	0.54

S&P Target Date 2055 Index[3]	–	–	–	1.09	7.40	*	–	–

S&P Target Date 2060+ Index[3]**	–	–	–	1.13	–		–	–

Wells Fargo Target 2060 Blended Index[4]	–	–	–	3.04	–		–	–

Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	3.17	2.14	*	–	–

S&P 500 Index[6]	–	–	–	4.68	10.80	*	–	–
*	Return is based on the inception date of the Fund’s classes.
**	The inception date of the index is May 31, 2016.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[7]

Please see footnotes on page 41.

Performance highlights (unaudited)	Target Date Retirement Funds	41

Target 2060 Fund (continued)

Holdings (%) as of February 28, 2019[8]

Wells Fargo Factor Enhanced Large Cap Portfolio	43.77

Wells Fargo Factor Enhanced International Portfolio	28.00

Wells Fargo Factor Enhanced Small Cap Portfolio	10.94

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.32

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.99

Wells Fargo Investment Grade Corporate Bond Portfolio	3.12

Wells Fargo Emerging Markets Bond Portfolio	0.51

Wells Fargo High Yield Corporate Bond Portfolio	0.51

Portfolio allocation as of February 28, 2019[9]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.19% of acquired fund fees and expenses which represent the net expenses from the underlying affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. All other acquired fund fees from the underlying master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Effective July 1, 2018, the Fund replaced the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index with the S&P Target Date Index in order to better align with the Fund’s principal investment strategy. The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is July 14, 2017. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 6/30/2015 to 4/30/2016 and the S&P Target Date 2060+ Index from 5/1/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

42	Target Date Retirement Funds	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Highlights

The Wells Fargo Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed to provide high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets.

All of the Wells Fargo Target Date Funds invest at different allocation levels in the same underlying portfolios that seek to replicate indices comprising a blend of factor-enhanced equity and factor-enhanced bond investments, including domestic, international, and emerging market equities and debt. The breadth and depth of diversification and disciplined asset allocation help manage risk but do not eliminate it. The factor-enhanced equity indices contain a broad mix of large-cap, mid-cap, small-cap, growth, value, and international stocks, including emerging markets. The fixed-income indices invest in several types of fixed-income securities, including U.S. and non-U.S. government bonds, corporate bonds, and high-yield securities. In addition, depending on the number of years to the target retirement date, the portfolios invest in other assets: real estate investment trusts and Treasury Inflation-Protected Securities.

The Funds address investment risk through diversification and disciplined asset allocation.

The Wells Fargo Target Date Funds are designed to become more conservative as a fund moves down the glide path and its target date approaches. Our goal is to manage the relative risk of each Fund as dictated by the glide path. A fund’s targeted risk is not the same as a fund’s equity allocation percentage because fixed-income securities, other assets, and cash equivalents carry risks. While asset allocation and diversification do not ensure or guarantee better performance and cannot eliminate the risk of investment losses, on a monthly basis, we adjust each Target Date Fund’s allocations to equities, fixed income, other assets, and cash equivalents in response to changing market conditions and the Fund’s movement down the strategic glide path that represents relative risk as it moves toward the target retirement date.

Global equity markets experienced a steep sell off in the fourth quarter of 2018.

For the 12-month period that ended February 28, 2019, each Wells Fargo Target Date Fund posted positive returns before sales charges, with the near-dated funds generating higher absolute returns due to their higher fixed-income allocations. Twelve funds comprise the Wells Fargo Target Date Funds. Seven of the funds offer six share classes, including two classes with sales charges. Five of the funds offer five share classes, including one class with sales charges. For the 12-month period that ended February 28, 2019, all classes of the Wells Fargo Target Date Funds outperformed their S&P Target Date Indices before sales charges. In general, the relative performance was fairly consistent between near- and longer-dated funds.
After a fourth-quarter 2018 correction, domestic equity markets posted positive returns during the period. Domestically, the S&P 500 Index rose 4.68% for the 12-month period that ended February 28, 2019. For the same period, the Russell 2000® Index1 returned 5.58% while foreign markets did not fare as well with the MSCI EAFE Index (Net)2 falling 6.04% and the MSCI EM Index (Net)3 declining 9.89%. The Bloomberg Barclays U.S. Aggregate Bond Index4 rose 3.17% for the period while the Bloomberg Barclays Global Aggregate ex U.S. Index5 returned a 3.45% loss.

During the period, while domestics stocks produced positive results and foreign stocks produced negative absolute results, on a relative basis the U.S. and developed market foreign stocks in the portfolio tended to outperform their market benchmarks. Meanwhile, the emerging market portfolio lagged its benchmark during the period. The exposure to foreign stocks detracted from absolute performance. Funds with larger fixed-income allocations relative to other funds achieved higher absolute returns than funds with relatively larger allocations to international and emerging markets equities, which delivered negative results during the year. The Target 2050 Fund, Target 2055 Fund, and Target 2060 Fund, which had not begun to move down the glide path, had the highest total equity exposures over the past 12 months. The shortest-dated Target Today Fund remained invested at its minimum allowable equity allocation during the period.

Please see footnotes on page 43.

Performance highlights (unaudited)	Target Date Retirement Funds	43

Global macroeconomic conditions continue to be supportive for slow growth.

Risky assets experienced significant volatility late in 2018 but managed a significant rebound in January and February 2019. Our view is that while growth in 2019 may slow from its near 3% pace in 2018, it is unlikely that we will see a recession in the U.S. over the next year. As with most things, our view on this could change with the data and we continue to vigilantly monitor the situation. The fundamentals are in place for continued, yet slower, economic growth. Corporate earnings in the U.S. are quite sound. We anticipate receiving reports of strong consumer spending in the fourth quarter, which should prove to be just what the economy needs to extend growth.

[1]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[3]

MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

Bloomberg Barclays Global Aggregate ex U.S. Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

44	Target Date Retirement Funds	Fund expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2018 to February 28, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Today Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,008.89	$3.24	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$1,005.31	$6.96	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$1,007.27	$4.40	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.43	0.89%
Class R4

Actual	$1,000.00	$1,009.35	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$1,010.21	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$1,009.11	$2.69	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Target Date Retirement Funds	45

Target 2010 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,007.49	$3.24	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$1,003.26	$6.95	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$1,006.06	$4.44	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.47	0.89%
Class R4

Actual	$1,000.00	$1,008.22	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$1,009.21	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$1,006.75	$2.69	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%
Target 2015 Fund
Class A

Actual	$1,000.00	$1,004.72	$3.23	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class R

Actual	$1,000.00	$1,004.36	$4.45	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.48	0.89%
Class R4

Actual	$1,000.00	$1,006.66	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$1,007.31	$0.95	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$1,006.41	$2.69	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

46	Target Date Retirement Funds	Fund expenses (unaudited)

Target 2020 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,002.46	$3.23	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$998.43	$6.94	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$1,001.05	$4.48	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.52	0.90%
Class R4

Actual	$1,000.00	$1,004.12	$1.69	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$1,004.60	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$1,002.10	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%
Target 2025 Fund
Class A

Actual	$1,000.00	$998.20	$3.22	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class R

Actual	$1,000.00	$996.84	$4.44	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.49	0.90%
Class R4

Actual	$1,000.00	$998.02	$1.68	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$1,001.44	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$998.62	$2.68	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Target Date Retirement Funds	47

Target 2030 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$993.23	$3.21	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$990.00	$6.91	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$992.95	$4.40	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Class R4

Actual	$1,000.00	$994.97	$1.68	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$996.17	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$993.74	$2.67	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%
Target 2035 Fund
Class A

Actual	$1,000.00	$989.27	$3.21	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class R

Actual	$1,000.00	$987.61	$4.44	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Class R4

Actual	$1,000.00	$991.29	$1.68	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$991.83	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$991.08	$2.67	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

48	Target Date Retirement Funds	Fund expenses (unaudited)

Target 2040 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$986.86	$3.20	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$982.56	$6.88	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$985.36	$4.42	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.50	0.90%
Class R4

Actual	$1,000.00	$988.53	$1.68	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$989.13	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$986.89	$2.66	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%
Target 2045 Fund
Class A

Actual	$1,000.00	$984.56	$3.20	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class R

Actual	$1,000.00	$983.39	$4.42	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.50	0.90%
Class R4

Actual	$1,000.00	$985.69	$1.67	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$986.44	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$985.00	$2.66	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Target Date Retirement Funds	49

Target 2050 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$983.36	$3.20	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$979.44	$6.87	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$982.82	$4.41	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.49	0.90%
Class R4

Actual	$1,000.00	$985.86	$1.67	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$985.08	$0.93	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$984.82	$2.66	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%
Target 2055 Fund
Class A

Actual	$1,000.00	$984.25	$3.20	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class R

Actual	$1,000.00	$982.78	$4.37	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.45	0.89%
Class R4

Actual	$1,000.00	$985.51	$1.67	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$986.05	$0.94	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$985.01	$2.66	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

50	Target Date Retirement Funds	Fund expenses (unaudited)

Target 2060 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$983.51	$3.20	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Class C

Actual	$1,000.00	$980.29	$6.87	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R

Actual	$1,000.00	$982.85	$4.43	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Class R4

Actual	$1,000.00	$985.53	$1.67	0.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.71	0.34%
Class R6

Actual	$1,000.00	$986.62	$0.93	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95	0.19%
Administrator Class

Actual	$1,000.00	$984.27	$2.66	0.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	51

TARGET TODAY FUND

Security name	Value

Investment Companies: 100.21%

Affiliated Master Portfolios: 100.21%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$23,562,380

Wells Fargo Emerging Markets Bond Portfolio	2,011,976

Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,490,547

Wells Fargo Factor Enhanced International Portfolio	5,092,921

Wells Fargo Factor Enhanced Large Cap Portfolio	9,858,431

Wells Fargo Factor Enhanced Small Cap Portfolio	2,457,378

Wells Fargo High Yield Corporate Bond Portfolio	2,012,755

Wells Fargo Investment Grade Corporate Bond Portfolio	12,252,928

Wells Fargo Strategic Retirement Bond Portfolio	7,975,494

Wells Fargo U.S. REIT Portfolio	1,676,294

Total Investment Companies (Cost $63,331,946)	68,391,104

Total investments in securities (Cost $63,331,946)	100.21%	68,391,104

Other assets and liabilities, net	(0.21)	(140,532)

Total net assets	100.00%	$68,250,572

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.29%	3.85%	$(545,466)	$445,129	$831,283	$0	$16,932	$23,562,380
Wells Fargo Emerging Markets Bond Portfolio	5.00	4.56	(118,919)	(8,434)	149,134	0	933	2,011,976
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.77	0.58	(139,935)	(199,120)	163	60,680	1,136	1,490,547
Wells Fargo Factor Enhanced International Portfolio	0.82	0.73	40,488	(645,216)	301	239,726	3,737	5,092,921
Wells Fargo Factor Enhanced Large Cap Portfolio	0.95	0.84	1,655,715	(1,418,558)	739	310,661	6,631	9,858,431
Wells Fargo Factor Enhanced Small Cap Portfolio	0.98	0.88	537,795	(200,592)	245	49,880	1,978	2,457,378
Wells Fargo High Yield Corporate Bond Portfolio	2.87	2.31	(108,196)	761	177,448	0	638	2,012,755
Wells Fargo Investment Grade Corporate Bond Portfolio	4.96	4.64	(591,875)	1,023,116	686,529	0	2,325	12,252,928
Wells Fargo Strategic Retirement Bond Portfolio	11.79	10.90	(163,651)	94,236	275,921	0	1,048	7,975,494
Wells Fargo U.S. REIT Portfolio	4.72	3.85	55,040	327,086	0	82,746	157	1,676,294

			$620,996	$(581,592)	$2,121,763	$743,693	$35,515	$68,391,104	100.21%

The accompanying notes are an integral part of these financial statements.

52	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2010 FUND

Security name	Value

Investment Companies: 100.54%

Affiliated Master Portfolios: 100.54%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$22,724,811

Wells Fargo Emerging Markets Bond Portfolio	1,940,579

Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,579,486

Wells Fargo Factor Enhanced International Portfolio	5,379,990

Wells Fargo Factor Enhanced Large Cap Portfolio	10,414,114

Wells Fargo Factor Enhanced Small Cap Portfolio	2,594,134

Wells Fargo High Yield Corporate Bond Portfolio	1,941,330

Wells Fargo Investment Grade Corporate Bond Portfolio	11,828,026

Wells Fargo Strategic Retirement Bond Portfolio	7,692,031

Wells Fargo U.S. REIT Portfolio	1,796,568

Total Investment Companies (Cost $50,155,799)	67,891,069

Total investments in securities (Cost $50,155,799)	100.54%	67,891,069

Other assets and liabilities, net	(0.54)	(361,896)

Total net assets	100.00%	$67,529,173

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.64%	3.71%	$(590,666)	$335,909	$811,995	$0	$16,765	$22,724,811
Wells Fargo Emerging Markets Bond Portfolio	5.40	4.40	(125,926)	(19,006)	145,635	0	894	1,940,579
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.94	0.62	(166,170)	(238,049)	180	68,232	1,266	1,579,486
Wells Fargo Factor Enhanced International Portfolio	1.00	0.77	55,239	(798,067)	334	273,499	4,164	5,379,990
Wells Fargo Factor Enhanced Large Cap Portfolio	1.15	0.89	1,789,059	(1,633,566)	816	350,670	7,331	10,414,114
Wells Fargo Factor Enhanced Small Cap Portfolio	1.20	0.93	591,947	(227,864)	271	56,649	2,191	2,594,134
Wells Fargo High Yield Corporate Bond Portfolio	3.10	2.22	(116,229)	(3,110)	174,020	0	607	1,941,330
Wells Fargo Investment Grade Corporate Bond Portfolio	5.36	4.48	(446,312)	1,104,405	671,616	0	2,244	11,828,026
Wells Fargo Strategic Retirement Bond Portfolio	12.75	10.52	(158,700)	59,571	276,354	0	992	7,692,031
Wells Fargo U.S. REIT Portfolio	5.76	4.12	37,268	392,233	0	94,558	170	1,796,568

			$869,510	$(1,027,544)	$2,081,221	$843,608	$36,624	$67,891,069	100.54%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	53

TARGET 2015 FUND

Security name	Value

Investment Companies: 100.33%

Affiliated Master Portfolios: 100.33%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$25,327,052

Wells Fargo Emerging Markets Bond Portfolio	2,187,198

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2,209,911

Wells Fargo Factor Enhanced International Portfolio	7,503,800

Wells Fargo Factor Enhanced Large Cap Portfolio	14,527,536

Wells Fargo Factor Enhanced Small Cap Portfolio	3,621,231

Wells Fargo High Yield Corporate Bond Portfolio	2,196,779

Wells Fargo Investment Grade Corporate Bond Portfolio	13,219,709

Wells Fargo Strategic Retirement Bond Portfolio	8,575,558

Wells Fargo U.S. REIT Portfolio	2,504,589

Total Investment Companies (Cost $71,432,401)	81,873,363

Total investments in securities (Cost $71,432,401)	100.33%	81,873,363

Other assets and liabilities, net	(0.33)	(271,398)

Total net assets	100.00%	$81,601,965

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.94%	4.14%	$(565,060)	$726,077	$925,396	$0	$19,208	$25,327,052
Wells Fargo Emerging Markets Bond Portfolio	5.74	4.96	(134,839)	597	165,975	0	1,041	2,187,198
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1.26	0.86	(175,434)	(402,722)	251	99,231	1,782	2,209,911
Wells Fargo Factor Enhanced International Portfolio	1.34	1.08	213,188	(938,810)	465	386,848	5,890	7,503,800
Wells Fargo Factor Enhanced Large Cap Portfolio	1.55	1.24	3,268,968	(2,094,439)	1,140	504,554	10,312	14,527,536
Wells Fargo Factor Enhanced Small Cap Portfolio	1.60	1.30	959,849	(435,790)	380	80,918	3,086	3,621,231
Wells Fargo High Yield Corporate Bond Portfolio	3.30	2.52	(121,178)	26,283	197,293	0	714	2,196,779
Wells Fargo Investment Grade Corporate Bond Portfolio	5.71	5.01	(110,594)	(345,171)	765,727	0	2,524	13,219,709
Wells Fargo Strategic Retirement Bond Portfolio	13.57	11.73	(173,422)	176,440	319,267	0	1,116	8,575,558
Wells Fargo U.S. REIT Portfolio	7.72	5.75	103,004	555,084	0	134,919	238	2,504,589

			$3,264,482	$(2,732,451)	$2,375,894	$1,206,470	$45,911	$81,873,363	100.33%

The accompanying notes are an integral part of these financial statements.

54	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2020 FUND

Security name	Value

Investment Companies: 100.06%

Affiliated Master Portfolios: 100.06%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$115,484,611

Wells Fargo Emerging Markets Bond Portfolio	9,830,204

Wells Fargo Factor Enhanced Emerging Markets Portfolio	13,481,589

Wells Fargo Factor Enhanced International Portfolio	45,637,671

Wells Fargo Factor Enhanced Large Cap Portfolio	86,560,472

Wells Fargo Factor Enhanced Small Cap Portfolio	21,638,314

Wells Fargo High Yield Corporate Bond Portfolio	9,834,009

Wells Fargo Investment Grade Corporate Bond Portfolio	60,143,400

Wells Fargo Strategic Retirement Bond Portfolio	32,568,533

Wells Fargo U.S. REIT Portfolio	12,043,911

Total Investment Companies (Cost $371,917,036)	407,222,714

Total investments in securities (Cost $371,917,036)	100.06%	407,222,714

Other assets and liabilities, net	(0.06)	(251,618)

Total net assets	100.00%	$406,971,096

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	23.29%	18.88%	$(2,812,018)	$2,984,641	$4,520,541	$0	$92,162	$115,484,611
Wells Fargo Emerging Markets Bond Portfolio	26.96	22.29	(649,424)	(61,675)	808,475	0	4,973	9,830,204
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.15	5.25	(1,981,955)	(1,912,354)	1,742	649,589	12,129	13,481,589
Wells Fargo Factor Enhanced International Portfolio	8.68	6.54	(470,350)	(7,206,630)	3,204	2,570,795	40,067	45,637,671
Wells Fargo Factor Enhanced Large Cap Portfolio	9.72	7.38	14,339,764	(13,522,955)	7,658	3,322,494	68,411	86,560,472
Wells Fargo Factor Enhanced Small Cap Portfolio	10.19	7.78	3,980,209	(1,534,237)	2,552	547,090	20,611	21,638,314
Wells Fargo High Yield Corporate Bond Portfolio	15.50	11.26	(610,386)	(12,349)	960,477	0	3,409	9,834,009
Wells Fargo Investment Grade Corporate Bond Portfolio	26.91	22.77	(271,893)	3,583,156	3,736,154	0	12,348	60,143,400
Wells Fargo Strategic Retirement Bond Portfolio	47.61	44.53	(627,067)	341,003	1,133,234	0	4,180	32,568,533
Wells Fargo U.S. REIT Portfolio	35.62	27.64	275,806	2,418,057	0	649,753	1,177	12,043,911

			$11,172,686	$(14,923,343)	$11,174,037	$7,739,721	$259,467	$407,222,714	100.06%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	55

TARGET 2025 FUND

Security name	Value

Investment Companies: 100.49%

Affiliated Master Portfolios: 100.49%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$73,709,030

Wells Fargo Emerging Markets Bond Portfolio	6,308,419

Wells Fargo Factor Enhanced Emerging Markets Portfolio	12,781,313

Wells Fargo Factor Enhanced International Portfolio	43,602,243

Wells Fargo Factor Enhanced Large Cap Portfolio	79,583,267

Wells Fargo Factor Enhanced Small Cap Portfolio	19,828,672

Wells Fargo High Yield Corporate Bond Portfolio	6,335,656

Wells Fargo Investment Grade Corporate Bond Portfolio	38,579,464

Wells Fargo Strategic Retirement Bond Portfolio	10,370,324

Wells Fargo U.S. REIT Portfolio	5,590,493

Total Investment Companies (Cost $274,939,502)	296,688,881

Total investments in securities (Cost $274,939,502)	100.49%	296,688,881

Other assets and liabilities, net	(0.49)	(1,438,390)

Total net assets	100.00%	$295,250,491

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	10.88%	12.05%	$(1,308,302)	$(2,687,725)	$2,251,514	$0	$45,725	$73,709,030
Wells Fargo Emerging Markets Bond Portfolio	12.55	14.31	(300,412)	4,950,207	399,799	0	2,553	6,308,419
Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.71	4.98	(683,199)	(1,146,400)	1,289	478,870	9,000	12,781,313
Wells Fargo Factor Enhanced International Portfolio	6.08	6.25	1,002,273	(9,478,474)	2,366	1,857,957	29,738	43,602,243
Wells Fargo Factor Enhanced Large Cap Portfolio	6.53	6.78	16,374,558	(23,608,438)	5,450	2,306,352	49,372	79,583,267
Wells Fargo Factor Enhanced Small Cap Portfolio	6.79	7.13	4,762,904	(2,042,617)	1,808	365,231	14,776	19,828,672
Wells Fargo High Yield Corporate Bond Portfolio	7.21	7.26	(273,865)	2,537,472	473,097	0	1,749	6,335,656
Wells Fargo Investment Grade Corporate Bond Portfolio	12.58	14.61	(1,096,153)	4,047,511	1,858,979	0	6,337	38,579,464
Wells Fargo Strategic Retirement Bond Portfolio	10.14	14.18	(142,553)	4,135,580	247,702	0	1,029	10,370,324
Wells Fargo U.S. REIT Portfolio	10.98	12.83	441,283	5,066,592	0	183,949	406	5,590,493

			$18,776,534	$(18,226,292)	$5,242,004	$5,192,359	$160,685	$296,688,881	100.49%

The accompanying notes are an integral part of these financial statements.

56	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2030 FUND

Security name	Value

Investment Companies: 99.99%

Affiliated Master Portfolios: 99.99%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$115,758,104

Wells Fargo Emerging Markets Bond Portfolio	9,757,972

Wells Fargo Factor Enhanced Emerging Markets Portfolio	29,966,224

Wells Fargo Factor Enhanced International Portfolio	104,006,638

Wells Fargo Factor Enhanced Large Cap Portfolio	177,978,579

Wells Fargo Factor Enhanced Small Cap Portfolio	43,039,374

Wells Fargo High Yield Corporate Bond Portfolio	9,761,749

Wells Fargo Investment Grade Corporate Bond Portfolio	60,325,702

Wells Fargo Strategic Retirement Bond Portfolio	4,450,024

Wells Fargo U.S. REIT Portfolio	2,745,112

Total Investment Companies (Cost $515,041,051)	557,789,478

Total investments in securities (Cost $515,041,051)	99.99%	557,789,478

Other assets and liabilities, net	0.01	50,760

Total net assets	100.00%	$557,840,238

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	18.95%	18.92%	$(2,190,548)	$4,594,800	$3,674,766	$0	$74,883	$115,758,104
Wells Fargo Emerging Markets Bond Portfolio	21.80	22.13	(508,565)	199,806	651,844	0	4,140	9,757,972
Wells Fargo Factor Enhanced Emerging Markets Portfolio	14.99	11.68	(3,751,386)	(2,879,684)	3,175	1,181,514	22,056	29,966,224
Wells Fargo Factor Enhanced International Portfolio	16.07	14.90	(1,593,126)	(10,104,049)	5,928	4,714,682	73,651	104,006,638
Wells Fargo Factor Enhanced Large Cap Portfolio	16.49	15.17	24,215,709	(18,617,772)	12,999	5,506,184	117,475	177,978,579
Wells Fargo Factor Enhanced Small Cap Portfolio	17.18	15.48	6,022,714	(406,897)	4,296	887,001	34,777	43,039,374
Wells Fargo High Yield Corporate Bond Portfolio	12.53	11.18	(465,377)	227,535	776,604	0	2,823	9,761,749
Wells Fargo Investment Grade Corporate Bond Portfolio	21.91	22.84	(454,873)	4,492,169	3,035,196	0	10,391	60,325,702
Wells Fargo Strategic Retirement Bond Portfolio	4.14	6.08	(46,169)	341,650	95,309	0	412	4,450,024
Wells Fargo U.S. REIT Portfolio	5.78	6.30	141,164	565,779	0	93,396	203	2,745,112

			$21,369,543	$(21,586,663)	$8,260,117	$12,382,777	$340,811	$557,789,478	99.99%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	57

TARGET 2035 FUND

Security name	Value

Investment Companies: 100.67%

Affiliated Master Portfolios: 100.67%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$40,905,346

Wells Fargo Emerging Markets Bond Portfolio	3,488,962

Wells Fargo Factor Enhanced Emerging Markets Portfolio	16,965,236

Wells Fargo Factor Enhanced International Portfolio	58,160,209

Wells Fargo Factor Enhanced Large Cap Portfolio	97,712,764

Wells Fargo Factor Enhanced Small Cap Portfolio	24,391,853

Wells Fargo High Yield Corporate Bond Portfolio	3,503,590

Wells Fargo Investment Grade Corporate Bond Portfolio	21,298,207

Total Investment Companies (Cost $250,063,340)	266,426,167

Total investments in securities (Cost $250,063,340)	100.67%	266,426,167

Other assets and liabilities, net	(0.67)	(1,770,023)

Total net assets	100.00%	$264,656,144

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.99%	6.69%	$(673,577)	$416,522	$1,214,956	$0	$24,732	$40,905,346
Wells Fargo Emerging Markets Bond Portfolio	6.91	7.91	(166,848)	5,312,406	216,152	0	1,375	3,488,962
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.89	6.61	(2,242,606)	2,510,447	1,736	650,292	12,159	16,965,236
Wells Fargo Factor Enhanced International Portfolio	8.45	8.33	(1,172,799)	(7,212,544)	3,198	2,537,006	40,282	58,160,209
Wells Fargo Factor Enhanced Large Cap Portfolio	8.35	8.33	12,737,733	(17,646,693)	6,764	2,885,352	61,275	97,712,764
Wells Fargo Factor Enhanced Small Cap Portfolio	8.62	8.77	2,843,365	3,386,266	2,243	456,742	18,336	24,391,853
Wells Fargo High Yield Corporate Bond Portfolio	3.97	4.01	(147,802)	2,864,816	255,885	0	944	3,503,590
Wells Fargo Investment Grade Corporate Bond Portfolio	6.92	8.06	(283,531)	(2,410,325)	1,002,425	0	3,405	21,298,207

			$10,893,935	$(12,779,105)	$2,703,359	$6,529,392	$162,508	$266,426,167	100.67%

The accompanying notes are an integral part of these financial statements.

58	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2040 FUND

Security name	Value

Investment Companies: 100.01%

Affiliated Master Portfolios: 100.01%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$52,586,347

Wells Fargo Emerging Markets Bond Portfolio	4,448,001

Wells Fargo Factor Enhanced Emerging Markets Portfolio	35,557,592

Wells Fargo Factor Enhanced International Portfolio	122,126,783

Wells Fargo Factor Enhanced Large Cap Portfolio	198,022,293

Wells Fargo Factor Enhanced Small Cap Portfolio	49,464,059

Wells Fargo High Yield Corporate Bond Portfolio	4,449,723

Wells Fargo Investment Grade Corporate Bond Portfolio	27,367,385

Total Investment Companies (Cost $457,301,213)	494,022,183

Total investments in securities (Cost $457,301,213)	100.01%	494,022,183

Other assets and liabilities, net	(0.01)	(33,112)

Total net assets	100.00%	$493,989,071

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	8.29%	8.60%	$(959,968)	$2,216,109	$1,626,719	$0	$33,148	$52,586,347
Wells Fargo Emerging Markets Bond Portfolio	9.57	10.09	(225,312)	118,595	289,528	0	1,843	4,448,001
Wells Fargo Factor Enhanced Emerging Markets Portfolio	17.25	13.86	(4,613,631)	(2,725,437)	3,682	1,372,088	25,615	35,557,592
Wells Fargo Factor Enhanced International Portfolio	18.39	17.50	(3,174,514)	(9,052,098)	6,815	5,413,592	84,908	122,126,783
Wells Fargo Factor Enhanced Large Cap Portfolio	17.62	16.87	21,973,977	(12,917,703)	13,974	5,910,224	126,514	198,022,293
Wells Fargo Factor Enhanced Small Cap Portfolio	18.26	17.79	5,807,916	684,695	4,623	937,903	37,515	49,464,059
Wells Fargo High Yield Corporate Bond Portfolio	5.50	5.10	(205,661)	128,372	344,511	0	1,254	4,449,723
Wells Fargo Investment Grade Corporate Bond Portfolio	9.58	10.36	(438,182)	2,271,930	1,342,515	0	4,597	27,367,385

			$18,164,625	$(19,275,537)	$3,632,367	$13,633,807	$315,394	$494,022,183	100.01%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	59

TARGET 2045 FUND

Security name	Value

Investment Companies: 100.89%

Affiliated Master Portfolios: 100.89%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$12,070,738

Wells Fargo Emerging Markets Bond Portfolio	1,027,021

Wells Fargo Factor Enhanced Emerging Markets Portfolio	12,368,580

Wells Fargo Factor Enhanced International Portfolio	41,626,567

Wells Fargo Factor Enhanced Large Cap Portfolio	65,790,113

Wells Fargo Factor Enhanced Small Cap Portfolio	16,433,715

Wells Fargo High Yield Corporate Bond Portfolio	1,026,326

Wells Fargo Investment Grade Corporate Bond Portfolio	6,283,869

Total Investment Companies (Cost $148,757,816)	156,626,929

Total investments in securities (Cost $148,757,816)	100.89%	156,626,929

Other assets and liabilities, net	(0.89)	(1,374,852)

Total net assets	100.00%	$155,252,077

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	1.95%	1.97%	$(221,795)	$411,639	$385,059	$0	$7,855	$12,070,738
Wells Fargo Emerging Markets Bond Portfolio	2.25	2.33	(54,535)	13,249	68,549	0	430	1,027,021
Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.11	4.82	(1,860,223)	(924,665)	1,315	495,608	9,245	12,368,580
Wells Fargo Factor Enhanced International Portfolio	6.54	5.96	(1,457,994)	(3,441,326)	2,410	1,926,712	30,417	41,626,567
Wells Fargo Factor Enhanced Large Cap Portfolio	6.15	5.61	7,320,844	(5,119,074)	4,838	2,082,394	43,709	65,790,113
Wells Fargo Factor Enhanced Small Cap Portfolio	6.35	5.91	1,700,742	121,925	1,611	334,692	13,157	16,433,715
Wells Fargo High Yield Corporate Bond Portfolio	1.29	1.18	(48,548)	13,311	81,171	0	295	1,026,326
Wells Fargo Investment Grade Corporate Bond Portfolio	2.25	2.38	(186,878)	561,018	317,963	0	1,069	6,283,869

			$5,191,613	$(8,363,923)	$862,916	$4,839,406	$106,177	$156,626,929	100.89%

The accompanying notes are an integral part of these financial statements.

60	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2050 FUND

Security name	Value

Investment Companies: 100.07%

Affiliated Master Portfolios: 100.07%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$13,137,541

Wells Fargo Emerging Markets Bond Portfolio	1,111,073

Wells Fargo Factor Enhanced Emerging Markets Portfolio	18,232,970

Wells Fargo Factor Enhanced International Portfolio	61,401,068

Wells Fargo Factor Enhanced Large Cap Portfolio	96,012,496

Wells Fargo Factor Enhanced Small Cap Portfolio	23,943,011

Wells Fargo High Yield Corporate Bond Portfolio	1,111,503

Wells Fargo Investment Grade Corporate Bond Portfolio	6,834,398

Total Investment Companies (Cost $200,395,710)	221,784,060

Total investments in securities (Cost $200,395,710)	100.07%	221,784,060

Other assets and liabilities, net	(0.07)	(145,676)

Total net assets	100.00%	$221,638,384

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.65%	2.15%	$(318,351)	$402,078	$486,791	$0	$10,018	$13,137,541
Wells Fargo Emerging Markets Bond Portfolio	3.06	2.52	(71,482)	2,915	86,459	0	540	1,111,073
Wells Fargo Factor Enhanced Emerging Markets Portfolio	10.32	7.10	(2,847,636)	(1,925,378)	2,032	787,234	14,348	18,232,970
Wells Fargo Factor Enhanced International Portfolio	11.03	8.80	(942,356)	(5,019,512)	3,780	3,111,886	47,250	61,401,068
Wells Fargo Factor Enhanced Large Cap Portfolio	10.27	8.18	15,693,445	(9,028,676)	7,488	3,246,842	67,782	96,012,496
Wells Fargo Factor Enhanced Small Cap Portfolio	10.65	8.61	3,740,327	(598,678)	2,491	528,964	20,111	23,943,011
Wells Fargo High Yield Corporate Bond Portfolio	1.76	1.27	(65,388)	12,318	103,686	0	368	1,111,503
Wells Fargo Investment Grade Corporate Bond Portfolio	3.06	2.59	(275,075)	25,289	402,518	0	1,356	6,834,398

			$14,913,484	$(16,129,644)	$1,095,245	$7,674,926	$161,773	$221,784,060	100.07%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	61

TARGET 2055 FUND

Security name	Value

Investment Companies: 102.06%

Affiliated Master Portfolios: 102.06%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$2,292,689

Wells Fargo Emerging Markets Bond Portfolio	193,914

Wells Fargo Factor Enhanced Emerging Markets Portfolio	3,178,596

Wells Fargo Factor Enhanced International Portfolio	10,704,704

Wells Fargo Factor Enhanced Large Cap Portfolio	16,726,245

Wells Fargo Factor Enhanced Small Cap Portfolio	4,181,011

Wells Fargo High Yield Corporate Bond Portfolio	193,990

Wells Fargo Investment Grade Corporate Bond Portfolio	1,192,595

Total Investment Companies (Cost $38,429,659)	38,663,744

Total investments in securities (Cost $38,429,659)	102.06%	38,663,744

Other assets and liabilities, net	(2.06)	(781,982)

Total net assets	100.00%	$37,881,762

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.52%	0.37%	$(61,117)	$104,801	$98,281	$0	$2,018	$2,292,689
Wells Fargo Emerging Markets Bond Portfolio	0.61	0.44	(14,707)	903	17,475	0	106	193,914
Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.02	1.24	(686,565)	(275,559)	409	158,404	2,932	3,178,596
Wells Fargo Factor Enhanced International Portfolio	2.16	1.53	(831,094)	(934,915)	749	622,174	9,595	10,704,704
Wells Fargo Factor Enhanced Large Cap Portfolio	2.01	1.43	1,611,265	(1,168,484)	1,479	661,269	13,363	16,726,245
Wells Fargo Factor Enhanced Small Cap Portfolio	2.09	1.50	455,606	(3,643)	496	109,732	4,057	4,181,011
Wells Fargo High Yield Corporate Bond Portfolio	0.35	0.22	(13,045)	1,026	20,750	0	74	193,990
Wells Fargo Investment Grade Corporate Bond Portfolio	0.61	0.45	(71,786)	138,060	81,281	0	263	1,192,595

			$388,557	$(2,137,811)	$220,920	$1,551,579	$32,408	$38,663,744	102.06%

The accompanying notes are an integral part of these financial statements.

62	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

TARGET 2060 FUND

Security name	Value

Investment Companies: 101.14%

Affiliated Master Portfolios: 101.14%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$990,793

Wells Fargo Emerging Markets Bond Portfolio	83,799

Wells Fargo Factor Enhanced Emerging Markets Portfolio	1,375,135

Wells Fargo Factor Enhanced International Portfolio	4,630,300

Wells Fargo Factor Enhanced Large Cap Portfolio	7,239,003

Wells Fargo Factor Enhanced Small Cap Portfolio	1,808,804

Wells Fargo High Yield Corporate Bond Portfolio	83,831

Wells Fargo Investment Grade Corporate Bond Portfolio	515,462

Total Investment Companies (Cost $15,966,006)	16,727,127

Total investments in securities (Cost $15,966,006)	101.14%	16,727,127

Other assets and liabilities, net	(1.14)	(189,228)

Total net assets	100.00%	$16,537,899

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.13%	0.16%	$(15,413)	$22,890	$31,231	$0	$627	$990,793
Wells Fargo Emerging Markets Bond Portfolio	0.15	0.19	(3,930)	430	5,561	0	36	83,799
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.51	0.54	(205,528)	(76,930)	134	49,897	948	1,375,135
Wells Fargo Factor Enhanced International Portfolio	0.55	0.66	(342,647)	(30,438)	246	189,689	3,118	4,630,300
Wells Fargo Factor Enhanced Large Cap Portfolio	0.51	0.62	140,098	367,055	488	204,636	4,449	7,239,003
Wells Fargo Factor Enhanced Small Cap Portfolio	0.53	0.65	133,577	21,567	162	32,192	1,338	1,808,804
Wells Fargo High Yield Corporate Bond Portfolio	0.09	0.10	(3,367)	499	6,563	0	24	83,831
Wells Fargo Investment Grade Corporate Bond Portfolio	0.15	0.20	(18,925)	5,606	25,735	0	89	515,462

			$(316,135)	$310,679	$70,120	$476,414	$10,629	$16,727,127	101.14%

The accompanying notes are an integral part of these financial statements.

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64	Target Date Retirement Funds	Statements of assets and liabilities—February 28, 2019

	Target Today Fund	Target 2010 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$68,391,104	$67,891,069
Cash	4,574	5,971
Receivable for Fund shares sold	11,753	13,091
Receivable from manager	10,236	7,236
Prepaid expenses and other assets	34,204	47,669

Total assets	68,451,871	67,965,036

Liabilities
Payable for Fund shares redeemed	109,723	370,637
Custodian and accounting fees payable	32,252	15,062
Professional fees payable	24,923	23,386
Shareholder report expenses payable	14,479	5,169
Shareholder servicing fees payable	9,478	9,575
Administration fees payable	7,880	7,711
Trustees’ fees and expenses payable	1,399	1,391
Distribution fees payable	618	459
Accrued expenses and other liabilities	547	2,473

Total liabilities	201,299	435,863

Total net assets	$68,250,572	$67,529,173

NET ASSETS CONSIST OF
Paid-in capital	$63,495,437	$50,048,168
Total distributable earnings	4,755,135	17,481,005

Total net assets	$68,250,572	$67,529,173

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$37,864,612	$35,776,504
Shares outstanding – Class A1	4,373,905	3,531,716
Net asset value per share – Class A	$8.66	$10.13
Maximum offering price per share – Class A2	$9.19	$10.75
Net assets – Class C	$922,828	$734,603
Shares outstanding – Class C1	103,797	71,752
Net asset value per share – Class C	$8.89	$10.24
Net assets – Class R	$27,712	$22,102
Shares outstanding – Class R1	3,214	2,201
Net asset value per share – Class R	$8.62	$10.04
Net assets – Class R4	$2,824,910	$1,825,011
Share outstanding – Class R4[1]	317,593	177,687
Net asset value per share – Class R4	$8.89	$10.27
Net assets – Class R6	$17,013,259	$16,788,802
Shares outstanding – Class R6[1]	1,915,942	1,637,787
Net asset value per share – Class R6	$8.88	$10.25
Net assets – Administrator Class	$9,597,251	$12,382,151
Shares outstanding – Administrator Class[1]	1,078,574	1,205,106
Net asset value per share – Administrator Class	$8.90	$10.27

Investments in affiliated Master Portfolios, at cost	$63,331,946	$50,155,799

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—February 28, 2019	Target Date Retirement Funds	65

Target 2015 Fund	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund

$81,873,363	$407,222,714	$296,688,881	$557,789,478	$266,426,167	$494,022,183	$156,626,929
9,186	63,668	49,823	138,290	75,565	163,226	61,598
12,496	225,944	68,655	467,575	84,242	177,077	201,852
15,445	10,659	12,958	14,712	17,452	18,556	18,509
522	16,901	99,670	38,865	1,626	53,568	1,055

81,911,012	407,539,886	296,919,987	558,448,920	266,605,052	494,434,610	156,909,943

210,154	278,445	1,456,441	258,346	1,751,227	154,849	1,551,614
21,961	92,494	60,220	98,562	44,357	81,567	30,918
27,313	28,511	17,341	28,649	26,320	25,869	26,589
26,691	84,461	76,656	116,518	77,213	81,102	20,657
8,907	44,004	26,680	55,691	25,246	53,324	13,846
7,734	37,339	24,309	47,676	22,999	45,607	12,659
1,400	1,497	1,478	1,490	1,499	1,469	1,576
4	2,039	8	1,750	47	1,752	7
4,883	0	6,363	0	0	0	0

309,047	568,790	1,669,496	608,682	1,948,908	445,539	1,657,866

$81,601,965	$406,971,096	$295,250,491	$557,840,238	$264,656,144	$493,989,071	$155,252,077

$71,005,503	$373,534,493	$272,146,538	$516,056,097	$249,218,946	$459,970,788	$149,247,915
10,596,462	33,436,603	23,103,953	41,784,141	15,437,198	34,018,283	6,004,162

$81,601,965	$406,971,096	$295,250,491	$557,840,238	$264,656,144	$493,989,071	$155,252,077

$36,235,852	$147,196,172	$106,484,779	$177,607,685	$108,389,096	$189,990,264	$56,491,070
5,145,611	12,650,815	19,110,823	14,761,276	14,688,020	13,485,764	6,947,867
$7.04	$11.64	$5.57	$12.03	$7.38	$14.09	$8.13
$7.47	$12.35	$5.91	$12.76	$7.83	$14.95	$8.63
N/A	$3,376,679	N/A	$2,851,458	N/A	$2,754,145	N/A
N/A	295,903	N/A	247,907	N/A	217,492	N/A
N/A	$11.41	N/A	$11.50	N/A	$12.66	N/A
$19,525	$86,270	$43,934	$40,040	$249,542	$62,106	$36,514
2,716	7,482	7,988	3,323	33,521	4,410	4,407
$7.19	$11.53	$5.50	$12.05	$7.44	$14.08	$8.29
$7,352,420	$38,539,224	$42,045,689	$57,365,993	$34,388,321	$45,177,454	$22,076,489
1,034,898	3,215,628	7,490,151	4,656,180	4,647,761	3,095,089	2,697,126
$7.10	$11.98	$5.61	$12.32	$7.40	$14.60	$8.19
$31,173,522	$154,089,020	$131,314,268	$230,952,725	$112,020,910	$184,594,152	$69,435,269
4,389,336	12,862,723	23,426,027	18,780,231	15,155,137	12,660,355	8,519,286
$7.10	$11.98	$5.61	$12.30	$7.39	$14.58	$8.15
$6,820,646	$63,683,731	$15,361,821	$89,022,337	$9,608,275	$71,410,950	$7,212,735
942,230	5,349,575	2,713,893	7,224,154	1,286,361	4,902,936	871,879
$7.24	$11.90	$5.66	$12.32	$7.47	$14.56	$8.27

$71,432,401	$371,917,036	$274,939,502	$515,041,051	$250,063,340	$457,301,213	$148,757,816

The accompanying notes are an integral part of these financial statements.

66	Target Date Retirement Funds	Statements of assets and liabilities—February 28, 2019

	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$221,784,060	$38,663,744	$16,727,127
Cash	100,453	17,024	4,213
Receivable for Fund shares sold	84,616	18,791	15,546
Receivable from manager	19,805	1,661	2,569
Prepaid expenses and other assets	31,274	30	0

Total assets	222,020,208	38,701,250	16,749,455

Liabilities
Payable for Fund shares redeemed	228,508	629,977	9,248
Custodian and accounting fees payable	41,642	20,037	5,062
Professional fees payable	30,172	34,579	44,330
Shareholder report expenses payable	43,254	85,196	104,382
Shareholder servicing fees payable	19,364	2,836	893
Administration fees payable	16,795	2,695	850
Trustees’ fees and expenses payable	1,492	1,588	1,444
Distribution fees payable	587	8	135
Accrued expenses and other liabilities	10	42,572	45,212

Total liabilities	381,824	819,488	211,556

Total net assets	$221,638,384	$37,881,762	$16,537,899

NET ASSETS CONSIST OF
Paid-in capital	$200,499,254	$38,745,562	$16,154,173
Total distributable earnings (loss)	21,139,130	(863,800)	383,726

Total net assets	$221,638,384	$37,881,762	$16,537,899

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$53,037,802	$10,581,602	$659,965
Shares outstanding – Class A1	7,436,424	915,662	57,694
Net asset value per share – Class A	$7.13	$11.56	$11.44
Maximum offering price per share – Class A2	$7.56	$12.27	$12.14
Net assets – Class C	$1,012,854	N/A	$221,000
Shares outstanding – Class C1	142,991	N/A	19,348
Net asset value per share – Class C	$7.08	N/A	$11.42
Net assets – Class R	$31,899	$42,912	$54,013
Shares outstanding – Class R1	4,460	3,767	4,813
Net asset value per share – Class R	$7.15	$11.39	$11.22
Net assets – Class R4	$19,550,770	$7,578,475	$2,037,939
Share outstanding – Class R4[1]	2,719,700	653,420	174,833
Net asset value per share – Class R4	$7.19	$11.60	$11.66
Net assets – Class R6	$107,768,705	$18,490,536	$10,497,360
Shares outstanding – Class R6[1]	15,023,326	1,597,839	904,387
Net asset value per share – Class R6	$7.17	$11.57	$11.61
Net assets – Administrator Class	$40,236,354	$1,188,238	$3,067,622
Shares outstanding – Administrator Class[1]	5,619,741	102,741	267,195
Net asset value per share – Administrator Class	$7.16	$11.57	$11.48

Investments in affiliated Master Portfolios, at cost	$200,395,710	$38,429,659	$15,966,006

[1]	Each Fund has an unlimited number of authorized shares.

[3]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

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68	Target Date Retirement Funds	Statements of operations—year ended February 28, 2019

	Target Today Fund	Target 2010 Fund

Investment income
Interest allocated from affiliated Master Portfolios*	$2,121,763	$2,081,221
Dividends allocated from affiliated Master Portfolios**	743,693	843,608
Affiliated income allocated from affiliated Master Portfolios	35,515	36,624
Expenses allocated from affiliated Master Portfolios	(145,535)	(150,687)
Waivers allocated from affiliated Master Portfolios	15,282	15,159

Total investment income	2,770,718	2,825,925

Expenses
Management fee	100,232	102,453
Administration fees
Class A	85,552	81,900
Class C	3,924	2,276
Class R	61	48
Class R4	6,593	7,285
Class R6	9,778	8,738
Administrator Class	21,788	31,350
Shareholder servicing fees
Class A	101,848	97,500
Class C	4,671	2,710
Class R	73	57
Class R4	8,241	9,106
Administrator Class	41,901	60,288
Distribution fees
Class C	14,013	8,129
Class R	73	57
Custody and accounting fees	17,224	9,129
Professional fees	36,920	37,388
Registration fees	101,223	92,972
Shareholder report expenses	51,091	43,308
Trustees’ fees and expenses	23,050	23,046
Other fees and expenses	18,717	20,128

Total expenses	646,973	637,868
Less: Fee waivers and/or expense reimbursements	(305,559)	(288,015)

Net expenses	341,414	349,853

Net investment income	2,429,304	2,476,072

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolios	620,996	869,510
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(581,592)	(1,027,544)

Net realized and unrealized gains (losses) on investments	39,404	(158,034)

Net increase in net assets resulting from operations	$2,468,708	$2,318,038

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$317	$305
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$34,543	$39,421

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended February 28, 2019	Target Date Retirement Funds	69

Target 2015 Fund	Target 2020 Fund	Target 2025 Fund	Target 2030 Fund	Target 2035 Fund	Target 2040 Fund	Target 2045 Fund

$2,375,894	$11,174,037	$5,242,004	$8,260,117	$2,703,359	$3,632,367	$862,916
1,206,470	7,739,721	5,192,359	12,382,777	6,529,392	13,633,807	4,839,406
45,911	259,467	160,685	340,811	162,508	315,394	106,177
(191,334)	(1,065,420)	(633,963)	(1,336,347)	(649,433)	(1,285,151)	(440,822)
19,130	111,817	71,488	152,300	76,098	154,074	52,735

3,456,071	18,219,622	10,032,573	19,799,658	8,821,924	16,450,491	5,420,412

126,506	676,961	383,862	771,767	354,153	673,482	224,507

81,650	333,901	234,117	402,555	235,962	420,068	125,178
N/A	10,463	N/A	8,572	N/A	8,972	N/A
45	158	77	78	438	124	78
23,062	72,990	60,329	116,035	55,131	97,392	33,445
14,094	100,085	50,074	91,661	44,968	73,718	31,114
15,334	114,462	39,020	162,987	29,609	132,147	25,142

97,203	397,502	278,711	479,232	280,907	500,081	149,021
N/A	12,456	N/A	10,205	N/A	10,681	N/A
53	188	92	93	521	147	93
28,827	90,811	75,161	144,151	68,707	120,973	41,807
29,489	219,680	75,039	312,858	56,739	253,714	48,350

N/A	37,367	N/A	30,614	N/A	32,043	N/A
53	188	92	93	521	147	93
12,965	54,119	32,905	61,652	27,459	50,169	21,783
38,011	38,610	34,847	38,679	37,617	37,391	37,752
99,010	107,788	78,679	95,951	103,419	92,925	100,302
53,739	89,746	84,713	106,241	81,632	93,393	58,177
23,050	23,148	23,440	23,046	23,050	24,685	23,638
17,254	41,774	27,502	48,069	25,350	38,070	18,940

660,345	2,422,397	1,478,660	2,904,539	1,426,183	2,660,322	939,420
(328,670)	(852,577)	(580,654)	(1,034,175)	(625,322)	(1,000,824)	(496,075)

331,675	1,569,820	898,006	1,870,364	800,861	1,659,498	443,345

3,124,396	16,649,802	9,134,567	17,929,294	8,021,063	14,790,993	4,977,067

3,264,482	11,172,686	18,776,534	21,369,543	10,893,935	18,164,625	5,191,613
(2,732,451)	(14,923,343)	(18,226,292)	(21,586,663)	(12,779,105)	(19,275,537)	(8,363,923)

532,031	(3,750,657)	550,242	(217,120)	(1,885,170)	(1,110,912)	(3,172,310)

$3,656,427	$12,899,145	$9,684,809	$17,712,174	$6,135,893	$13,680,081	$1,804,757

$55,961	$371,846	$269,759	$680,815	$366,823	$782,664	$278,116
$321	$1,837	$828	$1,321	$437	$587	$145

The accompanying notes are an integral part of these financial statements.

70	Target Date Retirement Funds	Statements of operations—year ended February 28, 2019

	Target 2050 Fund	Target 2055 Fund	Target 2060 Fund

Investment income
Interest allocated from affiliated Master Portfolios*	$1,095,245	$220,920	$70,120
Dividends allocated from affiliated Master Portfolios**	7,674,926	1,551,579	476,414
Affiliated income allocated from affiliated Master Portfolios	161,773	32,408	10,629
Expenses allocated from affiliated Master Portfolios	(680,504)	(136,900)	(43,587)
Waivers allocated from affiliated Master Portfolios	80,297	15,767	5,490

Total investment income	8,331,737	1,683,774	519,066

Expenses
Management fee	343,637	68,863	21,582
Administration fees
Class A	119,507	21,861	1,541
Class C	2,658	N/A	429
Class R	63	87	110
Class R4	54,990	11,344	2,568
Class R6	45,860	12,306	3,982
Administrator Class	82,976	4,172	5,339
Shareholder servicing fees
Class A	142,271	26,025	1,835
Class C	3,165	N/A	510
Class R	76	104	131
Class R4	68,493	14,181	3,210
Administrator Class	159,060	8,023	10,268
Distribution fees
Class C	9,494	N/A	1,532
Class R	76	104	131
Custody and accounting fees	27,506	38,607	37,931
Professional fees	37,686	43,601	50,924
Registration fees	106,919	114,731	138,971
Shareholder report expenses	68,840	106,411	103,621
Trustees’ fees and expenses	22,096	23,661	22,942
Other fees and expenses	24,353	40,820	27,131

Total expenses	1,319,726	534,901	434,688
Less: Fee waivers and/or expense reimbursements	(663,195)	(444,507)	(406,369)

Net expenses	656,531	90,394	28,319

Net investment income	7,675,206	1,593,380	490,747

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	14,913,484	388,557	(316,135)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(16,129,644)	(2,137,811)	310,679

Net realized and unrealized gains (losses) on investments	(1,216,160)	(1,749,254)	(5,456)

Net increase (decrease) in net assets resulting from operations	$6,459,046	$(155,874)	$485,291

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$178	$42	$12
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$449,698	$89,351	$27,540

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	71

	Target Today Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$2,429,304		$4,017,652
Net realized gains on investments		620,996		20,385,053
Net change in unrealized gains (losses) on investments		(581,592)		(16,541,123)

Net increase in net assets resulting from operations		2,468,708		7,861,582

Distributions to shareholders from net investment income and net realized gains
Class A		(2,517,852)		(9,282,849)
Class C		(93,263)		(403,519)
Class R		(1,841)		(5,736)
Class R4		(432,768)		(2,729,108)
Class R6		(1,980,408)		(7,656,681)
Administrator Class		(799,525)		(4,998,663)

Total distributions to shareholders		(5,825,657)		(25,076,556)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	206,784	1,804,359	272,531	2,849,841
Class C	7,343	65,185	8,526	92,941
Class R	224	1,991	213	2,245
Class R4	325,203	2,970,200	1,305,279	13,997,390
Class R6	1,452,538	12,845,113	1,318,451	13,900,875
Administrator Class	273,358	2,477,519	698,363	7,333,984

		20,164,367		38,177,276

Reinvestment of distributions
Class A	292,451	2,499,654	1,002,553	9,204,691
Class C	10,639	92,963	42,972	402,467
Class R	53	450	108	982
Class R4	48,915	432,768	289,218	2,729,108
Class R6	224,739	1,978,037	809,715	7,639,457
Administrator Class	90,290	799,264	529,366	4,994,363

		5,803,136		24,971,068

Payment for shares redeemed
Class A	(1,367,602)	(12,067,104)	(1,332,544)	(13,252,471)
Class C	(159,312)	(1,428,671)	(68,494)	(718,688)
Class R	(265)	(2,218)	(178)	(1,875)
Class R4	(1,453,840)	(13,174,601)	(23,216,325)	(253,301,285)
Class R6	(4,168,399)	(37,155,432)	(4,461,412)	(47,787,862)
Administrator Class	(1,930,361)	(17,559,794)	(2,220,552)	(23,273,138)

		(81,387,820)		(338,335,319)

Net decrease in net assets resulting from capital share transactions		(55,420,317)		(275,186,975)

Total decrease in net assets		(58,777,266)		(292,401,949)

Net assets
Beginning of period		127,027,838		419,429,787

End of period		$68,250,572		$127,027,838

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $336,574. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

72	Target Date Retirement Funds	Statements of changes in net assets

	Target 2010 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$2,476,072		$3,412,251
Net realized gains on investments		869,510		22,059,624
Net change in unrealized gains (losses) on investments		(1,027,544)		(18,429,957)

Net increase in net assets resulting from operations		2,318,038		7,041,918

Distributions to shareholders from net investment income and net realized gains
Class A		(3,011,177)		(8,843,554)
Class C		(77,674)		(249,868)
Class R		(1,897)		(4,568)
Class R4		(506,744)		(3,914,306)
Class R6		(1,963,261)		(7,021,540)
Administrator Class		(1,356,706)		(5,980,007)

Total distributions to shareholders		(6,917,459)		(26,013,843)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	181,308	1,846,882	85,930	1,052,305
Class C	257	2,723	4,371	55,389
Class R4	143,760	1,546,412	492,200	6,136,477
Class R6	814,993	8,655,220	1,054,786	13,125,368
Administrator Class	167,432	1,795,350	323,046	4,008,306

		13,846,587		24,377,845

Reinvestment of distributions
Class A	297,632	2,981,123	805,245	8,785,221
Class C	7,707	77,674	22,674	249,868
Class R4	49,077	506,744	354,557	3,914,306
Class R6	191,587	1,960,435	636,681	7,016,231
Administrator Class	131,892	1,356,706	541,177	5,980,007

		6,882,682		25,945,633

Payment for shares redeemed
Class A	(1,768,153)	(18,765,615)	(922,988)	(11,300,708)
Class C	(58,488)	(611,087)	(44,990)	(536,101)
Class R	0	0	(2,100)	(25,956)
Class R4	(1,600,821)	(17,053,647)	(3,157,809)	(39,137,534)
Class R6	(3,088,623)	(32,928,845)	(4,550,668)	(57,777,357)
Administrator Class	(2,098,785)	(22,448,123)	(1,809,903)	(22,341,406)

		(91,807,317)		(131,119,062)

Net decrease in net assets resulting from capital share transactions		(71,078,048)		(80,795,584)

Total decrease in net assets		(75,677,469)		(99,767,509)

Net assets
Beginning of period		143,206,642		242,974,151

End of period		$67,529,173		$143,206,642

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $361,845. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	73

	Target 2015 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$3,124,396		$4,448,652
Net realized gains on investments		3,264,482		40,952,951
Net change in unrealized gains (losses) on investments		(2,732,451)		(34,897,728)

Net increase in net assets resulting from operations		3,656,427		10,503,875

Distributions to shareholders from net investment income and net realized gains
Class A		(5,010,100)		(11,289,801)
Class R		(2,803)		(7,190)
Class R4		(2,377,135)		(13,176,600)
Class R6		(5,562,746)		(17,049,543)
Administrator Class		(1,088,842)		(4,385,942)

Total distributions to shareholders		(14,041,626)		(45,909,076)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	131,682	1,017,030	202,709	1,966,275
Class R	0	0	7	75
Class R4	710,739	5,613,679	740,061	7,479,346
Class R6	1,023,599	8,000,244	1,586,379	15,512,217
Administrator Class	84,246	671,519	186,502	1,846,779

		15,302,472		26,804,692

Reinvestment of distributions
Class A	720,306	5,000,087	1,391,586	11,182,319
Class R	0	0	1	12
Class R4	335,009	2,377,135	1,622,130	13,176,600
Class R6	786,251	5,543,091	2,092,292	16,984,353
Administrator Class	151,014	1,086,815	527,603	4,341,370

		14,007,128		45,684,654

Payment for shares redeemed
Class A	(1,103,238)	(8,484,983)	(1,611,507)	(16,035,601)
Class R	0	0	(857)	(8,810)
Class R4	(5,467,351)	(42,554,274)	(7,315,966)	(73,114,491)
Class R6	(5,135,152)	(39,351,197)	(8,321,099)	(84,123,318)
Administrator Class	(1,261,057)	(9,993,094)	(874,985)	(8,667,645)

		(100,383,548)		(181,949,865)

Net decrease in net assets resulting from capital share transactions		(71,073,948)		(109,460,519)

Total decrease in net assets		(81,459,147)		(144,865,720)

Net assets
Beginning of period		163,061,112		307,926,832

End of period		$81,601,965		$163,061,112

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $59,359. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

74	Target Date Retirement Funds	Statements of changes in net assets

	Target 2020 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$16,649,802		$23,115,660
Net realized gains on investments		11,172,686		165,614,472
Net change in unrealized gains (losses) on investments		(14,923,343)		(120,149,577)

Net increase in net assets resulting from operations		12,899,145		68,580,555

Distributions to shareholders from net investment income and net realized gains
Class A		(14,798,931)		(41,303,156)
Class C		(423,325)		(1,322,016)
Class R		(8,143)		(14,141)
Class R4		(7,102,885)		(34,593,773)
Class R6		(28,569,283)		(83,392,077)
Administrator Class		(6,837,883)		(25,340,700)

Total distributions to shareholders		(57,740,450)		(185,965,863)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	726,663	8,665,616	844,295	12,312,354
Class C	10,238	116,378	76,504	1,113,473
Class R	1,977	24,240	1,202	17,644
Class R4	1,930,520	24,820,810	3,132,343	47,669,977
Class R6	6,313,856	77,738,219	5,175,152	77,587,347
Administrator Class	1,097,867	13,895,391	1,848,480	27,515,388

		125,260,654		166,216,183

Reinvestment of distributions
Class A	1,279,396	14,591,417	3,166,183	40,337,167
Class C	35,841	400,497	100,112	1,252,401
Class R	509	5,753	630	7,977
Class R4	604,855	7,102,885	2,644,784	34,593,773
Class R6	2,411,804	28,542,013	6,361,895	83,277,202
Administrator Class	585,944	6,835,171	1,948,235	25,327,058

		57,477,736		184,795,578

Payment for shares redeemed
Class A	(5,218,829)	(64,719,624)	(2,852,979)	(42,272,813)
Class C	(255,519)	(3,016,804)	(126,514)	(1,828,385)
Class R	(335)	(4,226)	(18,195)	(270,335)
Class R4	(9,417,929)	(117,856,517)	(19,301,012)	(290,892,884)
Class R6	(26,888,456)	(328,696,013)	(23,131,655)	(354,562,758)
Administrator Class	(5,060,064)	(64,081,593)	(8,178,670)	(122,932,170)

		(578,374,777)		(812,759,345)

Net decrease in net assets resulting from capital share transactions		(395,636,387)		(461,747,584)

Total decrease in net assets		(440,477,692)		(579,132,892)

Net assets
Beginning of period		847,448,788		1,426,581,680

End of period		$406,971,096		$847,448,788

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $2,113,046. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	75

	Target 2025 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$9,134,567		$13,060,515
Net realized gains on investments		18,776,534		201,395,040
Net change in unrealized gains (losses) on investments		(18,226,292)		(165,588,587)

Net increase in net assets resulting from operations		9,684,809		48,866,968

Distributions to shareholders from net investment income and net realized gains
Class A		(16,634,094)		(52,988,002)
Class R		(6,636)		(17,505)
Class R4		(10,413,427)		(50,420,358)
Class R6		(23,953,308)		(93,105,889)
Administrator Class		(2,458,518)		(20,257,640)

Total distributions to shareholders		(53,465,983)		(216,789,394)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,662,800	10,444,038	1,271,890	11,378,044
Class R	2,734	17,059	6,952	70,933
Class R4	3,487,417	22,273,083	3,286,669	32,890,698
Class R6	6,519,281	41,133,598	7,020,765	66,498,080
Administrator Class	720,680	4,555,243	1,019,607	9,732,388

		78,423,021		120,570,143

Reinvestment of distributions
Class A	3,038,024	16,527,940	7,985,009	51,822,509
Class R	724	3,889	579	3,725
Class R4	1,895,969	10,413,427	7,721,341	50,420,358
Class R6	4,355,013	23,899,900	14,253,371	92,931,978
Administrator Class	445,228	2,458,518	3,088,055	20,257,640

		53,303,674		215,436,210

Payment for shares redeemed
Class A	(3,912,642)	(24,272,954)	(4,329,530)	(42,281,529)
Class R	(44)	(281)	(61,115)	(644,113)
Class R4	(11,477,637)	(69,488,672)	(23,526,418)	(233,149,657)
Class R6	(18,795,141)	(116,041,739)	(25,320,558)	(259,254,500)
Administrator Class	(5,176,297)	(33,280,447)	(3,605,062)	(35,763,076)

		(243,084,093)		(571,092,875)

Net decrease in net assets resulting from capital share transactions		(111,357,398)		(235,086,522)

Total decrease in net assets		(155,138,572)		(403,008,948)

Net assets
Beginning of period		450,389,063		853,398,011

End of period		$295,250,491		$450,389,063

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $1,187,949. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

76	Target Date Retirement Funds	Statements of changes in net assets

	Target 2030 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$17,929,294		$25,297,181
Net realized gains on investments		21,369,543		268,672,139
Net change in unrealized gains (losses) on investments		(21,586,663)		(173,754,292)

Net increase in net assets resulting from operations		17,712,174		120,215,028

Distributions to shareholders from net investment income and net realized gains
Class A		(23,857,770)		(59,756,874)
Class C		(517,667)		(1,250,773)
Class R		(5,296)		(10,540)
Class R4		(12,770,471)		(78,085.526)
Class R6		(36,810,881)		(101,708,283)
Administrator Class		(12,493,202)		(46,243,048)

Total distributions to shareholders		(86,455,287)		(287,055,044)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,235,784	15,641,688	953,520	15,298,229
Class C	29,267	359,851	29,412	454,526
Class R	612	8,209	2,792	46,514
Class R4	2,359,710	32,163,857	4,365,737	74,441,205
Class R6	8,160,569	105,824,109	7,180,893	121,873,739
Administrator Class	1,824,427	24,481,447	2,713,199	45,585,130

		178,479,161		257,699,343

Reinvestment of distributions
Class A	2,007,781	23,475,108	4,269,631	58,365,859
Class C	45,371	506,109	91,977	1,211,334
Class R	177	2,070	152	2,082
Class R4	1,066,085	12,770,471	5,597,529	78,085,526
Class R6	3,073,794	36,782,051	7,296,429	101,639,259
Administrator Class	1,043,459	12,488,536	3,314,089	46,231,539

		86,024,345		285,535,599

Payment for shares redeemed
Class A	(5,339,051)	(69,930,807)	(2,138,727)	(35,492,898)
Class C	(191,660)	(2,297,899)	(41,519)	(661,499)
Class R	(6)	(78)	(54,673)	(914,768)
Class R4	(14,686,400)	(196,256,211)	(23,989,004)	(397,189,173)
Class R6	(18,119,135)	(238,042,805)	(25,339,124)	(432,858,779)
Administrator Class	(7,351,969)	(99,462,934)	(9,803,025)	(165,260,323)

		(605,990,734)		(1,032,377,440)

Net decrease in net assets resulting from capital share transactions		(341,487,228)		(489,142,498)

Total decrease in net assets		(410,230,341)		(655,982,514)

Net assets
Beginning of period		968,070,579		1,624,053,093

End of period		$557,840,238		$968,070,579

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $2,344,744. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	77

	Target 2035 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$8,021,063		$10,953,673
Net realized gains on investments		10,893,935		147,392,011
Net change in unrealized gains (losses) on investments		(12,779,105)		(98,111,952)

Net increase in net assets resulting from operations		6,135,893		60,233,732

Distributions to shareholders from net investment income and net realized gains
Class A		(14,755,385)		(39,697,187)
Class R		(30,775)		(66,401)
Class R4		(7,980,148)		(37,289,085)
Class R6		(19,477,075)		(65,819,059)
Administrator Class		(1,369,169)		(13,017,710)

Total distributions to shareholders		(43,612,552)		(155,889,442)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,578,518	12,844,648	1,107,415	11,682,945
Class R	6,995	56,742	6,918	78,436
Class R4	2,451,098	20,206,867	2,612,631	29,536,454
Class R6	5,344,920	44,142,406	6,155,757	68,276,049
Administrator Class	497,674	4,150,302	814,790	8,969,863

		81,400,965		118,543,747

Reinvestment of distributions
Class A	2,057,285	14,678,376	4,627,176	39,126,816
Class R	3,846	27,658	6,448	55,004
Class R4	1,114,355	7,980,148	4,378,572	37,289,085
Class R6	2,720,348	19,464,137	7,730,606	65,716,317
Administrator Class	189,877	1,369,169	1,527,746	13,017,710

		43,519,488		155,204,932

Payment for shares redeemed
Class A	(3,073,219)	(24,856,182)	(2,922,045)	(32,422,968)
Class R	(110)	(797)	(5,700)	(64,495)
Class R4	(8,784,984)	(69,688,097)	(18,423,420)	(203,088,930)
Class R6	(15,125,719)	(120,242,533)	(19,856,819)	(227,283,292)
Administrator Class	(3,641,319)	(30,376,662)	(2,605,951)	(28,839,280)

		(245,164,271)		(491,698,965)

Net decrease in net assets resulting from capital share transactions		(120,243,818)		(217,950,286)

Total decrease in net assets		(157,720,477)		(313,605996)

Net assets
Beginning of period		422,376,621		735,982,617

End of period		$264,656,144		$422,376,621

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $984,687. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

78	Target Date Retirement Funds	Statements of changes in net assets

	Target 2040 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$14,790,993		$19,813,628
Net realized gains on investments		18,164,625		243,520,786
Net change in unrealized gains (losses) on investments		(19,275,537)		(137,746,516)

Net increase in net assets resulting from operations		13,680,081		125,587,898

Distributions to shareholders from net investment income and net realized gains
Class A		(26,387,910)		(59,623,736)
Class C		(566,862)		(1,488,556)
Class R		(8,566)		(16,588)
Class R4		(11,144,854)		(67,723,462)
Class R6		(30,251,781)		(86,876,137)
Administrator Class		(10,424,413)		(38,648,452)

Total distributions to shareholders		(78,784,386)		(254,376,931)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	975,217	14,543,125	677,519	12,965,334
Class C	14,600	185,493	58,859	1,030,677
Class R	546	8,708	915	17,690
Class R4	1,612,529	26,355,724	3,242,796	65,185,104
Class R6	6,170,841	96,045,196	5,181,671	103,324,674
Administrator Class	1,225,528	19,649,251	2,010,199	39,913,175

		156,787,497		222,436,654

Reinvestment of distributions
Class A	1,920,022	26,095,251	3,612,854	58,383,709
Class C	46,258	564,325	96,427	1,423,269
Class R	365	4,951	448	7,247
Class R4	791,271	11,144,854	4,067,475	67,723,462
Class R6	2,148,298	30,244,963	5,219,980	86,860,471
Administrator Class	742,370	10,421,862	2,326,419	38,641,826

		78,476,206		253,039,984

Payment for shares redeemed
Class A	(3,380,962)	(52,026,465)	(1,576,350)	(30,528,505)
Class C	(205,482)	(2,752,752)	(56,059)	(968,911)
Class R	(4)	(53)	(18,224)	(354,419)
Class R4	(10,810,527)	(171,991,630)	(15,379,583)	(299,294,580)
Class R6	(12,842,572)	(202,067,993)	(17,885,951)	(356,651,046)
Administrator Class	(5,102,104)	(82,271,545)	(6,251,586)	(123,402,125)

		(511,110,438)		(811,199,586)

Net decrease in net assets resulting from capital share transactions		(275,846,735)		(335,722,948)

Total decrease in net assets		(340,951,040)		(464,511,981)

Net assets
Beginning of period		834,940,111		1,299,452,092

End of period		$493,989,071		$834,940,111

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $1,729,359. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	79

	Target 2045 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$4,977,067		$6,932,783
Net realized gains on investments		5,191,613		91,084,132
Net change in unrealized gains (losses) on investments		(8,363,923)		(52,605,876)

Net increase in net assets resulting from operations		1,804,757		45,411,039

Distributions to shareholders from net investment income and net realized gains
Class A		(7,665,404)		(19,738,127)
Class R		(4,825)		(14,625)
Class R4		(5,266,755)		(21,343,013)
Class R6		(13,021,360)		(44,599,476)
Administrator Class		(951,220)		(10,157,047)

Total distributions to shareholders		(26,909,564)		(95,852,288)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,268,596	11,274,214	871,708	9,901,733
Class R	332	3,049	327	3,997
Class R4	1,528,232	13,873,019	2,000,347	23,987,357
Class R6	3,469,897	31,474,217	4,442,764	52,848,330
Administrator Class	410,954	3,787,158	764,879	9,005,896

		60,411,657		95,747,313

Reinvestment of distributions
Class A	977,784	7,647,168	2,110,029	19,611,304
Class R	205	1,629	343	3,258
Class R4	668,576	5,266,755	2,271,801	21,343,013
Class R6	1,658,603	13,021,360	4,766,608	44,558,161
Administrator Class	119,796	951,220	1,079,719	10,157,047

		26,888,132		95,672,783

Payment for shares redeemed
Class A	(2,042,382)	(17,742,050)	(2,164,058)	(25,817,694)
Class R	(3)	(28)	(275)	(3,331)
Class R4	(4,568,498)	(38,963,130)	(11,914,797)	(141,218,856)
Class R6	(11,113,510)	(95,882,723)	(13,133,236)	(160,934,062)
Administrator Class	(2,913,889)	(26,895,091)	(2,045,936)	(24,501,732)

		(179,483,022)		(352,475,675)

Net decrease in net assets resulting from capital share transactions		(92,183,233)		(161,055,579)

Total decrease in net assets		(117,288,040)		(211,496,828)

Net assets
Beginning of period		272,540,117		484,036,945

End of period		$155,252,077		$272,540,117

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $581,673. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

80	Target Date Retirement Funds	Statements of changes in net assets

	Target 2050 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$7,675,206		$10,847,433
Net realized gains on investments		14,913,484		174,663,606
Net change in unrealized gains (losses) on investments		(16,129,644)		(110,969,589)

Net increase in net assets resulting from operations		6,459,046		74,541,450

Distributions to shareholders from net investment income and net realized gains
Class A		(9,998,721)		(22,321,741)
Class C		(229,385)		(466,798)
Class R		(6,315)		(12,986)
Class R4		(7,268,509)		(55,370,937)
Class R6		(25,908,320)		(72,009,750)
Administrator Class		(8,372,773)		(30,365,647)

Total distributions to shareholders		(51,784,023)		(180,547,859)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,473,336	11,485,855	909,111	10,060,300
Class C	18,446	154,231	28,623	323,266
Class R	966	8,274	163	1,769
Class R4	2,154,392	18,358,680	4,842,813	55,071,981
Class R6	7,548,457	60,871,822	7,253,149	82,308,208
Administrator Class	2,112,559	17,602,897	3,195,828	35,648,472

		108,481,759		183,413,996

Reinvestment of distributions
Class A	1,445,068	9,953,000	2,540,271	22,123,096
Class C	32,594	222,303	52,705	455,688
Class R	258	1,780	94	849
Class R4	1,046,261	7,268,509	6,301,893	55,370,937
Class R6	3,728,317	25,889,708	8,198,471	71,939,582
Administrator Class	1,210,420	8,372,773	3,474,151	30,365,342

		51,708,073		180,255,494

Payment for shares redeemed
Class A	(3,308,100)	(26,774,618)	(1,268,441)	(14,511,334)
Class C	(68,750)	(505,169)	(27,857)	(297,961)
Class R	(8)	(67)	(14)	(163)
Class R4	(14,586,164)	(121,468,189)	(18,298,151)	(200,090,166)
Class R6	(17,066,989)	(137,002,569)	(19,764,247)	(220,081,753)
Administrator Class	(7,277,621)	(60,967,722)	(7,702,165)	(86,587,903)

		(346,718,334)		(521,569,280)

Net decrease in net assets resulting from capital share transactions		(186,528,502)		(157,899,790)

Total decrease in net assets		(231,853,479)		(263,906,199)

Net assets
Beginning of period		453,491,863		717,398,062

End of period		$221,638,384		$453,491,863

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $905,821. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	81

	Target 2055 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$1,593,380		$1,991,291
Net realized gains on investments		388,557		21,472,759
Net change in unrealized gains (losses) on investments		(2,137,811)		(10,560,595)

Net increase (decrease) in net assets resulting from operations		(155,874)		12,903,455

Distributions to shareholders from net investment income and net realized gains
Class A		(1,154,610)		(1,920,426)
Class R		(4,713)		(9,018)
Class R4		(1,589,454)		(4,114,831)
Class R6		(3,851,682)		(10,324,315)
Administrator Class		(132,101)		(1,181,515)

Total distributions to shareholders		(6,732,560)		(17,550,105)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	271,189	3,342,526	205,740	2,919,965
Class R	673	8,354	583	8,304
Class R4	562,108	7,049,850	1,160,000	16,596,709
Class R6	1,422,335	17,984,319	2,108,480	29,915,567
Administrator Class	104,231	1,320,409	335,417	4,743,014

		29,705,458		54,183,559

Reinvestment of distributions
Class A	103,856	1,150,306	144,834	1,864,278
Class R	136	1,486	171	2,185
Class R4	142,902	1,589,454	317,352	4,114,831
Class R6	346,774	3,849,401	799,758	10,307,152
Administrator Class	11,912	132,101	91,664	1,181,515

		6,722,748		17,469,961

Payment for shares redeemed
Class A	(272,876)	(3,315,786)	(203,698)	(2,913,161)
Class R	(419)	(5,283)	(305)	(4,273)
Class R4	(1,286,858)	(15,246,998)	(3,336,536)	(47,750,333)
Class R6	(4,613,789)	(55,622,123)	(3,174,025)	(45,913,872)
Administrator Class	(458,190)	(5,851,842)	(679,694)	(9,714,689)

		(80,042,032)		(106,296,328)

Net decrease in net assets resulting from capital share transactions		(43,613,826)		(34,642,808)

Total decrease in net assets		(50,502,260)		(39,289,458)

Net assets
Beginning of period		88,384,022		127,673,480

End of period		$37,881,762		$88,384,022

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $193,959. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

82	Target Date Retirement Funds	Statements of changes in net assets

	Target 2060 Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1]

Operations
Net investment income		$490,747		$458,483
Net realized gains (losses) on investments		(316,135)		688,255
Net change in unrealized gains (losses) on investments		310,679		1,886,069

Net increase in net assets resulting from operations		485,291		3,032,807

Distributions to shareholders from net investment income and net realized gains
Class A		(24,635)		(12,482)
Class C		(10,144)		(1,898)
Class R		(2,753)		(1,634)
Class R4		(123,761)		(115,508)
Class R6		(688,736)		(214,695)
Administrator Class		(189,691)		(69,072)

Total distributions to shareholders		(1,039,720)		(415,289)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	76,768	896,544	77,171	879,172
Class C	1,954	22,381	6,549	75,258
Class R	789	9,061	494	5,556
Class R4	201,859	2,403,910	530,681	6,111,710
Class R6	923,279	10,972,269	1,025,269	11,833,172
Administrator Class	285,112	3,375,609	380,246	4,297,043

		17,679,774		23,201,911

Reinvestment of distributions
Class A	2,229	24,138	959	11,240
Class C	831	8,994	96	1,143
Class R	139	1,480	53	588
Class R4	11,186	123,228	9,640	114,168
Class R6	62,764	688,177	17,646	207,897
Administrator Class	17,416	189,167	5,809	67,866

		1,035,184		402,902

Payment for shares redeemed
Class A	(97,949)	(1,159,367)	(64,275)	(733,601)
Class C	0	0	(13,611)	(160,641)
Class R	(436)	(5,264)	(8,275)	(99,210)
Class R4	(462,721)	(5,517,303)	(707,747)	(8,255,682)
Class R6	(1,089,048)	(12,971,855)	(1,188,599)	(13,711,099)
Administrator Class	(394,173)	(4,623,482)	(439,460)	(5,045,779)

		(24,277,271)		(28,006,012)

Net decrease in net assets resulting from capital share transactions		(5,562,313)		(4,401,199)

Total decrease in net assets		(6,116,742)		(1,783,681)

Net assets
Beginning of period		22,654,641		24,438,322

End of period		$16,537,899		$22,654,641

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $47,647. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

84	Target Date Retirement Funds	Financial highlights

Target Today Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$8.97	0.19		0.07	(0.21)	(0.36)	$8.66
Year ended February 28, 2018	$10.56	0.17		0.13	(0.08)	(1.81)	$8.97
Year ended February 28, 2017	$10.41	0.12		0.23	(0.11)	(0.09)	$10.56
Year ended February 29, 2016	$10.81	0.10	[4]	(0.29)	(0.03)	(0.18)	$10.41
Year ended February 28, 2015	$10.85	0.15		0.05	(0.13)	(0.11)	$10.81

Class C
Year ended February 28, 2019	$9.18	0.14	[4]	0.06	(0.13)	(0.36)	$8.89
Year ended February 28, 2018	$10.77	0.10		0.13	(0.01)	(1.81)	$9.18
Year ended February 28, 2017	$10.63	0.03		0.24	(0.04)	(0.09)	$10.77
Year ended February 29, 2016	$11.08	0.02	[4]	(0.29)	0.00	(0.18)	$10.63
Year ended February 28, 2015	$11.11	0.06	[4]	0.06	(0.04)	(0.11)	$11.08

Class R
Year ended February 28, 2019	$8.94	0.17		0.06	(0.19)	(0.36)	$8.62
Year ended February 28, 2018	$10.53	0.14		0.14	(0.06)	(1.81)	$8.94
Year ended February 28, 2017	$10.39	0.09		0.23	(0.09)	(0.09)	$10.53
Year ended February 29, 2016	$10.80	0.07		(0.29)	(0.01)	(0.18)	$10.39
Year ended February 28, 2015	$10.85	0.11		0.06	(0.11)	(0.11)	$10.80

Class R4
Year ended February 28, 2019	$9.20	0.24	[4]	0.05	(0.24)	(0.36)	$8.89
Year ended February 28, 2018	$10.81	0.17	[4]	0.13	(0.10)	(1.81)	$9.20
Year ended February 28, 2017	$10.65	0.14		0.25	(0.14)	(0.09)	$10.81
Year ended February 29, 2016	$11.06	0.14		(0.30)	(0.07)	(0.18)	$10.65
Year ended February 28, 2015	$11.10	0.18		0.06	(0.17)	(0.11)	$11.06

Class R6
Year ended February 28, 2019	$9.19	0.25	[4]	0.06	(0.26)	(0.36)	$8.88
Year ended February 28, 2018	$10.78	0.21	[4]	0.15	(0.14)	(1.81)	$9.19
Year ended February 28, 2017	$10.64	0.17	[4]	0.23	(0.17)	(0.09)	$10.78
Year ended February 29, 2016	$11.05	0.15		(0.29)	(0.09)	(0.18)	$10.64
Year ended February 28, 2015	$11.08	0.19		0.08	(0.19)	(0.11)	$11.05

Administrator Class
Year ended February 28, 2019	$9.21	0.22	[4]	0.05	(0.22)	(0.36)	$8.90
Year ended February 28, 2018	$10.78	0.18		0.15	(0.09)	(1.81)	$9.21
Year ended February 28, 2017	$10.63	0.13	[4]	0.23	(0.12)	(0.09)	$10.78
Year ended February 29, 2016	$11.03	0.12	[4]	(0.29)	(0.05)	(0.18)	$10.63
Year ended February 28, 2015	$11.07	0.16		0.06	(0.15)	(0.11)	$11.03

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.13%	0.15%	0.15%	0.15%	0.16%
Class C	0.13	0.15	0.15	0.15	0.16
Class R	0.11	0.16	0.16	0.14	0.16
Class R4	0.13	0.16	0.15	0.15	0.16
Class R6	0.13	0.15	0.15	0.15	0.16
Administrator Class	0.13	0.15	0.15	0.15	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	85

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.21%	0.93%	0.65%	3.09%	45%	$37,865
1.59%	0.87%	0.69%	2.54%	80%	$47,030
1.06%	0.85%	0.76%	3.39%	41%	$55,965
0.98%	0.86%	0.77%	(1.74)%	36%	$66,656
1.26%	0.98%	0.81%	1.83%	42%	$15,537

1.50%	1.68%	1.40%	2.31%	45%	$923
0.83%	1.62%	1.44%	1.76%	80%	$2,250
0.31%	1.61%	1.51%	2.57%	41%	$2,822
0.19%	1.63%	1.53%	(2.44)%	36%	$2,763
0.51%	1.73%	1.56%	1.09%	42%	$3,471

1.96%	1.16%	0.89%	2.72%	45%	$28
1.36%	1.13%	0.94%	2.31%	80%	$29
0.79%	1.12%	1.01%	3.13%	41%	$32
0.69%	1.12%	1.02%	(2.00)%	36%	$29
1.01%	1.27%	1.06%	1.53%	42%	$28

2.62%	0.67%	0.34%	3.35%	45%	$2,825
1.54%	0.60%	0.44%	2.46%	80%	$12,858
1.37%	0.58%	0.45%	3.71%	41%	$248,734
1.27%	0.59%	0.45%	(1.40)%	36%	$271,674
1.62%	0.65%	0.45%	2.16%	42%	$338,108

2.72%	0.51%	0.19%	3.52%	45%	$17,013
1.99%	0.44%	0.24%	2.99%	80%	$40,511
1.53%	0.42%	0.30%	3.81%	41%	$72,643
1.42%	0.43%	0.30%	(1.25)%	36%	$243,820
1.77%	0.51%	0.30%	2.41%	42%	$240,044

2.38%	0.86%	0.54%	3.11%	45%	$9,597
1.66%	0.79%	0.59%	2.77%	80%	$24,351
1.17%	0.77%	0.65%	3.41%	41%	$39,234
1.07%	0.78%	0.65%	(1.56)%	36%	$61,887
1.42%	0.82%	0.65%	1.95%	42%	$99,638

The accompanying notes are an integral part of these financial statements.

86	Target Date Retirement Funds	Financial highlights

Target 2010 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$10.72	0.23	[4]	0.07	(0.27)	(0.62)	$10.13
Year ended February 28, 2018	$12.41	0.19		0.22	(0.04)	(2.06)	$10.72
Year ended February 28, 2017	$12.26	0.15		0.30	(0.09)	(0.21)	$12.41
Year ended February 29, 2016	$13.16	0.14	[4]	(0.40)	(0.06)	(0.58)	$12.26
Year ended February 28, 2015	$13.33	0.18	[4]	0.09	(0.17)	(0.27)	$13.16

Class C
Year ended February 28, 2019	$10.82	0.16	[4]	0.06	(0.18)	(0.62)	$10.24
Year ended February 28, 2018	$12.56	0.13		0.19	0.00	(2.06)	$10.82
Year ended February 28, 2017	$12.42	0.07		0.30	(0.02)	(0.21)	$12.56
Year ended February 29, 2016	$13.36	0.04	[4]	(0.40)	0.00	(0.58)	$12.42
Year ended February 28, 2015	$13.52	0.09		0.09	(0.07)	(0.27)	$13.36

Class R
Year ended February 28, 2019	$10.63	0.20		0.07	(0.24)	(0.62)	$10.04
Year ended February 28, 2018	$12.33	0.16		0.22	(0.02)	(2.06)	$10.63
Year ended February 28, 2017	$12.19	0.11		0.31	(0.07)	(0.21)	$12.33
Year ended February 29, 2016	$13.11	0.11	[4]	(0.41)	(0.04)	(0.58)	$12.19
Year ended February 28, 2015	$13.28	0.15	[4]	0.10	(0.15)	(0.27)	$13.11

Class R4
Year ended February 28, 2019	$10.86	0.29	[4]	0.04	(0.30)	(0.62)	$10.27
Year ended February 28, 2018	$12.55	0.23	[4]	0.22	(0.08)	(2.06)	$10.86
Year ended February 28, 2017	$12.38	0.19	[4]	0.32	(0.13)	(0.21)	$12.55
Year ended February 29, 2016	$13.30	0.18	[4]	(0.41)	(0.11)	(0.58)	$12.38
Year ended February 28, 2015	$13.46	0.23	[4]	0.10	(0.22)	(0.27)	$13.30

Class R6
Year ended February 28, 2019	$10.84	0.29	[4]	0.06	(0.32)	(0.62)	$10.25
Year ended February 28, 2018	$12.54	0.25	[4]	0.22	(0.11)	(2.06)	$10.84
Year ended February 28, 2017	$12.37	0.21	[4]	0.32	(0.15)	(0.21)	$12.54
Year ended February 29, 2016	$13.29	0.19		(0.40)	(0.13)	(0.58)	$12.37
Year ended February 28, 2015	$13.45	0.27		0.08	(0.24)	(0.27)	$13.29

Administrator Class
Year ended February 28, 2019	$10.86	0.26	[4]	0.05	(0.28)	(0.62)	$10.27
Year ended February 28, 2018	$12.55	0.21	[4]	0.21	(0.05)	(2.06)	$10.86
Year ended February 28, 2017	$12.39	0.16		0.31	(0.10)	(0.21)	$12.55
Year ended February 29, 2016	$13.29	0.16	[4]	(0.41)	(0.07)	(0.58)	$12.39
Year ended February 28, 2015	$13.46	0.21		0.08	(0.19)	(0.27)	$13.29

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.13%	0.15%	0.16%	0.15%	0.16%
Class C	0.13	0.15	0.16	0.15	0.16
Class R	0.13	0.16	0.16	0.15	0.16
Class R4	0.13	0.15	0.16	0.15	0.16
Class R6	0.13	0.15	0.16	0.15	0.16
Administrator Class	0.13	0.15	0.16	0.15	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	87

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.20%	0.91%	0.65%	3.03%	45%	$35,777
1.58%	0.87%	0.70%	3.04%	79%	$51,677
1.14%	0.87%	0.78%	3.71%	41%	$60,237
1.11%	0.88%	0.79%	(1.99)%	36%	$67,826
1.36%	0.99%	0.83%	2.11%	41%	$26,753

1.47%	1.65%	1.40%	2.25%	45%	$735
0.83%	1.62%	1.45%	2.25%	79%	$1,323
0.39%	1.62%	1.53%	2.96%	41%	$1,761
0.34%	1.65%	1.55%	(2.69)%	36%	$1,984
0.61%	1.75%	1.58%	1.39%	41%	$2,781

1.94%	1.14%	0.90%	2.82%	45%	$22
1.32%	1.13%	0.96%	2.75%	79%	$23
0.88%	1.14%	1.03%	3.45%	41%	$53
0.84%	1.16%	1.05%	(2.27)%	36%	$52
1.09%	1.26%	1.08%	1.92%	41%	$53

2.65%	0.66%	0.34%	3.35%	45%	$1,825
1.83%	0.59%	0.41%	3.30%	79%	$17,218
1.45%	0.59%	0.47%	4.11%	41%	$48,885
1.42%	0.61%	0.47%	(1.73)%	36%	$70,528
1.73%	0.66%	0.47%	2.55%	41%	$148,668

2.71%	0.48%	0.19%	3.53%	45%	$16,789
2.00%	0.44%	0.25%	3.42%	79%	$40,332
1.61%	0.44%	0.32%	4.27%	41%	$82,474
1.57%	0.45%	0.32%	(1.59)%	36%	$200,168
1.88%	0.51%	0.38%	2.71%	41%	$184,812

2.37%	0.83%	0.54%	3.08%	45%	$12,382
1.68%	0.79%	0.59%	3.09%	79%	$32,634
1.26%	0.79%	0.67%	3.84%	41%	$49,565
1.22%	0.80%	0.67%	(1.83)%	36%	$91,381
1.53%	0.79%	0.67%	2.26%	41%	$168,185

The accompanying notes are an integral part of these financial statements.

88	Target Date Retirement Funds	Financial highlights

Target 2015 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$7.88	0.16		0.06	(0.17)	(0.89)	$7.04
Year ended February 28, 2018	$10.12	0.15		0.27	(0.02)	(2.64)	$7.88
Year ended February 28, 2017	$9.87	0.15	[4]	0.37	(0.10)	(0.17)	$10.12
Year ended February 29, 2016	$10.40	0.15		(0.41)	(0.09)	(0.18)	$9.87
Year ended February 28, 2015	$10.38	0.15		0.13	(0.14)	(0.12)	$10.40

Class R
Year ended February 28, 2019	$8.02	0.15		0.05	(0.14)	(0.89)	$7.19
Year ended February 28, 2018	$10.26	0.13		0.27	(0.00)[5]	(2.64)	$8.02
Year ended February 28, 2017	$10.01	0.13		0.37	(0.08)	(0.17)	$10.26
Year ended February 29, 2016	$10.55	0.13		(0.42)	(0.07)	(0.18)	$10.01
Year ended February 28, 2015	$10.52	0.12		0.14	(0.11)	(0.12)	$10.55

Class R4
Year ended February 28, 2019	$7.94	0.21	[4]	0.03	(0.19)	(0.89)	$7.10
Year ended February 28, 2018	$10.16	0.19	[4]	0.26	(0.03)	(2.64)	$7.94
Year ended February 28, 2017	$9.91	0.18	[4]	0.37	(0.13)	(0.17)	$10.16
Year ended February 29, 2016	$10.43	0.18		(0.41)	(0.11)	(0.18)	$9.91
Year ended February 28, 2015	$10.40	0.18		0.14	(0.17)	(0.12)	$10.43

Class R6
Year ended February 28, 2019	$7.94	0.21	[4]	0.04	(0.20)	(0.89)	$7.10
Year ended February 28, 2018	$10.15	0.25		0.22	(0.04)	(2.64)	$7.94
Year ended February 28, 2017	$9.90	0.20	[4]	0.37	(0.15)	(0.17)	$10.15
Year ended February 29, 2016	$10.42	0.20		(0.42)	(0.12)	(0.18)	$9.90
Year ended February 28, 2015	$10.39	0.20		0.14	(0.19)	(0.12)	$10.42

Administrator Class
Year ended February 28, 2019	$8.07	0.19	[4]	0.04	(0.17)	(0.89)	$7.24
Year ended February 28, 2018	$10.29	0.18	[4]	0.26	(0.02)	(2.64)	$8.07
Year ended February 28, 2017	$10.02	0.17	[4]	0.38	(0.11)	(0.17)	$10.29
Year ended February 29, 2016	$10.55	0.17		(0.43)	(0.09)	(0.18)	$10.02
Year ended February 28, 2015	$10.52	0.17		0.13	(0.15)	(0.12)	$10.55

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.14%	0.16%	0.16%	0.16%	0.16%
Class R	0.12	0.17	0.16	0.16	0.16
Class R4	0.14	0.16	0.16	0.16	0.16
Class R6	0.14	0.16	0.16	0.16	0.16
Administrator Class	0.14	0.16	0.16	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	89

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.16%	0.90%	0.65%	3.17%	44%	$36,236
1.65%	0.86%	0.71%	3.72%	76%	$42,542
1.43%	0.87%	0.79%	5.30%	41%	$54,770
1.55%	0.85%	0.79%	(2.54)%	36%	$74,807
1.39%	0.99%	0.84%	2.75%	39%	$1,947

1.91%	1.14%	0.90%	2.98%	44%	$20
1.41%	1.12%	0.96%	3.52%	76%	$22
1.18%	1.12%	1.04%	4.99%	41%	$37
1.25%	1.14%	1.06%	(2.78)%	36%	$42
1.16%	1.25%	1.09%	2.51%	39%	$50

2.62%	0.60%	0.34%	3.50%	44%	$7,352
1.91%	0.59%	0.41%	4.05%	76%	$43,346
1.73%	0.59%	0.48%	5.57%	41%	$105,773
1.83%	0.59%	0.48%	(2.22)%	36%	$127,503
1.78%	0.66%	0.48%	3.15%	39%	$180,101

2.67%	0.46%	0.19%	3.65%	44%	$31,174
2.08%	0.44%	0.26%	4.27%	76%	$61,265
1.92%	0.43%	0.33%	5.74%	41%	$125,438
1.97%	0.44%	0.33%	(2.12)%	36%	$367,041
1.92%	0.51%	0.33%	3.31%	39%	$420,676

2.33%	0.81%	0.54%	3.33%	44%	$6,821
1.76%	0.77%	0.60%	3.89%	76%	$15,886
1.59%	0.78%	0.68%	5.52%	41%	$21,910
1.62%	0.78%	0.68%	(2.45)%	36%	$122,329
1.57%	0.83%	0.68%	2.91%	39%	$188,412

The accompanying notes are an integral part of these financial statements.

90	Target Date Retirement Funds	Financial highlights

Target 2020 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$12.55	0.26		0.06	(0.41)	(0.82)	$11.64
Year ended February 28, 2018	$14.87	0.24		0.61	0.00	(3.17)	$12.55
Year ended February 28, 2017	$14.19	0.21		0.85	(0.17)	(0.21)	$14.87
Year ended February 29, 2016	$15.24	0.22	[4]	(0.81)	(0.10)	(0.36)	$14.19
Year ended February 28, 2015	$15.14	0.20	[4]	0.33	(0.18)	(0.25)	$15.24

Class C
Year ended February 28, 2019	$12.31	0.17	[4]	0.06	(0.31)	(0.82)	$11.41
Year ended February 28, 2018	$14.75	0.13		0.60	0.00	(3.17)	$12.31
Year ended February 28, 2017	$14.10	0.10		0.84	(0.08)	(0.21)	$14.75
Year ended February 29, 2016	$15.16	0.11	[4]	(0.79)	(0.02)	(0.36)	$14.10
Year ended February 28, 2015	$15.08	0.09		0.32	(0.08)	(0.25)	$15.16

Class R
Year ended February 28, 2019	$12.46	0.22	[4]	0.08	(0.41)	(0.82)	$11.53
Year ended February 28, 2018	$14.81	0.22	[4]	0.60	0.00	(3.17)	$12.46
Year ended February 28, 2017	$14.14	0.18		0.84	(0.14)	(0.21)	$14.81
Year ended February 29, 2016	$15.18	0.17	[4]	(0.79)	(0.06)	(0.36)	$14.14
Year ended February 28, 2015	$15.10	0.15	[4]	0.34	(0.16)	(0.25)	$15.18

Class R4
Year ended February 28, 2019	$12.89	0.33	[4]	0.04	(0.46)	(0.82)	$11.98
Year ended February 28, 2018	$15.15	0.31	[4]	0.60	0.00	(3.17)	$12.89
Year ended February 28, 2017	$14.44	0.27	[4]	0.86	(0.21)	(0.21)	$15.15
Year ended February 29, 2016	$15.50	0.26		(0.81)	(0.15)	(0.36)	$14.44
Year ended February 28, 2015	$15.40	0.26		0.33	(0.24)	(0.25)	$15.50

Class R6
Year ended February 28, 2019	$12.90	0.34	[4]	0.06	(0.50)	(0.82)	$11.98
Year ended February 28, 2018	$15.14	0.33	[4]	0.61	(0.01)	(3.17)	$12.90
Year ended February 28, 2017	$14.43	0.29	[4]	0.86	(0.23)	(0.21)	$15.14
Year ended February 29, 2016	$15.50	0.27		(0.80)	(0.18)	(0.36)	$14.43
Year ended February 28, 2015	$15.40	0.28		0.33	(0.26)	(0.25)	$15.50

Administrator Class
Year ended February 28, 2019	$12.80	0.31		0.04	(0.43)	(0.82)	$11.90
Year ended February 28, 2018	$15.09	0.29		0.59	0.00	(3.17)	$12.80
Year ended February 28, 2017	$14.40	0.24	[4]	0.84	(0.18)	(0.21)	$15.09
Year ended February 29, 2016	$15.46	0.23		(0.81)	(0.12)	(0.36)	$14.40
Year ended February 28, 2015	$15.36	0.23		0.33	(0.21)	(0.25)	$15.46

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.14%	0.16%	0.17%	0.16%	0.16%
Class C	0.14	0.16	0.17	0.16	0.16
Class R	0.13	0.17	0.17	0.16	0.16
Class R4	0.14	0.17	0.17	0.16	0.16
Class R6	0.14	0.17	0.17	0.16	0.16
Administrator Class	0.14	0.17	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	91

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.14%	0.75%	0.65%	3.12%	43%	$147,196
1.74%	0.79%	0.71%	5.40%	73%	$199,069
1.44%	0.85%	0.81%	7.53%	39%	$218,652
1.49%	0.86%	0.82%	(3.86)%	34%	$230,667
1.34%	0.95%	0.86%	3.57%	36%	$64,808

1.41%	1.50%	1.40%	2.28%	43%	$3,377
0.99%	1.54%	1.46%	4.60%	73%	$6,219
0.69%	1.60%	1.56%	6.71%	39%	$6,713
0.74%	1.62%	1.58%	(4.50)%	34%	$6,355
0.59%	1.70%	1.61%	2.71%	36%	$5,509

1.84%	1.00%	0.90%	2.84%	43%	$86
1.51%	1.06%	0.98%	5.20%	73%	$66
1.21%	1.10%	1.06%	7.27%	39%	$321
1.25%	1.14%	1.08%	(4.08)%	34%	$409
1.00%	1.21%	1.11%	3.30%	36%	$744

2.54%	0.47%	0.34%	3.36%	43%	$38,539
2.05%	0.53%	0.42%	5.70%	73%	$130,172
1.76%	0.56%	0.50%	7.89%	39%	$357,823
1.82%	0.58%	0.50%	(3.52)%	34%	$408,501
1.72%	0.62%	0.50%	3.89%	36%	$772,604

2.66%	0.32%	0.19%	3.58%	43%	$154,089
2.20%	0.37%	0.26%	5.89%	73%	$400,206
1.92%	0.41%	0.35%	8.04%	39%	$645,237
1.97%	0.43%	0.35%	(3.42)%	34%	$1,116,419
1.85%	0.47%	0.35%	4.04%	36%	$1,114,670

2.28%	0.67%	0.54%	3.18%	43%	$63,684
1.85%	0.72%	0.61%	5.51%	73%	$111,716
1.60%	0.76%	0.70%	7.58%	39%	$197,835
1.62%	0.77%	0.70%	(3.72)%	34%	$526,327
1.50%	0.79%	0.70%	3.69%	36%	$670,893

The accompanying notes are an integral part of these financial statements.

92	Target Date Retirement Funds	Financial highlights

Target 2025 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$6.41	0.13	[4]	(0.00)[5]	(0.14)	(0.83)	$5.57
Year ended February 28, 2018	$10.48	0.17	[4]	0.63	(0.03)	(4.84)	$6.41
Year ended February 28, 2017	$9.77	0.13		0.90	(0.15)	(0.17)	$10.48
Year ended February 29, 2016	$10.69	0.14	[4]	(0.73)	(0.08)	(0.25)	$9.77
Year ended February 28, 2015	$10.56	0.13		0.33	(0.13)	(0.20)	$10.69

Class R
Year ended February 28, 2019	$6.34	0.11	[4]	0.02	(0.14)	(0.83)	$5.50
Year ended February 28, 2018	$10.49	0.16	[4]	0.53	0.00	(4.84)	$6.34
Year ended February 28, 2017	$9.79	0.12		0.88	(0.13)	(0.17)	$10.49
Year ended February 29, 2016	$10.71	0.13		(0.73)	(0.07)	(0.25)	$9.79
Year ended February 28, 2015	$10.57	0.11		0.33	(0.10)	(0.20)	$10.71

Class R4
Year ended February 28, 2019	$6.45	0.16	[4]	(0.01)	(0.16)	(0.83)	$5.61
Year ended February 28, 2018	$10.52	0.20		0.63	(0.06)	(4.84)	$6.45
Year ended February 28, 2017	$9.80	0.17		0.90	(0.18)	(0.17)	$10.52
Year ended February 29, 2016	$10.72	0.18		(0.73)	(0.12)	(0.25)	$9.80
Year ended February 28, 2015	$10.58	0.17		0.33	(0.16)	(0.20)	$10.72

Class R6
Year ended February 28, 2019	$6.44	0.16	[4]	0.01	(0.17)	(0.83)	$5.61
Year ended February 28, 2018	$10.51	0.25		0.60	(0.08)	(4.84)	$6.44
Year ended February 28, 2017	$9.80	0.20	[4]	0.87	(0.19)	(0.17)	$10.51
Year ended February 29, 2016	$10.71	0.20		(0.73)	(0.13)	(0.25)	$9.80
Year ended February 28, 2015	$10.57	0.19		0.33	(0.18)	(0.20)	$10.71

Administrator Class
Year ended February 28, 2019	$6.48	0.15	[4]	(0.00)[5]	(0.14)	(0.83)	$5.66
Year ended February 28, 2018	$10.55	0.19		0.62	(0.04)	(4.84)	$6.48
Year ended February 28, 2017	$9.82	0.17	[4]	0.89	(0.16)	(0.17)	$10.55
Year ended February 29, 2016	$10.74	0.16		(0.74)	(0.09)	(0.25)	$9.82
Year ended February 28, 2015	$10.60	0.15		0.33	(0.14)	(0.20)	$10.74

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.15%	0.17%	0.17%	0.16%	0.16%
Class R	0.13	0.18	0.17	0.16	0.16
Class R4	0.15	0.17	0.17	0.16	0.16
Class R6	0.15	0.17	0.16	0.16	0.16
Administrator Class	0.15	0.17	0.16	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	93

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.08%	0.78%	0.65%	2.78%	43%	$106,485
1.70%	0.81%	0.71%	7.09%	67%	$117,382
1.37%	0.84%	0.81%	10.61%	36%	$140,428
1.40%	0.84%	0.81%	(5.56)%	32%	$175,373
1.25%	0.96%	0.86%	4.46%	31%	$3,193

1.78%	1.02%	0.90%	2.67%	43%	$44
1.53%	1.10%	1.02%	5.94%	67%	$29
1.12%	1.10%	1.06%	10.22%	36%	$610
1.20%	1.13%	1.08%	(5.72)%	32%	$830
0.85%	1.21%	1.11%	4.24%	31%	$1,032

2.45%	0.50%	0.34%	3.05%	43%	$42,046
2.01%	0.55%	0.43%	7.33%	67%	$87,607
1.65%	0.57%	0.50%	10.98%	36%	$274,639
1.78%	0.58%	0.50%	(5.26)%	32%	$279,663
1.65%	0.63%	0.50%	4.87%	31%	$379,384

2.57%	0.35%	0.19%	3.41%	43%	$131,314
2.16%	0.39%	0.26%	7.54%	67%	$201,812
1.92%	0.41%	0.35%	11.04%	36%	$372,101
1.92%	0.43%	0.35%	(5.02)%	32%	$1,416,984
1.79%	0.48%	0.35%	5.03%	31%	$1,481,264

2.27%	0.70%	0.54%	2.94%	43%	$15,362
1.81%	0.73%	0.61%	7.12%	67%	$43,559
1.59%	0.76%	0.70%	10.87%	36%	$65,620
1.58%	0.77%	0.70%	(5.45)%	32%	$298,492
1.45%	0.80%	0.70%	4.65%	31%	$350,823

The accompanying notes are an integral part of these financial statements.

94	Target Date Retirement Funds	Financial highlights

Target 2030 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$13.53	0.26		(0.00)[4]	(0.33)	(1.43)	$12.03
Year ended February 28, 2018	$16.70	0.27		1.25	(0.15)	(4.54)	$13.53
Year ended February 28, 2017	$15.17	0.23		1.90	(0.31)	(0.29)	$16.70
Year ended February 29, 2016	$16.97	0.21	[5]	(1.44)	(0.14)	(0.43)	$15.17
Year ended February 28, 2015	$16.61	0.22		0.67	(0.19)	(0.34)	$16.97

Class C
Year ended February 28, 2019	$13.01	0.16	[5]	(0.00)[4]	(0.24)	(1.43)	$11.50
Year ended February 28, 2018	$16.24	0.18		1.17	(0.04)	(4.54)	$13.01
Year ended February 28, 2017	$14.79	0.07		1.88	(0.21)	(0.29)	$16.24
Year ended February 29, 2016	$16.58	0.10		(1.41)	(0.05)	(0.43)	$14.79
Year ended February 28, 2015	$16.25	0.08		0.67	(0.08)	(0.34)	$16.58

Class R
Year ended February 28, 2019	$13.55	0.23	[5]	(0.00)[4]	(0.30)	(1.43)	$12.05
Year ended February 28, 2018	$16.66	0.26	[5]	1.17	0.00	(4.54)	$13.55
Year ended February 28, 2017	$15.14	0.18		1.90	(0.27)	(0.29)	$16.66
Year ended February 29, 2016	$16.95	0.18		(1.44)	(0.12)	(0.43)	$15.14
Year ended February 28, 2015	$16.61	0.13	[5]	0.71	(0.16)	(0.34)	$16.95

Class R4
Year ended February 28, 2019	$13.81	0.34	[5]	(0.03)	(0.37)	(1.43)	$12.32
Year ended February 28, 2018	$16.95	0.34	[5]	1.25	(0.19)	(4.54)	$13.81
Year ended February 28, 2017	$15.38	0.27		1.94	(0.35)	(0.29)	$16.95
Year ended February 29, 2016	$17.20	0.28		(1.47)	(0.20)	(0.43)	$15.38
Year ended February 28, 2015	$16.83	0.26		0.70	(0.25)	(0.34)	$17.20

Class R6
Year ended February 28, 2019	$13.79	0.34	[5]	(0.01)	(0.39)	(1.43)	$12.30
Year ended February 28, 2018	$16.93	0.36	[5]	1.26	(0.22)	(4.54)	$13.79
Year ended February 28, 2017	$15.37	0.31	[5]	1.92	(0.38)	(0.29)	$16.93
Year ended February 29, 2016	$17.19	0.30		(1.46)	(0.23)	(0.43)	$15.37
Year ended February 28, 2015	$16.81	0.28		0.72	(0.28)	(0.34)	$17.19

Administrator Class
Year ended February 28, 2019	$13.80	0.30	[5]	(0.02)	(0.33)	(1.43)	$12.32
Year ended February 28, 2018	$16.94	0.28		1.27	(0.15)	(4.54)	$13.80
Year ended February 28, 2017	$15.37	0.25	[5]	1.93	(0.32)	(0.29)	$16.94
Year ended February 29, 2016	$17.19	0.25		(1.47)	(0.17)	(0.43)	$15.37
Year ended February 28, 2015	$16.82	0.23		0.70	(0.22)	(0.34)	$17.19

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.15%	0.17%	0.17%	0.16%	0.16%
Class C	0.15	0.17	0.17	0.16	0.16
Class R	0.15	0.19	0.17	0.16	0.16
Class R4	0.15	0.17	0.17	0.16	0.16
Class R6	0.15	0.17	0.16	0.16	0.16
Administrator Class	0.15	0.17	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Amount is more than $(0.005).

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	95

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.04%	0.76%	0.65%	2.55%	43%	$177,608
1.63%	0.80%	0.71%	8.79%	61%	$228,015
1.32%	0.84%	0.82%	14.15%	31%	$230,044
1.32%	0.86%	0.83%	(7.37)%	30%	$227,928
1.22%	0.95%	0.87%	5.44%	26%	$60,747

1.30%	1.51%	1.40%	1.82%	43%	$2,851
0.88%	1.55%	1.46%	7.95%	61%	$4,748
0.57%	1.59%	1.57%	13.28%	31%	$4,630
0.63%	1.63%	1.59%	(8.05)%	30%	$4,662
0.45%	1.70%	1.62%	4.67%	26%	$5,020

1.76%	1.01%	0.89%	2.37%	43%	$40
1.54%	1.10%	1.04%	8.28%	61%	$34
1.06%	1.10%	1.07%	13.88%	31%	$904
1.11%	1.12%	1.08%	(7.57)%	30%	$853
0.72%	1.22%	1.12%	5.15%	26%	$603

2.45%	0.48%	0.34%	2.88%	43%	$57,366
1.95%	0.53%	0.42%	9.09%	61%	$219,799
1.64%	0.56%	0.51%	14.52%	31%	$507,587
1.73%	0.58%	0.51%	(7.07)%	30%	$513,864
1.57%	0.62%	0.51%	5.82%	26%	$897,425

2.51%	0.33%	0.19%	3.08%	43%	$230,953
2.10%	0.38%	0.26%	9.28%	61%	$353,891
1.87%	0.41%	0.36%	14.63%	31%	$618,551
1.85%	0.43%	0.36%	(6.93)%	30%	$1,284,324
1.72%	0.47%	0.36%	6.04%	26%	$1,185,077

2.18%	0.68%	0.54%	2.69%	43%	$89,022
1.75%	0.72%	0.61%	8.86%	61%	$161,583
1.51%	0.76%	0.71%	14.32%	31%	$262,336
1.52%	0.77%	0.71%	(7.27)%	30%	$498,554
1.38%	0.79%	0.71%	5.61%	26%	$643,336

The accompanying notes are an integral part of these financial statements.

96	Target Date Retirement Funds	Financial highlights

Target 2035 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$8.35	0.15		(0.00)[4]	(0.18)	(0.94)	$7.38
Year ended February 28, 2018	$11.25	0.18		1.01	(0.12)	(3.97)	$8.35
Year ended February 28, 2017	$9.89	0.13		1.56	(0.15)	(0.18)	$11.25
Year ended February 29, 2016	$11.32	0.15		(1.18)	(0.11)	(0.29)	$9.89
Year ended February 28, 2015	$11.02	0.12		0.56	(0.13)	(0.25)	$11.32

Class R
Year ended February 28, 2019	$8.42	0.12		0.01	(0.17)	(0.94)	$7.44
Year ended February 28, 2018	$11.32	0.15		1.01	(0.09)	(3.97)	$8.42
Year ended February 28, 2017	$9.95	0.11		1.57	(0.13)	(0.18)	$11.32
Year ended February 29, 2016	$11.39	0.11		(1.17)	(0.09)	(0.29)	$9.95
Year ended February 28, 2015	$11.09	0.10		0.55	(0.10)	(0.25)	$11.39

Class R4
Year ended February 28, 2019	$8.37	0.20	[5]	(0.03)	(0.20)	(0.94)	$7.40
Year ended February 28, 2018	$11.27	0.21	[5]	1.02	(0.16)	(3.97)	$8.37
Year ended February 28, 2017	$9.91	0.17	[5]	1.56	(0.19)	(0.18)	$11.27
Year ended February 29, 2016	$11.33	0.18		(1.17)	(0.14)	(0.29)	$9.91
Year ended February 28, 2015	$11.03	0.17		0.54	(0.16)	(0.25)	$11.33

Class R6
Year ended February 28, 2019	$8.37	0.25		(0.07)	(0.22)	(0.94)	$7.39
Year ended February 28, 2018	$11.27	0.27		0.98	(0.18)	(3.97)	$8.37
Year ended February 28, 2017	$9.91	0.20	[5]	1.55	(0.21)	(0.18)	$11.27
Year ended February 29, 2016	$11.33	0.19		(1.16)	(0.16)	(0.29)	$9.91
Year ended February 28, 2015	$11.03	0.18		0.55	(0.18)	(0.25)	$11.33

Administrator Class
Year ended February 28, 2019	$8.41	0.18		(0.01)	(0.17)	(0.94)	$7.47
Year ended February 28, 2018	$11.30	0.19		1.02	(0.13)	(3.97)	$8.41
Year ended February 28, 2017	$9.94	0.16	[5]	1.55	(0.17)	(0.18)	$11.30
Year ended February 29, 2016	$11.37	0.16		(1.18)	(0.12)	(0.29)	$9.94
Year ended February 28, 2015	$11.06	0.15		0.55	(0.14)	(0.25)	$11.37

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.16%	0.18%	0.17%	0.17%	0.16%
Class R	0.16	0.18	0.17	0.17	0.16
Class R4	0.16	0.18	0.17	0.16	0.16
Class R6	0.16	0.18	0.16	0.16	0.16
Administrator Class	0.16	0.18	0.16	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Amount is more than $(0.005).

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	97

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.97%	0.81%	0.65%	2.48%	41%	$108,389
1.56%	0.83%	0.72%	10.21%	55%	$118,000
1.28%	0.85%	0.83%	17.33%	27%	$127,294
1.19%	0.84%	0.83%	(9.28)%	28%	$142,817
1.05%	0.97%	0.88%	6.33%	22%	$1,677

1.68%	1.06%	0.90%	2.16%	41%	$250
1.32%	1.08%	0.97%	9.87%	55%	$192
0.89%	1.11%	1.08%	17.09%	27%	$171
1.02%	1.13%	1.09%	(9.48)%	28%	$73
0.90%	1.23%	1.13%	5.97%	22%	$36

2.37%	0.53%	0.34%	2.80%	41%	$34,388
1.90%	0.56%	0.43%	10.53%	55%	$82,617
1.54%	0.57%	0.52%	17.68%	27%	$240,025
1.66%	0.59%	0.52%	(8.92)%	28%	$228,810
1.51%	0.64%	0.52%	6.63%	22%	$329,135

2.48%	0.38%	0.19%	2.86%	41%	$112,021
2.04%	0.41%	0.27%	10.76%	55%	$185,889
1.83%	0.42%	0.37%	17.86%	27%	$317,594
1.80%	0.44%	0.37%	(8.78)%	28%	$714,884
1.65%	0.49%	0.37%	6.79%	22%	$674,926

2.20%	0.72%	0.54%	2.64%	41%	$9,608
1.67%	0.74%	0.61%	10.33%	55%	$35,678
1.52%	0.77%	0.72%	17.38%	27%	$50,898
1.46%	0.78%	0.72%	(9.17)%	28%	$182,599
1.31%	0.81%	0.72%	6.50%	22%	$227,265

The accompanying notes are an integral part of these financial statements.

98	Target Date Retirement Funds	Financial highlights

Target 2040 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$16.02	0.29		(0.05)	(0.36)	(1.81)	$14.09
Year ended February 28, 2018	$19.43	0.31		1.93	(0.31)	(5.34)	$16.02
Year ended February 28, 2017	$16.74	0.23		3.08	(0.27)	(0.35)	$19.43
Year ended February 29, 2016	$19.53	0.22	[4]	(2.27)	(0.20)	(0.54)	$16.74
Year ended February 28, 2015	$18.90	0.22		1.08	(0.21)	(0.46)	$19.53

Class C
Year ended February 28, 2019	$14.61	0.17	[4]	(0.06)	(0.25)	(1.81)	$12.66
Year ended February 28, 2018	$18.19	0.14	[4]	1.81	(0.19)	(5.34)	$14.61
Year ended February 28, 2017	$15.71	0.04		2.94	(0.15)	(0.35)	$18.19
Year ended February 29, 2016	$18.38	0.09	[4]	(2.15)	(0.07)	(0.54)	$15.71
Year ended February 28, 2015	$17.85	0.06	[4]	1.02	(0.09)	(0.46)	$18.38

Class R
Year ended February 28, 2019	$16.02	0.25	[4]	(0.05)	(0.33)	(1.81)	$14.08
Year ended February 28, 2018	$19.36	0.27	[4]	1.93	(0.20)	(5.34)	$16.02
Year ended February 28, 2017	$16.69	0.18		3.07	(0.23)	(0.35)	$19.36
Year ended February 29, 2016	$19.51	0.18		(2.28)	(0.18)	(0.54)	$16.69
Year ended February 28, 2015	$18.90	0.14	[4]	1.11	(0.18)	(0.46)	$19.51

Class R4
Year ended February 28, 2019	$16.51	0.39	[4]	(0.08)	(0.41)	(1.81)	$14.60
Year ended February 28, 2018	$19.86	0.36		1.99	(0.36)	(5.34)	$16.51
Year ended February 28, 2017	$17.09	0.27		3.18	(0.33)	(0.35)	$19.86
Year ended February 29, 2016	$19.93	0.28		(2.32)	(0.26)	(0.54)	$17.09
Year ended February 28, 2015	$19.28	0.29		1.10	(0.28)	(0.46)	$19.93

Class R6
Year ended February 28, 2019	$16.50	0.39	[4]	(0.06)	(0.44)	(1.81)	$14.58
Year ended February 28, 2018	$19.85	0.40	[4]	1.98	(0.39)	(5.34)	$16.50
Year ended February 28, 2017	$17.09	0.41		3.06	(0.36)	(0.35)	$19.85
Year ended February 29, 2016	$19.93	0.32		(2.33)	(0.29)	(0.54)	$17.09
Year ended February 28, 2015	$19.27	0.30		1.13	(0.31)	(0.46)	$19.93

Administrator Class
Year ended February 28, 2019	$16.47	0.34	[4]	(0.07)	(0.37)	(1.81)	$14.56
Year ended February 28, 2018	$19.82	0.33	[4]	1.98	(0.32)	(5.34)	$16.47
Year ended February 28, 2017	$17.07	0.25		3.14	(0.29)	(0.35)	$19.82
Year ended February 29, 2016	$19.89	0.27		(2.33)	(0.22)	(0.54)	$17.07
Year ended February 28, 2015	$19.25	0.25		1.09	(0.24)	(0.46)	$19.89

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.17%	0.18%	0.17%	0.16%	0.16%
Class C	0.17	0.18	0.17	0.16	0.16
Class R	0.16	0.18	0.17	0.17	0.16
Class R4	0.17	0.18	0.17	0.16	0.16
Class R6	0.17	0.18	0.16	0.16	0.16
Administrator Class	0.17	0.18	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	99

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.91%	0.78%	0.65%	2.32%	40%	$189,990
1.51%	0.81%	0.72%	11.24%	51%	$223,769
1.21%	0.85%	0.83%	20.01%	24%	$218,689
1.23%	0.87%	0.84%	(10.72)%	27%	$202,038
1.11%	0.96%	0.88%	7.01%	18%	$111,874

1.21%	1.53%	1.40%	1.55%	40%	$2,754
0.76%	1.56%	1.46%	10.41%	51%	$5,292
0.47%	1.60%	1.58%	19.11%	24%	$4,782
0.54%	1.63%	1.60%	(11.39)%	27%	$4,621
0.35%	1.71%	1.63%	6.15%	18%	$5,747

1.63%	1.02%	0.90%	2.04%	40%	$62
1.40%	1.08%	1.01%	11.07%	51%	$56
0.94%	1.10%	1.08%	19.68%	24%	$394
0.97%	1.12%	1.09%	(10.96)%	27%	$289
0.72%	1.23%	1.13%	6.71%	18%	$137

2.38%	0.50%	0.34%	2.69%	40%	$45,177
1.85%	0.54%	0.42%	11.56%	51%	$189,896
1.54%	0.57%	0.52%	20.43%	24%	$388,622
1.64%	0.59%	0.52%	(10.45)%	27%	$385,259
1.47%	0.63%	0.52%	7.35%	18%	$678,944

2.40%	0.35%	0.19%	2.81%	40%	$184,594
2.00%	0.39%	0.27%	11.74%	51%	$283,562
1.80%	0.41%	0.37%	20.56%	24%	$489,693
1.75%	0.43%	0.37%	(10.32)%	27%	$929,672
1.61%	0.48%	0.37%	7.57%	18%	$872,914

2.09%	0.70%	0.54%	2.40%	40%	$71,411
1.63%	0.73%	0.61%	11.38%	51%	$132,365
1.43%	0.76%	0.72%	20.09%	24%	$197,272
1.42%	0.78%	0.72%	(10.56)%	27%	$320,415
1.27%	0.80%	0.72%	7.10%	18%	$427,789

The accompanying notes are an integral part of these financial statements.

100	Target Date Retirement Funds	Financial highlights

Target 2045 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$9.18	0.16		(0.03)	(0.19)	(0.99)	$8.13
Year ended February 28, 2018	$11.91	0.18	[4]	1.28	(0.20)	(3.99)	$9.18
Year ended February 28, 2017	$10.07	0.13		2.05	(0.17)	(0.17)	$11.91
Year ended February 29, 2016	$11.85	0.16		(1.52)	(0.13)	(0.29)	$10.07
Year ended February 28, 2015	$11.43	0.11	[4]	0.72	(0.13)	(0.28)	$11.85

Class R
Year ended February 28, 2019	$9.33	0.14		(0.02)	(0.17)	(0.99)	$8.29
Year ended February 28, 2018	$12.04	0.16		1.29	(0.17)	(3.99)	$9.33
Year ended February 28, 2017	$10.19	0.11		2.05	(0.14)	(0.17)	$12.04
Year ended February 29, 2016	$11.97	0.11		(1.51)	(0.09)	(0.29)	$10.19
Year ended February 28, 2015	$11.54	0.10		0.71	(0.10)	(0.28)	$11.97

Class R4
Year ended February 28, 2019	$9.24	0.20	[4]	(0.04)	(0.22)	(0.99)	$8.19
Year ended February 28, 2018	$11.96	0.22	[4]	1.28	(0.23)	(3.99)	$9.24
Year ended February 28, 2017	$10.11	0.16		2.06	(0.20)	(0.17)	$11.96
Year ended February 29, 2016	$11.89	0.18		(1.51)	(0.16)	(0.29)	$10.11
Year ended February 28, 2015	$11.46	0.17		0.71	(0.17)	(0.28)	$11.89

Class R6
Year ended February 28, 2019	$9.21	0.22	[4]	(0.05)	(0.24)	(0.99)	$8.15
Year ended February 28, 2018	$11.93	0.29		1.24	(0.26)	(3.99)	$9.21
Year ended February 28, 2017	$10.10	0.23		1.99	(0.22)	(0.17)	$11.93
Year ended February 29, 2016	$11.87	0.19		(1.49)	(0.18)	(0.29)	$10.10
Year ended February 28, 2015	$11.44	0.18		0.71	(0.18)	(0.28)	$11.87

Administrator Class
Year ended February 28, 2019	$9.29	0.20	[4]	(0.05)	(0.18)	(0.99)	$8.27
Year ended February 28, 2018	$12.01	0.19	[4]	1.28	(0.20)	(3.99)	$9.29
Year ended February 28, 2017	$10.16	0.16	[4]	2.04	(0.18)	(0.17)	$12.01
Year ended February 29, 2016	$11.94	0.16		(1.51)	(0.14)	(0.29)	$10.16
Year ended February 28, 2015	$11.51	0.14		0.71	(0.14)	(0.28)	$11.94

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.17%	0.19%	0.17%	0.17%	0.16%
Class R	0.16	0.18	0.16	0.16	0.16
Class R4	0.17	0.19	0.17	0.16	0.16
Class R6	0.17	0.19	0.16	0.16	0.16
Administrator Class	0.17	0.19	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	101

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.88%	0.85%	0.65%	2.21%	39%	$56,491
1.48%	0.86%	0.72%	11.98%	48%	$61,914
1.22%	0.86%	0.83%	21.85%	22%	$70,570
1.09%	0.86%	0.83%	(11.70)%	26%	$77,062
0.96%	0.99%	0.88%	7.41%	16%	$793

1.62%	1.09%	0.90%	2.03%	39%	$37
1.25%	1.10%	0.97%	11.77%	48%	$36
0.88%	1.11%	1.08%	21.41%	22%	$42
1.01%	1.14%	1.09%	(11.84)%	26%	$30
0.83%	1.25%	1.13%	7.11%	16%	$31

2.26%	0.57%	0.34%	2.53%	39%	$22,076
1.84%	0.59%	0.44%	12.39%	48%	$46,811
1.46%	0.59%	0.52%	22.25%	22%	$151,999
1.61%	0.60%	0.52%	(11.41)%	26%	$131,789
1.44%	0.66%	0.52%	7.79%	16%	$199,015

2.41%	0.42%	0.19%	2.61%	39%	$69,435
1.97%	0.43%	0.27%	12.61%	48%	$133,524
1.77%	0.43%	0.37%	22.26%	22%	$219,922
1.73%	0.45%	0.37%	(11.21)%	26%	$407,094
1.58%	0.51%	0.37%	7.96%	16%	$367,164

2.14%	0.76%	0.54%	2.32%	39%	$7,213
1.60%	0.77%	0.61%	12.05%	48%	$30,255
1.46%	0.78%	0.72%	21.89%	22%	$41,504
1.39%	0.79%	0.72%	(11.55)%	26%	$108,091
1.24%	0.83%	0.72%	7.54%	16%	$130,175

The accompanying notes are an integral part of these financial statements.

102	Target Date Retirement Funds	Financial highlights

Target 2050 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$8.61	0.14		(0.05)	(0.20)	(1.37)	$7.13
Year ended February 28, 2018	$11.40	0.20		1.23	(0.19)	(4.03)	$8.61
Year ended February 28, 2017	$9.61	0.12		2.02	(0.18)	(0.17)	$11.40
Year ended February 29, 2016	$11.34	0.11	[4]	(1.44)	(0.12)	(0.28)	$9.61
Year ended February 28, 2015	$10.93	0.11		0.69	(0.13)	(0.26)	$11.34

Class C
Year ended February 28, 2019	$8.56	0.06		(0.03)	(0.14)	(1.37)	$7.08
Year ended February 28, 2018	$11.36	0.11		1.22	(0.10)	(4.03)	$8.56
Year ended February 28, 2017	$9.58	0.04		2.02	(0.11)	(0.17)	$11.36
Year ended February 29, 2016	$11.30	0.06		(1.46)	(0.04)	(0.28)	$9.58
Year ended February 28, 2015	$10.91	0.04		0.68	(0.07)	(0.26)	$11.30

Class R
Year ended February 28, 2019	$8.63	0.13		(0.05)	(0.19)	(1.37)	$7.15
Year ended February 28, 2018	$11.43	0.15		1.24	(0.16)	(4.03)	$8.63
Year ended February 28, 2017	$9.63	0.09		2.04	(0.16)	(0.17)	$11.43
Year ended February 29, 2016	$11.37	0.11		(1.47)	(0.10)	(0.28)	$9.63
Year ended February 28, 2015	$10.95	0.09		0.68	(0.09)	(0.26)	$11.37

Class R4
Year ended February 28, 2019	$8.66	0.20	[4]	(0.07)	(0.23)	(1.37)	$7.19
Year ended February 28, 2018	$11.45	0.21	[4]	1.25	(0.22)	(4.03)	$8.66
Year ended February 28, 2017	$9.64	0.16	[4]	2.03	(0.21)	(0.17)	$11.45
Year ended February 29, 2016	$11.38	0.17		(1.48)	(0.15)	(0.28)	$9.64
Year ended February 28, 2015	$10.96	0.16		0.68	(0.16)	(0.26)	$11.38

Class R6
Year ended February 28, 2019	$8.65	0.25		(0.12)	(0.24)	(1.37)	$7.17
Year ended February 28, 2018	$11.44	0.26		1.22	(0.24)	(4.03)	$8.65
Year ended February 28, 2017	$9.64	0.19	[4]	2.01	(0.23)	(0.17)	$11.44
Year ended February 29, 2016	$11.37	0.18		(1.46)	(0.17)	(0.28)	$9.64
Year ended February 28, 2015	$10.95	0.17		0.68	(0.17)	(0.26)	$11.37

Administrator Class
Year ended February 28, 2019	$8.62	0.18		(0.07)	(0.20)	(1.37)	$7.16
Year ended February 28, 2018	$11.41	0.20		1.24	(0.20)	(4.03)	$8.62
Year ended February 28, 2017	$9.61	0.15	[4]	2.01	(0.19)	(0.17)	$11.41
Year ended February 29, 2016	$11.34	0.15		(1.47)	(0.13)	(0.28)	$9.61
Year ended February 28, 2015	$10.92	0.13		0.69	(0.14)	(0.26)	$11.34

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.17%	0.19%	0.17%	0.17%	0.16%
Class C	0.17	0.18	0.17	0.16	0.16
Class R	0.18	0.23	0.19	0.19	0.16
Class R4	0.18	0.19	0.17	0.16	0.16
Class R6	0.17	0.19	0.16	0.16	0.16
Administrator Class	0.17	0.19	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	103

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.88%	0.82%	0.65%	2.10%	39%	$53,038
1.47%	0.83%	0.72%	12.26%	46%	$67,360
1.13%	0.85%	0.83%	22.48%	21%	$64,356
1.05%	0.86%	0.83%	(11.93)%	26%	$58,749
0.94%	0.97%	0.88%	7.52%	16%	$1,629

1.13%	1.57%	1.40%	1.38%	39%	$1,013
0.72%	1.58%	1.46%	11.38%	46%	$1,376
0.33%	1.61%	1.58%	21.58%	21%	$1,218
0.49%	1.64%	1.60%	(12.56)%	26%	$894
0.20%	1.72%	1.63%	6.70%	16%	$737

1.58%	1.08%	0.90%	1.93%	39%	$32
1.24%	1.12%	0.97%	11.88%	46%	$28
0.94%	1.13%	1.08%	22.29%	21%	$34
1.00%	1.17%	1.10%	(12.21)%	26%	$32
0.82%	1.25%	1.13%	7.20%	16%	$31

2.40%	0.53%	0.34%	2.57%	39%	$19,551
1.82%	0.56%	0.42%	12.54%	46%	$122,118
1.45%	0.57%	0.52%	23.00%	21%	$243,339
1.61%	0.59%	0.52%	(11.72)%	26%	$219,157
1.43%	0.64%	0.52%	7.82%	16%	$360,833

2.37%	0.39%	0.19%	2.61%	39%	$107,769
1.95%	0.41%	0.27%	12.73%	46%	$180,036
1.81%	0.42%	0.37%	23.09%	21%	$287,423
1.72%	0.44%	0.37%	(11.51)%	26%	$806,152
1.58%	0.49%	0.37%	7.98%	16%	$818,335

2.07%	0.74%	0.54%	2.37%	39%	$40,236
1.59%	0.75%	0.61%	12.29%	46%	$82,574
1.37%	0.76%	0.72%	22.72%	21%	$121,028
1.39%	0.78%	0.72%	(11.86)%	26%	$185,008
1.23%	0.81%	0.72%	7.64%	16%	$226,405

The accompanying notes are an integral part of these financial statements.

104	Target Date Retirement Funds	Financial highlights

Target 2055 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$12.72	0.22		(0.02)	(0.30)	(1.06)	$11.56
Year ended February 28, 2018	$13.91	0.21	[4]	1.50	(0.23)	(2.67)	$12.72
Year ended February 28, 2017	$11.56	0.14		2.44	(0.23)	0.00	$13.91
Year ended February 29, 2016	$13.28	0.14	[4]	(1.71)	(0.12)	(0.03)	$11.56
Year ended February 28, 2015	$12.63	0.13		0.80	(0.14)	(0.14)	$13.28

Class R
Year ended February 28, 2019	$12.56	0.19		(0.03)	(0.27)	(1.06)	$11.39
Year ended February 28, 2018	$13.76	0.18		1.49	(0.20)	(2.67)	$12.56
Year ended February 28, 2017	$11.45	0.10		2.41	(0.20)	0.00	$13.76
Year ended February 29, 2016	$13.16	0.12		(1.71)	(0.09)	(0.03)	$11.45
Year ended February 28, 2015	$12.51	0.11		0.79	(0.11)	(0.14)	$13.16

Class R4
Year ended February 28, 2019	$12.76	0.28	[4]	(0.05)	(0.33)	(1.06)	$11.60
Year ended February 28, 2018	$13.94	0.27	[4]	1.50	(0.28)	(2.67)	$12.76
Year ended February 28, 2017	$11.59	0.18		2.44	(0.27)	0.00	$13.94
Year ended February 29, 2016	$13.32	0.20		(1.74)	(0.16)	(0.03)	$11.59
Year ended February 28, 2015	$12.65	0.18		0.81	(0.18)	(0.14)	$13.32

Class R6
Year ended February 28, 2019	$12.73	0.31	[4]	(0.06)	(0.35)	(1.06)	$11.57
Year ended February 28, 2018	$13.91	0.31		1.48	(0.30)	(2.67)	$12.73
Year ended February 28, 2017	$11.57	0.23	[4]	2.40	(0.29)	0.00	$13.91
Year ended February 29, 2016	$13.29	0.21		(1.72)	(0.18)	(0.03)	$11.57
Year ended February 28, 2015	$12.63	0.19		0.80	(0.19)	(0.14)	$13.29

Administrator Class
Year ended February 28, 2019	$12.73	0.28	[4]	(0.07)	(0.31)	(1.06)	$11.57
Year ended February 28, 2018	$13.91	0.23	[4]	1.50	(0.24)	(2.67)	$12.73
Year ended February 28, 2017	$11.57	0.17	[4]	2.41	(0.24)	0.00	$13.91
Year ended February 29, 2016	$13.28	0.17		(1.71)	(0.14)	(0.03)	$11.57
Year ended February 28, 2015	$12.62	0.14		0.81	(0.15)	(0.14)	$13.28

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016	Year ended February 28, 2015
	2019	2018	2017
Class A	0.17%	0.19%	0.17%	0.17%	0.16%
Class R	0.17	0.19	0.17	0.20	0.16
Class R4	0.18	0.19	0.17	0.16	0.16
Class R6	0.18	0.19	0.16	0.16	0.16
Administrator Class	0.18	0.19	0.17	0.16	0.16

[2]	Total return calculations do not include any sales charges.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	105

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.86%	1.17%	0.65%	2.29%	39%	$10,582
1.47%	1.04%	0.71%	12.15%	46%	$10,352
1.13%	0.91%	0.83%	22.45%	21%	$9,270
1.15%	0.94%	0.84%	(11.93)%	26%	$8,940
0.97%	1.07%	0.88%	7.46%	16%	$565

1.60%	1.39%	0.89%	1.96%	39%	$43
1.22%	1.29%	0.96%	11.99%	46%	$42
0.98%	1.16%	1.08%	22.04%	21%	$40
0.98%	1.24%	1.09%	(12.16)%	26%	$42
0.83%	1.36%	1.13%	7.24%	16%	$31

2.24%	0.93%	0.34%	2.57%	39%	$7,578
1.85%	0.73%	0.44%	12.56%	46%	$15,764
1.32%	0.64%	0.52%	22.78%	21%	$43,147
1.61%	0.66%	0.52%	(11.70)%	26%	$27,193
1.41%	0.74%	0.52%	7.92%	16%	$33,651

2.46%	0.87%	0.19%	2.71%	39%	$18,491
1.94%	0.60%	0.26%	12.76%	46%	$56,563
1.79%	0.47%	0.37%	22.97%	21%	$65,516
1.72%	0.51%	0.37%	(11.52)%	26%	$161,764
1.55%	0.59%	0.37%	8.01%	16%	$126,822

2.22%	1.37%	0.54%	2.37%	39%	$1,188
1.62%	0.94%	0.62%	12.32%	46%	$5,662
1.34%	0.83%	0.72%	22.50%	21%	$9,700
1.37%	0.85%	0.72%	(11.75)%	26%	$14,747
1.16%	0.91%	0.72%	7.66%	16%	$12,493

The accompanying notes are an integral part of these financial statements.

106	Target Date Retirement Funds	Financial highlights

Target 2060 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019	$11.83	0.22	[4]	(0.01)	(0.25)	(0.35)	$11.44
Year ended February 28, 2018	$10.69	0.15		1.15	(0.16)	0.00	$11.83
Year ended February 28, 2017	$8.84	0.09	[4]	1.86	(0.10)	0.00	$10.69
Year ended February 29, 2016[5]	$10.00	0.06		(1.11)	(0.11)	0.00	$8.84

Class C
Year ended February 28, 2019	$11.85	0.13		(0.00)[6]	(0.21)	(0.35)	$11.42
Year ended February 28, 2018	$10.71	0.07		1.15	(0.08)	0.00	$11.85
Year ended February 28, 2017	$8.90	0.04		1.84	(0.07)	0.00	$10.71
Year ended February 29, 2016[5]	$10.00	0.01		(1.11)	0.00	0.00	$8.90

Class R
Year ended February 28, 2019	$11.65	0.19	[4]	(0.01)	(0.26)	(0.35)	$11.22
Year ended February 28, 2018	$10.53	0.14	[4]	1.11	(0.13)	0.00	$11.65
Year ended February 28, 2017	$8.84	0.09	[4]	1.80	(0.20)	0.00	$10.53
Year ended February 29, 2016[5]	$10.00	0.05		(1.11)	(0.10)	0.00	$8.84

Class R4
Year ended February 28, 2019	$12.06	0.28	[4]	(0.02)	(0.31)	(0.35)	$11.66
Year ended February 28, 2018	$10.88	0.21		1.16	(0.19)	0.00	$12.06
Year ended February 28, 2017	$8.97	0.12	[4]	1.89	(0.10)	0.00	$10.88
Year ended February 29, 2016[5]	$10.00	0.08	[4]	(1.11)	0.00	0.00	$8.97

Class R6
Year ended February 28, 2019	$12.03	0.28	[4]	(0.01)	(0.34)	(0.35)	$11.61
Year ended February 28, 2018	$10.86	0.24		1.14	(0.21)	0.00	$12.03
Year ended February 28, 2017	$8.95	0.13	[4]	1.90	(0.12)	0.00	$10.86
Year ended February 29, 2016[5]	$10.00	0.09	[4]	(1.12)	(0.02)	0.00	$8.95

Administrator Class
Year ended February 28, 2019	$11.89	0.24	[4]	(0.01)	(0.29)	(0.35)	$11.48
Year ended February 28, 2018	$10.74	0.19		1.13	(0.17)	0.00	$11.89
Year ended February 28, 2017	$8.89	0.10	[4]	1.88	(0.13)	0.00	$10.74
Year ended February 29, 2016[5]	$10.00	0.07		(1.12)	(0.06)	0.00	$8.89

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended February 28			Year ended February 29, 2016[5]
	2019	2018	2017
Class A	0.17%	0.18%	0.17%	0.15%
Class C	0.17	0.18	0.16	0.16
Class R	0.18	0.20	0.19	0.17
Class R4	0.18	0.19	0.17	0.16
Class R6	0.18	0.19	0.17	0.16
Administrator Class	0.18	0.19	0.17	0.16

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

[4]	Calculated based upon average shares outstanding

[5]	For the period from June 30, 2015 (commencement of class operations) to February 29, 2016

[6]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	107

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.88%	2.69%	0.65%	2.18%	39%	$660
1.45%	1.79%	0.71%	12.20%	46%	$907
0.90%	3.21%	0.83%	22.23%	21%	$671
0.97%	14.47%	0.83%	(10.59)%	26%	$100

1.10%	3.06%	1.40%	1.42%	39%	$221
0.73%	2.41%	1.47%	11.37%	46%	$196
0.39%	5.30%	1.58%	21.22%	21%	$252
0.21%	15.14%	1.58%	(11.00)%	26%	$173

1.62%	2.59%	0.90%	1.91%	39%	$54
1.24%	1.81%	0.97%	11.90%	46%	$50
0.89%	4.69%	1.08%	21.73%	21%	$127
0.72%	14.73%	1.08%	(10.66)%	26%	$89

2.34%	3.01%	0.34%	2.56%	39%	$2,038
1.81%	1.38%	0.41%	12.61%	46%	$5,119
1.14%	1.88%	0.52%	22.45%	21%	$6,443
1.29%	14.19%	0.52%	(10.30)%	26%	$195

2.36%	1.88%	0.19%	2.68%	39%	$10,497
1.95%	1.29%	0.26%	12.70%	46%	$12,115
1.31%	1.82%	0.37%	22.75%	21%	$12,518
1.41%	14.05%	0.37%	(10.30)%	26%	$573

2.06%	2.42%	0.54%	2.32%	39%	$3,068
1.58%	1.61%	0.61%	12.27%	46%	$4,267
0.98%	2.31%	0.72%	22.38%	21%	$4,427
1.10%	14.35%	0.72%	(10.50)%	26%	$359

The accompanying notes are an integral part of these financial statements.

108	Target Date Retirement Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Target Today Fund (“Target Today Fund”), Wells Fargo Target 2010 Fund (“Target 2010 Fund”), Wells Fargo Target 2015 Fund (“Target 2015 Fund”), Wells Fargo Target 2020 Fund (“Target 2020 Fund” ), Wells Fargo Target 2025 Fund (“Target 2025 Fund” ), Wells Fargo Target 2030 Fund (“Target 2030 Fund” ), Wells Fargo Target 2035 Fund (“Target 2035 Fund” ), Wells Fargo Target 2040 Fund (“Target 2040 Fund” ), Wells Fargo Target 2045 Fund (“Target 2045 Fund” ), Wells Fargo Target 2050 Fund (“Target 2050 Fund” ), Wells Fargo Target 2055 Fund (“Target 2055 Fund” ), and Wells Fargo Target 2060 Fund (“Target 2060 Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in affiliated Master Portfolios are recorded on a trade date basis.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses.

Distributions to shareholders

For each Fund (except Target Today Fund, Target 2010 Fund and Target 2015 Fund), distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. For Target Today Fund, Target 2010 Fund and Target 2015 Fund, distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund’s fiscal year end. Therefore, a portion of each Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Target Date Retirement Funds	109

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 28, 2019, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Target Today Fund	$63,714,617	$4,676,487	$0	$4,676,487

Target 2010 Fund	50,535,969	17,355,100	0	17,355,100

Target 2015 Fund	72,307,203	9,566,160	0	9,566,160

Target 2020 Fund	374,837,814	32,384,900	0	32,384,900

Target 2025 Fund	278,746,630	17,942,251	0	17,942,251

Target 2030 Fund	519,634,065	38,155,413	0	38,155,413

Target 2035 Fund	252,306,713	14,119,454	0	14,119,454

Target 2040 Fund	461,449,168	32,573,015	0	32,573,015

Target 2045 Fund	150,337,744	6,289,185	0	6,289,185

Target 2050 Fund	203,130,042	18,654,018	0	18,654,018

Target 2055 Fund	38,933,667	0	(269,923)	(269,923)

Target 2060 Fund	16,081,758	645,369	0	645,369

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings (loss)

Target Today Fund	$93,619	$(93,619)

Target 2010 Fund	52,246	(52,246)

Target 2015 Fund	2,554,370	(2,554,370)

Target 2020 Fund	67,206	(67,206)

Target 2025 Fund	78,436	(78,436)

Target 2030 Fund	71,460	(71,460)

Target 2035 Fund	(22,901)	22,901

Target 2040 Fund	90,405	(90,405)

Target 2045 Fund	21,416	(21,416)

Target 2050 Fund	(29,954)	29,954

Target 2055 Fund	11,039	(11,039)

Target 2060 Fund	(988)	988

110	Target Date Retirement Funds	Notes to financial statements

As of February 28, 2019, the Funds had current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year in the following amounts:

	Deferred post-October capital losses
	Short-term	Long-term

Target Today Fund	$(57,390)	$(40,104)

Target 2010 Fund	(83,404)	5,684

Target 2015 Fund	(57,822)	0

Target 2020 Fund	(806,674)	720,040

Target 2025 Fund	(182,263)	0

Target 2030 Fund	(1,373,253)	0

Target 2035 Fund	(869,166)	0

Target 2040 Fund	(1,805,454)	0

Target 2045 Fund	(780,392)	117,692

Target 2050 Fund	(883,266)	0

Target 2055 Fund	(343,584)	(306,818)

Target 2060 Fund	(138,679)	(160,428)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

As of February 28, 2019, each Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate fair value of affiliated Master Portfolios held in each Fund was as follows:

Aggregate fair value of Affiliated Master Portfolios

Target Today Fund	$68,391,104

Target 2010 Fund	67,891,069

Target 2015 Fund	81,873,363

Target 2020 Fund	407,222,714

Target 2025 Fund	296,688,881

Target 2030 Fund	557,789,478

Target 2035 Fund	266,426,167

Target 2040 Fund	494,022,183

Target 2045 Fund	156,626,929

Target 2050 Fund	221,784,060

Target 2055 Fund	38,663,744

Target 2060 Fund	16,727,127

Notes to financial statements	Target Date Retirement Funds	111

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses.

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg Barclays U.S. Intermediate Government Bond Index, before fees and expenses

Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:

Average daily net assets	Annual fee rate

First $5 billion	0.10%

Next $5 billion	0.09

Over $10 billion	0.08

For the year ended February 28, 2019, the management fee was equivalent to an annual rate of 0.10% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

112	Target Date Retirement Funds	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through June 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 1.40% for Class C shares, 0.90% for Class R shares, 0.34% for Class R4 shares, 0.19% for Class R6 shares, and 0.54% for Administrator Class shares. Prior to or after the commitment period, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended February 28, 2019, Funds Distributor did not receive any contingent deferred sales charges from Class A and Class C shares but received the following amounts in front-end sales charges from Class A shares.

Front-end sales charges Class A
Target Today Fund	$83
Target 2010 Fund	576
Target 2015 Fund	1
Target 2020 Fund	839
Target 2025 Fund	129
Target 2030 Fund	1,446
Target 2035 Fund	1,175
Target 2040 Fund	1,595
Target 2045 Fund	354
Target 2050 Fund	646
Target 2055 Fund	64
Target 2060 Fund	83

Notes to financial statements	Target Date Retirement Funds	113

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2019 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Target Today Fund	$24,806,261	$15,666,579	$43,679,443	$40,578,170
Target 2010 Fund	23,924,488	15,946,484	42,126,819	41,142,689
Target 2015 Fund	26,664,928	20,476,617	46,953,636	52,309,012
Target 2020 Fund	119,595,455	111,740,635	207,250,044	280,921,412
Target 2025 Fund	73,160,891	93,462,296	121,364,357	229,097,141
Target 2030 Fund	111,293,114	196,657,450	178,197,483	469,654,171
Target 2035 Fund	38,848,730	102,644,848	61,321,831	240,734,501
Target 2040 Fund	49,942,440	202,958,548	78,833,000	469,304,725
Target 2045 Fund	11,463,852	67,040,239	18,095,429	153,386,732
Target 2050 Fund	12,477,019	97,092,031	19,694,689	221,094,090
Target 2055 Fund	2,177,419	16,927,026	3,437,006	38,542,840
Target 2060 Fund	940,979	7,323,108	1,485,313	16,675,552

*

The Funds seek to achieve their investment objective by investing all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended February 28, 2019, the Funds had no borrowings under the agreement.

114	Target Date Retirement Funds	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2019 and February 28, 2018 were as follows:

	Ordinary income		Long-term capital gain
	2019	2018	2019	2018

Target Today Fund	$2,598,411	$3,210,367	$3,227,246	$21,866,189

Target 2010 Fund	3,122,464	2,541,334	3,794,995	23,472,509

Target 2015 Fund	4,694,034	5,178,803	9,347,592	40,730,273

Target 2020 Fund	25,139,928	10,314,241	32,600,522	175,651,622

Target 2025 Fund	15,835,434	25,132,049	37,630,549	191,657,345

Target 2030 Fund	33,293,575	19,521,306	53,161,712	267,533,738

Target 2035 Fund	15,806,349	12,573,786	27,806,203	143,315,656

Target 2040 Fund	30,356,656	19,839,429	48,427,730	234,537,502

Target 2045 Fund	10,355,033	7,764,187	16,554,531	88,088,101

Target 2050 Fund	17,429,561	17,758,442	34,354,462	162,789,417

Target 2055 Fund	2,008,124	1,923,969	4,724,436	15,626,136

Target 2060 Fund	505,426	415,289	534,294	0

As of February 28, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Post-October capital losses deferred
Target Today Fund	$176,142	$0	$4,676,487	$(97,494)
Target 2010 Fund	158,553	45,072	17,355,100	(77,720)
Target 2015 Fund	179,377	908,747	9,566,160	(57,822)
Target 2020 Fund	804,500	333,837	32,384,900	(86,634)
Target 2025 Fund	699,488	4,644,477	17,942,251	(182,263)
Target 2030 Fund	1,480,061	3,521,920	38,155,413	(1,373,253)
Target 2035 Fund	571,410	1,615,500	14,119,454	(869,166)
Target 2040 Fund	1,082,090	2,168,632	32,573,015	(1,805,454)
Target 2045 Fund	275,348	102,329	6,289,185	(662,700)
Target 2050 Fund	476,783	2,891,595	18,654,018	(883,266)
Target 2055 Fund	56,525	0	(269,923)	(650,402)
Target 2060 Fund	37,464	0	645,369	(299,107)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended February 28, 2018 were as follows:

	Target Today Fund		Target 2010 Fund		Target 2015 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$412,483	$8,870,366	$187,953	$8,655,601	$98,441	$11,191,360

Class C	1,674	401,845	0	249,868	N/A	N/A

Class R	177	5,559	35	4,533	12	7,178

Class R4	182,104	2,547,004	145,381	3,768,925	317,128	12,859,472

Class R6	574,046	7,082,635	340,903	6,680,637	461,344	16,588,199

Administrator Class	277,497	4,721,166	155,026	5,824,981	45,109	4,340,833

Notes to financial statements	Target Date Retirement Funds	115

	Target 2020 Fund		Target 2025 Fund		Target 2030 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$ 0	$41,303,156	$ 348,843	$52,639,159	$1,855,864	$57,901,010

Class C	0	1,322,016	N/A	N/A	10,136	1,240,637

Class R	0	14,141	0	17,505	0	10,540

Class R4	0	34,593,773	619,432	49,800,926	3,113,644	74,971,882

Class R6	200,250	83,191,827	1,553,316	91,552,573	4,689,422	97,018,861

Administrator Class	0	25,340,700	166,473	20,091,167	1,495,476	44,747,572

	Target 2035 Fund		Target 2040 Fund		Target 2045 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$1,209,510	$38,487,677	$3,254,092	$56,369,644	$967,756	$18,770,371

Class C	N/A	N/A	52,346	1,436,210	N/A	N/A

Class R	1,528	64,873	594	15,994	580	14,045

Class R4	1,943,488	35,345,597	4,267,921	63,455,541	1,591,122	19,751,891

Class R6	3,530,565	62,288,494	5,971,635	80,904,502	3,196,291	41,403,185

Administrator Class	441,333	12,576,377	2,172,663	36,475,789	524,206	9,632,841

	Target 2050 Fund		Target 2055 Fund		Target 2060 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$ 991,962	$21,329,779	$ 151,704	$1,768,722	$12,482	$0

Class C	11,145	455,653	N/A	N/A	1,898	0

Class R	497	12,489	618	8,400	1,634	0

Class R4	3,346,334	52,024,603	531,479	3,583,352	115,508	0

Class R6	4,520,296	67,489,454	1,130,419	9,193,896	214,695	0

Administrator Class	1,531,026	28,834,621	109,749	1,071,766	69,072	0

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

116	Target Date Retirement Funds	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUNDS AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, and Wells Fargo Target 2060 Fund (collectively the Funds), twelve of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 28, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 26, 2019

Other information (unaudited)	Target Date Retirement Funds	117

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2019:

Dividends-received deduction

Target Today Fund	13.06%

Target 2010 Fund	14.07

Target 2015 Fund	12.63

Target 2020 Fund	19.37

Target 2025 Fund	16.09

Target 2030 Fund	24.25

Target 2035 Fund	25.20

Target 2040 Fund	29.14

Target 2045 Fund	30.17

Target 2050 Fund	25.96

Target 2055 Fund	36.82

Target 2060 Fund	42.74

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2019:

20% rate gain distribution

Target Today Fund	$3,227,246

Target 2010 Fund	3,794,995

Target 2015 Fund	9,347,592

Target 2020 Fund	32,600,522

Target 2025 Fund	37,630,549

Target 2030 Fund	53,161,712

Target 2035 Fund	27,806,203

Target 2040 Fund	48,427,730

Target 2045 Fund	16,554,531

Target 2050 Fund	34,354,462

Target 2055 Fund	4,724,436

Target 2060 Fund	534,294

118	Target Date Retirement Funds	Other information (unaudited)

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2019 have been designated as qualified dividend income (QDI):

QDI

Target Today Fund	$649,515

Target 2010 Fund	831,654

Target 2015 Fund	1,130,590

Target 2020 Fund	9,208,105

Target 2025 Fund	4,985,748

Target 2030 Fund	15,957,898

Target 2035 Fund	8,033,461

Target 2040 Fund	18,022,565

Target 2045 Fund	6,432,760

Target 2050 Fund	9,459,047

Target 2055 Fund	1,557,253

Target 2060 Fund	451,590

For the fiscal year ended February 28, 2019, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends

Target Today Fund	$1,792,672

Target 2010 Fund	1,813,221

Target 2015 Fund	1,813,394

Target 2020 Fund	10,506,035

Target 2025 Fund	5,090,788

Target 2030 Fund	7,599,311

Target 2035 Fund	2,396,554

Target 2040 Fund	3,157,999

Target 2045 Fund	783,050

Target 2050 Fund	1,027,748

Target 2055 Fund	209,657

Target 2060 Fund	62,032

Other information (unaudited)	Target Date Retirement Funds	119

For the fiscal year ended February 28, 2019, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends

Target Today Fund	$0

Target 2010 Fund	432,680

Target 2015 Fund	1,676,363

Target 2020 Fund	7,108,017

Target 2025 Fund	6,154,124

Target 2030 Fund	14,338,441

Target 2035 Fund	7,288,943

Target 2040 Fund	14,741,697

Target 2045 Fund	5,015,354

Target 2050 Fund	9,235,352

Target 2055 Fund	266,360

Target 2060 Fund	0

For the fiscal year ended February 28, 2019, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

Target Today Fund	17.95%

Target 2010 Fund	14.90

Target 2015 Fund	10.37

Target 2020 Fund	9.95

Target 2025 Fund	6.74

Target 2030 Fund	4.78

Target 2035 Fund	3.25

Target 2040 Fund	2.22

Target 2045 Fund	1.60

Target 2050 Fund	1.20

Target 2055 Fund	2.22

Target 2060 Fund	2.62

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wfam.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

120	Target Date Retirement Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Target Date Retirement Funds	121

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

122	Target Date Retirement Funds	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Target Date Retirement Funds	123

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

124	Target Date Retirement Funds	Appendix B (unaudited)

On February 28, 2019, the Wells Fargo Target Blended Indexes were composed of the following indexes:

	Wells Fargo Target Today Blended Index	Wells Fargo Target 2010 Blended Index	Wells Fargo Target 2015 Blended Index	Wells Fargo Target 2020 Blended Index	Wells Fargo Target 2025 Blended Index

Bloomberg Barclays U.S. Aggregate ex-Corporate Index	34.50%	33.49%	31.03%	28.38%	25.12%

Bloomberg Barclays U.S. Government Intermediate Bond Index	5.83%	5.67%	5.25%	4.00%	1.77%

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.83%	5.67%	5.25%	4.00%	1.77%

JP Morgan EMBI Global Diversified Index	2.94%	2.86%	2.65%	2.41%	2.12%

Wells Fargo Factor Enhanced Emerging Markets Index (Net)	2.22%	2.37%	2.74%	3.36%	4.39%

Wells Fargo Factor Enhanced International Index (Net)	7.41%	7.90%	9.14%	11.19%	14.61%

Wells Fargo Factor Enhanced Large Cap Index	14.31%	15.26%	17.65%	21.17%	26.48%

Wells Fargo Factor Enhanced Small Cap Index	3.57%	3.81%	4.40%	5.30%	6.64%

Wells Fargo U.S. High Yield Bond Index	2.94%	2.86%	2.65%	2.41%	2.12%

Wells Fargo U.S. Investment Grade Corporate Bond Index	17.95%	17.44%	16.16%	14.78%	13.08%

Wells Fargo U.S. REIT Index	2.50%	2.67%	3.08%	3.00%	1.90%

Average annual total returns (%) as of February 28, 2019

	1 year	5 year	10 year
Bloomberg Barclays U.S. Aggregate ex-Corporate Index[1]	3.36	–	–
Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	3.07	1.33	2.02
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	2.20	1.10	3.05
JP Morgan EMBI Global Diversified Index[4]	3.05	5.43	8.76
Wells Fargo Factor Enhanced Emerging Markets Index (Net)[5]*	-10.60	–	–
Wells Fargo Factor Enhanced International Index (Net)[6]*	-2.81	–	–
Wells Fargo Factor Enhanced Large Cap Index[7]*	8.11	–	–
Wells Fargo Factor Enhanced Small Cap Index[8]*	7.57	–	–
Wells Fargo U.S. High Yield Bond Index[9]*	3.89	–	–
Wells Fargo U.S. Investment Grade Corporate Bond Index[10]*	2.50	–	–
Wells Fargo U.S. REIT Index[11]**	19.82	–	–

*	The inception date of the index is April 2017.

**	The inception date of the index is March 2017.

[1]

The Bloomberg Barclays U.S. Aggregate ex-Corporate Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

[2]

The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[3]

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

[4]

The J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

Appendix B (unaudited)	Target Date Retirement Funds	125

Wells Fargo Target 2030 Blended Index	Wells Fargo Target 2035 Blended Index	Wells Fargo Target 2040 Blended Index	Wells Fargo Target 2045 Blended Index	Wells Fargo Target 2050 Blended Index	Wells Fargo Target 2055 Blended Index	Wells Fargo Target 2060 Blended Index

0.40%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

0.40%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

20.84%	15.39%	10.66%	7.71%	5.92%	5.92%	5.92%

1.75%	1.30%	0.90%	0.65%	0.50%	0.50%	0.50%

5.46%	6.53%	7.41%	7.95%	8.28%	8.28%	8.28%

18.61%	21.91%	24.74%	26.59%	27.72%	27.72%	27.72%

31.74%	36.45%	39.88%	41.96%	43.20%	43.20%	43.20%

7.70%	9.11%	9.97%	10.49%	10.80%	10.80%	10.80%

1.75%	1.30%	0.90%	0.65%	0.50%	0.50%	0.50%

10.85%	8.01%	5.54%	4.00%	3.08%	3.08%	3.08%

0.50%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

[6]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the U.S. and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[7]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[8]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[9]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.

[10]

The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[11]

The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

321620 04-19 AOUTLD/AR003 02-19

Annual Report

February 28, 2019

Target Date Retirement Funds

∎	Wells Fargo Dynamic Target Today Fund

∎	Wells Fargo Dynamic Target 2015 Fund

∎	Wells Fargo Dynamic Target 2020 Fund

∎	Wells Fargo Dynamic Target 2025 Fund

∎	Wells Fargo Dynamic Target 2030 Fund

∎	Wells Fargo Dynamic Target 2035 Fund

∎	Wells Fargo Dynamic Target 2040 Fund

∎	Wells Fargo Dynamic Target 2045 Fund

∎	Wells Fargo Dynamic Target 2050 Fund

∎	Wells Fargo Dynamic Target 2055 Fund

∎	Wells Fargo Dynamic Target 2060 Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of February 28, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Target Date Retirement Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the reporting period.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Dynamic Target Date Funds for the nine-month period that ended February 28, 2019. We are reporting on an nine-month basis at this time because the fiscal year end of the Funds changed from May 31 to February 28, effective February 28, 2019. An upward trend for short-term interest rates, inflation concerns, trade tensions, and geopolitical events contributed to investment market volatility throughout the nine-month period.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 4.48% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 4.06%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 4.38%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 2.55% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 0.75%. The Bloomberg Barclays Municipal Bond Index6 added 2.94%, and the ICE BofAML U.S. High Yield Index7 gained 4.23%.

A move to normalize U.S. monetary policy influenced markets.

During second half of 2018, the U.S. Federal Reserve (Fed) continued to normalize accommodative monetary policies in place since the 2008 global financial crisis and recession. The Fed raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June 2018. Short-term interest rates, as measured by U.S. Treasury bills—maturities ranging from 3 to 12 months—increased an average of 47 bps during the nine-month reporting period. In contrast, rates for 10-year Treasury fell 16 bps during the same period and the 30-year Treasury rate increased just 5 bps. Lagging long-term rates raised concerns for an inverted or flattening yield curve, sometimes associated with recessions. The Bank of England (BOE) indicated a bias to increase rates later in 2018. The European Central Bank, the Bank of Japan, and the People’s Bank of China (PBOC) maintained low interest rates.

Global trade tensions escalated during the reporting period. A tit-for-tat tariff spat intensified between the U.S. and other governments. While third quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, lower than the prior quarter, job creation and hiring continued to improve at a brisk pace. Unemployment declined. Consumer confidence and spending increased.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Target Date Retirement Funds	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®8 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September 2018. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The BOE raised its monetary policy rate to 0.75% in August. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Brexit efforts stalled ahead of the March 2019 deadline. The PBOC cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX9.

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Labor Department said that the economy created just 20,000 jobs in February. In a February report, the BOE forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors.

[8]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of savings and spending. You cannot invest directly in an index.

[9]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Target Date Retirement Funds	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Target Date Retirement Funds	Performance highlights (unaudited)

Wells Fargo Dynamic Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target allocation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Funds will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Funds are exposed to foreign investment risk, mortgage- and asset-backed securities risk, new fund risk, regulatory risk, and smaller-company investment risk. Consult the Funds’ prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Performance highlights (unaudited)	Target Date Retirement Funds	7

Dynamic Target Today Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDYAX)	11-30-2015	-2.51	3.27	3.45	5.17		4.79	0.68

Class C (WDYCX)	11-30-2015	1.70	4.41	2.70	4.41		5.54	1.43

Class R4 (WDYYX)	11-30-2015	–	–	3.81	5.49		4.51	0.37

Class R6 (WDYZX)	11-30-2015	–	–	3.87	5.64		4.36	0.22

S&P Target Date Retirement Income Index[3]	–	–	–	2.22	4.33	*	–	–

Wells Fargo Dynamic Target Today Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 8.

8	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target Today Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	29.61

Wells Fargo Factor Enhanced Large Cap Portfolio	19.64

Wells Fargo Investment Grade Corporate Bond Portfolio	15.42

Wells Fargo Factor Enhanced International Portfolio	10.11

Wells Fargo Strategic Retirement Bond Portfolio	10.02

Wells Fargo Factor Enhanced Small Cap Portfolio	4.88

Wells Fargo U.S. REIT Portfolio	3.33

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.96

Wells Fargo High Yield Corporate Bond Portfolio	2.56

Wells Fargo Emerging Markets Bond Portfolio	2.55

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	40	40

Fixed Income	58	60

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.29	4.98%	0.97

Class C	1.29	5.00%	0.97

Class R4	1.29	5.00%	0.97

Class R6	1.29	4.99%	0.97

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.45% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date Retirement Income Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date Retirement Income Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	9

Dynamic Target 2015 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTAX)	11-30-2015	-2.63	4.17	3.27	6.08		4.56	0.68

Class C (WDTCX)	11-30-2015	1.56	5.28	2.56	5.28		5.31	1.43

Class R4 (WDTYX)	11-30-2015	–	–	3.68	6.41		4.28	0.37

Class R6 (WDTZX)	11-30-2015	–	–	3.75	6.57		4.13	0.22

S&P Target Date 2015 Index[3]	–	–	–	2.25	5.56	*	–	–

Wells Fargo Dynamic Target 2015 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 10.

10	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2015 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	24.86

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	24.27

Wells Fargo Factor Enhanced International Portfolio	12.75

Wells Fargo Investment Grade Corporate Bond Portfolio	12.65

Wells Fargo Strategic Retirement Bond Portfolio	8.23

Wells Fargo Factor Enhanced Small Cap Portfolio	6.24

Wells Fargo U.S. REIT Portfolio	4.20

Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.72

Wells Fargo High Yield Corporate Bond Portfolio	2.10

Wells Fargo Emerging Markets Bond Portfolio	2.09

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	51	51

Fixed Income	47	49

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.18	6.13%	0.98

Class C	1.17	6.08%	0.98

Class R4	1.17	6.09%	0.98

Class R6	1.18	6.13%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2015 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2015 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	11

Dynamic Target 2020 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTDX)	11-30-2015	-2.35	4.96	3.60	6.89		4.39	0.68

Class C (WDTEX)	11-30-2015	1.72	6.07	2.72	6.07		5.14	1.43

Class R4 (WDTGX)	11-30-2015	–	–	3.96	7.22		4.11	0.37

Class R6 (WDTHX)	11-30-2015	–	–	4.02	7.37		3.96	0.22

S&P Target Date 2020 Index[3]	–	–	–	2.18	6.12	*	–	–

Wells Fargo Dynamic Target 2020 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 12.

12	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2020 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	28.76

Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio	20.83

Wells Fargo Factor Enhanced International Portfolio	15.18

Wells Fargo U.S. Investment Grade Corporate Bond Portfolio	10.85

Wells Fargo Factor Enhanced Small Cap Portfolio	7.22

Wells Fargo Strategic Retirement Bond Portfolio	5.88

Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.47

Wells Fargo U.S. REIT Portfolio	3.98

Wells Fargo U.S. High Yield Bond Portfolio	1.79

Wells Fargo Emerging Markets Bond Portfolio	1.79

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	59	59

Fixed Income	39	41

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.16	6.77%	0.98

Class R	1.16	6.75%	0.98

Class R4	1.16	6.77%	0.98

Class R6	1.16	6.80%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2020 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2020 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	13

Dynamic Target 2025 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTIX)	11-30-2015	-2.87	5.41	3.03	7.35		4.59	0.68

Class C (WDTJX)	11-30-2015	1.26	6.53	2.26	6.53		5.34	1.43

Class R4 (WDTLX)	11-30-2015	–	–	3.23	7.63		4.31	0.37

Class R6 (WDTMX)	11-30-2015	–	–	3.50	7.81		4.16	0.22

S&P Target Date 2025 Index[3]	–	–	–	1.99	6.75	*	–	–

Wells Fargo Dynamic Target 2025 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 14.

14	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2025 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	34.54

Wells Fargo Factor Enhanced International Portfolio	18.90

Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio	17.11

Wells Fargo U.S. Investment Grade Corporate Bond Portfolio	8.91

Wells Fargo Factor Enhanced Small Cap Portfolio	8.69

Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.63

Wells Fargo U.S. REIT Portfolio	2.47

Wells Fargo Strategic Retirement Bond Portfolio	2.41

Wells Fargo U.S. High Yield Bond Portfolio	1.46

Wells Fargo Emerging Markets Bond Portfolio	1.46

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	69	69

Fixed Income	29	31

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.13	7.62%	0.98

Class R	1.14	7.66%	0.98

Class R4	1.13	7.59%	0.98

Class R6	1.13	7.61%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2025 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2025 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	15

Dynamic Target 2030 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTNX)	11-30-2015	-2.66	6.07	3.26	8.02		4.66	0.68

Class C (WDTOX)	11-30-2015	1.41	7.17	2.41	7.17		5.41	1.43

Class R4 (WDTQX)	11-30-2015	–	–	3.55	8.32		4.38	0.37

Class R6 (WDTSX)	11-30-2015	–	–	3.62	8.47		4.23	0.22

S&P Target Date 2030 Index[3]	–	–	–	1.78	7.32	*	–	–

Wells Fargo Dynamic Target 2030 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 16.

16	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2030 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	39.33

Wells Fargo Factor Enhanced International Portfolio	22.74

Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio	13.30

Wells Fargo Factor Enhanced Small Cap Portfolio	9.66

Wells Fargo U.S. Investment Grade Corporate Bond Portfolio	6.93

Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.53

Wells Fargo U.S. High Yield Bond Portfolio	1.13

Wells Fargo Emerging Markets Bond Portfolio	1.13

Wells Fargo U.S. REIT Portfolio	0.60

Wells Fargo Strategic Retirement Bond Portfolio	0.51

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	77	77

Fixed Income	21	23

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.07	8.24%	0.98

Class R	1.07	8.25%	0.98

Class R4	1.08	8.27%	0.98

Class R6	1.08	8.30%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2030 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2030 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	17

Dynamic Target 2035 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WDTTX)	11-30-2015	-2.56	6.59	3.39	8.55		4.79	0.68

Class C (WDCTX)	11-30-2015	1.64	7.72	2.64	7.72		5.54	1.43

Class R4 (WDTVX)	11-30-2015	–	–	3.69	8.87		4.51	0.37

Class R6 (WDTWX)	11-30-2015	–	–	3.85	9.02		4.36	0.22

S&P Target Date 2035 Index[3]	–	–	–	1.51	7.86	*	–	–

Wells Fargo Dynamic Target 2035 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 18.

18	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2035 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	41.60

Wells Fargo Factor Enhanced International Portfolio	24.80

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	10.66

Wells Fargo Factor Enhanced Small Cap Portfolio	10.44

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.23

Wells Fargo Investment Grade Corporate Bond Portfolio	5.55

Wells Fargo High Yield Corporate Bond Portfolio	0.91

Wells Fargo Emerging Markets Bond Portfolio	0.91

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	82	82

Fixed Income	16	18

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.03	8.81%	0.98

Class C	1.02	8.77%	0.98

Class R4	1.03	8.78%	0.98

Class R6	1.02	8.73%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2035 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2035 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	19

Dynamic Target 2040 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDAX)	11-30-2015	-2.75	6.73	3.15	8.70		4.42	0.68

Class C (WTDCX)	11-30-2015	1.38	7.90	2.38	7.90		5.17	1.43

Class R4 (WTDEX)	11-30-2015	–	–	3.41	9.04		4.14	0.37

Class R6 (WTDFX)	11-30-2015	–	–	3.68	9.22		3.99	0.22

S&P Target Date 2040 Index[3]	–	–	–	1.37	8.23	*	–	–

Wells Fargo Dynamic Target 2040 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 20.

20	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2040 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	42.99

Wells Fargo Factor Enhanced International Portfolio	26.48

Wells Fargo Factor Enhanced Small Cap Portfolio	10.75

Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.76

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	7.73

Wells Fargo Investment Grade Corporate Bond Portfolio	4.02

Wells Fargo High Yield Corporate Bond Portfolio	0.66

Wells Fargo Emerging Markets Bond Portfolio	0.66

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	87	87

Fixed Income	11	13

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.00	9.14%	0.98

Class C	1.00	9.17%	0.98

Class R4	1.00	9.17%	0.98

Class R6	1.01	9.17%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2040 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2040 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	21

Dynamic Target 2045 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDGX)	11-30-2015	-3.05	6.88	2.89	8.84		4.57	0.68

Class C (WTDHX)	11-30-2015	1.14	8.01	2.14	8.01		5.32	1.43

Class R4 (WTDJX)	11-30-2015	–	–	3.16	9.15		4.29	0.37

Class R6 (WTDKX)	11-30-2015	–	–	3.32	9.32		4.14	0.22

S&P Target Date 2045 Index[3]	–	–	–	1.21	8.46	*	–	–

Wells Fargo Dynamic Target 2045 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 22.

22	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2045 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	45.23

Wells Fargo Factor Enhanced International Portfolio	28.41

Wells Fargo Factor Enhanced Small Cap Portfolio	11.35

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.30

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.70

Wells Fargo Investment Grade Corporate Bond Portfolio	2.45

Wells Fargo High Yield Corporate Bond Portfolio	0.40

Wells Fargo Emerging Markets Bond Portfolio	0.40

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	92	92

Fixed Income	6	8

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	1.01	9.49%	0.98

Class C	1.00	9.47%	0.98

Class R4	1.00	9.43%	0.98

Class R6	1.00	9.41%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2045 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2045 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	23

Dynamic Target 2050 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDLX)	11-30-2015	-3.21	6.83	2.72	8.80		4.75	0.68

Class C (WTDMX)	11-30-2015	0.94	7.97	1.94	7.97		5.50	1.43

Class R4 (WTDOX)	11-30-2015	–	–	3.02	9.12		4.47	0.37

Class R6 (WTDPX)	11-30-2015	–	–	3.09	9.27		4.32	0.22

S&P Target Date 2050 Index[3]	–	–	–	1.15	8.66	*	–	–

Wells Fargo Dynamic Target 2050 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 24.

24	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2050 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	46.71

Wells Fargo Factor Enhanced International Portfolio	29.58

Wells Fargo Factor Enhanced Small Cap Portfolio	11.71

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.63

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.95

Wells Fargo Investment Grade Corporate Bond Portfolio	1.54

Wells Fargo High Yield Corporate Bond Portfolio	0.25

Wells Fargo Emerging Markets Bond Portfolio	0.25

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	95	95

Fixed Income	3	5

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.99	9.61%	0.98

Class C	0.99	9.59%	0.98

Class R4	0.98	9.54%	0.98

Class R6	0.99	9.58%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2050 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2050 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	25

Dynamic Target 2055 Fund

Average annual total returns (%) as of February 28, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WTDQX)	11-30-2015	-3.20	6.82	2.72	8.79		4.66	0.68

Class C (WTDRX)	11-30-2015	0.86	7.96	1.86	7.96		5.41	1.43

Class R4 (WTDTX)	11-30-2015	–	–	3.02	9.11		4.38	0.37

Class R6 (WTDUX)	11-30-2015	–	–	3.13	9.27		4.23	0.22

S&P Target Date 2055 Index[3]	–	–	–	1.09	8.79	*	–	–

Wells Fargo Dynamic Target 2055 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 26.

26	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2055 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	46.55

Wells Fargo Factor Enhanced International Portfolio	29.48

Wells Fargo Factor Enhanced Small Cap Portfolio	11.67

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.60

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.94

Wells Fargo Investment Grade Corporate Bond Portfolio	1.53

Wells Fargo High Yield Corporate Bond Portfolio	0.25

Wells Fargo Emerging Markets Bond Portfolio	0.25

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	95	95

Fixed Income	3	5

Effective Cash	2	0

Volatility metrics as of February 28, 2019[8]
	Beta[9]	Standard deviation[10]	R-squared[11]

Class A	0.98	9.57%	0.98

Class C	0.98	9.57%	0.98

Class R4	0.98	9.58%	0.98

Class R6	0.98	9.57%	0.98

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2055 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]	These metrics show the degree and timing of the Fund’s fluctuations compared to S&P Target Date 2055 Index over 36 months.

[9]

Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison with a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

[10]

Standard deviation is the square root of the sum of squared deviations from the mean. It is often used as a measure of volatility, variability, or risk. Standard deviation is based on historical performance and does not represent future results.

[11]

R-squared (R2) is a statistical measure that reflects the percentage of a fund’s movements that can be explained by movements in its benchmark index. The measure ranges from 0.0, which means that the fund’s performance bears no relationship to the performance of the index, to 1.0, which means that the fund’s performance was perfectly synchronized with the performance of the benchmark. R2 is based on historical performance and does not represent future results.

Performance highlights (unaudited)	Target Date Retirement Funds	27

Dynamic Target 2060 Fund

Average annual total returns (%) as of February 28, 2019

		Including Sales Charge		Excluding Sales Charge			Expense ratio[1] (%)
	Inception date	1 year	Since Inception	1 year	Since Inception		Gross	Net[2]

Class A (WTDVX)	11-30-2015	-3.18	6.87	2.75	8.84		4.72	0.68

Class C (WTDWX)	11-30-2015	0.87	8.01	1.87	8.01		5.47	1.43

Class R4 (WTDZX)	11-30-2015	–	–	2.95	9.16		4.44	0.37

Class R6 (WTSZX)	11-30-2015	–	–	3.21	9.34		4.29	0.22

S&P Target Date 2055 Index[3]	–	–	–	1.09	8.79	*	–	–

S&P Target Date 2060+ Index[3]**	–	–	–	1.13	–		–	–

Wells Fargo Dynamic Target 2060 Blended Index[4]	–	–	–	–	–		–	–
*	Return is based on the inception date of the Fund’s classes.
**	The inception date of the index is May 31, 2016.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of February 28, 2019[5]

Please see footnotes on page 28.

28	Target Date Retirement Funds	Performance highlights (unaudited)

Dynamic Target 2060 Fund (continued)

Holdings (%) as of February 28, 2019[6]

Wells Fargo Factor Enhanced Large Cap Portfolio	46.70

Wells Fargo Factor Enhanced International Portfolio	29.55

Wells Fargo Factor Enhanced Small Cap Portfolio	11.71

Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.62

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.95

Wells Fargo Investment Grade Corporate Bond Portfolio	1.53

Wells Fargo High Yield Corporate Bond Portfolio	0.25

Wells Fargo Emerging Markets Bond Portfolio	0.25

Allocations (%) as of February 28, 2019
	Effective allocation[7]	Neutral allocation

Equity	95	95

Fixed Income	3	5

Effective Cash	2	0

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[2]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The S&P Target Date Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. This index is representative of the investment opportunity available to investors for the target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. You cannot invest directly in an index.

[4]

Source: Wells Fargo Funds Management, LLC. The Wells Fargo Dynamic Target Blended Index is designed as a benchmark for multi-asset class portfolios with risk profiles that become more conservative over time, corresponding to the target retirement date. The index weightings among the major asset classes are adjusted annually. The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix B for additional information. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the S&P Target Date 2060+ Index. The performance shown for the S&P Target Date 2060+ Index represents the returns of the S&P Target Date 2055 Index from 11/30/2015 to 4/30/2016 and the S&P Target Date 2060+ Index from 5/1/2016 (index inception date) through period end. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Target Date Retirement Funds	29

MANAGER’S DISCUSSION

Highlights

The Wells Fargo Dynamic Target Date Funds seek to manage the asset allocation and risk profile of multi-asset-class funds for investors as they save for their target retirement date. The strategic asset allocations are designed with the goal of providing high levels of diversification across equity and fixed-income investments. Our approach to portfolio construction helps investors make more aggressive allocations when they may be most beneficial while remaining diversified to manage risks during bear markets. In September 2018, we introduced a number of factor-based equity strategies and passively managed fixed-income strategies into the Funds. The results over the period have contributed positively to performance.

The portfolio management team employs three levers as it seeks to manage investment risk.

The Dynamic Target Date Funds portfolio management team incorporates three levers as it seeks to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation, a futures overlay, uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Wells Fargo Multi-Asset Solutions team. Volatility management reduces exposure to risk assets in high-volatility markets and adds risk assets in low-volatility markets. Tail risk management uses institutional hedging techniques in an effort to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Together, volatility management and tail risk management comprise the Funds’ Dynamic Risk Hedging (DRH) strategy.

During the period, tactical asset allocation benefited all Funds and DRH reduced the Funds’ volatility.

This report is for a nine-month period from May 31, 2018, through February 28, 2019, reflecting a change in the annual fiscal year-end for the Dynamic Target Date Funds. For the nine-month period that ended February 28, 2019, each Wells Fargo Dynamic Target Date Fund posted positive returns before expenses. The near-dated Funds generated slightly higher absolute returns due to their higher fixed-income allocations.

Eleven funds—each offering four share classes, including two classes with sales charges—comprise the Dynamic Target Date Funds series. For the nine-month period that ended February 28, 2019, all classes of the Dynamic Target Date Funds outperformed their S&P Target Date Indices before sales charges. In general, the benchmark relative performance tended to be higher for the longer-dated Funds. Those Funds have a higher allocation to equity investments, which tended to outperform over this period. As a whole, the Funds’ underlying allocations contributed positively to performance. Domestic assets, both stocks and bonds, tended to have stronger performance than did foreign stocks and bonds.

Over the period, tactical asset allocation activities executed within the Funds contributed positively to performance. Based upon market optimism and our belief that interest rates were going to rise, the Funds started the period with a short position in 10-year U.S. Treasuries futures contracts and a long position in S&P 500 Index1 futures. The Treasury futures position was closed out in October; it was reestablished in late December and remained in effect until the end of the period. The long S&P 500 position was trimmed in September. Near the market lows in December, we increased the size of the position and realized gains in the first week of February 2019

The DRH overlay detracted from performance during the period. This is expected during periods of market declines that are not of an extended duration. During the period of heightened market volatility in December 2018, the DRH overlay was hedged as much as 22.9% of the portfolios’ equity exposures.

Global macroeconomic conditions continue to be supportive for slow growth.

Risky assets experienced significant volatility late in 2018 but managed a significant rebound in January and February 2019. Our view is that while growth in 2019 may slow from its near 3% pace in 2018, it is unlikely that we will see a recession in the U.S. over the next year. As with most things, our view on this could change with the data and we continue to vigilantly monitor the situation. The fundamentals are in place for continued, yet slower, economic growth. Corporate earnings in the U.S. are quite sound. We anticipate receiving reports of strong consumer spending in the fourth quarter, which should prove to be just what the economy needs to extend growth.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

30	Target Date Retirement Funds	Fund expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2018 to February 28, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Target Today Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,008.35	$2.96	0.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	$2.97	0.59%
Class C

Actual	$1,000.00	$1,005.48	$6.68	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.13	$6.72	1.34%
Class R4

Actual	$1,000.00	$1,010.84	$1.48	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.32	$1.49	0.30%
Class R6

Actual	$1,000.00	$1,010.62	$0.74	0.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.06	$0.74	0.15%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Target Date Retirement Funds	31

Dynamic Target 2015 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,003.65	$3.01	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.04	0.61%
Class C

Actual	$1,000.00	$1,000.09	$6.71	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.08	$6.77	1.35%
Class R4

Actual	$1,000.00	$1,005.78	$1.51	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.52	0.30%
Class R6

Actual	$1,000.00	$1,005.65	$0.77	0.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.03	$0.77	0.15%
Dynamic Target 2020 Fund
Class A

Actual	$1,000.00	$1,002.77	$2.96	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.84	$2.99	0.60%
Class C

Actual	$1,000.00	$1,004.84	$6.74	1.36%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.78	1.36%
Class R4

Actual	$1,000.00	$1,004.52	$1.52	0.31%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.28	$1.53	0.31%
Class R6

Actual	$1,000.00	$1,004.32	$0.78	0.16%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.02	$0.79	0.16%
Dynamic Target 2025 Fund
Class A

Actual	$1,000.00	$994.42	$2.92	0.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96	0.59%
Class C

Actual	$1,000.00	$991.10	$6.63	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.13	$6.72	1.34%
Class R4

Actual	$1,000.00	$995.61	$1.45	0.29%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.47	0.29%
Class R6

Actual	$1,000.00	$996.46	$0.71	0.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$0.72	0.14%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

32	Target Date Retirement Funds	Fund expenses (unaudited)

Dynamic Target 2030 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$992.92	$2.90	0.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$2.94	0.59%
Class C

Actual	$1,000.00	$994.32	$6.54	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.62	1.32%
Class R4

Actual	$1,000.00	$994.15	$1.43	0.29%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Class R6

Actual	$1,000.00	$994.04	$0.69	0.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70	0.14%
Dynamic Target 2035 Fund
Class A

Actual	$1,000.00	$991.32	$2.86	0.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.90	0.58%
Class C

Actual	$1,000.00	$987.28	$6.56	1.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.19	$6.67	1.33%
Class R4

Actual	$1,000.00	$992.70	$1.40	0.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	$1.42	0.28%
Class R6

Actual	$1,000.00	$993.43	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$0.67	0.13%
Dynamic Target 2040 Fund
Class A

Actual	$1,000.00	$986.80	$3.08	0.63%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.14	0.63%
Class C

Actual	$1,000.00	$983.51	$6.76	1.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.98	$6.88	1.37%
Class R4

Actual	$1,000.00	$989.90	$1.60	0.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.18	$1.63	0.32%
Class R6

Actual	$1,000.00	$989.63	$0.87	0.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.88	0.18%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Target Date Retirement Funds	33

Dynamic Target 2045 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$984.50	$2.93	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.84	$2.99	0.60%
Class C

Actual	$1,000.00	$980.51	$6.61	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.12	$6.74	1.35%
Class R4

Actual	$1,000.00	$984.84	$1.46	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.32	$1.49	0.30%
Class R6

Actual	$1,000.00	$986.35	$0.73	0.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.06	$0.74	0.15%
Dynamic Target 2050 Fund
Class A

Actual	$1,000.00	$982.06	$2.81	0.57%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$2.87	0.57%
Class C

Actual	$1,000.00	$984.03	$6.50	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.24	$6.61	1.32%
Class R4

Actual	$1,000.00	$983.48	$1.34	0.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	$1.36	0.27%
Class R6

Actual	$1,000.00	$983.44	$0.61	0.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.62	0.12%
Dynamic Target 2055 Fund
Class A

Actual	$1,000.00	$981.33	$2.95	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C

Actual	$1,000.00	$977.79	$6.60	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.12	$6.73	1.35%
Class R4

Actual	$1,000.00	$982.63	$1.45	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.33	$1.48	0.30%
Class R6

Actual	$1,000.00	$983.78	$0.72	0.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$0.74	0.15%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

34	Target Date Retirement Funds	Fund expenses (unaudited)

Dynamic Target 2060 Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$981.56	$2.75	0.56%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81	0.56%
Class C

Actual	$1,000.00	$977.10	$6.49	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.62	1.32%
Class R4

Actual	$1,000.00	$982.81	$1.35	0.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.37	0.27%
Class R6

Actual	$1,000.00	$983.78	$0.61	0.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.63	0.12%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	35

DYNAMIC TARGET TODAY FUND

Security name				Value

Investment Companies: 101.07%

Affiliated Master Portfolios: 101.07%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,596,119

Wells Fargo Emerging Markets Bond Portfolio				137,435

Wells Fargo Factor Enhanced Emerging Markets Portfolio				159,614

Wells Fargo Factor Enhanced International Portfolio				545,009

Wells Fargo Factor Enhanced Large Cap Portfolio				1,058,699

Wells Fargo Factor Enhanced Small Cap Portfolio				262,968

Wells Fargo High Yield Corporate Bond Portfolio				137,986

Wells Fargo Investment Grade Corporate Bond Portfolio				831,045

Wells Fargo Strategic Retirement Bond Portfolio				540,283

Wells Fargo U.S. REIT Portfolio				179,554

Total Investment Companies (Cost $5,275,279)				5,448,712

	Yield	Maturity date	Principal
U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total U.S. Treasury Securities (Cost $4,989)				4,989

Total investments in securities (Cost $5,280,268)	101.16%	5,453,701

Other assets and liabilities, net	(1.16)	(62,818)

Total net assets	100.00%	$5,390,883

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

36	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET TODAY FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	31,153	1,797	32,950	0	$9,449	$(17,018)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	66,050	1,382	67,432	0	(7,359)	6,030	3,884	0
Wells Fargo Strategic Income Fund Institutional Class *	60,363	2,197	62,560	0	19,431	(19,397)	6,303	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	18,777	968	19,745	0	32,327	(31,542)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	9,926	948	10,874	0	11,885	(18,625)	1,515	0
Wells Fargo Endeavor Select Fund Institutional Class *	14,233	0	14,233	0	8,932	4,571	0	0
Wells Fargo Enterprise Fund Class R6 *†	1,898	0	1,898	0	22,356	(13,873)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	7,673	0	7,673	0	3,854	4,570	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	9,398	0	9,398	0	14,786	(1,941)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	2,691	0	2,691	0	17,244	(10,791)	0	0

								0	0.00

					$132,905	$(98,016)	$11,702	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	37

DYNAMIC TARGET TODAY FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.26%	$20,366	$6,984	$18,167	$0	$282	$1,596,119
Wells Fargo C&B Large Cap Value Portfolio *	0.02		0.00	1,381	5,484	0	540	14	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(5,125)	(2,703)	7,181	0	79	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.31	(95)	3,601	3,346	0	25	137,435
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.06	(4,097)	1,472	7	1,272	45	159,614
Wells Fargo Factor Enhanced International Portfolio	0.00		0.08	(55,625)	24,285	14	5,029	145	545,009
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.09	(79,065)	61,959	35	8,607	305	1,058,699
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.09	(30,816)	9,761	10	916	93	262,968
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.16	(1,180)	(670)	3,799	0	17	137,986
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.32	(3,303)	8,137	14,629	0	71	831,045
Wells Fargo Large Company Value Portfolio *	0.15		0.00	2,524	2,916	0	644	11	0
Wells Fargo Real Return Portfolio*	0.22		0.00	(155)	(2,625)	2,961	393	37	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	3,260	1,660	0	109	22	0
Wells Fargo Small Company Value Portfolio *	0.04		0.00	(967)	1,922	0	241	22	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.74	(101)	7,995	2,261	0	41	540,283
Wells Fargo U.S. REIT Portfolio	0.00		0.41	2,804	3,309	0	767	10	179,554

				$(150,194)	$133,487	$52,410	$18,518	$1,219	$5,448,712	101.07%

*	No longer held at the end of the period
**	The amount owned is less than 0.005%

The accompanying notes are an integral part of these financial statements.

38	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2015 FUND

Security name				Value

Investment Companies: 101.10%

Affiliated Master Portfolios: 101.10%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,294,679

Wells Fargo Emerging Markets Bond Portfolio				111,602

Wells Fargo Factor Enhanced Emerging Markets Portfolio				198,375

Wells Fargo Factor Enhanced International Portfolio				679,960

Wells Fargo Factor Enhanced Large Cap Portfolio				1,326,201

Wells Fargo Factor Enhanced Small Cap Portfolio				332,648

Wells Fargo High Yield Corporate Bond Portfolio				112,071

Wells Fargo Investment Grade Corporate Bond Portfolio				674,670

Wells Fargo Strategic Retirement Bond Portfolio				438,791

Wells Fargo U.S. REIT Portfolio				223,744

Total Investment Companies (Cost $5,169,278)				5,392,741

	Yield	Maturity date	Principal
U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total U.S. Treasury Securities (Cost $4,989)				4,989

Total investments in securities (Cost $5,174,267)	101.19%	5,397,730

Other assets and liabilities, net	(1.19)	(63,631)

Total net assets	100.00%	$5,334,099

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	39

DYNAMIC TARGET 2015 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	25,533	1,789	27,322	0	$6,709	$(12,947)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	54,017	1,750	55,767	0	(5,903)	4,817	3,198	0
Wells Fargo Strategic Income Fund Institutional Class *	49,403	2,367	51,770	0	15,306	(15,284)	5,190	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	26,323	1,307	27,630	0	47,037	(46,033)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	13,894	1,306	15,200	0	16,766	(26,300)	2,112	0
Wells Fargo Endeavor Select Fund Institutional Class *	20,172	0	20,172	0	18,005	1,025	0	0
Wells Fargo Enterprise Fund Class R6 *†	2,663	0	2,663	0	33,522	(21,667)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	10,817	0	10,817	0	5,706	6,127	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	13,316	43	13,359	0	22,857	(4,724)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	3,750	0	3,750	0	25,112	(16,130)	0	0

								0	0.00

					$185,117	$(131,116)	$10,500	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

40	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2015 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.21%	$16,223	$5,441	$14,687	$0	$228	$1,294,679
Wells Fargo C&B Large Cap Value Portfolio *	0.03		0.00	1,938	7,689	0	757	19	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(4,209)	(2,206)	5,899	0	65	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.25	(101)	2,810	2,707	0	20	111,602
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.08	(5,759)	1,665	10	1,646	59	198,375
Wells Fargo Factor Enhanced International Portfolio	0.00		0.10	(74,798)	29,917	18	6,575	189	679,960
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.11	(114,097)	83,407	46	11,242	398	1,326,201
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.12	(41,799)	11,420	14	1,249	121	332,648
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.13	(988)	(664)	3,076	0	14	112,071
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.26	(2,781)	6,050	11,839	0	57	674,670
Wells Fargo Large Company Value Portfolio *	0.22		0.00	3,551	4,085	0	905	15	0
Wells Fargo Real Return Portfolio *	0.18		0.00	(128)	(2,155)	2,439	324	30	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	4,590	2,466	0	154	31	0
Wells Fargo Small Company Value Portfolio *	0.05		0.00	(1,358)	2,719	0	338	31	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.60	(91)	6,279	1,850	0	33	438,791
Wells Fargo U.S. REIT Portfolio	0.00		0.51	3,180	3,862	0	1,160	13	223,744

				$(216,627)	$162,785	$42,585	$24,350	$1,323	$5,392,741	101.10%

*	No longer held at the end of the period
**	The amount owned is less than 0.005%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	41

DYNAMIC TARGET 2020 FUND

Security name				Value

Investment Companies: 100.75%

Affiliated Master Portfolios: 100.75%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,165,592

Wells Fargo Emerging Markets Bond Portfolio				99,989

Wells Fargo Factor Enhanced Emerging Markets Portfolio				250,183

Wells Fargo Factor Enhanced International Portfolio				849,415

Wells Fargo Factor Enhanced Large Cap Portfolio				1,609,239

Wells Fargo Factor Enhanced Small Cap Portfolio				404,164

Wells Fargo High Yield Corporate Bond Portfolio				100,229

Wells Fargo Investment Grade Corporate Bond Portfolio				607,093

Wells Fargo Strategic Retirement Bond Portfolio				328,695

Wells Fargo U.S. REIT Portfolio				222,702

Total Investment Companies (Cost $5,369,948)				5,637,301

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total Short-Term Investments (Cost $4,989)				4,989

Total investments in securities (Cost $5,374,937)	100.84%	5,642,290

Other assets and liabilities, net	(0.84)	(47,102)

Total net assets	100.00%	$5,595,188

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

42	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2020 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	21,256	1,410	22,666	0	$4,852	$(10,023)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	44,996	1,700	46,696	0	(4,748)	3,838	3,346	0
Wells Fargo Strategic Income Fund Institutional Class *	41,137	1,785	42,922	0	11,951	(11,917)	4,290	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	32,478	1,513	33,991	0	57,552	(56,288)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	17,211	1,638	18,849	0	20,370	(32,029)	2,625	0
Wells Fargo Endeavor Select Fund Institutional Class *	24,422	1	24,423	0	20,703	2,318	0	0
Wells Fargo Enterprise Fund Class R6 *†	3,275	0	3,275	0	38,868	(24,291)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	13,185	0	13,185	0	6,636	7,709	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	16,124	11	16,135	0	26,661	(4,748)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	4,646	0	4,646	0	30,274	(19,195)	0	0

								0	0.00

					$213,119	$(144,626)	$10,261	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	43

DYNAMIC TARGET 2020 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Dynamic Target 2020 Fund
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%	0.19%	$14,144	$(24,587)	12,705	$0	$199	$1,165,592
Wells Fargo C&B Large Cap Value Portfolio *	0.04	0.00	2,358	38,583	0	918	23	0
Wells Fargo Core Bond Portfolio *	0.01	0.00	(3,498)	(1,838)	4,891	0	54	0
Wells Fargo Emerging Markets Bond Portfolio	0.00	0.23	(87)	2,455	2,365	0	17	99,989
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	0.10	(7,034)	2,227	12	1,983	74	250,183
Wells Fargo Factor Enhanced International Portfolio	0.00	0.12	(93,684)	37,046	23	8,177	235	849,415
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00	0.14	(141,640)	103,630	55	13,468	486	1,609,239
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00	0.15	(51,084)	14,049	16	1,567	147	404,164
Wells Fargo High Yield Corporate Bond Portfolio	0.00	0.11	(847)	(521)	2,662	0	12	100,229
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00	0.23	(2,418)	5,470	10,324	0	50	607,093
Wells Fargo Large Company Value Portfolio *	0.26	0.00	4,311	4,955	2	1,097	18	0
Wells Fargo Real Return Portfolio *	0.15	0.00	(105)	(1,787)	2,019	268	25	0
Wells Fargo Small Company Growth Portfolio *	0.01	0.00	5,478	2,923	0	184	37	0
Wells Fargo Small Company Value Portfolio *	0.07	0.00	(1,647)	3,286	0	410	38	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00	0.45	(60)	4,131	1,156	0	22	328,695
Wells Fargo U.S. REIT Portfolio	0.00	0.51	3,498	3,684	0	348	0	222,702

			$(272,315)	$193,706	$36,230	$28,420	$1,437	$5,637,301	100.75%

*	No longer held at the end of the period
**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

44	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2025 FUND

Security name				Value

Investment Companies: 101.58%

Affiliated Master Portfolios: 101.58%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,197,550

Wells Fargo Emerging Markets Bond Portfolio				101,889

Wells Fargo Factor Enhanced Emerging Markets Portfolio				394,489

Wells Fargo Factor Enhanced International Portfolio				1,323,243

Wells Fargo Factor Enhanced Large Cap Portfolio				2,418,927

Wells Fargo Factor Enhanced Small Cap Portfolio				608,974

Wells Fargo High Yield Corporate Bond Portfolio				102,262

Wells Fargo Investment Grade Corporate Bond Portfolio				623,741

Wells Fargo Strategic Retirement Bond Portfolio				168,433

Wells Fargo U.S. REIT Portfolio				173,023

Total Investment Companies (Cost $6,749,273)				7,112,531

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$6,000	5,987

Total Short-Term Investments (Cost $5,987)				5,987

Total investments in securities (Cost $6,755,260)	101.67%	7,118,518

Other assets and liabilities, net	(1.67)	(116,812)

Total net assets	100.00%	$7,001,706

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	8	3-19-2019	$14,016	$13,649	$0	$(367)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(367)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	45

DYNAMIC TARGET 2025 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	18,750	2,085	20,835	0	$2,553	$3,105	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	39,818	3,334	43,152	0	(3,918)	(7,249)	3,060	0
Wells Fargo Strategic Income Fund Institutional Class *	36,449	3,283	39,732	0	8,749	(8,731)	3,982	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	44,751	4,332	49,083	0	69,800	(67,791)		0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	23,820	3,641	27,461	0	23,383	(40,192)	3,905	0
Wells Fargo Endeavor Select Fund Institutional Class *	33,222	287	33,509	0	23,753	8,381		0
Wells Fargo Enterprise Fund Class R6 *†	4,442	47	4,489	0	52,600	(32,327)		0
Wells Fargo Intrinsic Value Fund Class R6 *	17,906	192	18,098	0	10,257	9,861		0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	21,924	386	22,310	0	36,295	(5,684)		0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,312	143	6,455	0	38,080	(22,561)		0

								0	0.00

					$261,552	$(163,188)	$10,947	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

46	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2025 FUND

;Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.20%	$13,850	$4,657	$12,524	$0	$197	$1,197,550
Wells Fargo C&B Large Cap Value Portfolio *	0.02		0.00	3,322	13,214	0	1,299	33	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(3,229)	(1,654)	4,521	0	50	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.23	(83)	2,431	2,295	0	17	101,889
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.15	(10,904)	3,134	18	2,923	112	394,489
Wells Fargo Factor Enhanced International Portfolio	0.00		0.19	(142,405)	57,041	35	12,127	356	1,323,243
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.21	(211,343)	157,755	80	19,554	703	2,418,927
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.22	(74,315)	20,720	24	2,086	213	608,974
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.12	(831)	(509)	2,607	0	12	102,262
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.24	(2,372)	5,406	10,183	0	49	623,741
Wells Fargo Large Company Value Portfolio *	0.15		0.00	6,009	7,014	3	1,257	28	0
Wells Fargo Real Return Portfolio *	0.22		0.00	(98)	(1,648)	1,856	247	23	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	7,829	4,455	0	263	53	0
Wells Fargo Small Company Value Portfolio *	0.04		0.00	(2,337)	4,543	0	581	53	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.23	(27)	1,932	507	0	10	168,433
Wells Fargo U.S. REIT Portfolio	0.00		0.40	2,726	2,544	0	289	8	173,023

				$(414,208)	$281,035	$34,653	$40,626	$1,917	$7,112,531	101.58%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	47

DYNAMIC TARGET 2030 FUND

Security name				Value

Investment Companies: 101.86%

Affiliated Master Portfolios: 101.86%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$803,409

Wells Fargo Emerging Markets Bond Portfolio				68,270

Wells Fargo Factor Enhanced Emerging Markets Portfolio				394,224

Wells Fargo Factor Enhanced International Portfolio				1,373,994

Wells Fargo Factor Enhanced Large Cap Portfolio				2,376,450

Wells Fargo Factor Enhanced Small Cap Portfolio				583,762

Wells Fargo High Yield Corporate Bond Portfolio				68,441

Wells Fargo Investment Grade Corporate Bond Portfolio				418,631

Wells Fargo Strategic Retirement Bond Portfolio				30,852

Wells Fargo U.S. REIT Portfolio				36,019

Total Investment Companies (Cost $5,777,624)				6,154,052

	Yield	Maturity date	Principal
Short-Term Investments: 0.10%

U.S. Treasury Securities: 0.10%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$6,000	5,987

Total Short-Term Investments (Cost $5,987)				5,987

Total investments in securities (Cost $5,783,611)	101.96%	6,160,039

Other assets and liabilities, net	(1.96)	(118,496)

Total net assets	100.00%	$6,041,543

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	7	3-19-2019	$12,277	$11,943	$0	$(334)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(334)

The accompanying notes are an integral part of these financial statements.

48	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2030 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	12,419	1,323	13,742	0	$2,036	$(5,118)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	26,466	1,610	28,076	0	(2,517)	1,977	1,720	0
Wells Fargo Strategic Income Fund Institutional Class *	24,147	1,991	26,138	0	6,097	(6,090)	2,592	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	47,505	3,101	50,606	0	81,618	(80,005)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	25,336	2,598	27,934	0	28,848	(46,512)	3,935	0
Wells Fargo Endeavor Select Fund Institutional Class *	36,005	0	36,005	0	23,981	10,613	0	0
Wells Fargo Enterprise Fund Class R6 *†	4,769	4	4,773	0	56,236	(34,602)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	19,233	61	19,294	0	10,549	10,900	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	23,729	7	23,736	0	37,909	(5,067)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,819	38	6,857	0	42,832	(26,316)	0	0

								0	0.00

					$287,589	$(180,220)	$8,247	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	49

DYNAMIC TARGET 2030 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.13%	$10,162	$3,329	$9,289	$0	$142	$803,409
Wells Fargo C&B Large Cap Value Portfolio *	0.06		0.00	3,516	13,963	0	1,375	33	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(2,114)	(1,073)	2,931	0	33	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.15	(75)	1,703	1,545	0	12	68,270
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.15	(11,704)	2,831	19	3,078	136	394,224
Wells Fargo Factor Enhanced International Portfolio	0.00		0.20	(153,187)	58,540	37	13,088	417	1,373,994
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	(218,509)	156,535	81	19,742	801	2,376,450
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(76,769)	19,024	24	2,267	238	583,762
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.08	(524)	(468)	1,965	0	8	68,441
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.16	(1,554)	3,755	7,233	0	36	418,631
Wells Fargo Large Company Value Portfolio *	0.38		0.00	6,388	7,425	3	1,639	30	0
Wells Fargo Real Return Portfolio *	0.09		0.00	(63)	(1,080)	1,112	161	15	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	8,447	4,398	0	283	57	0
Wells Fargo Small Company Value Portfolio *	0.10		0.00	(2,489)	4,873	0	620	57	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.04	198	328	68	0	2	30,852
Wells Fargo U.S. REIT Portfolio	0.00		0.08	(25)	515	0	76	2	36,019

				$(438,302)	$274,598	$24,307	$42,329	$2,019	$6,154,052	101.86%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

50	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2035 FUND

Security name				Value

Investment Companies: 102.10%

Affiliated Master Portfolios: 102.10%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$581,735

Wells Fargo Emerging Markets Bond Portfolio				49,589

Wells Fargo Factor Enhanced Emerging Markets Portfolio				394,459

Wells Fargo Factor Enhanced International Portfolio				1,353,901

Wells Fargo Factor Enhanced Large Cap Portfolio				2,271,154

Wells Fargo Factor Enhanced Small Cap Portfolio				569,834

Wells Fargo High Yield Corporate Bond Portfolio				49,722

Wells Fargo Investment Grade Corporate Bond Portfolio				302,963

Total Investment Companies (Cost $5,201,047)				5,573,357

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total Short-Term Investments (Cost $4,989)				4,989

Total investments in securities (Cost $5,206,036)	102.19%	5,578,346

Other assets and liabilities, net	(2.19)	(119,403)

Total net assets	100.00%	$5,458,943

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,523	$10,237	$0	$(286)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(286)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	51

DYNAMIC TARGET 2035 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	7,674	931	8,605	0	$1,594	$(3,500)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	16,371	1,058	17,429	0	(1,552)	1,218	986	0
Wells Fargo Strategic Income Fund Institutional Class *	14,972	1,488	16,460	0	4,124	(4,113)	1,595	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	49,185	2,473	51,658	0	86,889	(84,967)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	25,961	2,459	28,420	0	32,881	(50,542)	3,953	0
Wells Fargo Endeavor Select Fund Institutional Class *	37,082	0	37,082	0	28,032	7,657	0	0
Wells Fargo Enterprise Fund Class R6 *†	4,955	0	4,955	0	58,354	(35,948)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	19,940	2	19,942	0	10,378	11,789	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	24,470	0	24,470	0	40,682	(6,792)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,966	9	6,975	0	44,766	(27,905)	0	0

								0	0.00

					$306,148	$(193,103)	$6,534	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

52	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2035 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.10%	$7,261	$2,326	$6,605	$0	$104	$581,735
Wells Fargo C&B Large Cap Value Portfolio *	0.06		0.00	3,591	14,277	0	1,404	35	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(1,304)	(678)	1,824	0	20	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.11	(67)	1,200	1,213	0	9	49,589
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.15	(12,847)	2,306	19	3,325	119	394,459
Wells Fargo Factor Enhanced International Portfolio	0.00		0.19	(158,183)	56,988	37	13,344	383	1,353,901
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.19	(216,572)	151,433	79	19,256	685	2,271,154
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(76,305)	18,040	24	2,197	210	569,834
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.06	(468)	(363)	1,378	0	6	49,722
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.11	(1,317)	2,523	5,362	0	26	302,963
Wells Fargo Large Company Value Portfolio *	0.40		0.00	6,591	7,667	3	1,691	28	0
Wells Fargo Real Return Portfolio *	0.05		0.00	(39)	(673)	744	99	9	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	8,654	4,323	0	291	59	0
Wells Fargo Small Company Value Portfolio *	0.10		0.00	(2,558)	5,025	0	637	59	0

				$(443,563)	$264,394	$17,288	$42,244	$1,752	$5,573,357	102.10%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	53

DYNAMIC TARGET 2040 FUND

Security name				Value

Investment Companies: 101.05%

Affiliated Master Portfolios: 101.05%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$414,538

Wells Fargo Emerging Markets Bond Portfolio				35,288

Wells Fargo Factor Enhanced Emerging Markets Portfolio				416,010

Wells Fargo Factor Enhanced International Portfolio				1,420,171

Wells Fargo Factor Enhanced Large Cap Portfolio				2,305,619

Wells Fargo Factor Enhanced Small Cap Portfolio				576,593

Wells Fargo High Yield Corporate Bond Portfolio				35,290

Wells Fargo Investment Grade Corporate Bond Portfolio				215,849

Total Investment Companies (Cost $5,034,070)				5,419,358

	Yield	Maturity date	Principal
Short-Term Investments: 0.09%

U.S. Treasury Securities: 0.09%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total Short-Term Investments (Cost $4,989)				4,989

Total investments in securities (Cost $5,039,059)	101.14%	5,424,347

Other assets and liabilities, net	(1.14)	(60,983)

Total net assets	100.00%	$5,363,364

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

54	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2040 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	4,998	758	5,756	0	$799	$(2,055)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	10,460	877	11,337	0	(908)	694	631	0
Wells Fargo Strategic Income Fund Institutional Class *	9,567	1,180	10,747	0	2,576	(2,573)	1,024	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	51,768	2,343	54,111	0	91,843	(90,023)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,568	2,177	29,745	0	33,950	(52,848)	4,190	0
Wells Fargo Endeavor Select Fund Institutional Class *	39,834	0	39,834	0	33,494	4,661	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,302	0	5,302	0	62,555	(38,632)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,243	7	21,250	0	11,968	11,659	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,244	0	26,244	0	42,535	(6,336)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,433	14	7,447	0	47,465	(29,472)	0	0

								0	0.00

					$326,277	$(204,925)	$5,845	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	55

DYNAMIC TARGET 2040 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.07%	$5,001	$1,574	$4,595	$0	$72	$414,538
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,859	15,321	0	1,508	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(834)	(431)	1,167	0	13	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.08	(50)	830	845	0	6	35,288
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.16	(13,900)	2,454	21	3,538	127	416,010
Wells Fargo Factor Enhanced International Portfolio	0.00		0.20	(169,465)	59,268	39	14,132	405	1,420,171
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	(226,826)	155,410	81	19,764	702	2,305,619
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(79,598)	17,896	24	2,290	215	576,593
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.04	(328)	(257)	959	0	4	35,290
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.08	(924)	1,712	3,734	0	18	215,849
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,052	8,186	3	1,809	30	0
Wells Fargo Real Return Portfolio *	0.03		0.00	(25)	(436)	480	64	6	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,345	4,732	0	313	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,729)	5,366	0	680	63	0

				$(469,422)	$271,625	$11,948	$44,098	$1,762	$5,419,358	101.05%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

56	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2045 FUND

Security name				Value

Investment Companies: 101.22%

Affiliated Master Portfolios: 101.22%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$245,492

Wells Fargo Emerging Markets Bond Portfolio				20,915

Wells Fargo Factor Enhanced Emerging Markets Portfolio				433,874

Wells Fargo Factor Enhanced International Portfolio				1,485,006

Wells Fargo Factor Enhanced Large Cap Portfolio				2,364,301

Wells Fargo Factor Enhanced Small Cap Portfolio				593,433

Wells Fargo High Yield Corporate Bond Portfolio				20,971

Wells Fargo Investment Grade Corporate Bond Portfolio				127,827

Total Investment Companies (Cost $4,898,208)				5,291,819

	Yield	Maturity date	Principal
Short-Term Investments: 0.10%

U.S. Treasury Securities: 0.10%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total Short-Term Investments (Cost $4,989)				4,989

Total investments in securities (Cost $4,903,197)	101.32%	5,296,808

Other assets and liabilities, net	(1.32)	(69,031)

Total net assets	100.00%	$5,227,777

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	57

DYNAMIC TARGET 2045 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,470	568	4,038	0	$805	$(1,671)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	7,211	608	7,819	0	(592)	445	431	0
Wells Fargo Strategic Income Fund Institutional Class *	6,601	893	7,494	0	2,011	(2,007)	697	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,806	2,917	55,723	0	91,447	(89,622)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,934	2,781	30,715	0	33,924	(53,221)	4,302	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,261	0	40,261	0	28,416	10,185	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,297	0	5,297	0	62,634	(38,651)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,336	41	21,377	0	11,533	12,270	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,499	0	26,499	0	43,054	(6,461)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,462	47	7,509	0	47,332	(29,208)	0	0

								0	0.00

					$320,564	$(197,941)	$5,430	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

58	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2045 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.04%	$2,884	$917	$2,655	$0	$42	$245,492
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,876	15,401	0	1,517	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(570)	(304)	796	0	9	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.05	(28)	482	488	0	4	20,915
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(14,943)	2,448	22	3,715	134	433,874
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(180,157)	61,504	41	14,898	427	1,485,006
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	(236,820)	160,481	83	20,363	723	2,364,301
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(83,099)	17,977	25	2,371	222	593,433
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.02	(189)	(138)	555	0	2	20,971
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.05	(527)	1,034	2,158	0	10	127,827
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,076	8,235	3	1,816	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(17)	(300)	327	44	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,453	4,757	0	317	64	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,767)	5,445	0	689	64	0

				$(495,828)	$277,939	$7,153	$45,730	$1,773	$5,291,819	101.22%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	59

DYNAMIC TARGET 2050 FUND

Security name				Value

Investment Companies: 101.62%

Affiliated Master Portfolios: 101.62%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$149,900

Wells Fargo Emerging Markets Bond Portfolio				12,769

Wells Fargo Factor Enhanced Emerging Markets Portfolio				438,660

Wells Fargo Factor Enhanced International Portfolio				1,503,480

Wells Fargo Factor Enhanced Large Cap Portfolio				2,374,658

Wells Fargo Factor Enhanced Small Cap Portfolio				595,329

Wells Fargo High Yield Corporate Bond Portfolio				12,800

Wells Fargo Investment Grade Corporate Bond Portfolio				78,052

Total Investment Companies (Cost $4,773,568)				5,165,648

	Yield	Maturity date	Principal
Short-Term Investments: 0.10%

U.S. Treasury Securities: 0.10%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total Short-Term Investments (Cost $4,989)				4,989

Total investments in securities (Cost $4,778,557)	101.72%	5,170,637

Other assets and liabilities, net	(1.72)	(87,271)

Total net assets	100.00%	$5,083,366

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

60	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2050 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,080	510	3,590	0	$834	$(1,598)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,522	573	7,095	0	(524)	392	387	0
Wells Fargo Strategic Income Fund Institutional Class *	5,967	823	6,790	0	1,948	(1,945)	627	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,267	2,930	55,197	0	90,102	(88,292)		0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,692	2,724	30,416	0	33,824	(52,942)	4,257	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,193	0	40,193	0	26,172	12,159	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,295	0	5,295	0	62,253	(38,398)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,326	28	21,354	0	11,354	12,317	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,450	5	26,455	0	42,008	(5,644)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,448	41	7,489	0	46,936	(28,883)	0	0

								0	0.00

					$314,907	$(192,834)	$5,271	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	61

DYNAMIC TARGET 2050 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.02%	$2,040	$635	$1,816	$0	$28	$149,900
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,863	15,346	0	1,511	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(513)	(267)	716	0	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(23)	311	334	0	2	12,769
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(15,060)	2,429	22	3,746	135	438,660
Wells Fargo Factor Enhanced International Portfolio	0.00		0.22	(182,188)	61,983	42	15,034	431	1,503,480
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	(237,520)	161,194	84	20,331	722	2,374,658
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(83,099)	18,010	25	2,367	222	595,329
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.01	(138)	(135)	380	0	2	12,800
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(373)	649	1,477	0	7	78,052
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,058	8,192	3	1,808	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(15)	(268)	295	39	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,290	4,748	0	311	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,733)	5,425	0	682	63	0

				$(499,411)	$278,252	$5,194	$45,829	$1,755	$5,165,648	101.62%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

62	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2055 FUND

Security name				Value

Investment Companies: 101.28%

Affiliated Master Portfolios: 101.28%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$148,306

Wells Fargo Emerging Markets Bond Portfolio				12,631

Wells Fargo Factor Enhanced Emerging Markets Portfolio				433,472

Wells Fargo Factor Enhanced International Portfolio				1,485,769

Wells Fargo Factor Enhanced Large Cap Portfolio				2,346,316

Wells Fargo Factor Enhanced Small Cap Portfolio				588,250

Wells Fargo High Yield Corporate Bond Portfolio				12,662

Wells Fargo Investment Grade Corporate Bond Portfolio				77,223

Total Investment Companies (Cost $4,715,554)				5,104,629

	Yield	Maturity date	Principal
U.S. Treasury Securities: 0.10%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total U.S. Treasury Securities (Cost $4,989)				4,989

Total investments in securities (Cost $4,720,543)	101.38%	5,109,618

Other assets and liabilities, net	(1.38)	(69,290)

Total net assets	100.00%	$5,040,328

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,523	$10,237	$0	$(286)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(286)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	63

DYNAMIC TARGET 2055 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,030	539	3,569	0	$819	$(1,575)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,415	572	6,987	0	(515)	385	384	0
Wells Fargo Strategic Income Fund Institutional Class *	5,869	853	6,722	0	1,958	(1,955)	619	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	51,370	2,974	54,344	0	89,749	(87,960)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,223	2,697	29,920	0	33,448	(52,250)	4,184	0
Wells Fargo Endeavor Select Fund Institutional Class *	39,651	0	39,651	0	24,724	13,327	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,220	0	5,220	0	61,604	(37,963)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	20,960	32	20,992	0	11,038	12,349	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,111	0	26,111	0	41,439	(5,351)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,316	43	7,359	0	46,922	(29,153)	0	0

								0	0.00

					$311,186	$(190,146)	$5,187	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

64	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2055 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.03%	$2,013	$635	$0	$1,810	$28	$148,306
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,802	15,110	1,488	0	37	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(507)	(270)	0	707	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(23)	308	0	330	2	12,631
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(15,002)	2,369	3,706	22	133	433,472
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(180,814)	61,115	14,882	41	426	1,485,769
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	(235,699)	159,032	20,122	83	717	2,346,316
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(82,431)	17,751	2,348	25	220	588,250
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.01	(135)	(122)	0	374	2	12,662
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(367)	656	0	1,461	7	77,223
Wells Fargo Large Company Value Portfolio *	0.42		0.00	6,951	8,094	1,785	0	29	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(15)	(268)	39	291	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,290	4,673	312	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,708)	5,326	675	0	62	0

				$(495,645)	$274,409	$45,357	$5,144	$1,738	$5,104,629	101.28%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	65

DYNAMIC TARGET 2060 FUND

Security name				Value

Investment Companies: 101.56%

Affiliated Master Portfolios: 101.56%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$153,144

Wells Fargo Emerging Markets Bond Portfolio				13,045

Wells Fargo Factor Enhanced Emerging Markets Portfolio				448,145

Wells Fargo Factor Enhanced International Portfolio				1,536,083

Wells Fargo Factor Enhanced Large Cap Portfolio				2,427,132

Wells Fargo Factor Enhanced Small Cap Portfolio				608,646

Wells Fargo High Yield Corporate Bond Portfolio				13,078

Wells Fargo Investment Grade Corporate Bond Portfolio				79,741

Total Investment Companies (Cost $4,880,537)				5,279,014

	Yield	Maturity date	Principal
U.S. Treasury Securities: 0.10%

U.S. Treasury Bill #(z)	2.31%	4-2-2019	$5,000	4,989

Total U.S. Treasury Securities (Cost $4,989)				4,989

Total investments in securities (Cost $4,885,526)	101.66%	5,284,003

Other assets and liabilities, net	(1.66)	(86,310)

Total net assets	100.00%	$5,197,693

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the purchase yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

VSTOXX Futures Index	6	3-19-2019	$10,512	$10,237	$0	$(275)

Short

10-Year U.S. Treasury Notes	(1)	6-19-2019	(122,458)	(122,000)	458	0

					$458	$(275)

The accompanying notes are an integral part of these financial statements.

66	Target Date Retirement Funds	Portfolio of investments—February 28, 2019

DYNAMIC TARGET 2060 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,093	524	3,617	0	$822	$(1,592)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,549	588	7,137	0	(529)	395	390	0
Wells Fargo Strategic Income Fund Institutional Class *	5,992	861	6,853	0	1,958	(1,954)	629	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,343	3,062	55,405	0	91,694	(89,895)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,921	2,671	30,592	0	33,933	(53,212)	4,288	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,259	0	40,259	0	24,575	13,759	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,322	0	5,322	0	62,628	(38,650)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,445	13	21,458	0	11,455	12,330	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,513	0	26,513	0	41,744	(5,357)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,502	35	7,537	0	47,269	(29,121)	0	0

								0	0.00

					$315,549	$(193,297)	$5,307	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Target Date Retirement Funds	67

DYNAMIC TARGET 2060 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.02%	$2,068	$658	$0	$1,889	$29	$153,144
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,891	15,456	1,521	0	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(515)	(274)	0	720	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(21)	323	0	338	2	13,045
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(14,993)	2,515	3,796	22	136	448,145
Wells Fargo Factor Enhanced International Portfolio	0.00		0.22	(183,686)	63,530	15,206	42	435	1,536,083
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.21	(240,474)	164,962	20,522	85	734	2,427,132
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.22	(83,490)	18,535	2,368	25	224	608,646
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.02	(136)	(119)	0	356	2	13,078
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(366)	707	0	1,495	7	79,741
Wells Fargo Large Company Value Portfolio *	0.43		0.00	7,102	8,240	1,819	0	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(16)	(272)	39	281	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,307	4,695	312	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,738)	5,395	682	0	63	0

				$(504,067)	$284,351	$46,265	$5,253	$1,775	$5,279,014	101.56%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%

The accompanying notes are an integral part of these financial statements.

68	Target Date Retirement Funds	Statements of assets and liabilities—February 28, 2019

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$5,448,712	$5,392,741
Investments in unaffiliated securities, at value (see cost below)	4,989	4,989
Cash	10,000	10,000
Receivable for daily variation margin on open futures contracts	219	219
Receivable from manager	13,607	13,272
Prepaid expenses and other assets	47,977	44,987

Total assets	5,525,504	5,466,208

Liabilities
Shareholder report expenses payable	61,426	59,327
Professional fees payable	40,158	40,320
Custodian and accounting fees payable	31,194	30,629
Trustees’ fees and expenses payable	1,174	1,174
Payable for daily variation margin on open futures contracts	307	307
Administration fees payable	198	193
Payable for Fund shares redeemed	0	0
Distribution fee payable	59	58
Accrued expenses and other liabilities	105	101

Total liabilities	134,621	132,109

Total net assets	$5,390,883	$5,334,099

NET ASSETS CONSIST OF
Paid-in capital	$5,296,414	$5,249,422
Total distributable earnings	94,469	84,677

Total net assets	$5,390,883	$5,334,099

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$400,047	$390,081
Shares outstanding – Class A1	39,551	39,044
Net asset value per share – Class A	$10.11	$9.99
Maximum offering price per share – Class A2	$10.73	$10.60
Net assets – Class C	$102,429	$101,432
Shares outstanding – Class C1	10,163	10,180
Net asset value per share – Class C	$10.08	$9.96
Net assets – Class R4	$103,810	$102,836
Share outstanding – Class R4[1]	10,279	10,296
Net asset value per share – Class R4	$10.10	$9.99
Net assets – Class R6	$4,784,597	$4,739,750
Shares outstanding – Class R6[1]	473,623	474,416
Net asset value per share – Class R6	$10.10	$9.99

Investments in affiliated Master Portfolios, at cost	$5,275,279	$5,169,278

Investments in unaffiliated securities, at cost	$4,989	$4,989

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—February 28, 2019	Target Date Retirement Funds	69

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$5,637,301	$7,112,531	$6,154,052	$5,573,357	$5,419,358	$5,291,819	$5,165,648
4,989	5,987	5,987	4,989	4,989	4,989	4,989
10,000	10,000	10,000	10,000	10,000	10,000	10,000
219	219	219	219	219	219	219
13,092	14,055	13,532	13,592	14,319	13,680	13,392
53,361	1,686	314	455	30,757	37,064	13,776

5,718,962	7,144,478	6,184,104	5,602,612	5,479,642	5,357,771	5,208,024

59,915	61,904	62,634	63,304	48,465	62,745	67,271
32,591	48,718	48,675	48,840	38,015	40,158	25,072
29,503	27,496	28,095	28,635	27,543	25,149	25,828
1,174	1,215	1,285	1,285	1,468	1,174	1,152
307	631	580	529	529	529	529
226	429	300	212	201	181	160
0	1,250	0	0	0	0	0
58	74	87	58	57	58	58
0	1,055	905	806	0	0	4,588

123,774	142,772	142,561	143,669	116,278	129,994	124,658

$5,595,188	$7,001,706	$6,041,543	$5,458,943	$5,363,364	$5,227,777	$5,083,366

$5,490,755	$6,912,228	$5,958,600	$5,383,730	$5,298,121	$5,178,383	$5,046,156
104,433	89,478	82,943	75,213	65,243	49,394	37,210

$5,595,188	$7,001,706	$6,041,543	$5,458,943	$5,363,364	$5,227,777	$5,083,366

$622,599	$1,928,861	$1,010,190	$520,575	$453,599	$328,883	$197,845
62,571	190,996	101,657	52,920	46,420	33,808	20,343
$9.95	$10.10	$9.94	$9.84	$9.77	$9.73	$9.73
$10.56	$10.72	$10.55	$10.44	$10.37	$10.32	$10.32
$102,027	$129,625	$153,129	$101,712	$100,339	$102,080	$102,031
10,250	12,838	15,495	10,349	10,278	10,513	10,538
$9.95	$10.10	$9.88	$9.83	$9.76	$9.71	$9.68
$103,426	$104,971	$103,586	$102,703	$102,124	$101,827	$101,571
10,356	10,347	10,369	10,388	10,387	10,408	10,410
$9.99	$10.14	$9.99	$9.89	$9.83	$9.78	$9.76
$4,767,136	$4,838,249	$4,774,638	$4,733,953	$4,707,302	$4,694,987	$4,681,919
477,115	476,727	477,709	478,582	478,520	479,504	479,600
$9.99	$10.15	$9.99	$9.89	$9.84	$9.79	$9.76

$5,369,948	$6,749,273	$5,777,624	$5,201,047	$5,034,070	$4,898,208	$4,773,568

$4,989	$5,987	$5,987	$4,989	$4,989	$4,989	$4,989

The accompanying notes are an integral part of these financial statements.

70	Target Date Retirement Funds	Statements of assets and liabilities—February 28, 2019

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$5,104,629	$5,279,014
Investments in unaffiliated securities, at value (see cost below)	4,989	4,989
Cash	10,000	10,000
Receivable for daily variation margin on open futures contracts	219	219
Receivable from manager	13,799	13,343
Prepaid expenses and other assets	32,015	14,384

Total assets	5,165,651	5,321,949

Liabilities
Shareholder report expenses payable	67,221	68,220
Custodian and accounting fees payable	26,419	24,425
Professional fees payable	25,044	25,044
Trustees’ fees and expenses payable	1,169	1,169
Payable for daily variation margin on open futures contracts	529	529
Administration fees payable	154	175
Distribution fee payable	57	57
Accrued expenses and other liabilities	4,730	4,637

Total liabilities	125,323	124,256

Total net assets	$5,040,328	$5,197,693

NET ASSETS CONSIST OF
Paid-in capital	$5,006,124	$5,157,123
Total distributable earnings	34,204	40,570

Total net assets	$5,040,328	$5,197,693

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$160,700	$289,567
Shares outstanding – Class A1	16,518	29,726
Net asset value per share – Class A	$9.73	$9.74
Maximum offering price per share – Class A2	$10.32	$10.33
Net assets – Class C	$99,693	$100,265
Shares outstanding – Class C1	10,305	10,320
Net asset value per share – Class C	$9.67	$9.72
Net assets – Class R4	$101,535	$102,091
Share outstanding – Class R4[1]	10,413	10,424
Net asset value per share – Class R4	$9.75	$9.79
Net assets – Class R6	$4,678,400	$4,705,770
Shares outstanding – Class R6[1]	479,736	480,261
Net asset value per share – Class R6	$9.75	$9.80

Investments in affiliated Master Portfolios, at cost	$4,715,554	$4,880,537

Investments in unaffiliated securities, at cost	$4,989	$4,989

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

72	Target Date Retirement Funds	Statements of operations—year ended February 28, 2019[1]

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$52,410	$42,585
Dividends allocated from affiliated Master Portfolios*	18,518	24,350
Dividends from unaffiliated Underlying Funds	13,692	13,342
Dividends from affiliated Underlying Funds	11,702	10,500
Affiliated income allocated from affiliated Master Portfolios	1,219	1,323
Interest	238	280
Expenses allocated from affiliated Master Portfolios	(5,948)	(6,258)
Waivers allocated from affiliated Master Portfolios	965	1,015

Total investment income	92,796	87,137

Expenses
Management fee	7,178	7,345
Administration fees
Class A	589	647
Class C	168	170
Class R4	65	66
Class R6	1,126	1,144
Shareholder servicing fees
Class A	702	770
Class C	200	203
Class R4	81	83
Distribution fee
Class C	599	609
Custody and accounting fees	19,397	19,405
Professional fees	29,843	29,776
Registration fees	51,693	48,387
Shareholder report expenses	32,422	32,533
Trustees’ fees and expenses	16,471	16,500
Other fees and expenses	3,175	2,325

Total expenses	163,709	159,963
Less: Fee waivers and/or expense reimbursements	(159,685)	(155,671)

Net expenses	4,024	4,292

Net investment income	88,772	82,845

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(150,194)	(216,627)
Unaffiliated Underlying Funds	207,820	293,625
Affiliated Underlying Funds	132,905	185,117
Futures contracts	14,442	8,701

Net realized gains on investments	204,973	270,816

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	133,487	162,785
Unaffiliated Underlying Funds	(162,717)	(232,400)
Affiliated Underlying Funds	(98,016)	(131,116)
Futures contracts	9,405	9,405

Net change in unrealized gains (losses) on investments	(117,841)	(191,326)

Net realized and unrealized gains (losses) on investments	87,132	79,490

Net increase in net assets resulting from operations	$175,904	$162,335

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$825	$1,077

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended February 28, 2019[1]	Target Date Retirement Funds	73

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$36,230	$34,653	$24,307	$17,288	$11,948	$7,153	$5,194
28,420	40,626	42,329	42,244	44,098	45,730	45,829
12,474	14,038	11,953	10,235	9,803	9,519	9,422
10,261	10,947	8,247	6,534	5,845	5,430	5,271
1,437	1,917	2,019	1,752	1,762	1,773	1,755
305	352	335	335	344	359	344
(6,530)	(8,159)	(7,613)	(7,187)	(7,248)	(7,254)	(7,181)
1,057	1,311	1,207	1,144	1,161	1,173	1,166

83,654	95,685	82,784	72,345	67,713	63,883	61,800

7,535	9,117	8,377	7,785	7,785	7,652	7,503

745	2,513	1,531	757	707	521	339
173	220	198	179	179	181	181
67	68	69	69	70	70	70
1,162	1,180	1,191	1,199	1,205	1,208	1,207

887	2,991	1,822	901	841	620	404
206	262	236	214	213	215	215
84	85	86	87	87	87	87

619	787	709	641	640	645	645
19,405	19,410	19,410	19,405	19,405	19,402	19,847
26,815	36,445	36,402	36,567	29,180	29,843	26,373
47,412	53,613	52,848	52,696	53,305	50,901	54,053
32,165	32,884	31,879	31,878	29,719	32,236	35,914
16,471	15,221	16,491	16,491	16,784	16,471	16,394
2,761	5,060	5,060	5,060	2,576	2,913	3,175

156,507	179,856	176,309	173,929	162,696	162,965	166,407
(151,857)	(171,407)	(170,303)	(170,026)	(157,638)	(159,302)	(163,906)

4,650	8,449	6,006	3,903	5,058	3,663	2,501

79,004	87,236	76,778	68,442	62,655	60,220	59,299

(272,315)	(414,208)	(438,302)	(443,563)	(469,422)	(495,828)	(499,411)
349,773	445,297	493,761	520,737	553,841	554,859	550,044
213,119	261,552	287,589	306,148	326,277	320,564	314,907
28,049	11,695	17,944	20,053	14,438	9,099	(205)

318,626	304,336	360,992	403,375	425,134	388,694	365,335

193,706	281,035	274,598	264,394	271,625	277,939	278,252
(274,610)	(341,012)	(383,516)	(406,910)	(434,150)	(433,726)	(429,583)
(144,626)	(163,188)	(180,220)	(193,103)	(204,925)	(197,941)	(192,834)
9,405	9,313	9,346	9,394	9,405	9,405	9,405

(216,125)	(213,852)	(279,792)	(326,225)	(358,045)	(344,323)	(334,760)

102,501	90,484	81,200	77,150	67,089	44,371	30,575

$181,505	$177,720	$157,978	$145,592	$129,744	$104,591	$89,874

$1,337	$2,021	$2,123	$2,151	$2,277	$2,394	$2,414

The accompanying notes are an integral part of these financial statements.

74	Target Date Retirement Funds	Statements of operations—year ended February 28, 2019[1]

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$45,357	$46,265
Dividends from unaffiliated Underlying Funds	9,279	9,433
Dividends from affiliated Underlying Funds	5,187	5,307
Interest allocated from affiliated Master Portfolios	5,144	5,253
Affiliated income allocated from affiliated Master Portfolios	1,738	1,775
Interest	343	344
Expenses allocated from affiliated Master Portfolios	(7,107)	(7,253)
Waivers allocated from affiliated Master Portfolios	1,153	1,181

Total investment income	61,094	62,305

Expenses
Management fee	7,444	7,565
Administration fees
Class A	273	399
Class C	180	180
Class R4	70	70
Class R6	1,206	1,210
Shareholder servicing fees
Class A	325	475
Class C	214	215
Class R4	87	87
Distribution fee
Class C	641	643
Custody and accounting fees	19,850	19,402
Professional fees	26,344	26,344
Registration fees	51,196	53,971
Shareholder report expenses	35,914	35,914
Trustees’ fees and expenses	16,410	16,410
Other fees and expenses	3,102	3,215

Total expenses	163,256	166,100
Less: Fee waivers and/or expense reimbursements	(160,227)	(163,453)

Net expenses	3,029	2,647

Net investment income	58,065	59,658

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(495,645)	(504,067)
Unaffiliated Underlying Funds	545,180	556,802
Affiliated Underlying Funds	311,186	315,549
Futures contracts	685	(165)

Net realized gains on investments	361,406	368,119

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	274,409	284,351
Unaffiliated Underlying Funds	(426,152)	(435,813)
Affiliated Underlying Funds	(190,146)	(193,297)
Futures contracts	9,394	9,405

Net change in unrealized gains (losses) on investments	(332,495)	(335,354)

Net realized and unrealized gains (losses) on investments	28,911	32,765

Net increase in net assets resulting from operations	$86,976	$92,423

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$2,388	$2,441

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

76	Target Date Retirement Funds	Statements of operations—year ended May 31, 2018

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$41,232	$43,651
Dividends from affiliated Underlying Funds	39,149	39,145
Interest allocated from affiliated Master Portfolios*	26,278	21,251
Dividends allocated from affiliated Master Portfolios**	6,066	7,462
Interest	132	133
Affiliated income allocated from affiliated Master Portfolios	814	843
Expenses allocated from affiliated Master Portfolios	(6,189)	(6,297)
Waivers allocated from affiliated Master Portfolios	298	293

Total investment income	107,780	106,481

Expenses
Management fee	11,417	11,912
Administration fees
Class A	615	890
Class C	230	235
Class R	105 [1]	107 [1]
Class R4	89	91
Class R6	1,543	1,577
Shareholder servicing fees
Class A	733	1,059
Class C	274	280
Class R	125 [1]	128 [1]
Class R4	111	114
Distribution fees
Class C	823	840
Class R	125 [1]	128 [1]
Custody and accounting fees	25,933	25,944
Professional fees	39,665	39,665
Registration fees	69,113	64,693
Shareholder report expenses	54,688	54,542
Trustees’ fees and expenses	20,064	20,064
Other fees and expenses	3,578	2,252

Total expenses	229,231	224,521
Less: Fee waivers and/or expense reimbursements	(222,233)	(216,516)

Net expenses	6,998	8,005

Net investment income	100,782	98,476

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	32,805	50,290
Unaffiliated Underlying Funds	16,647	26,788
Affiliated Underlying Funds	(9,206)	(14,459)
Futures transactions	16,630	11,578
Capital gain distributions from unaffiliated Underlying Funds	4,752	4,900
Capital gain distributions from affiliated Underlying Funds	73,174	106,517

Net realized gains on investments	134,802	185,614

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(16,845)	(12,390)
Unaffiliated Underlying Funds	43,898	73,123
Affiliated Underlying Funds	43,593	70,704
Futures transactions	(7,951)	(7,951)

Net change in unrealized gains (losses) on investments	62,695	123,486

Net realized and unrealized gains (losses) on investments	197,497	309,100

Net increase in net assets resulting from operations	$298,279	$407,576

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$3	$3
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$91	$83

[1]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2018	Target Date Retirement Funds	77

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$44,477	$47,826	$47,088	$45,058	$45,290	$44,555	$44,065
38,434	39,959	38,740	36,368	35,780	34,427	33,932
17,363	14,419	9,714	6,236	3,935	2,781	2,566
8,598	10,363	11,026	11,219	11,676	11,656	11,572
138	138	138	138	138	138	138
858	937	912	880	875	859	848
(6,340)	(6,828)	(6,612)	(6,334)	(6,274)	(6,134)	(6,062)
289	307	287	270	265	255	253

103,817	107,121	101,293	93,835	91,685	88,537	87,312

12,197	13,208	12,963	12,530	12,565	12,329	12,176

992	1,868	1,482	907	874	569	407
239	271	246	248	250	251	251
108 [1]	110 [1]	111 [1]	112 [1]	112 [1]	113 [1]	113 [1]
93	94	95	96	97	97	97
1,603	1,625	1,646	1,663	1,672	1,680	1,680

1,181	2,223	1,764	1,080	1,040	678	485
285	323	293	296	297	299	298
129 [1]	131 [1]	132 [1]	133 [1]	133 [1]	134 [1]	134 [1]
116	118	119	120	121	121	121

855	969	880	887	891	897	895
129 [1]	130 [1]	132 [1]	133 [1]	133 [1]	134 [1]	134 [1]
25,944	25,952	25,952	25,944	25,944	25,941	26,536
34,665	48,498	48,498	48,498	30,570	39,665	38,887
63,389	73,288	74,350	74,350	73,364	68,054	75,588
54,265	54,790	54,535	54,535	54,684	54,381	54,345
20,064	19,772	19,772	19,772	19,509	20,064	21,046
2,949	6,383	6,384	6,386	2,586	3,197	3,573

219,203	249,753	249,354	247,690	224,842	228,604	236,766
(210,236)	(238,109)	(238,228)	(237,985)	(214,786)	(219,496)	(228,145)

8,967	11,644	11,126	9,705	10,056	9,108	8,621

94,850	95,477	90,167	84,130	81,629	79,429	78,691

61,029	78,155	84,174	90,588	95,023	96,842	97,148
25,684	14,953	20,315	18,925	14,901	19,402	19,096
(21,704)	(25,805)	(27,038)	(30,609)	(34,643)	(24,644)	(25,619)
8,596	473	4,939	5,196	4,314	3,909	3,909
4,973	5,472	5,523	5,267	5,314	5,149	5,080
128,821	160,193	183,393	191,810	204,578	203,164	201,000

207,399	233,441	271,306	281,177	289,487	303,822	300,614

(8,148)	(9,489)	2,136	4,277	6,592	7,643	6,013
102,118	140,285	168,138	183,598	199,655	197,785	195,607
92,357	104,529	125,915	139,903	147,505	141,644	141,129
(7,951)	(7,951)	(7,951)	(7,951)	(7,951)	(7,951)	(7,951)

178,376	227,374	288,238	319,827	345,801	339,121	334,798

385,775	460,815	559,544	601,004	635,288	642,943	635,412

$480,625	$556,292	$649,711	$685,134	$716,917	$722,372	$714,103

$2	$3	$2	$1	$0	$0	$1
$77	$77	$66	$58	$53	$50	$49

The accompanying notes are an integral part of these financial statements.

78	Target Date Retirement Funds	Statements of operations—year ended May 31, 2018

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$43,757	$44,495
Dividends from affiliated Underlying Funds	33,663	34,352
Interest allocated from affiliated Master Portfolios*	2,545	2,582
Dividends allocated from affiliated Master Portfolios**	11,464	11,673
Affiliated income allocated from affiliated Master Portfolios	840	852
Interest	133	133
Expenses allocated from affiliated Master Portfolios	(6,002)	(6,094)
Waivers allocated from affiliated Master Portfolios	250	255

Total investment income	86,650	88,248

Expenses
Management fee	12,091	12,244
Administration fees
Class A	319	457
Class C	251	251
Class R	113 [1]	113 [1]
Class R4	97	97
Class R6	1,680	1,683
Shareholder servicing fees
Class A	380	545
Class C	298	299
Class R	134 [1]	134 [1]
Class R4	121	122
Distribution fees
Class C	895	897
Class R	134 [1]	134 [1]
Custody and accounting fees	26,539	25,941
Professional fees	38,887	38,887
Registration fees	68,448	75,453
Shareholder report expenses	54,345	54,345
Trustees’ fees and expenses	21,046	21,046
Other fees and expenses	3,446	3,632

Total expenses	229,224	236,280
Less: Fee waivers and/or expense reimbursements	(220,767)	(227,514)

Net expenses	8,457	8,766

Net investment income	78,193	79,482

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	95,925	97,677
Unaffiliated Underlying Funds	21,577	14,131
Affiliated Underlying Funds	(24,402)	(29,088)
Futures transactions	3,909	3,905
Capital gain distributions from unaffiliated Underlying Funds	5,047	5,164
Capital gain distributions from affiliated Underlying Funds	199,835	204,433

Net realized gains on investments	301,891	296,222

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	7,121	6,386
Unaffiliated Underlying Funds	192,507	201,809
Affiliated Underlying Funds	140,211	143,864
Futures transactions	(7,951)	(7,951)

Net change in unrealized gains (losses) on investments	331,888	344,108

Net realized and unrealized gains (losses) on investments	633,779	640,330

Net increase in net assets resulting from operations	$711,972	$719,812

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$1	$1
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$49	$50

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	79

	Dynamic Target Today Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$88,772		$100,782		$85,014
Net realized gains on investments		204,973		134,802		83,361
Net change in unrealized gains (losses) on investments		(117,841)		62,695		248,990

Net increase in net assets resulting from operations		175,904		298,279		417,365

Distributions to shareholders from net investment income and net realized gains
Class A		(36,024)		(8,659)		(2,204)
Class C		(9,345)		(2,744)		(1,371)
Class R		N/A		0 [3]		(1,886)
Class R4		(10,587)		(3,896)		(2,440)
Class R6		(495,495)		(187,081)		(119,501)

Total distributions to shareholders		(551,451)		(202,380)		(127,402)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	5,826	59,358	15,000	163,052	12,071	124,990

Reinvestment of distributions
Class A	2,634	25,760	460	5,007	217	2,204
Class C	0	0	0	0	135	1,371
Class R	N/A	N/A	0 [3]	0 [3]	186	1,886
Class R4	0	0	0	0	242	2,440
Class R6	0	0	0	0	11,839	119,501

		25,760		5,007		127,402

Payment for shares redeemed
Class A	(4,404)	(46,017)	(2,288)	(25,033)	0	0
Class R	N/A	N/A	(10,219)[3]	(111,799)[3]	0	0

		(46,017)		(136,832)		0

Net increase in net assets resulting from capital share transactions		39,101		31,227		252,392

Total increase (decrease) in net assets		(336,446)		127,126		542,355

Net assets
Beginning of period		5,727,329		5,600,203		5,057,848

End of period		$5,390,883		$5,727,329		$5,600,203

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $23,461 and $32,823, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

80	Target Date Retirement Funds	Statements of changes in net assets

	Dynamic Target 2015 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$82,845		$98,476		$84,277
Net realized gains on investments		270,816		185,614		106,903
Net change in unrealized gains (losses) on investments		(191,326)		123,486		345,081

Net increase in net assets resulting from operations		162,335		407,576		536,261

Distributions to shareholders from net investment income and net realized gains
Class A		(49,785)		(17,269)		(7,091)
Class C		(12,834)		(3,262)		(1,454)
Class R		N/A		0 [3]		(1,968)
Class R4		(14,143)		(4,434)		(2,516)
Class R6		(659,519)		(212,012)		(122,927)

Total distributions to shareholders		(736,281)		(236,977)		(135,956)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	3,093	34,587	20,386	225,685	19,725	200,792

Reinvestment of distributions
Class A	3,744	36,027	1,177	13,065	698	7,091
Class C	0	0	0	0	143	1,454
Class R	N/A	N/A	0 [3]	0 [3]	195	1,968
Class R4	0	0	0	0	249	2,516
Class R6	0	0	0	0	12,204	122,927

		36,027		13,065		135,956

Payment for shares redeemed
Class A	(9,037)	(98,206)	(14,072)	(157,011)	(6,551)	(67,923)
Class R	N/A	N/A	(10,237)[3]	(114,241)[3]	0	0

		(98,206)		(271,252)		(67,923)

Net increase (decrease) in net assets resulting from capital share transactions		(27,592)		(32,502)		268,825

Total increase (decrease) in net assets		(601,538)		138,097		669,130

Net assets
Beginning of period		5,935,637		5,797,540		5,128,410

End of period		$5,334,099		$5,935,637		$5,797,540

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $18,398 and $31,897, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	81

	Dynamic Target 2020 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$79,004		$94,850		$80,858
Net realized gains on investments		318,626		207,399		123,613
Net change in unrealized gains (losses) on investments		(216,125)		178,376		396,446

Net increase in net assets resulting from operations		181,505		480,625		600,917

Distributions to shareholders from net investment income and net realized gains
Class A		(60,870)		(17,727)		(8,914)
Class C		(14,641)		(3,584)		(2,119)
Class R		N/A		0 [3]		(2,576)
Class R4		(15,976)		(4,812)		(3,107)
Class R6		(744,080)		(229,454)		(149,849)

Total distributions to shareholders		(835,567)		(255,577)		(166,565)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	25,542	246,644	37,638	417,972	30,516	311,046

Reinvestment of distributions
Class A	4,744	45,187	1,179	13,202	877	8,914
Class C	0	0	0	0	209	2,119
Class R	N/A	N/A	0 [3]	0 [3]	253	2,576
Class R4	0	0	0	0	305	3,107
Class R6	0	0	0	0	14,705	149,849

		45,187		13,202		166,565

Payment for shares redeemed
Class A	(16,021)	(171,963)	(25,710)	(288,158)	(8,091)	(84,862)
Class R	N/A	N/A	(10,299)[3]	(116,280)[3]	0	0

		(171,963)		(404,438)		(84,862)

Net increase in net assets resulting from capital share transactions		119,868		26,736		392,749

Total increase (decrease) in net assets		(534,194)		251,784		827,101

Net assets
Beginning of period		6,129,382		5,877,598		5,050,497

End of period		$5,595,188		$6,129,382		$5,877,598

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $14,722 and $29,342, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

82	Target Date Retirement Funds	Statements of changes in net assets

	Dynamic Target 2025 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$87,236		$95,477		$79,136
Net realized gains on investments		304,336		233,441		140,868
Net change in unrealized gains (losses) on investments		(213,852)		227,374		454,255

Net increase in net assets resulting from operations		177,720		556,292		674,259

Distributions to shareholders from net investment income and net realized gains
Class A		(211,810)		(30,732)		(10,262)
Class C		(17,720)		(4,346)		(2,245)
Class R		N/A		0 [3]		(2,442)
Class R4		(15,828)		(5,079)		(2,971)
Class R6		(737,362)		(241,848)		(143,548)

Total distributions to shareholders		(982,720)		(282,005)		(161,468)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	50,265	506,905	103,325	1,193,158	34,604	357,936
Class C	2,262	26,062	40	460	1,182	11,621

		532,967		1,193,618		369,557

Reinvestment of distributions
Class A	20,342	196,231	2,278	25,877	1,009	10,262
Class C	332	3,183	0	0	222	2,245
Class R	N/A	N/A	0 [3]	0 [3]	240	2,442
Class R4	0	0	0	0	291	2,971
Class R6	0	0	0	0	14,081	143,548

		199,414		25,877		161,468

Payment for shares redeemed
Class A	(11,116)	(107,757)	(20,981)	(239,625)	(7,624)	(80,810)
Class C	(1,246)	(13,796)	0	0	0	0
Class R	N/A	N/A	(10,291)[3]	(117,732)[3]	0	0

		(121,553)		(357,357)		(80,810)

Net increase in net assets resulting from capital share transactions		610,828		862,138		450,215

Total increase (decrease) in net assets		(194,172)		1,136,425		963,006

Net assets
Beginning of period		7,195,878		6,059,453		5,096,447

End of period		$7,001,706		$7,195,878		$6,059,453

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $12,057 and $28,262, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	83

	Dynamic Target 2030 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017

Operations
Net investment income		$76,778		$90,167		$75,853
Net realized gains on investments		360,992		271,306		151,269
Net change in unrealized gains (losses) on investments		(279,792)		288,238		501,589

Net increase in net assets resulting from operations		157,978		649,711		728,711

Distributions to shareholders from net investment income and net realized gains
Class A		(159,867)		(33,469)		(10,026)
Class C		(18,837)		(4,147)		(2,129)
Class R		N/A		0 [3]		(2,624)
Class R4		(19,212)		(5,342)		(3,151)
Class R6		(893,363)		(253,969)		(151,816)

Total distributions to shareholders		(1,091,279)		(296,927)		(169,746)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	20,826	215,923	42,081	487,575	32,383	332,697
Class C	5,158	47,355	23	253	16	173
Class R	N/A	N/A	0 [3]	0 [3]	0	0
Class R4	0	0	0	0	0	0
Class R6	0	0	0	0	0	0

		263,278		487,828		332,870

Reinvestment of distributions
Class A	13,298	125,493	2,468	28,325	986	10,026
Class C	40	362	0	0	210	2,129
Class R	N/A	N/A	0 [3]	0 [3]	258	2,624
Class R4	0	0	0	0	309	3,151
Class R6	0	0	0	0	14,883	151,816

		125,855		28,325		169,746

Payment for shares redeemed
Class A	(11,891)	(113,848)	(14,800)	(168,809)	(1,189)	(12,035)
Class C	(1)	(10)	(1)	(10)	0	0
Class R	N/A	N/A	(10,313)[3]	(119,216)[3]	0	0

		(113,858)		(288,035)		(12,035)

Net increase in net assets resulting from capital share transactions		275,275		228,118		490,581

Total increase (decrease) in net assets		(658,026)		580,902		1,049,546

Net assets
Beginning of period		6,699,569		6,118,667		5,069,121

End of period		$6,041,543		$6,699,569		$6,118,667

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $6,806 and $26,138, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

84	Target Date Retirement Funds	Statements of changes in net assets

	Dynamic Target 2035 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$68,442		$84,130		$73,263
Net realized gains on investments		403,375		281,177		165,636
Net change in unrealized gains (losses) on investments		(326,225)		319,827		525,988

Net increase in net assets resulting from operations		145,592		685,134		764,887

Distributions to shareholders from net investment income and net realized gains
Class A		(92,213)		(20,258)		(6,527)
Class C		(20,401)		(4,536)		(2,295)
Class R		N/A		0 [3]		(2,788)
Class R4		(21,533)		(5,751)		(3,313)
Class R6		(1,000,400)		(272,883)		(159,280)

Total distributions to shareholders		(1,134,547)		(303,428)		(174,203)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	7,644	86,194	11,749	136,284	18,090	186,267
Class C	28	311	33	371	0	0

		86,505		136,655		186,267

Reinvestment of distributions
Class A	7,619	70,937	1,274	14,733	642	6,527
Class C	11	101	0	0	226	2,295
Class R	N/A	N/A	0 [3]	0 [3]	274	2,788
Class R4	0	0	0	0	325	3,313
Class R6	0	0	0	0	15,622	159,280

		71,038		14,733		174,203

Payment for shares redeemed
Class A	(1,204)	(12,540)	(4,960)	(57,989)	0	0
Class C	(1)	(10)	(1)	(10)	0	0
Class R	N/A	N/A	(10,332)[3]	(120,471)[3]	0	0

		(12,550)		(178,470)		0

Net increase (decrease) in net assets resulting from capital share transactions		144,993		(27,082)		360,470

Total increase (decrease) in net assets		(843,962)		354,624		951,154

Net assets
Beginning of period		6,302,905		5,948,281		4,997,127

End of period		$5,458,943		$6,302,905		$5,948,281

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $3,822 and $24,795, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	85

	Dynamic Target 2040 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$62,655		$81,629		$71,924
Net realized gains on investments		425,134		289,487		169,081
Net change in unrealized gains (losses) on investments		(358,045)		345,801		550,218

Net increase in net assets resulting from operations		129,744		716,917		791,223

Distributions to shareholders from net investment income and net realized gains
Class A		(81,122)		(23,446)		(6,907)
Class C		(21,572)		(4,589)		(2,256)
Class R		N/A		0 [3]		(2,749)
Class R4		(22,716)		(5,818)		(3,274)
Class R6		(1,054,983)		(276,025)		(157,492)

Total distributions to shareholders		(1,180,393)		(309,878)		(172,678)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	4,693	45,463	22,665	262,751	12,026	124,333

Reinvestment of distributions
Class A	6,359	58,731	1,531	17,789	680	6,907
Class C	0	0	0	0	222	2,256
Class R	N/A	N/A	0 [3]	0 [3]	270	2,749
Class R4	0	0	0	0	322	3,274
Class R6	0	0	0	0	15,447	157,492

		58,731		17,789		172,678

Payment for shares redeemed
Class A	(4,887)	(56,564)	(11,843)	(133,335)	(751)	(7,273)
Class R	N/A	N/A	(10,331)[3]	(121,078)[3]	0	0

		(56,564)		(254,413)		(7,273)

Net increase in net assets resulting from capital share transactions		47,630		26,127		289,738

Total increase (decrease) in net assets		(1,003,019)		433,166		908,283

Net assets
Beginning of period		6,366,383		5,933,217		5,024,934

End of period		$5,363,364		$6,366,383		$5,933,217

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $1,231 and $23,734, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

86	Target Date Retirement Funds	Statements of changes in net assets

	Dynamic Target 2045 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$60,220		$79,429		$71,101
Net realized gains on investments		388,694		303,822		169,342
Net change in unrealized gains (losses) on investments		(344,323)		339,121		556,472

Net increase in net assets resulting from operations		104,591		722,372		796,915

Distributions to shareholders from net investment income and net realized gains
Class A		(61,549)		(12,713)		(4,628)
Class C		(22,266)		(4,745)		(2,470)
Class R		N/A		0 [3]		(2,963)
Class R4		(23,244)		(5,966)		(3,489)
Class R6		(1,078,242)		(282,869)		(167,393)

Total distributions to shareholders		(1,185,301)		(306,293)		(180,943)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	4,514	47,669	7,143	83,118	8,445	87,252
Class C	198	1,981	107	1,260	0	0

		49,650		84,378		87,252

Reinvestment of distributions
Class A	4,186	38,472	602	7,025	455	4,628
Class C	16	145	0	0	244	2,470
Class R	N/A	N/A	0 [3]	0 [3]	291	2,963
Class R4	0	0	0	0	342	3,489
Class R6	0	0	0	0	16,406	167,393

		38,617		7,025		180,943

Payment for shares redeemed
Class A	(2,637)	(30,241)	(87)	(1,040)	(1,098)	(12,116)
Class C	(1)	(10)	(107)	(1,258)	0	0
Class R	N/A	N/A	(10,352)[3]	(121,641)[3]	0	0

		(30,251)		(123,939)		(12,116)

Net increase (decrease) in net assets resulting from capital share transactions		58,016		(32,536)		256,079

Total increase (decrease) in net assets		(1,022,694)		383,543		872,051

Net assets
Beginning of period		6,250,471		5,866,928		4,994,877

End of period		$5,227,777		$6,250,471		$5,866,928

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $589 and $23,339, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	87

	Dynamic Target 2050 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$59,299		$78,691		$70,686
Net realized gains on investments		365,335		300,614		169,521
Net change in unrealized gains (losses) on investments		(334,760)		334,798		549,636

Net increase in net assets resulting from operations		89,874		714,103		789,843

Distributions to shareholders from net investment income and net realized gains
Class A		(40,596)		(8,611)		(3,621)
Class C		(22,330)		(4,797)		(2,493)
Class R		N/A		0 [3]		(2,986)
Class R4		(23,283)		(6,031)		(3,511)
Class R6		(1,081,115)		(285,870)		(168,356)

Total distributions to shareholders		(1,167,324)		(305,309)		(180,967)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	1,021	11,491	10,646	126,421	2,695	28,389
Class C	222	2,200	0	0	0	0

		13,691		126,421		28,389

Reinvestment of distributions
Class A	1,930	17,714	241	2,807	356	3,621
Class C	16	147	0	0	246	2,493
Class R	N/A	N/A	0 [3]	0 [3]	294	2,986
Class R4	0	0	0	0	344	3,511
Class R6	0	0	0	0	16,500	168,356

		17,861		2,807		180,967

Payment for shares redeemed
Class A	(4,313)	(51,547)	(1,328)	(15,284)	(1,898)	(20,471)
Class C	(2)	(20)	0	0	0	0
Class R	N/A	N/A	(10,355)[3]	(121,770)[3]	0	0

		(51,567)		(137,054)		(20,471)

Net increase (decrease) in net assets resulting from capital share transactions		(20,015)		(7,826)		188,885

Total increase (decrease) in net assets		(1,097,465)		400,968		797,761

Net assets
Beginning of period		6,180,831		5,779,863		4,982,102

End of period		$5,083,366		$6,180,831		$5,779,863

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $583 and $22,984, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

88	Target Date Retirement Funds	Statements of changes in net assets

	Dynamic Target 2055 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$58,065		$78,193		$70,570
Net realized gains on investments		361,406		301,891		169,167
Net change in unrealized gains (losses) on investments		(332,495)		331,888		548,064

Net increase in net assets resulting from operations		86,976		711,972		787,801

Distributions to shareholders from net investment income and net realized gains
Class A		(35,463)		(7,154)		(3,505)
Class C		(22,192)		(4,817)		(2,524)
Class R		N/A		0 [3]		(3,016)
Class R4		(23,284)		(6,052)		(3,541)
Class R6		(1,082,903)		(286,844)		(169,743)

Total distributions to shareholders		(1,163,842)		(304,867)		(182,329)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,394	26,457	2,190	25,733	1,397	14,252

Reinvestment of distributions
Class A	1,365	12,548	121	1,413	344	3,505
Class C	0	0	0	0	249	2,524
Class R	N/A	N/A	0 [3]	0 [3]	297	3,016
Class R4	0	0	0	0	347	3,541
Class R6	0	0	0	0	16,636	169,743

		12,548		1,413		182,329

Payment for shares redeemed
Class A	(1,685)	(15,080)	(1)	(10)	0	0
Class R	N/A	N/A	(10,358)[3]	(121,701)[3]	0	0

		(15,080)		(121,711)		0

Net increase (decrease) in net assets resulting from capital share transactions		23,925		(94,565)		196,581

Total increase (decrease) in net assets		(1,052,941)		312,540		802,053

Net assets
Beginning of period		6,093,269		5,780,729		4,978,676

End of period		$5,040,328		$6,093,269		$5,780,729

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $573 and $22,922, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Target Date Retirement Funds	89

	Dynamic Target 2060 Fund
	Year ended February 28, 2019[1]		Year ended May 31, 2018[2]		Year ended May 31, 2017[2]

Operations
Net investment income		$59,658		$79,482		$70,716
Net realized gains on investments		368,119		296,222		169,695
Net change in unrealized gains (losses) on investments		(335,354)		344,108		548,107

Net increase in net assets resulting from operations		92,423		719,812		788,518

Distributions to shareholders from net investment income and net realized gains
Class A		(56,802)		(12,696)		(3,596)
Class C		(21,948)		(4,746)		(2,637)
Class R		N/A		0 [3]		(3,131)
Class R4		(23,022)		(5,982)		(3,658)
Class R6		(1,069,143)		(283,632)		(175,135)

Total distributions to shareholders		(1,170,915)		(307,056)		(188,157)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	7,237	85,061	15,177	179,059	888	9,236
Class C	0	0	5	51	0	0

		85,061		179,110		9,236

Reinvestment of distributions
Class A	3,703	34,050	585	6,830	353	3,596
Class C	1	8	0	0	260	2,637
Class R	N/A	N/A	0 [3]	0 [3]	308	3,131
Class R4	0	0	0	0	358	3,658
Class R6	0	0	0	0	17,162	175,135

		34,058		6,830		188,157

Payment for shares redeemed
Class A	(3,315)	(40,040)	(5,149)	(60,843)	(1)	(10)
Class C	(1)	(10)	0	0	0	0
Class R	N/A	N/A	(10,369)[3]	(121,936)[3]	0	0

		(40,050)		(182,779)		(10)

Net increase in net assets resulting from capital share transactions		79,069		3,161		197,383

Total increase (decrease) in net assets		(999,423)		415,917		797,744

Net assets
Beginning of period		6,197,116		5,781,199		4,983,455

End of period		$5,197,693		$6,197,116		$5,781,199

[1]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 and May 31, 2017 were $507 and $22,977, respectively. The disaggregated distributions information for the years ended May 31, 2018 and May 31, 2017 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[3]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

90	Target Date Retirement Funds	Financial highlights

Dynamic Target Today Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$10.82	0.13		0.16	(0.15)	(0.85)	$10.11
Year ended May 31, 2018	$10.65	0.15		0.38	(0.19)	(0.17)	$10.82
Year ended May 31, 2017	$10.06	0.12	[6]	0.65	(0.09)	(0.09)	$10.65
Year ended May 31, 2016[7]	$10.00	0.06		0.03	(0.03)	0.00	$10.06

Class C
Year ended February 28, 2019[3]	$10.76	0.08		0.15	(0.06)	(0.85)	$10.08
Year ended May 31, 2018	$10.58	0.07		0.38	(0.10)	(0.17)	$10.76
Year ended May 31, 2017	$10.03	0.05		0.64	(0.05)	(0.09)	$10.58
Year ended May 31, 2016[7]	$10.00	0.03		0.03	(0.03)	0.00	$10.03

Class R4
Year ended February 28, 2019[3]	$10.81	0.16		0.16	(0.18)	(0.85)	$10.10
Year ended May 31, 2018	$10.63	0.18		0.38	(0.21)	(0.17)	$10.81
Year ended May 31, 2017	$10.07	0.16		0.64	(0.15)	(0.09)	$10.63
Year ended May 31, 2016[7]	$10.00	0.08		0.03	(0.04)	0.00	$10.07

Class R6
Year ended February 28, 2019[3]	$10.82	0.17		0.15	(0.19)	(0.85)	$10.10
Year ended May 31, 2018	$10.64	0.20		0.38	(0.23)	(0.17)	$10.82
Year ended May 31, 2017	$10.08	0.17		0.65	(0.17)	(0.09)	$10.64
Year ended May 31, 2016[7]	$10.00	0.09		0.03	(0.04)	0.00	$10.08

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.12

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.11%	0.11%
Class C	0.10	0.10	0.10
Class R4	0.10	0.10	0.11
Class R6	0.10	0.11	0.11

[6]	Calculated based upon average shares outstanding

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	91

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.75%[4]	4.39%[4]	0.59%[4]	3.16%	48%	$400
1.37%	4.39%[5]	0.48%[5]	4.96%	94%	$384
1.16%	4.67%[5]	0.53%[5]	7.97%	97%	$238
1.31%	5.22%[5]	0.53%[5]	0.95%	66%	$101

0.99%[4]	5.14%[4]	1.34%[4]	2.60%	48%	$102
0.65%	5.14%[5]	1.24%[5]	4.25%	94%	$109
0.45%	5.45%[5]	1.28%[5]	7.12%	97%	$108
0.56%	5.97%[5]	1.28%[5]	0.58%	66%	$101

2.02%[4]	4.11%[4]	0.31%[4]	3.42%	48%	$104
1.67%	4.11%[5]	0.22%[5]	5.27%	94%	$111
1.51%	4.42%[5]	0.22%[5]	8.21%	97%	$109
1.62%	4.94%[5]	0.22%[5]	1.08%	66%	$101

2.17%[4]	3.97%[4]	0.16%[4]	3.49%	48%	$4,785
1.82%	3.96%[5]	0.07%[5]	5.42%	94%	$5,123
1.67%	4.27%[5]	0.06%[5]	8.48%	97%	$5,037
1.77%	4.79%[5]	0.07%[5]	1.19%	66%	$4,654

The accompanying notes are an integral part of these financial statements.

92	Target Date Retirement Funds	Financial highlights

Dynamic Target 2015 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.06	0.12		0.15	(0.13)	(1.21)	$9.99
Year ended May 31, 2018	$10.76	0.15	[5]	0.56	(0.19)	(0.22)	$11.06
Year ended May 31, 2017	$9.99	0.11		0.86	(0.09)	(0.11)	$10.76
Year ended May 31, 2016[7]	$10.00	0.07		(0.04)	(0.04)	0.00	$9.99

Class C
Year ended February 28, 2019[3]	$11.01	0.06		0.15	(0.05)	(1.21)	$9.96
Year ended May 31, 2018	$10.71	0.06		0.56	(0.10)	(0.22)	$11.01
Year ended May 31, 2017	$9.97	0.04		0.85	(0.04)	(0.11)	$10.71
Year ended May 31, 2016[7]	$10.00	0.03		(0.02)	(0.04)	0.00	$9.97

Class R4
Year ended February 28, 2019[3]	$11.07	0.15		0.14	(0.16)	(1.21)	$9.99
Year ended May 31, 2018	$10.75	0.17		0.58	(0.21)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.15		0.84	(0.14)	(0.11)	$10.75
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

Class R6
Year ended February 28, 2019[3]	$11.07	0.16		0.15	(0.18)	(1.21)	$9.99
Year ended May 31, 2018	$10.76	0.19		0.57	(0.23)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.16		0.86	(0.16)	(0.11)	$10.76
Year ended May 31, 2016[7]	$10.00	0.09		(0.03)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.12

[5]	Calculated based upon average shares outstanding

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.11%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	93

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.50%[4]	4.23%[4]	0.61%[4]	3.09%	45%	$390
1.33%	4.14%[6]	0.51%[6]	6.62%	82%	$456
1.14%	4.42%[6]	0.51%[6]	9.95%	81%	$363
1.16%	5.21%[6]	0.45%[6]	0.34%	38%	$199

0.76%[4]	4.97%[4]	1.36%[4]	2.46%	45%	$101
0.52%	4.89%[6]	1.27%[6]	5.80%	82%	$112
0.40%	5.18%[6]	1.27%[6]	9.18%	81%	$109
0.56%	5.96%[6]	1.28%[6]	0.07%	38%	$100

1.77%[4]	3.94%[4]	0.31%[4]	3.30%	45%	$103
1.56%	3.86%[6]	0.23%[6]	7.01%	82%	$114
1.45%	4.15%[6]	0.22%[6]	10.28%	81%	$111
1.61%	4.93%[6]	0.22%[6]	0.57%	38%	$101

1.91%[4]	3.80%[4]	0.16%[4]	3.47%	45%	$4,740
1.72%	3.71%[6]	0.07%[6]	7.06%	82%	$5,253
1.60%	4.00%[6]	0.06%[6]	10.44%	81%	$5,105
1.77%	4.78%[6]	0.06%[6]	0.58%	38%	$4,629

The accompanying notes are an integral part of these financial statements.

94	Target Date Retirement Funds	Financial highlights

Dynamic Target 2020 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.18	0.11		0.18	(0.12)	(1.40)	$9.95
Year ended May 31, 2018	$10.78	0.14		0.70	(0.19)	(0.25)	$11.18
Year ended May 31, 2017	$9.99	0.11	[4]	0.97	(0.12)	(0.17)	$10.78
Year ended May 31, 2016[7]	$10.00	0.06		(0.03)	(0.04)	0.00	$9.99

Class C
Year ended February 28, 2019[3]	$11.15	0.06		0.17	(0.03)	(1.40)	$9.95
Year ended May 31, 2018	$10.76	0.05		0.69	(0.10)	(0.25)	$11.15
Year ended May 31, 2017	$9.96	0.03		0.98	(0.04)	(0.17)	$10.76
Year ended May 31, 2016[7]	$10.00	0.03		(0.03)	(0.04)	0.00	$9.96

Class R4
Year ended February 28, 2019[3]	$11.22	0.14		0.17	(0.14)	(1.40)	$9.99
Year ended May 31, 2018	$10.82	0.17		0.69	(0.21)	(0.25)	$11.22
Year ended May 31, 2017	$10.01	0.14		0.97	(0.13)	(0.17)	$10.82
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

Class R6
Year ended February 28, 2019[3]	$11.23	0.15		0.17	(0.16)	(1.40)	$9.99
Year ended May 31, 2018	$10.82	0.18		0.71	(0.23)	(0.25)	$11.23
Year ended May 31, 2017	$10.01	0.16		0.97	(0.15)	(0.17)	$10.82
Year ended May 31, 2016[7]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Calculated based upon average shares outstanding

[5]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.13

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	95

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.38%[5]	4.04%[5]	0.61%[5]	3.33%	42%	$623
1.15%	3.96%[6]	0.52%[6]	7.80%	72%	$540
1.09%	4.32%[6]	0.51%[6]	11.18%	69%	$380
1.33%	5.21%[6]	0.54%[6]	0.35%	38%	$119

0.66%[5]	4.79%[5]	1.37%[5]	2.72%	42%	$102
0.43%	4.71%[6]	1.28%[6]	6.89%	72%	$114
0.33%	5.09%[6]	1.28%[6]	10.39%	69%	$110
0.53%	5.97%[6]	1.29%[6]	0.01%	38%	$100

1.71%[5]	3.77%[5]	0.32%[5]	3.59%	42%	$103
1.47%	3.68%[6]	0.24%[6]	8.03%	72%	$116
1.39%	4.06%[6]	0.23%[6]	11.60%	69%	$112
1.59%	4.94%[6]	0.23%[6]	0.61%	38%	$101

1.86%[5]	3.63%[5]	0.17%[5]	3.65%	42%	$4,767
1.63%	3.53%[6]	0.08%[6]	8.28%	72%	$5,359
1.54%	3.91%[6]	0.07%[6]	11.64%	69%	$5,165
1.74%	4.79%[6]	0.07%[6]	0.62%	38%	$4,631

The accompanying notes are an integral part of these financial statements.

96	Target Date Retirement Funds	Financial highlights

Dynamic Target 2025 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.38	0.10		0.12	(0.10)	(1.40)	$10.10
Year ended May 31, 2018	$10.87	0.11	[4]	0.87	(0.19)	(0.28)	$11.38
Year ended May 31, 2017	$9.94	0.09		1.13	(0.12)	(0.17)	$10.87
Year ended May 31, 2016[7]	$10.00	0.07		(0.08)	(0.05)	0.00	$9.94

Class C
Year ended February 28, 2019[3]	$11.35	0.05		0.12	(0.02)	(1.40)	$10.10
Year ended May 31, 2018	$10.84	0.04		0.85	(0.10)	(0.28)	$11.35
Year ended May 31, 2017	$9.91	0.03		1.10	(0.03)	(0.17)	$10.84
Year ended May 31, 2016[7]	$10.00	0.02		(0.06)	(0.05)	0.00	$9.91

Class R4
Year ended February 28, 2019[3]	$11.42	0.14		0.11	(0.13)	(1.40)	$10.14
Year ended May 31, 2018	$10.90	0.16		0.85	(0.21)	(0.28)	$11.42
Year ended May 31, 2017	$9.96	0.14		1.10	(0.13)	(0.17)	$10.90
Year ended May 31, 2016[7]	$10.00	0.08		(0.07)	(0.05)	0.00	$9.96

Class R6
Year ended February 28, 2019[3]	$11.43	0.15		0.11	(0.14)	(1.40)	$10.15
Year ended May 31, 2018	$10.91	0.18		0.85	(0.23)	(0.28)	$11.43
Year ended May 31, 2017	$9.96	0.15		1.11	(0.14)	(0.17)	$10.91
Year ended May 31, 2016[7]	$10.00	0.08		(0.06)	(0.06)	0.00	$9.96

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Calculated based upon average shares outstanding

[5]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.12
Class R4	0.12
Class R6	0.13

[6]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[7]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.11
Class R6	0.10	0.11	0.11

[7]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	97

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.31%[5]	3.81%[5]	0.60%[5]	2.76%	41%	$1,929
1.00%	4.06%[6]	0.52%[6]	9.07%	62%	$1,497
1.07%	4.75%[6]	0.49%[6]	12.62%	58%	$510
1.09%	5.25%[6]	0.46%[6]	(0.07)%	38%	$188

0.56%[5]	4.56%[5]	1.36%[5]	2.17%	41%	$130
0.36%	4.88%[6]	1.28%[6]	8.24%	62%	$130
0.29%	5.55%[6]	1.29%[6]	11.77%	58%	$124
0.52%	6.00%[6]	1.30%[6]	(0.44)%	38%	$100

1.62%[5]	3.53%[5]	0.31%[5]	2.96%	41%	$105
1.41%	3.85%[6]	0.24%[6]	9.33%	62%	$118
1.35%	4.52%[6]	0.23%[6]	12.84%	58%	$113
1.58%	4.97%[6]	0.23%[6]	0.16%	38%	$100

1.77%[5]	3.39%[5]	0.16%[5]	3.13%	41%	$4,838
1.56%	3.70%[6]	0.09%[6]	9.48%	62%	$5,451
1.50%	4.37%[6]	0.08%[6]	13.10%	58%	$5,201
1.73%	4.82%[6]	0.08%[6]	0.17%	38%	$4,609

The accompanying notes are an integral part of these financial statements.

98	Target Date Retirement Funds	Financial highlights

Dynamic Target 2030 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.54	0.11	0.12	(0.09)	(1.74)	$9.94
Year ended May 31, 2018	$10.92	0.13	0.98	(0.19)	(0.30)	$11.54
Year ended May 31, 2017	$9.91	0.09	1.22	(0.11)	(0.19)	$10.92
Year ended May 31, 2016[6]	$10.00	0.06	(0.10)	(0.05)	0.00	$9.91

Class C
Year ended February 28, 2019[3]	$11.52	0.05	0.11	(0.06)	(1.74)	$9.88
Year ended May 31, 2018	$10.90	0.03	0.99	(0.10)	(0.30)	$11.52
Year ended May 31, 2017	$9.88	0.02	1.21	(0.02)	(0.19)	$10.90
Year ended May 31, 2016[6]	$10.00	0.02	(0.09)	(0.05)	0.00	$9.88

Class R4
Year ended February 28, 2019[3]	$11.59	0.13	0.12	(0.11)	(1.74)	$9.99
Year ended May 31, 2018	$10.96	0.15	0.99	(0.21)	(0.30)	$11.59
Year ended May 31, 2017	$9.93	0.13	1.21	(0.12)	(0.19)	$10.96
Year ended May 31, 2016[6]	$10.00	0.07	(0.08)	(0.06)	0.00	$9.93

Class R6
Year ended February 28, 2019[3]	$11.60	0.14	0.12	(0.13)	(1.74)	$9.99
Year ended May 31, 2018	$10.96	0.17	1.00	(0.23)	(0.30)	$11.60
Year ended May 31, 2017	$9.93	0.14	1.22	(0.14)	(0.19)	$10.96
Year ended May 31, 2016[6]	$10.00	0.08	(0.09)	(0.06)	0.00	$9.93

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.12
Class R4	0.12
Class R6	0.13

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	99

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.23%[4]	4.08%[4]	0.60%[4]	2.99%	37%	$1,010
1.08%	4.20%[5]	0.53%[5]	10.30%	53%	$917
1.04%	4.76%[5]	0.48%[5]	13.72%	46%	$543
1.19%	5.29%[5]	0.45%[5]	(0.34)%	22%	$173

0.49%[4]	4.81%[4]	1.35%[4]	2.32%	37%	$153
0.27%	4.95%[5]	1.29%[5]	9.43%	53%	$119
0.24%	5.59%[5]	1.29%[5]	12.86%	46%	$112
0.49%	6.03%[5]	1.30%[5]	(0.70)%	22%	$99

1.51%[4]	3.80%[4]	0.31%[4]	3.19%	37%	$104
1.32%	3.92%[5]	0.25%[5]	10.53%	53%	$120
1.29%	4.56%[5]	0.24%[5]	13.99%	46%	$114
1.55%	5.00%[5]	0.24%[5]	(0.10)%	22%	$100

1.66%[4]	3.66%[4]	0.16%[4]	3.26%	37%	$4,775
1.47%	3.77%[5]	0.09%[5]	10.77%	53%	$5,544
1.44%	4.41%[5]	0.08%[5]	14.15%	46%	$5,238
1.70%	4.85%[5]	0.09%[5]	(0.09)%	22%	$4,597

The accompanying notes are an integral part of these financial statements.

100	Target Date Retirement Funds	Financial highlights

Dynamic Target 2035 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.66	0.09	0.14	(0.08)	(1.97)	$9.84
Year ended May 31, 2018	$10.97	0.11	1.11	(0.19)	(0.34)	$11.66
Year ended May 31, 2017	$9.88	0.09	1.32	(0.11)	(0.21)	$10.97
Year ended May 31, 2016[6]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88

Class C
Year ended February 28, 2019[3]	$11.63	0.03	0.14	0.00	(1.97)	$9.83
Year ended May 31, 2018	$10.95	0.02	1.10	(0.10)	(0.34)	$11.63
Year ended May 31, 2017	$9.84	0.02	1.32	(0.02)	(0.21)	$10.95
Year ended May 31, 2016[6]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84

Class R4
Year ended February 28, 2019[3]	$11.71	0.12	0.13	(0.10)	(1.97)	$9.89
Year ended May 31, 2018	$11.00	0.15	1.11	(0.21)	(0.34)	$11.71
Year ended May 31, 2017	$9.89	0.13	1.31	(0.12)	(0.21)	$11.00
Year ended May 31, 2016[6]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89

Class R6
Year ended February 28, 2019[3]	$11.72	0.13	0.13	(0.12)	(1.97)	$9.89
Year ended May 31, 2018	$11.01	0.16	1.12	(0.23)	(0.34)	$11.72
Year ended May 31, 2017	$9.89	0.14	1.33	(0.14)	(0.21)	$11.01
Year ended May 31, 2016[6]	$10.00	0.08	(0.13)	(0.06)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.13
Class R4	0.13
Class R6	0.13

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	101

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.16%[4]	4.34%[4]	0.60%[4]	3.13%	34%	$521
0.99%	4.32%[5]	0.53%[5]	11.24%	44%	$453
1.05%	4.86%[5]	0.49%[5]	14.74%	39%	$338
1.24%	5.32%[5]	0.55%[5]	(0.62)%	19%	$119

0.37%[4]	5.08%[4]	1.36%[4]	2.55%	34%	$102
0.21%	5.07%[5]	1.29%[5]	10.30%	44%	$120
0.21%	5.67%[5]	1.29%[5]	14.02%	39%	$113
0.48%	6.06%[5]	1.30%[5]	(1.08)%	19%	$99

1.42%[4]	4.06%[4]	0.31%[4]	3.34%	34%	$103
1.26%	4.04%[5]	0.25%[5]	11.59%	44%	$122
1.26%	4.64%[5]	0.24%[5]	15.05%	39%	$114
1.54%	5.03%[5]	0.24%[5]	(0.48)%	19%	$99

1.57%[4]	3.91%[4]	0.16%[4]	3.41%	34%	$4,734
1.41%	3.89%[5]	0.09%[5]	11.73%	44%	$5,608
1.41%	4.49%[5]	0.08%[5]	15.31%	39%	$5,270
1.69%	4.88%[5]	0.08%[5]	(0.46)%	19%	$4,580

The accompanying notes are an integral part of these financial statements.

102	Target Date Retirement Funds	Financial highlights

Dynamic Target 2040 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.74	0.08	0.11	(0.06)	(2.10)	$9.77
Year ended May 31, 2018	$11.00	0.09	1.20	(0.20)	(0.35)	$11.74
Year ended May 31, 2017	$9.85	0.09	1.37	(0.11)	(0.20)	$11.00
Year ended May 31, 2016[6]	$10.00	0.06	(0.15)	(0.06)	0.00	$9.85

Class C
Year ended February 28, 2019[3]	$11.72	0.02	0.12	0.00	(2.10)	$9.76
Year ended May 31, 2018	$10.98	0.02	1.17	(0.10)	(0.35)	$11.72
Year ended May 31, 2017	$9.82	0.02	1.36	(0.02)	(0.20)	$10.98
Year ended May 31, 2016[6]	$10.00	0.02	(0.15)	(0.05)	0.00	$9.82

Class R4
Year ended February 28, 2019[3]	$11.80	0.11	0.11	(0.09)	(2.10)	$9.83
Year ended May 31, 2018	$11.04	0.14	1.18	(0.21)	(0.35)	$11.80
Year ended May 31, 2017	$9.86	0.13	1.37	(0.12)	(0.20)	$11.04
Year ended May 31, 2016[6]	$10.00	0.07	(0.15)	(0.06)	0.00	$9.86

Class R6
Year ended February 28, 2019[3]	$11.81	0.12	0.12	(0.11)	(2.10)	$9.84
Year ended May 31, 2018	$11.04	0.16	1.19	(0.23)	(0.35)	$11.81
Year ended May 31, 2017	$9.87	0.14	1.36	(0.13)	(0.20)	$11.04
Year ended May 31, 2016[6]	$10.00	0.08	(0.14)	(0.07)	0.00	$9.87

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.13
Class R4	0.13
Class R6	0.13

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	103

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

0.99%[4]	4.11%[4]	0.63%[4]	2.80%	32%	$454
1.02%	3.93%[5]	0.54%[5]	11.79%	40%	$472
1.01%	4.46%[5]	0.51%[5]	15.34%	33%	$307
1.22%	5.33%[5]	0.53%[5]	(0.90)%	15%	$157

0.25%[4]	4.85%[4]	1.38%[4]	2.30%	32%	$100
0.16%	4.70%[5]	1.29%[5]	10.88%	40%	$120
0.18%	5.25%[5]	1.30%[5]	14.52%	33%	$113
0.47%	6.07%[5]	1.30%[5]	(1.25)%	15%	$99

1.29%[4]	3.82%[4]	0.34%[4]	3.06%	32%	$102
1.21%	3.67%[5]	0.25%[5]	12.07%	40%	$123
1.24%	4.22%[5]	0.24%[5]	15.78%	33%	$115
1.53%	5.04%[5]	0.24%[5]	(0.76)%	15%	$99

1.44%[4]	3.67%[4]	0.19%[4]	3.24%	32%	$4,707
1.36%	3.52%[5]	0.10%[5]	12.31%	40%	$5,651
1.39%	4.07%[5]	0.09%[5]	15.82%	33%	$5,285
1.69%	4.90%[5]	0.09%[5]	(0.64)%	15%	$4,571

The accompanying notes are an integral part of these financial statements.

104	Target Date Retirement Funds	Financial highlights

Dynamic Target 2045 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.79	0.08	0.08	(0.07)	(2.15)	$9.73
Year ended May 31, 2018	$11.02	0.12	1.20	(0.19)	(0.36)	$11.79
Year ended May 31, 2017	$9.86	0.08	1.41	(0.10)	(0.23)	$11.02
Year ended May 31, 2016[6]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86

Class C
Year ended February 28, 2019[3]	$11.75	0.02	0.09	0.00	(2.15)	$9.71
Year ended May 31, 2018	$10.99	0.02	1.20	(0.10)	(0.36)	$11.75
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83

Class R4
Year ended February 28, 2019[3]	$11.83	0.11	0.08	(0.09)	(2.15)	$9.78
Year ended May 31, 2018	$11.05	0.14	1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 28, 2019[3]	$11.84	0.12	0.08	(0.10)	(2.15)	$9.79
Year ended May 31, 2018	$11.06	0.16	1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.14%
Class C	0.13
Class R4	0.13
Class R6	0.14

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	105

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

0.97%[4]	4.18%[4]	0.61%[4]	2.62%	31%	$329
0.90%	4.09%[5]	0.54%[5]	12.06%	35%	$327
0.98%	4.58%[5]	0.51%[5]	15.64%	31%	$221
1.23%	5.36%[5]	0.53%[5]	(0.79)%	14%	$121

0.21%[4]	4.92%[4]	1.36%[4]	2.06%	31%	$102
0.15%	4.84%[5]	1.29%[5]	11.18%	35%	$121
0.17%	5.37%[5]	1.30%[5]	14.74%	31%	$113
0.48%	6.10%[5]	1.30%[5]	(1.15)%	14%	$99

1.25%[4]	3.89%[4]	0.32%[4]	2.81%	31%	$102
1.19%	3.81%[5]	0.25%[5]	12.36%	35%	$123
1.23%	4.34%[5]	0.24%[5]	15.88%	31%	$115
1.54%	5.07%[5]	0.24%[5]	(0.55)%	14%	$99

1.40%[4]	3.75%[4]	0.17%[4]	2.97%	31%	$4,695
1.35%	3.66%[5]	0.10%[5]	12.51%	35%	$5.679
1.38%	4.19%[5]	0.09%[5]	16.14%	31%	$5,303
1.69%	4.92%[5]	0.09%[5]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

106	Target Date Retirement Funds	Financial highlights

Dynamic Target 2050 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.80	0.07	0.06	(0.05)	(2.15)	$9.73
Year ended May 31, 2018	$11.03	0.11	1.22	(0.20)	(0.36)	$11.80
Year ended May 31, 2017	$9.86	0.09	1.40	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[6]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86

Class C
Year ended February 28, 2019[3]	$11.76	0.02	0.05	0.00	(2.15)	$9.68
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83

Class R4
Year ended February 28, 2019[3]	$11.83	0.10	0.06	(0.08)	(2.15)	$9.76
Year ended May 31, 2018	$11.05	0.14	1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 28, 2019[3]	$11.84	0.12	0.05	(0.10)	(2.15)	$9.76
Year ended May 31, 2018	$11.06	0.16	1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.13
Class R4	0.13
Class R6	0.14

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	107

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

0.96%[4]	4.34%[4]	0.60%[4]	2.37%	31%	$198
0.83%	4.26%[5]	0.54%[5]	12.16%	35%	$256
0.91%	4.80%[5]	0.53%[5]	15.65%	31%	$134
1.22%	5.25%[5]	0.53%[5]	(0.78)%	14%	$108

0.21%[4]	5.09%[4]	1.35%[4]	1.77%	31%	$102
0.15%	5.02%[5]	1.29%[5]	11.33%	35%	$121
0.18%	5.56%[5]	1.29%[5]	14.77%	31%	$113
0.48%	6.00%[5]	1.30%[5]	(1.15)%	14%	$99

1.25%[4]	4.06%[4]	0.30%[4]	2.67%	31%	$102
1.19%	3.99%[5]	0.25%[5]	12.42%	35%	$123
1.23%	4.53%[5]	0.24%[5]	15.90%	31%	$115
1.53%	4.97%[5]	0.24%[5]	(0.55)%	14%	$99

1.40%[4]	3.92%[4]	0.15%[4]	2.75%	31%	$4,682
1.35%	3.84%[5]	0.10%[5]	12.56%	35%	$5,681
1.39%	4.38%[5]	0.09%[5]	16.17%	31%	$5,304
1.69%	4.82%[5]	0.09%[5]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

108	Target Date Retirement Funds	Financial highlights

Dynamic Target 2055 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.80	0.08	0.05	(0.05)	(2.15)	$9.73
Year ended May 31, 2018	$11.03	0.11	1.22	(0.19)	(0.37)	$11.80
Year ended May 31, 2017	$9.87	0.09	1.39	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[6]	$10.00	0.06	(0.13)	(0.06)	0.00	$9.87

Class C
Year ended February 28, 2019[3]	$11.75	0.02	0.05	0.00	(2.15)	$9.67
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.37)	$11.75
Year ended May 31, 2017	$9.84	0.02	1.38	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84

Class R4
Year ended February 28, 2019[3]	$11.83	0.10	0.05	(0.08)	(2.15)	$9.75
Year ended May 31, 2018	$11.05	0.14	1.23	(0.22)	(0.37)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88

Class R6
Year ended February 28, 2019[3]	$11.84	0.12	0.04	(0.10)	(2.15)	$9.75
Year ended May 31, 2018	$11.06	0.16	1.22	(0.23)	(0.37)	$11.84
Year ended May 31, 2017	$9.89	0.14	1.39	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08	(0.12)	(0.07)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.13%
Class C	0.13
Class R4	0.13
Class R6	0.14

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	109

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

0.95%[4]	4.31%[4]	0.61%[4]	2.37%	31%	$161
0.89%	4.18%[5]	0.54%[5]	12.10%	34%	$170
0.90%	4.67%[5]	0.54%[5]	15.56%	31%	$134
1.21%	5.23%[5]	0.54%[5]	(0.68)%	14%	$103

0.18%[4]	5.04%[4]	1.36%[4]	1.77%	31%	$100
0.15%	4.93%[5]	1.29%[5]	11.25%	34%	$121
0.17%	5.42%[5]	1.30%[5]	14.68%	31%	$113
0.47%	5.98%[5]	1.30%[5]	(1.05)%	14%	$99

1.23%[4]	4.02%[4]	0.32%[4]	2.58%	31%	$102
1.19%	3.90%[5]	0.25%[5]	12.44%	34%	$123
1.23%	4.39%[5]	0.24%[5]	15.94%	31%	$115
1.53%	4.95%[5]	0.24%[5]	(0.55)%	14%	$99

1.38%[4]	3.87%[4]	0.17%[4]	2.70%	31%	$4,678
1.34%	3.75%[5]	0.10%[5]	12.58%	34%	$5,679
1.38%	4.25%[5]	0.09%[5]	16.08%	31%	$5,305
1.69%	4.80%[5]	0.09%[5]	(0.43)%	14%	$4,579

The accompanying notes are an integral part of these financial statements.

110	Target Date Retirement Funds	Financial highlights

Dynamic Target 2060 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended February 28, 2019[3]	$11.79	0.08	0.06	(0.06)	(2.13)	$9.74
Year ended May 31, 2018	$11.03	0.09	1.23	(0.20)	(0.36)	$11.79
Year ended May 31, 2017	$9.88	0.09	1.39	(0.09)	(0.24)	$11.03
Year ended May 31, 2016[6]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88

Class C
Year ended February 28, 2019[3]	$11.76	0.02	0.07	0.00	(2.13)	$9.72
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.85	0.02	1.38	(0.02)	(0.24)	$10.99
Year ended May 31, 2016[6]	$10.00	0.02	(0.12)	(0.05)	0.00	$9.85

Class R4
Year ended February 28, 2019[3]	$11.84	0.10	0.06	(0.08)	(2.13)	$9.79
Year ended May 31, 2018	$11.05	0.14	1.22	(0.21)	(0.36)	$11.84
Year ended May 31, 2017	$9.89	0.13	1.39	(0.12)	(0.24)	$11.05
Year ended May 31, 2016[6]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89

Class R6
Year ended February 28, 2019[3]	$11.85	0.12	0.06	(0.10)	(2.13)	$9.80
Year ended May 31, 2018	$11.06	0.16	1.22	(0.23)	(0.36)	$11.85
Year ended May 31, 2017	$9.90	0.14	1.39	(0.13)	(0.24)	$11.06
Year ended May 31, 2016[6]	$10.00	0.08	(0.11)	(0.07)	0.00	$9.90

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	For the nine months ended February 28, 2019. The Fund changed its fiscal year end from May 31 to February 28, effective February 28, 2019.

[4]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended February 28, 2019[3]
Class A	0.14%
Class C	0.13
Class R4	0.13
Class R6	0.14

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Target Date Retirement Funds	111

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

0.97%[4]	4.30%[4]	0.59%[4]	2.40%	31%	$290
1.03%	4.22%[5]	0.53%[5]	12.12%	36%	$261
0.92%	4.80%[5]	0.55%[5]	15.57%	30%	$127
1.22%	5.24%[5]	0.55%[5]	(0.58)%	14%	$101

0.20%[4]	5.04%[4]	1.35%[4]	1.89%	31%	$100
0.15%	4.99%[5]	1.29%[5]	11.28%	36%	$121
0.17%	5.55%[5]	1.30%[5]	14.69%	30%	$113
0.48%	5.99%[5]	1.30%[5]	(0.94)%	14%	$99

1.25%[4]	4.01%[4]	0.30%[4]	2.60%	31%	$102
1.19%	3.96%[5]	0.25%[5]	12.46%	36%	$123
1.23%	4.52%[5]	0.24%[5]	15.94%	30%	$115
1.53%	4.96%[5]	0.24%[5]	(0.45)%	14%	$100

1.40%[4]	3.87%[4]	0.15%[4]	2.78%	31%	$4,706
1.35%	3.81%[5]	0.10%[5]	12.60%	36%	$5,692
1.39%	4.37%[5]	0.09%[5]	16.09%	30%	$5,312
1.69%	4.81%[5]	0.09%[5]	(0.33)%	14%	$4,584

The accompanying notes are an integral part of these financial statements.

112	Target Date Retirement Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

Each Fund is a fund-of-funds that invests in various diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio, in turn, invests in a combination of securities to get exposure to equity and fixed income asset classes (including money market securities). Each affiliated Master Portfolio directly acquires portfolio securities, and each Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are available by visiting the SEC website at sec.gov and are filed with the SEC under Wells Fargo Master Trust.

Prior to September 21, 2018, each Fund invested in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. Subsequent to September 21, 2018, each Fund invests solely in affiliated Master Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds were valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange was open for trading.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Notes to financial statements	Target Date Retirement Funds	113

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Each Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund’s fiscal year end. Therefore, a portion of each Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

114	Target Date Retirement Funds	Notes to financial statements

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 28, 2019, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax Cost	Gross unrealized gains	Gross unrealized gains	Net unrealized gains

Dynamic Target Today Fund	$5,287,703	$173,433	$(7,252)	$166,181

Dynamic Target 2015 Fund	5,181,512	223,463	(7,062)	216,401

Dynamic Target 2020 Fund	5,382,647	267,354	(7,528)	259,826

Dynamic Target 2025 Fund	6,760,635	363,258	(5,284)	357,974

Dynamic Target 2030 Fund	5,795,041	376,427	(11,305)	365,122

Dynamic Target 2035 Fund	5,216,690	372,310	(10,482)	361,828

Dynamic Target 2040 Fund	5,050,349	385,288	(11,107)	374,181

Dynamic Target 2045 Fund	4,915,771	393,611	(12,391)	381,220

Dynamic Target 2050 Fund	4,790,265	392,080	(11,525)	380,555

Dynamic Target 2055 Fund	4,733,354	389,074	(12,638)	376,436

Dynamic Target 2060 Fund	4,897,263	398,477	(11,554)	386,923

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings

Dynamic Target Today Fund	$(45,247)	$45,247

Dynamic Target 2015 Fund	(74,002)	74,002

Dynamic Target 2020 Fund	(92,868)	92,868

Dynamic Target 2025 Fund	(119,404)	119,404

Dynamic Target 2030 Fund	(136,681)	136,681

Dynamic Target 2035 Fund	(145,481)	145,481

Dynamic Target 2040 Fund	(154,982)	154,982

Dynamic Target 2045 Fund	(157,412)	157,412

Dynamic Target 2050 Fund	(156,449)	156,449

Dynamic Target 2055 Fund	(155,522)	155,522

Dynamic Target 2060 Fund	(157,005)	157,005

Notes to financial statements	Target Date Retirement Funds	115

At February 28, 2019, current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year were as follows:

	Deferred post-October capital losses
	Short-term	Long-term

Dynamic Target Today Fund	$22,618	$64,870

Dynamic Target 2015 Fund	50,234	95,289

Dynamic Target 2020 Fund	62,317	106,470

Dynamic Target 2025 Fund	110,987	173,666

Dynamic Target 2030 Fund	117,757	178,918

Dynamic Target 2035 Fund	120,453	179,532

Dynamic Target 2040 Fund	130,149	189,853

Dynamic Target 2045 Fund	140,752	201,649

Dynamic Target 2050 Fund	146,139	208,260

Dynamic Target 2055 Fund	144,652	206,159

Dynamic Target 2060 Fund	147,602	210,038

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

116	Target Date Retirement Funds	Notes to financial statements

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of February 28, 2019:

Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,448,712

	4,989	0	0	5,453,701

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,454,159
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,448,712. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,392,741

	4,989	0	0	5,397,730

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,398,188
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,392,741. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Target Date Retirement Funds	117

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,637,301

	4,989	0	0	5,642,290

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,642,748
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,637,301. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$5,987	$0	$0	$5,987

Investments measured at net asset value*				7,112,531

	5,987	0	0	7,118,518

Futures contracts	458	0	0	458

Total assets	$6,445	$0	$0	$7,118,976
Liabilities

Futures contracts	$367	$0	$0	$367

Total liabilities	$367	$0	$0	$367

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,112,531. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

118	Target Date Retirement Funds	Notes to financial statements

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$5,987	$0	$0	$5,987

Investments measured at net asset value*				6,154,052

	5,987	0	0	6,160,039

Futures contracts	458	0	0	458

Total assets	$6,445	$0	$0	$6,160,497
Liabilities

Futures contracts	$334	$0	$0	$334

Total liabilities	$334	$0	$0	$334

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,154,052. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,573,357

	4,989	0	0	5,578,346

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,578,804
Liabilities

Futures contracts	$286	$0	$0	$286

Total liabilities	$286	$0	$0	$286

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,573,357. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Target Date Retirement Funds	119

Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,419,358

	4,989	0	0	5,424,347

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,424,805
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,419,358. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,291,819

	4,989	0	0	5,296,808

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,297,266
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,291,819. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

120	Target Date Retirement Funds	Notes to financial statements

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,165,648

	4,989	0	0	5,170,637

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,171,095
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,165,648. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,104,629

	4,989	0	0	5,109,618

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,110,076
Liabilities

Futures contracts	$286	$0	$0	$286

Total liabilities	$286	$0	$0	$286

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,104,629. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Target Date Retirement Funds	121

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Short-term investments

U.S. Treasury securities	$4,989	$0	$0	$4,989

Investments measured at net asset value*				5,279,014

	4,989	0	0	5,284,003

Futures contracts	458	0	0	458

Total assets	$5,447	$0	$0	$5,284,461
Liabilities

Futures contracts	$275	$0	$0	$275

Total liabilities	$275	$0	$0	$275

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,279,014. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At February 28, 2019, the Funds did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg Barclays U.S. Intermediate Government Bond Index, before fees and expenses

Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

122	Target Date Retirement Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:

Average daily net assets	Management fee rate	Rate prior to September 21, 2018

First $5 billion	0.15%	0.20%

Next $5 billion	0.14	0.19

Over $10 billion	0.13	0.18

For the nine months ended February 28, 2019 and the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.17% and 0.20%, respectively, of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.06% as the average daily net assets of each Fund increase. Prior to September 21, 2018, WellsCap received a fee at an annual rate which started at 0.15% and declined to 0.08% as the average daily net assets of each Fund increased.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R4	0.08

Class R6	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of a Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Acquired fund fees and expenses (if any) from funds in which the underlying affiliated Master Portfolios and funds invest and from money market funds are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated Master Portfolios and funds are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.68% for Class A shares, 1.43% for Class C shares, 0.37% for Class R4 shares, and 0.22% for Class R6 shares. Prior to or after the commitment expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Target Date Retirement Funds	123

Prior to September 21, 2018, the expenses caps (including acquired fund fees and expenses from the affiliated Master Portfolios and Underlying Funds) were as follows:

	Class A	Class C	Class R4	Class R6
Dynamic Target Today Fund	0.91%	1.66%	0.67%	0.52%
Dynamic Target 2015 Fund	0.97%	1.72%	0.69%	0.54%
Dynamic Target 2020 Fund	0.99%	1.74%	0.71%	0.56%
Dynamic Target 2025 Fund	1.01%	1.76%	0.73%	0.58%
Dynamic Target 2030 Fund	1.03%	1.78%	0.75%	0.60%
Dynamic Target 2035 Fund	1.04%	1.79%	0.76%	0.61%
Dynamic Target 2040 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2045 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2050 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2055 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2060 Fund	1.05%	1.80%	0.77%	0.62%

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. A Distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the nine months ended February 28, 2019, Funds Distributor did not receive any material amounts from front-end sales charges incurred by Class A shares. No contigent deferred sales charges were incurred by Class A or Class C shares of each Fund for the nine months ended February 28, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

124	Target Date Retirement Funds	Notes to financial statements

Affiliated income

The Funds changed their fiscal year end from May 31 to February 28, effective February 28, 2019. Affiliated income from transactions with affiliated Master Portfolios for the nine months ended February 28, 2019 are reported in the table following each Portfolio of Investments. Affiliated income for the year ended May 31, 2018 was as follows for each Fund.

Dynamic Target Today Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$1,293	$0	$(1,145)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(348)	0	(6,762)	10,019

Wells Fargo Strategic Income Fund Institutional Class	(63)	0	(3,714)	17,700

Stock Funds
Wells Fargo Diversified International Fund Class R6	3,854	0	11,224	6,844

Wells Fargo Emerging Markets Equity Income Fund Class R6	2,272	0	6,381	2,493

Wells Fargo Endeavor Select Fund Institutional Class	(16,034)	23,620	25,455	159

Wells Fargo Enterprise Fund Class R6	1,476	9,290	5,295	0

Wells Fargo Intrinsic Value Fund Class R6	(913)	7,028	2,681	904

Wells Fargo Premier Large Company Growth Fund Class R6	(1,543)	29,919	4,568	0

Wells Fargo Special Mid Cap Value Fund Class R6	800	3,317	(390)	1,030

	$(9,206)	$73,174	$43,593	$39,149

Dynamic Target Today Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$7,011	$(1,785)	$1,512	$0	$72

Wells Fargo Core Bond Portfolio	(7,319)	(13,380)	0	18,934	406

Wells Fargo Large Company Value Portfolio	6,208	1,186	1,844	0	17

Wells Fargo Real Return Portfolio	2,920	(5,716)	1,904	7,344	117

Wells Fargo Small Company Growth Portfolio	4,529	11,001	276	0	92

Wells Fargo Small Company Value Portfolio	19,456	(8,151)	530	0	110

	$32,805	$(16,845)	$6,066	$26,278	$814

Notes to financial statements	Target Date Retirement Funds	125

Dynamic Target 2015 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$(95)	$0	$52	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(408)	0	(5,375)	8,171

Wells Fargo Strategic Income Fund Institutional Class	(131)	0	(3,100)	14,392

Stock Funds
Wells Fargo Diversified International Fund Class R6	6,875	0	15,512	9,966

Wells Fargo Emerging Markets Equity Income Fund Class R6	4,451	0	8,457	3,576

Wells Fargo Endeavor Select Fund Institutional Class	(24,392)	34,420	37,607	232

Wells Fargo Enterprise Fund Class R6	2,243	13,457	7,441	0

Wells Fargo Intrinsic Value Fund Class R6	(1,271)	10,237	3,784	1,316

Wells Fargo Premier Large Company Growth Fund Class R6	(2,889)	43,599	6,810	0

Wells Fargo Special Mid Cap Value Fund Class R6	1,158	4,804	(484)	1,492

	$(14,459)	$106,517	$70,704	$39,145

Dynamic Target 2015 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$10,287	$(2,564)	$2,170	$0	$103

Wells Fargo Core Bond Portfolio	(6,101)	(10,765)	0	15,301	329

Wells Fargo Large Company Value Portfolio	9,040	1,701	2,650	0	25

Wells Fargo Real Return Portfolio	1,950	(4,127)	1,535	5,950	95

Wells Fargo Small Company Growth Portfolio	6,629	15,677	395	0	132

Wells Fargo Small Company Value Portfolio	28,485	(12,312)	712	0	159

	$50,290	$(12,390)	$7,462	$21,251	$843

Dynamic Target 2020 fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$33	$0	$(276)	$0

Wells Fargo Short-Term Bond Institutional Class	(418)	0	(4,312)	6,655

Wells Fargo Strategic Income Fund Institutional Class	(115)	0	(2,604)	11,721

Stock Funds
Wells Fargo Diversified International Fund Class R6	6,006	0	20,400	12,021

Wells Fargo Emerging Markets Equity Income Fund Class R6	4,877	0	10,658	4,347

Wells Fargo Endeavor Select Fund Institutional Class	(29,947)	41,551	46,166	281

Wells Fargo Enterprise Fund Class R6	2,329	16,418	9,410	0

Wells Fargo Intrinsic Value Fund Class R6	(1,572)	12,359	4,474	1,589

Wells Fargo Premier Large Company Growth Fund Class R6	(3,961)	52,632	8,891	0

Wells Fargo Special Mid Cap Value Fund Class R6	1,064	5,861	(450)	1,820

	$(21,704)	$128,821	$92,357	$38,434

126	Target Date Retirement Funds	Notes to financial statements

Dynamic Target 2020 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$12,213	$(3,034)	$2,631	$0	$125

Wells Fargo Core Bond Portfolio	(5,107)	(8,867)	0	12,477	272

Wells Fargo Large Company Value Portfolio	10,997	2,065	3,221	2	31

Wells Fargo Real Return Portfolio	1,319	(3,229)	1,255	4,884	77

Wells Fargo Small Company Growth Portfolio	7,859	19,257	480	0	160

Wells Fargo Small Company Value Portfolio	33,748	(14,340)	1,011	0	193

	$61,029	$(8,148)	$8,598	$17,363	$858

Dynamic Target 2025 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$(300)	$0	$(3,553)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(399)	0	(1,008)	5,530

Wells Fargo Strategic Income Fund Institutional Class	(170)	0	(2,702)	9,622

Stock Funds
Wells Fargo Diversified International Fund Class R6	3,966	0	24,241	14,777

Wells Fargo Emerging Markets Equity Income Fund Class R6	1,819	0	14,659	5,440

Wells Fargo Endeavor Select Fund Institutional Class	(28,205)	51,871	48,032	350

Wells Fargo Enterprise Fund Class R6	1,566	20,277	12,642	0

Wells Fargo Intrinsic Value Fund Class R6	(1,681)	15,381	4,218	1,978

Wells Fargo Premier Large Company Growth Fund Class R6	(2,659)	65,382	8,882	0

Wells Fargo Special Mid Cap Value Fund Class R6	258	7,282	(882)	2,262

	$(25,805)	$160,193	$104,529	$39,959

Dynamic Target 2025 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$15,321	$(5,848)	$3,355	$0	$159

Wells Fargo Core Bond Portfolio	(2,317)	(9,761)	0	10,332	229

Wells Fargo Large Company Value Portfolio	13,032	1,648	4,083	3	40

Wells Fargo Real Return Portfolio	1,624	(3,528)	1,026	4,084	64

Wells Fargo Small Company Growth Portfolio	10,051	24,244	613	0	202

Wells Fargo Small Company Value Portfolio	40,444	(16,244)	1,286	0	243

	$78,155	$(9,489)	$10,363	$14,419	$937

Notes to financial statements	Target Date Retirement Funds	127

Dynamic Target 2030 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$(105)	$0	$(1,643)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(355)	0	(2,294)	3,730

Wells Fargo Strategic Income Fund Institutional Class	(137)	0	(373)	6,611

Stock Funds
Wells Fargo Diversified International Fund Class R6	5,711	0	29,593	17,034

Wells Fargo Emerging Markets Equity Income Fund Class R6	3,546	0	17,244	6,106

Wells Fargo Endeavor Select Fund Institutional Class	(32,898)	59,423	54,638	401

Wells Fargo Enterprise Fund Class R6	2,113	23,208	13,879	0

Wells Fargo Intrinsic Value Fund Class R6	(1,696)	17,626	5,236	2,267

Wells Fargo Premier Large Company Growth Fund Class R6	(3,606)	74,794	9,680	0

Wells Fargo Special Mid Cap Value Fund Class R6	389	8,342	(45)	2,591

	$(27,038)	$183,393	$125,915	$38,740

Dynamic Target 2030 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$15,786	$(3,434)	$3,713	$0	$176

Wells Fargo Core Bond Portfolio	(3,387)	(4,496)	0	6,982	153

Wells Fargo Large Company Value Portfolio	16,721	1,098	4,524	3	44

Wells Fargo Real Return Portfolio	335	(1,443)	695	2,729	43

Wells Fargo Small Company Growth Portfolio	10,256	27,915	680	0	226

Wells Fargo Small Company Value Portfolio	44,463	(17,504)	1,414	0	270

	$84,174	$2,136	$11,026	$9,714	$912

Dynamic Target 2035 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$(3)	$0	$(222)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(247)	0	(1,458)	2,400

Wells Fargo Strategic Income Fund Institutional Class	(94)	0	(990)	4,196

Stock Funds
Wells Fargo Diversified International Fund Class R6	5,345	0	32,338	17,817

Wells Fargo Emerging Markets Equity Income Fund Class R6	2,981	0	19,002	6,453

Wells Fargo Endeavor Select Fund Institutional Class	(36,134)	62,024	59,935	423

Wells Fargo Enterprise Fund Class R6	2,717	24,277	14,426	0

Wells Fargo Intrinsic Value Fund Class R6	(1,475)	18,412	5,384	2,374

Wells Fargo Premier Large Company Growth Fund Class R6	(4,296)	78,388	11,475	0

Wells Fargo Special Mid Cap Value Fund Class R6	597	8,709	13	2,705

	$(30,609)	$191,810	$139,903	$36,368

128	Target Date Retirement Funds	Notes to financial statements

Dynamic Target 2035 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$17,310	$(4,171)	$3,877	$0	$186

Wells Fargo Core Bond Portfolio	(1,684)	(3,395)	0	4,496	98

Wells Fargo Large Company Value Portfolio	15,958	2,822	3,711	4	46

Wells Fargo Real Return Portfolio	372	(1,145)	424	1,736	27

Wells Fargo Small Company Growth Portfolio	11,165	29,027	715	0	239

Wells Fargo Small Company Value Portfolio	47,467	(18,861)	2,492	0	284

	$90,588	$4,277	$11,219	$6,236	$880

Dynamic Target 2040 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$(10)	$0	$(191)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(214)	0	(862)	1,513

Wells Fargo Strategic Income Fund Institutional Class	(82)	0	(642)	2,655

Stock Funds
Wells Fargo Diversified International Fund Class R6	3,947	0	34,836	18,972

Wells Fargo Emerging Markets Equity Income Fund Class R6	3,952	0	19,136	6,774

Wells Fargo Endeavor Select Fund Institutional Class	(38,990)	66,055	63,057	446

Wells Fargo Enterprise Fund Class R6	2,014	25,940	15,698	0

Wells Fargo Intrinsic Value Fund Class R6	(1,082)	19,686	5,713	2,531

Wells Fargo Premier Large Company Growth Fund Class R6	(4,432)	83,594	10,594	0

Wells Fargo Special Mid Cap Value Fund Class R6	254	9,303	166	2,889

	$(34,643)	$204,578	$147,505	$35,780

Dynamic Target 2040 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$18,141	$(4,514)	$4,100	$0	$197

Wells Fargo Core Bond Portfolio	(1,080)	(2,131)	0	2,829	61

Wells Fargo Large Company Value Portfolio	16,281	2,989	3,917	4	49

Wells Fargo Real Return Portfolio	217	(722)	268	1,102	17

Wells Fargo Small Company Growth Portfolio	11,699	30,575	753	0	251

Wells Fargo Small Company Value Portfolio	49,765	(19,605)	2,638	0	300

	$95,023	$6,592	$11,676	$3,935	$875

Notes to financial statements	Target Date Retirement Funds	129

Dynamic Target 2045 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$27	$0	$(111)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(184)	0	(571)	1,069

Wells Fargo Strategic Income Fund Institutional Class	(43)	0	(417)	1,872

Stock Funds
Wells Fargo Diversified International Fund Class R6	5,506	0	34,203	18,842

Wells Fargo Emerging Markets Equity Income Fund Class R6	3,702	0	19,644	6,838

Wells Fargo Endeavor Select Fund Institutional Class	(32,223)	65,635	57,350	443

Wells Fargo Enterprise Fund Class R6	2,528	25,705	15,530	0

Wells Fargo Intrinsic Value Fund Class R6	(1,527)	19,485	5,708	2,505

Wells Fargo Premier Large Company Growth Fund Class R6	(3,059)	83,137	10,382	0

Wells Fargo Special Mid Cap Value Fund Class R6	629	9,202	(74)	2,858

	$(24,644)	$203,164	$141,644	$34,427

Dynamic Target 2045 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$18,273	$(4,518)	$4,115	$0	$198

Wells Fargo Core Bond Portfolio	(723)	(1,482)	0	2,000	43

Wells Fargo Large Company Value Portfolio	16,835	3,024	3,932	4	49

Wells Fargo Real Return Portfolio	230	(554)	192	777	12

Wells Fargo Small Company Growth Portfolio	11,842	30,991	761	0	254

Wells Fargo Small Company Value Portfolio	50,385	(19,818)	2,656	0	303

	$96,842	$7,643	$11,656	$2,781	$859

Dynamic Target 2050 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$34	$0	$(82)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(185)	0	(512)	984

Wells Fargo Strategic Income Fund Institutional Class	(48)	0	(366)	1,723

Stock Funds
Wells Fargo Diversified International Fund Class R6	5,150	0	33,811	18,688

Wells Fargo Emerging Markets Equity Income Fund Class R6	2,639	0	20,223	6,787

Wells Fargo Endeavor Select Fund Institutional Class	(31,766)	64,899	56,912	438

Wells Fargo Enterprise Fund Class R6	2,322	25,481	15,588	0

Wells Fargo Intrinsic Value Fund Class R6	(1,515)	19,302	5,620	2,482

Wells Fargo Premier Large Company Growth Fund Class R6	(2,883)	82,205	10,302	0

Wells Fargo Special Mid Cap Value Fund Class R6	633	9,113	(367)	2,830

	$(25,619)	$201,000	$141,129	$33,932

130	Target Date Retirement Funds	Notes to financial statements

Dynamic Target 2050 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$18,485	$(5,002)	$4,094	$0	$196

Wells Fargo Core Bond Portfolio	(580)	(1,452)	0	1,846	40

Wells Fargo Large Company Value Portfolio	16,849	2,714	3,917	4	49

Wells Fargo Real Return Portfolio	269	(573)	176	716	11

Wells Fargo Small Company Growth Portfolio	11,994	30,345	754	0	251

Wells Fargo Small Company Value Portfolio	50,131	(20,019)	2,631	0	301

	$97,148	$6,013	$11,572	$2,566	$848

Dynamic Target 2055 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$60	$0	$(95)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(185)	0	(504)	967

Wells Fargo Strategic Income Fund Institutional Class	(44)	0	(355)	1,709

Stock Funds
Wells Fargo Diversified International Fund Class R6	5,899	0	33,424	18,535

Wells Fargo Emerging Markets Equity Income Fund Class R6	3,437	0	19,516	6,734

Wells Fargo Endeavor Select Fund Institutional Class	(32,321)	64,523	57,105	436

Wells Fargo Enterprise Fund Class R6	2,618	25,333	15,204	0

Wells Fargo Intrinsic Value Fund Class R6	(1,489)	19,191	5,677	2,468

Wells Fargo Premier Large Company Growth Fund Class R6	(3,033)	81,278	10,266	0

Wells Fargo Special Mid Cap Value Fund Class R6	656	9,060	(27)	2,814

	$(24,402)	$199,385	$140,211	$33,663

Dynamic Target 2055 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$18,055	$(4,462)	$4,090	$0	$195

Wells Fargo Core Bond Portfolio	(664)	(1,337)	0	1,836	39

Wells Fargo Large Company Value Portfolio	16,447	3,013	4,987	0	48

Wells Fargo Real Return Portfolio	234	(529)	182	709	11

Wells Fargo Small Company Growth Portfolio	11,676	30,314	750	0	249

Wells Fargo Small Company Value Portfolio	50,177	(19,878)	1,455	0	298

	$95,925	$7,121	$11,464	$2,545	$840

Notes to financial statements	Target Date Retirement Funds	131

Dynamic Target 2060 Fund	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds

Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6	$60	$0	$(81)	$0

Wells Fargo Short-Term Bond Fund Institutional Class	(187)	0	(514)	981

Wells Fargo Strategic Income Fund Institutional Class	(43)	0	(368)	1,734

Stock Funds
Wells Fargo Diversified International Fund Class R6	3,826	0	35,389	18,978

Wells Fargo Emerging Markets Equity Income Fund Class R6	2,637	0	20,470	6,811

Wells Fargo Endeavor Select Fund Institutional Class	(32,682)	66,007	57,218	446

Wells Fargo Enterprise Fund Class R6	2,048	25,918	15,807	0

Wells Fargo Intrinsic Value Fund Class R6	(1,666)	19,632	5,678	2,524

Wells Fargo Premier Large Company Growth Fund Class R6	(3,589)	83,608	10,371	0

Wells Fargo Special Mid Cap Value Fund Class R6	508	9,268	(106)	2,878

	$(29,088)	$204,433	$143,864	$34,352

Dynamic Target 2060 Fund	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios

Affiliated Master Portfolios
Wells Fargo C&B Large Cap Value Portfolio	$18,492	$(4,902)	$4,166	$0	$198

Wells Fargo Core Bond Portfolio	(578)	(1,465)	0	1,863	40

Wells Fargo Large Company Value Portfolio	16,750	2,697	5,078	0	49

Wells Fargo Real Return Portfolio	277	(581)	185	719	11

Wells Fargo Small Company Growth Portfolio	12,005	30,656	760	0	252

Wells Fargo Small Company Value Portfolio	50,731	(20,019)	1,484	0	302

	$97,677	$6,386	$11,673	$2,582	$852

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Funds seek to achieve their investment objectives by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds in which the Funds invested are actual aggregate purchases and sales of those investments.

132	Target Date Retirement Funds	Notes to financial statements

Purchases and sales of investments, excluding short-term securities, for the nine months ended February 28, 2019 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$1,630,703	$1,040,119	$2,187,460	$6,295,065
Dynamic Target 2015 Fund	1,330,493	1,177,211	1,780,902	6,780,370
Dynamic Target 2020 Fund	1,105,659	1,281,555	1,471,561	7,196,376
Dynamic Target 2025 Fund	1,022,915	1,861,309	1,336,516	9,031,602
Dynamic Target 2030 Fund	668,929	1,691,246	870,448	8,550,627
Dynamic Target 2035 Fund	423,832	1,602,585	567,639	8,128,260
Dynamic Target 2040 Fund	276,975	1,617,988	378,994	8,188,083
Dynamic Target 2045 Fund	178,483	1,632,019	236,661	8,142,763
Dynamic Target 2050 Fund	153,786	1,606,645	190,504	8,066,473
Dynamic Target 2055 Fund	153,341	1,591,147	189,530	7,952,404
Dynamic Target 2060 Fund	154,231	1,628,006	191,478	8,130,282

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$3,967,286	$1,616,607	$3,789,879	$1,612,986
Dynamic Target 2015 Fund	3,232,854	1,697,702	3,088,093	1,800,812
Dynamic Target 2020 Fund	2,707,270	1,734,496	2,586,351	1,816,872
Dynamic Target 2025 Fund	2,390,510	2,315,259	2,283,742	1,818,594
Dynamic Target 2030 Fund	1,586,423	1,983,991	1,515,598	1,934,191
Dynamic Target 2035 Fund	981,529	1,744,404	937,755	1,901,401
Dynamic Target 2040 Fund	626,035	1,847,532	598,015	1,993,086
Dynamic Target 2045 Fund	433,226	1,716,710	413,872	1,897,362
Dynamic Target 2050 Fund	391,082	1,736,552	373,586	1,886,652
Dynamic Target 2055 Fund	384,652	1,646,509	367,443	1,878,493
Dynamic Target 2060 Fund	392,677	1,795,062	375,109	1,930,619

6. DERIVATIVE TRANSACTIONS

During the nine months ended February 28, 2019 and the year ended May 31, 2018, the following Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

Notes to financial statements	Target Date Retirement Funds	133

During the nine months ended February 28, 2019 and the year ended May 31, 2018, the Funds had average notional amounts in futures contracts outstanding as follows:

	Nine months ended February 28, 2019		Year ended May 31, 2018
	Average notional balance		Average notional balance
	Long futures	Short futures	Long futures	Short futures
Dynamic Target Today Fund	$223,730	$167,640	$91,953	$350,395
Dynamic Target 2015 Fund	223,730	186,029	91,953	350,395
Dynamic Target 2020 Fund	223,730	202,236	91,953	350,756
Dynamic Target 2025 Fund	223,820	236,921	91,953	350,756
Dynamic Target 2030 Fund	223,775	221,452	91,953	351,232
Dynamic Target 2035 Fund	223,730	223,131	91,953	351,232
Dynamic Target 2040 Fund	223,730	229,904	91,953	351,232
Dynamic Target 2045 Fund	223,730	239,410	91,953	351,232
Dynamic Target 2050 Fund	201,197	239,684	91,953	351,232
Dynamic Target 2055 Fund	201,198	237,516	91,953	351,232
Dynamic Target 2060 Fund	201,197	240,027	91,953	351,232

The cumulative unrealized gains (losses) reported in the table following each Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of February 28, 2019 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the nine months ended February 28, 2019 were as follows for the Funds:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Interest rate contracts	Equity contracts	Total	Interest rate contracts	Equity contracts	Total
Dynamic Target Today Fund	$266	$14,176	$14,442	$1,336	$8,069	$9,405
Dynamic Target 2015 Fund	266	8,435	8,701	1,336	8,069	9,405
Dynamic Target 2020 Fund	1,596	26,453	28,049	1,336	8,069	9,405
Dynamic Target 2025 Fund	266	11,429	11,695	1,336	7,977	9,313
Dynamic Target 2030 Fund	1,596	16,348	17,944	1,336	8,010	9,346
Dynamic Target 2035 Fund	1,596	18,457	20,053	1,336	8,058	9,394
Dynamic Target 2040 Fund	1,596	12,842	14,438	1,336	8,069	9,405
Dynamic Target 2045 Fund	1,596	7,503	9,099	1,336	8,069	9,405
Dynamic Target 2050 Fund	1,596	(1,801)	(205)	1,336	8,069	9,405
Dynamic Target 2055 Fund	266	419	685	1,336	8,058	9,394
Dynamic Target 2060 Fund	266	(431)	(165)	1,336	8,069	9,405

134	Target Date Retirement Funds	Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2018 were as follows for the Funds:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Interest rate contracts	Equity contracts	Total	Interest rate contracts	Equity contracts	Total
Dynamic Target Today Fund	$15,865	$765	$16,630	$393	$(8,344)	$(7,951)
Dynamic Target 2015 Fund	15,865	(4,287)	11,578	393	(8,344)	(7,951)
Dynamic Target 2020 Fund	15,865	(7,269)	8,598	393	(8,344)	(7,951)
Dynamic Target 2025 Fund	15,865	(15,392)	473	393	(8,344)	(7,951)
Dynamic Target 2030 Fund	15,865	(10,926)	4,939	393	(8,344)	(7,951)
Dynamic Target 2035 Fund	15,862	(10,666)	5,196	393	(8,344)	(7,951)
Dynamic Target 2040 Fund	15,864	(11,550)	4,314	393	(8,344)	(7,951)
Dynamic Target 2045 Fund	15,864	(11,955)	3,909	393	(8,344)	(7,951)
Dynamic Target 2050 Fund	15,864	(11,955)	3,909	393	(8,344)	(7,951)
Dynamic Target 2055 Fund	15,865	(11,956)	3,909	393	(8,344)	(7,951)
Dynamic Target 2060 Fund	15,865	(11,960)	3,905	393	(8,344)	(7,951)

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the nine months ended February 28, 2019, there were no borrowings by the Funds under the agreement.

8. CONCENTRATION RISK

As of February 28, 2019, the Funds were primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to its holdings in each Fund could have a material impact on the Fund. At February 28, 2019, Wells Fargo’s ownership of each Fund was as follows:

% of ownership
Dynamic Target Today Fund	94.50%
Dynamic Target 2015 Fund	94.61
Dynamic Target 2020 Fund	90.68
Dynamic Target 2025 Fund	73.48
Dynamic Target 2030 Fund	84.05
Dynamic Target 2035 Fund	92.28
Dynamic Target 2040 Fund	93.39
Dynamic Target 2045 Fund	95.58
Dynamic Target 2050 Fund	98.04
Dynamic Target 2055 Fund	98.81
Dynamic Target 2060 Fund	96.36

Notes to financial statements	Target Date Retirement Funds	135

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the nine months ended February 28, 2019 and years ended May 31, 2018 and May 31, 2017, were as follows:

	Ordinary income			Long-term capital gain
	Nine months ended February 28, 2019	Year ended May 31		Nine months ended February 28, 2019	Year ended May 31
		2018	2017		2018	2017

Dynamic Target Today Fund	$103,816	$124,638	$89,747	$447,635	$77,742	$37,655

Dynamic Target 2015 Fund	97,930	132,289	84,348	638,351	104,688	51,608

Dynamic Target 2020 Fund	93,092	135,985	81,703	742,475	119,592	84,862

Dynamic Target 2025 Fund	85,930	141,386	75,783	896,790	140,619	85,685

Dynamic Target 2030 Fund	87,398	143,677	71,023	1,003,881	153,250	98,723

Dynamic Target 2035 Fund	77,170	142,730	69,856	1,057,377	160,698	104,347

Dynamic Target 2040 Fund	74,543	143,182	68,012	1,105,850	166,696	104,666

Dynamic Target 2045 Fund	71,516	141,095	67,637	1,113,785	165,198	113,306

Dynamic Target 2050 Fund	66,824	139,471	67,465	1,100,500	165,838	113,502

Dynamic Target 2055 Fund	70,308	138,999	66,802	1,093,534	165,868	115,527

Dynamic Target 2060 Fund	67,610	140,602	67,235	1,103,305	166,454	120,922

As of February 28, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred

Dynamic Target Today Fund	$14,405	$1,371	$166,181	$(87,488)

Dynamic Target 2015 Fund	11,975	1,824	216,401	(145,523)

Dynamic Target 2020 Fund	11,786	1,608	259,826	(168,787)

Dynamic Target 2025 Fund	15,109	1,048	357,974	(284,653)

Dynamic Target 2030 Fund	14,275	221	365,122	(296,675)

Dynamic Target 2035 Fund	13,370	0	361,828	(299,985)

Dynamic Target 2040 Fund	11,064	0	374,181	(320,002)

Dynamic Target 2045 Fund	10,575	0	381,220	(342,401)

Dynamic Target 2050 Fund	11,054	0	380,555	(354,399)

Dynamic Target 2055 Fund	8,579	0	376,436	(350,811)

Dynamic Target 2060 Fund	11,287	0	386,923	(357,640)

136	Target Date Retirement Funds	Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Class A		Class C		Class R4		Class R6
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Dynamic Target Today Fund	$4,850	$3,809	$1,052	$1,692	$2,184	$1,712	$108,190	$78,891

Dynamic Target 2015 Fund	8,846	8,423	1,047	2,215	2,194	2,240	108,793	103,219

Dynamic Target 2020 Fund	7,535	10,192	1,007	2,577	2,209	2,603	109,522	119,932

Dynamic Target 2025 Fund	12,080	18,652	1,171	3,175	2,210	2,869	109,652	132,196

Dynamic Target 2030 Fund	13,281	20,188	1,009	3,138	2,182	3,160	108,392	145,577

Dynamic Target 2035 Fund	7,626	12,632	1,038	3,498	2,221	3,530	110,280	162,603

Dynamic Target 2040 Fund	8,615	14,831	1,011	3,578	2,202	3,616	109,428	166,597

Dynamic Target 2045 Fund	4,463	8,250	1,054	3,691	2,245	3,721	111,422	171,447

Dynamic Target 2050 Fund	3,240	5,371	1,049	3,748	2,244	3,787	111,382	174,488

Dynamic Target 2055 Fund	2,435	4,719	1,052	3,765	2,247	3,805	111,534	175,310

Dynamic Target 2060 Fund	4,687	8,009	1,040	3,706	2,237	3,745	111,089	172,543

The amounts of distributions to shareholders for the year ended May 31, 2017 were as follows:

	Class A		Class C		Class R		Class R4		Class R6
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Dynamic Target Today Fund	$1,103	$1,101	$466	$905	$978	$908	$1,528	$912	$77,490	$42,011

Dynamic Target 2015 Fund	3,172	3,919	381	1,073	890	1,078	1,433	1,083	73,063	49,864

Dynamic Target 2020 Fund	3,832	5,082	379	1,740	835	1,741	1,365	1,742	69,718	80,131

Dynamic Target 2025 Fund	4,226	6,036	391	1,854	782	1,660	1,310	1,661	67,137	76,411

Dynamic Target 2030 Fund	3,917	6,109	241	1,888	735	1,889	1,261	1,890	64,869	86,947

Dynamic Target 2035 Fund	2,616	3,911	223	2,072	715	2,073	1,239	2,074	63,850	95,430

Dynamic Target 2040 Fund	2,407	4,500	203	2,053	695	2,054	1,219	2,055	62,937	94,555

Dynamic Target 2045 Fund	1,818	2,810	202	2,268	694	2,269	1,219	2,270	62,946	104,447

Dynamic Target 2050 Fund	1,082	2,539	218	2,275	709	2,277	1,233	2,278	63,547	104,809

Dynamic Target 2055 Fund	1,051	2,454	217	2,307	708	2,308	1,232	2,309	63,518	106,225

Dynamic Target 2060 Fund	1,034	2,562	216	2,421	709	2,422	1,235	2,423	63,663	111,472

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of Independent Registered Public Accounting Firm	Target Date Retirement Funds	137

TO THE SHAREHOLDERS OF THE FUNDS AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (collectively, the Funds), eleven of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 28, 2019, the related statements of operations for the period from June 1, 2018 to February 28, 2019 and for the year ended May 31, 2018, the statements of changes in net assets for the period from June 1, 2018 to February 28, 2019 and for each of the years in the two-year period ended May 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from November 30, 2015 (commencement of operations) to February 28, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations for the period then ended and the year ended May 31, 2018, the changes in their net assets for the period then ended and for each of the years in the two-year period ended May 31, 2018, and the financial highlights for each of the years or periods in the period from the commencement of operations to February 28, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 26, 2019

138	Target Date Retirement Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2019:

Dividends-received deduction

Dynamic Target Today Fund	9.93%

Dynamic Target 2015 Fund	14.06%

Dynamic Target 2020 Fund	17.60%

Dynamic Target 2025 Fund	25.64%

Dynamic Target 2030 Fund	26.06%

Dynamic Target 2035 Fund	28.69%

Dynamic Target 2040 Fund	31.43%

Dynamic Target 2045 Fund	33.63%

Dynamic Target 2050 Fund	35.21%

Dynamic Target 2055 Fund	34.79%

Dynamic Target 2060 Fund	35.03%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2019:

20% rate gain distribution

Dynamic Target Today Fund	$447,635

Dynamic Target 2015 Fund	638,351

Dynamic Target 2020 Fund	742,474

Dynamic Target 2025 Fund	896,790

Dynamic Target 2030 Fund	1,003,881

Dynamic Target 2035 Fund	1,057,377

Dynamic Target 2040 Fund	1,105,850

Dynamic Target 2045 Fund	1,113,785

Dynamic Target 2050 Fund	1,100,500

Dynamic Target 2055 Fund	1,093,534

Dynamic Target 2060 Fund	1,103,305

Other information (unaudited)	Target Date Retirement Funds	139

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended February 28, 2019 have been designated as qualified dividend income (QDI):

QDI

Dynamic Target Today Fund	$16,269

Dynamic Target 2015 Fund	21,548

Dynamic Target 2020 Fund	25,887

Dynamic Target 2025 Fund	35,698

Dynamic Target 2030 Fund	37,051

Dynamic Target 2035 Fund	36,378

Dynamic Target 2040 Fund	38,823

Dynamic Target 2045 Fund	40,219

Dynamic Target 2050 Fund	39,592

Dynamic Target 2055 Fund	41,107

Dynamic Target 2060 Fund	39,881
For the fiscal year ended February 28, 2019, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends

Dynamic Target Today Fund	$40,949

Dynamic Target 2015 Fund	32,961

Dynamic Target 2020 Fund	27,332

Dynamic Target 2025 Fund	24,267

Dynamic Target 2030 Fund	16,988

Dynamic Target 2035 Fund	12,224

Dynamic Target 2040 Fund	8,755

Dynamic Target 2045 Fund	5,924

Dynamic Target 2050 Fund	4,715

Dynamic Target 2055 Fund	4,835

Dynamic Target 2060 Fund	4,735

140	Target Date Retirement Funds	Other information (unaudited)

For the fiscal year ended February 28, 2019, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends

Dynamic Target Today Fund	$5,106

Dynamic Target 2015 Fund	7,566

Dynamic Target 2020 Fund	9,891

Dynamic Target 2025 Fund	0

Dynamic Target 2030 Fund	16,549

Dynamic Target 2035 Fund	16,861

Dynamic Target 2040 Fund	20,302

Dynamic Target 2045 Fund	19,833

Dynamic Target 2050 Fund	16,535

Dynamic Target 2055 Fund	18,811

Dynamic Target 2060 Fund	17,216

For the fiscal year ended February 28, 2019, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

Dynamic Target Today Fund	9.14%

Dynamic Target 2015 Fund	7.59%

Dynamic Target 2020 Fund	6.40%

Dynamic Target 2025 Fund	5.82%

Dynamic Target 2030 Fund	3.81%

Dynamic Target 2035 Fund	3.01%

Dynamic Target 2040 Fund	2.07%

Dynamic Target 2045 Fund	1.25%

Other information (unaudited)	Target Date Retirement Funds	141

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wfam.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

142	Target Date Retirement Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Target Date Retirement Funds	143

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

144	Target Date Retirement Funds	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

Appendix A (unaudited)	Target Date Retirement Funds	145

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

146	Target Date Retirement Funds	Appendix B (unaudited)

On February 28, 2019, the Wells Fargo Dynamic Target Blended Indexes were composed of the following indexes:

	Wells Fargo Dynamic Target Today Blended Index	Wells Fargo Dynamic Target 2015 Blended Index	Wells Fargo Dynamic Target 2020 Blended Index	Wells Fargo Dynamic Target 2025 Blended Index	Wells Fargo Dynamic Target 2030 Blended Index	Wells Fargo Dynamic Target 2035 Blended Index

Bloomberg Barclays U.S. Government Intermediate Bond Index	5.00%	4.13%	2.93%	1.19%	0.26%	0.00%

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.00%	4.13%	2.93%	1.19%	0.26%	0.00%

Bloomberg Barclays U.S. Aggregate ex-Corporate Index	29.57%	24.37%	20.78%	16.93%	13.31%	10.65%

JP Morgan EMBI Global Diversified Index	2.52%	2.08%	1.77%	1.43%	1.12%	0.90%

Wells Fargo Factor Enhanced Emerging Markets Index (Net)	2.96%	3.74%	4.50%	5.60%	6.57%	7.24%

Wells Fargo Factor Enhanced International Index (Net)	9.88%	12.47%	15.00%	18.67%	22.39%	24.27%

Wells Fargo Factor Enhanced Large Cap Index	19.07%	24.08%	28.38%	33.83%	38.18%	40.39%

Wells Fargo Factor Enhanced Small Cap Index	4.76%	6.01%	7.10%	8.48%	9.26%	10.10%

Wells Fargo U.S. High Yield Bond Index	2.52%	2.08%	1.77%	1.43%	1.12%	0.90%

Wells Fargo U.S. Investment Grade Corporate Bond Index	15.39%	12.70%	10.82%	8.82%	6.93%	5.55%

Wells Fargo U.S. REIT Index	3.33%	4.21%	4.02%	2.43%	0.60%	0.00%

Average annual total returns (%) as of February 28, 2019

	1 year	5 year	10 year
Bloomberg Barclays U.S. Aggregate ex-Corporate Index[1]	3.36	–	–
Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	3.07	1.33	2.02
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	2.20	1.10	3.05
JP Morgan EMBI Global Diversified Index[4]	3.05	5.43	8.76
Wells Fargo Factor Enhanced Emerging Markets Index (Net)[5]*	-10.60	–	–
Wells Fargo Factor Enhanced International Index (Net)[6]*	-2.81	–	–
Wells Fargo Factor Enhanced Large Cap Index[7]*	8.11	–	–
Wells Fargo Factor Enhanced Small Cap Index[8]*	7.57	–	–
Wells Fargo U.S. High Yield Bond Index[9]*	3.89	–	–
Wells Fargo U.S. Investment Grade Corporate Bond Index[10]*	2.50	–	–
Wells Fargo U.S. REIT Index[11]**	19.82	–	–

*	The inception date of the index is April 2017.

**	The inception of the index date is March 2017.

[1]

The Bloomberg Barclays U.S. Aggregate ex-Corporate Bond Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

[2]

The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[3]

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with maturities more than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

[4]

The J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

Appendix B (unaudited)	Target Date Retirement Funds	147

Wells Fargo Dynamic Target 2040 Blended Index	Wells Fargo Dynamic Target 2045 Blended Index	Wells Fargo Dynamic Target 2050 Blended Index	Wells Fargo Dynamic Target 2055 Blended Index	Wells Fargo Dynamic Target 2060 Blended Index

0.00%	0.00%	0.00%	0.00%	0.00%

0.00%	0.00%	0.00%	0.00%	0.00%

7.70%	4.74%	2.96%	2.96%	2.96%

0.65%	0.40%	0.25%	0.25%	0.25%

7.87%	8.41%	8.74%	8.74%	8.74%

26.24%	28.12%	29.26%	29.26%	29.26%

42.31%	44.38%	45.60%	45.60%	45.60%

10.58%	11.09%	11.40%	11.40%	11.40%

0.65%	0.40%	0.25%	0.25%	0.25%

4.00%	2.46%	1.54%	1.54%	1.54%

0.00%	0.00%	0.00%	0.00%	0.00%

[6]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the U.S. and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[7]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[8]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[9]

The Wells Fargo US High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.

[10]

The Wells Fargo US Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[11]

The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT stock that satisfy specified market capitalization and other eligibility requirements. You cannot invest directly in an index.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

321619 04-19 ADTD/AR104 02-19

Annual Report

February 28, 2019

◾	Wells Fargo Emerging Markets Bond Fund

◾	Wells Fargo Factor Enhanced Emerging Markets Fund

◾	Wells Fargo Factor Enhanced International Fund

◾	Wells Fargo Factor Enhanced Large Cap Fund

◾	Wells Fargo Factor Enhanced Small Cap Fund

◾	Wells Fargo High Yield Corporate Bond Fund

◾	Wells Fargo International Government Bond Fund

◾	Wells Fargo U.S. Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of February 28, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Fargo Asset Management (International), LLC

Portfolio managers

Michael Lee

Alex Perrin

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2] (%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo Emerging Markets Bond Fund (WBEMX)	8-3-2017	3.13	2.16		752.83	0.00

JP Morgan EMBI Global Diversified Index[4]	–	3.05	2.14	*	–	–

JP Morgan EMBI Global Index[5]	–	2.43	1.21	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 3.

Performance highlights (unaudited)	Wells Fargo Funds	3

Wells Fargo Emerging Markets Bond Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The JP Morgan Emerging Markets Bond Index (EMBI) Global Index tracks total returns for traded external debt instruments in the emerging markets. The index includes US dollar denominated Brady bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the JP Morgan EMBI Global Diversified Index and the JP Morgan EMBI Global Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the portfolio composition of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

4	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Emerging Markets Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund outperformed its benchmark, the JP Morgan EMBI Global Diversified Index, for the 12-month period that ended February 28, 2019. The Fund also outperformed the JP Morgan EMBI Global Index for the same period.

∎

Performance of the Fund and the JP Morgan EMBI Global Diversified Index was particularly strong in the latter stage of the reporting period, helped by a dovish pivot from the U.S. Federal Reserve (Fed) amidst signs of a slowdown in global growth.

∎

Several smaller African issuers were at the forefront of this late-stage recovery, with the bonds of Nigeria, Kenya, and Senegal doing particularly well. Languishing at the bottom of the returns table over the reporting period were Argentina, Zambia, and Mexico. Venezuela was wildly volatile but ended modestly positive.

∎	With a number of new names from the Middle East being added to the benchmark, the Fund’s exposure to this region has risen. This has come largely at the expense of Eastern European issuers.

Market commentary

Absolute returns for the Fund and its benchmark were positive over the reporting period, with the final four months particularly strong. The asset fixed-income class benefited from a more cautious tone on monetary policy from the Fed in late 2018, with policymakers signaling a pause in interest rate hikes in light of a turndown in the global economy. Geopolitical risk remained elevated throughout the reporting period, with trade fears at the top of the list. Some index constituents, such as Venezuela, faced fierce domestic upheaval but there was limited spillover into other emerging markets. The U.S. dollar traded higher in the second quarter of 2018 before locking into a more sideways range versus other major currencies.

Global fixed income is at an interesting juncture, with interest rates having risen in the U.S. while Japan and core Europe lag. With the peak in growth now behind us, however, it’s difficult to see any developed market central bank tightening monetary policy in the months to come. Global inflation remains tepid. Taken together, these factors suggest that the backdrop for fixed-income investing has turned more positive. This could support inflows into emerging markets. However, numerous geopolitical and trade risks warn that increased volatility could remain a feature of global markets. Investors will need to look through short-term noise and focus instead on longer-term value.

Investment approach

The investment objective of the Fund seeks to replicate, rather than precisely duplicate, the total return of the JP Morgan EMBI Global Diversified Index before fees and expenses through a sample replication process. The index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income. One cannot invest directly in the index, and timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

Rather than purchase every security in the index, the underlying portfolio uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics and performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to concentrate its investments in quality-rating segments and countries to approximately the same extent that the index is concentrated in such quality-rating segments or countries. The components of the index may change over time, and the index may or may not be concentrated in certain quality-rating segments or countries at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Performance highlights (unaudited)	Wells Fargo Funds	5

Wells Fargo Emerging Markets Bond Fund (continued)

Ten largest holdings (%) as of February 28, 2019[7]

Dominican Republic, 5.95%, 1-25-2027	2.58

Republic of Panama, 4.50%, 5-15-2047	1.38

Republic of Sri Lanka, 6.25%, 7-27-2021	1.37

Petroleos Mexicanos Company, 4.88%, 1-24-2022	1.35

Republic of Colombia, 5.00%, 6-15-2045	1.33

Republic of Panama, 4.00%, 9-22-2024	1.31

Republic of Nigeria, 6.38%, 7-12-2023	1.28

Republic of Turkey, 5.63%, 3-30-2021	1.28

Republic of Turkey, 6.63%, 2-17-2045	1.25

Russian Federation, 7.50%, 3-31-2030	1.20

Portfolio composition as of February 28, 2019[8]

Please see footnotes on page 3.

6	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Emerging Markets Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Monisha Jayakumar

David Krider, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2] (%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo Factor Enhanced Emerging Markets Fund (WEEMX)	8-3-2017	-10.64	-2.09		728.50	0.00

Wells Fargo Factor Enhanced Emerging Markets Index (Net)[4]	–	-10.60	-1.47	*	–	–

MSCI Emerging Markets Index (Net)[5]	–	-9.89	1.30	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, index tracking risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Funds	7

Wells Fargo Factor Enhanced Emerging Markets Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[5]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo Factor Enhanced Emerging Markets Index (Net) and the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the composition of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Emerging Markets Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Wells Fargo Factor Enhanced Emerging Markets Index (Net) as well as the MSCI Emerging Markets Index (Net) for the 12-month period that ended February 28, 2019.

∎

The biggest detractors to performance for the Fund and the Wells Fargo Factor Enhanced Emerging Markets Index (Net) included tilts toward small-cap names and positioning within the financials and health care sectors.

∎	The biggest contributors to performance for the Fund and the Wells Fargo Factor Enhanced Emerging Markets Index (Net) were our tilts toward low-beta and value stocks.

Market commentary

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) fell 10.60% over the past 12 months, due to fears over economic slowdowns in major emerging nations such as China and Korea, concerns over protectionist policies between the U.S. and China, and a strengthening U.S. dollar. The sell-off favored low-beta securities, and it also favored stocks that were cheap relative to classic valuation metrics like earnings and sales. As a result, our tilts toward low-beta and value factors helped our performance relative to the Wells Fargo Factor Enhanced Emerging Markets Index (Net). We were hurt by our tilts toward smaller stocks within the index, which tended to perform worse during the market decline. We were also negatively affected by performance in the health care and financials sectors.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the index before fees and expenses. The Wells Fargo Factor Enhanced Emerging Markets Index (Net) seeks to incorporate active insights while preserving the benefits of a passively managed strategy, such as high transparency, low turnover, and low fees. The investment philosophy employed within the factor-enhanced strategy is that security returns are driven by exposure to certain key factors such as valuation, quality, price momentum, relative size, and risk and that market inefficiencies caused by patterns of investor behavior and economic change can be exploited to earn excess returns.

The index is built on a systematic, rules-based methodology designed to build a portfolio of stocks that has exposure to characteristics that we expect will maximize the portfolio’s risk-adjusted performance. One cannot invest directly in the index, and the timing of cash flows and other practical issues alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. Under certain circumstances, such as the timing of cash flows and security trading, among other conditions, the Fund may outperform the index for periods of time, although the objective of the Fund is to replicate the return of the index before fund fees and expenses are deducted.

Rather than purchase every security in the index, the Fund uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in order to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each sector and country as the index does. The components of the index may change over time, and the index may or may not be concentrated in certain sectors or countries at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Performance highlights (unaudited)	Wells Fargo Funds	9

Wells Fargo Factor Enhanced Emerging Markets Fund (continued)

Ten largest holdings (%) as of February 28, 2019[7]

Industrial & Commercial Bank of China Limited H Shares	1.76

China Mobile Limited	1.65

Lukoil PJSC	1.56

Itau Unibanco Holding SA	1.36

Banco Bradesco SA	1.12

Bank of China Limited H Shares	1.05

Tata Consultancy Services Limited	0.91

SK Hynix Incorporated	0.88

Hon Hai Precision Industry	0.84

Infosys Limited SP ADR	0.83

Country allocation as of February 28, 2019[8]

Sector distribution as of February 28, 2019[8]

Please see footnotes on page 7.

10	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced International Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Monisha Jayakumar

David Krider, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2](%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo Factor Enhanced International Fund (WINTX)	8-3-2017	-2.67	1.45		730.62	0.00

Wells Fargo Factor Enhanced International Index (Net)[4]	–	-2.81	1.60	*	–	–

MSCI World ex-USA Index (Net)[5]	–	-5.30	0.01	*
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, index tracking risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Funds	11

Wells Fargo Factor Enhanced International Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the U.S. and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[5]

The Morgan Stanley Capital International (MSCI) World ex-USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States. The MSCI World ex-USA Index (Net) consists of the following 22 developed markets country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo Factor Enhanced International Index (Net) and the MSCI World ex-USA Index (Net). The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the composition of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

12	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced International Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Wells Fargo Factor Enhanced International Index (Net) as well as the MSCI World ex-USA Index (Net) for the 12-month period that ended February 28, 2019.

∎	The biggest contributor to performance was our tilt toward low-beta stocks.

∎	The biggest detractors to performance included tilts toward small-cap names within the index and positioning within the financials and consumer staples sectors.

Market commentary

The developed international stock universe was flat over the prior 12 months, though it experienced sharply negative performance prior to the market rally in the first two months of 2019. For the full period, the market experienced one of its most volatile years in the past decade, with choppiness increasing due to investor fears over rising interest rates; a slowing Chinese economy; and trade wars between the U.S., China, and Western Europe. International stocks also performed poorly for U.S.-based investors as a result of a consistently strengthening U.S. dollar. As a result, investors fled to low-beta stocks, and our tilts toward these issues helped our performance. We were hurt most by our tilt toward smaller names, which underperformed more than their mega-cap counterparts during the market sell-off in 2018. Moreover, our factor selection within the consumer staples and financials sectors hurt us the most of any market.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the index before fees and expenses. The Wells Fargo Factor Enhanced International Index (Net) seeks to incorporate active insights while preserving the benefits of a passively managed strategy, such as high transparency, low turnover, and low fees. The investment philosophy employed within the factor-enhanced strategy is that security returns are driven by exposure to certain key factors such as valuation, quality, price momentum, relative size, and risk and that market inefficiencies caused by patterns of investor behavior and economic change can be exploited to earn excess returns.

The index is built on a systematic, rules-based methodology designed to build a portfolio of stocks that has exposure to characteristics that we expect will maximize the portfolio’s risk-adjusted performance. One cannot invest directly in the index, and the timing of cash flows and other practical issues alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. Under certain circumstances, such as the timing of cash flows and security trading, among other conditions, the Fund may outperform the index for periods of time, although the objective of the Fund is to replicate the return of the index before fund fees and expenses are deducted.

Rather than purchase every security in the index, the Fund uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in order to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each sector as the index does. The components of the index may change over time, and the index may or may not be concentrated in certain sectors at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Performance highlights (unaudited)	Wells Fargo Funds	13

Wells Fargo Factor Enhanced International Fund (continued)

Ten largest holdings (%) as of February 28, 2019[7]

Roche Holding AG	1.89

Royal Dutch Shell plc Class A	1.40

Royal Bank of Canada	1.09

AstraZeneca plc	1.06

The Toronto-Dominion Bank	1.02

GlaxoSmithKline plc	0.98

Diageo plc	0.97

Allianz AG	0.93

Commonwealth Bank of Australia	0.92

BHP Billiton Limited	0.88

Country allocation as of February 28, 2019[8]

Sector distribution as of February 28, 2019[8]

Please see footnotes on page 11.

14	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Large Cap Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Monisha Jayakumar

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2] (%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo Factor Enhanced Large Cap Fund (WLECX)	8-3-2017	7.75	10.74		718.70	0.00

Wells Fargo Factor Enhanced Large Cap Index[4]	–	8.11	10.93	*	–	–

Russell 1000® Index[5]	–	4.99	10.16	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk and index tracking risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 15.

Performance highlights (unaudited)	Wells Fargo Funds	15

Wells Fargo Factor Enhanced Large Cap Fund (continued)

Growth of $10,000 investment as of February 28, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[5]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo Factor Enhanced Large Cap Index and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]	The Wells Fargo Large Cap USA Equity Index is designed to track the performance of securities in the large-cap segment of the U.S. equity market. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector distribution of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

16	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Large Cap Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Wells Fargo Factor Enhanced Large Cap Index for the 12-month period that ended February 28, 2019, while it outperformed the Russell 1000® Index for the same period.

∎	The biggest detractors to performance included tilts toward value stocks and positioning in the information technology sector.

∎	The biggest contributors to performance included tilts toward low-beta, high-quality stocks and positioning in the financials and health care sectors.

Market commentary

U.S. equities, as measured by the Wells Fargo Large Cap USA Equity Index7, finished the period up 5.1% though most of this positive performance came during the market rally in the first two months of 2019. For the full period, the market experienced one of its most volatile years in the past decade, with choppiness increasing due to investor fears over rising interest rates; a slowing Chinese economy; and trade wars between the U.S., China, and Western Europe. As a result, investors fled toward less volatile, higher-quality stocks, and our tilts toward these issues helped our performance. In particular, these tilts helped us avoid big declines within the financials and health care sectors, segments of which tend to be more cyclical in nature. We were hurt most by our tilt away from the large technology names in the index, which rank poorly on size and value characteristics. Overall, our tilt toward value stocks was the largest detractor from performance.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the Wells Fargo Factor Enhanced Large Cap Index before fees and expenses. The Wells Fargo Factor Enhanced Large Cap Index seeks to incorporate active insights while preserving the benefits of a passively managed strategy, such as high transparency, low turnover, and low fees. The investment philosophy employed within the factor-enhanced strategy is that security returns are driven by exposure to certain key factors such as valuation, quality, price momentum, relative size, and risk and that market inefficiencies caused by patterns of investor behavior and economic change can be exploited to earn excess returns.

The index is built on a systematic, rules-based methodology designed to build a portfolio of stocks that has exposure to characteristics that we expect will maximize the portfolio’s risk-adjusted performance. One cannot invest directly in the index, and the timing of cash flows and other practical issues alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. Under certain circumstances, such as the timing of cash flows and security trading, among other conditions, the Fund may outperform the index for periods of time, although the objective of the Fund is to replicate the return of the index before fund fees and expenses are deducted.

Rather than purchase every security in the index, the Fund uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in order to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each sector as the index does. The components of the index may change over time, and the index may or may not be concentrated in certain sectors at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Performance highlights (unaudited)	Wells Fargo Funds	17

Wells Fargo Factor Enhanced Large Cap Fund (continued)

Ten largest holdings (%) as of February 28, 2019[8]

Exxon Mobil Corporation	2.20

Alphabet Incorporated Class A	2.19

Berkshire Hathaway Incorporated Class B	1.81

Pfizer Incorporated	1.65

The Boeing Company	1.58

Verizon Communications Incorporated	1.55

The Procter & Gamble Company	1.53

AT&T Incorporated	1.44

Merck & Company Incorporated	1.38

Comcast Corporation Class A	1.17

Sector distribution as of February 28, 2019[9]

Please see footnotes on page 15.

18	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Small Cap Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Monisha Jayakumar

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2] (%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo Factor Enhanced Small Cap Fund (WFESX)	8-3-2017	7.23	9.15		717.31	0.00

Wells Fargo Factor Enhanced Small Cap Index[4]	–	7.57	9.06	*	–	–

Russell 2000® Index[5]	–	5.58	8.97	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, and index tracking risk. Consult the Fund’s prospectus for additional information on these and other risks. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 19.

Performance highlights (unaudited)	Wells Fargo Funds	19

Wells Fargo Factor Enhanced Small Cap Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2,000 companies in the U.S. market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[5]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo Factor Enhanced Small Cap Index and the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]	The Wells Fargo Small Cap USA Equity Index is designed to track the performance of securities in the small-cap segment of the U. S. equity market. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector distribution of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

20	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo Factor Enhanced Small Cap Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Wells Fargo Factor Enhanced Small Cap Index for the 12-month period that ended February 28, 2019. The Fund outperformed the Russell 2000® Index for the same period.

∎	The biggest detractors to performance included tilts toward value stocks and positioning in the information technology sector.

∎	The biggest contributors to performance included tilts toward low-beta, high-quality stocks and positioning in the energy and health care sectors.

Market commentary

Small-cap stocks, as measured by the Wells Fargo Small Cap USA Equity Index7, finished the period up 6.4%, though most of this positive performance came during the market rally in the first two months of 2019. For the full period, the market experienced one of its most volatile years in the past decade, with choppiness increasing due to investor fears over rising interest rates; a slowing Chinese economy; and trade wars between the U.S., China, and Western Europe. As a result, investors fled toward less volatile, higher-quality stocks, and our tilts toward these issues helped our performance. In particular, these tilts helped us avoid big declines within the energy and health care sectors, which tend to be more cyclical in nature. We were hurt most by our tilt away from the larger technology names within the Wells Fargo Small Cap USA Equity Index, which rank poorly on size and value characteristics. Overall, our tilt toward value stocks was the largest detractor from performance.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the index before fees and expenses. The Wells Fargo Factor Enhanced Small Cap Index seeks to incorporate active insights while preserving the benefits of a passively managed strategy, such as high transparency, low turnover, and low fees. The investment philosophy employed within the factor-enhanced strategy is that security returns are driven by exposure to certain key factors such as valuation, quality, price momentum, relative size, and risk and that market inefficiencies caused by patterns of investor behavior and economic change can be exploited to earn excess returns.

The index is built on a systematic, rules-based methodology designed to build a portfolio of stocks that has exposure to characteristics that we expect will maximize the portfolio’s risk-adjusted performance. One cannot invest directly in the index, and the timing of cash flows and other practical issues alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. Under certain circumstances, such as the timing of cash flows and security trading, among other conditions, the Fund may outperform the index for periods of time, although the objective of the Fund is to replicate the return of the index before fund fees and expenses are deducted.

Rather than purchase every security in the index, the Fund uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in order to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each sector as the index does. The components of the index may change over time, and the index may or may not be concentrated in certain sectors at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Performance highlights (unaudited)	Wells Fargo Funds	21

Wells Fargo Factor Enhanced Small Cap Fund (continued)

Ten largest holdings (%) as of February 28, 2019[7]

Tech Data Corporation	0.28

Performance Food Group Company	0.27

ACI Worldwide Incorporated	0.25

Darling Ingredients Incorporated	0.25

Omnicell Incorporated	0.25

Armstrong World Industries Incorporated	0.25

Cabot Microelectronics Corporation	0.24

Science Applications International Corporation	0.24

iRobot Corporation	0.24

Community Bank System Incorporated	0.24

Sector distribution as of February 28, 2019[8]

Please see footnotes on page 19.

22	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Thomas M. Price, CFA®‡

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[2] (%)
	Inception date	1 year	Since inception		Gross	Net[3]

Wells Fargo High Yield Corporate Bond Fund (WYCBX)	8-3-2017	3.92	2.81		761.12	0.00

Wells Fargo U.S. High Yield Bond Index[4]	–	3.89	3.22	*	–	–

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[5]	–	4.31	3.39	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to focus portfolio risk, index tracking risk, and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 23.

Performance highlights (unaudited)	Wells Fargo Funds	23

Wells Fargo High Yield Corporate Bond Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indices. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index and limits the exposure of each issuer to 2% of the total market value. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo U.S. High Yield Bond Index and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the affiliated master portfolio and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the affiliated master portfolio. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

24	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo High Yield Corporate Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund outperformed its benchmark, the Wells Fargo U.S. High Yield Bond Index, for the 12-month period that ended February 28, 2019, and underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index for the same period.

∎

For the Fund and the Wells Fargo U.S. High Yield Bond Index, CCC-rated bonds tended to be detractors relative to other quality-rating sectors due to the substantial sell-off of risky assets in the fourth quarter of 2018. B-rated bonds were the best-performing rating category, followed closely by BB-rated bonds.

∎

From a sector perspective, less-cyclical sectors, including pharmaceuticals, health care, cable satellite, and wireless, outperformed relative to other sectors in the Fund and the Wells Fargo U.S. High Yield Bond Index during the period. Energy-related sectors, including oil-field services and independent energy, underperformed the index.

Market commentary

The first half of the reporting period was characterized by an extension of the historically low volatility that prevailed throughout 2017. Periods of low volatility in high-yield bond markets are common when the market is recovering from a spike in defaults such as that which occurred in 2015 and 2016 following the oil price crash that began in late 2014. The increase in defaults culled from the market certain bonds that were issues by some of the most over-leveraged and highest-cost structure companies, particularly in the energy sector. While energy remains a significant component of the high-yield index, it tends to now be populated with better-capitalized, lower-cost-structure companies, many of which were investment-grade-rated before entering high yield as fallen angels. These more resilient companies are not surprisingly less sensitive to oil price volatility. In fact, from the beginning of the reporting period through early October 2018, energy sectors significantly outperformed the Wells Fargo U.S. High Yield Bond Index as oil prices steadily rose.

In addition to the market stress released by the default cycle of 2015 and 2016, there are technical factors contributing to the sluggish market volatility. The size of the high-yield bond market reached a peak in 2014 and has been shrinking ever since. This was primarily driven by rising stars outnumbering fallen angels and because the majority of below-investment-grade issuance has shifted to the leveraged loan market. At the same time, the significant coupon income high-yield portfolios have generated has more than offset outflows and supported demand. These factors resulted in suppressed spread volatility for high-yield bonds and allowed valuations to grind tighter until the fourth quarter of 2018.

Despite all of the good news, high-yield spreads convincingly broke out of their tight trading range of between 300 basis points (bps; 100 bps equal 1.00%) and 400 bps of option-adjusted spread in November, reaching a recent wide of 537 bps on January 3, 2019. The move was so swift that spreads widened more than 200 bps in the three months leading up to that day. While volatility is the norm in high yield, it is less common for spreads to widen more than 200 bps within a three-month period. And when spreads do widen that far that fast, there is very often a sharp rally. This is, of course, exactly what happened as spreads tightened approximately 150 bps by the end of February 2019.

The lower-quality rating categories underperformed higher-quality categories during the fourth quarter sell-off and throughout the year, as is common when risk-off behavior drives weak high-yield performance. The worst-performing sectors were oil-field services and independent energy as oil prices collapsed from the mid-$70s per barrel to the low $40s. The best-performing sectors tended to be noncyclical and included pharmaceuticals, health care, cable satellite, and wireless. As expected, CCC-rated bonds have led the high-yield recovery since January 3, followed by B-rated bonds and then BB-rated bonds. However, CCC-rated outperformance has not fully offset its underperformance during the fourth-quarter sell-off, suggesting investors remain somewhat cautious about the high-yield market.

Investment approach

The investment objective of the Fund seeks to replicate rather than precisely duplicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses. The index is a rules-based index designed to measure the performance of U.S.-dollar-denominated below-investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity

Performance highlights (unaudited)	Wells Fargo Funds	25

Wells Fargo High Yield Corporate Bond Fund (continued)

of at least one year, regardless of optionality. It is constructed to provide increased diversification and liquidity versus traditional passive high-yield bond indices. One cannot invest directly in the index. The timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

Rather than purchase every security in the index, the underlying portfolios use an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each industry as the index does. The components of an index may change over time, and the index may or may not be concentrated in an industry at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect any changes to the index.

Ten largest holdings (%) as of February 28, 2019[7]

Centurylink Incorporated, 7.50%, 4-1-2024	0.73

Alcoa Incorporated, 5.87%, 4-23-2022	0.72

Altice Finco, 8.13%, 1-15-2024	0.70

Clear Channel Worldwide Company Guar, 9.25%, 2-15-2024	0.60

CCO Holdings LLC, 5.88%, 5-1-2027	0.59

DISH DBS Corporation, 5.88%, 11-15-2024	0.58

United Rentals North America Incorporated, 5.50%, 5-15-2027	0.57

Calpine Corporation, 5.38%, 1-15-2023	0.57

Netflix Incorporated, 4.88%, 4-15-2028	0.56

Standard Industries Incorporated, 5.00%, 2-15-2027	0.55

Credit quality as of February 28, 2019[8]

Please see footnotes on page 23.

26	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo International Government Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo International Government Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Fargo Asset Management (International), LLC

Portfolio managers

Michael Lee

Alex Perrin

Average annual total returns (%) as of February 28, 2019

						Expense ratios[2] (%)
	Inception date	1 year		Since inception		Gross	Net[3]

Wells Fargo International Government Bond Fund (WIGBX)	10-31-2017	-3.44	*	0.58		1,007.15	0.00

Wells Fargo International Government Bond Index[4]	–	-3.22		0.75	**	–	–

Bloomberg Barclays Global Treasury ex-US Total Return Index[5]	–	-3.82		1.93	**	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
**	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 27.

Performance highlights (unaudited)	Wells Fargo Funds	27

Wells Fargo International Government Bond Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[6]

[1]

The Fund is a feeder fund that invests substantially all of its assets in a single affiliated master portfolio of Wells Fargo Master Trust with an identical investment objective. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo International Government Bond Index is a rules-based index designed to track the performance of local currency government debt of both developed and emerging market countries excluding the United States. The Index is composed of fixed rate government bonds, issued by countries other than the U.S., having an investment grade rating or classified as investment grade by Bloomberg Index Services Limited. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Treasury ex-US Total Return Index is a subset of the flagship Global Treasury Index that does not have any exposure to US debt. This multi-currency benchmark includes investment grade, fixed-rate bonds issued by governments in their native currencies. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo International Government Bond Index and the Bloomberg Barclays Global Treasury ex-US Total Return Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the composition of the affiliated master portfolio and are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

28	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo International Government Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmark, the Wells Fargo International Government Bond Index, and outperformed the Bloomberg Barclays Global Treasury ex-US Total Return Index for the 12-month period that ended February 28, 2019.

∎

Absolute returns on both the Fund and the index were negative over the reporting period, with the bulk of the pain being felt in the second quarter of 2018 as yields rose and the U.S. dollar strengthened.

∎

The pressure of rising yields and a stronger dollar was most evident in Italy, where worries about government stability and bank debt drove bond yields consistently upwards. At the other end of the spectrum, slower housing price growth worked to support bond prices in Australia and New Zealand.

∎

European currencies were the weakest link over the reporting period. The Swedish krona and Polish zloty fared particularly poorly, with the Australian dollar also under pressure. The Thai baht and Singaporean dollar saw the smallest losses versus the U.S. dollar.

∎	Geopolitical risks were a source of intermittent volatility, and this is likely to remain the case, in our view.

Market commentary

It’s been a volatile year for the global financial markets, with sentiment and risk appetite veering sharply between strength and weakness. This was particularly evident in the first half of the reporting period when bond yields tended to rise and the U.S. dollar tended to strengthen. Both of these factors were negative for overall Fund performance. The second half of the reporting period was notable for a steady retreat in economic growth optimism, which benefited sovereign bonds. This improvement in performance came about despite continued noise about trade wars and tariffs, elections, and the U.K.’s exit from the European Union.

Global fixed income is at an interesting juncture, with interest rates having risen in the U.S. while Japan and core Europe lag. With a peak in growth now behind us, however, it’s difficult to see any developed market central bank tightening monetary policy in the months to come. Global inflation remains tepid. Taken together, these factors suggest that the backdrop for fixed-income investing has turned more positive. However, numerous geopolitical and trade risks warn that increased volatility could remain a feature of global markets. Investors will need to look through short-term noise and focus instead on longer-term value.

Investment approach

The investment objective of the Fund rather than precisely duplicate the total return performance of the Wells Fargo International Government Bond Index before fees and expenses. The index is designed to track the performance of local currency government debt of both developed and emerging market countries excluding the U.S. and is composed of fixed rate, non-U.S.-dollar-denominated bonds having a remaining maturity of at least one year, regardless of optionality, and an investment-grade rating or classification as investment grade by Bloomberg Index Services Limited.

The index selects and weights securities by evaluating them on a country, currency, and individual basis. The evaluation is intended to create a subset of the Wells Fargo International Government Bond Index by screening securities based on current and consensus expected trends in market conditions, valuations, and currencies to arrive at projections for yield curves (and hence bond returns) and currency returns. The screening process combined with return, volatility, correlation, and constraint analysis determines the final index constituency based on projected value, to be replicated via a sampling process.

Rather than purchase every security in the index, the underlying portfolio uses an optimization process that seeks to balance the replication of index performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics of the index and seeks to match the performance of the index without incurring the level of transaction costs that would be associated with purchasing every security in the index. One cannot invest directly in the

Performance highlights (unaudited)	Wells Fargo Funds	29

Wells Fargo International Government Bond Fund (continued)

index, and the timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in quality-rating segments and countries as the index. The components of the index may change over time, and the index may or may not be concentrated in certain quality-rating segments or countries at any particular time. We continually monitor the performance and composition of the index and adjust the Fund’s portfolio as necessary to reflect changes to the index.

Ten largest holdings (%) as of February 28, 2019[7]

Japan, 0.10%, 11-1-2020	14.70

United Kingdom Gilt, 3.50%, 1-22-2045	6.28

Italy Buoni Poliennali del Tesoro, 5.50%, 9-1-2022	5.43

Spain Government Bond, 1.45%, 10-31-2027	4.15

Republic of Austria, 0.50%, 4-20-2027	3.97

Canada, 1.00%, 6-1-2027	3.94

France Government Bond, 1.25%, 5-25-2034	3.92

Australian Government Bond Series 153, 2.25%, 11-21-2022	3.90

Netherlands Government Bond, 0.75%, 7-15-2027	3.87

France Government Bond, 2.00%, 5-25-2048	3.85

Country allocation as of February 28, 2019[8]

Please see footnotes on page 27.

30	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund1

Investment objective

The Fund seeks to replicate the total return of the Wells Fargo U.S. Core Bond Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Mark Clegg, CFA®‡

Christopher Y. Kauffman, CFA®‡

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Michael Stanczyk

Noah M. Wise, CFA®‡

Average annual total returns (%) as of February 28, 2019

					Expense ratios[1] (%)
	Inception date	1 year	Since inception		Gross	Net[2]

Wells Fargo U.S. Core Bond Fund (WUSBX)	8-3-2017	3.06	0.80		762.71	0.00

Wells Fargo U.S. Core Bond Index[4]	–	3.14	0.89	*	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	3.17	0.92	*	–	–
*	Return is based on the inception date of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund is exposed to focused portfolio risk, index tracking risk, and mortage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 31.

Performance highlights (unaudited)	Wells Fargo Funds	31

Wells Fargo U.S. Core Bond Fund (continued)

Growth of $10,000 investment as of Feburary 28, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a fund-of-funds that invests substantially all of its assets in two affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.06% of acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through June 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from unaffiliated funds in which the affiliated master portfolios invest, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]

The Wells Fargo U.S. Core Bond Index is a rules-based index designed to track the performance of fixed-rate, taxable, U.S. dollar denominated bonds, with an investment grade rating or classified as investment grade. The corporate bond component of the index is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The chart compares the performance of the Fund since inception with the Wells Fargo U.S. Core Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in the Fund and reflects all operating expenses of the Fund.

[7]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the affiliated master portfolios and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the affiliated master portfolio. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

32	Wells Fargo Funds	Performance highlights (unaudited)

Wells Fargo U.S. Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Wells Fargo U.S. Core Bond Index, as well as the Bloomberg Barclays U.S. Aggregate Bond Index for 12-month period that ended February 28, 2019.

∎	Absolute returns were positive for the period for the Fund and the index, with noncorporate bonds outperforming the corporates.

∎	The belly of the yield curve tended to outperform across sectors where rates were lower, as opposed to higher rates on the short end and flat rates further out the curve.

∎

Within the corporate sector, financials outperformed utilities and industrials, and higher quality outperformed. Within the securitized sector, commercial mortgage-backed securities (CMBS) and mortgage pass-throughs outperformed asset-backed securities (ABS).

Market commentary

Range-bound rates and heightened risk asset volatility characterized the period

Most of the reporting period was characterized by range-bound rates further out the curve and higher volatility in risk assets relative to the prior reporting period. The U.S. Federal Open Market Committee (FOMC) raised the federal funds rate four times during the period, with the range ending the period at 2.25% to 2.50%. In the January 2019 statement, the FOMC emphasized patience on rate hikes and published forecasts showing an expected slower path of future rate hikes. It is also tapering reinvestments and has indicated that it could be flexible in its balance sheet normalization.

While the U.S. Treasury yield curve steepened between 10- and 30-year maturities, it was flatter between short- and long-term maturities. This was consistent with the FOMC raising rates on the front end of the curve while longer-term maturities remained range-bound. The difference between the 2-year and 30-year U.S. Treasury yield ended the period at 57 basis points (bps; 100 bps equal 1.00%) from 88 bps at the beginning of the period, while the difference between the 10-year and 30-year U.S. Treasury yield ended the period at 36 bps from 26 bps at the outset of the period. Generally speaking, difference in the dimension of yield changes resulted in higher absolute returns in the belly of the curve where rates moved lower.

U.S. Treasuries outperformed other government-related sectors, with the exception of sovereign debt. Within corporates, BBB underperformed, led by a risk-off environment during the fourth quarter of 2018. Financials outperformed both industrials and utilities during the period. Within structured product, CMBS and mortgage-backed securities outperformed ABS.

Investment approach

The investment objective of the Fund seeks to replicate but not precisely duplicate the total return of the Wells Fargo U.S. Core Bond Index before fees and expenses through a sample replication process. The index is a rules-based index designed to track the performance of fixed-rate, taxable, U.S.-dollar-denominated bonds with an investment-grade rating or classified as investment grade. The corporate bond component of the index is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indices.

One cannot invest directly in the index, and the timing of cash flows and other practical issues may alter the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked.

The Fund invests substantially all of its assets in two underlying portfolios: the Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio and the Wells Fargo Investment Grade Corporate Bond Portfolio. The Fund’s allocation to the two underlying portfolios will mirror the percentage weighting of the noncorporate and corporate sectors of the index and, in combination, the Fund will attempt to track the performance, liquidity, and diversification characteristics of the index.

Performance highlights (unaudited)	Wells Fargo Funds	33

Wells Fargo U.S. Core Bond Fund (continued)

Rather than purchase every security in the indices that they seek to track, the underlying portfolios use an optimization process that seeks to balance the replication of the indices’ performance with the minimization of security transaction costs. Using a stratified sampling technique, securities are selected and purchased in an effort to construct a portfolio that exhibits risk factors and other characteristics of the indices and seeks to match the performance of the indices without incurring the level of transaction costs that would be associated with purchasing every security in the indices.

Under normal circumstances, the Fund is expected to invest approximately the same percentage in each industry as the indices do. The components of an index may change over time, and the index may or may not be concentrated in an industry at any particular time. We continually monitor the performance and composition of the indices and adjust the Fund’s portfolio as necessary to reflect any changes to the indices.

Holdings (%) as of February 28, 2019[7]

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	75.28

Wells Fargo U.S. Investment Grade Corporate Bond Portfolio	24.83

Credit quality as of February 28, 2019[8]

Please see footnotes on page 31.

34	Wells Fargo Funds	Fund expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from September 1, 2018 to February 28, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Emerging Markets Bond Fund	Beginning account value 9-1-2018	Ending account value 2-28-2019	Expenses paid during the period¹	Annualized net expense ratio[2]

Actual	$1,000.00	$1,057.05	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
Factor Enhanced Emerging Markets Fund

Actual	$1,000.00	$986.26	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
Factor Enhanced International Fund

Actual	$1,000.00	$966.85	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
Factor Enhanced Large Cap Fund

Actual	$1,000.00	$1,007.80	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
Factor Enhanced Small Cap Fund

Actual	$1,000.00	$914.50	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
High Yield Corporate Bond Fund

Actual	$1,000.00	$1,020.48	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
International Government Bond Fund

Actual	$1,000.00	$1,008.11	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
U.S. Core Bond Fund

Actual	$1,000.00	$1,019.68	$0.00	0.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

[2]	Amounts reflect net expenses allocated from the affiliated Master Portfolio(s) in which the Fund invests.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	35

EMERGING MARKETS BOND FUND

Security name	Value

Investment Companies: 99.73%

Affiliated Master Portfolio: 99.73%

Wells Fargo Emerging Markets Bond Portfolio	$1,043,631

Total Investment Companies (Cost $1,015,342)	1,043,631

Total investments in securities (Cost $1,015,342)	99.73%	1,043,631

Other assets and liabilities, net	0.27	2,853

Total net assets	100.00%	$1,046,484

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Interest allocated from affiliated Master Portfolio(s)	Affiliated income allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo Emerging Markets Bond Portfolio	0.01%	2.37%	$(1,056)	$28,494	$27,561	$203	$1,043,631	99.73%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS FUND

Security name	Value

Investment Companies: 99.70%

Affiliated Master Portfolio: 99.70%

Wells Fargo Factor Enhanced Emerging Markets Portfolio	$989,610

Total Investment Companies (Cost $981,976)	989,610

Total investments in securities (Cost $981,976)	99.70%	989,610

Other assets and liabilities, net	0.30	2,986

Total net assets	100.00%	$992,596

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Dividend allocated from affiliated Master Portfolio(s)	Affiliated income allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	%*	0.39%	$(30,503)	$7,203	$9,307	$358	$989,610	99.70%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	37

FACTOR ENHANCED INTERNATIONAL FUND

Security name	Value

Investment Companies: 99.65%

Affiliated Master Portfolio: 99.65%

Wells Fargo Factor Enhanced International Portfolio	$956,855

Total Investment Companies (Cost $913,629)	956,855

Total investments in securities (Cost $913,629)	99.65%	956,855

Other assets and liabilities, net	0.35	3,342

Total net assets	100.00%	$960,197

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Dividend allocated from affiliated Master Portfolio(s)	Affiliated income allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo Factor Enhanced International Portfolio	0.00	%*	0.14%	$(96,792)	$42,968	$10,092	$322	$956,855	99.65%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP FUND

Security name	Value

Investment Companies: 99.86%

Affiliated Master Portfolios: 99.86%

Wells Fargo Factor Enhanced Large Cap Portfolio	$1,008,877

Total Investment Companies (Cost $941,299)	1,008,877

Total investments in securities (Cost $941,299)	99.86%	1,008,877

Other assets and liabilities, net	0.14	1,434

Total net assets	100.00%	$1,010,311

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Dividends allocated from affiliated Master Portfolio(s)	Affiliated income allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00	%*	0.09%	$(68,608)	$67,267	$9,130	$347	$1,008,877	99.86%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	39

FACTOR ENHANCED SMALL CAP FUND

Security name	Value

Investment Companies: 99.81%

Affiliated Master Portfolio: 99.81%

Wells Fargo Factor Enhanced Small Cap Portfolio	$920,601

Total Investment Companies (Cost $888,910)	920,601

Total investments in securities (Cost $888,910)	99.81%	920,601

Other assets and liabilities, net	0.19	1,716

Total net assets	100.00%	$922,317

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Interest allocated from affiliated Master Portfolio(s)	Dividends allocated from affiliated Master Portfolio(s)	Income from affiliated securities allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00	%*	0.33%	$(116,944)	$31,206	$41	$4,115	$350	$920,601	99.81%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND FUND

Security name	Value

Investment Companies: 100.29%

Affiliated Master Portfolio: 100.29%

Wells Fargo High Yield Corporate Bond Portfolio	$1,005,348

Total Investment Companies (Cost $1,012,917)	1,005,348

Total investments in securities (Cost $1,012,917)	100.29%	1,005,348

Other assets and liabilities, net	(0.29)	(2,914)

Total net assets	100.00%	$1,002,434

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Interest allocated from affiliated Master Portfolio(s)	Income from affiliated securities allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo High Yield Corporate Bond Portfolio	0.01%	1.15%	$(7,401)	$(7,366)	$34,852	$134	$1,005,348	100.29%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	41

INTERNATIONAL GOVERNMENT BOND FUND

Security name	Value

Investment Companies: 99.56%

Affiliated Master Portfolio: 99.56%

Wells Fargo International Government Bond Portfolio	$1,010,284

Total Investment Companies (Cost $980,700)	1,010,284

Total investments in securities (Cost $980,700)	99.56%	1,010,284

Other assets and liabilities, net	0.44	4,460

Total net assets	100.00%	$1,014,744

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Interest allocated from affiliated Master Portfolio(s)	Income from affiliated securities allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolio
Wells Fargo International Government Bond Portfolio	0.10%	9.43%	$(32,227)	$29,170	$7,429	$69	$1,010,284	99.56%

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Funds	Portfolio of investments—February 28, 2019

U.S. CORE BOND FUND

Security name	Value

Investment Companies: 100.11%

Affiliated Master Portfolios: 100.11%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$763,937

Wells Fargo Investment Grade Corporate Bond Portfolio	252,036

Total Investment Companies (Cost $1,017,465)	1,015,973

Total investments in securities (Cost $1,017,465)	100.11%	1,015,973

Other assets and liabilities, net	(0.11)	(1,135)

Total net assets	100.00%	$1,014,838

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	Interest allocated from affiliated Master Portfolio(s)	Affiliated income allocated from affiliated Master Portfolio(s)	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00	%*	0.12%	$4,971	$570	$9,582	$149	$763,937
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00	*	0.10	1,294	(1,775)	4,907	22	252,036

				$6,265	$(1,205)	$14,489	$171	$1,015,973	100.11%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

44	Wells Fargo Funds	Statements of assets and liabilities—February 28, 2019

	Emerging Markets Bond Fund	Factor Enhanced Emerging Markets Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$1,043,631	$989,610
Cash	7,447	4,043
Receivable from manager	4,083	10,004
Prepaid expenses and other assets	1,659	0

Total assets	1,056,820	1,003,657

Liabilities
Professional fees payable	7,109	7,109
Shareholder report expenses payable	1,661	1,661
Trustees’ fees and expenses payable	846	846
Custodian and accounting fees payable	720	721
Dividends payable	0	0
Accrued expenses and other liabilities	0	724

Total liabilities	10,336	11,061

Total net assets	$1,046,484	$992,596

NET ASSETS CONSIST OF
Paid-in capital	$1,009,999	$1,009,961
Total distributable earnings (loss)	36,485	(17,365)

Total net assets	$1,046,484	$992,596

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets	$1,046,484	$992,596
Shares outstanding[1]	107,610	103,987
Net asset value per share	$9.72	$9.55

Investments in affiliated Master Portfolio(s), at cost	$1,015,342	$981,976

[1]	Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—February 28, 2019	Wells Fargo Funds	45

Factor Enhanced International Fund	Factor Enhanced Large Cap Fund	Factor Enhanced Small Cap Fund	High Yield Corporate Bond Fund	International Government Bond Fund	U.S. Core Bond Fund

$956,855	$1,008,877	$920,601	$1,005,348	$1,010,284	$1,015,973
6,581	6,234	6,474	6,894	10,139	4,708
3,941	3,887	3,925	4,029	4,339	3,854
3,157	1,650	1,654	1,843	2,120	1,671

970,534	1,020,648	932,654	1,018,114	1,026,882	1,026,206

7,109	7,109	7,109	7,109	8,577	7,109
1,661	1,661	1,661	1,661	1,966	308
846	846	846	846	1,118	846
721	721	721	721	477	721
0	0	0	5,343	0	2,384
0	0	0	0	0	0

10,337	10,337	10,337	15,680	12,138	11,368

$960,197	$1,010,311	$922,317	$1,002,434	$1,014,744	$1,014,838

$1,010,092	$1,010,083	$1,008,123	$1,009,986	$990,066	$1,010,080
(49,895)	228	(85,806)	(7,552)	24,678	4,758

$960,197	$1,010,311	$922,317	$1,002,434	$1,014,744	$1,014,838

$960,197	$1,010,311	$922,317	$1,002,434	$1,014,744	$1,014,838
95,073	87,356	81,386	106,042	102,112	105,058
$10.10	$11.57	$11.33	$9.45	$9.94	$9.66

$913,629	$941,299	$888,910	$1,012,917	$980,700	$1,017,465

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Funds	Statements of operations—year ended February 28, 2019

	Emerging Markets Bond Fund	Factor Enhanced Emerging Markets Fund

Investment income
Interest allocated from affiliated Master Portfolio(s)*	$27,561	$0
Dividends allocated from affiliated Master Portfolio(s)**	0	9,307
Affiliated income allocated from affiliated Master Portfolio(s)	203	358
Expenses allocated from affiliated Master Portfolio(s)	(2,470)	(3,048)
Waivers allocated from affiliated Master Portfolio(s)	517	991

Total investment income	25,811	7,608

Expenses
Custody and accounting fees	1,000	1,000
Professional fees	22,550	22,550
Registration fees	1,000	1,000
Shareholder report expenses	8,815	8,815
Trustees’ fees and expenses	19,998	19,998
Other fees and expenses	3,000	8,909

Total expenses	56,363	62,272
Less: Fee waivers and/or expense reimbursements	(58,833)	(65,320)

Net expenses	(2,470)	(3,048)

Net investment income	28,281	10,656

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	(1,056)	(30,503)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	28,494	7,203

Net realized and unrealized gains (losses) on investments	27,438	(23,300)

Net increase (decrease) in net assets resulting from operations	$55,719	$(12,644)

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$ 0	$ 0
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$ 0	$ 1,573

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended February 28, 2019	Wells Fargo Funds	47

Factor Enhanced International Fund	Factor Enhanced Large Cap Fund	Factor Enhanced Small Cap Fund	High Yield Corporate Bond Fund	International Government Bond Fund	U.S. Core Bond Fund

$0	$0	$41	$34,852	$7,429	$14,489
10,092	9,130	4,115	0	0	0
322	347	350	134	69	171
(1,174)	(626)	(974)	(1,781)	(3,549)	(433)
239	90	166	238	0	88

9,479	8,941	3,698	33,443	3,949	14,315

1,000	1,000	1,000	1,000	1,000	1,000
22,550	22,550	22,550	22,550	23,011	22,550
1,000	1,000	1,000	1,000	1,000	1,000
8,815	8,815	8,815	8,815	8,815	8,815
19,998	19,998	19,998	19,998	19,998	19,998
3,000	3,000	3,000	3,000	3,000	3,000

56,363	56,363	56,363	56,363	56,824	56,363
(57,537)	(56,989)	(57,337)	(58,144)	(60,373)	(56,796)

(1,174)	(626)	(974)	(1,781)	(3,549)	(433)

10,653	9,567	4,672	35,224	7,498	14,748

(96,792)	(68,608)	(116,944)	(7,401)	(32,227)	6,265
42,968	67,267	31,206	(7,366)	29,170	(1,205)

(53,824)	(1,341)	(85,738)	(14,767)	(3,057)	5,060

$(43,171)	$8,226	$(81,066)	$20,457	$4,441	$19,808

$ 1	$ 0	$ 0	$ 0	$ 239	$ 4

$ 1,004	$ 48	$ 0	$ 0	$ 0	$ 0

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Funds	Statements of changes in net assets

	Emerging Markets Bond Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$28,281		$261
Net realized losses on investments		(1,056)		(26)
Net change in unrealized gains (losses) on investments		28,494		(206)

Net increase in net assets resulting from operations		55,719		29

Distributions to shareholders from net investment income and net realized gains		(19,031)		(233)

Capital share transactions	Shares		Shares
Proceeds from shares sold	106,610	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		1,036,688		9,796

Net assets
Beginning of period		9,796		0

End of period		$1,046,484		$9,796

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $57. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	49

	Factor Enhanced Emerging Markets Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$10,656		$107
Net realized gains (losses) on investments		(30,503)		326
Net change in unrealized gains (losses) on investments		7,203		392

Net increase (decrease) in net assets resulting from operations		(12,644)		825

Distributions to shareholders from net investment income and net realized gains		(5,513)		(72)

Capital share transactions	Shares		Shares
Proceeds from shares sold	102,987	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		981,843		10,753

Net assets
Beginning of period		10,753		0

End of period		$992,596		$10,753

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $48. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Funds	Statements of changes in net assets

	Factor Enhanced International Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$10,653		$115
Net realized gains (losses) on investments		(96,792)		47
Net change in unrealized gains (losses) on investments		42,968		350

Net increase (decrease) in net assets resulting from operations		(43,171)		512

Distributions to shareholders from net investment income and net realized gains		(7,095)		(49)

Capital share transactions	Shares		Shares
Proceeds from shares sold	94,073	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		949,734		10,463

Net assets
Beginning of period		10,463		0

End of period		$960,197		$10,463

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $73. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	51

	Factor Enhanced Large Cap Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$9,567		$124
Net realized gains (losses) on investments		(68,608)		374
Net change in unrealized gains (losses) on investments		67,267		394

Net increase in net assets resulting from operations		8,226		892

Distributions to shareholders from net investment income and net realized gains		(8,751)		(56)

Capital share transactions	Shares		Shares
Proceeds from shares sold	86,356	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		999,475		10,836

Net assets
Beginning of period		10,836		0

End of period		$1,010,311		$10,836

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $68. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Funds	Statements of changes in net assets

	Factor Enhanced Small Cap Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$4,672		$84
Net realized gains (losses) on investments		(116,944)		246
Net change in unrealized gains (losses) on investments		31,206		373

Net increase (decrease) in net assets resulting from operations		(81,066)		703

Distributions to shareholders from
Net investment income and net realized gains		(5,513)		(42)
Tax basis return of capital		(1,765)		0

Total distributions to shareholders		(7,278)		(42)

Capital share transactions	Shares		Shares
Proceeds from shares sold	80,386	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		911,656		10,661

Net assets
Beginning of period		10,661		0

End of period		$922,317		$10,661

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

²

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $42. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	53

	High Yield Corporate Bond Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$35,224		$326
Net realized losses on investments		(7,401)		(66)
Net change in unrealized gains (losses) on investments		(7,366)		(209)

Net increase in net assets resulting from operations		20,457		51

Distributions to shareholders from
Net investment income and net realized gains		(27,681)		(385)
Tax basis return of capital		0		(8)

Total distributions to shareholders		(27,681)		(393)

Capital share transactions	Shares		Shares
Proceeds from shares sold	105,042	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		992,776		9,658

Net assets
Beginning of period		9,658		0

End of period		$1,002,434		$9,658

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

²

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at February 28, 2018 was $59. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Funds	Statements of changes in net assets

	International Government Bond Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$7,498		$54
Net realized losses on investments		(32,227)		(27)
Net change in unrealized gains (losses) on investments		29,170		414

Net increase in net assets resulting from operations		4,441		441

Distributions to shareholders from
Net investment income and net realized gains		(8)		(35)
Tax basis return of capital		(95)		0

Total distributions to shareholders		(103)		(35)

Capital share transactions	Shares		Shares
Proceeds from shares sold	101,112	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		1,004,338		10,406

Net assets
Beginning of period		10,406		0

End of period		$1,014,744		$10,406

[1]	For the period from October 31, 2017 (commencement of operations) to February 28, 2018

²

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at February 28, 2018 was $7. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	55

	U.S. Core Bond Fund
	Year ended February 28, 2019		Year ended February 28, 2018[1,2]

Operations
Net investment income		$14,748		$137
Net realized gains (losses) on investments		6,265		(63)
Net change in unrealized gains (losses) on investments		(1,205)		(250)

Net increase (decrease) in net assets resulting from operations		19,808		(176)

Distributions to shareholders from
Net investment income and net realized gains		(14,606)		(166)
Tax basis return of capital		0		(22)

Total distributions to shareholders		(14,606)		(188)

Capital share transactions	Shares		Shares
Proceeds from shares sold	104,058	1,000,000	1,000	10,000

Net increase in net assets resulting from capital share transactions		1,000,000		10,000

Total increase in net assets		1,005,202		9,636

Net assets
Beginning of period		9,636		0

End of period		$1,014,838		$9,636

[1]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[2]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at February 28, 2018 was $0. The disaggregated distributions information for the year ended February 28, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Funds	Financial highlights

	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Tax basis return of capital	Ending net asset value per share

Emerging Markets Bond Fund
Year ended February 28, 2019	$9.80	0.39	(0.11)	(0.36)	0.00	0.00	$9.72
Year ended February 28, 2018[5]	$10.00	0.26	(0.23)	(0.23)	0.00	0.00	$9.80

Factor Enhanced Emerging Markets Fund
Year ended February 28, 2019	$10.75	0.04	(1.19)	(0.05)	(0.00)[6]	0.00	$9.55
Year ended February 28, 2018[5]	$10.00	0.12	0.70	(0.07)	0.00	0.00	$10.75

Factor Enhanced International Fund
Year ended February 28, 2019	$10.46	0.04	(0.33)	(0.07)	(0.00)[6]	0.00	$10.10
Year ended February 28, 2018[5]	$10.00	0.12	0.39	(0.05)	0.00	0.00	$10.46

Factor Enhanced Large Cap Fund
Year ended February 28, 2019	$10.84	0.04	0.79	(0.10)	(0.00)[6]	0.00	$11.57
Year ended February 28, 2018[5]	$10.00	0.12	0.78	(0.06)	0.00	0.00	$10.84

Factor Enhanced Small Cap Fund
Year ended February 28, 2019	$10.66	0.07	0.69	(0.07)	(0.00)[6]	(0.02)	$11.33
Year ended February 28, 2018[5]	$10.00	0.08	0.62	(0.04)	0.00	0.00	$10.66

High Yield Corporate Bond Fund
Year ended February 28, 2019	$9.66	0.54	(0.18)	(0.57)	0.00	0.00	$9.45
Year ended February 28, 2018[5]	$10.00	0.33	(0.28)	(0.38)	0.00	(0.01)	$9.66

International Government Bond Fund
Year ended February 28, 2019	$10.41	0.18	(0.55)	(0.09)	0.00	(0.01)	$9.94
Year ended February 28, 2018[7]	$10.00	0.05	0.40	(0.04)	0.00	0.00	$10.41

U.S. Core Bond Fund
Year ended February 28, 2019	$9.64	0.27	0.02	(0.27)	0.00	0.00	$9.66
Year ended February 28, 2018[5]	$10.00	0.14	(0.31)	(0.17)	0.00	(0.02)	$9.64

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio(s), which are waived by the manager. These amounts were as follows:

	Year ended February 28, 2019	Year ended February 28, 2018
Emerging Markets Bond Fund	0.49%	0.39%[5]
Factor Enhanced Emerging Markets Fund	0.63	0.46	[5]
Factor Enhanced International Fund	0.25	0.20	[5]
Factor Enhanced Large Cap Fund	0.13	0.11	[5]
Factor Enhanced Small Cap Fund	0.21	0.18	[5]
High Yield Corporate Bond Fund	0.36	0.33	[5]
International Government Bond Fund	0.70	1.76	[7]
U.S. Core Bond Fund	0.09	0.06	[5]

[2]

The Funds incurred expenses typical of funds with similar structures and strategies. Since the Funds were not open to public investment during the period since each Fund’s commencement of operations and the only investment has been the initial seed capital investment, the gross expenses are higher than the typical operation of the Funds. These expenses were waived by the manager.

[3]	Returns for periods of less than one year are not annualized.

[4]

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio(s) by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[5]	For the period from August 3, 2017 (commencement of operations) to February 28, 2018

[6]	Amount is less than $0.005.

[7]	For the period from October 31, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Funds	57

Ratio to average net assets (annualized)			Total return[3]	Portfolio turnover rate[4]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1,2]	Net expenses[1]

5.56%	11.56%	0.00%	3.13%	38%	$1,046
4.55%	752.83%	0.00%	0.29%	18%	$10

2.19%	13.42%	0.00%	(10.64)%	81%	$993
1.80%	728.50%	0.00%	8.25%	79%	$11

2.25%	12.14%	0.00%	(2.67)%	47%	$960
1.94%	730.62%	0.00%	5.09%	44%	$10

1.99%	11.87%	0.00%	7.75%	23%	$1,010
2.06%	718.70%	0.00%	8.96%	36%	$11

1.03%	12.58%	0.00%	7.23%	37%	$922
1.39%	717.33%	0.00%	7.01%	44%	$11

7.11%	11.68%	0.00%	3.92%	47%	$1,002
5.73%	761.12%	0.00%	0.52%	51%	$10

1.49%	11.96%	0.00%	(3.53)%	276%	$1,015
1.62%	1,007.15%	0.00%	4.46%	127%	$10

2.92%	11.25%	0.00%	3.06%	60%	$1,015
2.43%	762.71%	0.00%	(1.74)%	62%	$10

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Emerging Markets Bond Fund (“Emerging Markets Bond Fund”), Wells Fargo Factor Enhanced Emerging Markets Fund (“Factor Enhanced Emerging Markets Fund”), Wells Fargo Factor Enhanced International Fund (“Factor Enhanced International Fund”), Wells Fargo Factor Enhanced Large Cap Fund (“Factor Enhanced Large Cap Fund”), Wells Fargo Factor Enhanced Small Cap Fund (“Factor Enhanced Small Cap Fund”), Wells Fargo High Yield Corporate Bond Fund (“High Yield Corporate Bond Fund”), Wells Fargo International Government Bond Fund (“International Government Bond Fund”), and Wells Fargo U.S. Core Bond Fund (“U.S. Core Bond Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund, except International Government Bond Fund, is a diversified series of the Trust. International Government Bond Fund is a non-diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Fund, except U.S. Core Bond Fund, is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio with a substantially identical investment objective and substantially similar investment strategies. U. S. Core Bond Fund is a fund-of-funds that invests in substantially all of its assets in two affiliated Master Portfolios. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended February 28, 2019 are included in this report and should be read in conjunction with each Fund’s financial statements. As of February 28, 2019, each Funds in a master-feeder structure own the following percentages of the respective affiliated Master Portfolios:

	Emerging Markets Bond Fund	Factor Enhanced Emerging Markets Fund	Factor Enhanced International Fund	Factor Enhanced Large Cap Fund	Factor Enhanced Small Cap Fund	High Yield Corporate Bond Fund	International Government Bond Fund

Wells Fargo Emerging Markets Bond Portfolio	2.37%	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo Factor Enhanced Emerging Markets Portfolio	N/A	0.39%	N/A	N/A	N/A	N/A	N/A

Wells Fargo Factor Enhanced International Portfolio	N/A	N/A	0.14%	N/A	N/A	N/A	N/A

Wells Fargo Factor Enhanced Large Cap Portfolio	N/A	N/A	N/A	0.09%	N/A	N/A	N/A

Wells Fargo Factor Enhanced Small Cap Portfolio	N/A	N/A	N/A	N/A	0.33%	N/A	N/A

Wells Fargo High Yield Corporate Bond Portfolio	N/A	N/A	N/A	N/A	N/A	1.15%	N/A

Wells Fargo International Government Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	9.43%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to financial statements	Wells Fargo Funds	59

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in affiliated Master Portfolios are recorded on a trade basis.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. Each Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Fund as follows:

	Net investment income	Net realized gains

Emerging Markets Bond Fund	Semi-annually	Annually

Factor Enhanced Emerging Markets Fund	Annually	Annually

Factor Enhanced International Fund	Annually	Annually

Factor Enhanced Large Cap Fund	Annually	Annually

Factor Enhanced Small Cap Fund	Annually	Annually

High Yield Corporate Bond Fund	Monthly	Annually

International Government Bond Fund	Semi-annually	Annually

U.S. Core Bond Fund	Monthly	Annually

Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Funds’ fiscal year end. Therefore, a portion of each Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

60	Wells Fargo Funds	Notes to financial statements

As of February 28, 2019, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Emerging Markets Bond Fund	$1,015,348	$28,283	$0	$28,283

Factor Enhanced Emerging Markets Fund	997,066	0	(7,456)	(7,456)

Factor Enhanced International Fund	916,741	40,114	0	40,114

Factor Enhanced Large Cap Fund	941,424	67,453	0	67,453

Factor Enhanced Small Cap Fund	895,935	24,666	0	24,666

High Yield Corporate Bond Fund	1,008,213	0	(2,865)	(2,865)

International Government Bond Fund	973,412	36,872	0	36,872

U.S. Core Bond Fund	1,017,376	0	(1,403)	(1,403)

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At February 28, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings (loss)

International Government Bond Fund	$(19,839)	$19,839

U.S. Core Bond Fund	65	(65)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of February 28, 2019, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
	Short-term	Long-term
Emerging Markets Bond Fund	$0	$590
Factor Enhanced Emerging Markets Fund	11,090	2,756
Factor Enhanced International Fund	51,385	42,514
Factor Enhanced Large Cap Fund	31,253	37,477
Factor Enhanced Small Cap Fund	55,472	55,000
High Yield Corporate Bond Fund	3,959	3,947

At February 28, 2019, the International Government Bond Fund had a qualified late-year ordinary loss of $12,194 which will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Funds	61

3. FAIR VALUATION MEASUREMENTS

At February 28, 2019, each Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate fair value of affiliated Master Portfolios held in each Fund was as follows:

Aggregate value of affiliated Master Portfolio(s)
Emerging Markets Bond Fund	$1,043,631
Factor Enhanced Emerging Markets Fund	989,610
Factor Enhanced International Fund	956,855
Factor Enhanced Large Cap Fund	1,008,877
Factor Enhanced Small Cap Fund	920,601
High Yield Corporate Bond Fund	1,005,348
International Government Bond Fund	1,010,284
U.S. Core Bond Fund	1,015,973

Each Fund’s ownership in each affiliated Master Portfolio is disclosed in the Portfolio of Investments. The leveling of inputs for fair value measurements of each affiliated Master Portfolio are disclosed in the financial statements of each affiliated Master Portfolio.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays US ex-Corporate Index, before fees and expenses

Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Dividend Index, before fees and expenses

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index (Net), before fees and expenses

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo International Government Bond Portfolio	Seeks to replicate the total return of the Wells Fargo International Government Bond Index, before fees and expenses

Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadvisers and providing administrative services in connection with each Fund’s operations. Funds

62	Wells Fargo Funds	Notes to financial statements

Management does not receive an investment management or administration fee from each Fund. However, Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to U.S. Core Bond Fund. Funds Management has engaged Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, as subadviser. WellsCap does not receive an annual fee for its services.

Funds Management has committed through June 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.00%. Net expenses from affiliated Master Portfolios are included in the expense caps. Prior to or after the commitment expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2019 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Emerging Markets Bond Fund	$0	$517,214	$0	$1,175,023
Factor Enhanced Emerging Markets Fund	0	910,415	0	1,159,332
Factor Enhanced International Fund	0	571,895	0	1,084,073
Factor Enhanced Large Cap Fund	0	300,038	0	969,709
Factor Enhanced Small Cap Fund	0	435,695	0	1,046,281
High Yield Corporate Bond Fund	0	568,360	0	989,559
International Government Bond Fund	0	2,770,178	0	2,650,369
U.S. Core Bond Fund	725,528	99,789	1,145,230	333,029

*

The Funds seek to achieve their investment objectives by investing substantially all of their investable assets in affiliated Master Portfolio(s). Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended February 28, 2019, there were no borrowings by the Funds under the agreement.

Notes to financial statements	Wells Fargo Funds	63

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended February 28, 2019, and February 28, 2018, were as follows:

	Ordinary income		Long-term capital gain		Tax basis return of capital
	2019	2018	2019	2018	2019	2018
Emerging Markets Bond Fund	$19,031	$233	$0	$0	$0	$0
Factor Enhanced Emerging Markets Fund	5,436	72	77	0	0	0
Factor Enhanced International Fund	7,048	49	47	0	0	0
Factor Enhanced Large Cap Fund	8,388	56	363	0	0	0
Factor Enhanced Small Cap Fund	5,359	42	154	0	1,765	0
High Yield Corporate Bond Fund	27,681	385	0	0	0	8
International Government Bond Fund	8	35	0	0	95	0
U.S. Core Bond Fund	14,606	166	0	0	0	22

As of February 28, 2019, the components of distribuable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred	Capital loss carryforward
Emerging Markets Bond Fund	$8,792	$0	$28,283	$0	$(590)
Factor Enhanced Emerging Markets Fund	3,937	0	(7,456)	0	(13,846)
Factor Enhanced International Fund	3,890	0	40,114	0	(93,899)
Factor Enhanced Large Cap Fund	1,505	0	67,453	0	(68,730)
Factor Enhanced Small Cap Fund	0	0	24,666	0	(110,472)
High Yield Corporate Bond Fund	3,219	0	(2,865)	0	(7,906)
International Government Bond Fund	0	0	36,872	(12,194)	0
U.S. Core Bond Fund	5,574	587	(1,403)	0	0

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended February 28, 2018 were as follows:

	Net investment income	Tax basis return of capital
Emerging Markets Bond Fund	$233	$0
Factor Enhanced Emerging Markets Fund	72	0
Factor Enhanced International Fund	49	0
Factor Enhanced Large Cap Fund	56	0
Factor Enhanced Small Cap Fund	42	0
High Yield Corporate Bond Fund	385	8
International Government Bond Fund	35	0
U.S. Core Bond Fund	166	22

8. CONCENTRATION OF OWNERSHIP

At February 28, 2019, Wells Fargo owned 100% of each Fund. Investment and/or voting activities of Wells Fargo with respect to their holdings in each Fund could have a material impact on each Fund.

64	Wells Fargo Funds	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Funds	65

TO THE SHAREHOLDERS OF THE FUNDS AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund (collectively, the Funds), eight of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of February 28, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from August 3, 2017 (commencement of operations) to February 28, 2018, except for Wells Fargo International Government Bond Fund which is for the year then ended and for the period from October 31, 2017 (commencement of operations) to February 28, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from the commencement of operations to February 28, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods from the commencement of operations to February 28, 2019, and the financial highlights for each of the years or periods from the commencement of operations to February 28, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 26, 2019

66	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 39.51%

FFCB	2.54%	4-5-2021	$690,000	$689,575

FHLB	1.13	7-14-2021	120,000	116,202

FHLB	2.13	6-9-2023	520,000	509,212

FHLB	2.26	10-4-2022	1,000,000	983,683

FHLB	2.63	5-28-2020	830,000	830,655

FHLB	2.75	12-13-2024	870,000	872,573

FHLB	5.63	3-14-2036	60,000	77,245

FHLMC	1.38	4-20-2020	870,000	858,645

FHLMC	2.38	1-13-2022	1,180,000	1,174,894

FHLMC	2.50	3-1-2032	6,324,755	6,207,415

FHLMC	3.00	2-1-2047	17,871,612	17,498,075

FHLMC	3.00	3-1-2048	194,155	189,953

FHLMC	3.50	2-1-2044	14,677,349	14,803,144

FHLMC	3.50	4-1-2045	613,939	616,733

FHLMC	3.50	8-1-2047	9,852,959	9,869,344

FHLMC	6.00	7-1-2040	2,685,608	2,950,985

FHLMC Series K015 Class A2	3.23	7-25-2021	60,000	60,474

FHLMC Series K028 Class A1	2.18	11-25-2022	139,347	137,911

FHLMC Series K029 Class A2 ±±	3.32	2-25-2023	545,000	555,080

FHLMC Series K030 Class A2 ±±	3.25	4-25-2023	305,000	309,960

FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	50,000	50,859

FHLMC Series K034 Class A2 ±±	3.53	7-25-2023	60,000	61,538

FHLMC Series K035 Class A2 ±±	3.46	8-25-2023	55,000	56,258

FHLMC Series K048 Class A2 ±±	3.28	6-25-2025	215,000	218,444

FHLMC Series K062 Class A2	3.41	12-25-2026	750,000	764,427

FHLMC Series K063 Class A2 ±±	3.43	1-25-2027	45,000	45,856

FHLMC Series K070 Class A2 ±±	3.30	11-25-2027	425,000	427,386

FHLMC Series K152 Class A1	2.83	5-25-2030	346,319	339,939

FHLMC Series K152 Class A2	3.08	1-25-2031	125,000	120,549

FHLMC Series K155 Class A3	3.75	4-25-2033	40,000	40,683

FHLMC Series K717 Class A2	2.99	9-25-2021	900,000	902,749

FNMA	1.38	2-26-2021	120,000	117,267

FNMA	1.50	11-30-2020	120,000	117,813

FNMA	1.90	10-27-2020	580,000	572,428

FNMA	2.13	4-24-2026	910,000	868,248

FNMA	2.50	12-1-2027	836,770	825,392

FNMA	2.50	9-1-2031	2,772,126	2,725,234

FNMA	3.00	12-1-2026	3,817,185	3,825,941

FNMA	3.00	12-1-2030	560,860	560,257

FNMA	3.00	7-1-2032	4,393,612	4,388,895

FNMA	3.00	1-1-2034	645,528	644,550

FNMA	3.00	8-1-2036	289,997	287,553

FNMA	3.00	2-1-2037	4,629,976	4,590,948

FNMA	3.00	11-1-2046	827,545	809,280

FNMA	3.00	7-1-2047	7,385,863	7,222,825

FNMA	3.00	12-1-2047	2,344,766	2,292,335

FNMA	3.50	6-1-2031	2,913,568	2,965,252

FNMA %%	3.50	3-18-2034	2,015,000	2,046,428

FNMA	3.50	1-1-2035	211,770	215,048

FNMA	3.50	3-1-2036	3,013,999	3,040,224

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	67

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	3.50%	4-1-2037	$1,362,664	$1,367,787

FNMA	3.50	6-1-2042	2,924,048	2,948,633

FNMA	3.50	7-1-2042	1,194,372	1,205,512

FNMA	3.50	10-1-2042	6,137,261	6,188,859

FNMA	3.50	9-1-2043	2,302,999	2,326,522

FNMA	3.50	1-1-2048	1,145,000	1,145,822

FNMA	3.50	3-1-2048	1,165,836	1,166,673

FNMA	4.00	6-1-2042	11,151,665	11,470,217

FNMA	4.00	6-1-2042	1,045,978	1,075,849

FNMA	4.00	8-1-2043	7,838,763	8,049,043

FNMA	4.00	6-1-2048	11,306,780	11,532,857

FNMA	4.00	8-1-2048	1,335,000	1,362,117

FNMA	4.00	9-1-2048	881,529	899,243

FNMA	4.00	10-1-2048	2,320	2,369

FNMA	4.00	10-1-2048	23,166	23,656

FNMA	4.50	5-1-2040	459,184	482,381

FNMA	4.50	9-1-2040	11,210,183	11,744,419

FNMA	4.50	2-1-2047	3,516,640	3,642,307

FNMA %%	4.50	3-13-2049	6,625,000	6,854,183

FNMA	5.00	1-1-2042	400,542	428,745

FNMA	5.00	6-1-2045	1,491,279	1,595,874

FNMA	5.00	7-1-2045	5,084,767	5,443,422

FNMA	5.50	9-1-2040	2,851,109	3,062,361

FNMA	6.00	5-1-2041	150,409	165,630

FNMA	6.25	5-15-2029	230,000	293,425

FNMA	7.13	1-15-2030	810,000	1,104,391

FNMA	7.25	5-15-2030	80,000	110,678

FNMA Series 2012-M14 Class AI ±±	2.89	9-25-2027	166,768	162,538

FNMA Series 2016-M7 Class A2	2.50	9-25-2026	175,000	167,934

FNMA Series 2017-M1 Class A2 ±±	2.42	10-25-2026	275,000	261,495

FNMA Series 2017-M11 Class A2	2.98	8-25-2029	320,000	308,221

FNMA Series 2017-M3 Class A2 ±±	2.48	12-25-2026	995,000	948,429

FNMA Series 2017-M5 Class A2 ±±	3.18	4-25-2029	70,000	68,746

FNMA Series 2018-M13 Class A2 ±±	3.70	9-25-2030	90,000	92,423

GNMA	3.00	4-20-2045	8,631,156	8,550,574

GNMA	3.00	11-20-2045	633,165	626,861

GNMA	3.00	3-20-2046	6,008,530	5,945,638

GNMA	3.50	2-20-2045	16,611,150	16,781,805

GNMA	3.50	6-20-2045	2,697,091	2,724,811

GNMA	3.50	11-20-2045	3,094,404	3,130,040

GNMA	3.50	7-20-2047	868,331	876,395

GNMA	3.50	5-20-2048	269,714	272,193

GNMA	4.00	7-20-2044	2,942,625	3,043,125

GNMA	4.00	8-20-2044	1,440,759	1,484,196

GNMA	4.00	9-20-2044	2,909,666	3,009,130

GNMA	4.00	12-20-2047	6,117,577	6,283,007

TVA	2.88	2-1-2027	35,000	34,744

TVA	3.50	12-15-2042	120,000	117,421

TVA	3.88	2-15-2021	360,000	368,616

TVA	4.63	9-15-2060	35,000	41,978

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

TVA	5.38%	4-1-2056	$10,000	$13,420

TVA	6.75	11-1-2025	190,000	233,480

Total Agency Securities (Cost $246,797,726)				241,696,559

Asset-Backed Securities: 0.65%

Bank of America Credit Card Trust Series 2017-A1 Class A1	1.95	8-15-2022	15,000	14,889

Capital One Multi Asset Execution Trust Series 2017-A1 Class A1	2.00	1-17-2023	15,000	14,891

Capital One Multi Asset Execution Trust Series 2017-A3 Class A3	2.43	1-15-2025	110,000	108,886

Capital One Multi Asset Execution Trust Series 2017-A4 Class A4	1.99	7-17-2023	50,000	49,445

Capital One Multi Asset Execution Trust Series 2017-A6 Class A6	2.29	7-15-2025	85,000	83,392

CarMax Auto Owner Trust Series 2016-2 Class A4	1.68	9-15-2021	335,000	330,924

CarMax Auto Owner Trust Series 2016-3 Class A3	1.97	4-15-2022	240,000	238,148

CarMax Auto Owner Trust Series 2016-3 Class A4	1.60	1-18-2022	17,000	16,709

CarMax Auto Owner Trust Series 2016-4 Class A4	1.60	6-15-2022	10,000	9,790

CarMax Auto Owner Trust Series 2017-2 Class A4	2.25	9-15-2022	195,000	192,460

CarMax Auto Owner Trust Series 2017-3 Class A4	2.22	11-15-2022	89,000	87,689

CarMax Auto Owner Trust Series 2018-3 Class D	3.91	1-15-2025	80,000	80,144

Chase Issuance Trust Series 2012-A7 Class A7	2.16	9-15-2024	205,000	200,359

Citibank Credit Card Issuance Trust Series 2014-A5 Class A5	2.68	6-7-2023	110,000	109,821

Citibank Credit Card Issuance Trust Series 2017-A3 Class A3	1.92	4-7-2022	165,000	163,477

Discover Card Execution Note Trust Series 2017-A2 Class A2	2.39	7-15-2024	335,000	330,659

Ford Credit Floorplan Master Owner Trust Series 2016-5 Class A1	1.95	11-15-2021	40,000	39,748

Ford Credit Floorplan Master Owner Trust Series 2017-3 Class A	2.48	9-15-2024	50,000	49,275

Mercedes-Benz Auto Lease Trust Series 2017-A Class A4	2.01	1-17-2023	60,000	59,680

Nissan Auto Receivables Owner Trust Series 2017-A Class A4	2.11	5-15-2023	15,000	14,823

Nissan Auto Receivables Owner Trust Series 2017-C Class A3	2.12	4-18-2022	290,000	287,815

Nissan Auto Receivables Owner Trust Series 2017-C Class A4	2.28	2-15-2024	95,000	93,748

Synchrony Credit Card Master Note Trust Series 2015-1 Class A	2.37	3-15-2023	425,000	422,921

Synchrony Credit Card Master Note Trust Series 2016-2 Class A	2.21	5-15-2024	175,000	172,421

Synchrony Credit Card Master Note Trust Series 2018-2 Class A	3.47	5-15-2026	105,000	106,754

World Financial Network Credit Card Master Trust Series 2016-A Class A	2.03	4-15-2025	72,000	70,322

World Omni Auto Receivables Trust Series 2016-B Class A4	1.48	11-15-2022	192,000	187,885

World Omni Auto Receivables Trust Series 2017-A Class A4	2.24	6-15-2023	210,000	207,781

World Omni Auto Receivables Trust Series 2017-B Class A4	2.25	10-16-2023	205,000	201,091

World Omni Auto Receivables Trust Series 2018-D Class A4	3.44	12-16-2024	28,000	28,368

Total Asset-Backed Securities (Cost $4,003,227)				3,974,315

Municipal Obligations: 0.82%

California: 0.28%

Education Revenue: 0.01%

California Series B	3.90	11-1-2047	15,000	14,291

University of California Series AD	4.86	5-15-2112	70,000	72,320

				86,611

GO Revenue: 0.17%

California Build America Bonds	5.70	11-1-2021	90,000	96,987

California Build America Bonds	7.55	4-1-2039	110,000	161,563

California Build America Bonds	7.60	11-1-2040	15,000	22,412

California Build America Bonds	7.63	3-1-2040	200,000	292,998

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	69

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

California Build America Bonds Taxable Various Purpose	7.50%	4-1-2034	$100,000	$140,794

Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	5,000	7,227

Los Angeles CA Unified School District Build America Bonds	5.75	7-1-2034	15,000	18,002

Los Angeles CA Unified School District Build America Bonds	5.76	7-1-2029	60,000	69,493

Los Angeles CA Unified School District Build America Bonds	6.76	7-1-2034	160,000	208,147

				1,017,623

Transportation Revenue: 0.06%

Bay Area CA Toll Authority Series 1	6.26	4-1-2049	100,000	136,491

Bay Area CA Toll Authority Series 1	6.92	4-1-2040	15,000	20,144

Bay Area CA Toll Authority Series 1	7.04	4-1-2050	140,000	203,301

				359,936

Utilities Revenue: 0.04%

California Department of Water Resources Series P	2.00	5-1-2022	55,000	53,756

Los Angeles CA DW&P Build America Bonds Series A	5.72	7-1-2039	100,000	123,019

Los Angeles CA DW&P Build America Bonds Series D	6.57	7-1-2045	55,000	76,832

				253,607

				1,717,777

Florida: 0.03%

Miscellaneous Revenue: 0.03%

Florida Board of Administrative Finance Series A	2.64	7-1-2021	150,000	149,697

Georgia: 0.03%

Utilities Revenue: 0.03%

Municipal Electric Authority of Georgia Build America Bonds	6.66	4-1-2057	149,000	168,474

Municipal Electric Authority of Georgia Build America Bonds	7.06	4-1-2057	10,000	11,138

				179,612

Illinois: 0.11%

GO Revenue: 0.06%

Chicago IL Series B	6.31	1-1-2044	50,000	48,666

Illinois Taxable Pension	5.10	6-1-2033	330,000	313,002

				361,668

Miscellaneous Revenue: 0.01%

Illinois Build America Bonds Series 3	6.73	4-1-2035	45,000	47,518

Tax Revenue: 0.04%

Chicago IL Transit Authority Series B	6.90	12-1-2040	210,000	267,441

				676,627

Kansas: 0.00%

Miscellaneous Revenue: 0.00%

Kansas Development Finance Authority Series H	4.93	4-15-2045	5,000	5,545

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 0.03%

GO Revenue: 0.03%

Massachusetts Build America Bonds Series A	4.91%	5-1-2029	$130,000	$144,717

Massachusetts Build America Bonds Series D	4.50	8-1-2031	5,000	5,443

Massachusetts Build America Bonds Series E	4.20	12-1-2021	10,000	10,219

				160,379

New Jersey: 0.06%

Miscellaneous Revenue: 0.04%

New Jersey EDA Series A (National Insured)	7.43	2-15-2029	225,000	271,190

Transportation Revenue: 0.02%

New Jersey Turnpike Authority Build America Bonds Series A	7.10	1-1-2041	70,000	97,507

				368,697

New York: 0.12%

Airport Revenue: 0.04%

Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	190,000	200,507

Tax Revenue: 0.04%

New York Metropolitan Transportation Authority Dedicated Tax Fund Build America Bonds	7.34	11-15-2039	100,000	142,221

New York NY Transitional Finance Authority Build America Bonds Subseries C-2	5.77	8-1-2036	100,000	116,618

				258,839

Water & Sewer Revenue: 0.04%

New York NY Municipal Water Finance Authority	5.44	6-15-2043	10,000	12,266

New York NY Municipal Water Finance Authority Series CC	5.88	6-15-2044	190,000	248,571

				260,837

				720,183

Ohio: 0.03%

Education Revenue: 0.00%

Ohio State University Build America Bonds	4.91	6-1-2040	5,000	5,764

Utilities Revenue: 0.03%

American Municipal Power Ohio Incorporated Build America Bonds	5.94	2-15-2047	150,000	186,821

American Municipal Power Ohio Incorporated Build America Bonds Series E	6.27	2-15-2050	10,000	12,615

				199,436

				205,200

Oregon: 0.04%

Tax Revenue: 0.04%

Oregon	5.76	6-1-2023	159,867	170,711

Oregon Department of Transportation Build America Bonds Series A	5.83	11-15-2034	50,000	61,903

				232,614

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	71

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.00%

Transportation Revenue: 0.00%

Pennsylvania Turnpike Comission Series B	5.51%	12-1-2045	$5,000	$6,062

Texas: 0.08%

Miscellaneous Revenue: 0.06%

Texas Build America Bonds	5.52	4-1-2039	290,000	357,808

Utilities Revenue: 0.02%

San Antonio TX	4.43	2-1-2042	140,000	149,716

				507,524

Wisconsin: 0.01%

Tax Revenue: 0.01%

Wisconsin General Fund Annual Appropriations Series C	3.15	5-1-2027	80,000	78,745

Total Municipal Obligations (Cost $5,167,672)				5,008,662

Non-Agency Mortgage-Backed Securities: 1.62%

Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	480,000	488,511

Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	25,000	24,815

Benchmark Mortgage Trust Series 2018-B6 Class A4	4.26	10-10-2051	135,000	142,308

Benchmark Mortgage Trust Series 2018-B7 Class B	4.86	5-15-2053	235,000	253,923

CenterPoint Energy Transition Restoration Bond Company LLC	4.24	8-15-2023	103,784	106,226

CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	20,000	20,326

Citigroup Commercial Mortgage Trust Series 2015-GC27 Class A5	3.14	2-10-2048	55,000	54,644

Citigroup Commercial Mortgage Trust Series 2016 GC37 Class B	4.23	4-10-2049	535,000	546,239

Citigroup Commercial Mortgage Trust Series 2016-GC36 Class A5	3.62	2-10-2049	680,000	689,789

Citigroup Commercial Mortgage Trust Series 2016-GC36 Class B ±±	4.76	2-10-2049	40,000	41,713

Citigroup Commercial Mortgage Trust Series 2016-GC36 Class C ±±	4.76	2-10-2049	95,000	96,870

Citigroup Commercial Mortgage Trust Series 2016-P4 Class A4	2.90	7-10-2049	135,000	130,642

Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	141,000	139,351

Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4	4.41	11-10-2051	520,000	553,061

Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	53,912	53,310

Commercial Mortgage Pass-Through Certificate Series 2013-CR9 Class A4 ±±	4.23	7-10-2045	505,000	528,531

Commercial Mortgage Trust Pass-Through Certificate Series 2012-CR2 Class ASB	2.75	8-15-2045	56,573	56,282

Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	631,341	634,452

Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	60,000	60,032

Commercial Mortgage Trust Series 2014 UBS5 Class C ±±	4.61	9-10-2047	195,000	196,317

Commercial Mortgage Trust Series 2014-UBS6 Class C ±±	4.46	12-10-2047	60,000	59,164

Commercial Mortgage Trust Series 2015-CR23 Class A3	3.23	5-10-2048	60,000	59,865

Commercial Mortgage Trust Series 2016-COR1 Class C ±±	4.39	10-10-2049	65,000	64,733

Commercial Mortgage Trust Series 2016-CR28 Class A4	3.76	2-10-2049	215,000	219,328

Goldman Sachs Mortgage Securities Trust Series 2012-GC6 Class A3	3.48	1-10-2045	722,272	728,800

Goldman Sachs Mortgage Securities Trust Series 2012-GCJ9 Class AS	3.12	11-10-2045	40,000	39,611

Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class B ±±	4.89	1-10-2047	80,000	81,934

Goldman Sachs Mortgage Securities Trust Series 2017-GS5 Class A3	3.41	3-10-2050	600,000	598,236

GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	265,000	277,027

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C15 Class A4	4.10	11-15-2045	17,885	18,585

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C30 Class A5	3.82%	7-15-2048	$1,450,000	$1,488,542

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C31 Class A3	3.80	8-15-2048	195,000	199,869

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	17,163	17,119

Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class A4	3.18	8-15-2045	60,000	60,193

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class AS ±±	4.37	8-15-2046	360,000	373,088

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8 Class A4	3.13	12-15-2048	50,000	49,797

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class A4	3.31	4-15-2048	60,000	60,033

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 Class B ±±	3.88	4-15-2048	285,000	283,167

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24 Class A4	3.73	5-15-2048	400,000	408,581

Total Non-Agency Mortgage-Backed Securities (Cost $10,084,663)				9,905,014

U.S. Treasury Securities: 50.85%

U.S. Treasury Bond	2.13	9-30-2024	3,270,000	3,194,637

U.S. Treasury Bond	2.13	11-30-2024	4,755,000	4,640,397

U.S. Treasury Bond	2.50	2-15-2046	100,000	89,172

U.S. Treasury Bond	2.50	5-15-2046	1,925,000	1,715,280

U.S. Treasury Bond	2.75	8-15-2042	6,035,000	5,717,455

U.S. Treasury Bond	2.75	11-15-2042	4,170,000	3,945,537

U.S. Treasury Bond	2.75	11-15-2047	1,255,000	1,173,180

U.S. Treasury Bond	2.88	5-15-2028	2,295,000	2,325,839

U.S. Treasury Bond	2.88	5-15-2043	5,955,000	5,748,669

U.S. Treasury Bond	3.00	5-15-2042	2,600,000	2,575,219

U.S. Treasury Bond	3.00	11-15-2044	585,000	576,499

U.S. Treasury Bond	3.00	5-15-2045	105,000	103,511

U.S. Treasury Bond	3.00	11-15-2045	55,000	54,205

U.S. Treasury Bond	3.00	2-15-2047	70,000	68,986

U.S. Treasury Bond	3.00	5-15-2047	20,761,000	20,433,365

U.S. Treasury Bond	3.00	2-15-2048	435,000	427,421

U.S. Treasury Bond	3.13	11-15-2028	1,855,000	1,918,331

U.S. Treasury Bond	3.13	11-15-2041	2,125,000	2,154,053

U.S. Treasury Bond	3.13	2-15-2042	370,000	374,712

U.S. Treasury Bond	3.38	5-15-2044	20,000	21,034

U.S. Treasury Bond	3.63	8-15-2043	490,000	536,512

U.S. Treasury Bond	3.63	2-15-2044	35,000	38,344

U.S. Treasury Bond	3.75	8-15-2041	780,000	871,163

U.S. Treasury Bond	4.25	11-15-2040	480,000	574,988

U.S. Treasury Bond	4.75	2-15-2041	390,000	499,215

U.S. Treasury Bond	5.00	5-15-2037	1,914,000	2,497,022

U.S. Treasury Bond	5.25	2-15-2029	760,000	926,013

U.S. Treasury Bond	5.38	2-15-2031	2,017,000	2,550,717

U.S. Treasury Bond	5.50	8-15-2028	430,000	529,152

U.S. Treasury Bond	6.13	11-15-2027	2,285,000	2,889,008

U.S. Treasury Bond	6.13	8-15-2029	475,000	620,784

U.S. Treasury Bond	6.38	8-15-2027	730,000	932,746

U.S. Treasury Bond	6.88	8-15-2025	335,000	419,417

U.S. Treasury Note	2.88	11-30-2025	3,225,000	3,275,643

U.S. Treasury Note ##	1.13	3-31-2020	3,065,000	3,018,666

U.S. Treasury Note	1.13	4-30-2020	4,905,000	4,825,294

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	73

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	1.13%	2-28-2021	$1,855,000	$1,804,205

U.S. Treasury Note	1.13	6-30-2021	2,555,000	2,475,955

U.S. Treasury Note	1.13	9-30-2021	3,655,000	3,530,502

U.S. Treasury Note	1.25	3-31-2021	885,000	862,529

U.S. Treasury Note	1.25	10-31-2021	2,820,000	2,728,791

U.S. Treasury Note	1.38	5-31-2020	3,325,000	3,276,684

U.S. Treasury Note	1.38	8-31-2020	925,000	909,029

U.S. Treasury Note	1.38	9-15-2020	3,265,000	3,206,970

U.S. Treasury Note	1.38	9-30-2020	5,030,000	4,937,259

U.S. Treasury Note	1.38	10-31-2020	3,365,000	3,300,066

U.S. Treasury Note	1.38	1-31-2021	1,750,000	1,711,719

U.S. Treasury Note	1.38	4-30-2021	1,560,000	1,522,402

U.S. Treasury Note	1.38	6-30-2023	6,170,000	5,880,299

U.S. Treasury Note	1.38	8-31-2023	435,000	413,811

U.S. Treasury Note	1.38	9-30-2023	6,135,000	5,830,407

U.S. Treasury Note	1.50	5-31-2020	2,810,000	2,773,558

U.S. Treasury Note	1.50	6-15-2020	9,500,000	9,372,344

U.S. Treasury Note	1.50	8-15-2020	1,465,000	1,442,853

U.S. Treasury Note	1.50	1-31-2022	3,290,000	3,198,111

U.S. Treasury Note	1.50	3-31-2023	6,085,000	5,845,165

U.S. Treasury Note	1.50	8-15-2026	1,680,000	1,550,325

U.S. Treasury Note	1.63	3-15-2020	10,000	9,905

U.S. Treasury Note	1.63	8-15-2022	175,000	169,859

U.S. Treasury Note	1.63	11-15-2022	2,035,000	1,971,088

U.S. Treasury Note	1.63	4-30-2023	280,000	270,123

U.S. Treasury Note	1.63	5-31-2023	3,090,000	2,978,591

U.S. Treasury Note	1.63	10-31-2023	6,080,000	5,839,887

U.S. Treasury Note	1.63	2-15-2026	6,240,000	5,842,444

U.S. Treasury Note	1.63	5-15-2026	625,000	583,740

U.S. Treasury Note	1.75	10-31-2020	3,080,000	3,039,214

U.S. Treasury Note	1.75	12-31-2020	10,000	9,857

U.S. Treasury Note	1.75	11-30-2021	1,975,000	1,935,500

U.S. Treasury Note	1.75	2-28-2022	1,030,000	1,007,791

U.S. Treasury Note	1.75	3-31-2022	2,585,000	2,527,948

U.S. Treasury Note	1.75	6-30-2022	12,505,000	12,207,518

U.S. Treasury Note	1.75	9-30-2022	10,000	9,740

U.S. Treasury Note	1.75	5-15-2023	775,000	751,114

U.S. Treasury Note	1.88	6-30-2020	1,870,000	1,853,272

U.S. Treasury Note	1.88	11-30-2021	3,550,000	3,491,342

U.S. Treasury Note	1.88	7-31-2022	1,670,000	1,635,556

U.S. Treasury Note	1.88	9-30-2022	3,245,000	3,174,776

U.S. Treasury Note	2.00	5-31-2021	5,890,000	5,823,507

U.S. Treasury Note	2.00	10-31-2021	1,160,000	1,144,866

U.S. Treasury Note	2.00	12-31-2021	3,630,000	3,581,080

U.S. Treasury Note	2.00	10-31-2022	1,990,000	1,954,164

U.S. Treasury Note	2.00	2-15-2023	30,000	29,414

U.S. Treasury Note	2.00	6-30-2024	9,501,000	9,238,238

U.S. Treasury Note	2.00	2-15-2025	340,000	328,870

U.S. Treasury Note	2.00	8-15-2025	1,200,000	1,156,641

U.S. Treasury Note	2.13	9-30-2021	3,355,000	3,322,629

U.S. Treasury Note	2.13	12-31-2022	1,700,000	1,675,695

U.S. Treasury Note	2.13	11-30-2023	2,290,000	2,248,583

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.13%	7-31-2024	$570,000	$557,442

U.S. Treasury Note	2.13	5-15-2025	160,000	155,631

U.S. Treasury Note	2.25	3-31-2021	5,810,000	5,776,638

U.S. Treasury Note	2.25	4-30-2021	5,825,000	5,791,324

U.S. Treasury Note	2.25	7-31-2021	5,580,000	5,546,215

U.S. Treasury Note	2.25	10-31-2024	2,035,000	2,000,739

U.S. Treasury Note	2.25	11-15-2024	4,275,000	4,200,688

U.S. Treasury Note	2.25	12-31-2024	3,550,000	3,486,488

U.S. Treasury Note	2.25	11-15-2025	565,000	552,111

U.S. Treasury Note	2.25	2-15-2027	400,000	388,203

U.S. Treasury Note	2.25	11-15-2027	1,045,000	1,008,915

U.S. Treasury Note	2.38	4-15-2021	2,895,000	2,885,953

U.S. Treasury Note	2.38	8-15-2024	490,000	485,253

U.S. Treasury Note	2.38	5-15-2027	8,628,000	8,442,633

U.S. Treasury Note	2.50	8-15-2023	5,540,000	5,534,590

U.S. Treasury Note	2.50	2-28-2026	3,165,000	3,140,150

U.S. Treasury Note	2.63	1-31-2026	2,230,000	2,231,220

U.S. Treasury Note	2.75	5-31-2023	1,895,000	1,912,173

U.S. Treasury Note	2.75	11-15-2023	2,040,000	2,059,842

U.S. Treasury Note	2.75	2-28-2025	3,500,000	3,531,445

U.S. Treasury Note	2.75	6-30-2025	1,270,000	1,280,765

U.S. Treasury Note	2.75	2-15-2028	2,685,000	2,695,069

U.S. Treasury Note	2.88	8-15-2028	1,675,000	1,696,723

U.S. Treasury Note	3.13	5-15-2021	2,430,000	2,460,945

U.S. Treasury Note	3.63	2-15-2021	695,000	709,389

U.S. Treasury Note	6.00	2-15-2026	2,955,000	3,585,015

U.S. Treasury Note	6.75	8-15-2026	795,000	1,015,581

U.S. Treasury Note	7.25	8-15-2022	3,150,000	3,638,373

U.S. Treasury Note	8.00	11-15-2021	760,000	868,122

U.S. Treasury Note	8.13	5-15-2021	2,490,000	2,786,077

U.S. Treasury Note	8.75	5-15-2020	1,865,000	2,001,524

Total U.S. Treasury Securities (Cost $315,765,776)				311,073,358

Yankee Corporate Bonds and Notes: 3.40%

Energy: 0.50%

Oil, Gas & Consumable Fuels: 0.50%

CNOOC Petroleum North America ULC	7.50	7-30-2039	60,000	84,372

CNOOC Petroleum North America ULC	7.88	3-15-2032	200,000	273,733

Ecopetrol SA	5.88	9-18-2023	440,000	473,224

Ecopetrol SA	7.38	9-18-2043	20,000	23,400

Equinor ASA	2.90	11-8-2020	110,000	110,211

Equinor ASA	4.80	11-8-2043	200,000	221,315

Petroleos Mexicanos Company	4.50	1-23-2026	140,000	125,020

Petroleos Mexicanos Company	5.50	6-27-2044	1,250,000	974,375

Petroleos Mexicanos Company	6.38	2-4-2021	430,000	442,380

Petroleos Mexicanos Company	6.50	3-13-2027	250,000	241,975

Petroleos Mexicanos Company	6.50	6-2-2041	110,000	95,700

Petroleos Mexicanos Company	6.63	6-15-2038	10,000	8,825

				3,074,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	75

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 2.90%

Banks: 2.90%

African Development Bank	2.63%	3-22-2021	$380,000	$379,816

Asian Development Bank	1.63	5-5-2020	140,000	138,367

Asian Development Bank	2.00	2-16-2022	950,000	933,434

Asian Development Bank	2.00	4-24-2026	60,000	56,918

Asian Development Bank	2.63	1-12-2027	630,000	620,863

Asian Development Bank	5.82	6-16-2028	10,000	12,091

Asian Development Bank	6.22	8-15-2027	80,000	97,762

Corporación Andina de Fomento	2.13	9-27-2021	10,000	9,726

Corporación Andina de Fomento	4.38	6-15-2022	270,000	278,786

European Bank for Reconstruction & Development	2.13	3-7-2022	370,000	364,430

European Investment Bank	1.38	6-15-2020	970,000	954,337

European Investment Bank	1.63	12-15-2020	280,000	275,222

European Investment Bank	1.88	2-10-2025	110,000	104,977

European Investment Bank	2.13	10-15-2021	750,000	741,047

European Investment Bank	2.38	6-15-2022	1,080,000	1,072,330

European Investment Bank	2.50	3-15-2023	200,000	199,088

European Investment Bank	2.88	8-15-2023	10,000	10,100

European Investment Bank	3.25	1-29-2024	100,000	102,730

FMS Wertmanagement	1.75	3-17-2020	350,000	346,806

Inter-American Development Bank	1.75	4-14-2022	580,000	564,967

Inter-American Development Bank	1.75	9-14-2022	250,000	242,656

Inter-American Development Bank	2.00	6-2-2026	260,000	246,543

Inter-American Development Bank	2.13	1-18-2022	60,000	59,198

Inter-American Development Bank	2.13	1-15-2025	690,000	667,100

Inter-American Development Bank	3.20	8-7-2042	30,000	29,008

Inter-American Development Bank	3.88	2-14-2020	140,000	141,594

Inter-American Development Bank	4.38	1-24-2044	30,000	34,852

International Bank for Reconstruction & Development	1.13	8-10-2020	190,000	186,038

International Bank for Reconstruction & Development	1.38	3-30-2020	730,000	720,387

International Bank for Reconstruction & Development	1.38	5-24-2021	890,000	866,385

International Bank for Reconstruction & Development	1.88	4-21-2020	690,000	684,207

International Bank for Reconstruction & Development	2.00	1-26-2022	240,000	235,934

International Bank for Reconstruction & Development	2.50	7-29-2025	50,000	49,303

International Bank for Reconstruction & Development	4.75	2-15-2035	80,000	95,100

International Finance Corporation	2.13	4-7-2026	400,000	384,384

KfW ¤	0.00	4-18-2036	340,000	191,958

KfW	1.50	6-15-2021	890,000	868,155

KfW	2.00	11-30-2021	250,000	245,970

KfW	2.00	5-2-2025	40,000	38,406

KfW	2.13	3-7-2022	1,100,000	1,084,895

KfW	2.13	6-15-2022	130,000	128,025

KfW	2.13	1-17-2023	1,010,000	991,495

KfW	2.75	9-8-2020	380,000	380,643

Landwirtschaftliche Rentenbank	1.75	7-27-2026	10,000	9,287

Landwirtschaftliche Rentenbank	2.25	10-1-2021	600,000	594,470

Nordic Investment Bank	1.25	8-2-2021	400,000	387,099

Oesterreichische Kontrollbank AG	2.88	3-13-2023	260,000	261,893

Swedish Export Credit ¤	0.00	5-11-2037	65,000	33,478

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

Swedish Export Credit	1.88%	6-23-2020	$590,000	$584,003

				17,706,263

Total Yankee Corporate Bonds and Notes (Cost $21,204,953)				20,780,793

Yankee Government Bonds: 2.07%

Canada	2.00	11-15-2022	150,000	146,893

Export Development Canada	2.00	11-30-2020	170,000	168,183

Export-Import Bank of Korea	2.88	1-21-2025	400,000	389,146

Export-Import Bank of Korea	5.13	6-29-2020	190,000	195,172

Hydro-Quebec	9.40	2-1-2021	535,000	599,412

Italy	5.38	6-15-2033	110,000	113,155

Italy	6.88	9-27-2023	100,000	109,500

Japan Bank for International Cooperation	1.88	4-20-2021	1,130,000	1,109,429

Japan Bank for International Cooperation	2.75	11-16-2027	360,000	347,389

Korea Development Bank	2.25	5-18-2020	450,000	445,074

Oriental Republic of Uruguay	4.98	4-20-2055	100,000	100,151

Oriental Republic of Uruguay	5.10	6-18-2050	385,000	393,663

Province of Alberta	2.20	7-26-2022	250,000	244,385

Province of British Columbia	7.25	9-1-2036	100,000	149,132

Province of British Columbia	2.00	10-23-2022	15,000	14,626

Province of Manitoba	2.10	9-6-2022	240,000	233,699

Province of Ontario	1.88	5-21-2020	60,000	59,386

Province of Ontario	2.20	10-3-2022	120,000	117,395

Province of Ontario	2.50	4-27-2026	480,000	462,207

Province of Ontario	3.20	5-16-2024	5,000	5,054

Province of Ontario	4.40	4-14-2020	230,000	234,158

Province of Quebec	2.50	4-20-2026	75,000	72,414

Province of Quebec	2.63	2-13-2023	60,000	59,517

Republic of Chile	3.63	10-30-2042	285,000	271,349

Republic of Colombia	3.88	4-25-2027	210,000	206,957

Republic of Colombia	6.13	1-18-2041	225,000	254,027

Republic of Colombia	7.38	9-18-2037	280,000	351,400

Republic of Hungary	5.38	3-25-2024	215,000	233,512

Republic of Hungary	6.38	3-29-2021	30,000	31,868

Republic of Hungary	7.63	3-29-2041	135,000	196,766

Republic of Indonesia	2.95	1-11-2023	200,000	195,375

Republic of Korea	3.88	9-11-2023	210,000	217,014

Republic of Panama	9.38	4-1-2029	360,000	515,196

Republic of Peru	5.63	11-18-2050	365,000	446,213

Republic of Philippines	4.00	1-15-2021	105,000	106,897

Republic of Poland	3.00	3-17-2023	490,000	489,265

Republic of Poland	3.25	4-6-2026	10,000	9,980

Republic of Poland	5.13	4-21-2021	10,000	10,455

Republic of the Philippines	5.50	3-30-2026	705,000	798,337

Republic of the Philippines	6.38	10-23-2034	185,000	240,261

State of Israel	4.00	6-30-2022	365,000	377,173

State of Israel	5.50	12-4-2023	240,000	270,167

State of Israel	5.50	4-26-2024	60,000	67,750

State of Israel	5.50	9-18-2033	6,000	7,548

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	77

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)

United Mexican States	4.00%	10-2-2023	$10,000	$10,102

United Mexican States	4.15	3-28-2027	205,000	202,438

United Mexican States	4.35	1-15-2047	225,000	201,544

United Mexican States	5.75	10-12-2099	175,000	172,027

United Mexican States	6.05	1-11-2040	170,000	187,597

United Mexican States	7.50	4-8-2033	610,000	764,025

United Mexican States	8.30	8-15-2031	60,000	79,211

Total Yankee Government Bonds (Cost $12,904,714)				12,683,594

	Yield		Shares
Short-Term Investments: 1.13%

Investment Companies: 1.12%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.34		6,855,231	6,855,231

			Principal
U.S. Treasury Securities: 0.01%

U.S. Treasury Bill (z)	2.21	3-14-2019	$70,000	69,940

Total Short-Term Investments (Cost $6,925,171)				6,925,171

Total investments in securities (Cost $622,853,902)	100.05%	612,047,466

Other assets and liabilities, net	(0.05)	(308,063)

Total net assets	100.00%	$611,739,403

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

DW&P	Department of Water & Power

EDA	Economic Development Authority

FFCB	Federal Farm Credit Banks

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

National	National Public Finance Guarantee Corporation

TVA	Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Funds	Portfolio of investments—February 28, 2019

BLOOMBERG BARCLAYS US AGGREGATE EX-CORPORATE PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	72,834,127	341,762,042	407,740,938	6,855,231	$0	$0	$403,835	$6,855,231	1.12%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	79

EMERGING MARKETS BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 16.73%

Azerbaijan: 1.42%

Southern Gas Corridor CJSC (Energy, Oil, Gas & Consumable Fuels)	6.88%	3-24-2026	$200,000	$222,650

State Oil Company of the Azerbaijan Republic (Energy, Oil, Gas & Consumable Fuels)	4.75	3-13-2023	400,000	404,288

				626,938

Cayman Islands: 0.40%

Lamar Funding Limited (Utilities, Electric Utilities)	3.96	5-7-2025	200,000	174,000

Chile: 1.03%

Codelco Incorporated (Materials, Metals & Mining)	4.88	11-4-2044	250,000	262,360

Empresa Nacional del Petroleo (Energy, Oil, Gas & Consumable Fuels)	3.75	8-5-2026	200,000	193,702

				456,062

China: 0.44%

Chinalco Capital Holdings Limited (Materials, Metals & Mining)	4.25	4-21-2022	200,000	194,133

Hong Kong: 0.46%

CNAC Hong Kong Finbridge Company Limited (Materials, Chemicals)	4.63	3-14-2023	200,000	204,466

Indonesia: 0.46%

PT Pertamina Persero Tbk (Energy, Oil, Gas & Consumable Fuels)	5.63	5-20-2043	200,000	201,098

Ireland: 0.63%

Vnesheconombank (Financials, Banks)	5.94	11-21-2023	275,000	277,682

Kazakhstan: 1.48%

KazMunayGas National Company JSC (Energy, Oil, Gas & Consumable Fuels)	5.75	4-19-2047	450,000	460,064

KaztransGas Company JSC (Energy, Oil, Gas & Consumable Fuels)	4.38	9-26-2027	200,000	193,000

				653,064

Malaysia: 1.22%

Petronas Capital Limited (Energy, Oil, Gas & Consumable Fuels)	3.50	3-18-2025	216,000	217,563

Petronas Capital Limited (Energy, Oil, Gas & Consumable Fuels)	4.50	3-18-2045	300,000	319,078

				536,641

Mexico: 3.39%

Comision Federal de Electricidad (Utilities, Electric Utilities)	5.75	2-14-2042	200,000	193,752

Mexico City Airport Trust (Industrials, Airlines)	5.50	7-31-2047	200,000	172,500

Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	4.88	1-24-2022	600,000	596,400

Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	5.63	1-23-2046	250,000	196,225

Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	6.63	9-29-2049	200,000	163,000

Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels)	6.75	9-21-2047	200,000	173,420

				1,495,297

Netherlands: 0.56%

MDC-GMTN BV (Financials, Diversified Financial Services)	3.75	4-19-2029	250,000	247,915

Peru: 0.67%

Petroleos del Peru SA (Energy, Oil, Gas & Consumable Fuels)	4.75	6-19-2032	300,000	295,500

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Funds	Portfolio of investments—February 28, 2019

EMERGING MARKETS BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

South Africa: 1.07%

Eskom Holdings SOC Limited (Utilities, Electric Utilities)	5.75%	1-26-2021	$275,000	$273,225

ZAR Sovereign Capital Fund Proprietary Limited (Materials, Metals & Mining)	3.90	6-24-2020	200,000	199,266

				472,491

United Kingdom: 0.45%

Ukreximbank Via Biz Finance plc (Financials, Banks)	9.75	1-22-2025	200,000	196,200

Venezuela: 0.64%

Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) ††	5.38	4-12-2027	200,000	47,000

Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) ††	5.38	4-12-2027	350,000	82,250

Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) ††	5.50	4-12-2037	200,000	45,500

Petroleos de Venezuela SA (Energy, Oil, Gas & Consumable Fuels) ††	9.00	11-17-2021	400,000	106,000

				280,750

Virgin Islands (British): 2.41%

CCTI 2017 Limited (Financials, Capital Markets)	3.63	8-8-2022	200,000	191,483

Charming Light Investments Limited (Financials, Diversified Financial Services)	2.38	8-30-2021	200,000	192,214

Sinopec Group Overseas Development (2015) Limited (Energy, Oil, Gas & Consumable Fuels)	3.00	4-12-2022	200,000	197,006

State Grid Overseas Investment (2016) Limited (Utilities, Electric Utilities)	2.75	5-4-2022	300,000	294,577

State Grid Overseas Investment (2016) Limited (Utilities, Electric Utilities)	2.88	5-18-2026	200,000	188,152

				1,063,432

Total Yankee Corporate Bonds and Notes (Cost $7,573,411)				7,375,669

Yankee Government Bonds: 80.42%

Arab Republic of Egypt	6.13	1-31-2022	200,000	203,000

Arab Republic of Egypt	6.59	2-21-2028	250,000	243,450

Arab Republic of Egypt	8.50	1-31-2047	250,000	255,776

Banco Nacional de Desenvolvimento Economico e Social	5.50	7-12-2020	200,000	206,750

China Development Bank	4.00	1-24-2037	350,000	342,730

Dominican Republic	5.95	1-25-2027	1,100,000	1,140,143

Dominican Republic	6.00	7-19-2028	200,000	207,000

Export Credit Bank of Turkey	5.00	9-23-2021	200,000	194,393

Export-Import Bank of China	2.00	4-26-2021	450,000	439,009

Export-Import Bank of India	4.00	1-14-2023	475,000	479,686

Federation of Malaysia	3.18	4-27-2026	400,000	394,005

Federative Republic of Brazil	4.63	1-13-2028	400,000	397,404

Federative Republic of Brazil	5.63	1-7-2041	450,000	450,680

Federative Republic of Brazil	10.13	5-15-2027	25,000	34,406

Government of Jamaica	6.75	4-28-2028	225,000	249,037

Government of Jamaica	7.88	7-28-2045	300,000	356,250

Islamic Republic of Pakistan	8.25	4-15-2024	350,000	368,445

Kingdom of Bahrain	7.00	10-12-2028	200,000	210,778

Kingdom of Jordan	5.75	1-31-2027	300,000	292,884

Kingdom of Morocco	5.50	12-11-2042	200,000	210,000

Lebanese Republic	6.60	11-27-2026	500,000	426,290

Lebanese Republic	7.05	11-2-2035	200,000	162,524

Lebanese Republic	8.25	4-12-2021	350,000	338,261

Mongolia Government	5.63	5-1-2023	250,000	252,156

Oman Government International Bond	6.50	3-8-2047	400,000	353,520

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	81

EMERGING MARKETS BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)

Oman Government International Bond	3.88%	3-8-2022	$500,000	$484,520

Oriental Republic of Uruguay	4.50	8-14-2024	500,000	518,195

Oriental Republic of Uruguay	5.10	6-18-2050	450,000	460,125

Oriental Republic of Uruguay	7.88	1-15-2033	250,000	337,500

Perusahaan Penerbit SBSN Indonesia III	4.55	3-29-2026	500,000	510,000

Republic of Angola	8.25	5-9-2028	400,000	416,456

Republic of Argentina	5.63	1-26-2022	550,000	493,350

Republic of Argentina	2.50	12-31-2038	250,000	145,878

Republic of Argentina	7.50	4-22-2026	600,000	521,700

Republic of Argentina	7.63	4-22-2046	250,000	199,753

Republic of Azerbaijan	3.50	9-1-2032	200,000	174,000

Republic of Belarus	7.63	6-29-2027	200,000	215,144

Republic of Chile	3.86	6-21-2047	350,000	340,375

Republic of Colombia	3.88	4-25-2027	243,000	239,479

Republic of Colombia	5.00	6-15-2045	586,000	586,299

Republic of Colombia	7.38	9-18-2037	250,000	313,750

Republic of Costa Rica	7.00	4-4-2044	350,000	332,500

Republic of Croatia	6.63	7-14-2020	278,000	289,676

Republic of Ecuador	7.95	6-20-2024	350,000	346,745

Republic of Ecuador	7.95	6-20-2024	200,000	197,740

Republic of Ecuador	9.63	6-2-2027	300,000	311,610

Republic of Ecuador	9.65	12-13-2026	200,000	208,340

Republic of El Salvador	7.65	6-15-2035	347,000	355,675

Republic of Gabon	6.38	12-12-2024	350,000	337,372

Republic of Ghana	7.63	5-16-2029	300,000	290,558

Republic of Guatemala	4.38	6-5-2027	400,000	381,000

Republic of Hungary	5.38	2-21-2023	450,000	481,491

Republic of Hungary	5.38	3-25-2024	200,000	217,220

Republic of Indonesia	4.63	4-15-2043	200,000	194,673

Republic of Indonesia	4.10	4-24-2028	300,000	298,431

Republic of Indonesia	4.88	5-5-2021	200,000	206,145

Republic of Indonesia	5.13	1-15-2045	200,000	205,667

Republic of Indonesia	7.75	1-17-2038	25,000	33,240

Republic of Iraq	5.80	1-15-2028	250,000	241,550

Republic of Ivory Coast	5.38	7-23-2024	375,000	365,175

Republic of Ivory Coast	6.13	6-15-2033	250,000	231,875

Republic of Kazakhstan	3.88	10-14-2024	244,000	249,192

Republic of Kazakhstan	4.88	10-14-2044	300,000	314,788

Republic of Kenya	6.88	6-24-2024	200,000	205,300

Republic of Kenya	8.25	2-28-2048	200,000	201,340

Republic of Lithuania	6.63	2-1-2022	450,000	491,215

Republic of Nigeria	6.38	7-12-2023	550,000	565,829

Republic of Nigeria	7.63	11-28-2047	200,000	194,000

Republic of Nigeria	7.88	2-16-2032	300,000	307,146

Republic of Panama	4.00	9-22-2024	563,000	578,770

Republic of Panama	4.50	5-15-2047	600,000	607,500

Republic of Paraguay	4.63	1-25-2023	225,000	229,518

Republic of Paraguay	5.00	4-15-2026	250,000	259,330

Republic of Peru	4.13	8-25-2027	200,000	212,000

Republic of Peru	6.55	3-14-2037	365,000	473,588

Republic of Peru	7.35	7-21-2025	200,000	246,702

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Funds	Portfolio of investments—February 28, 2019

EMERGING MARKETS BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)

Republic of Peru	8.75%	11-21-2033	$25,000	$37,850

Republic of Philippines	3.70	2-2-2042	200,000	195,967

Republic of Philippines	4.00	1-15-2021	450,000	458,130

Republic of Philippines	5.50	3-30-2026	379,000	429,177

Republic of Philippines	6.38	1-15-2032	300,000	378,451

Republic of Poland	3.25	4-6-2026	400,000	399,200

Republic of Poland	5.13	4-21-2021	225,000	235,235

Republic of Senegal	6.25	5-23-2033	250,000	237,500

Republic of South Africa	4.85	9-27-2027	400,000	388,964

Republic of South Africa	6.25	3-8-2041	400,000	414,788

Republic of Sri Lanka	6.25	7-27-2021	600,000	603,610

Republic of Sri Lanka	6.75	4-18-2028	300,000	285,706

Republic of Turkey	5.63	3-30-2021	561,000	565,769

Republic of Turkey	4.49	11-25-2024	200,000	184,006

Republic of Turkey	6.63	2-17-2045	600,000	550,872

Republic of Turkey	8.00	2-14-2034	200,000	214,000

Republic of Venezuela †	6.00	12-9-2020	225,000	65,531

Republic of Venezuela †	7.00	3-31-2038	200,000	58,000

Republic of Venezuela †	9.00	5-7-2023	1,010,000	297,950

Republic of Zambia	8.50	4-14-2024	200,000	162,072

Republic of Zambia	8.97	7-30-2027	200,000	161,500

Romania	4.38	8-22-2023	250,000	255,575

Romania	4.88	1-22-2024	250,000	262,337

Romania	6.75	2-7-2022	50,000	54,248

Russian Federation	5.25	6-23-2047	200,000	198,285

Russian Federation	4.38	3-21-2029	200,000	195,167

Russian Federation	4.50	4-4-2022	400,000	409,158

Russian Federation	7.50	3-31-2030	477,250	529,032

Russian Federation	12.75	6-24-2028	250,000	399,688

Saudi International Bond	4.50	4-17-2030	200,000	206,006

State of Qatar	4.63	6-2-2046	250,000	257,199

Ukraine Government	7.75	9-1-2023	200,000	191,729

Ukraine Government	7.38	9-25-2032	200,000	172,264

Ukraine Government	7.75	9-1-2025	400,000	372,392

Ukraine Government	7.75	9-1-2027	200,000	182,984

United Mexican States	4.00	10-2-2023	200,000	202,038

United Mexican States	4.60	2-10-2048	200,000	185,500

United Mexican States	6.75	9-27-2034	200,000	236,636

Total Yankee Government Bonds (Cost $36,611,736)				35,462,518

	Yield		Shares
Short-Term Investments: 6.23%

Investment Companies: 6.23%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34		2,749,145	2,749,145

Total Short-Term Investments (Cost $2,749,145)				2,749,145

Total investments in securities (Cost $46,934,292)	103.38%	45,587,332

Other assets and liabilities, net	(3.38)	(1,491,160)

Total net assets	100.00%	$44,096,172

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	83

EMERGING MARKETS BOND PORTFOLIO

††	On the last interest date, partial interest was paid.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	25,423,463	22,674,318	2,749,145	$0	$0	$17,183	$2,749,145	6.23%

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Common Stocks: 91.19%

Brazil: 4.37%

Aliansce Shopping Centers SA (Real Estate, Real Estate Management & Development)	10,400	$55,653

Arezzo Industria e Comercio SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,100	58,911

Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing)	42,600	221,384

B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	11,935	153,630

Banco de Brasil SA (Financials, Banks)	89,100	1,200,288

Banco Santander (Brasil) SA (Financials, Banks)	25,800	158,393

BB Seguridade Participacoes SA (Financials, Insurance)	51,700	375,760

BK Brasil Operacao e Assessoria a Restaurantes SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,800	93,257

BRF SA (Consumer Staples, Food Products) †	44,700	244,793

CCR SA (Industrials, Transportation Infrastructure)	84,782	321,193

Centrais Electricas Brasileiras SA (Utilities, Electric Utilities) †	22,100	217,579

Cia Siderurgica Nacional SA (Materials, Metals & Mining) †	47,400	165,061

Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	23,441	245,571

Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	4,659	76,841

Companhia Hering SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	10,710	86,081

CPFL Energias Renovaveis SA (Utilities, Independent Power & Renewable Electricity Producers)	17,000	71,057

CVC Brasil Operadora e Agencia de Viagens SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,664	165,802

Duratex SA (Materials, Paper & Forest Products)	26,700	83,878

Ecorodovias Infraestrutura Logistica SA (Industrials, Transportation Infrastructure)	14,000	42,192

EDP Energias do Brasil SA (Utilities, Electric Utilities)	20,947	96,477

Embraer SA (Industrials, Aerospace & Defense)	51,430	261,247

Eneva SA (Utilities, Independent Power & Renewable Electricity Producers) †	21,100	104,990

Engie Brasil Energia SA (Utilities, Independent Power & Renewable Electricity Producers)	11,100	121,634

Equatorial Energia SA (Utilities, Electric Utilities)	13,614	297,677

Estacio Participacoes SA (Consumer Discretionary, Diversified Consumer Services)	20,833	152,803

EZTEC Empreendimentos e Participacoes SA (Consumer Discretionary, Household Durables)	10,600	75,264

Fleury SA (Health Care, Health Care Providers & Services)	18,005	95,869

Grendene SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	24,620	56,828

Hapvida Participacoes e Investimentos SA (Health Care, Health Care Providers & Services) 144A	11,800	102,382

Hypermarcas SA (Health Care, Pharmaceuticals)	32,036	229,429

Iguatemi Empresa de Shopping Centers SA (Real Estate, Real Estate Management & Development)	7,180	80,284

Iochpe Maxion SA (Industrials, Machinery)	9,600	55,512

IRB-Brasil Resseguros SA (Financials, Insurance)	11,200	265,378

JBS SA (Consumer Staples, Food Products)	85,629	306,164

Kroton Educacional SA (Consumer Discretionary, Diversified Consumer Services)	116,869	341,321

Linx SA (Information Technology, Software)	12,300	93,392

Localiza Rent A Car SA (Industrials, Road & Rail)	38,021	349,727

Lojas Renner SA (Consumer Discretionary, Multiline Retail)	53,333	614,526

M. Dias Branco SA (Consumer Staples, Food Products)	9,855	123,261

Magazine Luiza SA (Consumer Discretionary, Multiline Retail)	5,700	263,228

MRV Engenharia e Participacoes SA (Consumer Discretionary, Household Durables)	23,400	84,663

Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	23,800	159,484

Natura Cosmeticos SA (Consumer Staples, Personal Products)	18,076	232,823

Notre Dame Intermedica Participacoes SA (Health Care, Health Care Providers & Services)	10,800	95,517

Odontoprev SA (Health Care, Health Care Providers & Services)	21,362	94,408

Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	26,800	174,450

Porto Seguro SA (Financials, Insurance)	6,568	97,991

Qualicorp SA (Health Care, Health Care Providers & Services)	19,701	81,245

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	85

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Brazil (continued)

Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	14,833	$258,303

Rumo SA (Industrials, Road & Rail) †	82,800	428,973

Sao Martinho SA (Consumer Staples, Food Products)	14,411	72,052

Smiles Fidelidade SA (Communication Services, Media)	4,900	62,617

Suzano Papel e Celulose SA (Materials, Paper & Forest Products)	36,556	463,847

Totvs SA (Information Technology, Software)	9,500	92,189

Ultrapar Participacoes SA (Energy, Oil, Gas & Consumable Fuels)	29,098	413,755

WEG SA (Industrials, Machinery)	57,133	280,178

		11,217,212

Chile: 1.65%

Aguas Andinas SA Class A (Utilities, Water Utilities)	145,436	85,156

Antarchile SA (Industrials, Industrial Conglomerates)	10,088	146,130

Banco de Chile (Financials, Banks)	2,547,890	404,469

Banco de Credito e Inversiones (Financials, Banks)	4,383	299,681

Banco Santander Chile (Financials, Banks)	2,410,198	192,206

CAP SA (Materials, Metals & Mining)	5,269	58,086

Cencosud SA (Consumer Staples, Food & Staples Retailing)	102,093	190,074

Colbun SA (Utilities, Independent Power & Renewable Electricity Producers)	427,363	98,724

Compania Cervecerias Unidas SA (Consumer Staples, Beverages)	11,541	163,219

Empresa Nacional de Telecomunicaciones SA (Communication Services, Wireless Telecommunication Services)	10,142	106,705

Empresas CMPC SA (Materials, Paper & Forest Products)	93,546	350,891

Enel Americas SA (Utilities, Electric Utilities)	1,486,879	258,460

Enel Chile SA (Utilities, Electric Utilities)	1,657,530	173,910

Engie Energia Chile SA (Utilities, Electric Utilities)	22,246	44,402

Gener SA (Utilities, Independent Power & Renewable Electricity Producers)	104,670	31,298

Grupo Security SA (Financials, Banks)	173,506	76,167

Hortifrut SA (Consumer Staples, Food Products)	16,540	54,728

Inversiones Aguas Metropolitanas SA (Utilities, Water Utilities)	12,277	18,945

Inversiones La Construccion SA (Financials, Diversified Financial Services)	2,305	41,540

Itau CorpBanca SA (Financials, Banks)	15,094,396	142,929

LATAM Airlines Group SA (Industrials, Airlines)	30,044	349,080

Parque Arauco SA (Real Estate, Real Estate Management & Development)	49,332	135,398

Quinenco SA (Industrials, Industrial Conglomerates)	32,264	93,964

Ripley Corporation SA (Consumer Discretionary, Multiline Retail)	95,617	80,480

Salfacorp SA (Industrials, Construction & Engineering)	36,081	55,363

Sigdo Koppers SA (Industrials, Industrial Conglomerates)	40,034	76,305

SMU SA (Consumer Staples, Food & Staples Retailing) †	296,662	79,387

Sociedad Matriz del Banco de Chile SA Class B (Financials, Banks)	407,856	211,445

Sociedad Matriz SAAM SA (Industrials, Transportation Infrastructure)	464,220	46,010

Sonda SA (Information Technology, IT Services)	39,384	65,782

Vina Concha y Toro SA (Consumer Staples, Beverages)	49,128	105,324

		4,236,258

China: 16.48%

3SBio Incorporated (Health Care, Biotechnology) 144A	102,000	168,663

Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	106,000	132,470

Agricultural Bank of China Limited H Shares (Financials, Banks)	2,096,000	1,003,976

Air China H Shares (Industrials, Airlines)	128,000	138,277

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

China (continued)

Aluminum Corporation of China Limited H Shares (Materials, Metals & Mining) †	290,000	$118,959

Anhui Conch Cement Company Limited H Shares (Materials, Construction Materials)	93,000	531,953

Anhui Gujing Distillery Company Class B (Consumer Staples, Beverages)	9,700	58,573

AviChina Industry & Technology Company Limited H Shares (Industrials, Aerospace & Defense)	199,000	141,206

BAIC Motor Corporation Limited H Shares (Consumer Discretionary, Automobiles) 144A	105,500	67,065

Bank of China Limited H Shares (Financials, Banks)	5,746,000	2,679,112

Bank of Communications Limited H Shares (Financials, Banks)	545,000	457,537

BBMG Corporation H Shares (Materials, Construction Materials)	157,000	57,602

Beijing Capital International Airport Company Limited H Shares (Industrials, Transportation Infrastructure)	128,000	128,004

Beijing Enterprises Holdings Limited (Utilities, Gas Utilities)	32,000	187,726

BYD Company Limited H Shares (Consumer Discretionary, Automobiles)	52,000	332,546

CGN Power Company Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	641,000	169,033

China Agri-Industries Holdings Limited (Consumer Staples, Food Products)	220,000	78,194

China Cinda Asset Management Company Limited H Shares (Financials, Capital Markets)	748,000	217,260

China CITIC Bank H Shares (Financials, Banks)	924,351	600,553

China Coal Energy Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	359,000	155,953

China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	321,000	345,955

China Communications Services Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	170,000	170,872

China Eastern Airlines Company H Shares (Industrials, Airlines)	116,000	74,035

China Energy Engineering Corporation Limited H Shares (Industrials, Construction & Engineering)	692,000	85,511

China Everbright Bank Company Limited H Shares (Financials, Banks)	352,000	168,607

China Gas Holdings Limited (Utilities, Gas Utilities)	153,000	502,870

China International Capital Corporation Limited H Shares (Financials, Capital Markets) 144A	77,600	180,315

China Jinmao Holdings Group Limited (Real Estate, Real Estate Management & Development)	372,000	180,556

China Longyuan Power Group Corporation H Shares (Utilities, Independent Power & Renewable Electricity Producers)	216,000	161,248

China Mengniu Dairy Company Limited (Consumer Staples, Food Products)	278,000	858,817

China Merchants Bank Company Limited H Shares (Financials, Banks)	262,000	1,201,567

China Merchants Securities H Shares (Financials, Capital Markets)	33,800	48,656

China Minsheng Banking Corporation Limited H Shares (Financials, Banks)	461,200	356,046

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	398,500	4,193,267

China National Building Material Company Limited H Shares (Materials, Construction Materials)	276,000	219,752

China Oilfield Services Limited H Shares (Energy, Energy Equipment & Services)	118,000	116,801

China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	272,000	1,001,408

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	1,790,000	1,546,062

China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	269,000	67,852

China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	154,500	222,408

China Railway Group Limited H Shares (Industrials, Construction & Engineering)	308,000	305,263

China Railway Signal & Communication Corporation Limited H Shares (Information Technology, Electronic Equipment, Instruments & Components) 144A	112,000	92,742

China Reinsurance Group Corporation H Shares (Financials, Insurance)	488,000	112,523

China Resources Beer Holdings Company Limited (Consumer Staples, Beverages)	224,000	834,676

China Resources Cement Holdings Limited (Materials, Construction Materials)	158,000	168,270

China Resources Gas Group Limited (Utilities, Gas Utilities)	164,000	712,430

China Resources Land Limited (Real Estate, Real Estate Management & Development)	194,000	724,125

China Resources Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	228,000	305,559

China Resources Power Holdings Company (Utilities, Independent Power & Renewable Electricity Producers)	122,000	231,263

China Southern Airlines Company H Shares (Industrials, Airlines)	116,000	94,724

China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	966,000	523,010

China Travel International Investment Hong Kong Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	184,000	54,616

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	87

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

China (continued)

China Vanke Company Limited H Shares (Real Estate, Real Estate Management & Development)	89,700	$340,528

Chongqing Changchun Automobile Class B (Consumer Discretionary, Automobiles)	58,900	33,615

Chongqing Rural Commercial Bank H Shares (Financials, Banks)	191,000	119,470

CIFI Holdings Group Company Limited (Real Estate, Real Estate Management & Development)	256,000	166,976

CITIC Securities Company Limited H Shares (Financials, Capital Markets)	139,500	338,009

COSCO Shipping Development Company Limited H Shares (Industrials, Marine) †	257,000	34,049

COSCO Shipping Holdings Company Limited H Shares (Industrials, Marine)	192,000	83,651

COSCO Shipping Ports Limited (Industrials, Transportation Infrastructure)	130,000	138,119

Country Garden Services Holdings Company Limited (Industrials, Commercial Services & Supplies) †	83,000	136,611

CRRC Corporation Limited H Shares (Industrials, Machinery)	329,000	345,356

CSC Financial Company Limited H Shares (Financials, Capital Markets)	61,500	55,626

CSG Holding Company Limited Class B (Materials, Construction Materials)	119,600	42,661

CSPC Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	304,000	518,946

Datang International Power Generation Company Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	172,000	47,767

Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	204,000	217,001

ENN Energy Holdings Limited (Utilities, Gas Utilities)	56,700	585,076

Evergrande Health Industry Group Limited (Communication Services, Media)	160,000	244,594

Far East Horizon Limited (Financials, Diversified Financial Services)	185,000	206,452

Fu Shou Yuan International Group Limited (Consumer Discretionary, Diversified Consumer Services)	114,620	100,022

Fuyao Glass Industry Group Company Limited H Shares (Consumer Discretionary, Auto Components)	37,200	132,929

GF Securities Company Limited H Shares (Financials, Capital Markets)	107,800	181,824

Great Wall Motor Company Limited H Shares (Consumer Discretionary, Automobiles)	199,000	145,769

Guangdong Investment Limited (Utilities, Water Utilities)	210,000	402,892

Guangzhou Automobile Group H Shares (Consumer Discretionary, Automobiles)	180,400	221,773

Guangzhou R&F Properties Company Limited H Shares (Real Estate, Real Estate Management & Development)	67,600	126,420

Guotai Junan Securities Company Limited H Shares (Financials, Capital Markets)	44,000	97,980

Haitian International Holdings Limited (Industrials, Machinery)	50,000	109,303

Haitong Securities Company Limited H Shares (Financials, Capital Markets)	201,200	267,079

Hua Hong Semiconductor Limited (Information Technology, Semiconductors & Semiconductor Equipment)	41,000	95,896

Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	288,000	177,575

Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	300,000	91,340

Huatai Securities Company Limited H Shares (Financials, Capital Markets)	106,400	215,518

Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	5,813,000	4,472,808

Inner Mongolia Yitai Coal Company Limited Class B (Energy, Oil, Gas & Consumable Fuels)	112,500	138,938

Jiangsu Express Company Limited H Shares (Industrials, Transportation Infrastructure)	94,000	129,568

Jiangxi Copper Company Limited H Shares (Materials, Metals & Mining)	92,000	125,640

Jiayuan International Group Limited (Real Estate, Real Estate Management & Development)	86,000	41,851

Kunlun Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	254,000	278,924

Lao Feng Xiang Company Limited Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	25,612	89,232

Legend Holdings Corporation H Shares (Financials, Diversified Financial Services)	39,800	110,784

Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	476,000	428,717

Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	135,000	189,178

Logan Property Holdings Company Limited (Real Estate, Real Estate Management & Development)	86,000	122,485

Longfor Properties Company Limited (Real Estate, Real Estate Management & Development)	102,500	304,245

Luye Pharma Group Limited (Health Care, Pharmaceuticals) 144A	142,000	106,006

Metallurgical Corporation of China Limited H Shares (Industrials, Construction & Engineering)	272,000	79,697

New China Life Insurance Company Limited H Shares (Financials, Insurance)	74,100	358,712

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	119,000	123,400

Orient Securities Company Limited of China H Shares (Financials, Diversified Financial Services)	62,400	55,566

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

China (continued)

PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,562,692	$1,033,201

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	484,000	579,585

Poly Property Group Company Limited (Real Estate, Real Estate Management & Development)	175,000	65,989

Postal Savings Bank of China Company Limited H Shares (Financials, Banks)	461,000	276,022

Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	176,000	152,912

Shanghai Electric Group Company Limited H Shares (Industrials, Electrical Equipment)	250,000	92,678

Shanghai Fosun Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals)	41,000	145,463

Shanghai Lujiazui Finance & Trade Zone Development Company Limited (Real Estate, Real Estate Management & Development)	77,200	109,084

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	66,300	148,990

Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	75,500	155,814

Shimao Property Holding Limited (Real Estate, Real Estate Management & Development)	72,500	171,419

Silergy Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	6,000	107,277

Sino-Ocean Land Holdings Limited (Real Estate, Real Estate Management & Development)	243,000	113,610

Sinopec Engineering Group H Shares (Industrials, Construction & Engineering)	111,500	101,276

Sinopec Shanghai Petrochemical Company Limited H Shares (Materials, Chemicals)	232,000	117,629

Sinopharm Group Company Limited H Shares (Health Care, Health Care Providers & Services)	86,800	385,913

Sinotrans Limited H Shares (Industrials, Air Freight & Logistics)	163,000	76,623

Sinotruk Hong Kong Limited (Industrials, Machinery)	49,000	89,139

Tong Ren Tang Technologies Company Limited H Shares (Health Care, Pharmaceuticals)	64,000	83,814

Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	44,000	186,656

Uni-President China Holdings Limited (Consumer Staples, Food Products)	94,000	83,705

Weichai Power Company Limited H Shares (Industrials, Machinery)	142,000	197,178

Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment)	302,000	148,504

Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	26,800	58,211

Yanzhou Coal Mining Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	128,000	127,026

Yuexiu Property Company Limited (Real Estate, Real Estate Management & Development)	538,000	124,052

Zall Smart Commerce Group Limited (Real Estate, Real Estate Management & Development)	312,320	160,741

Zhaojin Mining Industry Company Limited H Shares (Materials, Metals & Mining)	88,500	94,365

Zhejiang Expressway Company Limited H Shares (Industrials, Transportation Infrastructure)	106,000	110,595

Zhuzhou CSR Times Electric Company Limited H Shares (Industrials, Electrical Equipment)	42,100	236,250

Zijin Mining Group Company Limited H Shares (Materials, Metals & Mining)	434,000	185,769

ZTE Corporation H Shares (Information Technology, Communications Equipment) †	38,200	114,117

		42,296,653

Colombia: 0.50%

Almacenes Exito SA (Consumer Staples, Food & Staples Retailing)	20,631	97,749

Banco de Bogota SA (Financials, Banks)	4,544	93,077

Corporacion Financiera Colombiana SA (Financials, Diversified Financial Services)	9,653	76,748

Grupo Argos SA (Materials, Construction Materials)	28,931	168,244

Grupo de Inversiones Suramericana SA (Financials, Diversified Financial Services)	21,955	249,367

Grupo Energia Bogota SA (Utilities, Gas Utilities)	232,569	153,964

Grupo Nutresa SA (Consumer Staples, Food Products)	23,800	201,584

Interconexion Electrica SA (Utilities, Electric Utilities)	32,599	147,894

Nexteer Automotive Group Limited (Consumer Discretionary, Auto Components)	60,000	85,455

		1,274,082

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	89

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Czech Republic: 0.39%

CEZ AS (Utilities, Electric Utilities)	15,095	$365,764

Komercni Banka AS (Financials, Banks)	8,285	347,823

Moneta Money Bank (Financials, Banks) 144A	58,958	208,795

O2 Czech Republic AS (Communication Services, Diversified Telecommunication Services)	7,111	77,474

		999,856

Egypt: 0.25%

Commercial International Bank ADR (Financials, Banks)	159,890	655,549

Greece: 0.30%

Eurobank Ergasias SA (Financials, Banks) †	159,868	121,652

FF Group (Consumer Discretionary, Specialty Retail) (a)†	3,820	0

Grivalia Properties Real Estate Investment Company (Real Estate, Equity REITs)	4,474	49,923

Hellenic Petroleum SA (Energy, Oil, Gas & Consumable Fuels)	6,932	63,394

Hellenic Telecommunications Organization SA (Communication Services, Diversified Telecommunication Services)	19,643	249,124

Motor Oil (Hellas) Corinth Refineries SA (Energy, Oil, Gas & Consumable Fuels)	5,105	124,263

Mytilineos Holdings SA (Industrials, Industrial Conglomerates)	8,774	91,516

Titan Cement Company SA (Materials, Construction Materials)	3,736	81,846

		781,718

Hong Kong: 0.31%

Sino Biopharmaceutical Limited (Health Care, Pharmaceuticals)	454,000	393,865

SSY Group Limited (Health Care, Pharmaceuticals)	112,000	99,305

Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	176,500	179,429

Yuexiu Real Estate Investment Trust (Real Estate, Equity REITs)	188,505	127,515

		800,114

Hungary: 0.61%

Magyar Telekom Telecommunications plc (Communication Services, Diversified Telecommunication Services)	61,247	103,147

MOL Hungarian Oil & Gas plc (Energy, Oil, Gas & Consumable Fuels)	39,044	455,710

OTP Bank plc (Financials, Banks)	18,387	777,621

Richter Gedeon (Health Care, Pharmaceuticals)	11,919	230,785

		1,567,263

India: 13.57%

3M India Limited (Industrials, Industrial Conglomerates) †	225	72,430

Aarti Industries Limited (Materials, Chemicals)	5,418	105,890

ABB Limited India (Industrials, Electrical Equipment)	4,103	70,784

ACC Limited (Materials, Construction Materials)	4,883	97,645

Adani Power Limited (Utilities, Independent Power & Renewable Electricity Producers) †	81,065	54,878

Aditya Birla Fashion & Retail Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	33,685	106,701

Aia Engineering Limited (Industrials, Machinery)	2,436	58,751

Ajanta Pharma Limited (Health Care, Pharmaceuticals)	2,633	36,238

Alembic Pharmaceuticals Limited (Health Care, Pharmaceuticals)	5,977	46,634

Alkem Laboratories Limited (Health Care, Pharmaceuticals)	4,678	114,690

Amara Raja Batteries Limited (Industrials, Electrical Equipment)	5,723	57,684

Anveshan Heavy Engineering Limited (Industrials, Machinery) †(a)	697	0

Apollo Hospitals Enterprise Limited (Health Care, Health Care Providers & Services)	8,981	144,060

Apollo Tyres Limited (Consumer Discretionary, Auto Components)	33,347	101,950

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

India (continued)

Arvind Fashions Limited (Consumer Discretionary, Specialty Retail) (a)‡	3,765	$53,238

Arvind Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	18,829	20,013

Asahi India Glass Limited (Consumer Discretionary, Auto Components)	1,377	4,966

Ashok Leyland Limited (Industrials, Machinery)	150,771	183,360

Asian Paints Limited (Materials, Chemicals)	51,200	1,011,529

Astral Poly Technik Limited (Industrials, Building Products)	4,035	61,303

Atul Limited (Materials, Chemicals)	1,452	68,734

AU Small Finance Bank Limited (Financials, Banks) 144A	9,710	79,126

Aurobindo Pharma Limited (Health Care, Pharmaceuticals)	29,800	298,330

Bajaj Auto Limited (Consumer Discretionary, Automobiles)	11,949	487,292

Bajaj Finance Limited (Financials, Consumer Finance)	19,300	718,802

Bajaj Finserv Limited (Financials, Insurance)	5,667	514,897

Balkrishna Industries Limited (Consumer Discretionary, Auto Components)	7,151	89,048

Bandhan Bank Limited (Financials, Banks) 144A	17,433	117,660

Bank of Baroda (Financials, Banks) †	75,432	107,114

Bata India Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,108	92,556

Bayer Cropscience Limited (Materials, Chemicals)	1,222	74,666

Berger Paints India Limited (Materials, Chemicals)	25,772	110,496

Bharat Financial Inclusion Limited (Financials, Consumer Finance) †	10,493	136,300

Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	67,685	321,219

Biocon Limited (Health Care, Biotechnology)	20,165	176,187

Blue Star Limited (Industrials, Building Products)	5,758	50,257

Bombay Burmah Trading Corporation Limited (Consumer Staples, Food Products)	1,725	28,918

Bosch Limited (Consumer Discretionary, Auto Components)	709	189,658

Britannia Industries Limited (Consumer Staples, Food Products)	10,307	442,979

Cadila Healthcare Limited (Health Care, Pharmaceuticals)	21,046	94,302

Canara Bank (Financials, Banks) †	10,571	34,399

Carborundum Universal Limited (Industrials, Machinery)	11,068	57,879

Care Ratings Limited (Financials, Capital Markets)	2,126	28,710

Castrol India Limited (Materials, Chemicals)	25,574	55,606

Ceat Limited (Consumer Discretionary, Auto Components)	1,766	27,070

Century Textiles & Industries Limited (Materials, Construction Materials)	3,870	43,640

Chambal Fertilisers and Chemicals Limited (Materials, Chemicals)	27,183	60,442

Cholamandalam Investment Limited (Financials, Consumer Finance)	5,071	87,772

Cipla Limited India (Health Care, Pharmaceuticals)	46,472	362,328

City Union Bank Limited (Financials, Banks)	56,535	145,816

Colgate-Palmolive Company India Limited (Consumer Staples, Personal Products)	8,679	153,315

Container Corporation of India Limited (Industrials, Transportation Infrastructure)	20,936	139,156

Coromandel International Limited (Materials, Chemicals)	8,463	52,574

Crisil Limited (Financials, Capital Markets)	1,403	28,760

Crompton Greaves Consumer Electricals Limited (Consumer Discretionary, Household Durables)	33,438	98,726

Cummins India Limited (Industrials, Machinery)	10,652	104,803

Cyient Limited (Information Technology, Software)	8,001	72,241

Dabur India Limited (Consumer Staples, Personal Products)	50,521	311,147

DCB Bank Limited (Financials, Banks)	22,248	56,851

Dewan Housing Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	15,215	27,253

Dish TV India Limited (Communication Services, Media)	108,879	59,701

Divi’s Laboratories Limited (Health Care, Life Sciences Tools & Services)	10,698	248,813

Dr. Reddy’s Laboratories Limited (Health Care, Pharmaceuticals)	2,623	97,050

Dr. Reddy’s Laboratories Limited ADR (Health Care, Pharmaceuticals)	6,978	262,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	91

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

India (continued)

Edelweiss Financial Services Limited (Financials, Capital Markets)	55,370	$106,456

EIH Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	16,783	43,783

Emami Limited (Consumer Staples, Personal Products)	24,772	136,440

Endurance Technologies Limited (Consumer Discretionary, Auto Components) 144A	2,208	40,297

Equitas Holdings Limited (Financials, Consumer Finance) †	22,282	35,651

Eris Lifesciences Limited (Health Care, Pharmaceuticals) 144A†	5,031	43,094

Escorts Limited (Industrials, Machinery)	5,305	49,048

Exide Industries Limited (Consumer Discretionary, Auto Components)	37,756	116,650

Fertilisers & Chemicals Travancore Limited (Materials, Chemicals) †	54,493	24,248

Finolex Cables Limited (Industrials, Electrical Equipment)	6,876	39,017

Finolex Industries Limited (Materials, Chemicals)	4,539	30,284

Future Retail Limited (Consumer Discretionary, Multiline Retail) †	18,947	112,841

Gillette India Limited (Consumer Staples, Personal Products)	709	64,889

GlaxoSmithKline Consumer Healthcare Limited (Consumer Staples, Food Products)	915	92,804

GlaxoSmithKline Pharmaceuticals Limited (Health Care, Pharmaceuticals)	3,055	57,328

Glenmark Pharmaceuticals Limited (Health Care, Pharmaceuticals)	12,721	106,694

Godrej Consumer Products Limited (Consumer Staples, Personal Products)	34,913	330,275

Godrej Industries Limited (Industrials, Industrial Conglomerates)	11,342	78,623

Godrej Properties Limited (Real Estate, Real Estate Management & Development)	6,210	61,942

Graphite India Limited (Industrials, Electrical Equipment)	5,721	33,143

Gruh Finance Limited (Financials, Thrifts & Mortgage Finance)	24,629	85,702

Gujarat Fluorochemicals Limited (Materials, Chemicals)	3,117	39,860

Gujarat Narmada Valley Fertilizers Company Limited (Materials, Chemicals)	5,514	20,137

Gujarat Piavav Port Limited (Industrials, Transportation Infrastructure)	20,579	23,436

Gujarat State Fertilizers & Chemicals Limited (Materials, Chemicals)	16,567	21,161

Hatsun Agro Products Limited (Consumer Staples, Food Products)	4,411	40,875

Havells India Limited (Industrials, Electrical Equipment)	24,476	246,167

HCL Technologies Limited (Information Technology, IT Services)	42,146	624,491

Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	10,215	377,442

Hexaware Technologies Limited (Information Technology, IT Services)	6,139	30,615

Hindustan Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	56,646	177,879

Hindustan Unilever Limited (Consumer Staples, Household Products)	77,507	1,888,086

Honeywell Automation India Limited (Information Technology, Electronic Equipment, Instruments & Components)	169	51,332

ICICI Lombard General Insurance Company Limited (Financials, Insurance) 144A	8,880	116,253

IDFC Limited (Financials, Diversified Financial Services)	90,973	46,749

IIFL Holdings Limited (Financials, Capital Markets)	14,547	67,258

Indiabulls Housing Finance Limited (Financials, Thrifts & Mortgage Finance)	27,642	254,652

Indiabulls Real Estate Limited (Real Estate, Real Estate Management & Development) †	24,983	24,745

Indiabulls Ventures Limited (Financials, Capital Markets)	28,423	111,732

Indian Energy Exchange Limited (Financials, Capital Markets) 144A	2,914	6,277

Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	57,413	111,958

Indraprastha Gas Limited (Utilities, Gas Utilities)	20,607	84,831

Infibeam Avenues Limited (Consumer Discretionary, Internet & Direct Marketing Retail)	45,912	23,206

Info Edge India Limited (Communication Services, Interactive Media & Services)	5,568	140,100

Infosys Limited (Information Technology, IT Services)	99,030	1,022,375

Infosys Limited SP ADR (Information Technology, IT Services)	198,070	2,123,310

Interglobe Aviation Limited (Industrials, Airlines)	7,419	117,382

Ipca Laboratories Limited (Health Care, Pharmaceuticals)	7,289	82,988

ITC Limited (Consumer Staples, Tobacco)	529,738	2,055,980

Jain Irrigation Systems Limited (Industrials, Machinery)	29,484	23,566

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

India (continued)

JM Financial Limited (Financials, Capital Markets)	36,726	$40,069

JSW Steel Limited (Materials, Metals & Mining)	93,401	369,133

Jubilant Foodworks Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,763	102,800

Jubilant Organosys Limited (Health Care, Pharmaceuticals)	7,613	83,862

Jyothy Laboratories Limited (Consumer Staples, Household Products)	23,659	59,658

Kajaria Ceramics Limited (Industrials, Building Products)	7,032	53,581

Kansai Nerolac Paints Limited (Materials, Chemicals)	8,243	52,175

Karnataka Bank Limited (Financials, Banks)	23,478	37,053

Karur Vysya Bank Limited (Financials, Banks)	57,240	55,650

KEC International Limited (Industrials, Construction & Engineering)	18,101	67,186

Kotak Mahindra Bank Limited (Financials, Banks)	106,684	1,819,558

KPIT Engineering Limited (Consumer Discretionary, Auto Components) (a)‡	17,298	19,857

KPR Mill Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,062	45,342

KRBL Limited (Consumer Staples, Food Products)	7,133	35,301

L&T Finance Holdings Limited (Financials, Diversified Financial Services)	54,484	95,139

Lakshmi Machine Works Limited (Industrials, Machinery)	584	47,098

Larsen & Toubro Infotech Limited (Information Technology, IT Services) 144A	2,491	60,222

Laurus Labs Limited (Health Care, Pharmaceuticals) 144A	8,443	39,582

Lupin Limited (Health Care, Pharmaceuticals)	19,432	208,660

Mahindra & Mahindra Financial Services Limited (Financials, Consumer Finance)	22,698	126,484

Mahindra & Mahindra Limited (Consumer Discretionary, Automobiles)	64,453	585,300

Manappuram Finance Limited (Financials, Consumer Finance)	26,438	42,021

Marico Limited (Consumer Staples, Personal Products)	54,668	261,095

Minda Industries Limited (Consumer Discretionary, Auto Components)	8,242	37,278

Mindtree Limited (Information Technology, IT Services)	8,602	109,910

Motherson Sumi Systems Limited (Consumer Discretionary, Auto Components)	97,952	223,926

Motilal Oswal Financial Services Limited (Financials, Capital Markets)	3,153	24,973

Mphasis Limited (Information Technology, IT Services)	5,669	82,987

MRF Limited (Consumer Discretionary, Auto Components)	263	210,173

Multi Commodity Exchange of India Limited (Financials, Capital Markets)	3,249	29,874

Muthoot Finance Limited (Financials, Consumer Finance)	22,531	167,257

Natco Pharma Limited (Health Care, Pharmaceuticals)	9,623	77,876

National Aluminum Company Limited (Materials, Metals & Mining)	43,369	30,823

Nestle India Limited (Consumer Staples, Food Products)	2,777	415,410

NIIT Technologies Limited (Information Technology, IT Services)	3,319	61,628

Oracle Financials Services Limited (Information Technology, Software)	1,168	57,506

Orient Electric Limited (Industrials, Electrical Equipment)	17,702	35,329

Page Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	316	99,018

Persistent Systems Limited (Information Technology, IT Services)	4,455	41,039

Pfizer Limited (Health Care, Pharmaceuticals)	1,442	65,634

Phoenix Mills Limited (Real Estate, Real Estate Management & Development)	4,987	43,717

Pidilite Industries Limited (Materials, Chemicals)	17,484	283,291

PNB Housing Finance Limited (Financials, Thrifts & Mortgage Finance) 144A	8,574	108,009

Prestige Estates Projects Limited (Real Estate, Real Estate Management & Development)	11,090	32,104

Procter & Gamble Hygiene & Healthcare Limited (Consumer Staples, Personal Products)	975	147,534

PVR Limited (Communication Services, Entertainment)	2,195	46,371

Quess Corporation Limited (Industrials, Professional Services) 144A†	2,913	29,324

Rain Industries Limited (Materials, Chemicals)	15,868	20,268

Rajesh Exports Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,853	64,048

RBL Bank Limited (Financials, Banks) 144A	30,252	245,776

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	93

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

India (continued)

REC Limited (Financials, Diversified Financial Services)	61,437	$117,776

Relaxo Footwears Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,932	62,367

Reliance Capital Limited (Financials, Diversified Financial Services)	8,431	20,477

Reliance Energy Limited (Utilities, Electric Utilities)	9,501	16,404

Reliance Nippon Life Asset Management Limited (Financials, Diversified Financial Services)	27,248	69,800

Sanofi India Limited (Health Care, Pharmaceuticals)	932	78,229

Shriram City Union Finance Limited (Financials, Consumer Finance)	1,648	37,991

SKF India Limited (Industrials, Machinery)	2,217	60,354

Solar Industries India Limited (Materials, Chemicals)	3,967	52,534

South Indian Bank Limited (Financials, Banks)	163,721	30,384

SRF Limited (Materials, Chemicals)	2,016	65,054

Star Cement Limited (Materials, Construction Materials)	27,479	37,900

State Bank of India (Financials, Banks) †	213,218	806,542

Sterlite Technologies Limited (Information Technology, Communications Equipment)	16,170	54,926

Strides Shasun Limited (Health Care, Pharmaceuticals)	6,129	36,269

Sun TV Network Limited (Communication Services, Media)	8,649	73,964

Sundaram Finance Limited (Financials, Consumer Finance)	8,521	196,114

Sundram Fasteners Limited (Consumer Discretionary, Auto Components)	8,962	65,388

Supreme Industries Limited (Materials, Chemicals)	4,347	69,798

Tata Chemicals Limited (Materials, Chemicals)	12,989	101,600

Tata Communications Limited (Communication Services, Diversified Telecommunication Services)	6,868	56,980

Tata Consultancy Services Limited (Information Technology, IT Services)	82,777	2,308,347

Tata Elxsi Limited (Information Technology, Software)	2,567	31,935

Tata Power Company Limited (Utilities, Electric Utilities)	103,573	95,307

Tech Mahindra Limited (Information Technology, IT Services)	47,123	549,996

Thermax India Limited (Industrials, Machinery)	3,528	49,054

TI Financial Holdings Limited (Financials, Insurance)	8,746	53,871

Torrent Pharmaceuticals Limited (Health Care, Pharmaceuticals)	4,137	104,809

Torrent Power Limited (Utilities, Electric Utilities)	9,267	31,654

TTK Prestige Limited (Consumer Discretionary, Household Durables)	431	45,900

Tube Investments of India Limited (Consumer Discretionary, Auto Components)	10,424	52,467

TV18 Broadcast Limited (Communication Services, Media) †	86,858	41,032

TVS Motor Company Limited (Consumer Discretionary, Automobiles)	15,379	97,937

United Breweries Limited (Consumer Staples, Beverages)	9,538	180,190

United Spirits Limited (Consumer Staples, Beverages) †	24,628	189,143

UPL Limited (Materials, Chemicals)	28,751	354,748

Vardhman Textiles Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,491	49,496

Varun Beverages Limited (Consumer Staples, Beverages)	4,095	46,583

VIP Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	9,230	52,939

Wabco India Limited (Consumer Discretionary, Auto Components)	456	43,633

Whirlpool of India Limited (Consumer Discretionary, Household Durables)	2,672	51,600

Zee Entertainment Enterprises Limited (Communication Services, Media)	47,706	313,026

		34,814,747

Indonesia: 1.28%

PT Ace Hardware Incorporated Indonesia Tbk (Consumer Discretionary, Specialty Retail)	571,000	71,235

PT AKR Corporindo Tbk (Industrials, Trading Companies & Distributors)	127,500	50,302

PT Astra International Tbk (Consumer Discretionary, Automobiles)	1,519,000	772,053

PT Bank Danamon Indonesia Tbk (Financials, Banks)	177,200	107,384

PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk (Financials, Banks)	323,800	47,186

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Indonesia (continued)

PT Bank Tabungan Negara Persero Tbk (Financials, Banks)	309,500	$53,463

PT Bank Tabungan Pensiunan Nasional Tbk (Financials, Banks)	172,440	45,355

PT Bayan Resources Group Tbk (Energy, Oil, Gas & Consumable Fuels)	17,100	23,065

PT Bumi Serpong Damai Tbk (Real Estate, Real Estate Management & Development) †	667,400	64,285

PT Charoen Pokphand Indonesia Tbk (Consumer Staples, Food Products)	261,600	135,751

PT Ciputra Development Tbk (Real Estate, Real Estate Management & Development)	728,600	45,319

PT Elang Mahkota Teknologi Tbk (Communication Services, Media)	3,000	1,802

PT Gudang Garam Tbk (Consumer Staples, Tobacco)	36,200	219,760

PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples, Tobacco)	686,800	185,523

PT Hanson International Tbk (Real Estate, Real Estate Management & Development) †	5,071,900	36,054

PT Indo Tambangraya Megah Tbk (Energy, Oil, Gas & Consumable Fuels)	31,900	48,471

PT Indofood CBP Sukses Makmur Tbk (Consumer Staples, Food Products)	187,600	136,358

PT Indofood Sukses Makmur Tbk (Consumer Staples, Food Products)	329,400	165,666

PT Jasa Marga (Persero) Tbk (Industrials, Transportation Infrastructure)	147,300	54,711

PT Kalbe Farma Tbk (Health Care, Pharmaceuticals)	1,600,900	170,133

PT Mayora Indah Tbk (Consumer Staples, Food Products)	281,187	52,769

PT Media Nusantara Citra Tbk (Communication Services, Media)	560,100	37,227

PT Mitra Adiperkasa Tbk (Consumer Discretionary, Multiline Retail)	612,200	46,130

PT Mitra Keluarga Karyasehat Tbk (Health Care, Health Care Providers & Services) †	420,200	57,948

PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	702,700	126,878

PT Semen Gresik Persero Tbk (Materials, Construction Materials)	213,100	191,627

PT Sumber Alfaria Trijaya Tbk (Consumer Staples, Food & Staples Retailing)	1,457,800	85,494

PT Summarecon Agung Tbk (Real Estate, Real Estate Management & Development)	623,700	41,676

PT Surya Citra Media Tbk (Communication Services, Media)	483,900	60,197

PT Tambang Batubara Bukit Asam Tbk (Energy, Oil, Gas & Consumable Fuels)	245,000	69,316

PT Waskita Karya Persero Tbk (Industrials, Construction & Engineering)	263,000	35,054

PT XL Axiata Tbk (Communication Services, Wireless Telecommunication Services) †	285,600	48,725

		3,286,917

Malaysia: 3.61%

Affin Holdings Bhd (Financials, Banks)	125,000	71,314

AirAsia Bhd (Industrials, Airlines)	188,200	128,197

Alliance Financial Group Bhd (Financials, Banks)	96,600	94,070

AMMB Holdings Bhd (Financials, Banks)	129,600	142,460

Astro Malaysia Holdings Bhd (Communication Services, Media)	165,000	66,544

Batu Kawan Bhd (Materials, Chemicals)	28,700	120,686

Bimb Holdings Bhd (Financials, Banks)	51,800	54,137

Boustead Holdings Bhd (Industrials, Industrial Conglomerates)	243,400	86,790

British American Tobacco Malaysia Bhd (Consumer Staples, Tobacco)	11,400	94,474

Bursa Malaysia Bhd (Financials, Capital Markets)	50,100	87,473

Carlsberg Brewery Malaysia Bhd (Consumer Staples, Beverages)	12,200	73,503

Dialog Group Bhd (Energy, Energy Equipment & Services)	373,900	296,987

Digi.com Bhd (Communication Services, Wireless Telecommunication Services)	254,000	284,200

Felda Global Ventures Holdings Bhd (Consumer Staples, Food Products) †	146,400	40,322

Fraser & Neave Holdings Bhd (Consumer Staples, Beverages)	11,000	95,488

Gas Malaysia Bhd (Utilities, Gas Utilities)	40,260	28,315

Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	224,600	193,311

HAP Seng Consolidated Bhd (Industrials, Industrial Conglomerates)	46,500	112,634

Hartalega Holdings Bhd (Health Care, Health Care Equipment & Supplies)	161,600	198,697

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	95

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Malaysia (continued)

Heineken Malaysia Bhd (Consumer Staples, Beverages)	13,400	$74,736

Hong Leong Bank Bhd (Financials, Banks)	66,800	349,564

Hong Leong Financial Group Bhd (Financials, Banks)	23,600	114,329

IGB REIT Bhd (Real Estate, Equity REITs)	165,600	70,858

Inari Amertron Bhd (Information Technology, Electronic Equipment, Instruments & Components)	162,100	62,584

IOI Properties Group Bhd (Real Estate, Real Estate Management & Development)	141,100	55,864

KLCC Property Holdings Bhd (Real Estate, Equity REITs)	27,400	52,826

Kossan Rubber Industries Bhd (Health Care, Health Care Equipment & Supplies)	63,400	60,492

Kuala Lumpur Kepong Bhd (Consumer Staples, Food Products)	44,700	271,948

Lotte Chemical Titan Holding Bhd (Materials, Chemicals) 144A	45,300	48,347

LPI Capital Bhd (Financials, Insurance)	19,900	79,766

Malakoff Corporation Bhd (Utilities, Independent Power & Renewable Electricity Producers)	134,500	29,437

Malaysia Airports Holdings Bhd (Industrials, Transportation Infrastructure)	87,600	175,997

MISC Bhd (Industrials, Marine)	99,000	167,982

Nestle Malaysia Bhd (Consumer Staples, Food Products)	5,200	189,254

Oriental Holdings Bhd (Consumer Discretionary, Automobiles)	47,800	79,343

Padini Holdings Bhd (Consumer Discretionary, Specialty Retail)	35,200	33,326

Petronas Chemicals Group Bhd (Materials, Chemicals)	194,300	440,538

Petronas Dagangan Bhd (Energy, Oil, Gas & Consumable Fuels)	20,800	136,570

Petronas Gas Bhd (Utilities, Gas Utilities)	43,800	194,738

PPB Group Bhd (Consumer Staples, Food Products)	60,900	274,960

Press Metal Bhd (Materials, Metals & Mining)	160,300	166,745

Public Bank Bhd (Financials, Banks)	230,700	1,418,296

Ql Resources Bhd (Consumer Staples, Food Products)	59,560	101,061

RHB Capital Bhd (Financials, Banks)	206,500	287,419

Scientex Bhd (Materials, Chemicals)	23,800	51,738

Serba Dinamik Holdings Bhd (Energy, Energy Equipment & Services)	52,700	51,190

Sime Darby Bhd (Industrials, Industrial Conglomerates)	268,800	143,439

Sime Darby Property Bhd (Real Estate, Real Estate Management & Development)	228,600	59,026

SP Setia Bhd (Real Estate, Real Estate Management & Development)	138,700	78,107

Sunway Bhd (Real Estate, Real Estate Management & Development)	167,800	66,848

Sunway REIT Bhd (Real Estate, Equity REITs)	135,400	58,602

Telecom Malaysia Bhd (Communication Services, Diversified Telecommunication Services)	146,900	110,180

Tenaga Nasional Bhd (Utilities, Electric Utilities)	224,700	741,540

TIME dotCom Bhd (Communication Services, Diversified Telecommunication Services)	42,600	81,188

Top Glove Corporation Bhd (Health Care, Health Care Equipment & Supplies)	153,000	170,815

UMW Holdings Bhd (Consumer Discretionary, Automobiles)	42,000	59,904

United Plantations Bhd (Consumer Staples, Food Products)	11,200	75,355

VS Industry Bhd (Information Technology, Electronic Equipment, Instruments & Components)	121,875	29,821

Westports Holdings Bhd (Industrials, Transportation Infrastructure)	77,000	69,871

Yinson Holdings Bhd (Energy, Energy Equipment & Services)	61,700	66,001

YTL Corporation Bhd (Utilities, Multi-Utilities)	394,062	102,719

YTL Power International Bhd (Utilities, Multi-Utilities)	182,700	39,986

		9,262,912

Mexico: 3.94%

Aleatica SAB de CV (Industrials, Transportation Infrastructure)	18,191	17,812

Alpek SAB de CV (Materials, Chemicals) †	22,300	32,684

Alsea SAB de CV (Consumer Discretionary, Hotels, Restaurants & Leisure)	37,574	95,409

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Mexico (continued)

America Movil SAB de CV Series L (Communication Services, Wireless Telecommunication Services)	1,823,123	$1,308,620

Arca Continental SAB de CV (Consumer Staples, Beverages)	28,967	163,769

Banco del Bajio SA (Financials, Banks)	60,700	117,771

Banco Santander Mexico SA (Financials, Banks)	122,178	167,792

Becle SAB de CV ADR (Consumer Staples, Beverages)	45,100	63,505

Cemex SAB de CV ADR (Materials, Construction Materials) †	102,543	497,334

Coca-Cola Femsa SAB de CV Series L (Consumer Staples, Beverages)	37,828	229,090

Corporacion Inmobiliaria Vesta SAB de CV (Real Estate, Real Estate Management & Development)	48,900	71,011

El Puerto de Liverpool SAB de CV (Consumer Discretionary, Multiline Retail)	15,833	99,343

Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	279,353	388,139

Fomento Economico Mexicano SAB de CV (Consumer Staples, Beverages)	155,928	1,414,006

Genomma Lab Internacional SAB de CV Class B (Health Care, Pharmaceuticals) †	88,593	58,767

Gentera SAB de CV (Financials, Consumer Finance)	77,448	64,147

GMexico Transportes SAB de CV (Industrials, Road & Rail) 144A	35,700	47,677

Gruma SAB de CV Class B (Consumer Staples, Food Products)	15,055	163,079

Grupo Aeromexico SAB de CV (Industrials, Airlines) †	34,970	38,087

Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	22,910	130,559

Grupo Aeroportuario del Pacifico SAB de CV Class B (Industrials, Transportation Infrastructure)	27,415	255,803

Grupo Aeroportuario del Sureste SAB de CV Class B (Industrials, Transportation Infrastructure)	13,705	232,243

Grupo Carso SAB de CV (Industrials, Industrial Conglomerates)	35,101	130,527

Grupo Cementos de Chihuahua SAB de CV (Materials, Construction Materials)	11,500	62,613

Grupo Comercial Chedraui SAB de CV (Consumer Staples, Food & Staples Retailing)	24,844	48,924

Grupo Elektra SAB de CV (Financials, Banks)	4,254	220,404

Grupo Financiero Banorte SAB de CV (Financials, Banks)	186,600	1,015,967

Grupo Financiero Inbursa SAB de CV (Financials, Banks)	156,800	234,207

Grupo Lala SAB de CV (Consumer Staples, Food Products)	42,367	51,197

Grupo Televisa SAB ADR (Communication Services, Media)	39,607	462,610

Industrias Bachoco SAB de CV Series B (Consumer Staples, Food Products)	13,055	50,957

Industrias CH SAB de CV Series B (Materials, Metals & Mining) †	10,000	43,648

Industrias Penoles SAB de CV (Materials, Metals & Mining)	27,153	359,653

Macquarie Mexico Real Estate Management SA de CV (Real Estate, Equity REITs) 144A	57,305	66,752

Mexichem SAB de CV (Materials, Chemicals)	70,224	170,776

Nemak SAB de CV (Consumer Discretionary, Auto Components)	223,800	156,347

PLA Administradora Industrial S de RL de CV (Real Estate, Equity REITs)	59,904	89,849

Prologis Property Mexico SA de CV (Real Estate, Equity REITs)	25,194	46,909

Promotora y Operadora de Infraestructura SAB de CV (Industrials, Transportation Infrastructure)	16,949	166,788

Regional SAB de CV (Financials, Banks)	15,000	78,410

Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	385,939	998,805

		10,111,990

Netherlands: 0.07%

X5 Retail Group NV (Consumer Staples, Food & Staples Retailing)	6,830	172,799

Philippines: 1.25%

Aboitiz Power Corporation (Utilities, Independent Power & Renewable Electricity Producers)	116,600	78,567

Alliance Global Group Incorporated (Industrials, Industrial Conglomerates)	480,400	127,252

Ayala Corporation (Financials, Diversified Financial Services)	23,210	415,105

Bloomberry Resorts Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	291,500	64,252

China Banking Corporation (Financials, Banks)	45,408	24,276

D&L Industries Incorporated (Materials, Chemicals)	249,500	56,345

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	97

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Philippines (continued)

DMCI Holdings Incorporated (Industrials, Industrial Conglomerates)	330,600	$72,870

Energy Development Corporation (Utilities, Independent Power & Renewable Electricity Producers) (a)‡	231,800	30,790

Globe Telecom Incorporated (Communication Services, Wireless Telecommunication Services)	2,395	87,983

Golden Bria Holdings Incorporated (Consumer Discretionary, Diversified Consumer Services) †	6,640	46,346

GT Capital Holdings Incorporated (Financials, Diversified Financial Services)	6,818	125,893

International Container Term Services Incorporated (Industrials, Transportation Infrastructure)	130,810	293,387

Jollibee Foods Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	50,680	301,611

Manila Electric Company (Utilities, Electric Utilities)	20,710	147,196

Manila Water Company (Utilities, Water Utilities)	89,100	46,514

Megaworld Corporation (Real Estate, Real Estate Management & Development)	1,000,000	99,961

Metro Pacific Investments Corporation (Financials, Diversified Financial Services)	1,053,100	95,699

Petron Corporation (Energy, Oil, Gas & Consumable Fuels)	299,708	38,651

Philippine National Bank (Financials, Banks) †	92,930	89,840

Philippine Seven Corporation (Consumer Staples, Food & Staples Retailing)	27,763	71,555

Pilipinas Shell Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	70,230	66,469

PLDT Incorporated (Communication Services, Wireless Telecommunication Services)	8,955	178,338

Puregold Price Club Incorporated (Consumer Staples, Food & Staples Retailing)	88,010	80,063

Rizal Commercial Banking (Financials, Banks)	31,300	16,037

Robinsons Land Company (Real Estate, Real Estate Management & Development)	164,200	74,290

Robinsons Retail Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	54,180	91,662

San Miguel Corporation (Industrials, Industrial Conglomerates)	34,450	113,834

Union Bank of Philippines (Financials, Banks)	22,350	26,641

Universal Robina Corporation (Consumer Staples, Food Products)	73,740	194,045

Vista Land & Lifescapes Incorporated (Real Estate, Real Estate Management & Development)	325,900	46,629

		3,202,101

Russia: 5.06%

Aeroflot PJSC (Industrials, Airlines)	42,318	62,030

Alrosa PJSC (Materials, Metals & Mining)	225,600	325,859

Bank Otkritie Financial Corporation PJSC (Financials, Banks) (a)†	3,758	0

Credit Bank of Moscow PJSC (Financials, Banks) †	911,700	75,544

Federal Grid Company Unified Energy System PJSC (Utilities, Electric Utilities)	19,390,000	49,503

Gazprom Neft PJSC (Energy, Oil, Gas & Consumable Fuels)	26,875	133,662

Gazprom PJSC (Energy, Oil, Gas & Consumable Fuels)	879,060	2,117,317

Inter Rao Ues PJSC (Utilities, Electric Utilities)	2,745,002	162,689

LSR Group PJSC (Real Estate, Real Estate Management & Development)	3,356	32,517

Lukoil PJSC (Energy, Oil, Gas & Consumable Fuels)	47,517	3,982,333

M.video PSJC (Consumer Discretionary, Specialty Retail) †	6,470	40,019

Magnit PJSC (Consumer Staples, Food & Staples Retailing)	5,481	314,744

Magnitogorsk Iron & Steel Works PJSC (Materials, Metals & Mining)	137,000	92,636

MegaFon PJSC (Communication Services, Wireless Telecommunication Services) †	12,360	122,719

MMC Norilsk Nickel PJSC (Materials, Metals & Mining)	4,388	944,422

Mobile TeleSystems PJSC (Communication Services, Wireless Telecommunication Services)	74,284	285,283

Nizhnekamskneftekhim PJSC (Materials, Chemicals) †	21,000	20,258

Novolipetsk Steel PJSC (Materials, Metals & Mining)	74,890	179,472

PhosAgro PJSC (Materials, Chemicals)	3,048	117,750

PIK Group PJSC (Real Estate, Real Estate Management & Development)	12,779	69,351

Polyus PJSC (Materials, Metals & Mining)	1,798	147,265

Rosgosstrakh PJSC (Financials, Insurance) †	11,193,000	25,466

Rosneft Oil Company PJSC (Energy, Oil, Gas & Consumable Fuels)	240,540	1,448,786

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Russia (continued)

Rostelecom PJSC (Communication Services, Diversified Telecommunication Services)	85,960	$94,917

Rushydro PJSC (Utilities, Electric Utilities)	11,238,000	84,664

RussNeft PJSC (Energy, Oil, Gas & Consumable Fuels) †	4,508	38,878

Safmar Financial Investment PJSC (Financials, Consumer Finance)	6,350	50,276

Severstal PJSC (Materials, Metals & Mining)	14,870	230,955

Sistema PJSFC (Communication Services, Wireless Telecommunication Services)	270,800	40,667

Tatneft PJSC (Energy, Oil, Gas & Consumable Fuels)	120,830	1,431,156

Unipro PJSC (Utilities, Independent Power & Renewable Electricity Producers)	798,000	32,571

Uralkali PJSC (Materials, Chemicals) †	11,090	14,426

VTB Bank PJSC (Financials, Banks)	389,490,000	212,645

		12,980,780

South Africa: 3.96%

Absa Group Limited (Financials, Banks)	45,549	583,674

ADvTECH Limited (Consumer Discretionary, Diversified Consumer Services)	37,839	35,708

AECI Limited (Materials, Chemicals)	6,145	42,685

Anglo American Platinum Limited (Materials, Metals & Mining)	4,359	237,102

Anglogold Ashanti Limited (Materials, Metals & Mining)	29,808	427,247

Aspen Pharmacare Holdings Limited (Health Care, Pharmaceuticals)	24,591	243,297

Astral Foods Limited (Consumer Staples, Food Products)	2,565	29,665

Attacq Limited (Real Estate, Equity REITs)	51,097	57,029

Avi Limited (Consumer Staples, Food Products)	21,081	133,931

Barloworld Limited (Industrials, Trading Companies & Distributors)	12,053	107,850

Bid Corporation Limited (Consumer Staples, Food & Staples Retailing)	20,849	435,908

Capitec Bank Holdings Limited (Financials, Banks)	4,278	396,485

Cashbuild Limited (Consumer Discretionary, Specialty Retail)	1,727	31,614

Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	15,219	195,084

Coronation Fund Managers Limited (Financials, Capital Markets)	9,952	30,088

Dis-Chem Pharmacies Limited (Consumer Staples, Food & Staples Retailing)	62,739	114,850

Equites Property Fund Limited (Real Estate, Equity REITs)	35,391	50,423

Foschini Limited (Consumer Discretionary, Specialty Retail)	14,263	173,863

Gold Fields Limited (Materials, Metals & Mining)	56,444	230,322

Growthpoint Properties Limited (Real Estate, Equity REITs)	180,288	312,382

Harmony Gold Mining Company Limited (Materials, Metals & Mining) †	30,936	64,972

Hosken Consolidated Investments Limited (Industrials, Industrial Conglomerates)	4,243	35,073

Hyprop Investments Limited (Real Estate, Real Estate Management & Development)	16,266	89,433

Imperial Holdings Limited (Consumer Discretionary, Distributors)	10,866	49,674

Investec Limited (Financials, Capital Markets)	18,477	120,036

Italtile Limited (Consumer Discretionary, Specialty Retail)	49,793	52,465

JSE Limited (Financials, Capital Markets)	5,729	65,661

KAP Industrial Holdings Limited (Industrials, Industrial Conglomerates)	137,394	76,526

Liberty Holdings Limited (Financials, Insurance)	8,090	59,123

Life Healthcare Group Holdings Limited (Health Care, Health Care Providers & Services)	86,836	166,725

Massmart Holdings Limited (Consumer Staples, Food & Staples Retailing)	5,919	36,584

MMI Holdings Limited (Financials, Insurance) †	65,046	71,998

Mondi Limited (Materials, Paper & Forest Products)	7,195	169,086

Montauk Holdings Limited (Utilities, Independent Power & Renewable Electricity Producers)	6,217	26,688

Motus Holdings Limited (Consumer Discretionary, Specialty Retail) †	14,801	95,041

Mr Price Group Limited (Consumer Discretionary, Specialty Retail)	15,760	241,414

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	99

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

South Africa (continued)

Nampak Limited (Materials, Containers & Packaging) †	43,106	$35,020

Nedbank Group Limited (Financials, Banks)	32,614	658,123

Netcare Limited (Health Care, Health Care Providers & Services)	86,944	156,939

Omnia Holdings Limited (Materials, Chemicals)	3,715	15,723

Pepkor Holdings Limited (Consumer Discretionary, Household Durables)	69,445	98,449

Pick’n Pay Stores Limited (Consumer Staples, Food & Staples Retailing)	22,754	111,932

Pioneer Foods Group Limited (Consumer Staples, Food Products)	10,871	62,092

PPC Limited (Materials, Construction Materials) †	91,401	33,723

PSG Group Limited (Financials, Diversified Financial Services)	12,506	230,514

Redefine Properties Limited (Real Estate, Equity REITs)	365,772	252,002

Remgro Limited (Financials, Diversified Financial Services)	31,006	442,636

Reunert Limited (Industrials, Industrial Conglomerates)	10,611	52,702

RMB Holdings Limited (Financials, Diversified Financial Services)	45,045	256,071

SA Corporate Real Estate Limited REIT (Real Estate, Equity REITs)	143,910	37,372

Santam Limited (Financials, Insurance)	2,629	58,013

Sappi Limited (Materials, Paper & Forest Products)	35,264	180,777

Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	30,698	373,985

Sibanye Gold Limited (Materials, Metals & Mining) †	111,701	121,895

SPAR Group Limited (Consumer Staples, Food & Staples Retailing)	11,559	163,784

Super Group Limited (Consumer Staples, Food & Staples Retailing) †	25,601	61,288

Telkom SA SOC Limited (Communication Services, Diversified Telecommunication Services)	16,113	80,052

The Bidvest Group Limited (Industrials, Industrial Conglomerates)	21,377	315,595

Tiger Brands Limited (Consumer Staples, Food Products)	12,236	231,189

Tongaat-Hulett Limited (Consumer Staples, Food Products)	6,844	13,631

Truworths International Limited (Consumer Discretionary, Specialty Retail)	25,735	133,425

Tsogo Sun Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	45,304	66,347

Vodacom Group Limited (Communication Services, Wireless Telecommunication Services)	37,672	310,384

Vukile Property Fund Limited REIT (Real Estate, Equity REITs)	60,050	85,726

Wilson Bayly Holmes Ovcon Limited (Industrials, Construction & Engineering)	4,005	33,816

Woolworths Holdings Limited (Consumer Discretionary, Multiline Retail)	62,833	204,186

		10,167,097

South Korea: 14.86%

Amicogen Incorporated (Health Care, Biotechnology) †	1,496	48,151

Amorepacific Group (Consumer Staples, Personal Products)	2,896	188,741

Asiana Airlines (Industrials, Airlines) †	13,414	50,331

BH Company Limited (Information Technology, Electronic Equipment, Instruments & Components) †	1,774	30,679

BNK Financial Group Incorporated (Financials, Banks)	22,413	141,289

Bukwang Pharmaceutical Company (Health Care, Pharmaceuticals)	3,628	73,386

Cafe24 Corporation (Information Technology, IT Services) †	536	56,283

Celltrion Incorporated (Health Care, Pharmaceuticals) †	6,668	1,212,418

Chabiotech Company Limited (Health Care, Health Care Providers & Services) †	3,867	82,518

Cheil Worldwide Incorporated (Communication Services, Media)	7,431	165,508

Chong Kun Dang Pharmaceutical Corporation (Health Care, Pharmaceuticals)	660	61,616

CJ CGV Company Limited (Communication Services, Entertainment)	1,111	43,415

CJ Cheiljedang Corporation (Consumer Staples, Food Products)	657	188,098

CJ Corporation (Industrials, Industrial Conglomerates)	1,294	143,816

CJ ENM Company Limited (Consumer Discretionary, Internet & Direct Marketing Retail)	1,335	282,858

CJ Korea Express Corporation (Industrials, Road & Rail) †	1,031	174,171

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

South Korea (continued)

Com2us Corporation (Communication Services, Entertainment)	755	$81,763

Cosmax Incorporated (Consumer Staples, Personal Products)	595	77,503

Coway Company Limited (Consumer Discretionary, Household Durables)	2,667	224,325

CrystalGenomics Incorporated (Health Care, Biotechnology) †	4,032	66,680

DAEA TI Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	4,660	30,288

Daelim Industrial Company Limited (Industrials, Construction & Engineering)	2,048	170,439

Daesang Corporation (Consumer Staples, Food Products)	1,759	43,244

Daewoo Engineering & Construction Company Limited (Industrials, Construction & Engineering) †	15,826	71,060

Daewoo Shipbuilding & Marine Engineering Company Limited (Industrials, Machinery) †	3,097	87,014

Daewoong Company Limited (Health Care, Pharmaceuticals)	3,570	63,484

Daewoong Pharmaceutical Company (Health Care, Pharmaceuticals)	500	86,245

Daishin Securities Company Limited (Financials, Capital Markets)	3,811	37,612

Daou Technology Incorporated (Financials, Capital Markets)	2,116	41,391

DB HiTek Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,001	33,220

Dentium Company Limited (Health Care, Health Care Equipment & Supplies)	625	34,620

DGB Financial Group Incorporated (Financials, Banks)	12,022	90,643

Dong-A ST Company Limited (Health Care, Pharmaceuticals)	544	49,820

Dongbu Insurance Company Limited (Financials, Insurance)	4,455	287,177

Dongkuk Steel Mill Company Limited (Materials, Metals & Mining)	4,679	34,114

Dongsung Pharmaceutical Company Limited (Health Care, Pharmaceuticals) †	1,650	26,114

Doosan Bobcat Incorporated (Industrials, Machinery)	3,555	100,831

Doosan Corporation (Industrials, Industrial Conglomerates)	1,305	112,782

Doosan Heavy Industries & Construction Company Limited (Industrials, Electrical Equipment) †	5,687	41,867

Doosan Infracore Company Limited (Industrials, Machinery) †	9,314	63,021

DoubleUGames Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	843	45,946

Douzone Bizon Company Limited (Information Technology, Software)	1,477	55,813

E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	1,525	244,065

Ecopro Company Limited (Materials, Chemicals) †	1,500	43,345

Enzychem Lifesciences Corporation (Health Care, Pharmaceuticals) †	530	45,333

F&F Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	667	39,022

Feelux Company Limited (Industrials, Electrical Equipment)	3,196	33,389

Fila Korea Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,716	183,702

Foosung Company Limited (Materials, Chemicals) †	3,781	27,399

Genexine Company Limited (Health Care, Biotechnology) †	1,093	84,159

Grand Korea Leisure Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,380	49,940

Green Cross Corporation (Health Care, Biotechnology)	710	95,323

Green Cross Holdings Corporation (Health Care, Biotechnology)	4,581	106,511

GS Engineering & Construction Corporation (Industrials, Construction & Engineering)	5,231	199,064

GS Holdings Corporation (Energy, Oil, Gas & Consumable Fuels)	6,704	319,494

GS Home Shopping Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	387	63,313

GS Retail Company Limited (Consumer Staples, Food & Staples Retailing)	2,088	71,846

Hana Tour Service Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	717	44,498

Hanall Biopharma Company Limited (Health Care, Pharmaceuticals) †	2,759	91,255

Handsome Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,415	46,236

Hanjin Kal Corporation (Industrials, Airlines)	3,824	86,700

Hankook Tire Company Limited (Consumer Discretionary, Auto Components)	6,438	244,709

Hanon Systems (Consumer Discretionary, Auto Components)	11,853	131,208

Hansol Chemical Company Limited (Materials, Chemicals)	690	55,215

Hanssem Company Limited (Consumer Discretionary, Household Durables)	1,368	109,226

Hanwha Chem Corporation (Materials, Chemicals)	6,909	143,746

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	101

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

South Korea (continued)

Hanwha Corporation (Korea) (Industrials, Industrial Conglomerates)	4,184	$119,601

Hanwha Life Insurance Company Limited (Financials, Insurance)	30,916	114,626

Hanwha Techwin Company Limited (Industrials, Aerospace & Defense) †	2,932	85,898

Harim Holdings Company Limited (Consumer Staples, Food Products)	4,403	48,348

HDC Holdings Company Limited (Industrials, Construction & Engineering)	2,911	51,636

HDC Hyundai Development Co-Engineering & Construction (Industrials, Construction & Engineering)	2,511	107,499

Hite Jinro Company Limited (Consumer Staples, Beverages)	3,067	48,267

HLB Life Science Company Limited (Health Care, Health Care Providers & Services) †	2,597	43,872

Hotel Shilla Company Limited (Consumer Discretionary, Specialty Retail)	2,720	198,311

Huchems Fine Chemical Corporation (Materials, Chemicals)	1,529	29,840

Hugel Incorporated (Health Care, Biotechnology) †	257	80,160

Hyosung Corporation (Materials, Chemicals)	1,347	89,824

Hyundai Construction Equipment Corporation (Industrials, Machinery)	824	39,416

Hyundai Department Store Company Limited (Consumer Discretionary, Multiline Retail)	1,435	123,507

Hyundai Elevator Company (Industrials, Machinery)	1,214	102,867

Hyundai Engineering & Construction Company Limited (Industrials, Construction & Engineering)	4,979	253,222

Hyundai Glovis Company Limited (Industrials, Air Freight & Logistics)	1,668	206,887

Hyundai Greenfood Company Limited (Consumer Staples, Food & Staples Retailing)	5,363	66,281

Hyundai Home Shopping Network Corporation (Consumer Discretionary, Internet & Direct Marketing Retail)	751	72,783

Hyundai Marine & Fire Insurance Company Limited (Financials, Insurance)	5,459	182,986

Hyundai Merchant Marine Company Limited (Industrials, Marine) †	20,866	74,210

Hyundai Mipo Dockyard Company Limited (Industrials, Machinery)	1,795	99,270

Hyundai Mobis Company (Consumer Discretionary, Auto Components)	5,260	1,031,235

Hyundai Motor Company (Consumer Discretionary, Automobiles)	11,292	1,270,061

Hyundai Robotics Company Limited (Industrials, Machinery)	835	268,014

Hyundai Rotem Company (Industrials, Machinery) †	3,000	69,085

Hyundai Steel Company (Materials, Metals & Mining)	5,806	257,339

Hyundai Wia Corporation (Consumer Discretionary, Auto Components)	1,473	56,906

Iljin Materials Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,599	57,935

Ilyang Pharmaceutical Company Limited (Health Care, Pharmaceuticals) †	1,833	48,486

Industrial Bank of Korea (Financials, Banks)	20,293	251,700

Innocean Worldwide Incorporated (Communication Services, Media)	799	49,658

Inscobee Incorporated (Communication Services, Diversified Telecommunication Services) †	6,582	33,650

iNtRON Biotechnology Incorporated (Health Care, Biotechnology) †	2,749	50,351

JB Financial Group Company Limited (Financials, Banks)	13,077	69,065

Jcontentree Corporation (Communication Services, Entertainment) †	6,096	27,914

JYP Entertainment Corporation (Communication Services, Entertainment)	2,209	55,976

Kakao Corporation (Communication Services, Interactive Media & Services)	4,251	391,196

Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,387	257,898

KCC Corporation (Industrials, Building Products)	553	157,094

KEPCO Plant Service & Engineering Company Limited (Industrials, Commercial Services & Supplies)	1,579	50,822

Kia Motors Corporation (Consumer Discretionary, Automobiles)	20,701	672,732

Kiwoom Securities Company (Financials, Capital Markets)	836	60,208

Koh Young Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	860	61,631

Kolmar Korea Company Limited (Consumer Staples, Personal Products)	1,047	73,728

Kolon Industries Incorporated (Materials, Chemicals)	1,340	64,337

Korea Aerospace Industries Limited (Industrials, Aerospace & Defense) †	7,365	240,982

Korea Electric Power Corporation (Utilities, Electric Utilities)	22,252	689,501

Korea Gas Corporation (Utilities, Gas Utilities)	3,304	147,177

Korea Investment Holdings Company Limited (Financials, Capital Markets)	3,013	172,791

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

South Korea (continued)

Korea Petrochemical Industrial Company Limited (Materials, Chemicals)	265	$41,233

Korea Real Estate Investment & Trust Company Limited (Real Estate, Real Estate Management & Development)	11,816	26,685

Korea Reinsurance Company (Financials, Insurance)	8,647	69,656

Korea Zinc Company Limited (Materials, Metals & Mining)	1,034	419,686

Korean Air Lines Company Limited (Industrials, Airlines)	5,146	168,376

KT&G Corporation (Consumer Staples, Tobacco)	10,077	945,251

Kumho Petrochemical Company Limited (Materials, Chemicals)	1,581	134,526

Kumho Tire Company Incorporated (Consumer Discretionary, Auto Components) †	11,278	51,241

L&F Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,435	43,444

LEENO Industrial Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	872	40,937

LF Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,826	41,238

LG Chem Limited (Materials, Chemicals)	3,359	1,166,257

LG Corporation (Industrials, Industrial Conglomerates)	9,942	662,977

LG Display Company Limited (Information Technology, Electronic Equipment, Instruments & Components) †	15,043	284,221

LG Electronics Incorporated (Consumer Discretionary, Household Durables)	7,660	480,155

LG Household & Health Care Limited (Consumer Staples, Personal Products)	784	868,555

LG Innotek Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	956	91,800

LG International Corporation (Industrials, Trading Companies & Distributors)	2,384	35,823

LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	22,269	296,999

Lotte Chemical Corporation (Materials, Chemicals)	1,126	319,369

Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)	26	36,826

Lotte Corporation (Industrials, Industrial Conglomerates)	7,170	338,514

LOTTE Fine Chemical Company Limited (Materials, Chemicals)	1,240	53,472

Lotte Food Company Limited (Consumer Staples, Food Products)	68	39,844

LOTTE Himart Company Limited (Consumer Discretionary, Specialty Retail)	947	41,216

Lotte Shopping Company Limited (Consumer Discretionary, Multiline Retail)	968	164,389

LS Corporation (Industrials, Electrical Equipment)	2,243	120,656

LS Industrial Systems Company Limited (Industrials, Electrical Equipment)	1,148	54,098

Mando Corporation (Consumer Discretionary, Auto Components)	2,617	76,320

Medy-Tox Incorporated (Health Care, Biotechnology)	410	199,040

Meritz Financial Group Incorporated (Financials, Diversified Financial Services)	3,177	36,157

Meritz Fire & Marine Insurance Company Limited (Financials, Insurance)	4,006	78,717

Meritz Securities Company Limited (Financials, Capital Markets)	23,908	97,677

Mezzion Pharma Company Limited (Health Care, Pharmaceuticals) †	590	61,167

Mirae Asset Daewoo Company Limited (Financials, Capital Markets)	35,722	240,116

Mirae Asset Life Insurance Company Limited (Financials, Insurance)	10,079	46,600

Naver Corporation (Communication Services, Interactive Media & Services)	12,047	1,424,603

NCsoft Corporation (Communication Services, Entertainment)	1,155	473,420

NH Investment & Securities Company Limited (Financials, Capital Markets)	10,517	122,030

NHN Entertainment Corporation (Communication Services, Entertainment) †	847	55,729

Nong Shim Company Limited (Consumer Staples, Food Products)	300	71,752

OIC Company Limited (Materials, Chemicals)	1,428	137,125

Osstem Implant Company Limited (Health Care, Health Care Equipment & Supplies) †	943	44,186

Ottogi Corporation (Consumer Staples, Food Products)	184	124,990

Pan Ocean Company Limited (Industrials, Marine) †	18,520	71,218

Paradise Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,484	73,358

Pharmicell Company Limited (Health Care, Biotechnology) †	4,639	49,908

Poongsan Corporation (Materials, Metals & Mining)	1,271	36,050

POSCO (Materials, Metals & Mining)	6,137	1,435,077

POSCO Chemtech Company Limited (Materials, Construction Materials)	1,739	106,533

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	103

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

South Korea (continued)

Posco Daewoo Corporation (Industrials, Trading Companies & Distributors)	3,522	$59,342

S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	3,001	266,827

S1 Corporation Incorporated (Industrials, Commercial Services & Supplies)	1,646	149,277

Sam Chun Dang Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,019	46,026

Samjin Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,248	44,940

Samsung Card Company Limited (Financials, Consumer Finance)	2,490	75,384

Samsung Electro-Mechanics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,918	372,745

Samsung Engineering Company Limited (Industrials, Construction & Engineering) †	11,772	164,329

Samsung Fire & Marine Insurance (Financials, Insurance)	3,071	823,248

Samsung SDS Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	2,850	584,089

Samsung Securities Company Limited (Financials, Capital Markets)	4,702	144,860

Samwha Capacitor Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	504	27,515

Samyang Holdings Corporation (Consumer Staples, Food Products)	618	46,321

Sangsangin Company Limited (Financials, Thrifts & Mortgage Finance) †	2,883	53,702

Seegene Incorporated (Health Care, Biotechnology) †	3,401	65,165

Seoul Semiconductor Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,014	63,646

SFA Engineering Corporation (Information Technology, Electronic Equipment, Instruments & Components)	1,411	52,190

Shinsegae Company Limited (Consumer Discretionary, Multiline Retail)	530	134,538

SK Company Limited (Industrials, Industrial Conglomerates)	3,579	867,145

SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	36,020	2,241,842

SK Innovation Company Limited (Energy, Oil, Gas & Consumable Fuels)	4,501	752,368

SK Materials Company Limited (Materials, Chemicals)	348	52,817

SK Networks Company Limited (Industrials, Trading Companies & Distributors)	12,642	66,318

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	4,799	1,111,532

SKC Company Limited (Materials, Chemicals)	1,649	56,741

SKCKOLONPI Incorporated (Materials, Chemicals)	999	30,644

SM Entertainment Company (Communication Services, Entertainment) †	1,664	68,797

Soulbrain Company Limited (Materials, Chemicals)	824	37,511

Ssangyong Cement Industrial Company Limited (Materials, Construction Materials)	8,265	46,590

STCube Incorporated (Health Care, Biotechnology) †	1,909	44,131

Studio Dragon Corporation (Communication Services, Entertainment) †	616	51,539

Taekwang Industrial Company Limited (Materials, Chemicals)	52	69,352

Taeyoung Engineering & Construction Company Limited (Industrials, Construction & Engineering)	3,231	34,186

Wonik IPS Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,005	41,091

Woori Financial Group Incorporated (Financials, Banks)	37,587	494,610

Young Poong Corporation (Materials, Metals & Mining)	73	51,276

Youngone Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,801	56,206

Yuhan Corporation (Health Care, Pharmaceuticals)	808	187,147

Yungjin Pharmaceutical Company (Health Care, Pharmaceuticals) †	8,942	52,712

		38,123,691

Taiwan: 12.76%

Accton Technology Corporation (Information Technology, Communications Equipment)	34,000	119,041

Acer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	217,000	142,628

Advantech Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	31,000	236,185

Aerospace industrial Development Corporation (Industrials, Aerospace & Defense)	51,000	55,310

ASE Industrial Holding Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	247,000	500,312

Asia Cement Corporation (Materials, Construction Materials)	161,000	202,037

Asia Optical Company Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	19,000	47,452

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Taiwan (continued)

ASMedia Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2,000	$37,526

Asustek Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	53,000	376,083

AU Optronics Corporation (Information Technology, Electronic Equipment, Instruments & Components)	599,000	219,197

BizLink Holding Incorporated (Industrials, Electrical Equipment)	7,000	45,113

Capital Securities Corporation (Financials, Capital Markets)	262,700	78,869

Career Technology Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	28,000	27,067

Cathay No.1 REIT (Real Estate, Equity REITs)	137,500	68,353

Chailease Holding Company Limited (Financials, Diversified Financial Services)	88,700	348,442

Chang Hwa Commercial Bank (Financials, Banks)	490,280	294,205

Cheng Loong Corporation (Materials, Containers & Packaging)	77,000	50,386

Cheng Shin Rubber Industry Company Limited (Consumer Discretionary, Auto Components)	175,000	248,723

Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	45,335	99,987

Chilisin Electronics Corporation (Information Technology, Electronic Equipment, Instruments & Components)	15,225	43,337

Chin Poon Industrial Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	30,000	40,201

China Airlines (Industrials, Airlines)	313,000	102,714

China Bills Finance Corporation (Financials, Capital Markets)	4,000	1,866

China Development Financial Holding Corporation (Financials, Banks)	1,122,000	363,131

China Life Insurance Company - Taiwan Exchange (Financials, Insurance)	225,660	210,435

China Motor Company Limited (Consumer Discretionary, Automobiles)	82,000	64,520

China Petrochemical Development Corporation (Materials, Chemicals) †	207,000	73,443

China Steel Chemical Corporation (Materials, Chemicals)	12,000	52,545

China Steel Corporation (Materials, Metals & Mining)	915,000	756,697

Chong Hong Construction Company Limited (Real Estate, Real Estate Management & Development)	15,000	42,283

Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	32,000	132,598

Chunghwa Telecom Company Limited (Communication Services, Diversified Telecommunication Services)	357,000	1,240,771

Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	7,000	39,761

Clevo Company (Information Technology, Technology Hardware, Storage & Peripherals)	56,000	54,395

Compal Electronic Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	322,000	199,236

Compeq Manufacturing Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	88,000	64,468

CTBC Financial Holding Company Limited (Financials, Banks)	1,444,000	975,870

CTCI Corporation (Industrials, Construction & Engineering)	52,000	81,330

Cub Elecparts Incorporated (Consumer Discretionary, Auto Components)	3,777	38,006

Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	146,000	724,610

E.SUN Financial Holding Company Limited (Financials, Banks)	786,077	563,353

Eclat Textile Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	17,000	193,864

Elan Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	25,100	72,858

Elite Material Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	19,000	58,440

Ennoconn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	3,000	28,506

Epistar Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	88,000	77,523

Eternal Chemical Company Limited (Materials, Chemicals)	83,453	69,073

Eva Airways Corporation (Industrials, Airlines)	271,964	136,134

Evergreen Marine Corporation (Taiwan) Limited (Industrials, Marine)	249,850	100,832

Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	46,000	47,198

Far Eastern Department Stores Company Limited (Consumer Discretionary, Multiline Retail)	144,000	76,163

Far Eastern International Bank (Financials, Banks)	289,522	101,407

Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)	298,000	294,427

Far EasTone Telecommunications Company Limited (Communication Services, Wireless Telecommunication Services)	174,000	407,009

Feng Hsin Iron & Steel Company (Materials, Metals & Mining)	46,506	89,304

Feng Tay Enterprise Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	38,000	237,274

First Financial Holding Company Limited (Financials, Banks)	762,172	514,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	105

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Taiwan (continued)

Flexium Interconnect Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	22,000	$63,966

Formosa Chemicals & Fibre Corporation (Materials, Chemicals)	307,000	1,050,484

Formosa Petrochemical Corporation (Energy, Oil, Gas & Consumable Fuels)	131,000	494,832

Formosa Plastics Corporation (Materials, Chemicals)	338,000	1,120,580

Formosa Taffeta Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	91,000	104,980

Foxconn Technology Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	71,000	145,401

Foxsemicon Integrated Technology Incorporated H Shares (Information Technology, Semiconductors & Semiconductor Equipment)	6,400	29,270

Fubon Financial Holding Company Limited (Financials, Insurance)	537,000	792,619

General Interface Solution Holding Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,000	55,626

Genius Electronic Optical Company (Information Technology, Electronic Equipment, Instruments & Components)	4,000	41,114

Getac Technology Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	30,000	45,909

Giant Manufacturing Company Limited (Consumer Discretionary, Leisure Products)	29,000	159,197

Gigabyte Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	42,000	64,965

Global Unichip Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	7,000	47,542

Gourmet Master Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,936	51,776

Grand Pacific Petrochemical Corporation (Materials, Chemicals)	62,000	48,328

Grape King Bio Limited (Consumer Staples, Personal Products)	10,000	65,866

Great Wall Enterprises Company Limited (Consumer Staples, Food Products)	61,740	69,441

Greatek Electronic Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	32,000	43,946

Hannstar Display Corporation (Information Technology, Electronic Equipment, Instruments & Components)	223,000	51,319

Highwealth Construction Corporation (Real Estate, Real Estate Management & Development)	75,000	116,049

Hiwin Technologies Corporation (Industrials, Machinery)	19,870	177,380

Holtek Semiconductor Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	16,000	37,711

Holy Stone Enterprise Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	10,000	38,964

Hon Hai Precision Industry (Information Technology, Electronic Equipment, Instruments & Components)	913,400	2,148,888

Hota Industrial Manufacturing Company Limited (Consumer Discretionary, Auto Components)	21,000	81,839

HTC Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †	64,000	76,079

Hua Nan Financial Holdings Company Limited Class C (Financials, Banks)	685,000	420,218

Huaku Development Company Limited (Real Estate, Real Estate Management & Development)	22,000	49,716

Hung Sheng Construction Company Limited (Real Estate, Real Estate Management & Development)	38,200	34,932

Innolux Display Corporation (Information Technology, Electronic Equipment, Instruments & Components)	699,000	232,327

International CSRC Investment Holdings Company Limited (Materials, Chemicals)	56,200	81,196

Inventec Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	236,000	181,714

Kenda Rubber Industrial Company Limited (Consumer Discretionary, Auto Components)	73,875	73,594

King Slide Works Company Limited (Industrials, Machinery)	5,000	54,422

King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	88,000	71,783

King’s Town Bank Company Limited (Financials, Banks)	72,000	77,056

Kinpo Electronics Incorporated (Consumer Discretionary, Household Durables)	149,000	57,287

Kinsus Interconnect Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	24,000	32,863

Lite-On Technology Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	160,000	230,774

Long Chen Paper Company Limited (Materials, Paper & Forest Products)	42,000	23,723

Macronix International Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	120,536	90,302

Makalot Industrial Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	16,000	97,186

Mercuries Life Insurance Company (Financials, Insurance) †	152,302	56,064

Merida Industry Company Limited (Consumer Discretionary, Leisure Products)	19,000	98,940

Merry Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	12,000	63,529

Micro-Star International Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	60,000	158,820

Mitac Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	59,134	57,233

Nan Kang Rubber Tire Company Limited (Consumer Discretionary, Auto Components)	65,000	59,177

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Taiwan (continued)

Nan Ya Plastics Corporation (Materials, Chemicals)	425,000	$1,059,668

Nanya Technology Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	89,000	177,339

Nien Made Enterprise Company Limited (Consumer Discretionary, Household Durables)	11,000	95,406

Novatek Microelectronics Corporation Limited (Information Technology, Semiconductors & Semiconductor Equipment)	43,000	236,619

Oriental Union Chemical Corporation (Materials, Chemicals)	41,000	34,792

Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	160,000	274,096

Pou Chen Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	188,000	236,099

Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	59,000	136,530

President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	40,000	412,199

Primax Electronics Limited (Information Technology, Technology Hardware, Storage & Peripherals)	30,000	56,530

Prince Housing & Development Corporation (Real Estate, Real Estate Management & Development)	170,800	60,384

Qisda Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	104,000	67,073

Quanta Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	208,000	385,373

Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	34,000	101,171

Realtek Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	38,000	218,048

Ritek Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †	101,000	36,129

Ruentex Development Company Limited (Real Estate, Real Estate Management & Development)	44,880	70,570

Ruentex Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	29,000	76,476

Sanyang Industry Company Limited (Consumer Discretionary, Automobiles)	106,000	69,891

Sercomm Corporation (Information Technology, Communications Equipment)	22,000	46,568

Shihlin Electric & Engineering Corporation (Industrials, Electrical Equipment)	41,700	56,514

Shin Kong Financial Holding Company Limited (Financials, Insurance)	887,042	265,690

Shin Kong No.1 REIT (Real Estate, Equity REITs)	145,000	77,738

Shinkong Synthetic Fibers Corporation (Materials, Chemicals)	121,000	51,346

Sinbon Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,000	46,791

Sinopac Financial Holdings Company Limited (Financials, Banks)	812,400	282,609

Synnex Technology International Corporation (Information Technology, Electronic Equipment, Instruments & Components)	97,000	117,726

Ta Chen Stainless Pipe Company (Materials, Metals & Mining)	79,840	113,402

Taichung Commercial Bank (Financials, Banks)	237,112	81,938

Tainan Spinning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	161,000	64,021

Taishin Financial Holdings Company Limited (Financials, Banks)	789,863	357,590

Taiwan Business Bank (Financials, Banks)	343,020	126,267

Taiwan Cement Corporation (Materials, Construction Materials)	377,300	467,838

Taiwan Cooperative Financial Holdings Company Limited (Financials, Banks)	703,801	436,195

Taiwan Fertilizer Company Limited (Materials, Chemicals)	60,000	87,644

Taiwan Glass Industrial Corporation (Industrials, Building Products)	104,000	46,069

Taiwan High Speed Rail Corporation (Industrials, Transportation Infrastructure)	234,000	250,073

Taiwan Hon Chuan Enterprise Company Limited (Materials, Containers & Packaging)	28,000	45,776

Taiwan Mobile Company Limited (Communication Services, Wireless Telecommunication Services)	201,000	718,405

Taiwan Secom Company Limited (Industrials, Commercial Services & Supplies)	21,000	58,870

Tatung Company Limited (Consumer Discretionary, Household Durables) †	160,000	138,791

Tong Hsing Electronic Industries Limited (Information Technology, Electronic Equipment, Instruments & Components)	12,000	41,082

Tong Yang Industry Company Limited (Consumer Discretionary, Auto Components)	36,000	44,570

TPK Holding Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	28,000	47,725

Transcend Information Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	14,000	31,208

Tripod Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	34,000	104,151

TSRC Corporation (Materials, Chemicals)	51,000	46,776

Tung Ho Steel Enterprise Corporation (Materials, Metals & Mining)	66,000	43,907

U-Ming Marine Transport Corporation (Industrials, Marine)	40,000	39,876

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	107

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Taiwan (continued)

Uni-President Enterprises Corporation (Consumer Staples, Food Products)	405,000	$985,431

Unimicron Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	104,000	81,165

Union Bank of Taiwan (Financials, Banks)	240,320	80,377

United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	856,000	316,821

Visual Photonics Epitaxy Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	15,000	34,600

Voltronic Power Technology Corporation (Industrials, Electrical Equipment)	5,000	93,091

Walsin Lihwa Corporation (Industrials, Electrical Equipment)	205,000	120,447

Walsin Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	21,000	122,461

Wan Hai Lines Limited (Industrials, Marine)	139,000	72,009

Waterland Financial Holdings (Financials, Capital Markets)	228,527	74,819

Windbond Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	227,000	111,917

Wistron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	210,607	145,336

Wistron Neweb Corporation (Information Technology, Communications Equipment)	32,599	83,137

WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	110,440	142,400

WT Microelectronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	33,000	42,959

Yageo Corporation (Information Technology, Electronic Equipment, Instruments & Components)	15,566	173,293

Yang Ming Marine Transport (Industrials, Marine) †	118,000	35,335

YFY Incorporated (Materials, Paper & Forest Products)	129,000	50,908

Yieh Phui Enterprise Company Limited (Materials, Metals & Mining)	135,150	44,288

Yuanta Financial Holding Company Limited (Financials, Capital Markets)	825,000	466,315

Yulon Finance Corporation (Financials, Consumer Finance)	11,000	36,834

Yulon Motor Company Limited (Consumer Discretionary, Automobiles)	91,000	55,774

Yungtay Engineering Company Limited (Industrials, Machinery)	26,000	50,392

Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	34,000	97,717

		32,753,660

Thailand: 4.73%

Advanced Info Service PCL (Communication Services, Wireless Telecommunication Services)	89,600	517,484

Amata Corporation PCL (Real Estate, Real Estate Management & Development)	65,400	45,035

AP Thailand PCL (Real Estate, Real Estate Management & Development)	180,900	40,471

B.Grimm PPCL (Utilities, Independent Power & Renewable Electricity Producers)	54,700	50,339

Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	98,300	102,940

Bangkok Bank PCL (Financials, Banks)	96,100	637,363

Bangkok Chain Hospital PCL (Health Care, Health Care Providers & Services)	107,700	55,708

Bangkok Dusit Medical Services PCL (Health Care, Health Care Providers & Services)	912,600	683,455

Bangkok Expressway and Metro PCL (Industrials, Transportation Infrastructure)	616,900	207,509

Bangkok Insurance PCL (Financials, Insurance)	10,800	112,413

Bangkok Life Assurance PCL (Financials, Insurance)	103,600	93,696

Bangkokland PCL (Real Estate, Real Estate Management & Development)	1,553,400	81,336

Bank of Ayudhya PCL (Financials, Banks)	144,000	175,930

Beauty Community PCL (Consumer Discretionary, Specialty Retail)	211,300	45,931

BTS Group Holdings PCL (Industrials, Road & Rail)	681,300	224,848

Bumrungrad Hospital PCL (Health Care, Health Care Providers & Services)	39,200	231,997

Carabao Group PCL (Consumer Staples, Beverages)	33,800	58,992

Central Plaza Hotel PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	94,700	134,481

CH Karnchang PCL (Industrials, Construction & Engineering)	107,700	87,151

Charoen Pokphand Foods PCL (Consumer Staples, Food Products)	369,100	307,461

Cimb Thai Bank PCL (Financials, Banks) †	1,894,100	46,883

Delta Electronics Thailand PCL (Information Technology, Electronic Equipment, Instruments & Components)	91,700	210,972

Electricity Genera PCL (Utilities, Independent Power & Renewable Electricity Producers)	18,400	155,900

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Shares	Value

Thailand (continued)

Esso Thailand PCL (Energy, Oil, Gas & Consumable Fuels)	94,500	$32,687

Frasers Property PCL (Real Estate, Real Estate Management & Development)	71,900	37,875

GFPT PCL (Consumer Staples, Food Products)	97,900	45,047

Global Power Synergy PCL (Utilities, Independent Power & Renewable Electricity Producers)	25,900	52,807

Glow Energy PCL (Utilities, Independent Power & Renewable Electricity Producers)	30,100	86,921

Grand Canal Land PCL (Real Estate, Real Estate Management & Development)	98,400	8,306

Hana Microelectronics PCL (Information Technology, Electronic Equipment, Instruments & Components)	44,500	50,484

Home Product Center PCL (Consumer Discretionary, Specialty Retail)	526,700	250,710

Indorama Ventures PCL (Materials, Chemicals)	158,700	259,359

IRPC PCL (Energy, Oil, Gas & Consumable Fuels)	873,100	163,468

Italian Thai Development PCL (Industrials, Construction & Engineering) †	399,600	30,687

Jasmine International PCL (Communication Services, Diversified Telecommunication Services)	307,400	58,529

KCE Electronics PCL (Information Technology, Electronic Equipment, Instruments & Components)	50,800	44,332

Kiatnakin Bank PCL (Financials, Banks)	67,500	151,012

Krung Thai Bank PCL (Financials, Banks)	484,000	296,428

Krungthai Card PCL (Financials, Consumer Finance)	67,800	65,622

Land & Houses PCL (Real Estate, Real Estate Management & Development)	587,300	195,689

LPN Development PCL (Real Estate, Real Estate Management & Development)	125,700	27,922

Major Cineplex Group PCL (Communication Services, Entertainment)	64,600	56,887

MBK PCL (Real Estate, Real Estate Management & Development)	82,900	57,086

Minor International PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	251,700	309,508

MK Restaurants Group PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	24,700	58,590

Muangthai Leasing PCL (Financials, Consumer Finance)	52,000	77,557

Pruksa Holding PCL (Real Estate, Real Estate Management & Development)	75,400	45,940

PTT Global Chemical PCL (Materials, Chemicals)	168,100	384,076

PTT PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,600	1,544,612

Quality Houses PCL (Real Estate, Real Estate Management & Development)	607,300	58,971

Ratchaburi Electricity Generating Holding PCL (Utilities, Independent Power & Renewable Electricity Producers)	54,000	92,963

Robinson PCL (Consumer Discretionary, Multiline Retail)	45,200	92,516

Saha Pathana Inter Holding PCL (Real Estate, Real Estate Management & Development)	29,800	66,196

Sansiri PCL (Real Estate, Real Estate Management & Development)	1,187,200	51,990

Siam City Cement PCL (Materials, Construction Materials)	7,700	54,489

Siam Global House PCL (Consumer Discretionary, Specialty Retail)	169,400	102,137

Sino Thai Engineering & Construction PCL (Industrials, Construction & Engineering)	102,200	72,322

Sri Trang Agro-Industry PCL (Consumer Discretionary, Auto Components)	86,600	43,695

Srisawad Power 1979 PCL (Financials, Diversified Financial Services)	60,100	95,836

Star Petroleum Refining PCL (Energy, Oil, Gas & Consumable Fuels)	153,500	50,172

Supalai PCL (Real Estate, Real Estate Management & Development)	135,100	84,029

Thai Airways International PCL (Industrials, Airlines) †	111,000	46,144

Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	77,800	178,375

Thai President Foods PCL (Consumer Staples, Food Products)	7,900	39,108

Thai Union Group PCL (Consumer Staples, Food Products)	297,300	174,536

Thai Vegetable Oil PCL (Consumer Staples, Food Products)	61,000	55,653

Thanachart Capital PCL (Financials, Banks)	79,500	140,647

The Siam Cement PCL (Materials, Construction Materials)	63,900	961,161

Thonburi Healthcare Group PCL (Health Care, Health Care Providers & Services)	53,000	52,979

Tipco Asphalt PCL (Materials, Construction Materials)	97,300	48,168

Tisco Financial Group PCL (Financials, Banks)	46,900	130,226

TOA Paint Thailand PCL (Materials, Chemicals)	54,600	60,643

Total Access Communication PCL (Communication Services, Wireless Telecommunication Services)	55,600	89,542

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	109

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name		Shares	Value

Thailand (continued)

TPI Polene PCL (Materials, Construction Materials)		870,800	$58,583

True Corporation PCL (Communication Services, Diversified Telecommunication Services)		1,742,600	298,613

TTW PCL (Utilities, Water Utilities)		94,200	37,964

VGI Global Media PCL (Communication Services, Media)		261,300	64,677

Vibhavadi Medical Center PCL (Health Care, Health Care Providers & Services)		746,400	45,477

WHA Corporation PCL (Real Estate, Real Estate Management & Development)		632,000	84,233

			12,132,481

Turkey: 1.24%

Akbank TAS (Financials, Banks)		239,226	307,869

Anadolu Efes Biracilik ve Malt Sanayii AS (Consumer Staples, Beverages)		15,201	57,122

Arcelik AS (Consumer Discretionary, Household Durables)		19,930	77,730

Aselsan Elektronik Sanayi ve Ticaret AS (Industrials, Aerospace & Defense)		22,117	101,589

Bim Birlesik Magazalar AS (Consumer Staples, Food & Staples Retailing)		17,990	288,811

Emlak Konut Gayrimenkul Yati AS (Real Estate, Equity REITs)		138,146	39,594

Eregli Demir ve Celik Fabrikalari TAS (Materials, Metals & Mining)		109,068	190,421

Ford Otomotiv Sanayi AS (Consumer Discretionary, Automobiles)		5,745	59,675

Haci Omer Sabanci Holding AS (Financials, Diversified Financial Services)		98,215	167,977

Koç Holding AS (Industrials, Industrial Conglomerates)		75,487	263,584

Petkim Petrokimya Holding AS (Materials, Chemicals)		54,949	56,717

Soda Sanayii AS (Materials, Chemicals)		27,884	39,803

Sok Marketler Ticaret AS (Consumer Staples, Food & Staples Retailing) †		20,206	40,350

TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)		12,644	65,894

Tekfen Holding AS (Industrials, Construction & Engineering)		14,557	71,991

Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary, Automobiles)		9,190	36,462

Tupras Turkiye Petrol Rafinerileri AS (Energy, Oil, Gas & Consumable Fuels)		8,907	239,433

Turk Hava Yollari Anonim Ortakligi AS (Industrials, Airlines) †		55,043	145,798

Turk Sise ve Cam Fabrikalari AS (Industrials, Industrial Conglomerates)		46,244	58,387

Turk Telekomunikasyon AS (Communication Services, Diversified Telecommunication Services) †		56,231	57,197

Turkcell Iletisim Hizmetleri AS (Communication Services, Wireless Telecommunication Services)		78,874	211,286

Turkiye Garanti Bankasi AS (Financials, Banks)		161,067	269,136

Turkiye Halk Bankasi AS (Financials, Banks)		44,269	63,440

Turkiye Is Bankasi Class C AS (Financials, Banks)		101,911	110,917

Turkiye Vakiflar Bankasi TAO AS (Financials, Banks)		73,615	71,157

Ulker Biskuvi Sanayi AS (Consumer Staples, Food Products)		13,136	47,689

Yapi Ve Kredi Bankasi AS (Financials, Banks) †		97,608	39,312

			3,179,341

Total Common Stocks (Cost $233,361,039)			234,017,221

	Dividend yield
Preferred Stocks: 4.50%

Brazil: 4.08%

Alpargatas SA (Consumer Staples, Personal Products)	2.49%	13,072	66,749

Azul SA (Industrials, Transportation Infrastructure) †	0.00	21,000	210,495

Banco Bradesco SA (Financials, Banks)	2.18	247,028	2,845,707

Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	2.86	14,400	95,843

Bradespar SA (Materials, Metals & Mining)	6.68	16,300	125,066

Braskem SA Class A (Materials, Chemicals)	3.68	14,010	202,906

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name	Dividend yield		Shares	Value

Brazil (continued)

Companhia Brasileira de Distribuicao (Consumer Staples, Food & Staples Retailing)	1.29%		11,373	$281,922

Companhia de Saneamento do Parana (Utilities, Water Utilities)	4.15		23,040	83,912

Companhia de Transmissao de Energia Electrica Paulista (Utilities, Electric Utilities)	15.27		3,280	67,414

Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	4.50		63,569	243,705

Companhia Energetica de Sao Paulo Class B (Utilities, Independent Power & Renewable Electricity Producers)	0.17		14,200	91,109

Companhia Paranaense de Energia-Copel Class B (Utilities, Electric Utilities)	2.73		6,300	59,945

Energisa SA (Utilities, Electric Utilities)	4.61		800	1,384

Gerdau SA (Materials, Metals & Mining)	2.26		79,700	321,249

Gol Linhas Aereas Inteligentes SA (Industrials, Airlines) †	0.00		8,200	58,201

Itau Unibanco Holding SA (Financials, Banks)	6.55		369,570	3,466,302

Itaúsa Investimentos Itaú SA (Financials, Banks)	8.00		343,461	1,131,108

Klabin SA (Materials, Containers & Packaging)	5.40		225,400	187,226

Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.32		52,600	278,814

Marcopolo SA (Industrials, Machinery)	1.81		55,400	59,734

Metalurgica Gerdau SA (Materials, Metals & Mining)	2.71		46,400	88,695

Telefonica Brasil SA (Communication Services, Diversified Telecommunication Services)	7.84		34,709	432,367

Usinas Siderurgicas de Minas Gerais SA Class A (Materials, Metals & Mining)	1.23		31,200	80,240

				10,480,093

Chile: 0.06%

Coca-Cola Embonor SA Class B (Consumer Staples, Food Products)	3.65		23,265	62,073

Embotelladora Andina SA Class B (Consumer Staples, Food & Staples Retailing)	3.84		24,405	91,357

				153,430

Colombia: 0.19%

Banco Davivienda SA (Financials, Banks)	2.26		8,291	101,542

Bancolombia SA (Financials, Banks)	2.82		32,389	390,161

				491,703

Russia: 0.15%

Bashneft PAO (Energy, Oil, Gas & Consumable Fuels)	8.91		2,311	65,425

Transneft PJSC (Energy, Oil, Gas & Consumable Fuels)	4.73		121	309,887

				375,312

South Korea: 0.02%

CJ Corporation (Industrials, Industrial Conglomerates) †(a)‡	0.00		256	8,346

Mirae Asset Daewoo Company Limited Class P (Financials, Capital Markets)	5.84		11,972	44,228

				52,574

Total Preferred Stocks (Cost $10,048,974)				11,553,112

		Expiration date
Warrants: 0.00%

Malaysia: 0.00%

Sunway Bhd (Real Estate, Real Estate Management & Development) †		10-3-2024	122,430	8,580

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	111

FACTOR ENHANCED EMERGING MARKETS PORTFOLIO

Security name		Expiration date	Shares	Value

Thailand: 0.00%

BTS Group Holdings (Industrials, Road & Rail) †		11-29-2019	98,790	$2,257

Total Warrants (Cost $0)				10,837

	Yield
Short-Term Investments: 3.07%

Investment Companies: 3.07%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34%		7,871,946	7,871,946

Total Short-Term Investments (Cost $7,871,946)				7,871,946

Total investments in securities (Cost $251,281,959)	98.76%	253,453,116

Other assets and liabilities, net	1.24	3,171,475

Total net assets	100.00%	$256,624,591

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

MSCI Emerging Markets Index	212	3-15-2019	$11,258,571	$11,095,020	$0	$(163,551)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	7,994,492	191,077,549	191,200,095	7,871,946	$0	$0	$157,778	$7,871,946	3.07%

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Common Stocks: 94.50%

Australia: 9.71%

AGL Energy Limited (Utilities, Multi-Utilities)	43,079	$648,125

ALS Limited (Industrials, Professional Services)	31,538	176,287

Altium Limited (Information Technology, Software)	7,624	178,467

Alumina Limited (Materials, Metals & Mining)	174,011	314,759

Amcor Limited (Materials, Containers & Packaging)	78,193	834,767

AMP Limited (Financials, Diversified Financial Services)	185,013	309,724

Ansell Limited (Health Care, Health Care Equipment & Supplies)	9,102	158,959

APA Group (Utilities, Gas Utilities)	62,102	440,961

Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	40,405	705,641

ASX Limited (Financials, Capital Markets)	12,551	621,166

Atlas Arteria Stapled Securities (Industrials, Transportation Infrastructure)	45,618	230,397

Aurizon Holdings Limited (Industrials, Road & Rail)	131,333	421,088

AusNet Services (Utilities, Electric Utilities)	116,927	143,905

Australia & New Zealand Banking Group Limited (Financials, Banks)	186,975	3,713,661

Bank of Queensland Limited (Financials, Banks)	25,475	162,817

Beach Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	94,420	139,312

Bendigo Bank Limited (Financials, Banks)	32,536	227,563

BHP Billiton Limited (Materials, Metals & Mining)	228,562	6,036,118

BlueScope Steel Limited (Materials, Metals & Mining)	32,819	313,351

Boral Limited (Materials, Construction Materials)	75,647	267,228

Brambles Limited (Industrials, Commercial Services & Supplies)	104,139	868,723

Caltex Australia Limited (Energy, Oil, Gas & Consumable Fuels)	17,205	349,045

Carsales.com Limited (Communication Services, Interactive Media & Services)	15,694	141,272

Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	36,232	206,894

Charter Hall Group (Real Estate, Equity REITs)	30,970	193,323

CIMIC Group Limited (Industrials, Construction & Engineering)	5,922	210,669

Cleanaway Waste Management Limited (Industrials, Commercial Services & Supplies)	131,734	202,777

Coca-Cola Amatil Limited (Consumer Staples, Beverages)	33,441	189,059

Cochlear Limited (Health Care, Health Care Equipment & Supplies)	3,686	445,800

Coles Group Liimited (Consumer Staples, Food & Staples Retailing) †	90,806	729,802

Commonwealth Bank of Australia (Financials, Banks)	120,270	6,308,937

Computershare Limited (Information Technology, IT Services)	34,705	424,660

Crown Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	24,065	195,628

CSL Limited (Health Care, Biotechnology)	29,036	3,990,815

Dexus Property Group (Real Estate, Equity REITs)	65,296	556,739

Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,144	121,256

Downer EDI Limited (Industrials, Commercial Services & Supplies)	39,195	206,854

DuluxGroup Limited (Materials, Chemicals)	25,646	132,438

Evolution Mining Limited (Materials, Metals & Mining)	100,936	258,472

Flight Centre Travel Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,868	125,582

Fortescue Metals Group Limited (Materials, Metals & Mining)	114,417	491,840

Goodman Group (Real Estate, Equity REITs)	103,728	941,817

Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	50,710	129,496

Healthscope Limited (Health Care, Health Care Providers & Services)	111,431	196,819

Iluka Resources Limited (Materials, Metals & Mining)	29,040	188,898

Incitec Pivot Limited (Materials, Chemicals)	101,976	243,775

Insurance Australia Group Limited (Financials, Insurance)	154,912	807,668

IOOF Holdings Limited (Financials, Capital Markets)	20,968	97,869

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	113

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Australia (continued)

JB Hi-Fi Limited (Consumer Discretionary, Specialty Retail)	7,996	$123,082

Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	37,580	343,347

Link Administration Holdings Limited (Information Technology, IT Services)	33,788	182,153

Macquarie Group Limited (Financials, Capital Markets)	20,973	1,913,803

Magellan Financial Group Limited (Financials, Capital Markets)	8,386	207,369

Medibank Private Limited (Financials, Insurance)	185,262	373,220

Metcash Limited (Consumer Staples, Food & Staples Retailing)	62,951	116,548

Mineral Resources Limited (Materials, Metals & Mining)	11,155	119,088

Mirvac Group (Real Estate, Equity REITs)	240,970	439,296

National Australia Bank Limited (Financials, Banks)	182,439	3,252,152

Newcrest Mining Limited (Materials, Metals & Mining)	47,441	818,423

Northern Star Resources Limited (Materials, Metals & Mining)	42,587	279,434

Orica Limited (Materials, Chemicals)	25,547	319,849

Orora Limited (Materials, Containers & Packaging)	77,558	173,300

OZ Minerals Limited (Materials, Metals & Mining)	21,637	158,087

Qantas Airways Limited (Industrials, Airlines)	117,004	475,572

QBE Insurance Group Limited (Financials, Insurance)	86,546	758,184

Qube Holdings Limited (Industrials, Transportation Infrastructure)	96,143	189,593

Ramsay Health Care Limited (Health Care, Health Care Providers & Services)	9,246	424,869

REA Group Limited (Communication Services, Interactive Media & Services)	3,445	199,260

Reece Limited (Industrials, Trading Companies & Distributors)	23,960	177,439

Reliance Worldwide Corporation Limited (Industrials, Building Products)	51,502	164,764

Rio Tinto Limited (Materials, Metals & Mining)	27,558	1,879,762

Scentre Group (Real Estate, Equity REITs)	339,795	932,800

SEEK Limited (Industrials, Professional Services)	23,605	308,428

Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	29,234	500,180

South32 Limited - Athens Exchange (Materials, Metals & Mining)	344,665	955,949

Spark Infrastructure Group (Utilities, Electric Utilities)	106,202	175,529

Stockland Corporation Limited (Real Estate, Equity REITs)	159,626	396,308

Suncorp Group Limited (Financials, Insurance)	90,658	871,377

Sydney Airport Holdings Limited (Industrials, Transportation Infrastructure)	154,091	786,992

Telstra Corporation Limited (Communication Services, Diversified Telecommunication Services)	781,585	1,735,327

The GPT Group (Real Estate, Equity REITs)	101,454	421,004

The Star Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	63,107	198,309

TPG Telecom Limited (Communication Services, Diversified Telecommunication Services)	26,303	124,263

Transurban Group (Industrials, Transportation Infrastructure)	177,160	1,567,086

Treasury Wine Estates Limited (Consumer Staples, Beverages)	48,414	514,450

Vicinity Centres (Real Estate, Equity REITs)	207,335	361,800

Washington H. Soul Pattinson & Company Limited (Energy, Oil, Gas & Consumable Fuels)	9,046	188,846

Wesfarmers Limited (Consumer Discretionary, Multiline Retail)	77,263	1,818,480

Westpac Banking Corporation (Financials, Banks)	224,151	4,286,682

Whitehaven Coal Limited (Energy, Oil, Gas & Consumable Fuels)	57,397	179,144

Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	53,976	1,387,936

Woolworths Group Limited (Consumer Staples, Food & Staples Retailing)	87,761	1,784,802

WorleyParsons Limited (Energy, Energy Equipment & Services)	20,692	218,847

		67,804,356

Austria: 0.34%

Andritz AG (Industrials, Machinery)	4,691	234,241

Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Banks)	20,586	778,566

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Austria (continued)

OMV AG (Energy, Oil, Gas & Consumable Fuels)	9,432	$496,404

Raiffeisen Bank International AG (Financials, Banks)	9,264	236,247

Verbund AG (Utilities, Electric Utilities)	4,189	201,645

Voestalpine AG (Materials, Metals & Mining)	7,319	226,606

Wienerberger AG (Materials, Construction Materials)	7,655	173,273

		2,346,982

Belgium: 0.53%

Ackermans & Van Haaren NV (Financials, Diversified Financial Services)	1,515	238,668

Ageas NV (Financials, Insurance)	13,311	656,042

Cofinimmo SA (Real Estate, Equity REITs)	1,500	194,845

Colruyt SA (Consumer Staples, Food & Staples Retailing)	3,435	244,978

Proximus SA (Communication Services, Diversified Telecommunication Services)	11,320	299,108

Sofina SA (Financials, Diversified Financial Services)	1,026	200,728

Solvay SA (Materials, Chemicals)	4,868	544,962

UCB SA (Health Care, Pharmaceuticals)	8,220	688,896

Umicore SA (Materials, Chemicals)	13,944	602,703

		3,670,930

Canada: 9.78%

Agnico-Eagle Mines Limited (Materials, Metals & Mining)	16,395	697,312

Alimentation Couche-Tard Incorporated Class B (Consumer Staples, Food & Staples Retailing)	28,235	1,591,390

Bank of Montreal (Financials, Banks)	41,491	3,235,538

Barrick Gold Corporation (Materials, Metals & Mining)	89,271	1,126,106

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) †	19,793	469,094

BCE Incorporated (Communication Services, Diversified Telecommunication Services)	59,015	2,624,384

Brookfield Asset Management Incorporated Class A (Financials, Capital Markets)	60,019	2,710,992

Canadian Imperial Bank of Commerce (Financials, Banks)	28,474	2,415,405

Canadian National Railway Company (Industrials, Road & Rail)	40,937	3,512,752

Canadian Pacific Railway Limited (Industrials, Road & Rail)	9,282	1,917,977

Canadian Tire Corporation Limited Class A (Consumer Discretionary, Multiline Retail)	4,075	449,630

CGI Incorporated (Information Technology, IT Services) †	16,265	1,090,513

Constellation Software Incorporated (Information Technology, Software)	1,328	1,134,020

Dollarama Incorporated (Consumer Discretionary, Multiline Retail)	21,232	574,706

Fairfax Financial Holdings Limited (Financials, Insurance)	1,900	940,695

Fortis Incorporated (Utilities, Electric Utilities)	28,944	1,043,651

Franco-Nevada Corporation (Materials, Metals & Mining)	12,908	972,453

Goldcorp Incorporated (Materials, Metals & Mining)	62,800	663,338

Imperial Oil Limited (Energy, Oil, Gas & Consumable Fuels)	15,962	432,179

Intact Financial Corporation (Financials, Insurance)	9,275	775,295

Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	12,154	605,322

Magna International Incorporated (Consumer Discretionary, Auto Components)	19,227	1,014,570

Metro Incorporated (Consumer Staples, Food & Staples Retailing)	16,730	628,797

National Bank of Canada (Financials, Banks)	21,608	1,019,523

Open Text Corporation (Information Technology, Software)	17,248	654,044

Pembina Pipeline Corporation (Energy, Oil, Gas & Consumable Fuels)	31,652	1,158,373

Power Corporation of Canada (Financials, Insurance)	23,896	510,079

Restaurant Brands International Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	16,403	1,037,317

Rogers Communications Incorporated Class B (Communication Services, Wireless Telecommunication Services)	23,822	1,316,234

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	115

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Canada (continued)

Royal Bank of Canada (Financials, Banks)	95,431	$7,458,550

Shaw Communications Incorporated Class B (Communication Services, Media)	28,226	582,130

Sun Life Financial Incorporated (Financials, Insurance)	39,658	1,501,396

Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	103,662	3,573,166

Teck Resources Limited Class B (Materials, Metals & Mining)	32,300	723,832

Telus Corporation (Communication Services, Diversified Telecommunication Services)	37,994	1,380,078

The Bank of Nova Scotia (Financials, Banks)	79,808	4,435,698

The Toronto-Dominion Bank (Financials, Banks)	122,228	7,008,872

Thomson Reuters Corporation (Industrials, Professional Services)	12,053	655,430

TransCanada Corporation (Energy, Oil, Gas & Consumable Fuels)	55,900	2,499,878

Waste Connections Incorporated - Toronto Exchange (Industrials, Commercial Services & Supplies)	17,700	1,475,639

Wheaton Precious Metals Corporation (Materials, Metals & Mining)	30,476	662,809

		68,279,167

China: 0.54%

AAC Technologies Holdings Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	45,000	267,429

CSPC Pharmaceutical Group Limited (Health Care, Pharmaceuticals)	284,000	484,805

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	165,200	824,974

Shenzhou International Group Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	47,300	590,516

Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) †144A	1,063,000	1,619,603

		3,787,327

Denmark: 2.23%

Ambu AS Class B (Health Care, Health Care Equipment & Supplies)	11,675	273,749

Carlsberg AS Class B (Consumer Staples, Beverages)	7,094	859,368

Christian Hansen Holding AS (Materials, Chemicals)	6,660	678,453

Coloplast AS Class B (Health Care, Health Care Equipment & Supplies)	8,154	812,746

Danske Bank AS (Financials, Banks)	50,098	996,713

DSV AS (Industrials, Road & Rail)	11,707	973,776

FLSmidth & Company AS (Industrials, Construction & Engineering)	2,572	123,437

GN Store Nord AS (Health Care, Health Care Equipment & Supplies)	8,217	395,983

H. Lundbeck AS (Health Care, Pharmaceuticals)	4,104	187,702

ISS AS (Industrials, Commercial Services & Supplies)	10,190	318,003

Jyske Bank AS (Financials, Banks)	4,612	180,631

Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	116,033	5,693,433

Novozymes AS Class B (Materials, Chemicals)	15,054	683,464

Orsted AS (Utilities, Electric Utilities) 144A	11,614	842,807

Pandora AS (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,136	321,985

Rockwool International AS B Shares (Industrials, Building Products)	619	151,085

Royal Unibrew AS (Consumer Staples, Beverages)	2,942	217,532

SimCorp AS (Information Technology, Software)	2,547	229,292

Tryg AS (Financials, Insurance)	8,527	232,436

Vestas Wind Systems AS (Industrials, Electrical Equipment)	14,089	1,172,768

William Demant Holding (Health Care, Health Care Equipment & Supplies) †	6,569	197,290

		15,542,653

Finland: 1.89%

Amer Sports Oyj (Consumer Discretionary, Leisure Products)	7,985	361,939

Elisa Oyj (Communication Services, Diversified Telecommunication Services)	10,079	422,920

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Finland (continued)

Fortum Oyj (Utilities, Electric Utilities)	31,578	$701,127

Huhtamaki Oyj (Materials, Containers & Packaging)	6,742	244,094

Kesko Oyj Class B (Consumer Staples, Food & Staples Retailing)	4,645	277,276

Kone Oyj Class B (Industrials, Machinery)	27,190	1,328,944

Konecranes Oyj (Industrials, Machinery)	4,336	152,152

Metso Oyj (Industrials, Machinery)	8,525	289,060

Neste Oil Oyj (Energy, Oil, Gas & Consumable Fuels)	8,692	835,427

Nokia Oyj (Information Technology, Communications Equipment)	370,896	2,242,690

Nokian Renkaat Oyj (Consumer Discretionary, Auto Components)	9,322	329,763

Nordea Bank AB (Financials, Banks)	207,731	1,883,884

Orion Oyj Class B (Health Care, Pharmaceuticals)	6,929	247,554

Sampo Oyj Class A (Financials, Insurance)	33,614	1,618,072

Stora Enso Oyj (Materials, Paper & Forest Products)	38,290	513,271

UPM-Kymmene Oyj (Materials, Paper & Forest Products)	33,770	1,018,677

Valmet Corporation (Industrials, Machinery)	8,964	223,295

Wartsila Oyj (Industrials, Machinery)	31,728	515,351

		13,205,496

France: 5.48%

Aeroports de Paris SA (Industrials, Transportation Infrastructure)	1,936	375,679

Air Liquide SA (Materials, Chemicals)	31,130	3,882,575

Alstom SA (Industrials, Machinery)	11,211	487,379

ALTEN SA (Information Technology, IT Services)	1,813	186,938

Altran Technologies SA (Information Technology, IT Services)	14,650	155,305

Amundi SA (Financials, Diversified Financial Services)	4,147	277,171

Arkema SA (Materials, Chemicals)	4,489	452,597

Atos Origin SA (Information Technology, IT Services)	6,157	591,217

bioMerieux (Health Care, Health Care Equipment & Supplies)	2,990	246,571

Bouygues SA (Industrials, Construction & Engineering)	20,961	792,749

Bureau Veritas SA (Industrials, Professional Services)	19,257	460,419

Capgemini SA (Information Technology, IT Services)	11,200	1,340,188

Christian Dior SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	429	190,453

CNP Assurances SA (Financials, Insurance)	9,889	228,564

Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	12,550	1,506,011

Covivio (Real Estate, Equity REITs)	3,698	374,360

Dassault Aviation SA (Industrials, Aerospace & Defense)	161	271,031

Dassault Systemes SA (Information Technology, Software)	9,250	1,353,579

Eiffage SA (Industrials, Construction & Engineering)	6,617	645,623

Electricite de France SA (Utilities, Electric Utilities)	34,637	503,110

Eurazeo SA (Financials, Diversified Financial Services)	3,254	244,653

Eutelsat Communications SA (Communication Services, Media)	9,701	191,557

Gecina SA (Real Estate, Equity REITs)	3,569	529,366

Groupe Danone SA (Consumer Staples, Food Products)	44,607	3,365,465

Groupe Eurotunnel SE (Industrials, Transportation Infrastructure)	32,228	475,817

Hermes International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,030	1,285,664

ICADE (Real Estate, Equity REITs)	1,859	158,272

Imerys SA (Materials, Construction Materials)	2,208	125,524

Ingenico SA (Information Technology, Electronic Equipment, Instruments & Components)	3,923	263,360

Ipsen SA (Health Care, Pharmaceuticals)	2,494	344,955

JCDecaux SA (Communication Services, Media)	5,052	155,727

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	117

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

France (continued)

Klepierre SA (Real Estate, Equity REITs)	14,546	$507,776

Lagardere SCA (Communication Services, Media)	7,083	183,287

Legrand SA (Industrials, Electrical Equipment)	17,845	1,177,271

Orpea SA (Health Care, Health Care Providers & Services)	3,135	369,606

Pernod-Ricard SA (Consumer Staples, Beverages)	15,025	2,587,453

Peugeot SA (Consumer Discretionary, Automobiles)	36,743	934,498

Publicis Groupe SA (Communication Services, Media)	14,389	797,552

Remy Cointreau SA (Consumer Staples, Beverages)	1,677	218,409

Rubis SCA (Utilities, Gas Utilities)	5,655	334,800

Safran SA (Industrials, Aerospace & Defense)	25,309	3,451,646

Sartorius Stedim Biotech SA (Health Care, Life Sciences Tools & Services)	1,606	189,068

SCOR SE (Financials, Insurance)	11,613	522,952

SEB SA (Consumer Discretionary, Household Durables)	1,527	262,964

Societe BIC SA (Industrials, Commercial Services & Supplies)	1,858	175,728

Sodexho Alliance SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,631	618,593

Sopra Steria Group (Information Technology, IT Services)	904	106,321

Spie SA (Industrials, Commercial Services & Supplies)	8,344	132,588

Suez Environnement Company SA (Utilities, Multi-Utilities)	27,359	349,627

Teleperformance SE (Industrials, Professional Services)	3,959	706,996

Thales SA (Industrials, Aerospace & Defense)	7,291	897,733

Ubisoft Entertainment SA (Communication Services, Entertainment) †	4,683	338,244

Vivendi SA (Communication Services, Entertainment)	65,677	1,919,900

		38,244,891

Germany: 5.09%

Aareal Bank AG (Financials, Thrifts & Mortgage Finance)	4,156	136,097

Adidas AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	10,840	2,633,678

Allianz AG (Financials, Insurance)	28,812	6,410,241

Aurubis AG (Materials, Metals & Mining)	2,401	132,099

Axel Springer AG (Communication Services, Media)	3,257	185,789

Bechtle AG (Information Technology, IT Services)	1,789	153,431

Carl Zeiss Meditec AG (Health Care, Health Care Equipment & Supplies)	2,379	202,949

Covestro AG (Materials, Chemicals) 144A	11,325	645,884

Deutsche Boerse AG (Financials, Capital Markets)	12,669	1,600,989

Deutsche Lufthansa AG (Industrials, Airlines)	17,886	456,732

Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services)	226,627	3,733,896

Deutsche Wohnen AG (Real Estate, Real Estate Management & Development)	22,307	1,040,296

E.ON SE (Utilities, Multi-Utilities)	146,612	1,615,107

Evonik Industries AG (Materials, Chemicals)	10,933	307,784

Evotec AG (Health Care, Life Sciences Tools & Services) †	7,219	169,644

Fraport AG (Industrials, Transportation Infrastructure)	2,538	203,869

Freenet AG (Communication Services, Wireless Telecommunication Services)	9,071	191,034

Fresenius Medical Care AG & Company KGaA (Health Care, Health Care Providers & Services)	14,384	1,126,951

Fresenius SE & Company KGaA (Health Care, Health Care Providers & Services)	28,844	1,621,729

Gerresheimer AG (Health Care, Life Sciences Tools & Services)	2,083	159,928

Grenke AG (Financials, Diversified Financial Services)	1,945	198,447

Hannover Rueck SE (Financials, Insurance)	3,991	594,682

HELLA GmbH & Company KGaA (Consumer Discretionary, Auto Components)	2,836	128,387

Hochtief AG (Industrials, Construction & Engineering)	1,190	188,687

Hugo Boss AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,034	298,342

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Germany (continued)

Innogy SE (Utilities, Multi-Utilities)	5,310	$245,460

Kion Group AG (Industrials, Machinery)	4,585	261,386

Knorr Bremse AG (Industrials, Machinery) †	3,129	314,409

LEG Immobilien AG (Real Estate, Real Estate Management & Development)	4,162	464,696

MAN SE (Industrials, Machinery)	1,107	113,576

Merck KGaA (Health Care, Pharmaceuticals)	8,872	916,102

Metro AG (Consumer Staples, Food & Staples Retailing)	11,534	193,707

MTU Aero Engines AG (Industrials, Aerospace & Defense)	3,353	718,914

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	10,325	2,432,217

Nemetschek SE (Information Technology, Software)	1,125	164,305

Osram Licht AG (Industrials, Electrical Equipment)	7,458	323,206

ProSiebenSat.1 Media AG (Communication Services, Media)	15,990	291,733

Puma AG Rudolf Dassler Sport (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	529	298,148

Rheinmetall AG (Industrials, Industrial Conglomerates)	2,842	303,997

Scout24 AG (Communication Services, Interactive Media & Services)	7,613	400,930

Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	1,298	126,883

Symrise AG (Materials, Chemicals)	7,739	682,035

TAG Immobilien AG (Real Estate, Real Estate Management & Development)	9,713	226,485

TUI AG (Consumer Discretionary, Hotels, Restaurants & Leisure)	29,169	309,584

Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	12,494	363,951

United Internet AG (Communication Services, Diversified Telecommunication Services)	9,113	331,595

Vonovia SE (Real Estate, Real Estate Management & Development)	32,397	1,571,282

Zalando SE (Consumer Discretionary, Internet & Direct Marketing Retail) †144A	8,800	324,310

		35,515,583

Hong Kong: 3.58%

ASM Pacific Technology (Information Technology, Semiconductors & Semiconductor Equipment)	20,744	219,735

CK Asset Holdings Limited (Real Estate, Real Estate Management & Development)	163,690	1,358,566

CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	186,070	1,980,464

CK Infrastructure Holdings Limited (Utilities, Electric Utilities)	50,000	416,892

CLP Holdings Limited (Utilities, Electric Utilities)	121,886	1,444,046

Dairy Farm International Holdings Limited (Consumer Staples, Food & Staples Retailing)	20,340	181,840

Fullshare Holdings Limited (Industrials, Electrical Equipment)	722,500	144,505

Hang Lung Group Limited (Real Estate, Real Estate Management & Development)	56,705	178,067

Hang Lung Properties Limited (Real Estate, Real Estate Management & Development)	127,332	300,740

Hang Seng Bank Limited (Financials, Banks)	50,555	1,252,645

Henderson Land Development Company Limited (Real Estate, Real Estate Management & Development)	76,908	435,009

HK Electric Investments Limited (Utilities, Electric Utilities)	150,500	156,832

Hong Kong & China Gas Company Limited (Utilities, Gas Utilities)	608,269	1,408,749

Hong Kong Exchanges & Clearing Limited (Financials, Capital Markets)	78,500	2,706,086

Hong Kong Land Holdings Limited (Real Estate, Real Estate Management & Development)	73,525	527,174

Hong Kong Telecommunications Trust & Hong Kong Trust Limited (Communication Services, Diversified Telecommunication Services)	182,574	285,150

Hopewell Holdings (Industrials, Industrial Conglomerates)	49,000	225,345

Hysan Development Company Limited (Real Estate, Real Estate Management & Development)	41,574	219,528

Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	19,528	1,338,840

Jardine Strategic Holdings Limited (Industrials, Industrial Conglomerates)	12,017	474,672

Kerry Properties Limited (Real Estate, Real Estate Management & Development)	40,500	169,228

Link REIT (Real Estate, Equity REITs)	147,607	1,668,858

Minth Group Limited (Consumer Discretionary, Auto Components)	44,000	174,324

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	119

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Hong Kong (continued)

MTR Corporation Limited (Industrials, Road & Rail)	110,069	$632,391

New World Development Limited (Real Estate, Real Estate Management & Development)	360,961	576,636

NWS Holdings Limited (Industrials, Industrial Conglomerates)	105,429	255,187

PCCW Limited (Communication Services, Diversified Telecommunication Services)	301,000	180,989

Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	106,000	150,700

Sino Land Company (Real Estate, Real Estate Management & Development)	201,899	376,033

SJM Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	154,000	173,623

Sun Hung Kai Properties Limited (Real Estate, Real Estate Management & Development)	101,000	1,672,665

Swire Pacific Limited Class A (Real Estate, Real Estate Management & Development)	32,478	386,232

Swire Properties Limited (Real Estate, Real Estate Management & Development)	76,353	306,394

Techtronic Industries Company Limited (Consumer Discretionary, Household Durables)	97,743	653,093

The Bank of East Asia Limited (Financials, Banks)	102,600	357,478

The Wharf Holdings Limited (Real Estate, Real Estate Management & Development)	69,717	218,039

Vitasoy International Holdings Limited (Consumer Staples, Food Products)	59,005	254,820

Wharf Real Estate Investment Company Limited (Real Estate, Real Estate Management & Development)	78,000	548,005

Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	52,945	358,486

Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	104,334	257,853

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	150,000	171,980

Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	55,222	185,721

		24,983,620

Ireland: 0.62%

AIB Group plc (Financials, Banks)	64,573	303,783

Bank of Ireland Group plc (Financials, Banks)	69,010	448,601

DCC plc (Industrials, Industrial Conglomerates)	6,492	561,846

Glanbia plc (Consumer Staples, Food Products)	15,796	320,354

Kerry Group plc Class A (Consumer Staples, Food Products)	10,684	1,099,802

Kingspan Group plc (Industrials, Building Products)	11,448	539,872

Paddy Power plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,911	478,038

Smurfit Kappa Group plc (Materials, Containers & Packaging)	15,832	449,122

UDG Healthcare plc (Health Care, Health Care Providers & Services)	18,502	141,965

		4,343,383

Italy: 0.78%

A2A SpA (Utilities, Multi-Utilities)	107,624	190,725

Atlantia SpA (Industrials, Transportation Infrastructure)	30,935	752,298

Davide Campari-Milano SpA (Consumer Staples, Beverages)	30,209	288,119

DiaSorin SpA (Health Care, Health Care Equipment & Supplies)	1,767	173,352

FinecoBank SpA (Financials, Banks)	25,603	318,159

Interpump Group SpA (Industrials, Machinery)	5,488	177,906

Italgas SpA (Utilities, Gas Utilities)	31,933	193,452

Mediobanca SpA (Financials, Banks)	42,149	422,947

Moncler SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	12,636	484,651

Poste Italiane SpA (Financials, Insurance)	31,515	284,264

Recordati SpA (Health Care, Pharmaceuticals)	7,292	274,292

Saipem SpA (Energy, Energy Equipment & Services) †	34,677	180,059

Snam SpA (Energy, Oil, Gas & Consumable Fuels)	142,274	703,149

Telecom Italia SpA (Communication Services, Diversified Telecommunication Services) †	769,600	469,029

Terna SpA (Utilities, Electric Utilities)	90,641	563,748

		5,476,150

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan: 20.83%

Acom Company Limited (Financials, Consumer Finance)	34,900	$119,292

Activia Properties Incorporated (Real Estate, Equity REITs)	44	183,358

Advance Residence Investment Corporation (Real Estate, Equity REITs)	88	244,741

Advantest Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	13,500	318,409

Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	62,000	1,304,912

Aica Kogyo Company Limited (Industrials, Building Products)	4,900	170,345

Ain Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	2,000	137,263

Air Water Incorporated (Materials, Chemicals)	12,800	203,946

Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	11,900	463,872

Ajinomoto Company Incorporated (Consumer Staples, Food Products)	38,600	583,164

Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	13,600	393,487

All Nippon Airways Company Limited (Industrials, Airlines)	26,400	978,646

Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	15,700	308,042

Amada Holdings Company Limited (Industrials, Machinery)	25,200	264,740

Anritsu Corporation Anritsu Corp(Information Technology, Electronic Equipment, Instruments & Components)	9,000	177,796

Aozora Bank Limited (Financials, Banks)	8,000	230,386

Asahi Breweries Limited (Consumer Staples, Beverages)	31,000	1,336,895

Asahi Glass Company Limited (Industrials, Building Products)	15,900	550,612

Asahi Intecc Company Limited (Health Care, Health Care Equipment & Supplies)	9,100	436,774

Asahi Kasei Corporation (Materials, Chemicals)	96,700	1,053,190

ASICS Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	12,500	166,196

Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	125,100	1,928,716

Azbil Corporation (Information Technology, Electronic Equipment, Instruments & Components)	10,000	220,518

Bandai Namco Holdings Incorporated (Consumer Discretionary, Leisure Products)	16,200	688,898

Benesse Corporation (Consumer Discretionary, Diversified Consumer Services)	5,500	149,262

Bic Camera Incorporated (Consumer Discretionary, Specialty Retail)	9,900	112,265

Bridgestone Corporation (Consumer Discretionary, Auto Components)	47,000	1,852,339

CALBEE Incorporated (Consumer Staples, Food Products)	5,800	160,526

Casio Computer Company Limited (Consumer Discretionary, Household Durables)	17,500	237,227

Central Japan Railway Company (Industrials, Road & Rail)	13,900	3,114,453

Chubu Electric Power Company Incorporated (Utilities, Electric Utilities)	44,200	694,931

Chugai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	15,300	1,039,080

Citizen Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	21,700	123,232

Coca-Cola Bottlers Japan Incorporated (Consumer Staples, Beverages)	11,300	290,750

Comsys Holdings Corporation (Industrials, Construction & Engineering)	7,600	202,776

Cosmos Pharmaceutical Corporation (Consumer Staples, Food & Staples Retailing)	800	146,414

Credit Saison Company Limited (Financials, Consumer Finance)	10,900	158,026

CyberAgent Incorporated (Communication Services, Media)	7,100	220,711

Dai Nippon Printing Company Limited (Industrials, Commercial Services & Supplies)	19,600	453,315

Daicel Corporation (Materials, Chemicals)	23,800	250,245

Daifuku Company Limited (Industrials, Machinery)	8,600	421,262

Daiichikosho Company Limited (Communication Services, Entertainment)	3,100	152,963

Daito Trust Construction Company Limited (Real Estate, Real Estate Management & Development)	5,200	720,065

Daiwa House Residential Investment Corporation (Real Estate, Equity REITs)	117	260,735

Daiwa Securities Group Incorporated (Financials, Capital Markets)	107,400	544,877

DeNA Company Limited (Communication Services, Entertainment)	7,400	113,856

Denka Company Limited (Materials, Chemicals)	5,800	174,575

DIC Incorporated (Materials, Chemicals)	6,200	196,905

Disco Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	2,100	289,006

DMG Mori Seiko Company Limited (Industrials, Machinery)	8,500	109,963

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	121

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Ebara Corporation (Industrials, Machinery)	6,600	$187,108

Eisai Company Limited (Health Care, Pharmaceuticals)	20,700	1,707,590

Electric Power Development Company Limited (Utilities, Independent Power & Renewable Electricity Producers)	12,100	302,215

Ezaki Glico Company Limited (Consumer Staples, Food Products)	4,200	212,515

FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	20,800	592,473

FANCL Corporation (Consumer Staples, Personal Products)	8,600	194,815

Fuji Electric Holdings Company Limited (Industrials, Electrical Equipment)	10,300	323,420

Fuji Television Network Incorporated (Communication Services, Media)	14,400	210,577

FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	27,600	1,235,828

Fujitsu Limited (Information Technology, IT Services)	13,900	936,393

Fukuoka Financial Group Incorporated (Financials, Banks)	11,500	248,437

Furukawa Electric Company Limited (Industrials, Electrical Equipment)	4,600	141,138

GLP J-REIT (Real Estate, Equity REITs)	228	237,890

GMO Payment Gateway Incorporated (Information Technology, IT Services)	2,200	130,660

GS Yuasa Corporation (Industrials, Electrical Equipment)	5,600	112,085

Hakuhodo DY Holdings Incorporated (Communication Services, Media)	22,200	339,976

Hamamatsu Photonics (Information Technology, Electronic Equipment, Instruments & Components)	10,000	351,680

Haseko Corporation (Consumer Discretionary, Household Durables)	19,300	240,850

Hikari Tsushin Incorporated (Consumer Discretionary, Specialty Retail)	1,600	286,368

Hino Motors Limited (Industrials, Machinery)	18,800	172,542

Hisamitsu Pharmaceutical Company Incorporated (Health Care, Pharmaceuticals)	6,100	300,991

Hitachi Construction Machinery Company Limited (Industrials, Machinery)	7,600	189,480

Hitachi High Technologies Corporation (Information Technology, Electronic Equipment, Instruments & Components)	4,400	167,174

Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,900	146,737

Hoshizaki Electric Company Limited (Industrials, Machinery)	3,500	236,756

House Foods Corporation (Consumer Staples, Food Products)	5,500	220,069

Hoya Corporation (Health Care, Health Care Equipment & Supplies)	27,400	1,672,785

Ibiden Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	9,400	133,244

Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	11,400	403,983

IHI Corporation (Industrials, Machinery)	10,600	279,205

Iida Group Holdings Company (Consumer Discretionary, Household Durables)	13,000	237,222

ITO EN Limited (Consumer Staples, Beverages)	4,700	212,515

Itochu Corporation (Industrials, Trading Companies & Distributors)	98,800	1,770,981

Itochu Techno-Science Corporation (Information Technology, IT Services)	6,800	159,835

Izumi Company Limited (Consumer Discretionary, Multiline Retail)	3,500	158,884

Japan Airlines Company Limited (Industrials, Airlines)	25,400	926,309

Japan Airport Terminal Company Limited (Industrials, Transportation Infrastructure)	5,400	214,130

Japan Exchange Group Incorporated (Financials, Capital Markets)	36,100	636,402

Japan Hotel REIT Investment Corporation (Real Estate, Equity REITs)	267	205,762

Japan Prime Realty Investment Corporation (Real Estate, Equity REITs)	61	239,151

Japan Real Estate Investment Corporation (Real Estate, Equity REITs)	86	497,645

Japan Retail Fund Investment Corporation (Real Estate, Equity REITs)	177	356,334

JFE Holdings Incorporated (Materials, Metals & Mining)	38,900	677,561

JGC Corporation (Industrials, Construction & Engineering)	17,000	246,921

JSR Corporation (Materials, Chemicals)	13,700	226,889

JTEKT Corporation (Industrials, Machinery)	16,500	204,279

JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	233,400	1,090,310

K’s Holdings Corporation (Consumer Discretionary, Specialty Retail)	14,200	130,452

Kagome Company Limited (Consumer Staples, Food Products)	6,100	156,406

Kajima Corporation (Industrials, Construction & Engineering)	35,900	530,778

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Kakaku.com Incorporated (Communication Services, Interactive Media & Services)	8,800	$169,029

Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,600	125,492

Kamigumi Company Limited (Industrials, Transportation Infrastructure)	8,200	189,873

Kaneka Corporation (Materials, Chemicals)	4,400	171,910

Kansai Electric Power Company Incorporated (Utilities, Electric Utilities)	56,000	836,747

Kao Corporation (Consumer Staples, Personal Products)	36,400	2,750,941

Kawasaki Heavy Industries Limited (Industrials, Machinery)	10,800	277,109

KDDI Corporation (Communication Services, Wireless Telecommunication Services)	118,700	2,863,006

Keihan Electric Railway Company Limited (Industrials, Industrial Conglomerates)	7,200	297,780

Keio Corporation (Industrials, Road & Rail)	8,400	492,854

Keisei Electric Railway Company Limited (Industrials, Road & Rail)	11,700	398,870

Kenedix Realty Investment Corporation (Real Estate, Equity REITs)	27	179,976

Kewpie Corporation (Consumer Staples, Food Products)	8,500	193,846

Kikkoman Corporation (Consumer Staples, Food Products)	14,300	710,734

Kinden Corporation (Industrials, Construction & Engineering)	9,700	157,163

Kintetsu Corporation (Industrials, Road & Rail)	12,800	577,616

Kirin Brewery Company Limited (Consumer Staples, Beverages)	61,200	1,366,589

Kobayashi Pharmaceutical Company Limited (Consumer Staples, Personal Products)	4,500	362,535

Kobe Steel Limited (Materials, Metals & Mining)	24,000	189,692

Koito Manufacturing Company Limited (Consumer Discretionary, Auto Components)	8,800	508,429

Konami Holdings Corporation (Communication Services, Entertainment)	6,700	276,199

Konica Minolta Holdings Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	32,900	318,773

Kuraray Company Limited (Materials, Chemicals)	23,700	317,658

Kurita Water Industries Limited (Industrials, Machinery)	8,100	203,763

Kyowa Exeo Corporation (Industrials, Construction & Engineering)	6,400	172,538

Kyowa Hakko Kogyo Company Limited (Health Care, Pharmaceuticals)	17,700	337,597

Kyudenko Corporation (Industrials, Construction & Engineering)	4,100	140,143

Kyushu Electric Power Company Incorporated (Utilities, Electric Utilities)	31,000	368,223

Kyushu Financial Group Incorporated (Financials, Banks)	32,500	131,790

Kyushu Railway Company (Industrials, Road & Rail)	10,900	372,574

Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	3,500	211,950

Lion Corporation (Consumer Staples, Household Products)	21,600	442,406

LIXIL Group Corporation (Industrials, Building Products)	19,300	261,281

M3 Incorporated (Health Care, Health Care Technology)	26,600	440,529

Mabuchi Motor Company Limited (Industrials, Electrical Equipment)	4,200	144,314

Makita Corporation (Industrials, Machinery)	19,600	693,689

Marubeni Corporation (Industrials, Trading Companies & Distributors)	118,500	844,857

Marui Group Company Limited (Consumer Discretionary, Multiline Retail)	15,900	279,443

Maruichi Steel Tube Limited (Materials, Metals & Mining)	5,700	171,309

Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	7,300	250,177

Mebuki Financial Group Incorporated (Financials, Banks)	71,000	191,728

Medipal Holdings Corporation (Health Care, Health Care Providers & Services)	14,900	347,018

Meiji Holdings Company Limited (Consumer Staples, Food Products)	10,200	807,105

Minebea Company Limited (Industrials, Machinery)	29,000	464,666

Misumi Group Incorporated (Industrials, Machinery)	18,900	457,981

Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	94,400	696,069

Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	14,500	221,406

Mitsubishi Heavy Industries Limited (Industrials, Machinery)	22,200	902,420

Mitsubishi Materials Corporation (Materials, Metals & Mining)	8,700	238,837

Mitsubishi Motors Corporation (Consumer Discretionary, Automobiles)	44,500	249,518

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	123

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	37,600	$191,264

Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	118,400	1,858,879

Mitsui Chemicals Incorporated (Materials, Chemicals)	13,800	335,885

Mitsui OSK Lines Limited (Industrials, Marine)	8,100	189,665

Miura Company Limited (Industrials, Machinery)	7,500	171,579

Mizuho Financial Group Incorporated (Financials, Banks)	1,713,800	2,693,740

MonotaRO Company Limited (Industrials, Trading Companies & Distributors)	10,400	245,013

Morinaga & Company Limited (Consumer Staples, Food Products)	3,500	156,686

Nabtesco Corporation (Industrials, Machinery)	8,300	218,846

Nagase & Company Limited (Industrials, Trading Companies & Distributors)	8,800	129,397

Nagoya Railroad Company Limited (Industrials, Road & Rail)	13,200	362,966

Nankai Electric Railway Company Limited (Industrials, Road & Rail)	7,700	206,411

NEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	16,300	543,260

Nexon Company Limited (Communication Services, Entertainment) †	30,900	489,843

NGK Insulators Limited (Industrials, Machinery)	21,600	329,237

NGK Spark Plug Company Limited (Consumer Discretionary, Auto Components)	14,800	314,151

NH Foods Limited (Consumer Staples, Food Products)	6,800	247,988

NHK Spring Company Limited (Consumer Discretionary, Auto Components)	14,000	130,247

Nichirei Corporation (Consumer Staples, Food Products)	9,600	238,568

Nifco Incorporated (Consumer Discretionary, Auto Components)	6,700	170,107

Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	6,200	186,058

Nihon M&A Center Incorporated (Industrials, Professional Services)	8,700	219,324

Nikon Corporation (Consumer Discretionary, Household Durables)	27,200	411,422

Nippon Accommodations Fund Incorporated (Real Estate, Equity REITs)	32	159,045

Nippon Building Fund Incorporated (Real Estate, Equity REITs)	96	624,411

Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	6,000	162,024

Nippon Express Company Limited (Industrials, Road & Rail)	7,200	424,384

Nippon Kayaku Company Limited (Materials, Chemicals)	11,700	142,229

Nippon Paper Industries Company Limited (Materials, Paper & Forest Products)	7,000	139,353

Nippon Prologis REIT Incorporated (Real Estate, Equity REITs)	124	263,430

Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	5,400	342,511

Nippon Shokubai Company Limited (Materials, Chemicals)	2,400	163,424

Nippon Television Network Corporation (Communication Services, Media)	12,800	200,845

Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	11,300	177,917

Nishi-Nippon Railroad Company Limited (Industrials, Road & Rail)	5,400	128,817

Nissan Chemical Industries Limited (Materials, Chemicals)	10,200	514,278

Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	160,500	1,385,773

Nisshin Seifun Group Incorporated (Consumer Staples, Food Products)	19,800	424,191

Nissin Food Products Company Limited (Consumer Staples, Food Products)	5,700	395,290

Nitori Holdings Company Limited (Consumer Discretionary, Specialty Retail)	6,000	747,410

NOF Corporation (Materials, Chemicals)	6,200	213,314

NOK Corporation (Consumer Discretionary, Auto Components)	8,200	131,977

Nomura Real Estate Holding Incorporated (Real Estate, Real Estate Management & Development)	8,600	162,718

Nomura Real Estate Master Fund Incorporated (Real Estate, Equity REITs)	281	384,700

Nomura Research Institute Limited (Information Technology, IT Services)	8,300	337,317

NTN Corporation (Industrials, Machinery)	35,100	109,899

NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	79,300	1,843,681

Obayashi Corporation (Industrials, Construction & Engineering)	49,100	477,939

OBIC Company Limited (Information Technology, IT Services)	4,600	438,685

Odakyu Electric Railway Company Limited (Industrials, Road & Rail)	22,900	534,364

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Oji Holdings Corporation (Materials, Paper & Forest Products)	66,300	$393,761

Oracle Corporation (Japan) (Information Technology, Software)	2,000	149,105

Oriental Land Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,700	1,722,612

ORIX Corporation (Financials, Diversified Financial Services)	88,600	1,281,328

ORIX JREIT Incorporated (Real Estate, Equity REITs)	186	304,702

Osaka Gas Company Limited (Utilities, Gas Utilities)	26,900	550,236

OSG Corporation (Industrials, Machinery)	6,700	131,998

Otsuka Corporation (Information Technology, IT Services)	8,400	301,817

Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	35,400	1,474,246

Pan Pacific International Holdings (Consumer Discretionary, Multiline Retail)	10,700	637,402

Park24 Company Limited (Industrials, Commercial Services & Supplies)	7,900	189,518

Persol Holdings Company Limited (Industrials, Professional Services)	12,600	215,680

Pigeon Corporation (Consumer Staples, Household Products)	9,200	374,719

Pola Orbis Holdings Incorporated (Consumer Staples, Personal Products)	7,500	210,268

Rakuten Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	50,000	392,948

Recruit Holdings Company Limited (Industrials, Professional Services)	102,300	2,857,957

Relo Holdings Incorporated (Real Estate, Real Estate Management & Development)	7,800	203,214

Resona Holdings Incorporated (Financials, Banks)	157,000	708,905

Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	50,700	513,982

Rinnai Corporation (Consumer Discretionary, Household Durables)	2,900	194,868

Rohto Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	8,800	231,082

Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	2,100	497,753

Sankyu Incorporated (Industrials, Road & Rail)	4,100	200,467

Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	29,000	451,397

Sanwa Holdings Corporation (Industrials, Building Products)	16,200	187,630

Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,900	165,989

SBI Holdings Incorporated (Financials, Capital Markets)	16,100	338,567

SCREEN Holdings Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,000	119,499

SCSK Corporation (Information Technology, IT Services)	3,400	148,549

Secom Company Limited (Industrials, Commercial Services & Supplies)	14,900	1,285,946

Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Products)	12,600	146,500

Seibu Holdings Incorporated (Industrials, Industrial Conglomerates)	19,900	353,135

Seiko Epson Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	22,100	326,350

SEINO Holdings Company Limited (Industrials, Road & Rail)	12,500	176,176

Sekisui Chemical Company Limited (Consumer Discretionary, Household Durables)	33,500	525,048

Sekisui House REIT incorporated (Real Estate, Equity REITs)	230	158,265

Seven Bank Limited (Financials, Banks)	50,200	146,369

SG Holdings Company Limited (Industrials, Air Freight & Logistics)	18,200	532,293

Sharp Corporation (Consumer Discretionary, Household Durables)	13,500	157,691

Shikoku Electric Power Company Incorporated (Utilities, Electric Utilities)	13,500	169,923

Shimadzu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	17,700	435,890

Shimamura Company Limited (Consumer Discretionary, Specialty Retail)	1,700	143,516

Shimizu Corporation (Industrials, Construction & Engineering)	49,000	429,929

Shinsei Bank Limited (Financials, Banks)	11,000	150,890

Shionogi & Company Limited (Health Care, Pharmaceuticals)	20,800	1,327,886

Shizuoka Bank Limited (Financials, Banks)	42,000	331,207

Showa Denko KK (Materials, Chemicals)	9,600	356,991

Showa Shell Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	13,700	205,257

Skylark Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,300	203,441

Sohgo Security Services Company Limited (Industrials, Commercial Services & Supplies)	6,200	267,546

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	125

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Sojitz Corporation (Industrials, Trading Companies & Distributors)	81,600	$299,416

Sompo Holdings Incorporated NKSJ Holdings Inc(Financials, Insurance)	25,400	947,273

Sony Financial Holdings Incorporated (Financials, Insurance)	11,200	211,510

Sotetsu Holdings Incorporated (Industrials, Road & Rail)	6,300	189,059

Square Enix Company Limited (Communication Services, Entertainment)	5,700	167,730

Sugi Pharmacy Company Limited (Consumer Staples, Food & Staples Retailing)	3,000	130,131

Sumitomo Chemical Company Limited (Materials, Chemicals)	108,900	539,298

Sumitomo Corporation (Industrials, Trading Companies & Distributors)	84,700	1,216,188

Sumitomo Dainippon Pharma Company Limited (Health Care, Pharmaceuticals)	11,400	280,947

Sumitomo Electric Industries Limited (Industrials, Electrical Equipment)	53,300	740,696

Sumitomo Foresting Company Limited (Consumer Discretionary, Household Durables)	11,900	154,909

Sumitomo Heavy Industries Limited (Industrials, Machinery)	8,200	280,285

Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	26,000	984,112

Sumitomo Rubber Industries Limited (Consumer Discretionary, Auto Components)	12,400	159,193

Sundrug Company Limited (Consumer Staples, Food & Staples Retailing)	4,300	131,548

Suntory Beverage & Food Limited (Consumer Staples, Beverages)	8,700	383,232

Suzuken Company Limited (Health Care, Health Care Providers & Services)	6,400	350,244

Taiheiyo Cement Corporation (Materials, Construction Materials)	8,400	286,745

Taisei Corporation (Industrials, Construction & Engineering)	15,000	707,846

Taisho Pharmaceutical Holding Company Limited (Health Care, Pharmaceuticals)	3,700	374,099

Taiyo Nippon Sanso Corporation (Materials, Chemicals)	14,900	210,270

Taiyo Yuden Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	9,700	190,754

Takara Holdings Incorporated (Consumer Staples, Beverages)	14,100	159,386

TDK Corporation (Information Technology, Electronic Equipment, Instruments & Components)	9,300	725,878

TechnoPro Holdings Incorporated (Industrials, Professional Services)	2,300	124,012

Teijin Limited (Materials, Chemicals)	13,000	217,745

Terumo Corporation (Health Care, Health Care Equipment & Supplies)	25,800	1,578,576

The Bank of Kyoto Limited (Financials, Banks)	5,300	237,030

The Chugoku Bank Limited (Financials, Banks)	13,100	122,462

The Chugoku Electric Power Company Incorporated (Utilities, Electric Utilities)	20,100	260,931

The Gunma Bank Limited (Financials, Banks)	29,700	124,966

The Hachijuni Bank Limited (Financials, Banks)	35,600	147,874

The Iyo Bank Limited (Financials, Banks)	22,400	123,389

The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	8,700	177,255

THK Company Limited (Industrials, Machinery)	8,400	206,185

TIS Incorporated (Information Technology, IT Services)	5,700	264,890

Tobu Railway Company Limited (Industrials, Road & Rail)	14,200	396,196

Toda Corporation (Industrials, Construction & Engineering)	20,100	127,490

Toho Company Limited Tokyo (Communication Services, Entertainment)	9,400	335,639

Toho Gas Company Limited (Utilities, Gas Utilities)	7,100	322,307

Tohoku Electric Power Company Incorporated (Utilities, Electric Utilities)	32,700	428,314

Tokai Carbon Company Limited (Materials, Chemicals)	12,500	173,149

Tokio Marine Holdings Incorporated (Financials, Insurance)	50,800	2,472,891

Tokuyama Corporation (Materials, Chemicals)	4,800	120,231

Tokyo Century Corporation (Financials, Diversified Financial Services)	3,900	173,718

Tokyo Electric Power Company Holdings Incorporated (Utilities, Electric Utilities) †	97,900	609,542

Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	10,800	1,467,905

Tokyo Gas Company Limited (Utilities, Gas Utilities)	25,900	712,183

Tokyo Tatemono Company Limited (Real Estate, Real Estate Management & Development)	15,000	174,001

Tokyu Corporation (Industrials, Road & Rail)	39,300	665,313

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Japan (continued)

Tokyu Fudosan Holdings Corporation (Real Estate, Real Estate Management & Development)	40,700	$224,559

Toppan Printing Company Limited (Industrials, Commercial Services & Supplies)	20,900	332,255

Toray Industries Incorporated (Materials, Chemicals)	109,900	764,612

Toshiba Corporation (Industrials, Industrial Conglomerates)	42,300	1,324,425

Tosoh Corporation (Materials, Chemicals)	22,100	325,755

Toyo Seikan Kaisha Limited (Materials, Containers & Packaging)	11,500	242,762

Toyo Suisan Kaisha Limited (Consumer Staples, Food Products)	6,800	251,954

Trend Micro Incorporated (Information Technology, Software)	8,700	428,502

Tsumura & Company (Health Care, Pharmaceuticals)	5,300	167,133

Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	3,000	265,375

UBE Industries Limited (Materials, Chemicals)	7,200	163,036

ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	3,100	88,440

Unicharm Corporation (Consumer Staples, Household Products)	34,200	1,087,687

United Urban Investment Corporation (Real Estate, Equity REITs)	205	317,436

Wacoal Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,600	115,181

Welcia Holdings Company Limiited (Consumer Staples, Food & Staples Retailing)	4,300	152,380

West Japan Railway Company (Industrials, Road & Rail)	12,900	971,102

Yahoo! Japan Corporation (Communication Services, Interactive Media & Services)	165,900	443,531

Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail)	46,800	225,886

Yamaguchi Financial Group (Financials, Banks)	15,300	142,479

Yamaha Corporation (Consumer Discretionary, Leisure Products)	12,200	599,794

Yamato Holdings Company Limited (Industrials, Air Freight & Logistics)	29,700	772,442

Yamazaki Baking Company Limited (Consumer Staples, Food Products)	13,200	225,714

Yokogawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components)	18,100	348,149

Zenkoku Hosho Company Limited (Financials, Diversified Financial Services)	3,600	132,257

Zensho Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,100	164,721

ZOZO Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	12,300	231,291

		145,368,570

Luxembourg: 0.21%

Aroundtown SA (Real Estate, Real Estate Management & Development)	49,841	419,518

RTL Group SA (Communication Services, Media)	2,614	147,416

SES SA (Communication Services, Media)	26,187	526,177

Tenaris SA (Energy, Energy Equipment & Services)	30,199	402,924

		1,496,035

Malta: 0.02%

Kindred Group plc SDR (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,911	156,407

Netherlands: 2.86%

Aalberts Industries NV (Industrials, Machinery)	6,458	238,660

ABN AMRO Group NV (Financials, Banks) 144A	30,362	736,291

Aegon NV (Financials, Insurance)	118,441	636,959

Argenx SE (Health Care, Biotechnology) †	2,261	300,383

ASM International NV (Information Technology, Semiconductors & Semiconductor Equipment)	2,462	134,251

ASR Nederland NV (Financials, Insurance)	9,159	403,589

Euronext NV (Financials, Capital Markets) 144A	3,549	216,575

Exor NV (Financials, Diversified Financial Services)	7,200	443,059

Gemalto NV (Information Technology, Software) †	10,383	601,136

Heineken Holding NV (Consumer Staples, Beverages)	6,758	653,769

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	127

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Netherlands (continued)

Heineken NV (Consumer Staples, Beverages)	16,432	$1,655,984

IMCD Group NV (Industrials, Trading Companies & Distributors)	3,255	255,465

Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	81,159	2,093,226

Koninklijke DSM NV (Materials, Chemicals)	11,663	1,252,317

Koninklijke KPN NV (Communication Services, Diversified Telecommunication Services)	248,233	765,740

Koninklijke Vopak NV (Energy, Oil, Gas & Consumable Fuels)	4,027	196,916

NN Group NV (Financials, Insurance)	22,627	985,730

Philips Lighting NV (Industrials, Electrical Equipment) 144A	7,260	192,822

Qiagen NV (Health Care, Life Sciences Tools & Services) †	14,987	573,119

Randstad Holdings NV (Industrials, Professional Services)	7,920	422,954

SBM Offshore NV (Energy, Energy Equipment & Services)	10,793	203,667

Unilever NV (Consumer Staples, Personal Products)	107,935	5,839,584

Wolters Kluwer NV (Communication Services, Media)	17,872	1,178,646

		19,980,842

New Zealand: 0.36%

A2 Milk Company Limited (Consumer Staples, Food Products) †	50,243	489,623

Auckland International Airport Limited (Industrials, Transportation Infrastructure)	63,522	336,118

Contact Energy Limited (Utilities, Electric Utilities)	46,425	200,126

Fisher & Paykel Healthcare Corporation (Health Care, Health Care Equipment & Supplies)	37,393	374,330

Fletcher Building Limited (Materials, Construction Materials)	56,755	188,999

Meridian Energy Limited (Utilities, Independent Power & Renewable Electricity Producers)	80,390	202,011

Ryman Healthcare Limited (Health Care, Health Care Providers & Services)	27,764	207,980

Spark New Zealand Limited (Communication Services, Diversified Telecommunication Services)	126,896	322,332

Xero Limited (Information Technology, Software) †	6,304	212,408

		2,533,927

Norway: 0.93%

Aker BP ASA (Energy, Oil, Gas & Consumable Fuels)	6,265	212,332

Den Norske Bank ASA (Financials, Banks)	56,546	1,083,782

Equinor ASA (Energy, Oil, Gas & Consumable Fuels)	72,395	1,627,410

Gjensidige Forsikring ASA (Financials, Insurance)	12,705	227,770

Mowi ASA (Consumer Staples, Food Products)	28,825	664,986

Norsk Hydro ASA (Materials, Metals & Mining)	90,029	372,883

Orkla ASA (Consumer Staples, Food Products)	54,973	433,146

Salmar ASA (Consumer Staples, Food Products)	3,649	174,931

Schibsted ASA Class A (Communication Services, Media)	4,950	197,730

Storebrand ASA (Financials, Insurance)	31,083	247,090

Telenor ASA (Communication Services, Diversified Telecommunication Services)	46,243	901,713

TGS Nopec Geophysical Company ASA (Energy, Energy Equipment & Services)	5,912	160,778

Tomra Systems ASA (Industrials, Commercial Services & Supplies)	7,118	188,002

		6,492,553

Poland: 0.44%

Bank Pekao SA (Financials, Banks)	12,956	387,937

Bank Zachodni WBK SA (Financials, Banks)	2,181	216,953

CD Projekt SA (Communication Services, Entertainment) †	4,275	214,772

KGHM Polska Miedz SA (Materials, Metals & Mining) †	9,153	245,038

LPP SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	88	189,656

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Poland (continued)

PKO Bank Polski SA (Financials, Banks)	61,571	$618,981

Polski Koncern Naftowy Orlen SA (Energy, Oil, Gas & Consumable Fuels)	20,977	564,908

Polskie Gornictwo Naftowe Gazownictwo SA (Energy, Oil, Gas & Consumable Fuels)	110,127	201,400

Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	40,114	432,530

		3,072,175

Portugal: 0.20%

Energias de Portugal SA (Utilities, Electric Utilities)	174,834	641,339

Galp Energia SGPS SA (Energy, Oil, Gas & Consumable Fuels)	32,362	531,170

Jeronimo Martins SA (Consumer Staples, Food & Staples Retailing)	16,445	247,846

		1,420,355

Singapore: 1.76%

Ascendas REIT (Real Estate, Equity REITs)	159,100	329,497

CapitaLand Commercial Trust Limited (Real Estate, Equity REITs)	166,700	239,200

CapitaLand Limited (Real Estate, Real Estate Management & Development)	172,463	436,260

CapitaLand Mall Trust (Real Estate, Equity REITs)	175,100	310,828

City Developments Limited (Real Estate, Real Estate Management & Development)	30,975	204,362

ComfortDelGro Corporation Limited (Industrials, Road & Rail)	147,937	261,516

DBS Group Holdings Limited (Financials, Banks)	117,913	2,166,390

Genting Singapore Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	390,924	294,928

Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	6,577	162,187

Keppel Corporation Limited (Industrials, Industrial Conglomerates)	93,343	425,291

Mapletree Commercial Trust (Real Estate, Equity REITs)	120,600	157,886

Oversea-Chinese Banking Corporation Limited (Financials, Banks)	257,896	2,109,711

SembCorp Industries Limited (Industrials, Industrial Conglomerates)	58,100	112,590

Singapore Airlines Limited (Industrials, Airlines)	44,300	327,990

Singapore Airport Terminal Services Limited (Industrials, Transportation Infrastructure)	43,400	164,676

Singapore Exchange Limited (Financials, Capital Markets)	54,374	315,305

Singapore Press Holdings Limited (Communication Services, Media)	101,700	185,046

Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	98,169	271,562

Singapore Telecommunications Limited (Communication Services, Diversified Telecommunication Services)	485,905	1,085,380

Suntec REIT (Real Estate, Equity REITs)	141,000	201,280

United Overseas Bank Limited (Financials, Banks)	93,686	1,733,745

UOL Group Limited (Real Estate, Real Estate Management & Development)	35,073	171,993

Venture Corporation Limited (Information Technology, Electronic Equipment, Instruments & Components)	17,200	226,450

Wilmar International Limited (Consumer Staples, Food Products)	177,585	420,320

		12,314,393

South Africa: 0.07%

Old Mutual Limited (Financials, Insurance)	279,695	461,862

Spain: 2.43%

Actividades de Construccion y Servicios SA (Industrials, Construction & Engineering)	18,385	815,150

Aena SA (Industrials, Transportation Infrastructure) 144A	4,973	887,510

Amadeus IT Holding SA Class A (Information Technology, IT Services)	29,615	2,229,984

Bankinter SA (Financials, Banks)	46,377	380,971

Bolsas y Mercados Espanoles (Financials, Capital Markets)	4,752	135,561

CaixaBank SA (Financials, Banks)	243,922	870,080

Cellnex Telecom SA (Communication Services, Diversified Telecommunication Services) 144A	10,545	272,633

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	129

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Spain (continued)

Enagás SA (Energy, Oil, Gas & Consumable Fuels)	14,575	$415,287

Endesa SA (Utilities, Electric Utilities)	21,425	539,792

Grifols SA (Health Care, Biotechnology)	19,516	507,457

Iberdrola SA (Utilities, Electric Utilities)	412,442	3,449,058

Inmobiliaria Colonial Socimi SA (Real Estate, Equity REITs)	16,161	166,636

International Consolidated Airlines Group SA (Industrials, Airlines)	77,706	617,361

Mapfre SA (Financials, Insurance)	64,845	183,215

Merlin Properties Socimi SA (Real Estate, Equity REITs)	24,791	321,745

Red Eléctrica de Espana SA (Utilities, Electric Utilities)	29,269	632,548

Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	97,072	1,670,019

Telefonica SA (Communication Services, Diversified Telecommunication Services)	310,985	2,684,455

Viscofan SA (Consumer Staples, Food Products)	2,476	144,618

		16,924,080

Sweden: 3.18%

AAK AB (Consumer Staples, Food Products)	11,639	173,552

Alfa Laval AB (Industrials, Machinery)	19,870	434,576

Atlas Copco AB Class A (Industrials, Machinery)	42,403	1,148,912

Castellum AB (Real Estate, Real Estate Management & Development)	19,068	347,357

Dometic Group AB (Consumer Discretionary, Auto Components) 144A	19,550	163,093

Electrolux AB Class B (Consumer Discretionary, Household Durables)	15,105	395,288

Elekta AB Class B (Health Care, Health Care Equipment & Supplies)	25,228	290,493

Epiroc AB Class A (Industrials, Machinery)	43,539	437,134

Ericsson LM Class B (Information Technology, Communications Equipment)	199,910	1,829,839

Essity Aktiebolag AB (Consumer Staples, Household Products)	43,317	1,208,617

Fabege AB (Real Estate, Real Estate Management & Development)	18,885	253,708

Fastighets AB Balder B Shares (Real Estate, Real Estate Management & Development) †	6,213	182,838

Getinge AB Class B (Health Care, Health Care Equipment & Supplies)	15,101	178,625

Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	52,850	799,846

Hexagon AB Class B (Information Technology, Electronic Equipment, Instruments & Components)	18,234	959,082

Hexpol AB (Materials, Chemicals)	17,013	151,875

Husqvarna AB Class B (Consumer Discretionary, Household Durables)	27,550	225,805

ICA Gruppen AB (Consumer Staples, Food & Staples Retailing)	5,324	204,636

Industrivarden AB Class A (Financials, Diversified Financial Services)	11,939	253,490

Investor AB Class B (Financials, Diversified Financial Services)	30,465	1,360,634

Kinnevik AB Class B (Financials, Diversified Financial Services)	16,055	406,764

Loomis AB Class B (Industrials, Commercial Services & Supplies)	4,701	171,019

Lundbergforetagen AB Class B (Financials, Diversified Financial Services)	4,951	152,668

Nibe Industrier AB Class B (Industrials, Building Products)	22,228	278,091

Saab AB Class B (Industrials, Aerospace & Defense)	5,730	196,480

Sandvik AB (Industrials, Machinery)	72,320	1,188,237

Securitas AB (Industrials, Commercial Services & Supplies)	22,074	346,191

Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	106,246	1,081,556

Skanska AB Class B (Industrials, Construction & Engineering)	23,499	423,878

SKF AB Class B (Industrials, Machinery)	24,488	412,155

Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	38,321	353,337

Svenska Handelsbanken AB Class A (Financials, Banks)	103,728	1,183,169

Swedbank AB Class A (Financials, Banks)	59,821	1,099,136

Swedish Match AB (Consumer Staples, Tobacco)	10,893	510,683

Swedish Orphan Biovitrum AB (Health Care, Biotechnology) †	10,253	222,800

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

Sweden (continued)

Tele2 AB Class B (Communication Services, Wireless Telecommunication Services)	35,251	$464,301

Telia Company AB (Communication Services, Diversified Telecommunication Services)	186,911	811,310

Trelleborg AB Class B (Industrials, Machinery)	16,405	269,539

Volvo AB Class B (Industrials, Machinery)	110,939	1,633,576

		22,204,290

Switzerland: 5.41%

Adecco SA (Industrials, Professional Services)	10,772	559,727

Baloise Holding AG (Financials, Insurance)	3,139	512,657

Barry Callebaut AG (Consumer Staples, Food Products)	159	273,855

BB Biotech AG (Health Care, Biotechnology)	42,018	2,957,532

Bucher Industries AG (Industrials, Machinery)	433	134,232

Cembra Money Bank AG (Financials, Consumer Finance)	1,771	169,816

Chocoladefabriken Lindt & Sprungli AG (Consumer Staples, Food Products)	8	591,554

Clariant AG (Materials, Chemicals)	13,223	284,188

Coca-Cola HBC AG (Consumer Staples, Beverages)	13,547	455,670

Dksh Holding AG (Industrials, Professional Services)	1,977	115,980

EMS-Chemie Holdings AG (Materials, Chemicals)	559	322,893

Flughafen Zuerich AG (Industrials, Transportation Infrastructure)	1,211	215,736

Galenica AG (Health Care, Pharmaceuticals)	3,243	147,780

Geberit AG (Industrials, Building Products)	2,632	1,050,638

Georg Fischer AG (Industrials, Machinery)	271	240,304

Givaudan SA (Materials, Chemicals)	538	1,346,011

Helvetia Holding AG (Financials, Insurance)	427	256,273

Kuehne & Nagel International AG (Industrials, Marine)	3,791	494,743

Logitech International SA (Information Technology, Technology Hardware, Storage & Peripherals)	11,436	430,032

Lonza Group AG (Health Care, Life Sciences Tools & Services)	4,713	1,310,413

Pargesa Holding SA (Financials, Diversified Financial Services)	2,456	201,785

Partners Group Holding AG (Financials, Capital Markets)	1,431	1,035,201

PSP Swiss Property AG (Real Estate, Real Estate Management & Development)	2,640	268,748

Roche Holding AG (Health Care, Pharmaceuticals)	46,532	12,928,534

Schindler Holding AG - Participation Certificate (Industrials, Machinery)	2,709	612,344

SGS SA (Industrials, Professional Services)	339	864,441

Sika AG (Materials, Chemicals)	7,629	1,031,927

Sonova Holding AG (Health Care, Health Care Equipment & Supplies)	3,664	685,222

Straumann Holding AG (Health Care, Health Care Equipment & Supplies)	725	565,878

Sunrise Communications Group AG (Communication Services, Diversified Telecommunication Services) 144A	2,251	167,012

Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,072	613,472

Swiss Life Holding AG (Financials, Insurance)	2,214	964,972

Swiss Prime Site AG (Real Estate, Real Estate Management & Development)	5,042	425,618

Swisscom AG (Communication Services, Diversified Telecommunication Services)	1,713	793,124

Tecan Group AG (Health Care, Life Sciences Tools & Services)	775	175,803

Temenos Group AG (Information Technology, Software)	4,206	609,797

VAT Group AG (Industrials, Machinery) 144A	1,828	190,117

Vifor Pharma AG (Health Care, Pharmaceuticals)	3,001	375,708

Zurich Insurance Group AG (Financials, Insurance)	10,119	3,345,794

		37,725,531

Thailand: 0.05%

Thai Beverage PCL (Consumer Staples, Beverages)	526,600	317,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	131

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

United Kingdom: 15.17%

Admiral Group plc (Financials, Insurance)	16,010	$463,345

Aggreko plc (Industrials, Commercial Services & Supplies)	17,039	161,949

Ashtead Group plc (Industrials, Trading Companies & Distributors)	30,023	797,615

AstraZeneca plc (Health Care, Pharmaceuticals)	89,577	7,293,772

Auto Trader Group plc (Communication Services, Interactive Media & Services) 144A	65,290	411,944

Babcock International Group plc (Industrials, Commercial Services & Supplies)	15,846	113,704

BAE Systems plc (Industrials, Aerospace & Defense)	202,620	1,252,352

Balfour Beatty plc (Industrials, Construction & Engineering)	44,165	168,705

Barratt Developments plc (Consumer Discretionary, Household Durables)	64,853	515,246

BBA Aviation plc (Industrials, Transportation Infrastructure)	59,360	191,634

Beazley plc (Financials, Insurance)	35,630	258,737

Bellway plc (Consumer Discretionary, Household Durables)	7,562	303,403

BHP Group plc (Materials, Metals & Mining)	147,050	3,405,393

B&M European Value Retail SA (Consumer Discretionary, Multiline Retail)	53,961	253,004

British American Tobacco plc (Consumer Staples, Tobacco)	154,804	5,663,869

Britvic plc (Consumer Staples, Beverages)	16,795	204,717

BT Group plc (Communication Services, Diversified Telecommunication Services)	630,243	1,794,726

BTG plc (Health Care, Pharmaceuticals) †	23,715	262,015

Bunzl plc (Industrials, Trading Companies & Distributors)	22,480	707,542

Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	28,125	704,851

Capita plc (Industrials, Professional Services) †	109,661	180,357

Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,037	617,177

Centrica plc (Utilities, Multi-Utilities)	389,496	643,177

Cineworld Group plc (Communication Services, Entertainment)	61,877	228,977

Close Brothers Group plc (Financials, Capital Markets)	9,975	199,778

Cobham plc (Industrials, Aerospace & Defense) †	160,816	250,945

Compass Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	109,890	2,426,780

ConvaTec Limited (Health Care, Health Care Equipment & Supplies) 144A	95,313	167,694

Croda International plc (Materials, Chemicals)	8,871	566,065

Daily Mail & General Trust plc Class A (Communication Services, Media)	18,804	159,371

Dechra Pharmaceuticals plc (Health Care, Pharmaceuticals)	6,440	211,151

Derwent Valley Holdings plc (Real Estate, Equity REITs)	7,032	304,616

Diageo plc (Consumer Staples, Beverages)	172,651	6,671,787

Direct Line Insurance Group plc (Financials, Insurance)	93,042	440,190

DS Smith plc (Materials, Containers & Packaging)	84,343	375,318

easyJet plc (Industrials, Airlines)	15,097	245,793

Electrocomponents plc (Information Technology, Electronic Equipment, Instruments & Components)	29,395	215,916

EVRAZ plc (Materials, Metals & Mining)	29,927	224,110

Experian Group Limited plc (Industrials, Professional Services)	62,452	1,626,430

Ferguson plc (Industrials, Trading Companies & Distributors)	15,182	1,051,334

G4S plc (Industrials, Commercial Services & Supplies)	102,109	284,272

GlaxoSmithKline plc (Health Care, Pharmaceuticals)	337,734	6,707,654

Great Portland Estates plc (Real Estate, Equity REITs)	16,368	165,384

GVC Holdings plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	39,183	341,185

Halma plc (Information Technology, Electronic Equipment, Instruments & Components)	25,365	522,810

Hammerson plc (Real Estate, Equity REITs)	53,009	268,367

Hargreaves Lansdown plc (Financials, Capital Markets)	18,504	427,535

Hays plc (Industrials, Professional Services)	90,660	182,775

Hiscox Limited (Financials, Insurance)	21,582	457,718

HomeServe plc (Industrials, Commercial Services & Supplies)	19,321	244,220

Howden Joinery Group plc (Industrials, Trading Companies & Distributors)	39,057	255,235

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name	Shares	Value

United Kingdom (continued)

IG Group Holdings plc (Financials, Capital Markets)	24,710	$185,010

IMI plc (Industrials, Machinery)	19,298	242,137

Imperial Tobacco Group plc (Consumer Staples, Tobacco)	64,669	2,153,349

Inchcape plc (Consumer Discretionary, Distributors)	27,368	205,092

Informa plc (Communication Services, Media)	83,148	777,718

Inmarsat plc (Communication Services, Diversified Telecommunication Services)	30,760	163,112

Intermediate Capital Group (Financials, Capital Markets)	18,881	262,449

Intertek Group plc (Industrials, Professional Services)	10,561	712,425

Investec plc (Financials, Capital Markets)	39,930	260,993

ITV plc (Communication Services, Media)	251,324	437,013

J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	114,104	346,573

Jardine Lloyd Thompson Group plc (Financials, Insurance)	8,880	224,724

John Wood Group plc (Energy, Energy Equipment & Services)	41,087	283,596

Johnson Matthey plc (Materials, Chemicals)	13,152	539,548

Jupiter Fund Management plc (Financials, Capital Markets)	31,186	140,098

Kingfisher plc (Consumer Discretionary, Specialty Retail)	139,245	447,129

London Stock Exchange Group plc (Financials, Capital Markets)	20,529	1,227,194

Man Group plc (Financials, Capital Markets)	106,057	194,334

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	101,755	368,448

Meggitt plc (Industrials, Aerospace & Defense)	50,259	359,436

Merlin Entertainment plc (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	47,939	229,919

Micro Focus International plc (Information Technology, Software)	27,847	691,236

Mondi plc (Materials, Paper & Forest Products)	23,418	536,880

National Grid plc (Utilities, Multi-Utilities)	223,526	2,513,800

Next plc (Consumer Discretionary, Multiline Retail)	8,150	550,000

NMC Health plc (Health Care, Health Care Providers & Services)	6,475	232,223

Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail) †	37,794	518,575

Pearson plc (Communication Services, Media)	48,438	543,519

Pennon Group plc (Utilities, Water Utilities)	28,349	292,533

Persimmon plc (Consumer Discretionary, Household Durables)	19,209	619,876

Phoenix Group Holdings plc (Financials, Capital Markets)	45,884	425,399

Polymetal International plc (Materials, Metals & Mining)	19,270	221,492

Quilter plc (Financials, Capital Markets)	115,228	198,652

Reckitt Benckiser Group plc (Consumer Staples, Household Products)	50,609	3,871,112

RELX plc (Industrials, Professional Services)	140,530	3,222,716

Rentokil Initial plc (Industrials, Commercial Services & Supplies)	124,512	579,664

Rightmove plc (Communication Services, Interactive Media & Services)	57,881	370,110

Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	124,957	1,582,785

Rotork plc (Industrials, Machinery)	57,428	216,703

Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	307,072	9,580,719

Royal Mail plc (Industrials, Air Freight & Logistics)	66,261	248,540

RPC Group plc (Materials, Containers & Packaging)	27,104	284,719

RSA Insurance Group plc (Financials, Insurance)	69,422	470,518

Schroders plc (Financials, Capital Markets)	7,450	270,254

Segro plc (Real Estate, Equity REITs)	66,281	581,097

Severn Trent plc (Utilities, Water Utilities)	16,355	437,971

Smith & Nephew plc (Health Care, Health Care Equipment & Supplies)	62,529	1,191,366

Smiths Group plc (Industrials, Industrial Conglomerates)	25,557	484,904

Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	7,994	279,809

Spirax-Sarco Engineering plc (Industrials, Machinery)	4,969	439,266

SSE plc (Utilities, Electric Utilities)	67,880	1,070,038

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	133

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)

SSP Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		30,458	$268,242

Subsea 7 SA (Energy, Energy Equipment & Services)		15,539	189,955

Tate & Lyle plc (Consumer Staples, Food Products)		31,252	288,085

Taylor Wimpey plc (Consumer Discretionary, Household Durables)		198,770	478,240

TechnipFMC plc - BATS Exchange (Energy, Energy Equipment & Services)		29,814	656,535

Tesco plc (Consumer Staples, Food & Staples Retailing)		601,937	1,804,336

The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)		8,302	434,949

The Unite Group plc (Real Estate, Equity REITs)		17,185	208,673

Tritax Big Box REIT plc (Real Estate, Equity REITs)		95,618	180,469

Unilever plc (Consumer Staples, Personal Products)		83,966	4,463,640

United Utilities Group plc (Utilities, Water Utilities)		45,472	506,740

Victrex plc (Materials, Chemicals)		5,769	179,509

WH Smith plc (Consumer Discretionary, Specialty Retail)		6,929	192,812

Whitbread plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		11,792	759,025

William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		158,415	483,472

WPP plc (Communication Services, Media)		84,699	927,708

			105,901,807

Total Common Stocks (Cost $644,711,075)			659,570,805

	Dividend yield
Preferred Stocks: 0.57%

Germany: 0.57%

Fuchs Petrolub SE (Materials, Chemicals)	2.31%	4,455	199,146

Henkel AG & Company KGaA (Consumer Staples, Household Products)	2.00	12,411	1,240,027

Sartorius AG Vorzug (Health Care, Health Care Equipment & Supplies)	0.37	2,310	366,275

Volkswagen AG (Consumer Discretionary, Automobiles)	2.69	12,464	2,139,335

Total Preferred Stocks (Cost $4,271,202)			3,944,783

	Yield
Short-Term Investments: 3.60%

Investment Companies: 3.60%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34	25,160,866	25,160,866

Total Short-Term Investments (Cost $25,160,866)			25,160,866

Total investments in securities (Cost $674,143,143)	98.67%	688,676,454

Other assets and liabilities, net	1.33	9,308,160

Total net assets	100.00%	$697,984,614

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

SDR	Swedish depositary receipt

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED INTERNATIONAL PORTFOLIO

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

MSCI EAFE Index	313	3-15-2019	$29,214,135	$29,249,850	$35,715	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	27,179,905	441,675,312	443,694,351	25,160,866	$0	$0	$475,385	$25,160,866	3.60%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	135

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.70%

Communication Services: 8.98%

Diversified Telecommunication Services: 2.98%

AT&T Incorporated	518,492	$16,135,471

CenturyLink Incorporated	81,601	1,076,317

Verizon Communications Incorporated	305,144	17,368,796

Zayo Group Holdings Incorporated †	15,568	386,086

		34,966,670

Entertainment: 1.53%

Cinemark Holdings Incorporated	6,516	245,197

Live Nation Incorporated †	9,574	541,505

The Madison Square Garden Company Class A †	1,259	362,768

The Walt Disney Company	102,787	11,598,485

Twenty-First Century Fox Incorporated Class A	83,734	4,222,706

Viacom Incorporated Class B	25,602	748,090

World Wrestling Entertainment Incorporated Class A	2,788	233,356

		17,952,107

Interactive Media & Services: 2.27%

Alphabet Incorporated Class A †	21,794	24,552,031

IAC Corporation †	5,228	1,113,825

TripAdvisor Incorporated †	7,549	401,380

Yelp Incorporated †	5,327	198,484

Zillow Group Incorporated Class C †	7,486	312,915

		26,578,635

Media: 2.02%

Altice USA Incorporated	22,770	496,614

Cable One Incorporated	323	306,524

CBS Corporation Class B	25,985	1,304,707

Charter Communications Incorporated Class A †	12,246	4,223,768

Comcast Corporation Class A	340,078	13,150,816

Discovery Communications Incorporated Class A †	11,235	324,692

DISH Network Corporation Class A †	15,376	499,874

Interpublic Group of Companies Incorporated	25,585	589,223

News Corporation Class A	26,135	340,278

Nexstar Media Group Incorporated Class A	2,800	273,644

Omnicom Group Incorporated	15,136	1,145,795

Sirius XM Holdings Incorporated	76,881	455,904

The New York Times Company Class A	10,962	360,102

Tribune Media Company Class A	4,655	215,201

		23,687,142

Wireless Telecommunication Services: 0.18%

Sprint Corporation †	44,100	280,035

T-Mobile US Incorporated †	22,568	1,629,635

Telephone & Data Systems Incorporated	7,273	233,100

		2,142,770

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Consumer Discretionary: 8.97%

Auto Components: 0.14%

Adient plc	8,293	$161,216

Gentex Corporation	20,264	412,170

Lear Corporation	5,047	767,497

The Goodyear Tire & Rubber Company	17,704	350,185

		1,691,068

Automobiles: 0.61%

Ford Motor Company	303,500	2,661,695

General Motors Company	94,907	3,746,928

Harley-Davidson Incorporated	14,024	520,571

Thor Industries Incorporated	4,243	273,971

		7,203,165

Distributors: 0.19%

Genuine Parts Company	10,427	1,134,249

LKQ Corporation †	22,942	635,493

Pool Corporation	2,923	466,335

		2,236,077

Diversified Consumer Services: 0.20%

Bright Horizons Family Solutions Incorporated †	4,238	525,512

Grand Canyon Education Incorporated †	3,790	438,427

H&R Block Incorporated	13,752	332,111

Service Corporation International	12,650	522,951

ServiceMaster Global Holdings Incorporated	11,093	500,960

		2,319,961

Hotels, Restaurants & Leisure: 2.86%

Aramark	20,748	628,664

Carnival Corporation	30,232	1,746,200

Chipotle Mexican Grill Incorporated †	1,970	1,196,834

Cracker Barrel Old Country Store Incorporated	1,746	282,835

Darden Restaurants Incorporated	9,255	1,037,578

Domino’s Pizza Incorporated	3,199	802,757

Dunkin Brands Group Incorporated	6,178	441,418

Hilton Worldwide Holdings Incorporated	21,307	1,770,612

Hyatt Hotels Corporation Class A	3,142	228,643

Marriott International Incorporated Class A	19,612	2,456,795

Marriott Vacations Worldwide Corporation	3,238	315,187

McDonald’s Corporation	56,703	10,424,280

Norwegian Cruise Line Holdings Limited †	15,464	858,716

Planet Fitness Incorporated Class A †	6,268	368,433

Six Flags Entertainment Corporation	5,253	292,645

Starbucks Corporation	93,359	6,559,403

Texas Roadhouse Incorporated	5,044	319,336

The Wendy’s Company	13,945	241,667

Vail Resorts Incorporated	3,528	735,200

Wyndham Hotels & Resorts Incorporated	7,169	376,874

Wyndham Worldwide Corporation	7,580	341,327

Yum! Brands Incorporated	22,950	2,168,775

		33,594,179

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	137

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Household Durables: 0.52%

D.R. Horton Incorporated	25,646	$997,373

Garmin Limited	8,679	728,776

Helen of Troy Limited †	1,914	214,579

Leggett & Platt Incorporated	9,395	426,721

Lennar Corporation Class A	20,926	1,004,029

Mohawk Industries Incorporated †	4,727	643,439

NVR Incorporated †	235	615,700

Pulte Group Incorporated	18,138	489,726

Toll Brothers Incorporated	9,588	341,333

Whirlpool Corporation	4,830	683,493

		6,145,169

Internet & Direct Marketing Retail: 0.10%

Qurate Retail Incorporated †	32,100	578,121

Stamps.com Incorporated †	1,342	126,135

Wayfair Incorporated Class A †	3,130	518,578

		1,222,834

Leisure Products: 0.16%

Hasbro Incorporated	8,940	759,006

Mattel Incorporated †	26,597	383,529

Polaris Industries Incorporated	4,740	403,990

The Brunswick Corporation	6,462	340,806

		1,887,331

Multiline Retail: 0.78%

Dollar General Corporation	19,766	2,341,480

Dollar Tree Incorporated †	17,071	1,644,449

Kohl’s Corporation	12,554	847,772

Macy’s Incorporated	23,532	583,358

Nordstrom Incorporated	8,983	424,716

Ollie’s Bargain Outlet Holdings Incorporated †	4,970	438,453

Target Corporation	39,003	2,833,178

		9,113,406

Specialty Retail: 2.18%

Aaron’s Incorporated	5,196	282,091

Advance Auto Parts Incorporated	5,377	869,891

American Eagle Outfitters Incorporated	12,520	255,408

AutoZone Incorporated †	1,686	1,583,103

Best Buy Company Incorporated	18,102	1,246,142

Burlington Stores Incorporated †	4,731	803,040

CarMax Incorporated †	13,019	808,480

Five Below Incorporated †	4,176	502,582

Foot Locker Incorporated	8,873	528,121

L Brands Incorporated	17,081	446,497

Lowe’s Companies Incorporated	56,013	5,886,406

O’Reilly Automotive Incorporated †	5,456	2,029,414

Ross Stores Incorporated	27,930	2,648,602

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Specialty Retail (continued)

The Gap Incorporated	20,668	$524,967

The TJX Companies Incorporated	86,395	4,431,200

Tractor Supply Company	9,047	862,631

ULTA Beauty Incorporated †	4,677	1,461,516

Williams-Sonoma Incorporated	6,155	357,975

		25,528,066

Textiles, Apparel & Luxury Goods: 1.23%

Capri Holdings Limited †	11,339	517,058

Carter’s Incorporated	3,440	335,194

Deckers Outdoor Corporation †	2,187	323,567

HanesBrands Incorporated	27,335	508,158

Nike Incorporated Class B	89,434	7,667,177

PVH Corporation	5,992	688,121

Ralph Lauren Corporation	3,959	495,548

Skechers U.S.A. Incorporated Class A †	10,379	349,046

Tapestry Incorporated	21,900	765,186

Under Armour Incorporated Class A †	15,748	355,117

VF Corporation	24,243	2,117,868

Wolverine World Wide Incorporated	6,893	246,494

		14,368,534

Consumer Staples: 10.22%

Beverages: 2.63%

Brown-Forman Corporation Class B	22,088	1,093,135

Constellation Brands Incorporated Class A	11,634	1,968,007

Keurig Dr Pepper Incorporated	14,133	355,445

Molson Coors Brewing Company Class B	12,963	799,299

Monster Beverage Corporation †	29,849	1,905,262

PepsiCo Incorporated	104,189	12,048,416

The Coca-Cola Company	280,576	12,721,316

		30,890,880

Food & Staples Retailing: 1.91%

Casey’s General Stores Incorporated	2,443	329,170

Costco Wholesale Corporation	30,975	6,775,472

Sprouts Farmers Market Incorporated †	8,285	193,206

Sysco Corporation	35,318	2,385,731

The Kroger Company	56,030	1,643,360

US Foods Holding Corporation †	16,173	569,937

Wal-Mart Stores Incorporated	106,042	10,497,098

		22,393,974

Food Products: 1.65%

Archer Daniels Midland Company	39,622	1,683,935

Bunge Limited	9,813	520,874

Campbell Soup Company	14,334	516,311

ConAgra Foods Incorporated	37,712	881,329

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	139

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Food Products (continued)

Flowers Foods Incorporated	13,450	$275,322

General Mills Incorporated	47,565	2,241,738

Hormel Foods Corporation	19,118	828,956

Ingredion Incorporated	5,510	509,400

Kellogg Company	21,323	1,199,632

Lamb Weston Holdings Incorporated	10,443	723,804

McCormick & Company Incorporated	8,233	1,119,523

Mondelez International Incorporated Class A	106,742	5,033,953

Post Holdings Incorporated †	4,879	497,073

The Hershey Company	9,963	1,102,705

The J.M. Smucker Company	8,355	884,878

Tyson Foods Incorporated Class A	22,058	1,360,096

		19,379,529

Household Products: 2.29%

Church & Dwight Company Incorporated	16,962	1,116,100

Colgate-Palmolive Company	59,669	3,930,397

Energizer Holdings Incorporated	3,924	180,033

Kimberly-Clark Corporation	25,044	2,925,891

The Clorox Company	9,142	1,444,710

The Procter & Gamble Company	174,749	17,221,514

		26,818,645

Personal Products: 0.30%

Coty Incorporated Class A	34,552	380,072

Herbalife Limited †	7,210	404,481

NU Skin Enterprises Incorporated Class A	3,853	231,604

The Estee Lauder Companies Incorporated Class A	15,983	2,508,372

		3,524,529

Tobacco: 1.44%

Altria Group Incorporated	135,609	7,107,268

Philip Morris International Incorporated	112,821	9,808,658

		16,915,926

Energy: 3.69%

Energy Equipment & Services: 0.38%

Apergy Corporation †	6,011	252,342

Baker Hughes Incorporated	30,842	813,612

Halliburton Company	62,076	1,905,112

Helmerich & Payne Incorporated	7,408	401,514

National Oilwell Varco Incorporated	30,824	867,387

Patterson-UTI Energy Incorporated	16,085	213,287

		4,453,254

Oil, Gas & Consumable Fuels: 3.31%

Antero Resources Corporation †	18,113	156,859

Centennial Resource Development Class A †	14,251	129,257

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Chesapeake Energy Corporation †	68,500	$202,760

Delek US Holdings Incorporated	5,794	204,992

Exxon Mobil Corporation	312,587	24,703,740

HollyFrontier Corporation	13,550	693,760

Marathon Petroleum Corporation	50,794	3,149,736

ONEOK Incorporated	29,771	1,913,084

PBF Energy Incorporated Class A	9,261	287,739

Peabody Energy Corporation	8,104	250,008

Phillips 66 Company	32,539	3,135,458

Plains GP Holdings LP Class A	10,178	236,028

Range Resources Corporation	19,855	212,449

Tallgrass Energy GP LP	10,588	239,606

Targa Resources Corporation	16,117	648,548

Valero Energy Corporation	32,510	2,651,516

		38,815,540

Financials: 11.25%

Banks: 2.94%

Associated Banc Corporation	13,055	303,920

Bank of Hawaii Corporation	3,138	258,038

Bank of the Ozarks Incorporated	10,185	334,068

BankUnited Incorporated	8,016	292,504

BB&T Corporation	59,848	3,050,453

Chemical Financial Corporation	5,594	256,373

CIT Group Incorporated	8,469	431,665

Citizens Financial Group Incorporated	38,748	1,431,351

Commerce Bancshares Incorporated	7,474	470,339

Cullen Frost Bankers Incorporated	4,408	457,021

Fifth Third Bancorp	52,426	1,445,909

First Financial Bankshares Incorporated	4,861	315,236

First Horizon National Corporation	26,271	410,616

FNB Corporation	25,471	311,765

Fulton Financial Corporation	13,184	226,501

Glacier Bancorp Incorporated	6,423	281,456

Hancock Holding Company	6,286	274,572

Home Bancshares Incorporated	12,781	248,974

Huntington Bancshares Incorporated	84,692	1,220,412

IBERIABANK Corporation	4,070	318,396

KeyCorp	84,892	1,499,193

M&T Bank Corporation	9,917	1,716,236

MB Financial Incorporated	6,368	288,279

PacWest Bancorp	9,884	405,442

People’s United Financial Incorporated	28,181	500,495

Pinnacle Financial Partners Incorporated	6,078	356,718

PNC Financial Services Group Incorporated	34,214	4,311,648

Regions Financial Corporation	90,412	1,482,757

Sterling Bancorp	17,653	358,885

SunTrust Banks Incorporated	37,377	2,424,646

Synovus Financial Corporation	8,601	341,288

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	141

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Banks (continued)

TCF Financial Corporation	11,571	$264,976

Texas Capital Bancshares Incorporated †	3,855	235,271

UMB Financial Corporation	3,492	240,285

Umpqua Holdings Corporation	16,791	305,260

United Bankshares Incorporated	7,848	301,285

US Bancorp	117,297	6,063,082

Valley National Bancorp	25,146	265,542

Webster Financial Corporation	7,383	423,932

Wintrust Financial Corporation	4,390	323,411

		34,448,200

Capital Markets: 2.12%

Affiliated Managers Group Incorporated	4,118	451,374

BGC Partners Incorporated Class A	34,914	214,023

CBOE Holdings Incorporated	8,028	769,965

CME Group Incorporated	24,238	4,409,135

Eaton Vance Corporation	8,935	373,930

FactSet Research Systems Incorporated	2,728	641,544

Franklin Resources Incorporated	22,887	746,345

Interactive Brokers Group Incorporated Class A	5,630	310,945

Intercontinental Exchange Incorporated	42,093	3,247,475

KKR & Company Incorporated Class A	39,168	870,705

Lazard Limited Class A	9,826	367,787

LPL Financial Holdings Incorporated	6,540	493,181

MarketAxess Holdings Incorporated	2,430	592,628

Moody’s Corporation	12,569	2,175,945

MSCI Incorporated	6,229	1,150,621

Raymond James Financial Incorporated	9,718	802,512

S&P Global Incorporated	19,072	3,821,457

SEI Investments Company	11,047	582,729

Stifel Financial Corporation	5,152	280,423

T. Rowe Price Group Incorporated	17,747	1,782,331

The NASDAQ OMX Group Incorporated	8,349	764,518

		24,849,573

Consumer Finance: 0.98%

Ally Financial Incorporated	32,838	889,581

American Express Company	51,580	5,557,229

Credit Acceptance Corporation †	944	415,228

Discover Financial Services	26,783	1,917,931

FirstCash Financial Services Incorporated	3,242	284,194

Green Dot Corporation Class A †	3,461	223,408

Navient Corporation	20,981	256,388

SLM Corporation †	33,761	373,059

Synchrony Financial	48,076	1,567,758

		11,484,776

Diversified Financial Services: 1.75%

AXA Equitable Holdings Incorporated	12,617	241,237

Berkshire Hathaway Incorporated Class B †	101,132	20,357,872

		20,599,109

The accompanying notes are an integral part of these financial statements.

142	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Insurance: 3.06%

AFLAC Incorporated	57,581	$2,829,530

Alleghany Corporation	1,049	674,465

American Financial Group Incorporated	5,379	536,071

Aon plc	18,161	3,115,156

Arch Capital Group Limited †	29,349	958,832

Arthur J. Gallagher & Company	13,045	1,047,253

Assurant Incorporated	4,113	423,598

Assured Guaranty Limited	7,800	325,728

Athene Holding Limited Class A †	12,013	535,179

Axis Capital Holdings Limited	6,001	342,477

Brown & Brown Incorporated	17,392	515,151

Cincinnati Financial Corporation	11,167	969,519

CNO Financial Group Incorporated	13,375	227,776

Erie Indemnity Company Class A	1,821	324,539

Everest Reinsurance Group Limited	2,881	651,423

Fidelity National Financial Incorporated	19,239	675,097

First American Financial Corporation	7,983	405,457

Kemper Corporation	4,256	353,674

Loews Corporation	19,269	917,590

Markel Corporation †	1,046	1,051,104

Marsh & McLennan Companies Incorporated	37,668	3,503,877

Old Republic International Corporation	21,235	442,962

Primerica Incorporated	3,459	432,513

Reinsurance Group of America Incorporated	4,810	694,997

Selective Insurance Group Incorporated	4,286	282,705

The Allstate Corporation	26,027	2,456,428

The Hanover Insurance Group Incorporated	3,103	368,357

The Hartford Financial Services Group Incorporated	27,046	1,334,991

The Progressive Corporation	42,393	3,090,450

The Travelers Companies Incorporated	19,846	2,637,732

Torchmark Corporation	8,092	668,076

Unum Group	18,374	686,453

W.R. Berkley Corporation	6,974	583,445

White Mountains Insurance Group Limited	215	201,969

Willis Towers Watson plc	9,417	1,619,912

		35,884,486

Mortgage REITs: 0.28%

AGNC Investment Corporation	33,175	585,539

Annaly Capital Management Incorporated	90,927	921,091

Blackstone Mortgage Trust Incorporated Class A	7,956	274,323

Chimera Investment Corporation	12,910	238,706

MFA Financial Incorporated	32,504	236,304

New Residential Investment Corporation	25,689	424,896

Starwood Property Trust Incorporated	18,459	414,035

Two Harbors Investment Corporation	17,456	242,115

		3,337,009

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	143

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.12%

Essent Group Limited †	7,218	$311,385

MGIC Investment Corporation †	27,337	354,834

New York Community Bancorp Incorporated	36,023	450,648

Radian Group Incorporated	16,336	332,601

		1,449,468

Health Care: 15.35%

Biotechnology: 1.94%

AbbVie Incorporated	111,356	8,823,849

Biogen Incorporated †	14,640	4,802,066

Gilead Sciences Incorporated	96,365	6,265,652

Ligand Pharmaceuticals Incorporated †	1,566	194,309

Regeneron Pharmaceuticals Incorporated †	5,489	2,364,332

United Therapeutics Corporation †	3,162	399,329

		22,849,537

Health Care Equipment & Supplies: 4.92%

Abbott Laboratories	124,616	9,672,694

Baxter International Incorporated	35,927	2,684,825

Becton Dickinson & Company	20,214	5,029,041

Boston Scientific Corporation †	98,094	3,935,531

Cantel Medical Corporation	2,679	196,960

Danaher Corporation	46,863	5,952,538

Dentsply Sirona Incorporated	15,596	651,289

DexCom Incorporated †	6,727	937,273

Edwards Lifesciences Corporation †	14,730	2,493,642

Globus Medical Incorporated Class A †	5,386	262,244

Haemonetics Corporation †	3,738	324,720

Hill-Rom Holdings Incorporated	4,652	493,345

Hologic Incorporated †	19,723	929,939

ICU Medical Incorporated †	1,214	298,353

IDEXX Laboratories Incorporated †	6,134	1,294,458

Inogen Incorporated †	1,338	143,781

Insulet Corporation †	4,124	387,285

Integra LifeSciences Holdings Corporation †	5,519	304,042

LivaNova plc †	3,570	332,724

Masimo Corporation †	3,399	446,221

Medtronic plc	96,795	8,759,948

Merit Medical Systems Incorporated †	4,094	228,159

Neogen Corporation †	3,576	221,569

NuVasive Incorporated †	4,045	238,251

Penumbra Incorporated †	2,354	314,659

ResMed Incorporated	9,624	985,786

Steris plc	6,024	728,663

Stryker Corporation	22,063	4,159,096

Teleflex Incorporated	3,332	965,747

The Cooper Companies Incorporated	3,744	1,070,747

Varian Medical Systems Incorporated †	6,573	883,148

West Pharmaceutical Services Incorporated	5,255	550,461

Zimmer Biomet Holdings Incorporated	14,903	1,849,760

		57,726,899

The accompanying notes are an integral part of these financial statements.

144	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 2.39%

Acadia Healthcare Company Incorporated †	6,703	$176,222

AmerisourceBergen Corporation	11,990	998,767

Anthem Incorporated	19,049	5,728,606

Cardinal Health Incorporated	21,641	1,175,972

Centene Corporation †	29,889	1,819,941

Chemed Corporation	1,141	375,960

Covetrus Incorporated †	4,223	151,099

CVS Health Corporation	100,217	5,795,549

DaVita HealthCare Partners Incorporated †	10,166	578,445

Encompass Health Corporation	6,845	432,193

HCA Holdings Incorporated	20,283	2,820,148

Henry Schein Incorporated	11,085	657,341

Humana Incorporated	10,307	2,937,907

McKesson Corporation	14,349	1,824,619

MEDNAX Incorporated †	6,788	223,393

Molina Healthcare Incorporated †	3,907	525,999

Universal Health Services Incorporated Class B	6,209	861,995

WellCare Health Plans Incorporated †	3,675	931,907

		28,016,063

Health Care Technology: 0.14%

Cerner Corporation †	23,068	1,290,655

Medidata Solutions Incorporated †	4,370	327,837

		1,618,492

Life Sciences Tools & Services: 1.31%

Bio-Rad Laboratories Incorporated Class A †	1,628	441,025

Bio-Techne Corporation	2,662	516,162

Charles River Laboratories International Incorporated †	3,456	491,340

ICON plc ADR †	3,929	549,981

IQVIA Holdings Incorporated †	11,880	1,664,388

Mettler-Toledo International Incorporated †	1,830	1,246,065

PerkinElmer Incorporated	7,782	732,753

PRA Health Sciences Incorporated †	4,470	478,201

Syneos Health Incorporated †	6,544	273,343

Thermo Fisher Scientific Incorporated	29,511	7,660,170

Waters Corporation †	5,440	1,317,677

		15,371,105

Pharmaceuticals: 4.65%

Bristol-Myers Squibb Company	114,612	5,920,856

Catalent Incorporated †	11,001	475,463

Eli Lilly & Company	69,215	8,741,162

Endo International plc †	14,923	164,004

Merck & Company Incorporated	190,033	15,447,783

Mylan NV †	38,454	1,014,801

Nektar Therapeutics †	13,184	534,479

Perrigo Company plc	9,446	460,020

Pfizer Incorporated	427,088	18,514,265

Zoetis Incorporated	35,102	3,307,661

		54,580,494

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	145

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Industrials: 13.85%

Aerospace & Defense: 4.13%

Axon Enterprise Incorporated †	3,877	$208,699

BWX Technologies Incorporated	7,571	396,342

Curtiss-Wright Corporation	2,989	368,514

Esterline Technologies Corporation †	2,013	245,083

General Dynamics Corporation	19,681	3,350,100

Harris Corporation	7,954	1,311,853

HEICO Corporation	2,850	267,131

Hexcel Corporation	6,252	451,019

Huntington Ingalls Industries Incorporated	3,221	674,510

L-3 Technologies Incorporated	5,292	1,120,581

Lockheed Martin Corporation	17,303	5,353,721

Northrop Grumman Corporation	11,802	3,422,108

Raytheon Company	20,641	3,849,547

Spirit AeroSystems Holdings Incorporated Class A	8,215	811,642

Teledyne Technologies Incorporated †	2,586	610,399

Textron Incorporated	17,623	956,929

The Boeing Company	40,308	17,733,908

United Technologies Corporation	57,937	7,280,943

		48,413,029

Air Freight & Logistics: 1.03%

C.H. Robinson Worldwide Incorporated	10,233	924,859

Expeditors International of Washington Incorporated	12,885	965,731

FedEx Corporation	21,298	3,854,938

United Parcel Service Incorporated Class B	57,012	6,282,722

		12,028,250

Airlines: 0.25%

Alaska Air Group Incorporated	10,416	642,667

JetBlue Airways Corporation †	24,806	414,260

Spirit Airlines Incorporated †	5,097	286,706

United Continental Holdings Incorporated †	17,488	1,535,621

		2,879,254

Building Products: 0.59%

A.O. Smith Corporation	11,261	584,784

Allegion plc	6,881	619,015

Fortune Brands Home & Security Incorporated	10,380	489,106

Johnson Controls International plc	69,702	2,458,390

Lennox International Incorporated	2,877	705,584

Masco Corporation	23,125	868,575

Owens Corning Incorporated	9,198	459,256

Resideo Technologies Incorporated †	8,367	215,032

Trex Company Incorporated †	4,272	320,186

USG Corporation	5,929	255,599

		6,975,527

The accompanying notes are an integral part of these financial statements.

146	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies: 0.77%

Cintas Corporation	6,622	$1,368,105

Clean Harbors Incorporated †	4,254	289,272

Copart Incorporated †	15,195	891,491

KAR Auction Services Incorporated	10,923	515,019

MSA Safety Incorporated	2,731	282,358

Republic Services Incorporated	16,046	1,258,488

Rollins Incorporated	11,419	452,878

Stericycle Incorporated †	6,901	307,647

Tetra Tech Incorporated	4,360	261,687

The Brink’s Company	3,734	294,687

Waste Management Incorporated	31,207	3,159,709

		9,081,341

Construction & Engineering: 0.18%

Arcosa Incorporated	3,877	129,841

EMCOR Group Incorporated	4,370	315,208

Fluor Corporation	11,752	441,875

Jacobs Engineering Group Incorporated	10,671	787,306

Quanta Services Incorporated	11,533	411,036

		2,085,266

Electrical Equipment: 0.68%

Acuity Brands Incorporated	3,115	405,324

Eaton Corporation plc	32,900	2,624,433

Emerson Electric Company	48,743	3,321,835

EnerSys	3,160	233,271

Hubbell Incorporated	4,002	472,436

Regal-Beloit Corporation	3,158	264,514

Sensata Technologies Holding plc †	12,323	625,146

		7,946,959

Industrial Conglomerates: 2.34%

3M Company	43,057	8,929,591

Carlisle Companies Incorporated	4,387	539,952

General Electric Company	679,548	7,060,504

Honeywell International Incorporated	55,505	8,551,655

Roper Industries Incorporated	7,515	2,432,230

		27,513,932

Machinery: 2.28%

AGCO Corporation	4,994	337,495

Allison Transmission Holdings Incorporated	9,918	492,925

Barnes Group Incorporated	3,769	218,866

Crane Company	4,002	338,449

Cummins Incorporated	12,459	1,919,807

Deere & Company	23,600	3,871,344

Donaldson Company Incorporated	10,588	546,235

Dover Corporation	11,002	996,011

Flowserve Corporation	10,096	448,363

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	147

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Machinery (continued)

Fortive Corporation	22,295	$1,818,603

Graco Incorporated	12,026	564,741

IDEX Corporation	5,461	786,930

Ingersoll-Rand plc	18,200	1,921,192

ITT Incorporated	6,582	380,176

John Bean Technologies Corporation	2,525	236,593

Kennametal Incorporated	6,628	249,809

Lincoln Electric Holdings Incorporated	4,572	395,112

Nordson Corporation	3,803	516,295

Oshkosh Corporation	5,603	435,969

PACCAR Incorporated	25,827	1,751,071

Parker-Hannifin Corporation	10,191	1,795,247

RBC Bearings Incorporated †	1,952	273,573

Snap-on Incorporated	4,413	706,080

Stanley Black & Decker Incorporated	11,708	1,550,490

The Middleby Corporation †	4,310	528,363

The Toro Company	7,778	533,415

Trinity Industries Incorporated	11,474	268,606

WABCO Holdings Incorporated †	4,131	568,136

Wabtec Corporation	11,008	806,435

Woodward Governor Company	4,081	393,164

Xylem Incorporated	14,161	1,069,864

		26,719,359

Marine: 0.02%

Kirby Corporation †	3,969	294,579

Professional Services: 0.60%

ASGN Incorporated †	3,971	255,772

Equifax Incorporated	8,877	972,120

IHS Markit Limited †	25,824	1,373,062

Insperity Incorporated	2,762	348,758

Manpower Incorporated	5,187	437,005

Nielsen Holdings plc	26,048	682,458

Robert Half International Incorporated	8,725	594,958

TransUnion	13,698	884,343

Verisk Analytics Incorporated	11,607	1,467,473

		7,015,949

Road & Rail: 0.65%

Genesee & Wyoming Incorporated Class A †	4,253	348,746

J.B. Hunt Transport Services Incorporated	6,826	734,955

Kansas City Southern	7,612	826,968

Knight-Swift Transportation Holdings Incorporated	11,344	381,499

Landstar System Incorporated	3,323	361,144

Norfolk Southern Corporation	21,596	3,872,163

Old Dominion Freight Line Incorporated	5,545	836,020

Ryder System Incorporated	4,200	261,072

		7,622,567

The accompanying notes are an integral part of these financial statements.

148	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Trading Companies & Distributors: 0.31%

Fastenal Company	21,896	$1,378,134

HD Supply Holdings Incorporated †	13,148	565,495

MSC Industrial Direct Company Class A	3,515	296,701

W.W. Grainger Incorporated	3,634	1,107,534

Watsco Incorporated	2,310	332,386

		3,680,250

Transportation Infrastructure: 0.02%

Macquarie Infrastructure Company LLC	5,216	213,282

Information Technology: 9.57%

Communications Equipment: 0.40%

ARRIS International plc †	12,041	381,459

Ciena Corporation †	9,899	422,291

CommScope Holdings Incorporated †	13,847	322,774

F5 Networks Incorporated †	4,316	725,692

Juniper Networks Incorporated	24,041	651,030

Lumentum Holdings Incorporated †	4,190	208,453

Motorola Solutions Incorporated	11,484	1,643,590

Viasat Incorporated †	4,055	306,355

		4,661,644

Electronic Equipment, Instruments & Components: 0.71%

Amphenol Corporation Class A	21,844	2,052,681

Arrow Electronics Incorporated †	6,587	524,984

Avnet Incorporated	8,655	376,406

CDW Corporation of Delaware	10,711	1,005,656

Coherent Incorporated †	1,938	257,909

Dolby Laboratories Incorporated Class A	4,493	291,146

FLIR Systems Incorporated	10,020	515,529

Jabil Circuit Incorporated	11,048	313,763

Keysight Technologies Incorporated †	13,458	1,135,990

Littelfuse Incorporated	1,893	365,519

National Instruments Corporation	9,108	425,708

SYNNEX Corporation	2,850	279,642

Zebra Technologies Corporation Class A †	3,807	763,342

		8,308,275

IT Services: 3.94%

Accenture plc Class A	46,690	7,534,832

Akamai Technologies Incorporated †	11,758	819,062

Alliance Data Systems Corporation	3,724	644,252

Amdocs Limited	10,798	600,045

Automatic Data Processing Incorporated	30,340	4,642,930

Black Knight Incorporated †	10,244	535,249

Booz Allen Hamilton Holding Corporation	9,957	526,327

Broadridge Financial Solutions Incorporated	8,648	875,610

CACI International Incorporated Class A †	1,742	317,497

Cognizant Technology Solutions Corporation Class A	42,672	3,028,859

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	149

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

IT Services (continued)

Conduent Incorporated †	15,826	$231,376

CoreLogic Incorporated †	6,101	223,724

DXC Technology Company	21,623	1,424,091

EPAM Systems Incorporated †	3,795	613,955

Euronet Worldwide Incorporated †	3,614	485,432

Fidelity National Information Services Incorporated	23,513	2,542,931

First Data Corporation Class A †	41,966	1,055,025

Fiserv Incorporated †	29,173	2,470,661

Gartner Incorporated †	6,610	940,603

GoDaddy Incorporated Class A †	11,485	857,355

International Business Machines Corporation	66,065	9,125,558

Jack Henry & Associates Incorporated	5,628	746,442

Leidos Holdings Incorporated	11,052	713,849

LiveRamp Holdings incorporated †	5,406	290,573

MAXIMUS Incorporated	4,512	318,908

Paychex Incorporated	23,505	1,810,355

Perspecta Incorporated	10,464	220,790

Sabre Corporation	17,641	395,688

The Western Union Company	31,436	561,761

Total System Services Incorporated	12,048	1,137,331

WEX Incorporated †	3,001	534,358

		46,225,429

Semiconductors & Semiconductor Equipment: 2.11%

Advanced Micro Devices Incorporated †	68,671	1,615,829

Applied Materials Incorporated	75,053	2,877,532

Cypress Semiconductor Corporation	26,856	414,388

Entegris Incorporated	10,893	384,850

Integrated Device Technology Incorporated †	8,952	432,650

KLA-Tencor Corporation	11,345	1,310,234

Lam Research Corporation	12,423	2,187,566

Maxim Integrated Products Incorporated	19,982	1,087,620

Micron Technology Incorporated †	84,512	3,454,851

MKS Instruments Incorporated	4,531	375,484

ON Semiconductor Corporation †	31,624	679,284

Silicon Laboratories Incorporated †	3,108	251,810

Skyworks Solutions Incorporated	13,235	1,080,770

Teradyne Incorporated	14,172	578,643

Texas Instruments Incorporated	71,234	7,535,133

Versum Materials Incorporated	9,056	443,744

		24,710,388

Software: 1.80%

2U Incorporated †	3,778	278,439

Aspen Technology Incorporated †	4,990	502,543

Blackbaud Incorporated	3,717	287,101

Cadence Design Systems Incorporated †	19,787	1,132,806

CDK Global Incorporated	9,441	547,672

Citrix Systems Incorporated	8,854	934,097

The accompanying notes are an integral part of these financial statements.

150	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Software (continued)

Ellie Mae Incorporated †	2,464	$245,143

Fair Isaac Corporation †	2,101	520,670

Fortinet Incorporated †	9,894	858,700

HubSpot Incorporated †	2,621	441,324

Intuit Incorporated	17,036	4,210,107

J2 Global Incorporated	3,441	292,519

Manhattan Associates Incorporated †	4,894	267,947

New Relic Incorporated †	3,068	324,441

Nuance Communications Incorporated †	20,923	350,879

PTC Incorporated †	7,468	693,180

RealPage Incorporated †	5,479	335,370

Red Hat Incorporated †	12,570	2,295,282

RingCentral Incorporated Class A †	4,404	463,697

SS&C Technologies Holdings Incorporated	15,287	941,373

Symantec Corporation	40,365	907,809

Synopsys Incorporated †	10,631	1,080,960

Tableau Software Incorporated Class A †	4,701	620,062

Teradata Corporation †	8,241	398,617

The Ultimate Software Group Incorporated †	2,244	743,886

Tyler Technologies Incorporated †	2,703	553,547

VMware Incorporated Class A	5,535	950,968

		21,179,139

Technology Hardware, Storage & Peripherals: 0.61%

Hewlett Packard Enterprise Company	107,747	1,764,896

HP Incorporated	113,227	2,233,969

NCR Corporation †	8,994	252,012

NetApp Incorporated	18,919	1,233,519

Pure Storage Incorporated Class A †	14,830	303,718

Seagate Technology plc	19,344	900,657

Xerox Corporation	15,540	480,186

		7,168,957

Materials: 2.91%

Chemicals: 1.62%

Ashland Global Holdings Incorporated	4,722	365,388

Axalta Coating Systems Limited †	16,702	446,444

Celanese Corporation Series A	10,655	1,089,900

CF Industries Holdings Incorporated	16,450	694,190

Eastman Chemical Company	9,839	813,587

Ecolab Incorporated	18,923	3,196,284

Huntsman Corporation	15,006	371,999

Ingevity Corporation †	3,582	412,718

International Flavors & Fragrances Incorporated	7,900	1,007,250

LyondellBasell Industries NV Class A	24,415	2,087,971

NewMarket Corporation	672	295,008

Olin Corporation	12,040	311,354

PPG Industries Incorporated	17,823	1,995,641

RPM International Incorporated	9,997	578,526

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	151

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Chemicals (continued)

Scotts Miracle-Gro Company Class A	3,275	$268,223

Sensient Technologies Corporation	3,231	209,046

The Chemours Company	12,810	487,164

The Mosaic Company	29,575	924,810

The Sherwin-Williams Company	6,347	2,749,520

Valvoline Incorporated	14,015	263,342

W.R. Grace & Company	4,892	379,962

		18,948,327

Construction Materials: 0.19%

Eagle Materials Incorporated	3,689	281,987

Martin Marietta Materials Incorporated	4,737	889,609

Vulcan Materials Company	9,914	1,105,014

		2,276,610

Containers & Packaging: 0.68%

AptarGroup Incorporated	4,623	470,298

Avery Dennison Corporation	6,438	695,562

Ball Corporation	24,445	1,339,097

Bemis Company Incorporated	6,578	347,976

Berry Global Group Incorporated †	9,787	513,524

Crown Holdings Incorporated †	10,499	569,991

Graphic Packaging Holding Company	23,412	285,158

International Paper Company	30,404	1,393,111

Packaging Corporation of America	6,985	667,696

Sealed Air Corporation	12,111	528,282

Sonoco Products Company	7,131	412,814

WestRock Company	19,238	719,116

		7,942,625

Metals & Mining: 0.40%

Alcoa Corporation †	14,192	418,664

Allegheny Technologies Incorporated †	9,241	264,570

Newmont Mining Corporation	34,605	1,180,723

Nucor Corporation	23,891	1,447,078

Reliance Steel & Aluminum Company	5,314	474,275

Steel Dynamics Incorporated	17,393	649,107

United States Steel Corporation	13,980	313,292

		4,747,709

Paper & Forest Products: 0.02%

Louisiana-Pacific Corporation	10,836	273,826

Real Estate: 5.85%

Equity REITs: 5.70%

Alexandria Real Estate Equities Incorporated	7,508	1,020,262

American Campus Communities Incorporated	9,778	440,597

American Homes 4 Rent Class A	19,002	415,004

American Tower Corporation	31,135	5,484,430

The accompanying notes are an integral part of these financial statements.

152	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Equity REITs (continued)

Apartment Investment & Management Company Class A	11,508	$563,089

Apple Hospitality REIT Incorporated	15,862	261,406

AvalonBay Communities Incorporated	10,120	1,969,656

Boston Properties Incorporated	11,473	1,522,352

Brixmor Property Group Incorporated	21,819	380,960

Camden Property Trust	6,757	662,794

Colony Capital Incorporated	36,024	200,293

CoreSite Realty Corporation	2,552	260,942

Cousins Properties Incorporated	30,463	290,008

Crown Castle International Corporation	29,117	3,457,644

CubeSmart	12,986	397,891

CyrusOne Incorporated	7,287	363,184

Digital Realty Trust Incorporated	14,336	1,621,688

Douglas Emmett Incorporated	11,832	456,715

Duke Realty Corporation	25,965	767,785

EastGroup Properties Incorporated	2,468	260,769

EPR Properties	5,361	393,926

Equinix Incorporated	5,575	2,361,013

Equity Commonwealth	8,203	267,828

Equity Lifestyle Properties Incorporated	5,661	615,011

Equity Residential	26,247	1,934,141

Essex Property Trust Incorporated	4,658	1,303,495

Extra Space Storage Incorporated	8,481	813,667

Federal Realty Investment Trust	5,212	696,271

First Industrial Realty Trust Incorporated	9,007	301,915

Gaming and Leisure Properties Incorporated	14,046	510,993

HCP Incorporated	33,399	1,027,687

Healthcare Realty Trust Incorporated	9,009	285,135

Healthcare Trust of America Incorporated Class A	15,071	429,373

Highwoods Properties Incorporated	7,548	349,548

Hospitality Properties Trust	12,000	324,840

Host Hotels & Resorts Incorporated	54,357	1,065,941

Hudson Pacific Properties Incorporated	11,297	375,286

Invitation Homes Incorporated	21,348	491,004

Iron Mountain Incorporated	19,881	704,185

JBG Smith Properties	8,416	339,081

Kilroy Realty Corporation	7,851	578,697

Kimco Realty Corporation	29,101	511,887

Lamar Advertising Company Class A	6,320	490,242

Liberty Property Trust	10,350	489,866

Life Storage Incorporated	3,230	315,248

Medical Properties Trust Incorporated	26,377	480,853

Mid-America Apartment Communities Incorporated	8,316	861,371

National Retail Properties Incorporated	11,125	579,613

Omega Healthcare Investors Incorporated	14,464	519,258

Paramount Group Incorporated	15,605	224,088

Park Hotels & Resorts Incorporated	14,929	466,382

Prologis Incorporated	46,000	3,222,760

Public Storage Incorporated	10,981	2,322,372

Rayonier Incorporated	9,643	284,179

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	153

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Equity REITs (continued)

Realty Income Corporation	20,173	$1,395,165

Regency Centers Corporation	11,663	761,011

RLJ Lodging Trust	13,395	248,745

Ryman Hospitality Properties Incorporated	3,332	269,859

Sabra Health Care REIT Incorporated	12,861	233,041

SBA Communications Corporation †	8,153	1,472,106

Senior Housing Properties Trust	17,644	228,490

Simon Property Group Incorporated	21,958	3,977,911

SL Green Realty Corporation	6,775	614,628

Spirit Realty Capital Incorporated REIT	5,902	228,053

STORE Capital Corporation	13,033	423,182

Sun Communities Incorporated	5,828	661,886

Sunstone Hotel Investors Incorporated	17,019	256,136

Taubman Centers Incorporated	4,304	229,748

The Macerich Company	10,664	464,950

UDR Incorporated	19,302	857,395

Uniti Group Incorporated	13,353	128,723

Ventas Incorporated	25,177	1,579,857

VEREIT Incorporated	69,186	551,412

VICI Properties Incorporated	27,692	590,117

Vornado Realty Trust	12,827	863,385

Weingarten Realty Investors	8,788	253,182

Welltower Incorporated	26,235	1,949,523

Weyerhaeuser Company	56,798	1,413,702

WP Carey Incorporated	7,213	532,824

		66,919,656

Real Estate Management & Development: 0.15%

CBRE Group Incorporated Class A †	23,981	1,193,295

Jones Lang LaSalle Incorporated	3,487	575,773

		1,769,068

Utilities: 5.06%

Electric Utilities: 2.96%

ALLETE Incorporated	3,757	304,505

Alliant Energy Corporation	16,870	773,827

American Electric Power Company Incorporated	34,173	2,773,139

Duke Energy Corporation	49,836	4,468,296

Edison International	21,641	1,296,079

Entergy Corporation	12,433	1,160,372

Evergy Incorporated	20,037	1,120,269

Eversource Energy	22,295	1,556,414

Exelon Corporation	67,654	3,287,308

FirstEnergy Corporation	32,807	1,336,885

Hawaiian Electric Industries Incorporated	7,631	292,115

IDACORP Incorporated	3,544	348,765

NextEra Energy Incorporated	33,822	6,349,066

OGE Energy Corporation	13,735	584,012

PG&E Corporation †	35,994	612,978

The accompanying notes are an integral part of these financial statements.

154	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Shares	Value

Electric Utilities (continued)

Pinnacle West Capital Corporation	7,750	$726,485

PNM Resources Incorporated	5,594	244,346

Portland General Electric Company	6,234	312,573

PPL Corporation	49,394	1,589,005

The Southern Company	72,344	3,594,773

Xcel Energy Incorporated	35,652	1,955,869

		34,687,081

Gas Utilities: 0.24%

Atmos Energy Corporation	7,509	742,265

National Fuel Gas Company	5,665	340,976

New Jersey Resources Corporation	5,958	288,367

ONE Gas Incorporated	3,570	308,627

Southwest Gas Corporation	3,107	254,588

Spire Incorporated	3,429	271,988

UGI Corporation	11,906	653,639

		2,860,450

Independent Power & Renewable Electricity Producers: 0.20%

AES Corporation	45,071	776,573

NRG Energy Incorporated	18,982	791,170

Vistra Energy Corporation	27,931	727,323

		2,295,066

Multi-Utilities: 1.52%

Ameren Corporation	16,888	1,203,101

Avista Corporation	5,225	211,142

Black Hills Corporation	3,707	263,123

CenterPoint Energy Incorporated	33,731	1,016,652

CMS Energy Corporation	19,504	1,061,018

Consolidated Edison Incorporated	21,131	1,742,251

Dominion Energy Incorporated	51,617	3,824,304

DTE Energy Company	12,847	1,587,375

MDU Resources Group Incorporated	13,945	368,427

NiSource Incorporated	24,826	669,805

Public Service Enterprise Group Incorporated	35,582	2,092,577

Sempra Energy	18,053	2,174,303

WEC Energy Group Incorporated	21,701	1,655,352

		17,869,430

Water Utilities: 0.14%

American Water Works Company Incorporated	12,473	1,267,506

Aqua America Incorporated	12,200	438,468

		1,705,974

Total Common Stocks (Cost $942,205,343)		1,123,063,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	155

FACTOR ENHANCED LARGE CAP PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 3.58%

Investment Companies: 3.58%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34%	42,045,039	$42,045,039

Total Short-Term Investments (Cost $42,045,039)			42,045,039

Total investments in securities (Cost $984,250,382)	99.28%	1,165,108,839

Other assets and liabilities, net	0.72	8,438,751

Total net assets	100.00%	$1,173,547,590

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	349	3-15-2019	$48,728,228	$48,593,015	$0	$(135,213)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	39,764,513	661,972,847	659,692,321	42,045,039	$0	$0	$736,668	$42,045,039	3.58%

The accompanying notes are an integral part of these financial statements.

156	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.44%

Communication Services: 3.26%

Diversified Telecommunication Services: 0.58%

ATN International Incorporated	2,098	$117,761

Bandwidth Incorporated Class A †	1,844	102,748

Cincinnati Bell Incorporated †	11,129	107,951

Cogent Communications Group Incorporated	7,837	381,740

Consolidated Communications Holdings Incorporated	15,108	150,022

Frontier Communications Corporation †	26,617	81,182

Globalstar Incorporated †	150,485	75,498

IDT Corporation Class B	3,615	21,835

Ooma Incorporated †	3,534	57,640

Pareteum Corporation †	19,384	77,924

Vonage Holdings Corporation †	43,276	444,877

Windstream Holdings Incorporated †	7,895	3,158

		1,622,336

Entertainment: 0.21%

AMC Entertainment Holdings Class A	8,717	122,300

Global Eagle Entertainment Incorporated †	8,637	22,974

Glu Mobile Incorporated †	19,880	178,522

Marcus Corporation	3,678	155,910

Reading International Incorporated Class A †	3,059	49,280

Rosetta Stone Incorporated †	3,929	63,296

		592,282

Interactive Media & Services: 0.51%

Actua Corporation ‡(a)	9,483	6,069

Angi Homeservices Incorporated Class A †	12,487	205,037

Care.com Incorporated †	5,131	129,250

Cars.com Incorporated †	13,660	321,556

DHI Group Incorporated †	9,664	25,610

Eventbrite Incorporated Class A †	1,122	33,189

Match Group Incorporated	9,135	505,896

QuinStreet Incorporated †	7,806	104,522

The Meet Group Incorporated †	13,934	83,604

		1,414,733

Media: 1.62%

A.H. Belo Corporation Class A	3,656	14,807

AMC Networks Incorporated Class A †	8,673	569,903

Boston Omaha Corporation Class A †	1,423	35,547

Cardlytics Incorporated †	2,264	39,892

Clear Channel Outdoor Holdings Incorporated Class A †	6,127	33,576

Cumulus Media Incorporated Class A †	2,211	39,378

Daily Journal Corporation †	189	42,523

Emerald Expositions Events Class I	4,796	60,334

Entercom Communications Corporation	23,681	145,875

Entravision Communications Corporation Class A	13,480	53,246

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	157

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Media (continued)

Gannett Company Incorporated	21,632	$253,960

Gray Television Incorporated †	15,850	347,274

Hemisphere Media Group Incorporated †	3,320	46,148

John Wiley & Sons Incorporated Class A	9,589	497,573

Lee Enterprises Incorporated †	9,887	30,155

Marchex Incorporated Class B	6,697	28,998

MSG Networks Incorporated Class A †	12,180	294,025

National CineMedia Incorporated	9,925	76,820

New Media Investment Group Incorporated	11,358	151,289

Saga Communications Incorporated Class A	1,027	34,507

Scholastic Corporation	4,869	206,007

Sinclair Broadcast Group Incorporated Class A	15,177	547,890

Techtarget †	4,599	76,251

Tegna Incorporated	42,076	554,141

The E.W. Scripps Company	10,960	231,804

Tribune Publishing Company †	3,007	36,264

WideOpenWest Incorporated †	5,211	42,834

		4,491,021

Wireless Telecommunication Services: 0.34%

Boingo Wireless Incorporated †	8,677	194,104

Gogo Incorporated †	10,721	49,209

NII Holdings Incorporated †	19,970	77,683

Shenandoah Telecommunications Company	9,776	434,445

Spok Holdings Incorporated	3,846	53,113

United States Cellular Corporation †	2,998	139,977

		948,531

Consumer Discretionary: 13.36%

Auto Components: 1.52%

American Axle & Manufacturing Holdings Incorporated †	22,917	368,964

Cooper Tire & Rubber Company	10,702	342,036

Cooper-Standard Holdings Incorporated †	3,725	223,910

Dorman Products Incorporated †	5,329	431,116

Fox Factory Holding Corporation †	6,931	439,287

Horizon Global Corporation †	4,693	12,624

LCI Industries	5,470	445,696

Modine Manufacturing Company †	10,440	156,913

Motorcar Parts of America Incorporated †	3,720	76,967

Shiloh Industries Incorporated †	3,111	19,382

Standard Motor Products Incorporated	3,951	194,784

Stoneridge Incorporated †	5,685	168,105

Strattec Security Corporation	657	20,354

Superior Industries International Incorporated	5,149	31,872

Tenneco Incorporated	17,631	610,033

Tower International Incorporated	4,137	106,114

Visteon Corporation †	6,554	561,416

Voxx International Corporation †	4,216	21,080

		4,230,653

The accompanying notes are an integral part of these financial statements.

158	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Automobiles: 0.08%

Winnebago Industries Incorporated	6,503	$212,193

Distributors: 0.12%

Core Mark Holding Company Incorporated	8,739	275,366

Funko Incorporated Class A †	1,889	37,572

Weyco Group Incorporated	1,198	36,323

		349,261

Diversified Consumer Services: 0.97%

American Public Education Incorporated †	3,299	106,591

Bridgepoint Education Incorporated †	4,936	50,890

Career Education Corporation †	12,738	211,706

Carriage Services Incorporated	3,420	71,854

Collectors Universe Incorporated	1,685	29,740

Frontdoor Incorporated †	14,031	448,992

Graham Holdings Company Class B	820	560,642

K12 Incorporated †	7,209	230,976

Laureate Education Incorporated Class A †	14,929	228,264

Regis Corporation †	6,797	122,958

Select Interior Concepts Class A †	3,623	47,099

Strategic Education Incorporated	4,495	587,856

		2,697,568

Hotels, Restaurants & Leisure: 2.82%

BBX Capital Corporation	12,638	77,345

Biglari Holdings Incorporated Class B †	491	65,799

BJ’s Restaurants Incorporated	4,325	206,908

Bloomin’ Brands Incorporated	17,337	358,529

Bluegreen Vacations Corporation	1,475	19,308

Brinker International Incorporated	7,728	353,711

Carrols Restaurant Group Incorporated †	7,177	76,722

Century Casinos Incorporated †	5,592	47,141

Churchill Downs Incorporated	6,235	584,843

Chuy’s Holding Incorporated †	3,395	75,946

Dave & Buster’s Entertainment Incorporated	8,930	458,377

Del Frisco’s Restaurant Group Incorporated †	6,319	53,522

Del Taco Restaurants Incorporated †	5,832	60,303

Denny’s Corporation †	11,593	202,414

DineEquity Incorporated	3,458	343,034

Drive Shack Incorporated †	12,289	54,194

El Pollo Loco Holdings Incorporated †	4,277	64,711

Eldorado Resorts Incorporated †	12,292	592,597

Fiesta Restaurant Group Incorporated †	4,316	65,042

Golden Entertainment Incorporated †	3,442	62,713

International Speedway Corporation Class A	4,481	193,803

J. Alexander’s Holdings Incorporated †	2,825	25,792

Jack in the Box Incorporated	5,442	438,299

Lindblad Expeditions Holding †	4,814	65,422

Monarch Casino & Resort Incorporated †	2,256	98,926

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	159

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Hotels, Restaurants & Leisure (continued)

Nathan S Famous Incorporated	598	$42,506

Noodles & Company †	4,378	34,324

Papa John’s International Incorporated	4,466	195,209

Penn National Gaming Incorporated †	19,850	493,273

Playa Hotels & Resorts NV †	16,464	125,456

Potbelly Corporation †	4,721	39,751

RCI Hospitality Holdings Incorporated	1,946	45,517

Red Lion Hotels Corporation †	4,738	37,809

Red Robin Gourmet Burgers Incorporated †	2,763	84,023

Red Rock Resorts Incorporated Class A	14,693	413,167

Ruth’s Chris Steak House Incorporated	5,509	140,039

SeaWorld Entertainment Incorporated †	10,666	291,075

Shake Shack Incorporated Class A †	6,347	349,974

Speedway Motorsports Incorporated	2,217	39,152

The Cheesecake Factory Incorporated	8,672	410,186

The Habit Restaurants Incorporated Class A †	4,215	47,503

Town Sports International Holdings Incorporated †	3,423	18,655

Wingstop Incorporated	5,677	378,145

		7,831,165

Household Durables: 1.95%

Bassett Furniture Industries Incorporated	2,007	39,638

Cavco Industries Incorporated †	1,867	258,449

Century Communities Incorporated †	5,428	123,921

CSS Industries Incorporated	1,539	10,604

Ethan Allen Interiors Incorporated	4,950	99,396

Flexsteel Industries Incorporated	1,485	36,962

GoPro Incorporated Class A †	22,255	129,747

Green Brick Partners Incorporated †	4,874	43,427

Hamilton Beach Brand Class A	1,608	39,026

Hooker Furniture Corporation	2,302	72,283

Hovnanian Enterprises Incorporated Class A †	26,838	18,172

iRobot Corporation †	5,329	666,445

KB Home Incorporated	17,603	401,524

La-Z-Boy Incorporated	9,621	331,059

LGI Homes Incorporated †	3,846	227,299

Libbey Incorporated	4,361	17,182

Lifetime Brands Incorporated	2,526	26,422

M/I Homes Incorporated †	5,640	146,866

MDC Holdings Incorporated	9,664	278,704

Meritage Corporation †	7,501	328,919

Skyline Champion Corporation	9,539	189,445

Sonos Incorporated †	3,235	33,418

Tempur-Pedic International Incorporated †	8,955	521,271

The New Home Company Incorporated †	2,807	15,382

TopBuild Corporation †	7,329	436,076

TRI Pointe Homes Incorporated †	30,605	385,623

Tupperware Brands Corporation	8,736	263,041

Turtle Beach Corporation †	1,769	27,225

The accompanying notes are an integral part of these financial statements.

160	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Household Durables (continued)

Universal Electronics Incorporated †	2,839	$94,794

Vuzix Corporation †	4,213	13,819

William Lyon Homes Class A †	6,405	90,631

Zagg Incorporated †	5,357	62,141

		5,428,911

Internet & Direct Marketing Retail: 0.68%

1-800-Flowers.com Incorporated Class A †	4,599	82,046

Duluth Holdings Incorporated Class B †	4,196	106,578

Gaia Incorporated †	2,362	26,265

Lands End Incorporated †	2,945	53,687

Leaf Group Limited †	3,182	25,870

Liberty Expedia Holdings Incorporated Class A †	10,284	455,581

Liquidity Services Incorporated †	5,095	35,156

Nutrisystem Incorporated	4,704	203,589

Overstock.com Incorporated †	4,280	84,787

PetMed Express Incorporated	4,094	94,367

Shutterfly Incorporated †	7,305	327,337

Shutterstock Incorporated	3,578	165,769

Stitch Fix Incorporated Class A †	8,864	246,596

		1,907,628

Leisure Products: 0.51%

Acushnet Holdings Corporation	6,192	154,243

American Outdoor Brands Corporation †	9,559	119,965

Callaway Golf Company	18,354	315,872

Clarus Corporation	4,404	53,641

Escalade Incorporated	1,877	22,899

Johnson Outdoors Incorporated Class A	1,023	67,150

Malibu Boats Incorporated Class A †	4,772	220,514

Marine Products Corporation	1,760	24,922

Mastercraft Boat Holdings Incorporated †	4,187	103,293

Nautilus Group Incorporated †	6,352	41,479

Sturm, Ruger & Company Incorporated	3,199	182,183

Vista Outdoor Incorporated †	11,520	102,643

		1,408,804

Multiline Retail: 0.24%

Big Lots Stores Incorporated	11,357	358,086

Dillard’s Incorporated Class A	2,488	195,408

JCPenny Company Incorporated †	57,300	87,096

Tuesday Morning Corporation †	9,308	25,597

		666,187

Specialty Retail: 3.72%

Abercrombie & Fitch Company Class A	13,613	298,805

America’s Car-Mart Incorporated †	1,261	102,898

Asbury Automotive Group Incorporated †	4,149	297,857

Ascena Retail Group Incorporated †	30,399	67,486

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	161

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Specialty Retail (continued)

AutoNation Incorporated †	12,715	$448,331

Barnes & Noble Education Incorporated †	9,664	66,585

Barnes & Noble Incorporated	10,943	68,941

Bed Bath & Beyond Incorporated	27,000	451,710

Big 5 Sporting Goods Corporation	4,438	17,885

Boot Barn Holdings Incorporated †	6,435	183,398

Build A Bear Workshop Incorporated †	3,286	16,923

Caleres Incorporated	7,415	230,607

Camping World Holdings Incorporated Class A	7,642	98,582

Chico’s FAS Incorporated	21,406	125,011

Children’s Place Retail Stores Incorporated	3,930	375,551

Citi Trends Incorporated	2,327	50,356

Container Store Group Incorporated †	3,705	25,305

Destination Xl Group Incorporated †	7,239	18,894

Dick’s Sporting Goods Incorporated	14,570	569,104

DSW Incorporated Class A	14,524	430,056

Express Incorporated †	14,785	76,882

Francescas Holdings Corporation †	9,309	7,795

GameStop Corporation Class A	19,763	231,227

Genesco Incorporated †	3,465	167,256

GNC Holdings Incorporated Class A †	16,955	50,526

Group 1 Automotive Incorporated	3,998	248,596

Guess? Incorporated	11,867	265,702

Haverty Furniture Companies Incorporated	3,520	85,747

Hibbett Sports Incorporated †	3,821	70,841

Hudson Limited Class A †	8,662	129,064

Kirkland’s Incorporated †	2,923	34,141

Lithia Motors Incorporated Class A	5,163	466,064

MarineMax Incorporated †	5,563	109,202

Monro Muffler Brake Incorporated	6,255	477,319

Murphy USA Incorporated †	6,255	486,451

Office Depot Incorporated	116,309	403,592

Party City Holdco Incorporated †	12,784	133,081

Penske Auto Group Incorporated	7,632	339,166

Pier 1 Imports Incorporated †	15,095	20,378

Rent-A-Center Incorporated †	9,164	170,542

RTW Retailwinds Incorporated †	6,450	19,608

Sally Beauty Holdings Incorporated †	25,245	456,177

Shoe Carnival Incorporated	2,606	99,393

Sleep Number Corporation †	6,908	301,534

Sonic Automotive Incorporated	4,755	71,468

Sportsman’s Warehouse Holdings Incorporated †	7,930	49,880

Tailored Brands Incorporated	10,460	135,562

The Buckle Incorporated	5,409	103,799

The Cato Corporation Class A	4,410	69,413

The Michaels Companies Incorporated †	20,268	286,590

Tile Shop Holdings Incorporated	8,334	53,171

Tilly’s Incorporated Class A	4,181	50,716

Travelcenters of America LLC †	6,625	30,078

Urban Outfitters Incorporated †	15,889	490,176

The accompanying notes are an integral part of these financial statements.

162	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Specialty Retail (continued)

Vitamin Shoppe Incorporated †	4,836	$35,641

Winmark Corporation	463	79,752

Zumiez Incorporated †	3,952	97,614

		10,348,429

Textiles, Apparel & Luxury Goods: 0.75%

Crocs Incorporated †	13,353	342,905

Culp Incorporated	2,099	38,936

Delta Apparel Incorporated †	1,108	26,193

Fossil Group Incorporated †	9,290	145,296

G-III Apparel Group Limited †	10,506	374,119

Lakeland Industries Incorporated †	1,663	18,393

Movado Group Incorporated	3,334	116,790

Oxford Industries Incorporated	3,381	267,200

Rocky Brands Incorporated	1,488	44,566

Steven Madden Limited	16,684	550,405

Superior Uniform Group Incorporated	1,805	31,371

Unifi Incorporated †	3,174	70,209

Vera Bradley Incorporated †	5,501	52,535

		2,078,918

Consumer Staples: 4.47%

Beverages: 0.47%

Boston Beer Company Incorporated Class A †	1,618	505,722

Castle Brands Incorporated †	23,005	20,244

Coca Cola Bottling Corporation	887	219,852

Craft Brew Alliance Incorporated †	2,273	38,755

MGP Ingredients Incorporated	2,889	236,465

National Beverage Corporation	2,379	163,176

New Age Beverages Corporation †	4,272	25,077

Primo Water Corporation †	6,930	101,663

		1,310,954

Food & Staples Retailing: 0.94%

BJ’s Wholesale Club Holdings Incorporated †	11,215	283,964

Ingles Markets Incorporated Class A	2,500	77,800

Natural Grocers By Vitamin C †	1,984	28,173

Performance Food Group Company †	19,585	754,610

Pricesmart Incorporated	5,373	347,418

Rite Aid Corporation †	237,479	175,734

Smart & Final Stores Incorporated †	6,047	37,491

SpartanNash Company	6,416	121,776

The Andersons Incorporated	5,305	196,073

The Chef’s Warehouse Incorporated †	4,861	155,601

United Natural Foods Incorporated †	16,705	250,742

Village Super Market Class A	1,449	44,412

Weis Markets Incorporated	2,865	144,138

		2,617,932

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	163

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Food Products: 2.07%

Alico Incorporated	567	$17,157

B&G Foods Incorporated	12,870	316,859

Cal-Maine Foods Incorporated	5,944	262,130

Calavo Growers Incorporated	3,408	290,123

Darling Ingredients Incorporated †	32,290	709,734

Dean Foods Company	19,605	78,616

Farmer Bros Corporation †	2,136	50,944

Fresh Del Monte Produce Incorporated	6,022	166,689

Freshpet Incorporated †	4,743	195,506

Hain Celestial Group Incorporated †	19,499	383,545

Hostess Brands Incorporated †	18,492	224,493

J & J Snack Foods Corporation	2,710	420,809

John B. Sanfilippo & Son Incorporated	1,629	113,183

Lancaster Colony Corporation	3,709	581,460

Landec Corporation †	5,446	69,927

Limoneira Corporation	3,273	76,588

Pilgrim’s Pride Corporation †	12,146	238,912

Sanderson Farms Incorporated	4,426	509,875

Seneca Foods Corporation Class A †	1,287	37,992

Simply Good Foods Company †	11,924	243,965

Tootsie Roll Industries Incorporated	3,421	127,227

TreeHouse Foods Incorporated †	10,547	638,937

		5,754,671

Household Products: 0.41%

Central Garden & Pet Company Class A †	7,841	218,372

Oil Dri Corporation of America	1,035	30,170

Spectrum Brands Holdings Incorporated	8,424	456,328

WD-40 Company	2,494	446,351

		1,151,221

Personal Products: 0.34%

Elf Beauty Incorporated †	5,089	40,458

Inter Parfums Incorporated	3,306	243,884

Lifevantage Corporation †	2,229	32,477

Medifast Incorporated	2,364	301,245

Natural Health Trends Corporation	1,448	18,419

Revlon Incorporated Class A †	1,393	37,179

USANA Health Sciences Incorporated †	2,596	255,706

		929,368

Tobacco: 0.24%

Pyxus International Incorporated †	1,606	43,346

Turning Point Brands Incorporated	1,457	59,577

Universal Corporation	4,644	275,575

Vector Group Limited	23,869	279,745

		658,243

The accompanying notes are an integral part of these financial statements.

164	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Energy: 2.93%

Energy Equipment & Services: 1.29%

Basic Energy Services Incorporated †	5,305	$25,623

Bristow Group Incorporated †	7,642	9,018

C&J Energy Services Incorporated †	12,900	222,783

Cactus Incorporated Class A †	7,475	271,044

Covia Holdings Corporation	9,554	45,477

Dawson Geophysical Corporation †	4,240	15,306

Era Group Incorporated †	4,036	46,495

Exterran Corporation †	7,239	123,570

Forum Energy Technologies Incorporated †	21,174	123,444

FTS International Incorporated †	7,815	80,416

Gulf Island Fabrication Incorporated †	2,612	25,598

Hornbeck Offshore Services Incorporated †	7,435	12,640

Ion Geophysical Corporation †	2,485	32,703

Keane Group Incorporated †	9,665	106,508

Key Energy Services Incorporated †	3,043	7,790

KLX Energy Services †	2,937	77,419

Liberty Oilfield Services Class A	7,158	117,248

Mammoth Energy Services Incorporated	2,799	64,349

Matrix Service Company †	5,465	114,164

McDermott International Incorporated †	37,307	316,363

Natural Gas Services Group Incoporated †	2,489	45,997

NCS Multistage Holdings Incorporated †	2,586	14,249

Newpark Resources Incorporated †	19,243	170,108

Nine Energy Service Incorporated †	3,465	90,852

Oceaneering International Incorporated †	20,926	323,307

Parker Drilling Company †	2,262	543

PHI Incorporated - Non Voting †	2,436	7,576

Pioneer Energy Services Corporation †	16,717	29,589

ProPetro Holding Corporation †	16,503	327,750

RigNet Incorporated †	3,291	50,945

Seacor Holdings Incorporated †	3,313	147,959

Seacor Marine Holdings Incorporated †	4,154	56,993

Select Energy Services Incorporated Class A †	12,518	126,181

Solaris Oilfield Infrastructure Incorporated Class A	5,289	89,913

Superior Energy Services Incorporated †	40,698	190,467

Tetra Technologies Incorporated †	27,639	66,057

		3,576,444

Oil, Gas & Consumable Fuels: 1.64%

Adams Resources & Energy Incorporated	434	17,247

Alta Mesa Resources Incorporated †	19,146	4,940

Arch Coal Incorporated	3,133	291,870

Berry Petroleum Corporation	2,854	36,331

Chaparral Energy Incorporated Class A †	6,684	36,094

Cloud Peak Energy Incorporated †	17,587	9,145

CNX Resources Corporation †	28,588	303,033

Consol Energy Incorporated †	5,049	191,610

Contango Oil & Gas Company †	4,655	15,780

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	165

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

CVR Energy Incorporated	2,943	$119,309

Denbury Resources Incorporated †	90,789	174,315

DHT Holdings Incorporated	16,815	72,641

Dorian Lpg Limited †	6,471	38,179

Earthstone Energy Incorporated Class A †	5,425	35,751

Enlink Midstream LLC	12,179	135,796

Euronav NV	1	8

Evolution Petroleum Corporation	5,897	41,692

Falcon Minerals Corporation	7,580	58,745

Goodrich Petroleum Corporation †	2,043	26,498

Green Plains Renewable Energy Incorporated	7,691	119,980

Gulfport Energy Corporation †	26,160	200,386

Halcon Resources Corporation †	35,781	53,672

Hallador Energy Corporation	3,901	20,948

International Seaways Incorporated †	4,227	70,337

Laredo Petroleum Incorporated †	35,258	120,935

Legacy Reserves Incorporated †	22,521	27,025

Lilis Energy Incorporated †	7,853	14,135

Lonestar Resources US Incorporated Class A †	3,873	17,312

Magnolia Oil & Gas Corporation †	19,859	244,266

Nacco Industries Class A	715	26,148

Navigator Holdings Limited †	5,906	64,198

Overseas Shipholding Group Class A †	14,103	27,783

Pacific Ethanol Incorporated †	7,085	8,219

Par Pacific Holdings Incorporated †	6,478	109,478

Penn Virginia Corporation †	2,391	128,301

Renewable Energy Group Incorporated †	7,278	193,376

Rex American Resources Corporation †	1,089	86,804

Sanchez Energy Corporation †	27,646	6,035

SilverBow Resources Incorporated †	1,369	30,803

Southwestern Energy Company †	133,674	565,441

SRC Energy Incorporated †	51,688	237,765

Talos Energy Incorporated †	3,846	86,343

Vaalco Energy Incorporated †	10,211	23,792

W&T Offshore Incorporated †	20,164	105,054

World Fuel Services Corporation	13,508	374,037

		4,571,557

Financials: 19.24%

Banks: 10.48%

1st Constitution Bancorp	1,349	25,186

1st Source Corporation	1,975	93,911

ACNB Corporation	1,263	49,762

Allegiance Bancshares Incorporated †	4,260	162,988

Amalgamated Bank of New York Class A	6,904	122,270

American National Bankshares Incorporated	1,705	61,039

Ameris Bancorp	10,482	427,351

AMES National Corporation	1,778	49,482

Arrow Financial Corporation	2,723	96,449

The accompanying notes are an integral part of these financial statements.

166	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Banks (continued)

Atlantic Capital Bancshares †	5,083	$98,000

Banc of California Incorporated	9,561	165,597

BancFirst Corporation	3,690	208,042

Bank of Commerce Holdings	3,314	37,614

Bank of Marin Bancorp	2,735	121,708

Bankwell Financial Group Incorporated	1,278	38,685

Banner Corporation	6,344	394,153

Bar Harbor Bankshares	3,029	78,209

Baycom Corporation †	2,090	48,216

BCB Bancorp Incorporated	2,551	33,469

Berkshire Hills Bancorp Incorporated	8,624	270,104

Blue Hills Bancorp Incorporated	4,753	118,255

Boston Private Financial Holdings Incorporated	17,945	213,366

Bridge Bancorp Incorporated	3,678	121,264

Brookline Bancorp Incorporated	16,348	261,241

Bryn Mawr Bank Corporation	4,099	167,075

Business First Bancshares Incorporated	2,343	57,919

Byline Bancorp Incorporated †	4,447	90,897

C&F Financial Corporation	682	35,184

Cadence Bancorp	25,708	513,903

Cambridge Bancorp	798	66,226

Camden National Corporation	3,223	144,552

Capital City Bank Group Incorporated	2,218	54,740

Capstar Financial Holdings Class I	2,289	38,364

Carolina Financial Corporation	4,375	160,213

CB Financial Services Incorporated	965	24,965

CBTX Incorporated	3,832	127,644

CenterState Banks Incorporated	19,844	525,072

Central Pacific Financial Company	5,816	169,711

Central Valley Community Bancorp	2,390	46,533

Century Bancorp Incorporated Class A	567	43,857

Chemung Financial Corporation	723	33,677

Citizens & Northern Corporation	2,371	62,215

City Holding Company	3,021	242,103

Civista Bancshares Incorporated	2,937	62,646

CNB Financial Corporation	3,005	83,539

Codorus Valley Bancorp Incorporated	1,853	42,026

Community Bank System Incorporated	10,253	664,292

Community Bankers Trust Corporation	4,391	35,040

Community Financial Corporation	917	27,565

Community Trust Bancorp	3,153	134,885

ConnectOne Bancorp Incorporated	6,155	132,763

County Bancorp Incorporated	1,064	20,312

Customers Bancorp Incorporated †	5,871	125,581

DNB Financial Corporation	704	27,456

Eagle Bancorp Incorporated †	6,790	401,900

Enterprise Bancorp Incorporated	1,824	57,857

Enterprise Financial Service	4,585	207,150

Equity Bancshares Incorporated Class A †	2,933	99,693

Esquire Financial Holdings Class I †	1,104	25,182

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	167

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Banks (continued)

Evans Bancorp Incorporated	972	$34,652

Farmers & Merchants Banco	2,018	61,771

Farmers Natl Banc Corporation	5,284	77,780

FB Financial Corporation	3,410	120,885

Fidelity D&D Bancorp Incorporated	496	28,882

Fidelity Southern Corporation	4,471	145,665

Financial Institutions Incorporated	3,265	98,407

First Bancorp Incorporated	1,979	52,147

First Bancorp of North Carolina	6,368	249,562

First Bancshares Incorporated	2,592	84,914

First Bank	3,221	37,267

First Busey Corporation	9,380	252,697

First Business Financial Service	1,629	35,936

First Choice Bancorp	1,936	45,109

First Citizens BancShares Corporation Class A	1,210	528,262

First Commonwealth Financial Corporation	20,517	288,469

First Community Bancshares	2,864	102,674

First Community Corporation	1,446	28,992

First Financial Bancorp	19,641	544,645

First Financial Corporation	2,005	88,982

First Financial Northwest	1,615	26,195

First Foundation Incorporated	8,170	124,593

First Guaranty Bancshares Incorporated	1,025	21,412

First Internet Bancorp	2,075	44,820

First Interstate BancSystem Class A	7,649	318,504

First Merchants Corporation	10,309	416,381

First Mid-Illinois Bancshares	2,382	83,156

First Midwest Bancorp Incorporated	22,306	516,384

First Northwest Bancorp	1,805	29,097

First of Long Island Corporation	4,764	111,287

First United Corporation	1,388	24,012

Flushing Financial Corporation	5,531	128,375

Franklin Financial Network	3,001	98,433

FVCBankcorp Incorporated †	2,025	35,944

German American Bancorp	4,636	143,577

Great Southern Bancorp Incorporated	2,498	141,462

Great Western Bancorp Incorporated	12,319	462,578

Guaranty Bancshares Incorporated	1,620	49,831

Hanmi Financial Corporation	6,753	155,859

Harborone Bancorp Incorporated †	2,920	47,100

Hawthorn Bancshares Incorporated	1,043	24,657

Heartland Financial USA Incorporated	6,771	329,003

Heritage Commerce Corporation	8,837	123,453

Heritage Financial Corporation	7,571	249,237

Hilltop Holdings Incorporated	15,046	289,184

Hometrust Bancshares Incorporated	3,357	91,411

Hope Bancorp Incorporated	27,630	402,845

Horizon Bancorp Indiana	7,491	132,366

Howard Bancorp Incorporated †	2,908	38,589

Independent Bank Corporation	4,891	113,716

The accompanying notes are an integral part of these financial statements.

168	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Banks (continued)

Independent Bank Corporation	5,539	$471,535

Independent Bank Group Incorporated	6,869	398,127

International Bancshares Corporation	12,199	497,963

Investar Holding Corporation	1,685	41,013

Lakeland Bancorp Incorporated	9,489	158,751

Lakeland Financial Corporation	5,141	248,413

LCNB Corporation	2,478	42,126

LegacyTexas Financial Group	9,832	410,289

Live Oak Bancshares Incorporated	5,484	88,896

Macatawa Bank Corporation	5,336	58,216

Mackinac Financial Corporation	1,925	30,357

Malvern Bancorp Incorporated †	1,528	31,721

MBT Financial Corporation	3,639	40,284

Mercantile Bank Corporation	3,420	118,435

Metropolitan Bank Holding Corporation †	950	36,604

Mid Penn Bancorp Incorporated	1,457	35,682

Middlefield Banc Corporation	641	26,890

Midland States Bancorp Incorporated	4,119	105,035

Midsouth Bancorp Incorporated	2,843	32,382

Midwestone Financial Group Class I	2,249	69,921

Mutualfirst Financial Incorporated	1,506	47,349

MVB Financial Corporation	2,019	30,891

National Bank Holdings Corporation Class A	5,509	199,040

National Bankshares Incorporated	1,361	53,760

National Commerce Corporation †	3,862	168,731

NBT Bancorp Incorporated	8,653	334,265

Nicolet Bankshares Incorporated †	1,619	92,963

Northeast Bancorp	1,509	30,603

Northrim BanCorp Incorporated	1,413	53,002

Norwood Financial Corporation	1,198	36,707

Oak Valley Bancorp	1,196	21,349

Ohio Valley Banc Corporation	785	28,660

Old Line Bancshares Incorporated	2,780	79,619

Old Point Financial Corporation	749	17,414

Old Second Bancorp Incorporated	5,908	84,366

Opus Bank	4,521	102,943

Origin Bancorp Incorporated	1,140	41,108

Orrstown Financial Services Incorporated	1,730	35,327

Pacific Mercantile Bancorp †	4,485	37,001

Pacific Premier Bancorp Incorporated	13,092	390,796

Park National Corporation	2,778	278,217

Parke Bancorp Incorporated	1,580	35,060

Peapack-Gladstone Financial Corporation	3,662	106,491

Penns Woods Bancorp Incorporated	896	39,299

People S Utah Bancorp	3,268	95,948

Peoples Bancorp Incorporated	3,623	120,791

Peoples Bancorp of North Carolina Incorporated	922	26,000

Peoples Financial Services	1,294	56,613

Plumas Bancorp	785	19,076

Preferred Bank (Los Angeles)	3,006	153,967

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	169

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Banks (continued)

Premier Financial Bancorp	2,250	$37,283

QCR Holdings Incorporated	3,104	110,968

RBB Bancorp	2,994	64,820

Reliant Bancorp Incorporated	1,941	42,586

Renasant Corporation	12,282	470,155

Republic Bancorp Incorporated Class A	2,057	93,059

Republic First Bancorp Incorporated †	9,583	61,331

S&T Bancorp Incorporated	6,956	287,839

Sandy Spring Bancorp Incorporated	7,179	251,768

SB Financial Group Incorporated	1,184	22,200

SB One Bancorp	1,417	33,512

Seacoast Banking Corporation †	10,247	297,368

Select Bancorp Incorporated †	3,540	40,958

ServisFirst Bancshares Incorporated	9,972	348,721

Shore Bancshares Incorporated	2,467	38,855

Sierra Bancorp	2,785	75,056

Simmons First National Corporation Class A	18,256	489,808

Smartfinancial Incorporated †	2,412	47,323

Southern First Bancshares †	1,469	55,969

Southern National Bancorp of Virginia	4,226	66,982

Southside Bancshares Incorporated	6,624	229,985

Stock Yards Bancorp Incorporated	4,239	150,993

Summit Financial Group Incorporated	2,149	52,457

The Bancorp Incorporated †	10,958	99,389

The Bank of Princeton	1,154	37,540

Tompkins Trust Company Incorporated	2,994	240,748

Towne Bank	13,455	370,954

TriCo Bancshares	5,372	216,062

TriState Capital Holdings Incorporated †	5,276	119,290

Triumph Bancorp Incorporated †	4,945	167,487

Trustmark Corporation	12,933	458,863

Two River Bancorp	1,396	22,643

Union Bankshares Corporation	15,787	561,544

Union Bankshares Incorporated	662	30,783

United Community Bank	16,000	443,040

United Security Bancshare	2,672	28,858

Unity Bancorp Incorporated	1,534	33,886

Univest Corporation of Pennsylvania	5,814	154,129

Veritex Holdings Incorporated	9,343	261,697

Washington Trust Bancorp	2,879	150,860

WesBanco Incorporated	10,975	465,669

West Bancorporation	2,850	65,892

Westamerica Bancorporation	5,406	347,498

		29,137,081

Capital Markets: 1.93%

Ares Management Corporation Class A	14,711	347,474

Artisan Partners Asset Management Incorporated Class A	10,848	285,302

Associated Capital Group Class A	581	24,710

The accompanying notes are an integral part of these financial statements.

170	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Capital Markets (continued)

B. Riley Financial Incorporated	3,257	$55,499

Blucora Incorporated †	9,050	243,355

BrightSphere Investment Group Incorporated	17,367	245,743

Cohen & Steers Incorporated	4,163	173,847

Cowen Incorporated †	5,533	85,651

Diamond Hill Investment Group	738	104,766

Donnelley Financial Solutions †	6,718	95,463

Federated Investors Incorporated Class B	19,134	569,237

Focus Financial Partners Class A †	3,880	146,858

Gain Capital Holdings Incorporated	4,517	31,167

Gamco Investors Incorporated Class A	1,023	20,951

Greenhill & Company Incorporated	2,789	65,653

Hamilton Lane Incorporated Class A	3,463	161,653

Houlihan Lokey Incorporated	6,791	312,250

Intl Fcstone Incorporated †	2,922	127,107

Investment Technology Group Incorporated	6,089	184,070

Ladenburg Thalmann Financial Services Incorporated	20,104	59,106

Moelis Company Class A	9,489	423,304

Morningstar Incorporated	3,925	496,748

PJT Partners Incorporated Class A	3,929	181,638

Pzena Investment Managm Class A	3,537	35,229

Siebert Financial Corporation †	1,888	23,789

Victory Capital Holding Class A †	2,603	32,772

Virtu Financial Incorporated Class A	12,495	314,124

Virtus Investment Partners Incorporated	1,432	146,508

Waddell & Reed Financial Incorporated Class A	16,046	297,011

Westwood Holdings Group Incorporated	1,614	62,381

		5,353,366

Consumer Finance: 0.44%

Curo Group Holdings Corporation †	3,151	34,724

Elevate Credit Incorporated †	5,940	26,017

Encore Capital Group Incorporated †	7,012	239,810

Enova International Incorporated †	6,270	160,010

Ezcorp Incorporated †	9,522	93,030

Nelnet Incorporated Class A	2,643	144,889

PRA Group Incorporated †	10,112	325,505

Regional Management Corporation †	1,792	48,724

World Acceptance Corporation †	1,313	161,499

		1,234,208

Diversified Financial Services: 0.24%

Cannae Holdings Incorporated †	13,194	302,406

FGL Holdings	31,806	263,990

Marlin Business Services Incorporated	1,748	41,148

On Deck Capital Incorporated †	11,654	71,556

Schulman Incorporated Class A †‡(a)	6,818	2,952

		682,052

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	171

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Insurance: 2.48%

Ambac Financial Group Incorporated †	9,422	$186,273

American National Insurance Company	1,493	219,755

Amerisafe Incorporated	3,709	234,075

Argo Group International Holdings Limited	6,420	446,254

Atlas Financial Holdings Incorporated †	1,997	18,133

Crawford & Company Class A	3,060	30,722

Crawford & Company Class B	2,293	23,572

Donegal Group Incorporated Class A	2,302	31,008

EMC Insurance Group Incorporated	1,715	54,760

Employers Holdings Incorporated	6,576	273,956

FBL Financial Group Incorporated	1,934	135,129

FedNat Holding Company	2,269	41,409

Genworth Financial Incorporated Class A †	103,659	401,160

Goosehead Insurance Incorporated Class A †	1,832	57,800

Hallmark Financial Services Incorporated †	2,645	27,640

HCI Group Incorporated	1,419	65,501

Health Insurance Innovations Incorporated Class A †	2,918	108,579

Heritage Insurance Holdings Incorporated	4,832	72,093

Horace Mann Educators Corporation	8,277	324,376

Independence Holding Company	942	35,975

Investors Title Company	253	43,114

James River Group Holdings Limited	5,748	236,185

Kingstone Company Incorporated	1,778	29,888

Kinsale Capital Group Incorporated	3,772	251,819

Maiden Holdings Limited	15,088	18,558

Mercury General Corporation	5,428	287,521

National General Holdings Corporation	12,179	314,340

National Western Life Group Class A	443	136,444

NI Holdings Incorporated †	1,816	27,403

ProAssurance Corporation	11,157	452,974

Protective Insurance Corporation Class B	1,872	39,518

RLI Corporation	8,533	601,747

Safety Insurance Group Incorporated	2,846	254,262

State Auto Financial Corporation	3,264	109,899

Stewart Information Services Corporation	4,511	193,657

The Navigators Group Incorporated	5,141	358,739

Tiptree Incorporated	4,999	30,644

Trupanion Incorporated †	5,864	177,972

United Fire Group Incorporated	4,218	205,585

United Insurance Holdings Company	4,141	67,830

Universal Insurance Holdings Company	6,856	267,658

		6,893,927

Mortgage REITs: 1.21%

AG Mortgage Investment Trust Incorporated	5,473	97,310

Anworth Mortgage Asset Corporation	18,490	78,767

Apollo Commercial Real Estate Finance Incorporated	23,889	433,824

Arbor Realty Trust Incorporated	11,994	155,202

Ares Commercial Real Estate	4,934	75,293

Arlington Asset Investment Class A	5,567	46,150

The accompanying notes are an integral part of these financial statements.

172	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Mortgage REITs (continued)

ARMOUR Residential REIT Incorporated	8,095	$162,305

Capstead Mortgage Corporation	18,245	151,434

Cherry Hill Mortgage Investment REIT	2,881	53,414

Dynex Capital Incorporated	10,468	63,855

Ellington Residential Mortgage REIT	1,833	21,556

Exantas Capital Corporation REIT	5,858	63,559

Granite Point Mortgage Trust Incorporated	8,202	156,002

Great Ajax Corporation REIT	2,972	39,320

Invesco Mortgage Capital Incorporated	21,582	343,585

KKR Real Estate Finance Trust	3,925	79,952

Ladder Capital Corporation	17,349	318,354

New York Mortgage Trust Incorporated	26,981	161,886

Owens Realty Mortgage Incorporated	1,557	35,671

PennyMac Mortgage Investment Trust	11,628	236,979

Ready Capital Corporation	3,508	56,584

Redwood Trust Incorporated	16,288	249,206

Tpg Re Finance Trust Incorporated	9,758	195,355

Western Asset Mortgage Capital REIT	9,215	92,426

		3,367,989

Thrifts & Mortgage Finance: 2.46%

Axos Financial Incorporated †	11,383	367,443

BankFinancial Corporation	2,683	41,962

Beneficial Bancorp Incorporated	13,565	218,668

Bridgewater Bancshares Incorporated †	3,925	43,803

BSB Bancorp Incorporated †	1,785	63,011

Capitol Federal Financial Incorporated	27,519	367,929

Dime Community Bancshares	6,432	128,511

Entegra Financial Corporation †	1,461	35,108

Essa Bancorp Incorporated	1,818	29,070

Federal Agricultural Mortgage Corporation Class C	1,763	144,337

First Defiance Financial Corporation	4,083	126,328

Flagstar Bancorp Incorporated	6,540	213,596

FS Bancorp Incorporated	659	34,169

Greene County Bancorp Incorporated	685	21,578

Hingham Institution For Savings Corporation	274	53,649

Home Bancorp Incorporated	1,553	54,930

Homestreet Incorporated †	5,657	157,830

Kearny Financial Corporation	17,740	241,087

Luther Burbank Corporation	3,376	35,313

Merchants Bancorp Incorporated	3,543	73,872

Meridian Bancorp Incorporated	9,864	160,685

Meta Financial Group Incorporated	7,705	179,912

MMA Capital Management LLC †	872	24,721

Mr. Cooper Group Incorporated †	15,494	211,493

NewStar Financial Incorporated †(a)	9,129	0

NMI Holdings Incorporated Class A †	13,053	315,230

Northfield Bancorp Incorporated	8,726	130,105

Northwest Bancshares Incorporated	19,239	357,845

OceanFirst Financial Corporation	8,553	215,536

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	173

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Thrifts & Mortgage Finance (continued)

Ocwen Financial Corporation †	29,469	$63,064

OP Bancorp	2,592	23,535

Oritani Financial Corporation	8,034	144,210

PCSB Financial Corporation	3,220	65,463

PDL Community Bancorp †	1,608	21,049

PennyMac Financial Services Incorporated	3,960	92,347

Provident Bancorp Incorporated †	943	21,717

Provident Financial Holdings	1,079	21,871

Provident Financial Services Incorporated	12,623	346,501

Prudential Bancorp Incorporated	1,275	23,167

Riverview Bancorp Incorporated	4,277	33,104

Si Financial Group Incorporated	2,079	30,665

Southern Missouri Bancorp	1,396	50,507

Standard AVB Financial Corporation	812	24,352

Sterling Bancorp Incorporated	3,294	33,236

Territorial Bancorp Incorporated	1,589	44,651

Timberland Bancorp Incorporated	1,570	48,042

Trustco Bank Corporation	20,009	169,476

United Community Financial Corporation	10,056	100,761

United Financial Bancorp Incorporated	10,084	156,605

Walker & Dunlop Incorporated	6,101	340,436

Washington Federal Incorporated	16,851	516,989

Waterstone Financial Incorporated	5,020	84,537

Western New England Bancorp	5,312	52,164

WSFS Financial Corporation	6,312	273,183

		6,829,353

Health Care: 10.88%

Biotechnology: 3.18%

Achaogen Incorporated †	6,281	4,554

Acorda Therapeutics Incorporated †	11,605	171,058

ADMA Biologics Incorporated †	5,892	24,098

Aeglea BioTherapeutics Incorporated †	3,486	29,143

AgeX Therapeutics Incorporated †	3,240	13,770

Akebia Therapeutics Incorporated †	7,640	55,619

Albireo Pharma Incorporated †	1,403	39,452

Aldeyra Therapeutics Incorporated †	4,260	34,421

Allogene Therapeutics Incorporated †	4,530	143,556

AMAG Pharmaceuticals Incorporated †	6,694	99,674

Anavex Life Sciences Corporation †	8,997	19,254

Anika Therapeutics Incorporated †	3,076	100,370

Aptinyx Incorporated †	1,218	6,455

Arcus Biosciences Incorporated †	5,135	60,542

Ardelyx Incorporated †	9,196	25,841

Arqule Incorporated †	20,971	68,575

Athenex Incorporated †	7,183	94,600

Athersys Incorporated †	21,845	32,549

Aveo Pharmaceuticals Incorporated †	23,448	12,650

Avid Bioservices Incorporated †	10,005	38,919

The accompanying notes are an integral part of these financial statements.

174	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)

Biospecifics Technologies †	1,013	$70,353

Calithera Biosciences Incorporated †	5,518	30,625

CareDx Incorporated †	5,511	171,502

Casi Pharmaceuticals Incorporated †	6,881	22,570

Catalyst Biosciences Incorporated †	2,326	19,818

Celcuity Incorporated †	1,324	29,525

Chemocentryx Incorporated †	7,561	81,281

Cohbar Incorporated †	5,637	17,926

Conatus Pharmaceuticals Incorporated †	14,543	28,213

Concert Pharmaceuticals Incorporated †	4,154	63,099

Contrafect Corporation †	16,451	7,750

Corbus Pharmaceuticals Holdings †	9,212	63,931

Crinetics Pharmaceuticals Incorporated †	1,211	28,943

Cti Biopharma Corporation †	9,171	9,354

Cue Biopharma Incorporated †	2,533	16,211

CytomX Therapeutics Incorporated †	7,687	86,248

Eagle Pharmaceuticals Incorporated †	2,654	132,886

Eiger BioPharmaceuticals Incorporated †	2,965	39,138

Emergent BioSolutions Incorporated †	9,256	540,088

Enanta Pharmaceuticals Incorporated †	3,011	308,748

Fate Therapeutics Incorporated †	7,917	124,376

Genomic Health Incorporated †	4,182	317,707

Halozyme Therapeutics Incorporated †	25,899	446,758

Infinity Pharmaceuticals Incorporated †	8,254	12,959

Inovio Pharmaceuticals Incorporated †	16,791	61,455

Insys Therapeutics Incorporated †	6,955	43,747

Invitae Corporation †	13,555	272,727

Ironwood Pharmaceuticals Incorporated †	31,830	453,259

Jounce Therapeutics Incorporated †	3,626	16,136

Kadmon Holdings Incorporated †	23,518	69,848

KalVista Pharmaceuticals Incorporated †	1,371	31,094

Kindred Biosciences Incorporated †	6,656	72,018

Kiniksa Pharmaceuticals Limited Class A †	990	17,771

Krystal Biotech Incorporated †	1,558	34,837

Macrogenics Incorporated †	9,167	183,340

Mannkind Corporation †	28,137	50,365

Medicinova Incorporated †	6,648	60,829

Mei Pharma Incorporated †	15,632	45,020

Minerva Neurosciences Incorporated †	6,289	49,872

Miragen Therapeutics Incorporated †	4,532	12,690

Momenta Pharmaceuticals Incorporated †	12,467	175,660

Myovant Sciences Limited †	3,974	87,428

Myriad Genetics Incorporated †	14,265	442,643

Natera Incorporated †	8,102	128,336

Ophthotech Corporation †	9,093	12,912

OPKO Health Incorporated †	70,677	180,226

Organovo Holdings Incorporated †	18,239	19,333

Osiris Therapeutics Incorporated †	3,248	56,548

Palatin Technologies Incorporated †	38,634	38,170

PDL BioPharma Incorporated †	27,962	101,502

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	175

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)

Pfenex Incorporated †	4,960	$22,270

Pieris Pharmaceuticals Incorporated †	10,464	31,392

Principia Biopharma Incorporated †	882	31,240

Protagonist Therapeutics Incorporated †	2,811	22,544

Proteostasis Therapeutics Incorporated †	5,045	20,785

PTC Therapeutics Incorporated †	9,129	315,316

Recro Pharma Incorporated †	2,686	23,073

REGENXBIO Incorporated †	7,217	373,335

Repligen Corporation †	8,034	478,184

Retrophin Incorporated †	7,871	177,570

Rocket Pharmaceuticals Incorporated †	4,157	72,373

Savara Incorporated †	6,026	41,459

Sorrento Therapeutics Incorporated †	18,212	36,970

Spring Bank Pharmaceuticals †	2,695	28,028

Syndax Pharmaceuticals Incorporated †	3,641	22,465

Synergy Pharmaceuticals Incorporated †	61,586	4,939

Synlogic Incorporated †	3,766	32,727

T2 Biosystems Incorporated †	6,445	27,971

Tyme Technologies Incorporated †	6,094	14,808

Unum Therapeutics Incorporated †	3,962	16,839

Vanda Pharmaceuticals Incorporated †	8,786	177,829

Veracyte Incorporated †	6,048	122,230

Vericel Corporation †	8,027	150,185

Viking Therapeutics Incorporated †	13,578	114,191

XOMA Corporation †	1,236	17,378

		8,838,976

Health Care Equipment & Supplies: 2.58%

Accuray Incorporated †	17,249	83,140

AngioDynamics Incorporated †	6,980	156,422

Antares Pharma Incorporated †	31,396	112,712

Apyx Medical Corporation †	5,341	37,494

Atricure Incorporated †	7,460	238,272

Atrion Corporation	277	217,824

Avanos Medical Incorporated †	9,156	431,064

Axogen Incorporated †	7,161	132,192

BioLife Solutions Incorporated †	2,416	46,049

Cardiovascular Systems Incorporated †	6,863	242,744

CONMED Corporation	5,150	396,035

CryoLife Incorporated †	6,854	202,741

Cryoport Incorporated †	5,565	63,998

Cutera Incorporated †	2,778	47,559

Cytosorbents Corporation †	5,622	45,426

Endologix Incorporated †	21,084	10,987

Fonar Corporation †	1,275	27,604

Glaukos Corporation †	6,331	469,570

Heska Corporation †	1,386	113,361

Integer Holdings Corporation †	6,350	577,596

Intricon Corporation †	1,786	48,079

The accompanying notes are an integral part of these financial statements.

176	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies (continued)

Invacare Corporation	6,468	$62,934

IRadimed Corporation †	990	24,750

Lantheus Holdings Incorporated †	7,379	168,610

Lemaitre Vascular Incorporated	3,164	94,667

Meridian Diagnostics Incorporated	8,330	142,193

Misonix Incorporated †	1,311	25,827

Natus Medical Incorporated †	6,811	188,188

Neuronetics Incorporated †	1,186	20,696

Nuvectra Corporation †	3,790	47,640

OraSure Technologies Incorporated †	12,096	130,032

Orthopediatrics Corporation †	1,358	55,827

Oxford Immunotec Global plc †	5,056	84,385

Quidel Corporation †	7,817	512,483

RTI Biologics Incorporated †	11,371	56,628

Seaspine Holdings Corporation †	3,322	50,959

STAAR Surgical Company †	9,032	332,378

Surmodics Incorporated †	2,608	152,177

Tactile Systems Technology Class I †	3,180	241,712

Tandem Diabetes Care Incorporated †	9,733	638,193

Utah Medical Products Incorporated	725	61,538

Varex Imaging Corporation †	7,873	247,527

Viewray Incorporated †	15,189	128,803

		7,169,016

Health Care Providers & Services: 2.10%

AAC Holdings Incorporated †	1,739	4,434

Addus Homecare Corporation †	1,888	126,892

Amedisys Incorporated †	4,704	584,707

American Renal Associates Holdings †	2,632	32,874

Apollo Medical Holdings Incorporated †	4,384	85,663

BioScrip Incorporated †	24,915	80,974

Civitas Solutions Incorporated †	3,103	55,109

CorVel Corporation †	1,992	134,062

Cross Country Healthcare Incorporated †	7,671	67,045

Diplomat Pharmacy Incorporated †	12,251	79,019

Ensign Group Incorporated	9,114	450,687

LHC Group Incorporated †	5,733	628,853

Magellan Health Services Incorporated †	4,364	297,232

National Healthcare Corporation	2,039	165,995

National Research Corporation Class A	2,215	86,230

Owens & Minor Incorporated	13,896	86,711

Patterson Companies Incorporated	17,386	392,054

PetIQ Incorporated †	3,114	93,763

Premier Incorporated Class A †	10,354	378,749

Providence Service Corporation †	2,362	168,458

Psychemedics Corporation	1,180	23,081

Quorum Health Corporation †	6,692	18,671

R1 RCM Incorporated †	17,427	172,353

RadNet Incorporated †	7,729	105,424

Select Medical Holdings Corporation †	21,326	316,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	177

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services (continued)

Surgery Partners Incorporated †	3,733	$46,737

Tenet Healthcare Corporation †	21,551	615,928

Tivity Health Incorporated †	11,451	245,051

U.S. Physical Therapy Incorporated	2,545	280,561

		5,823,368

Health Care Technology: 0.93%

Allscripts Healthcare Solutions Incorporated †	36,776	394,239

Computer Programs & Systems Incorporated	2,597	85,545

HealthStream Incorporated	4,867	135,303

HMS Holdings Corporation †	14,692	506,286

Inovalon Holdings Incorporated Class A †	14,294	187,823

NextGen Healthcare Incorporated †	10,230	179,025

Omnicell Incorporated †	8,113	689,199

OptimizeRx Corporation †	1,774	25,475

Simulations Plus Incorporated	2,279	46,742

Tabula Rasa Healthcare Incorporated †	3,109	171,337

Vocera Communications Incorporated †	5,186	171,864

		2,592,838

Life Sciences Tools & Services: 0.59%

Cambrex Corporation †	7,047	291,323

Chromadex Corporation †	7,753	27,058

Codexis Incorporated †	10,592	228,999

Enzo Biochem Incorporated †	8,625	29,153

Harvard Bioscience Incorporated †	6,984	28,076

Luminex Corporation	8,685	221,294

Medpace Holdings Incorporated †	5,474	300,796

Nanostring Technologies Incorporated †	4,907	124,981

Neogenomics Incorporated †	19,941	390,844

		1,642,524

Pharmaceuticals: 1.50%

AcelRx Pharmaceuticals Incorporated †	12,047	40,478

Adamis Pharmaceuticals Corporation †	8,896	26,332

Akorn Incorporated †	28,272	114,502

Amneal Pharmaceuticals Incorporated †	23,245	314,505

Amphastar Pharmaceuticals Incorporated †	6,869	170,695

ANI Pharmaceuticals Incorporated †	1,684	110,790

Aquestive Therapeutics Incorporated †	3,225	25,961

Arvinas Incorporated †	1,745	33,783

Assertio Therapeutics Incorporated †	13,763	56,979

BioDelivery Sciences International Incorporated †	9,221	44,906

Collegium Pharmaceutical Incorporated †	5,571	97,994

Corcept Therapeutics Incorporated †	15,899	198,261

Corium International Incorporated †‡(a)	6,709	1,208

Cormedix Incorporated †	15,573	25,540

Cymabay Therapeutics Incorporated †	10,527	124,324

Dova Pharmaceuticals Incorporated †	2,352	18,063

The accompanying notes are an integral part of these financial statements.

178	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Pharmaceuticals (continued)

Durect Corporation †	34,405	$27,177

Eloxx Pharmaceuticals Incorporated †	4,464	57,362

Eyepoint Pharmaceuticals Incorporated †	8,863	23,044

Innovate Biopharmaceuticals †	3,674	7,642

Innoviva Incorporated †	13,294	208,716

Intersect ENT Incorporated †	5,378	182,798

Lannett Company Incorporated †	6,865	64,600

Mallinckrodt plc †	17,718	442,241

Neos Therapeutics Incorporated †	4,438	10,163

Pacira Pharmaceuticals Incorporated †	7,797	321,080

Phibro Animal Health Corporation Class A	4,050	118,665

Prestige Brands Holdings Incorporated †	11,419	334,120

Reata Pharmaceuticals Incorporated Class A †	3,562	336,039

Siga Technologies Incorporated †	10,103	68,498

Strongbridge Biopharma plc †	9,342	49,699

Supernus Pharmaceuticals Incorporated †	12,493	510,214

Teligent Incorporated †	9,566	15,114

		4,181,493

Industrials: 14.73%

Aerospace & Defense: 0.72%

AAR Corporation	6,605	241,281

Aerojet Rocketdyne Holdings †	12,925	481,456

AeroVironment Incorporated †	4,324	344,493

Astronics Corporation	4,303	154,779

Cubic Corporation	5,317	328,059

Ducommun Incorporated †	2,065	87,618

KEYW Holding Corporation †	9,793	72,468

National Presto Industries Incorporated	1,005	112,701

Sparton Corporation †	1,463	27,036

Vectrus Incorporated †	2,379	64,138

Wesco Aircraft Holdings Incorporated †	10,369	88,033

		2,002,062

Air Freight & Logistics: 0.52%

Air Transport Services Group †	11,121	258,786

Atlas Air Worldwide Holdings Incorporated †	5,046	271,172

Echo Global Logistics Incorporated †	6,375	153,128

Forward Air Corporation	6,238	403,287

Hub Group Incorporated Class A †	7,157	307,608

Radiant Logistics Incorporated †	7,422	47,427

		1,441,408

Airlines: 0.25%

Allegiant Travel Company	2,344	309,642

Hawaiian Holdings Incorporated	13,029	387,613

		697,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	179

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Building Products: 1.37%

Advanced Drainage Systems Incorporated	7,773	$197,590

American Woodmark Corporation †	3,407	290,276

Apogee Enterprises Incorporated	5,848	208,715

Armstrong Flooring Incorporated †	4,543	65,147

Armstrong World Industries Incorporated	9,365	685,331

Continental Building Product †	6,982	201,291

CSW Industrials Incorporated †	3,121	177,210

Gibraltar Industries Incorporated †	6,378	258,309

Griffon Corporation	8,846	157,813

Insteel Industries Incorporated	3,727	84,789

NCI Building Systems Incorporated †	8,602	60,386

Patrick Industries Incorporated †	5,274	238,438

PGT Incorporated †	11,863	178,894

Quanex Building Products Corporation	7,740	133,051

Simpson Manufacturing Company Incorporated	8,543	511,982

Universal Forest Products Incorporated	12,008	371,888

		3,821,110

Commercial Services & Supplies: 2.62%

ABM Industries Incorporated	14,560	519,210

ACCO Brands Corporation	22,843	212,440

Advanced Disposal Services Incorporated †	14,785	392,098

Arc Document Solutions Incorporated †	7,846	18,595

Brady Corporation Class A	9,264	438,280

BrightView Holdings Incorporated †	5,304	71,604

Casella Waste Systems Incorporated Class A †	8,130	286,826

Ceco Environmental Corporation †	5,973	45,514

Covanta Holding Corporation	23,176	393,528

Ennis Incorporated	5,358	113,590

Healthcare Services Group Incorporated	15,197	580,221

Heritage Crystal Clean Incorporated †	3,578	86,444

Herman Miller Incorporated	11,950	438,326

HNI Corporation	8,946	345,584

Interface Incorporated	11,750	208,563

Kimball International Incorporated Class B	7,424	116,483

Knoll Incorporated	10,118	214,097

LSC Communications Incorporated	7,574	64,076

Matthews International Corporation Class A	6,096	242,438

McGrath RentCorp	4,534	271,315

Multi-Color Corporation	3,087	153,887

NRC Group Holdings Corporation †	4,940	42,533

Pitney Bowes Incorporated	36,903	265,333

Quad Graphics Incorporated	7,326	106,886

RR Donnelley & Sons Company	16,273	87,549

SP Plus Corporation †	4,662	160,373

Steelcase Incorporated Class A	16,853	295,096

TEAM Incorporated †	5,933	92,673

UniFirst Corporation	3,178	457,060

US Ecology Incorporated	4,867	279,268

The accompanying notes are an integral part of these financial statements.

180	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies (continued)

Viad Corporation	4,007	$232,005

VSE Corporation	1,507	53,272

		7,285,167

Construction & Engineering: 0.82%

Ameresco Incorporated Class A †	3,383	55,380

Argan Incorporated	3,070	142,755

Comfort Systems Incorporated	7,577	406,279

Construction Partners Incorporated Class A †	2,544	31,444

Goldfield Corporation †	3,947	10,578

Great Lakes Dredge & Dock Company †	10,251	91,234

HC2 Holdings Incorporated †	7,524	23,701

IES Holdings Incorporated †	1,621	29,794

KBR Incorporated	29,267	578,316

MYR Group Incorporated †	3,350	112,359

Northwest Pipe Company †	1,799	44,381

Nv5 Global Incorporated †	2,191	173,659

Orion Marine Group Incorporated †	5,417	23,022

Primoris Services Corporation	9,125	213,251

Sterling Construction Company Incorporated †	5,745	83,934

Tutor Perini Corporation †	8,008	150,711

WillScot Corporation †	9,458	96,377

		2,267,175

Electrical Equipment: 0.67%

Allied Motion Technologies	1,444	60,143

American Superconductor Corporation †	2,626	38,944

Atkore International Incorporated †	8,738	201,848

AZZ Incorporated	5,600	257,712

Babcock & Wilcox Enterprises Incorporated †	30,163	19,334

Bloom Energy Corporation Class A †	3,306	47,838

Encore Wire Corporation	3,961	234,650

GrafTech International Limited	17,943	258,738

LSI Industries Incorporated	5,038	16,928

Powell Industries Incorporated	1,986	63,731

Preformed Line Products Company	448	26,746

Sunrun Incorporated †	18,089	280,560

Thermon Group Holdings Incorporated †	6,336	157,640

TPI mposites Incorporated †	4,966	150,023

Vivint Solar Incorporated †	6,691	34,994

		1,849,829

Electronic Equipment, Instruments & Components: 0.07%

ScanSource Incorporated †	5,116	192,106

Industrial Conglomerates: 0.10%

Raven Industries Incorporated	7,271	290,258

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	181

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Machinery: 3.61%

Alamo Group Incorporated	1,993	$191,408

Albany International Corporation Class A	5,706	442,500

Astec Industries Incorporated	4,434	169,201

Blue Bird Corporation †	3,359	62,477

Briggs & Stratton Corporation	8,807	115,460

Circor International Incorporated †	4,317	136,115

Columbus McKinnon Corporation	4,883	182,868

Commercial Vehicle Group Incorporated †	5,933	47,464

DMC Global Incorporated	2,150	101,007

Douglas Dynamics Incorporated	4,228	178,337

Eastern Company	1,001	29,129

EnPro Industries Incorporated	4,369	299,670

ESCO Technologies Incorporated	5,053	349,617

Evoqua Water Technologies Company †	11,105	150,806

Federal Signal Corporation	12,605	309,831

Foster Company Class A †	1,853	32,075

Franklin Electric Company Incorporated	8,097	430,841

Freightcar America Incorporated	2,747	21,289

Gencor Industries Incorporated †	1,781	23,705

Global Brass & Copper Holdings Incorporated	4,847	163,586

Gorman Rupp Company	4,097	138,520

Graham Corporation	1,992	45,119

Harsco Corporation †	19,399	434,150

Hillenbrand Incorporated	11,545	511,328

Hurco Companies Incorporated	1,240	53,171

Hyster Yale Materials Handeling Incorporated	1,899	128,486

Kadant Incorporated	2,206	192,915

Lindsay Manufacturing Company	2,086	192,892

Lydall Incorporated †	3,483	98,046

Manitex International Incorporated †	2,886	22,049

Meritor Incorporated †	15,736	350,598

Milacron Holdings Corporation †	14,730	206,073

Miller Industries Incorporated	2,163	73,347

Mueller Industries Incorporated	10,681	353,007

Mueller Water Products Incorporated Class A	31,195	325,676

NN Incorporated	8,358	82,828

Omega Flex Incorporated	574	42,419

Park Ohio Holdings Corporation	1,853	58,907

REV Group Incorporated	6,121	54,110

Spartan Motors Incorporated	6,734	61,549

SPX Corporation †	8,867	322,404

Standex International Corporation	2,722	223,231

Tennant Company	3,485	220,252

The Greenbrier Companies Incorporated	7,021	289,616

The Timken Company	13,920	603,989

Titan International Incorporated	11,428	71,539

Trimas Corporation †	9,234	298,535

Twin Disc Incorporated †	2,554	45,180

Wabash National Corporation	12,190	180,900

The accompanying notes are an integral part of these financial statements.

182	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Machinery (continued)

Watts Water Technologies Incorporated	5,528	$445,225

Welbilt Incorporated †	30,050	479,899

		10,043,346

Marine: 0.13%

Genco Shipping & Trading Limited †	3,004	24,453

Matson Incorporated	8,953	323,293

		347,746

Professional Services: 1.59%

Acacia Research-Acacia Technologies †	9,034	27,554

Barrett Business Services Incorporated	1,540	120,952

BG Staffing Incorporated	1,754	43,762

CBIZ Incorporated †	10,679	220,308

CRA International Incorporated	1,545	77,188

Exponent Incorporated	9,792	554,521

Forrester Research Incorporated	2,067	103,763

Franklin Covey Company †	1,822	47,408

FTI Consulting Incorporated †	8,152	604,552

GP Strategies Corporation †	2,451	41,030

Heidrick & Struggles International Incorporated	3,814	164,422

Hill International Incorporated †	9,566	31,568

Huron Consulting Group Incorporated †	4,452	203,991

ICF International Incorporated	3,546	267,794

InnerWorkings Incorporated †	10,031	48,650

Kelly Services Incorporated Class A	6,682	161,237

Kforce Incorporated	4,753	175,909

Mistras Group Incorporated †	3,727	58,812

Navigant Consulting Incorporated	9,083	187,019

Resources Connection Incorporated	6,269	108,893

TriNet Group Incorporated †	9,051	554,736

TrueBlue Incorporated †	7,957	183,170

Upwork Incorporated †	3,051	72,278

WageWorks Incorporated †	8,655	284,750

Willdan Group Incorporated †	2,002	75,836

		4,420,103

Road & Rail: 0.67%

Arcbest Corporation	5,402	188,152

Covenant Transport Incorporated Class A †	2,736	62,408

Daseke Incorporated †	9,916	47,101

Heartland Express Incorporated	9,382	188,484

Marten Transport Limited	8,381	156,306

P.A.M. Transportation Services Incorporated †	492	24,925

Saia Incorporated †	5,448	360,440

Schneider National Incorporated Class B	15,215	333,056

Universal Truckload Services	1,899	42,063

US Xpress Enterprises Incorporated Class A †	5,449	47,679

USA Truck Incorporated †	1,979	34,039

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	183

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Road & Rail (continued)

Werner Enterprises Incorporated	9,546	$329,623

YRC Worldwide Incorporated †	7,750	59,443

		1,873,719

Trading Companies & Distributors: 1.59%

Applied Industrial Technologies Incorporated	8,126	472,446

Bluelinx Holdings Incorporated †	1,871	59,947

BMC Stock Holdings Incorporated †	13,593	260,034

CAI International Incorporated †	3,895	91,766

DXP Enterprises Incorporated †	3,099	109,612

EVI Industries Incorporated	922	37,341

Foundation Building Material †	3,586	39,876

General Finance Corporation †	3,121	33,707

GMS Incorporated †	7,740	151,317

Houston Wire & Cable Company †	3,103	17,532

Kaman Corporation	5,248	323,172

Lawson Products Incorporated †	863	27,245

MRC Global Incorporated †	17,883	301,507

Nexeo Solutions Incorporated †	6,332	62,877

NOW Incorporated †	22,127	319,293

Rush Enterprises Incorporated	6,904	289,416

SiteOne Landscape Supply Incorporated †	8,723	468,512

Systemax Incorporated	2,423	49,090

Titan Machinery Incorporated †	3,940	75,687

Transcat Incorporated †	1,375	31,625

Univar Incorporated †	24,454	552,905

Veritiv Corporation †	3,210	92,737

WESCO International Incorporated †	9,736	530,125

Willis Lease Finance Corporation †	672	28,264

		4,426,033

Information Technology: 10.52%

Communications Equipment: 1.17%

ADTRAN Incorporated	9,570	143,741

Aerohive Networks Incorporated †	7,465	37,698

Applied Optoelectronics Incorporated †	3,684	49,734

Calamp Corporation †	7,733	107,489

Calix Networks Incorporated †	8,902	72,996

Casa Systems Incorporated †	6,219	63,372

Clearfield Incorporated †	2,317	33,643

Comtech Telecommunications Corporation	4,401	116,627

Digi International Incorporated †	5,206	68,719

Echostar Corporation †	9,695	373,839

Emcore Corporation †	5,018	20,574

Extreme Networks Incorporated †	23,202	190,720

Harmonic Incorporated †	16,171	89,264

Inseego Corporation †	8,050	42,987

InterDigital Incorporated	6,926	482,950

KVH Industries Incorporated †	3,092	35,125

The accompanying notes are an integral part of these financial statements.

184	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Communications Equipment (continued)

NETGEAR Incorporated	6,259	$224,385

PCTEL Incorporated	3,521	17,992

Plantronics Incorporated	7,344	368,963

Quantenna Communications Incorporated †	4,614	83,744

Ribbon Communications Incorporated †	9,862	50,789

Tessco Technologies Incorporated	1,346	22,209

Viavi Solutions Incorporated †	42,756	561,386

		3,258,946

Electronic Equipment, Instruments & Components: 1.96%

Anixter International Incorporated †	5,755	337,703

AVX Corporation	9,426	171,553

Badger Meter Incorporated	5,653	332,623

Bel Fuse Incorporated Class B	2,125	51,956

Benchmark Electronics Incorporated	9,439	258,629

Control4 Corporation †	5,587	100,622

CTS Corporation	6,510	209,101

Daktronics Incorporated	7,603	61,736

Eplus Incorporated †	2,836	253,652

ID Systems Incorporated †	2,928	20,935

Insight Enterprises Incorporated †	7,067	394,480

Iteris Incorporated †	5,885	25,423

Kemet Corporation	10,818	205,001

Kimball Electronics Incorporated †	5,347	82,879

Mesa Laboratories Incorporated	695	159,913

MicroVision Incorporated †	24,737	28,200

MTS Systems Corporation	3,837	204,512

Napco Security Technologies Incorporated †	2,343	50,351

nLight Incorporated †	2,346	50,181

OSI Systems Incorporated †	3,116	270,625

Par Technology Corporation †	1,721	46,415

Park Electrochemical Corporation	3,648	63,439

PC Connection Incorporated	2,302	92,632

PC Mall Incorporated †	1,856	62,343

Plexus Corporation †	6,667	411,754

Sanmina Corporation †	11,787	376,477

Tech Data Corporation †	7,669	783,885

TTM Technologies Incorporated †	21,658	262,495

Vishay Precision Group †	2,145	74,775

		5,444,290

IT Services: 1.82%

Brightcove Incorporated †	5,885	52,200

Carbonite Incorporated †	6,455	150,208

Cardtronics Incorporated Class A †	6,148	181,427

Cass Information Systems Incorporated	2,549	133,134

CSG Systems International Incorporated	6,566	272,817

Everi Holdings Incorporated †	14,442	111,059

EVO Payments Incorporated Class A †	4,621	123,473

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	185

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

IT Services (continued)

Exela Technologies Incorporated †	7,031	$27,983

ExlService Holdings Incorporated †	6,709	411,933

GreenSky Incorporated Class A †	8,492	95,960

Hackett Group Incorporated	4,734	76,975

I3 Verticals Incorporated Class A †	1,808	38,040

Information Services Group Incorporated †	6,623	28,545

Internap Corporation †	5,587	30,226

International Money Express †	2,170	22,416

Limelight Networks Incorporated †	21,332	62,289

Luxoft Holding Incorporated †	4,388	255,777

ManTech International Corporation Class A	5,210	283,164

Moneygram International Incorporated †	6,102	14,828

NIC Incorporated	12,675	216,616

Perficient Incorporated †	7,047	201,615

Pfsweb Incorporated †	3,523	22,054

Presidio Incorporated	7,257	120,684

PRGX Global Incorporated †	3,916	36,732

Science Applications International Corporation	9,075	677,903

ServiceSource International Incorporated †	14,522	13,513

Switch Incorporated Class A	9,280	80,086

Sykes Enterprises Incorporated †	8,171	241,780

Travelport Worldwide Limited	23,572	370,552

TTEC Holdings Incorporated	2,835	97,127

Unisys Corporation †	10,554	142,585

Verra Mobility Corporation †	17,852	189,231

Virtusa Corporation †	5,763	290,859

		5,073,791

Semiconductors & Semiconductor Equipment: 1.76%

Adesto Technologies Corporation †	4,570	26,872

Advanced Energy Industries Incorporated †	8,487	427,490

Alpha & Omega Semiconductor †	3,944	42,437

Amkor Technology Incorporated †	18,605	163,352

Aquantia Corporation †	4,178	32,797

Axcelis Technologies Incorporated †	6,646	139,699

AXT Incorporated †	8,793	39,217

Brooks Automation Incorporated	14,924	479,210

Cabot Microelectronics Corporation	6,016	680,410

Cirrus Logic Incorporated †	11,576	464,545

Cohu Incorporated	8,347	149,328

Cyberoptics Corporation †	1,397	27,884

Diodes Incorporated †	8,063	325,181

DSP Group Incorporated †	3,962	54,398

FormFactor Incorporated †	15,215	241,158

GSI Technology Incorporated †	2,721	22,040

Ichor Holdings Limited †	5,140	107,786

Lattice Semiconductor Corporation †	19,591	231,174

Nanometrics Incorporated †	4,884	138,999

Neophotonics Corporation †	8,857	70,856

NVE Corporation	941	96,754

The accompanying notes are an integral part of these financial statements.

186	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Photronics Incorporated †	13,308	$130,551

Pixelworks Incorporated †	6,341	25,301

Quicklogic Corporation †	18,419	15,840

Rudolph Technologies Incorporated †	6,384	144,151

Smart Global Holdings Incorporated †	2,523	73,949

Synaptics Incorporated †	6,670	279,273

Ultra Clean Holdings Incorporated †	8,217	87,511

Xperi Corporation	7,087	170,088

		4,888,251

Software: 3.60%

A10 Networks Incorporated †	9,642	67,301

ACI Worldwide Incorporated †	22,271	709,777

Agilysys Incorporated †	3,544	74,070

Alarm.com Holdings Incorporated †	6,420	421,345

Altair Engineering Incorporated Class A †	6,200	219,852

Amber Road Incorporated †	5,174	50,912

American Software Incorporated Class A	5,606	64,974

AppFolio Incorporated Class A †	2,936	212,214

Appian Corporation †	3,617	131,984

Arlo Technologies Incorporated †	15,553	67,344

Asure Software Incorporated †	2,248	14,522

Avaya Holdings Corporation †	18,442	285,667

Bottomline Technologies (de) Incorporated †	8,704	434,156

Carbon Black Incorporated †	1,659	21,716

ChannelAdvisor Corporation †	4,840	62,581

Cision Limited †	13,394	174,390

CommVault Systems Incorporated †	8,351	562,774

Domo Incorporated Class B †	1,490	51,688

Ebix Incorporated	4,595	267,751

Egain Corporation †	3,025	34,304

Five9 Incorporated †	10,384	550,767

Fusion Connect Incorporated †	11,803	21,718

Instructure Incorporated †	5,939	277,529

LivePerson Incorporated †	9,785	273,589

MicroStrategy Incorporated Class A †	1,784	252,436

Mitek Systems Incorporated †	6,519	70,470

MobileIron Incorporated †	13,136	66,468

Model N Incorporated †	5,130	88,749

Monotype Imaging Holdings Incorporated	7,945	155,722

OneSpan Incorporated †	6,477	137,960

Park City Group Incorporated †	2,491	19,828

Pivotal Software Incorporated Class A †	8,018	179,764

Progress Software Corporation	8,510	312,998

PROS Holdings Incorporated †	6,333	269,786

Q2 Holdings Incorporated †	7,782	535,557

Qad Incorporated Class A	2,043	92,466

Rapid7 Incorporated †	6,735	310,012

Secureworks Corporation Class A †	1,734	38,477

Shotspotter Incorporated †	1,172	58,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	187

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Software (continued)

Smartsheet Incorporated Class A †	1,213	$46,385

SPS Commerce Incorporated †	3,246	346,608

SVMK Incorporated †	3,813	57,843

Synchronoss Technologies Incorporated †	7,475	60,174

Telaria Incorporated †	6,111	34,099

TeleNav Incorporated †	6,825	40,814

The Rubicon Project Incorporated †	8,264	48,510

Tivo Corporation	21,724	217,892

Upland Software Incorporated †	3,393	119,094

Verint Systems Incorporated †	11,662	621,002

Workiva Incorporated †	5,099	252,146

Yext Incorporated †	9,552	177,476

Zix Corporation †	10,307	93,072

Zuora Inc †	10,552	250,716

		10,007,979

Technology Hardware, Storage & Peripherals: 0.21%

Astronova Incorporated	1,243	24,214

Avid Technology Incorporated †	7,690	36,528

Diebold Nixdorf Incorporated	16,252	149,356

Electronics for Imaging Incorporated †	8,433	228,028

Immersion Corporation †	5,391	48,411

Intevac Incorporated †	4,395	27,820

Transact Technologies Incorporated	1,510	15,629

USA Technologies Incorporated †	14,319	56,703

		586,689

Materials: 3.71%

Chemicals: 2.03%

Advanced Emissions Solutions	3,547	41,926

Advansix Incorporated †	6,337	207,537

Agrofresh Solutions Incorporated †	5,400	23,274

American Vanguard Corporation	5,450	102,351

Amyris Incorporated †	6,554	31,066

Balchem Corporation	6,636	588,812

Chase Corporation	1,530	147,722

Ferro Corporation †	18,306	354,953

Flotek Industries Incorporated †	11,102	35,526

Futurefuel Corporation	5,410	99,760

Hawkins Incorporated	1,801	74,237

HB Fuller Company	11,226	566,688

Innophos Holdings Incorporated	4,025	133,630

Innospec Incorporated	5,098	417,322

Kooper Holdings Incorporated †	4,067	100,008

Kraton Performance Polymers Incorporated †	6,517	231,875

Kronos Worldwide Incorporated	4,540	69,235

Northern Technologies International	833	25,906

Omnova Solutions Incorporated †	9,498	77,409

PolyOne Corporation	17,017	555,095

The accompanying notes are an integral part of these financial statements.

188	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Chemicals (continued)

Quaker Chemical Corporation	2,649	$553,615

Rayonier Advanced Materials	12,333	173,772

Stepan Company	4,006	376,965

Trecora Resources †	4,474	42,950

Tredegar Corporation	5,927	103,248

Trinseo SA	8,659	434,595

Venator Materials plc †	13,141	77,400

		5,646,877

Construction Materials: 0.07%

Forterra Incorporated †	3,804	19,971

United States Lime & Mineral	400	28,800

US Concrete Incorporated †	3,384	135,732

		184,503

Containers & Packaging: 0.29%

Greif Incorporated Class A	5,503	221,221

Myers Industries Incorporated	5,477	104,501

Silgan Holdings Incorporated	15,073	426,717

UFP Technologies Incorporated †	1,415	47,403

		799,842

Metals & Mining: 0.95%

Commercial Metals Company	23,584	390,315

Compass Minerals International Incorporated	6,954	364,251

Constellium NV Class A †	22,879	216,435

Ferroglobe plc	15,564	42,801

Gold Resource Corporation	10,173	47,711

Kaiser Aluminum Corporation	3,364	368,291

Materion Corporation	4,203	242,849

Olympic Steel Incorporated	1,809	35,131

Ryerson Holding Corporation †	3,503	29,670

Schnitzer Steel Industries Incorporated Class A	5,206	126,506

Suncoke Energy Incorporated †	13,616	135,071

Synalloy Corporation	1,507	23,012

Universal Stainless & Alloy †	1,880	34,554

Warrior Met Coal Incorporated	9,034	264,516

Worthington Industries Incorporated	8,499	334,096

		2,655,209

Paper & Forest Products: 0.37%

Boise Cascade Company	8,150	227,304

Clearwater Paper Corporation †	3,449	98,641

Neenah Paper Incorporated	3,410	230,448

PH Glatfelter Company	9,468	127,345

Schweitzer-Mauduit International Incorporated	5,460	210,538

Verso Corporation Class A †	6,823	134,072

		1,028,348

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	189

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Real Estate: 9.77%

Equity REITs: 8.94%

Acadia Realty Trust	16,392	$467,008

Agree Realty Corporation	6,174	405,817

Alexander & Baldwin Incorporated	14,207	325,767

Alexander’s Incorporated	396	151,157

American Assets Trust Incorporated	6,159	267,547

American Finance Trust Incorporated REIT	10,485	113,343

Armada Hoffler Properties Incorporated	9,351	143,070

Ashford Hospitality Trust Incorporated	19,855	106,423

Bluerock Residential Growth REIT Incorporated	4,416	46,810

Braemar Hotels & Resorts Incorporated REIT	5,426	70,647

Brandywine Realty Trust	35,275	554,523

Brookfield Property REIT Class A	32,372	635,139

BRT Apartments Corporation REIT	1,679	22,331

CareTrust REIT Incorporated	15,494	346,136

Catchmark Timber Trust Incorporated Class A	9,994	95,443

CBL & Associates Properties Incorporated	33,296	71,253

Cedar Shopping Centers Incorporated	17,749	61,767

Chatham Lodging Trust	9,056	180,939

Chesapeake Lodging Trust	11,763	354,302

Clipper Realty Incorporated	2,912	38,322

Columbia Property Trust Incorporated	23,874	516,395

Community Healthcare Trust Incorporated	3,379	120,597

CoreCivic Incorporated	23,141	490,126

CorEnergy Infrastructure Trust Incorporated	2,195	80,030

CorePoint Lodging Incorporated	8,701	121,553

Corporate Office Properties Trust	20,432	531,028

DiamondRock Hospitality	42,490	454,218

Easterly Government Properties Incorporated	12,145	218,367

Empire State Realty Trust Incorporated	33,842	515,075

Essential Properties Realty REIT	6,656	112,952

Farmland Partners REIT Incorporated	6,675	34,310

Four Corners Property Trust Incorporated	12,803	350,674

Franklin Street Properties Corporation	21,100	152,764

Front Yard Residential Corporation REIT	8,708	96,920

Getty Realty Corporation	6,197	204,191

Gladstone Commercial Corporation	5,483	113,169

Gladstone Land REIT Corporation	2,833	34,619

Global Medical REIT Incorporated	3,839	39,542

Global Net Lease Incorporated	14,282	254,791

Hannon Armstrong Sustainable	9,325	229,582

Hersha Hospitality Trust	7,574	142,770

Independence Realty Trust Incorporated	16,884	174,918

Industrial Logistics Properties Trust	4,021	83,878

InfraReit Incorporated	8,199	175,049

Innovative Industrial Properties Incorporated	1,675	132,308

Investors Real Estate Trust REIT	2,296	138,632

iStar Financial Incorporated	12,938	113,208

Jernigan Capital Incorporated	3,450	74,003

The accompanying notes are an integral part of these financial statements.

190	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Equity REITs (continued)

Kite Realty Group Trust	16,591	$261,142

Lexington Corporate Properties Trust	42,299	392,958

LTC Properties Incorporated	7,941	352,739

Mack-Cali Realty Corporation	17,079	358,830

Medequities Realty Trust Incorporated	4,375	46,594

MGM Growth Properties LLC Class A	13,450	413,722

Monmouth Real Estate Investment Corporation	16,598	220,089

National Health Investors Incorporated	7,625	594,979

National Storage Affiliates Trust	9,699	274,676

New Senior Investment Group Incorporated	18,067	93,226

New York REIT Liquidating LLC ‡(a)	4,209	59,684

NexPoint Residential	3,112	111,845

NorthStar Realty Europe Corporation	8,666	155,468

Office Properties Income Trust	9,504	289,967

One Liberty Properties Incorporated	2,842	81,906

OUTFRONT Media Incorporated	28,147	631,619

Pebblebrook Hotel Trust	13,528	433,031

Pennsylvania REIT	13,254	81,512

Physicians Realty Trust	35,836	647,557

Piedmont Office Realty Trust Incorporated Class A	25,378	519,488

Potlatch Corporation	12,439	447,680

Preferred Apartment Communities Incorporated Class A	7,654	116,647

PS Business Parks Incorporated	3,875	570,284

QTS Realty Trust Incorporated Class A	9,728	405,949

Retail Opportunity Investment Corporation	22,176	380,762

Retail Properties of America Incorporated Class A	42,683	531,830

Retail Value Incorporated	2,796	87,039

Rexford Industrial Realty Incorporated	18,344	628,832

RPT Realty	15,526	196,870

Safehold Incorporated REIT	1,767	33,838

Saul Centers Incorporated	2,429	137,651

Seritage Growth Property Class A	6,377	281,545

SITE Centers Corporation	27,230	363,521

Spirit MTA REIT	8,960	65,856

STAG Industrial Incorporated	20,600	570,208

Summit Hotel Properties Incorporated	21,034	239,577

Tanger Factory Outlet Centers Incorporated	17,904	386,547

Terreno Realty Corporation	11,326	463,233

The Geo Group Incorporated	23,365	530,853

Tier Incorporated	10,415	252,564

UMH Properties Incorporated	6,383	87,319

Universal Health Realty Income Trust	2,478	184,537

Urban Edge Properties	22,447	435,921

Urstadt Biddle Properties Incorporated	5,669	118,595

Washington Prime Group Incorporated	36,145	208,918

Washington REIT	15,477	409,986

Whitestone REIT	7,303	95,012

Xenia Hotels & Resorts Incorporated	22,451	438,468

		24,854,487

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	191

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name	Shares	Value

Real Estate Management & Development: 0.83%

Altisource Portfolio Solutions SA †	1,319	$33,067

Consolidated-Tomoka Land Company	776	45,862

eXp World Holdings Incorporated †	3,984	44,820

Five Point Holdings LLC Class A †	9,170	71,801

Forestar Group Incorporated †	2,194	37,232

FRP Holdings Incorporated †	1,290	66,113

Griffin Industrial Realty Incorporated	539	18,348

HFF Incorporated Class A	7,348	332,130

Kennedy Wilson Holdings Incorporated	23,111	480,247

Marcus & Millichap Incorporated †	4,401	169,967

Newmark Group Incorporated Class A	3,955	36,623

RE/MAX Holdings Incorporated Class A	3,714	145,700

Realogy Holdings Corporation	26,066	354,498

Redfin Corporation †	11,769	235,027

Stratus Properties Incorporated †	1,197	29,087

The RMR Group Incorporated Class A	1,315	94,088

The St. Joe Company †	6,747	104,848

		2,299,458

Utilities: 2.57%

Electric Utilities: 0.62%

AVANGRID Incorporated	10,506	507,965

El Paso Electric Company	7,784	418,779

MGE Energy Incorporated	6,547	418,484

Otter Tail Corporation	7,242	364,128

Spark Energy Incorporated Class A	2,344	23,417

		1,732,773

Gas Utilities: 0.44%

Chesapeake Utilities Corporation	2,834	255,088

Northwest Natural Holding Company	5,396	346,531

RGC Resources Incorporated	1,364	37,592

South Jersey Industries Incorporated	16,901	489,284

Star Group LP	9,295	91,556

		1,220,051

Independent Power & Renewable Electricity Producers: 0.60%

Clearway Energy Incorporated Class C	14,196	212,798

Nextera Energy Partners LP	10,969	473,751

Ormat Technologies Incorporated	7,908	441,504

Pattern Energy Group Incorporated	17,525	365,572

Terraform Power Incorporated Class A	12,917	161,592

		1,655,217

Multi-Utilities: 0.29%

Northwestern Corporation	9,537	653,666

Unitil Corporation	2,735	150,179

		803,845

The accompanying notes are an integral part of these financial statements.

192	Wells Fargo Funds	Portfolio of investments—February 28, 2019

FACTOR ENHANCED SMALL CAP PORTFOLIO

Security name		Shares	Value

Water Utilities: 0.62%

American States Water Company		6,860	$487,952

Aquaventure Holdings Limited †		2,609	57,711

Artesian Resources Corporation Class A		1,521	59,684

California Water Service Group		8,729	454,083

Connecticut Water Service Incorporated		2,313	155,156

Global Water Resources Incorporated		1,857	17,660

Middlesex Water Company		2,798	164,718

Pure Cycle Corporation †		3,509	35,581

SJW Corporation		3,401	208,039

York Water Company		2,391	87,152

			1,727,736

Total Common Stocks (Cost $246,222,316)			265,370,810

Yield
Short-Term Investments: 3.87%

Investment Companies: 3.87%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34%	10,752,908	10,752,908

Total Short-Term Investments (Cost $10,752,908)			10,752,908

Total investments in securities (Cost $256,975,224)	99.31%	276,123,718

Other assets and liabilities, net	0.69	1,911,062

Total net assets	100.00%	$278,034,780

†	Non-income-earning security

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

E-Mini Russell 2000 Index	159	3-15-2019	$12,645,939	$12,525,225	$0	$(120,714)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	193

FACTOR ENHANCED SMALL CAP PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	14,195,316	194,060,451	197,502,859	10,752,908	$0	$0	$210,967	$10,752,908	3.87%

The accompanying notes are an integral part of these financial statements.

194	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 82.75%

Communication Services: 13.46%

Diversified Telecommunication Services: 3.38%

CenturyLink Incorporated	5.63%	4-1-2025	$300,000	$286,038

CenturyLink Incorporated	6.45	6-15-2021	200,000	207,750

CenturyLink Incorporated	7.50	4-1-2024	600,000	634,684

Cincinnati Bell Incorporated 144A	7.00	7-15-2024	200,000	181,000

Embarq Corporation	8.00	6-1-2036	200,000	193,000

Frontier Communications Corporation 144A	8.50	4-1-2026	200,000	186,000

Hughes Satellite Systems Company	7.63	6-15-2021	300,000	321,750

Level 3 Financing Incorporated	5.25	3-15-2026	230,000	225,688

Level 3 Financing Incorporated	5.38	1-15-2024	200,000	201,250

Qwest Capital Funding	6.88	7-15-2028	200,000	171,000

Windstream Services Finance Company 144A††	9.00	6-30-2025	236,000	140,420

Zayo Group LLC	6.00	4-1-2023	200,000	202,500

				2,951,080

Entertainment: 1.10%

AMC Entertainment Holdings Incorporated	5.88	11-15-2026	300,000	270,030

Netflix Incorporated	4.88	4-15-2028	500,000	486,875

Viacom Incorporated (3 Month LIBOR +3.90%) ±	6.25	2-28-2057	200,000	198,878

				955,783

Interactive Media & Services: 0.23%

Sabre GLBL Incorporated 144A	5.38	4-15-2023	200,000	204,000

Media: 6.97%

AMC Networks Incorporated	4.75	8-1-2025	300,000	291,750

CCO Holdings LLC 144A	5.88	5-1-2027	500,000	513,594

Clear Channel Worldwide Holdings Incorporated 144A	9.25	2-15-2024	500,000	524,375

CSC Holdings LLC 144A	5.50	4-15-2027	200,000	201,000

CSC Holdings LLC 144A	6.50	2-1-2029	300,000	313,878

DISH DBS Corporation	5.88	7-15-2022	200,000	191,000

DISH DBS Corporation	5.88	11-15-2024	600,000	505,320

Gray Television Incorporated 144A	5.88	7-15-2026	300,000	303,000

Lamar Media Corporation	5.00	5-1-2023	200,000	203,500

Meredith Corporation	6.88	2-1-2026	300,000	309,840

Neptune Finco Corporation 144A	10.88	10-15-2025	200,000	232,000

Nielsen Finance LLC 144A	5.00	4-15-2022	200,000	199,500

Outfront Media Capital Corporation	5.63	2-15-2024	300,000	307,125

Sinclair Television Group Incorporated	6.13	10-1-2022	200,000	204,440

Sinclair Television Group Incorporated 144A	5.63	8-1-2024	200,000	202,000

Sirius XM Radio Incorporated 144A	3.88	8-1-2022	200,000	198,690

Sirius XM Radio Incorporated 144A	5.38	7-15-2026	200,000	200,500

Sirius XM Radio Incorporated 144A	6.00	7-15-2024	200,000	207,250

TEGNA Incorporated	6.38	10-15-2023	300,000	309,000

Tribune Media Company	5.88	7-15-2022	300,000	305,250

Univision Communications Incorporated 144A	5.13	5-15-2023	400,000	363,000

				6,086,012

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	195

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 1.78%

Sprint Capital Corporation	8.75%	3-15-2032	$200,000	$216,770

Sprint Communications Incorporated	7.00	8-15-2020	200,000	208,480

Sprint Corporation	7.13	6-15-2024	200,000	206,646

Sprint Corporation	7.25	9-15-2021	200,000	211,250

T-Mobile USA Incorporated	4.50	2-1-2026	300,000	295,875

T-Mobile USA Incorporated	5.38	4-15-2027	200,000	205,250

T-Mobile USA Incorporated	6.50	1-15-2024	200,000	207,500

				1,551,771

Consumer Discretionary: 10.92%

Auto Components: 1.01%

Allison Transmission Incorporated 144A	4.75	10-1-2027	200,000	191,500

American Axle & Manufacturing Incorporated	6.50	4-1-2027	300,000	296,250

Dana Holding Corporation	5.50	12-15-2024	200,000	198,250

Goodyear Tire & Rubber Company	5.13	11-15-2023	200,000	199,500

				885,500

Automobiles: 0.20%

Tesla Incorporated 144A	5.30	8-15-2025	200,000	178,000

Distributors: 0.21%

Ahern Rentals Incorporated 144A	7.38	5-15-2023	200,000	184,500

Diversified Consumer Services: 0.80%

APX Group Incorporated	7.63	9-1-2023	200,000	176,250

Laureate Education Incorporated 144A	8.25	5-1-2025	200,000	216,000

Service Corporation International	5.38	5-15-2024	300,000	306,750

				699,000

Hotels, Restaurants & Leisure: 4.14%

24 Hour Fitness Worldwide Incorporated 144A	8.00	6-1-2022	200,000	196,000

Boyd Gaming Corporation	6.88	5-15-2023	200,000	209,000

Caesars Resort Collection LLC 144A	5.25	10-15-2025	400,000	379,500

Eldorado Resorts Incorporated	6.00	4-1-2025	200,000	203,250

Golden Nugget Incorporated 144A	6.75	10-15-2024	300,000	301,500

Jack Ohio Finance LLC 144A	6.75	11-15-2021	200,000	206,000

KFC Holding Company 144A	5.00	6-1-2024	300,000	303,834

MGM Resorts International	4.63	9-1-2026	400,000	380,000

MGM Resorts International	5.25	3-31-2020	200,000	203,550

MGM Resorts International	6.63	12-15-2021	200,000	213,524

Scientific Games International Incorporated	10.00	12-1-2022	400,000	420,500

Six Flags Entertainment Company 144A	4.88	7-31-2024	200,000	197,000

Wynn Las Vegas LLC 144A	5.50	3-1-2025	400,000	398,120

				3,611,778

Household Durables: 1.42%

Hovnanian Enterprises Incorporated 144A	10.00	7-15-2022	200,000	160,000

Lennar Corporation	4.50	4-30-2024	300,000	297,750

Lennar Corporation	4.88	12-15-2023	200,000	203,000

Pulte Group Incorporated	4.25	3-1-2021	200,000	201,500

Toll Brothers Finance Corporation	4.38	4-15-2023	200,000	200,500

William Lyon Homes Incorporated	5.88	1-31-2025	200,000	180,000

				1,242,750

The accompanying notes are an integral part of these financial statements.

196	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.24%

Avon International Operations Incorporated 144A	7.88%	8-15-2022	$200,000	$206,000

Leisure Products: 0.22%

Mattel Incorporated 144A	6.75	12-31-2025	200,000	197,000

Multiline Retail: 0.56%

J.C. Penney Corporation Incorporated 144A	5.88	7-1-2023	300,000	255,750

J.C. Penney Corporation Incorporated	6.38	10-15-2036	200,000	74,000

Neiman Marcus Group Limited 144A	8.00	10-15-2021	300,000	156,000

				485,750

Specialty Retail: 1.89%

Gap Incorporated	5.95	4-12-2021	200,000	207,869

Group 1 Automotive Incorporated	5.00	6-1-2022	100,000	100,500

L Brands Incorporated	5.63	10-15-2023	200,000	198,500

L Brands Incorporated	6.75	7-1-2036	200,000	169,000

New Albertsons Incorporated	7.45	8-1-2029	200,000	176,050

Penske Auto Group Incorporated	5.75	10-1-2022	300,000	304,500

PetSmart Incorporated 144A	5.88	6-1-2025	200,000	159,000

PetSmart Incorporated 144A	7.13	3-15-2023	200,000	135,500

Sally Holdings LLC	5.63	12-1-2025	200,000	196,250

				1,647,169

Textiles, Apparel & Luxury Goods: 0.23%

HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	199,780

Consumer Staples: 3.36%

Beverages: 0.23%

Cott Beverages Incorporated 144A	5.50	4-1-2025	200,000	197,750

Food & Staples Retailing: 0.97%

Albertsons Companies LLC 144A	7.50	3-15-2026	200,000	206,000

Aramark Services Incorporated	4.75	6-1-2026	300,000	297,750

Rite Aid Corporation 144A	6.13	4-1-2023	400,000	341,716

				845,466

Food Products: 1.71%

B&G Foods Incorporated	4.63	6-1-2021	200,000	199,750

JBS USA Finance Incorporated 144A	5.75	6-15-2025	300,000	304,290

JBS USA Finance Incorporated 144A	6.75	2-15-2028	200,000	206,750

Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	200,000	200,250

Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	200,000	196,500

Post Holdings Incorporated 144A	5.00	8-15-2026	200,000	192,250

Post Holdings Incorporated 144A	5.63	1-15-2028	200,000	193,250

				1,493,040

Household Products: 0.22%

Energizer Holdings Incorporated 144A	5.50	6-15-2025	200,000	195,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	197

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Personal Products: 0.23%

First Quality Finance Company 144A	4.63%	5-15-2021	$200,000	$199,500

Energy: 14.38%

Energy Equipment & Services: 1.35%

Bruin E&P Partners LLC 144A	8.88	8-1-2023	200,000	195,500

Diamond Offshore Drilling Incorporated	5.70	10-15-2039	300,000	202,500

Hilcorp Energy Company 144A	5.75	10-1-2025	200,000	198,750

NGPL PipeCo LLC 144A	4.88	8-15-2027	200,000	201,188

SESI LLC	7.13	12-15-2021	200,000	185,000

Unit Corporation	6.63	5-15-2021	200,000	196,000

				1,178,938

Oil, Gas & Consumable Fuels: 13.03%

Antero Resources Corporation	5.13	12-1-2022	200,000	200,320

Antero Resources Corporation	5.63	6-1-2023	200,000	200,500

Ascent Resources Utica Holdings LLC 144A	10.00	4-1-2022	195,000	210,113

California Resources Corporation 144A	8.00	12-15-2022	400,000	319,500

Carrizo Oil & Gas Incorporated	6.25	4-15-2023	200,000	197,250

Cheniere Corpus Christi Holdings LLC	5.88	3-31-2025	300,000	319,503

Cheniere Energy Partners LP	5.25	10-1-2025	200,000	202,500

Chesapeake Energy Corporation	6.13	2-15-2021	300,000	306,750

Chesapeake Energy Corporation	8.00	6-15-2027	200,000	198,070

CONSOL Energy Incorporated	5.88	4-15-2022	300,000	303,000

Crestwood Midstream Partners LP	6.25	4-1-2023	200,000	205,304

CrownRock LP 144A	5.63	10-15-2025	200,000	193,750

DCP Midstream Operating LP	3.88	3-15-2023	200,000	198,500

DCP Midstream Operating LP 144A	4.75	9-30-2021	200,000	203,500

DCP Midstream Operating LP (3 Month LIBOR +3.85%) 144A±	5.85	5-21-2043	200,000	177,000

Denbury Resources Incorporated 144A	9.00	5-15-2021	400,000	403,500

Diamondback Energy Incorporated	4.75	11-1-2024	200,000	202,250

Energy Transfer Equity LP	4.25	3-15-2023	200,000	202,540

Energy Transfer Equity LP	5.88	1-15-2024	200,000	214,500

Enlink Midstream LLC	5.45	6-1-2047	350,000	308,875

EP Energy Corporation 144A	9.38	5-1-2024	200,000	93,500

EP Energy LLC 144A	7.75	5-15-2026	200,000	177,250

Extraction Oil & Gas Incorporated 144A	5.63	2-1-2026	200,000	166,000

Genesis Energy LP	6.75	8-1-2022	400,000	407,000

Gulfport Energy Corporation	6.00	10-15-2024	300,000	271,500

Jonah Energy LLC 144A	7.25	10-15-2025	200,000	129,000

McDermott Technology Americas Incorporated 144A	10.63	5-1-2024	200,000	166,000

Murphy Oil Corporation	6.88	8-15-2024	200,000	211,554

Nabors Industries Incorporated	5.00	9-15-2020	200,000	200,750

Newfield Exploration Company	5.63	7-1-2024	200,000	213,875

Oasis Petroleum Incorporated	6.88	3-15-2022	190,000	189,763

Parsley Energy LLC 144A	5.38	1-15-2025	300,000	300,750

PDC Energy Incorporated	5.75	5-15-2026	200,000	193,250

QEP Resources Incorporated	5.25	5-1-2023	200,000	192,500

Range Resources Corporation	4.88	5-15-2025	400,000	366,375

Rowan Companies Incorporated	4.88	6-1-2022	400,000	372,750

The accompanying notes are an integral part of these financial statements.

198	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Sanchez Energy Corporation 144A	7.25%	2-15-2023	$400,000	$345,000

SM Energy Company	6.75	9-15-2026	200,000	191,500

Southwestern Energy Company	7.75	10-1-2027	200,000	207,750

Suburban Propane Partners LP	5.50	6-1-2024	200,000	197,500

Sunoco LP	4.88	1-15-2023	210,000	212,625

Tallgrass Energy Partners LP 144A	5.50	1-15-2028	200,000	199,500

Targa Resources Partners LP	4.25	11-15-2023	200,000	197,500

Targa Resources Partners LP	5.13	2-1-2025	200,000	201,000

Targa Resources Partners LP	5.25	5-1-2023	200,000	202,748

Transocean Incorporated	6.80	3-15-2038	300,000	226,500

Vine Oil & Gas LP 144A	8.75	4-15-2023	200,000	161,500

Whiting Petroleum Corporation	5.75	3-15-2021	200,000	202,250

WPX Energy Incorporated	6.00	1-15-2022	400,000	413,000

				11,377,415

Financials: 6.88%

Banks: 0.47%

CIT Group Incorporated	5.00	8-15-2022	200,000	206,500

CIT Group Incorporated	5.00	8-1-2023	200,000	207,302

				413,802

Capital Markets: 0.79%

Banff Merger Subordinate Incorporated 144A	9.75	9-1-2026	300,000	290,625

Jefferies Finance LLC 144A	6.88	4-15-2022	200,000	199,500

MSCI Incorporated 144A	5.25	11-15-2024	200,000	205,000

				695,125

Consumer Finance: 2.71%

Ally Financial Incorporated	5.13	9-30-2024	300,000	315,000

Ally Financial Incorporated	5.75	11-20-2025	200,000	212,000

Navient Corporation	5.88	3-25-2021	200,000	203,750

Navient Corporation	5.88	10-25-2024	200,000	192,500

Navient Corporation	6.50	6-15-2022	200,000	205,000

Navient Corporation	6.75	6-25-2025	200,000	195,750

Quicken Loans Incorporated 144A	5.25	1-15-2028	400,000	364,500

Springleaf Finance Corporation	6.13	5-15-2022	300,000	311,250

Springleaf Finance Corporation	8.25	12-15-2020	340,000	364,055

				2,363,805

Diversified Financial Services: 1.53%

Harland Clarke Holdings 144A	9.25	3-1-2021	200,000	198,000

Hilton Domestic Operating Company	4.25	9-1-2024	200,000	197,000

Prime Services Company 144A	9.25	5-15-2023	214,000	225,663

Refinitiv U.S. Holdings Company 144A	8.25	11-15-2026	300,000	293,531

Transocean Incorporated 144A	9.00	7-15-2023	400,000	422,000

				1,336,194

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	199

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 0.91%

Alliant Holdings International LLC 144A	8.25%	8-1-2023	$200,000	$206,625

Genworth Holdings Incorporated	7.63	9-24-2021	200,000	195,050

HUB International Limited 144A	7.00	5-1-2026	200,000	196,000

USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	200,000	194,500

				792,175

Thrifts & Mortgage Finance: 0.47%

Ladder Capital Finance LLC 144A	5.25	3-15-2022	200,000	203,000

Nationstar Mortgage Holdings Incorporated 144A	9.13	7-15-2026	200,000	204,500

				407,500

Health Care: 7.15%

Health Care Equipment & Supplies: 0.56%

Crimson Incorporated 144A	6.63	5-15-2022	300,000	288,750

Hologic Incorporated 144A	4.38	10-15-2025	200,000	196,500

				485,250

Health Care Providers & Services: 5.53%

Centene Corporation	4.75	5-15-2022	200,000	203,750

Centene Corporation	6.13	2-15-2024	200,000	209,250

CHS Incorporated	5.13	8-1-2021	400,000	392,500

Community Health Systems Incorporated	6.88	2-1-2022	200,000	131,000

Davita Incorporated	5.00	5-1-2025	200,000	192,940

Davita Incorporated	5.13	7-15-2024	300,000	297,000

Encompass Health Corporation	5.75	11-1-2024	200,000	202,060

Envision Healthcare Corporation 144A	8.75	10-15-2026	200,000	180,500

HCA Incorporated	7.50	2-15-2022	300,000	328,875

Jaguar Holding Company II 144A	6.38	8-1-2023	200,000	201,500

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	300,000	298,875

MPT Operating Partnership LP	5.00	10-15-2027	200,000	198,500

Polaris Intermediate Corporation 144A	8.50	12-1-2022	300,000	296,163

RegionalCare Hospital Partners 144A	8.25	5-1-2023	200,000	214,000

Team Health Holdings Incorporated 144A	6.38	2-1-2025	300,000	238,125

Tenet Healthcare Corporation	5.13	5-1-2025	300,000	297,375

Tenet Healthcare Corporation	6.88	11-15-2031	350,000	323,750

Tenet Healthcare Corporation	7.00	8-1-2025	200,000	200,500

Vizient Incorporated 144A	10.38	3-1-2024	200,000	216,500

Wellcare Health Plans	5.25	4-1-2025	200,000	204,190

				4,827,353

Health Care Technology: 0.23%

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	200,000	203,000

Pharmaceuticals: 0.83%

Elanco Animal Health Incorporated 144A	4.90	8-28-2028	300,000	310,803

Endo Finance LLC 144A	5.38	1-15-2023	500,000	415,000

				725,803

The accompanying notes are an integral part of these financial statements.

200	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 6.49%

Aerospace & Defense: 1.62%

Alcoa Incorporated	5.87%	2-23-2022	$600,000	$626,250

Alcoa Incorporated	6.15	8-15-2020	200,000	206,500

TransDigm Group Incorporated	6.38	6-15-2026	200,000	194,500

TransDigm Group Incorporated	6.50	7-15-2024	200,000	202,000

Triumph Group Incorporated	7.75	8-15-2025	200,000	190,000

				1,419,250

Air Freight & Logistics: 0.23%

XPO Logistics Incorporated 144A	6.13	9-1-2023	200,000	199,500

Building Products: 0.23%

Griffon Corporation	5.25	3-1-2022	200,000	197,500

Commercial Services & Supplies: 1.35%

ADT Corporation	3.50	7-15-2022	200,000	196,750

ADT Corporation 144A	4.88	7-15-2032	200,000	168,500

APTIM Corporation 144A	7.75	6-15-2025	200,000	157,250

Aramark Services Incorporated 144A	5.00	4-1-2025	200,000	203,500

Pitney Bowes Incorporated	4.38	5-15-2022	300,000	284,340

West Corp Company 144A	8.50	10-15-2025	200,000	165,192

				1,175,532

Construction & Engineering: 0.93%

AECOM	5.88	10-15-2024	300,000	314,295

United Rentals North America Incorporated	5.50	5-15-2027	500,000	500,000

				814,295

Electrical Equipment: 0.23%

Vertiv Group Corporation 144A	9.25	10-15-2024	200,000	200,260

Machinery: 0.34%

Gates Global LLC 144A	6.00	7-15-2022	95,000	95,371

Navistar International Corporation 144A	6.63	11-1-2025	200,000	206,206

				301,577

Professional Services: 0.44%

Brand Industrial Services Incorporated 144A	8.50	7-15-2025	200,000	180,500

Exela Technologies Incorporated 144A	10.00	7-15-2023	200,000	204,000

				384,500

Road & Rail: 0.67%

Hertz Corporation	6.25	10-15-2022	300,000	282,000

Hertz Corporation	7.38	1-15-2021	300,000	300,000

				582,000

Trading Companies & Distributors: 0.45%

Beacon Escrow Corporation 144A	4.88	11-1-2025	200,000	186,188

United Rentals North America Incorporated	5.75	11-15-2024	200,000	206,000

				392,188

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	201

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 4.29%

Communications Equipment: 0.49%

CommScope Incorporated 144A	5.50%	6-15-2024	$260,000	$249,600

CommScope Technologies Finance LLC 144A	5.00	3-15-2027	200,000	179,060

				428,660

IT Services: 1.04%

Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	400,000	401,600

Verisign Incorporated	5.25	4-1-2025	300,000	311,625

Zayo Group LLC 144A	5.75	1-15-2027	200,000	194,000

				907,225

Software: 0.89%

CDK Global Incorporated	4.88	6-1-2027	200,000	196,542

Solera Finance Incorporated 144A	10.50	3-1-2024	200,000	216,750

Symantec Corporation 144A	5.00	4-15-2025	200,000	199,243

Veritas US Incorporated 144A	10.50	2-1-2024	200,000	168,308

				780,843

Technology Hardware, Storage & Peripherals: 1.87%

CDW Finance Corporation	5.00	9-1-2023	200,000	202,000

Dell International LLC 144A	5.88	6-15-2021	200,000	203,940

Dell International LLC 144A	7.13	6-15-2024	200,000	212,227

NCR Corporation	5.00	7-15-2022	300,000	299,967

Western Digital Corporation	4.75	2-15-2026	400,000	378,000

Xerox Corporation	3.63	3-15-2023	340,000	333,625

				1,629,759

Materials: 9.32%

Chemicals: 2.90%

Avantor Incorporated 144A	6.00	10-1-2024	300,000	306,000

Avantor Incorporated 144A	9.00	10-1-2025	200,000	214,500

Calumet Specialty Products Partners LP	7.63	1-15-2022	200,000	181,000

CF Industries Incorporated	3.45	6-1-2023	300,000	290,250

CF Industries Incorporated	4.95	6-1-2043	200,000	167,250

Chemours Company	6.63	5-15-2023	200,000	207,510

CVR Partners LP 144A	9.25	6-15-2023	200,000	210,980

Hexion Incorporated	6.63	4-15-2020	200,000	170,500

Huntsman International LLC	4.88	11-15-2020	200,000	205,125

Olin Corporation	5.00	2-1-2030	200,000	194,250

TPC Group Incorporated 144A	8.75	12-15-2020	200,000	196,000

Tronox Incorporated 144A	6.50	4-15-2026	200,000	189,250

				2,532,615

Construction Materials: 0.78%

Standard Industries Incorporated 144A	5.00	2-15-2027	500,000	476,250

Summit Materials LLC	6.13	7-15-2023	200,000	205,000

				681,250

The accompanying notes are an integral part of these financial statements.

202	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 3.14%

Ball Corporation	4.00%	11-15-2023	$200,000	$200,500

Ball Corporation	5.25	7-1-2025	200,000	210,000

Berry Global Incorporated	6.00	10-15-2022	300,000	308,250

BWAY Holding Company 144A	5.50	4-15-2024	300,000	295,779

Crown Americas Capital Corporation IV	4.50	1-15-2023	300,000	303,000

Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	200,000	189,000

Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	200,000	210,500

Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	200,000	200,000

Reynolds Group Issuer Incorporated 144A	7.00	7-15-2024	400,000	409,592

Sealed Air Corporation 144A	5.25	4-1-2023	200,000	205,750

Sealed Air Corporation 144A	5.50	9-15-2025	200,000	208,500

				2,740,871

Metals & Mining: 2.50%

Big River Steel LLC 144A	7.25	9-1-2025	200,000	207,250

Cleveland-Cliffs Incorporated	5.75	3-1-2025	200,000	195,500

Freeport-McMoRan Copper & Gold Incorporated	5.40	11-14-2034	400,000	365,000

Freeport-McMoRan Copper & Gold Incorporated	6.88	2-15-2023	300,000	316,875

Joseph T Ryerson & Son Incorporated 144A	11.00	5-15-2022	200,000	209,750

Novelis Corporation 144A	6.25	8-15-2024	300,000	302,157

Steel Dynamics Incorporated	5.00	12-15-2026	200,000	203,500

United States Steel Corporation	6.25	3-15-2026	200,000	189,250

United States Steel Corporation	6.88	8-15-2025	200,000	197,000

				2,186,282

Real Estate: 3.59%

Equity REITs: 2.53%

CBL & Associates LP	5.95	12-15-2026	300,000	227,250

Equinix Incorporated	5.38	4-1-2023	300,000	305,250

Equinix Incorporated	5.88	1-15-2026	200,000	209,500

ESH Hospitality Incorporated 144A	5.25	5-1-2025	200,000	199,000

Iron Mountain Incorporated	5.75	8-15-2024	400,000	401,000

Istar Incorporated	5.25	9-15-2022	200,000	195,442

MGM Growth Properties Operating Partnership LP	4.50	9-1-2026	300,000	287,499

SBA Communications Corporation	4.88	7-15-2022	200,000	202,280

Uniti Group Incorporated 144A	6.00	4-15-2023	200,000	185,500

				2,212,721

Real Estate Management & Development: 1.06%

Icahn Enterprises Company	6.25	2-1-2022	300,000	308,940

Icahn Enterprises Company	6.75	2-1-2024	400,000	418,500

Kennedy Wilson Incorporated	5.88	4-1-2024	200,000	196,742

				924,182

Utilities: 2.91%

Electric Utilities: 0.75%

Clearway Energy Operating LLC	5.00	9-15-2026	300,000	279,750

NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	200,000	196,500

Talen Energy Supply LLC	6.50	6-1-2025	200,000	178,200

				654,450

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	203

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.65%

AmeriGas Partners LP	5.50%	5-20-2025	$300,000	$297,000

Ferrellgas LP	6.75	6-15-2023	300,000	268,500

				565,500

Independent Power & Renewable Electricity Producers: 1.51%

Calpine Corporation	5.38	1-15-2023	500,000	495,000

Dynergy Incorporated	5.88	6-1-2023	200,000	205,500

NRG Energy Incorporated	5.75	1-15-2028	200,000	205,250

The AES Corporation	5.50	4-15-2025	200,000	206,250

Vistra Operations Company LLC 144A	5.63	2-15-2027	200,000	206,000

				1,318,000

Total Corporate Bonds and Notes (Cost $74,283,997)				72,252,449

Yankee Corporate Bonds and Notes: 15.14%

Communication Services: 3.72%

Diversified Telecommunication Services: 1.54%

SFR Group SA 144A	7.38	5-1-2026	300,000	295,011

Telecom IItalia Capital SpA	6.00	9-30-2034	200,000	180,000

Telecom Italia SpA 144A	5.30	5-30-2024	200,000	195,500

Virgin Media Finance plc 144A	6.00	10-15-2024	200,000	205,250

Wind Tre SpA 144A	5.00	1-20-2026	200,000	172,420

Ziggo Bond Finance BV 144A	5.88	1-15-2025	300,000	291,660

				1,339,841

Media: 1.73%

Altice Finco SA 144A	8.13	1-15-2024	600,000	606,000

Altice Luxembourg SA 144A	7.75	5-15-2022	300,000	298,125

UPC Holding BV 144A	5.50	1-15-2028	200,000	205,500

Videotron Limited 144A	5.13	4-15-2027	200,000	203,000

Virgin Media Secured Finance plc 144A	5.25	1-15-2026	200,000	200,596

				1,513,221

Wireless Telecommunication Services: 0.45%

C&W Senior Financing Designated Activity 144A	6.88	9-15-2027	200,000	196,000

Inmarsat Finance plc 144A	4.88	5-15-2022	200,000	200,000

				396,000

Consumer Discretionary: 1.55%

Automobiles: 0.53%

Fiat Chrysler Automobiles NV	5.25	4-15-2023	300,000	304,800

Jaguar Land Rover Automotive plc 144A	4.50	10-1-2027	200,000	155,480

				460,280

Construction Materials: 0.21%

Cimpor Financial Operations BV 144A	5.75	7-17-2024	200,000	179,000

The accompanying notes are an integral part of these financial statements.

204	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.81%

International Game Technology plc 144A	6.50%	2-15-2025	$400,000	$425,500

Wynn Macau Limited 144A	5.50	10-1-2027	300,000	286,032

				711,532

Consumer Staples: 0.12%

Food & Staples Retailing: 0.12%

Tesco Place 144A	6.15	11-15-2037	100,000	104,472

Energy: 2.30%

Energy Equipment & Services: 1.04%

Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	200,000	211,250

Alcoa Nederland Holding Company BV 144A	7.00	9-30-2026	100,000	107,000

Ensco plc	5.20	3-15-2025	300,000	230,250

Noble Holding International Limited	8.95	4-1-2045	200,000	164,000

Precision Drilling Corporation 144A	7.13	1-15-2026	200,000	196,500

				909,000

Oil, Gas & Consumable Fuels: 1.26%

KCA Deutag UK Finance plc 144A	9.63	4-1-2023	200,000	152,500

MEG Energy Corporation 144A	6.50	1-15-2025	300,000	294,750

Seven Generations Energy 144A	5.38	9-30-2025	400,000	385,000

Weatherford International Limited	7.00	3-15-2038	200,000	119,500

Weatherford International Limited	8.25	6-15-2023	200,000	142,500

				1,094,250

Financials: 2.90%

Banks: 0.67%

Barclays plc	4.38	9-11-2024	200,000	196,267

Intesa Sanpaolo SpA 144A	5.02	6-26-2024	200,000	185,224

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	200,000	201,750

				583,241

Capital Markets: 0.43%

Deutsche Bank AG	4.50	4-1-2025	400,000	372,356

Diversified Financial Services: 1.80%

GW Honos Security Corporation 144A	8.75	5-15-2025	200,000	191,500

Intelsat Jackson Holdings SA	5.50	8-1-2023	400,000	367,000

Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	200,000	208,125

New Red Finance Incorporated 144A	5.00	10-15-2025	420,000	407,295

Park Aerospace Holdings Company 144A	4.50	3-15-2023	200,000	198,500

Park Aerospace Holdings Company 144A	5.25	8-15-2022	200,000	204,742

				1,577,162

Health Care: 1.17%

Pharmaceuticals: 1.17%

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	300,000	310,875

Bausch Health Companies Incorporated 144A	8.50	1-31-2027	300,000	310,688

Mallinckrodt plc 144A	5.50	4-15-2025	300,000	244,500

Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	156,000	156,234

				1,022,297

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	205

HIGH YIELD CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.25%

Aerospace & Defense: 0.57%

Bombardier Incorporated 144A	7.50%	3-15-2025	$200,000	$200,250

Bombardier Incorporated 144A	6.00	10-15-2022	300,000	301,500

				501,750

Electrical Equipment: 0.46%

Sensata Technologies BV 144A	5.00	10-1-2025	400,000	404,000

Professional Services: 0.22%

GFL Environmental Incorporated 144A	5.38	3-1-2023	200,000	188,375

Information Technology: 0.48%

Communications Equipment: 0.24%

Nokia Corporation	6.63	5-15-2039	200,000	210,000

Software: 0.24%

Open Text Corporation 144A	5.63	1-15-2023	200,000	205,250

Materials: 1.65%

Containers & Packaging: 0.70%

Ardagh Packaging Finance plc 144A	6.00	2-15-2025	200,000	197,500

Ardagh Packaging Finance plc 144A	7.25	5-15-2024	400,000	417,000

				614,500

Metals & Mining: 0.95%

Constellium NV Company 144A	5.75	5-15-2024	250,000	244,900

FMG Resources Proprietary Limited 144A	4.75	5-15-2022	200,000	200,000

Hudbay Minerals Incorporated 144A	7.63	1-15-2025	200,000	207,250

New Gold Incorporated 144A	6.25	11-15-2022	200,000	177,250

				829,400

Total Yankee Corporate Bonds and Notes (Cost $13,670,080)				13,215,927

	Yield		Shares
Short-Term Investments: 0.56%

Investment Companies: 0.56%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34		486,162	486,162

Total Short-Term Investments (Cost $486,162)				486,162

Total investments in securities (Cost $88,440,239)	98.45%	85,954,538

Other assets and liabilities, net	1.55	1,354,546

Total net assets	100.00%	$87,309,084

The accompanying notes are an integral part of these financial statements.

206	Wells Fargo Funds	Portfolio of investments—February 28, 2019

HIGH YIELD CORPORATE BOND PORTFOLIO

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

††	On the last interest date, partial interest was paid.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,484,192	37,576,170	38,574,200	486,162	$0	$0	$23,896	$486,162	0.56%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	207

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @: 99.16%

Australian Government Bond Series 153 (AUD)	2.25%	11-21-2022	580,000	$420,360

Belgium Government Bond (EUR) 144A	1.45	6-22-2037	100,000	116,407

Belgium Government Bond Series 44 (EUR) 144A	5.00	3-28-2035	100,000	178,206

Belgium Government Bond Series 78 (EUR) 144A	1.60	6-22-2047	120,000	135,841

Bundesrepublik Deutschland (EUR)	0.50	2-15-2028	290,000	342,397

Canada (CAD)	1.00	6-1-2027	600,000	423,951

Czech Republic (CZK)	0.75	2-23-2021	2,330,000	101,140

France Government Bond (EUR)	1.25	5-25-2034	360,000	422,258

France Government Bond (EUR) 144A	2.00	5-25-2048	330,000	414,418

Ireland Government Bond (EUR)	0.90	5-15-2028	280,000	324,892

Italy Buoni Poliennali del Tesoro (EUR)	1.20	4-1-2022	230,000	262,193

Italy Buoni Poliennali del Tesoro (EUR)	5.50	9-1-2022	450,000	584,543

Japan (JPY)	0.10	8-1-2020	33,800,000	304,362

Japan (JPY)	0.10	11-1-2020	175,650,000	1,582,639

Japan (JPY)	2.20	12-20-2021	25,600,000	244,856

Korea (KRW)	2.13	3-10-2047	240,490,000	216,205

Korea (KRW)	2.63	9-10-2035	216,090,000	206,733

Malaysia Government Bond (MYR)	4.19	7-15-2022	1,260,000	314,617

Mexico (MXN)	7.75	11-13-2042	4,740,000	222,265

Mexico (MXN)	8.50	11-18-2038	3,710,000	189,587

Netherlands Government Bond (EUR) 144A	0.75	7-15-2027	350,000	416,672

New Zealand Government Bond (NZD)	4.50	4-15-2027	130,000	105,214

Norway Government Bond Series 480 (NOK) 144A	2.00	4-26-2028	810,000	96,755

Poland (PLN)	2.50	7-25-2027	1,230,000	318,560

Republic of Austria (EUR) 144A	0.50	4-20-2027	370,000	427,455

Singapore Government Bond (SGD)	2.75	4-1-2042	290,000	218,680

Spain Government Bond (EUR) 144A	1.45	10-31-2027	380,000	446,940

Sweden Government Bond Series 1053 (SEK)	3.50	3-30-2039	2,520,000	393,064

Switzerland Bonds (CHF)	3.25	6-27-2027	100,000	131,036

Thailand Government Bond (THB)	4.00	6-17-2066	2,160,000	73,968

Thailand Government Bond (THB)	4.68	6-29-2044	3,400,000	133,616

United Kingdom Gilt (GBP)	1.75	1-22-2049	140,000	182,328

United Kingdom Gilt (GBP)	3.50	1-22-2045	380,000	675,912

Total Foreign Government Bonds (Cost $10,544,395)				10,628,070

	Yield		Shares
Short-Term Investments: 0.12%

Investment Companies: 0.12%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34		13,185	13,185

Total Short-Term Investments (Cost $13,185)				13,185

Total investments in securities (Cost $10,557,580)	99.28%	10,641,255

Other assets and liabilities, net	0.72	77,386

Total net assets	100.00%	$10,718,641

@	Foreign bond principal is denominated in the local currency of the issuer.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

208	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

Abbreviations:

AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CZK	Czech koruna
DKK	Danish krone
EUR	Euro
GBP	Great British pound
JPY	Japanese yen
KRW	Republic of Korea won
MXN	Mexican peso
MYR	Malaysian ringgit
NOK	Norwegian krone
NZD	New Zealand dollar
PLN	Polish zloty
RUB	Russian ruble
SEK	Swedish krona
SGD	Singapore dollar
THB	Thai baht

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

434,652 USD	340,000 GBP	State Street Bank	3/6/2019	$0	$(16,353)

91,332 USD	1,860,000 MXN	State Street Bank	3/6/2019	0	(5,103)

174,817 USD	230,000 CAD	State Street Bank	3/6/2019	19	0

103,959 USD	150,000 NZD	State Street Bank	3/6/2019	1,804	0

79,582 USD	300,000 PLN	State Street Bank	3/6/2019	294	0

94,842 USD	3,100,000 THB	State Street Bank	3/6/2019	0	(3,535)

102,566 USD	140,000 SGD	State Street Bank	3/6/2019	0	(987)

274,024 USD	2,460,000 SEK	State Street Bank	3/6/2019	7,633	0

430,000 AUD	317,666 USD	State Street Bank	3/6/2019	0	(12,631)

90,600,000 JPY	804,700 USD	State Street Bank	3/6/2019	8,233	0

1,525,000 DKK	234,036 USD	State Street Bank	3/6/2019	0	(1,502)

115,000 NOK	13,531 USD	State Street Bank	3/6/2019	0	(90)

118,500 EUR	135,602 USD	State Street Bank	3/6/2019	0	(792)

214,766 USD	14,450,000 RUB	State Street Bank	3/12/2019	0	(4,067)

340,000,000 KRW	306,859 USD	State Street Bank	3/12/2019	0	(4,495)

204,987 USD	855,000 MYR	State Street Bank	3/12/2019	0	(5,233)

				$17,983	$(54,788)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	209

INTERNATIONAL GOVERNMENT BOND PORTFOLIO

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	41,773	1,678,331	1,706,919	13,185	$0	$0	$1,075	$13,185	0.12%

The following table shows the percent of total long-term investments by country allocation as of February 28, 2019:

Japan	20.05%
United Kingdom	8.08
Italy	7.97
France	7.87
Spain	4.21
Belgium	4.05
Austria	4.02
Canada	3.99
South Korea	3.97
Australia	3.96
Netherlands	3.92
Mexico	3.88
Sweden	3.70
Germany	3.22
Ireland	3.06
Poland	3.00
Malaysia	2.96
Singapore	2.06
Thailand	1.95
Switzerland	1.23
New Zealand	0.99
Czech Republic	0.95
Norway	0.91

100.00%

The accompanying notes are an integral part of these financial statements.

210	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 82.20%

Communication Services: 4.53%

Diversified Telecommunication Services: 0.76%

AT&T Incorporated	3.00%	2-15-2022	$200,000	$198,928

AT&T Incorporated	4.30	12-15-2042	350,000	306,561

AT&T Incorporated	4.50	5-15-2035	230,000	216,671

AT&T Incorporated	5.00	3-1-2021	200,000	208,544

Verizon Communications Incorporated	3.85	11-1-2042	260,000	234,327

Verizon Communications Incorporated	4.13	3-16-2027	200,000	204,751

Verizon Communications Incorporated	4.67	3-15-2055	655,000	638,127

				2,007,909

Entertainment: 0.84%

Viacom Incorporated	4.25	9-1-2023	180,000	184,387

Viacom Incorporated	4.50	3-1-2021	350,000	357,795

Viacom Incorporated	5.85	9-1-2043	87,000	90,682

Viacom Incorporated	6.88	4-30-2036	238,000	271,145

Walt Disney Company	2.55	2-15-2022	175,000	174,400

Walt Disney Company	2.75	8-16-2021	350,000	350,507

Walt Disney Company	3.00	2-13-2026	350,000	346,731

Walt Disney Company	4.13	12-1-2041	175,000	177,065

Walt Disney Company	4.13	6-1-2044	245,000	248,443

				2,201,155

Interactive Media & Services: 0.17%

Alphabet Incorporated	3.38	2-25-2024	87,000	89,323

Alphabet Incorporated	3.63	5-19-2021	350,000	358,178

				447,501

Media: 2.77%

21st Century Fox America Incorporated	3.00	9-15-2022	262,000	261,433

21st Century Fox America Incorporated	4.50	2-15-2021	350,000	359,245

21st Century Fox America Incorporated	8.15	10-17-2036	175,000	252,976

CBS Corporation	3.70	8-15-2024	350,000	347,735

CBS Corporation	4.85	7-1-2042	140,000	133,387

CBS Corporation	4.90	8-15-2044	350,000	331,814

Charter Communications Operating LLC	3.58	7-23-2020	200,000	200,905

Charter Communications Operating LLC	4.46	7-23-2022	400,000	410,287

Charter Communications Operating LLC	4.91	7-23-2025	400,000	414,367

Comcast Corporation	2.35	1-15-2027	210,000	192,206

Comcast Corporation	3.13	7-15-2022	350,000	352,158

Comcast Corporation	4.00	11-1-2049	200,000	185,734

Comcast Corporation	4.40	8-15-2035	210,000	212,429

Comcast Corporation	4.75	3-1-2044	262,000	271,983

Discovery Communications LLC	3.30	5-15-2022	175,000	173,525

Discovery Communications LLC	3.95	3-20-2028	400,000	380,784

Discovery Communications LLC	4.38	6-15-2021	210,000	214,450

Discovery Communications LLC	6.35	6-1-2040	175,000	187,101

Omnicom Group Incorporated	3.63	5-1-2022	175,000	176,116

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	211

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Time Warner Cable Incorporated	4.00%	1-15-2022	$210,000	$214,089

Time Warner Cable Incorporated	4.70	1-15-2021	175,000	180,153

Time Warner Cable Incorporated	5.50	9-1-2041	210,000	198,719

Time Warner Cable Incorporated	6.55	5-1-2037	300,000	318,120

Time Warner Cable Incorporated	7.63	4-15-2031	200,000	257,456

Time Warner Cable Incorporated	8.38	3-15-2023	175,000	201,951

Time Warner Entertainment Company LP	3.40	6-15-2022	70,000	70,191

Time Warner Entertainment Company LP	4.75	3-29-2021	350,000	362,264

Time Warner Entertainment Company LP	4.90	6-15-2042	36,000	34,178

Time Warner Entertainment Company LP	8.38	7-15-2033	210,000	265,806

Viacom Incorporated	5.50	5-15-2033	140,000	148,062

				7,309,624

Consumer Discretionary: 5.47%

Auto Components: 0.12%

Lear Corporation	5.25	1-15-2025	297,000	304,844

Automobiles: 1.08%

American Honda Finance Corporation	1.65	7-12-2021	500,000	484,820

American Honda Finance Corporation	2.90	2-16-2024	200,000	197,120

Ford Motor Company	7.45	7-16-2031	700,000	738,152

General Motors Company	6.25	10-2-2043	175,000	172,518

General Motors Company	6.60	4-1-2036	350,000	361,351

Toyota Motor Credit Corporation	1.95	4-17-2020	300,000	297,372

Toyota Motor Credit Corporation	2.60	1-11-2022	300,000	297,522

Toyota Motor Credit Corporation	2.63	1-10-2023	310,000	305,161

				2,854,016

Diversified Consumer Services: 0.09%

President & Fellows of Harvard College	4.88	10-15-2040	210,000	244,894

Hotels, Restaurants & Leisure: 0.96%

Marriott International Incorporated	3.38	10-15-2020	117,000	117,109

McDonald’s Corporation	2.63	1-15-2022	250,000	247,946

McDonald’s Corporation	3.38	5-26-2025	245,000	243,703

McDonald’s Corporation	3.50	7-15-2020	140,000	141,204

McDonald’s Corporation	3.63	5-20-2021	70,000	70,941

McDonald’s Corporation	4.60	5-26-2045	175,000	174,279

McDonald’s Corporation	6.30	10-15-2037	210,000	251,585

Starbucks Corporation	3.75	12-1-2047	800,000	685,345

Starbucks Corporation	4.00	11-15-2028	500,000	507,870

Starbucks Corporation	4.30	6-15-2045	105,000	98,764

				2,538,746

Household Durables: 0.25%

Newell Rubbermaid Incorporated	4.70	8-15-2020	350,000	354,772

Whirlpool Corporation	4.00	3-1-2024	87,000	87,719

Whirlpool Corporation	4.70	6-1-2022	140,000	144,091

Whirlpool Corporation	4.85	6-15-2021	70,000	72,093

				658,675

The accompanying notes are an integral part of these financial statements.

212	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.78%

Amazon.com Incorporated	3.80%	12-5-2024	$200,000	$208,418

Amazon.com Incorporated	4.05	8-22-2047	400,000	401,420

Amazon.com Incorporated	4.25	8-22-2057	400,000	405,451

Amazon.com Incorporated	4.95	12-5-2044	300,000	341,555

eBay Incorporated	3.25	10-15-2020	140,000	140,298

eBay Incorporated	4.00	7-15-2042	175,000	140,202

Expedia Incorporated	4.50	8-15-2024	70,000	71,393

QVC Incorporated	4.38	3-15-2023	210,000	211,733

QVC Incorporated	5.13	7-2-2022	140,000	145,801

				2,066,271

Leisure Products: 0.04%

Hasbro Incorporated	6.35	3-15-2040	108,000	113,636

Multiline Retail: 0.66%

Dollar General Corporation	3.25	4-15-2023	245,000	241,439

Kohl’s Corporation	3.25	2-1-2023	105,000	102,724

Macy’s Retail Holdings Incorporated	3.88	1-15-2022	140,000	140,436

Nordstrom Incorporated	4.00	10-15-2021	175,000	177,716

Nordstrom Incorporated	4.75	5-1-2020	94,000	95,783

Nordstrom Incorporated	5.00	1-15-2044	70,000	59,900

Target Corporation	2.90	1-15-2022	175,000	176,229

Target Corporation	3.63	4-15-2046	210,000	188,922

Target Corporation	3.90	11-15-2047	600,000	565,702

				1,748,851

Specialty Retail: 1.31%

AutoZone Incorporated	2.88	1-15-2023	175,000	170,312

AutoZone Incorporated	3.13	7-15-2023	105,000	103,367

AutoZone Incorporated	4.00	11-15-2020	140,000	141,264

Home Depot Incorporated	3.50	9-15-2056	260,000	229,167

Home Depot Incorporated	3.75	2-15-2024	350,000	363,059

Home Depot Incorporated	3.95	9-15-2020	280,000	284,910

Home Depot Incorporated	4.40	4-1-2021	350,000	360,201

Lowe’s Companies Incorporated	2.50	4-15-2026	350,000	319,791

Lowe’s Companies Incorporated	3.12	4-15-2022	140,000	139,785

Lowe’s Companies Incorporated	3.75	4-15-2021	105,000	106,403

Lowe’s Companies Incorporated	3.88	9-15-2023	175,000	177,923

Lowe’s Companies Incorporated	4.25	9-15-2044	175,000	161,169

Lowe’s Companies Incorporated	4.38	9-15-2045	200,000	186,025

O’Reilly Automotive Incorporated	3.80	9-1-2022	105,000	106,656

O’Reilly Automotive Incorporated	4.63	9-15-2021	105,000	108,364

O’Reilly Automotive Incorporated	4.88	1-14-2021	31,000	31,913

Unilever Capital Corporation	2.00	7-28-2026	500,000	454,648

				3,444,957

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	213

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.18%

Nike Incorporated	2.25%	5-1-2023	$70,000	$68,915

Nike Incorporated	3.63	5-1-2043	70,000	66,693

Nike Incorporated	3.88	11-1-2045	350,000	346,173

				481,781

Consumer Staples: 7.10%

Beverages: 2.05%

Anheuser-Busch InBev Finance Company	4.00	1-17-2043	210,000	176,946

Anheuser-Busch InBev Finance Company	4.63	2-1-2044	245,000	224,437

Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	252,000	208,386

Anheuser-Busch InBev Worldwide Incorporated	4.75	4-15-2058	400,000	363,076

Constellation Brands Incorporated	3.50	5-9-2027	500,000	474,744

Constellation Brands Incorporated	3.75	5-1-2021	98,000	98,626

Constellation Brands Incorporated	4.25	5-1-2023	360,000	370,778

Keurig Dr Pepper Incorporated 144A	4.60	5-25-2028	700,000	707,645

Molson Coors Brewing Company	2.10	7-15-2021	260,000	252,914

PepsiCo Incorporated	2.75	3-5-2022	259,000	259,125

PepsiCo Incorporated	3.00	8-25-2021	175,000	176,127

PepsiCo Incorporated	3.60	8-13-2042	285,000	268,598

PepsiCo Incorporated	4.00	3-5-2042	175,000	174,853

PepsiCo Incorporated	4.25	10-22-2044	140,000	144,230

PepsiCo Incorporated	5.50	1-15-2040	210,000	249,645

The Coca-Cola Company	2.50	4-1-2023	245,000	243,207

The Coca-Cola Company	2.55	6-1-2026	500,000	478,893

The Coca-Cola Company	2.88	10-27-2025	200,000	197,647

The Coca-Cola Company	3.20	11-1-2023	280,000	284,957

The Coca-Cola Company	3.30	9-1-2021	49,000	49,692

				5,404,526

Food & Staples Retailing: 1.16%

Sysco Corporation	3.30	7-15-2026	200,000	193,300

Sysco Corporation	5.38	9-21-2035	200,000	219,723

The Kroger Company	3.40	4-15-2022	175,000	175,496

The Kroger Company	3.85	8-1-2023	175,000	177,613

The Kroger Company	5.00	4-15-2042	175,000	165,270

The Kroger Company	5.15	8-1-2043	105,000	100,502

The Kroger Company	6.90	4-15-2038	210,000	241,240

Wal-Mart Stores Incorporated	3.63	7-8-2020	270,000	273,538

Wal-Mart Stores Incorporated	4.25	4-15-2021	350,000	361,059

Wal-Mart Stores Incorporated	4.88	7-8-2040	175,000	195,500

Wal-Mart Stores Incorporated	5.63	4-1-2040	180,000	218,204

Wal-Mart Stores Incorporated	5.88	4-5-2027	70,000	81,558

Walgreens Boots Alliance Incorporated	3.45	6-1-2026	200,000	191,506

Walgreens Boots Alliance Incorporated	3.80	11-18-2024	200,000	201,039

Walgreens Boots Alliance Incorporated	4.80	11-18-2044	300,000	280,190

				3,075,738

The accompanying notes are an integral part of these financial statements.

214	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 2.03%

Archer-Daniels-Midland Company	4.54%	3-26-2042	$175,000	$182,983

Campbell Soup Company	2.50	8-2-2022	85,000	81,871

ConAgra Brands Incorporated	4.60	11-1-2025	200,000	203,001

ConAgra Brands Incorporated	4.85	11-1-2028	600,000	602,481

ConAgra Foods Incorporated	8.25	9-15-2030	84,000	107,749

General Mills Incorporated	3.65	2-15-2024	175,000	176,275

General Mills Incorporated	4.20	4-17-2028	800,000	808,838

J.M. Smucker Company	3.50	10-15-2021	210,000	211,550

Kellogg Company	4.00	12-15-2020	155,000	157,399

Kraft Heinz Foods Company	2.80	7-2-2020	400,000	397,812

Kraft Heinz Foods Company	3.00	6-1-2026	500,000	460,392

Kraft Heinz Foods Company	4.38	6-1-2046	300,000	248,572

Mead Johnson Nutrition Company	5.90	11-1-2039	70,000	83,591

Tyson Foods Incorporated	4.35	3-1-2029	300,000	301,431

Tyson Foods Incorporated	4.50	6-15-2022	350,000	362,293

Tyson Foods Incorporated	4.88	8-15-2034	175,000	175,080

Unilever Capital Corporation	4.25	2-10-2021	300,000	308,490

Unilever Capital Corporation	5.90	11-15-2032	410,000	501,737

				5,371,545

Household Products: 0.74%

Clorox Company	3.05	9-15-2022	113,000	113,015

Clorox Company	3.50	12-15-2024	140,000	141,240

Colgate-Palmolive Company	2.30	5-3-2022	350,000	345,412

Kimberly-Clark Corporation	2.40	6-1-2023	105,000	102,207

Kimberly-Clark Corporation	5.30	3-1-2041	171,000	198,914

Kimberly-Clark Corporation	6.63	8-1-2037	140,000	184,578

Procter & Gamble Company	2.45	11-3-2026	900,000	857,284

				1,942,650

Personal Products: 0.06%

Estee Lauder Companies Incorporated	6.00	5-15-2037	140,000	172,037

Tobacco: 1.06%

Altria Group Incorporated	4.00	1-31-2024	62,000	62,584

Altria Group Incorporated	4.25	8-9-2042	350,000	282,685

Altria Group Incorporated	4.50	5-2-2043	175,000	144,859

Altria Group Incorporated	4.75	5-5-2021	200,000	206,787

Philip Morris International Incorporated	2.50	8-22-2022	175,000	171,293

Philip Morris International Incorporated	2.63	3-6-2023	122,000	119,277

Philip Morris International Incorporated	3.25	11-10-2024	210,000	208,382

Philip Morris International Incorporated	4.13	3-4-2043	210,000	188,832

Philip Morris International Incorporated	4.25	11-10-2044	210,000	192,713

Philip Morris International Incorporated	4.50	3-20-2042	140,000	132,423

Reynolds American Incorporated	4.00	6-12-2022	280,000	283,387

Reynolds American Incorporated	4.45	6-12-2025	350,000	352,947

Reynolds American Incorporated	5.70	8-15-2035	210,000	207,079

Reynolds American Incorporated	6.15	9-15-2043	87,000	85,699

Reynolds American Incorporated	7.25	6-15-2037	140,000	153,020

				2,791,967

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	215

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Energy: 8.55%

Energy Equipment & Services: 0.45%

Halliburton Company	3.25%	11-15-2021	$140,000	$140,525

Halliburton Company	3.50	8-1-2023	350,000	352,073

Halliburton Company	3.80	11-15-2025	350,000	351,614

Halliburton Company	4.50	11-15-2041	175,000	167,983

Halliburton Company	4.75	8-1-2043	175,000	175,271

				1,187,466

Oil, Gas & Consumable Fuels: 8.10%

Anadarko Finance Company	7.50	5-1-2031	227,000	274,720

Anadarko Petroleum Corporation	6.20	3-15-2040	210,000	230,546

Anadarko Petroleum Corporation	6.45	9-15-2036	160,000	180,066

Apache Corporation	3.25	4-15-2022	253,000	250,659

Apache Corporation	5.10	9-1-2040	402,000	379,379

Apache Corporation	5.25	2-1-2042	70,000	67,647

Boardwalk Pipelines LP	3.38	2-1-2023	70,000	67,728

BP Capital Markets America Incorporated	3.94	9-21-2028	200,000	205,914

BP Capital Markets America Incorporated	4.50	10-1-2020	350,000	358,694

Buckeye Partners LP	4.15	7-1-2023	175,000	173,941

Chevron Corporation	2.10	5-16-2021	260,000	256,351

Chevron Corporation	2.36	12-5-2022	525,000	515,691

Chevron Corporation	2.42	11-17-2020	350,000	348,456

Columbia Pipeline Group Incorporated	5.80	6-1-2045	140,000	151,865

ConocoPhillips Company	4.30	11-15-2044	210,000	215,716

ConocoPhillips Company	4.95	3-15-2026	350,000	383,234

ConocoPhillips Company	5.90	10-15-2032	175,000	210,144

ConocoPhillips Company	6.95	4-15-2029	210,000	266,500

Devon Energy Corporation	4.00	7-15-2021	140,000	141,781

Devon Energy Corporation	7.95	4-15-2032	150,000	193,617

El Paso Pipeline Partners Operating LLC	4.70	11-1-2042	70,000	65,894

Enbridge Energy Partners LP	5.50	9-15-2040	140,000	152,080

Enbridge Energy Partners LP	7.50	4-15-2038	189,000	246,038

Energy Transfer Partners LP	4.75	1-15-2026	280,000	285,140

Energy Transfer Partners LP	4.90	2-1-2024	210,000	218,458

Energy Transfer Partners LP	5.95	10-1-2043	140,000	140,183

Energy Transfer Partners LP	7.50	7-1-2038	70,000	82,213

Enterprise Products Operating LLC	3.35	3-15-2023	245,000	245,340

Enterprise Products Operating LLC	4.45	2-15-2043	355,000	342,828

Enterprise Products Operating LLC	4.85	3-15-2044	280,000	285,873

Enterprise Products Operating LLC	5.70	2-15-2042	140,000	156,062

Enterprise Products Operating LLC	5.95	2-1-2041	70,000	80,114

Enterprise Products Operating LLC	7.55	4-15-2038	70,000	91,823

EOG Resources Incorporated	3.90	4-1-2035	140,000	136,729

EOG Resources Incorporated	4.10	2-1-2021	140,000	142,637

EOG Resources Incorporated	4.40	6-1-2020	210,000	213,460

EQT Corporation	4.88	11-15-2021	210,000	215,625

Exxon Mobil Corporation	2.71	3-6-2025	350,000	344,954

Exxon Mobil Corporation	3.04	3-1-2026	500,000	498,767

Hess Corporation	7.30	8-15-2031	269,000	306,474

The accompanying notes are an integral part of these financial statements.

216	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Kerr-McGee Corporation	6.95%	7-1-2024	$140,000	$157,830

Kinder Morgan Energy Partners LP	3.45	2-15-2023	175,000	175,253

Kinder Morgan Energy Partners LP	5.00	8-15-2042	175,000	171,414

Kinder Morgan Energy Partners LP	5.00	3-1-2043	157,000	153,626

Kinder Morgan Energy Partners LP	5.30	9-15-2020	87,000	89,666

Kinder Morgan Energy Partners LP	5.50	3-1-2044	210,000	217,489

Kinder Morgan Energy Partners LP	5.80	3-15-2035	70,000	74,510

Magellan Midstream Partners LP	5.15	10-15-2043	140,000	144,901

Marathon Oil Corporation	3.85	6-1-2025	245,000	241,572

Marathon Oil Corporation	5.20	6-1-2045	140,000	144,091

Marathon Petroleum Corporation	3.63	9-15-2024	350,000	346,218

Marathon Petroleum Corporation 144A	3.80	4-1-2028	385,000	371,339

Marathon Petroleum Corporation	5.13	3-1-2021	24,000	24,823

MPLX LP	4.13	3-1-2027	200,000	196,001

MPLX LP	4.70	4-15-2048	500,000	458,498

MPLX LP	4.88	6-1-2025	200,000	208,173

MPLX LP	5.20	3-1-2047	220,000	214,564

NextEra Energy Capital	4.50	6-1-2021	140,000	143,264

Noble Energy Incorporated	3.90	11-15-2024	210,000	207,104

Occidental Petroleum Corporation	3.00	2-15-2027	200,000	194,621

Occidental Petroleum Corporation	3.50	6-15-2025	200,000	202,022

Occidental Petroleum Corporation	4.10	2-1-2021	322,000	328,614

Occidental Petroleum Corporation	4.40	4-15-2046	200,000	204,781

ONEOK Incorporated	4.00	7-13-2027	200,000	196,646

ONEOK Incorporated	4.55	7-15-2028	500,000	506,730

ONEOK Partners LP	3.38	10-1-2022	350,000	350,001

Phillips 66	4.30	4-1-2022	500,000	517,161

Phillips 66	4.65	11-15-2034	140,000	144,687

Phillips 66	5.88	5-1-2042	400,000	463,299

Plains All American Pipeline LP	3.60	11-1-2024	210,000	204,820

Plains All American Pipeline LP	3.85	10-15-2023	350,000	348,112

Plains All American Pipeline LP	4.90	2-15-2045	175,000	160,611

Plains All American Pipeline LP	5.00	2-1-2021	140,000	142,915

Plains All American Pipeline LP	6.65	1-15-2037	140,000	153,056

Sabine Pass Liquefaction LLC	4.20	3-15-2028	270,000	265,803

Sabine Pass Liquefaction LLC	5.00	3-15-2027	400,000	415,546

Sabine Pass Liquefaction LLC	5.63	3-1-2025	200,000	216,444

Sabine Pass Liquefaction LLC	5.88	6-30-2026	200,000	218,332

Spectra Energy Partners LP	3.38	10-15-2026	300,000	287,725

Spectra Energy Partners LP	4.75	3-15-2024	245,000	257,018

Sunoco Logistics Partner LP	3.45	1-15-2023	140,000	138,144

Sunoco Logistics Partner LP	4.95	1-15-2043	105,000	93,887

Sunoco Logistics Partner LP	5.35	5-15-2045	140,000	132,035

TC Pipelines LP	4.65	6-15-2021	210,000	213,625

Tennessee Gas Pipeline Company	7.00	10-15-2028	175,000	208,052

Texas Eastern Transmission LP	7.00	7-15-2032	227,000	275,147

Valero Energy Corporation	7.50	4-15-2032	210,000	261,009

Western Gas Partners LP	4.00	7-1-2022	280,000	281,171

Williams Partners LP	3.35	8-15-2022	175,000	173,447

Williams Partners LP	4.13	11-15-2020	210,000	212,456

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	217

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Williams Partners LP	5.25%	3-15-2020	$448,000	$457,338

Williams Partners LP	6.30	4-15-2040	273,000	306,877

				21,395,809

Financials: 17.21%

Banks: 7.07%

ABB Finance (USA) Incorporated	4.38	5-8-2042	26,000	26,826

Australia & New Zealand Banking Group Limited	2.55	11-23-2021	250,000	245,978

Australia & New Zealand Banking Group Limited	2.63	5-19-2022	300,000	294,634

Australia & New Zealand Banking Group Limited	2.63	11-9-2022	500,000	490,758

Bank of America Corporation	3.25	10-21-2027	525,000	502,380

Bank of America Corporation (3 Month LIBOR +1.19%) ±	3.95	1-23-2049	200,000	189,353

Bank of America Corporation	4.18	11-25-2027	560,000	557,375

Bank of America Corporation	4.25	10-22-2026	280,000	281,282

Bank One Corporation	7.63	10-15-2026	168,000	205,224

BB&T Corporation	2.05	5-10-2021	210,000	205,923

BB&T Corporation	2.85	10-26-2024	500,000	489,711

BB&T Corporation	3.80	10-30-2026	400,000	402,230

Citigroup Incorporated	2.75	4-25-2022	200,000	197,444

Citigroup Incorporated	4.45	9-29-2027	525,000	526,818

Citigroup Incorporated	4.60	3-9-2026	200,000	204,466

Citigroup Incorporated	4.65	7-30-2045	300,000	311,801

Citigroup Incorporated	4.75	5-18-2046	300,000	295,697

Citizens Financial Group Incorporated	4.30	12-3-2025	200,000	201,694

City National Corporation	5.25	9-15-2020	140,000	144,160

Compass Bank Subordinated	3.88	4-10-2025	250,000	243,092

Discover Bank	3.10	6-4-2020	500,000	499,589

Discover Bank	4.20	8-8-2023	310,000	316,776

Discover Bank	4.25	3-13-2026	250,000	247,151

Fifth Third Bank	2.25	6-14-2021	200,000	196,476

Fifth Third Bank	2.88	10-1-2021	300,000	297,451

Fifth Third Bank	3.85	3-15-2026	800,000	798,571

HSBC Bank USA NA	5.00	9-27-2020	350,000	358,219

HSBC Bank USA NA	5.63	8-15-2035	225,000	253,637

Huntington Bancshares Incorporated	2.30	1-14-2022	500,000	487,983

Huntington Bancshares Incorporated	3.15	3-14-2021	500,000	499,680

Huntington Bancshares Incorporated	7.00	12-15-2020	17,000	18,084

JPMorgan Chase & Company	2.95	10-1-2026	525,000	500,528

JPMorgan Chase & Company	3.20	1-25-2023	200,000	200,132

JPMorgan Chase & Company	4.13	12-15-2026	500,000	505,977

JPMorgan Chase & Company (3 Month LIBOR +1.58%) ±	4.26	2-22-2048	240,000	236,591

Key Bank NA	2.40	6-9-2022	700,000	683,872

Key Bank NA	3.18	10-15-2027	250,000	247,119

Key Bank NA	3.30	6-1-2025	250,000	247,694

KeyCorp	5.10	3-24-2021	300,000	312,037

National Australia Bank	2.63	1-14-2021	500,000	497,058

People’s United Financial Incorporated	3.65	12-6-2022	105,000	104,665

PNC Bank NA	2.15	4-29-2021	250,000	245,487

PNC Bank NA	2.95	1-30-2023	300,000	295,892

The accompanying notes are an integral part of these financial statements.

218	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

PNC Bank NA	3.30%	10-30-2024	$500,000	$501,273

PNC Bank NA	4.20	11-1-2025	250,000	259,820

Santander Holdings USA Incorporated	4.50	7-17-2025	350,000	355,297

Santander UK Group Holdings plc (3 Month LIBOR +1.40%) ±	3.82	11-3-2028	1,000,000	942,266

SunTrust Banks Incorporated	3.30	5-15-2026	1,200,000	1,167,538

UnionBanCal Corporation	3.50	6-18-2022	140,000	140,600

US Bancorp	2.38	7-22-2026	190,000	178,333

US Bancorp	3.00	3-15-2022	350,000	350,142

US Bancorp	3.60	9-11-2024	350,000	355,136

US Bancorp	4.13	5-24-2021	350,000	359,167

				18,677,087

Capital Markets: 3.16%

AGL Capital Corporation	4.40	6-1-2043	140,000	134,694

Ameriprise Financial Incorporated	5.30	3-15-2020	210,000	215,049

Bank of New York Mellon Corporation	2.50	4-15-2021	350,000	347,138

Bank of New York Mellon Corporation	2.95	1-29-2023	300,000	298,649

Bank of New York Mellon Corporation	3.40	1-29-2028	300,000	299,679

Bank of New York Mellon Corporation	3.55	9-23-2021	420,000	426,791

Charles Schwab Corporation	4.45	7-22-2020	140,000	143,036

CME Group Incorporated	4.15	6-15-2048	200,000	203,708

Deutsche Bank AG	3.15	1-22-2021	200,000	195,365

Goldman Sachs Group Incorporated (3 Month LIBOR +1.51%) ±	3.69	6-5-2028	700,000	677,836

Goldman Sachs Group Incorporated	3.75	5-22-2025	350,000	348,308

Goldman Sachs Group Incorporated	5.95	1-15-2027	200,000	218,733

Goldman Sachs Group Incorporated	6.13	2-15-2033	200,000	236,520

Intercontinental Exchange Incorporated	2.75	12-1-2020	350,000	348,720

Jefferies Group Incorporated	5.13	1-20-2023	175,000	181,511

Jefferies Group Incorporated	6.45	6-8-2027	105,000	111,180

Jefferies Group Incorporated	6.88	4-15-2021	105,000	111,206

Legg Mason Incorporated	4.75	3-15-2026	190,000	192,406

Moody’s Corporation	4.50	9-1-2022	175,000	181,282

Moody’s Corporation	5.25	7-15-2044	210,000	226,941

Morgan Stanley	4.30	1-27-2045	350,000	342,914

Morgan Stanley	5.00	11-24-2025	200,000	210,225

Morgan Stanley	6.25	8-9-2026	300,000	341,243

Morgan Stanley	7.25	4-1-2032	329,000	427,886

Northern Trust Corporation	3.95	10-30-2025	175,000	181,750

PPL Capital Funding Incorporated	3.10	5-15-2026	100,000	94,042

S&P Global Incorporated	4.00	6-15-2025	227,000	234,055

State Street Corporation	1.95	5-19-2021	600,000	587,342

State Street Corporation	2.65	5-19-2026	400,000	380,449

State Street Corporation	4.38	3-7-2021	300,000	308,778

TD Ameritrade Holding Corporation	3.63	4-1-2025	140,000	141,294

				8,348,730

Consumer Finance: 1.95%

American Express Company	2.50	8-1-2022	600,000	587,451

American Express Company	2.65	12-2-2022	402,000	395,965

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	219

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)

American Express Company	4.20%	11-6-2025	$200,000	$207,709

American Express Credit Corporation	2.25	5-5-2021	200,000	197,047

American Express Credit Corporation	2.38	5-26-2020	175,000	173,891

American Honda Finance Corporation	3.45	7-14-2023	200,000	202,752

Capital One Financial Corporation	3.75	7-28-2026	525,000	499,083

Capital One Financial Corporation	3.75	3-9-2027	330,000	316,547

Capital One Financial Corporation	4.75	7-15-2021	315,000	324,887

Caterpillar Financial Services Corporation	2.63	3-1-2023	260,000	255,146

Caterpillar Financial Services Corporation	3.25	12-1-2024	200,000	200,086

Caterpillar Financial Services Corporation	3.75	11-24-2023	175,000	179,525

Discover Financial Services	3.95	11-6-2024	200,000	197,952

Ford Motor Credit Company LLC	3.10	5-4-2023	200,000	183,892

Ford Motor Credit Company LLC	5.75	2-1-2021	200,000	205,359

General Motors Financial Company Incorporated	3.70	5-9-2023	380,000	374,013

John Deere Capital Corporation	3.90	7-12-2021	210,000	215,082

Synchrony Financial	3.70	8-4-2026	200,000	182,211

Toyota Motor Credit Corporation	3.40	9-15-2021	245,000	248,555

				5,147,153

Diversified Financial Services: 0.82%

Berkshire Hathaway Incorporated	3.00	2-11-2023	75,000	75,468

Berkshire Hathaway Incorporated	3.13	3-15-2026	525,000	519,268

Berkshire Hathaway Incorporated	3.40	1-31-2022	175,000	178,722

Berkshire Hathaway Incorporated	4.50	2-11-2043	275,000	290,950

Block Financial LLC	5.50	11-1-2022	140,000	145,551

National Rural Utilities Cooperative Finance Corporation	3.25	11-1-2025	300,000	297,439

National Rural Utilities Cooperative Finance Corporation	3.40	2-7-2028	300,000	296,689

National Rural Utilities Cooperative Finance Corporation	4.02	11-1-2032	140,000	144,385

National Rural Utilities Cooperative Finance Corporation (3 Month LIBOR +2.91%) ±	4.75	4-30-2043	175,000	169,337

TECO Finance Incorporated	5.15	3-15-2020	45,000	45,913

				2,163,722

Insurance: 4.08%

ACE INA Holdings Incorporated	2.70	3-13-2023	280,000	275,830

ACE INA Holdings Incorporated	3.15	3-15-2025	200,000	198,088

ACE INA Holdings Incorporated	3.35	5-15-2024	350,000	351,424

Alleghany Corporation	5.63	9-15-2020	70,000	72,217

Allstate Corporation (3 Month LIBOR +2.12%) ±	6.50	5-15-2067	140,000	149,800

American International Group Incorporated	4.50	7-16-2044	300,000	275,164

American International Group Incorporated	4.88	6-1-2022	600,000	628,740

American International Group Incorporated (3 Month LIBOR +2.87%) ±	5.75	4-1-2048	200,000	185,500

American International Group Incorporated	6.40	12-15-2020	200,000	211,130

Aon Corporation	6.25	9-30-2040	70,000	83,588

Arch Capital Group Limited	5.14	11-1-2043	147,000	156,033

Berkshire Hathaway Finance Corporation	2.90	10-15-2020	150,000	150,524

Berkshire Hathaway Finance Corporation	4.40	5-15-2042	180,000	186,641

Berkshire Hathaway Finance Corporation	5.75	1-15-2040	175,000	211,568

Chubb Corporation	6.00	5-11-2037	196,000	242,334

Chubb INA Holdings Incorporated	2.30	11-3-2020	200,000	198,047

The accompanying notes are an integral part of these financial statements.

220	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Insurance (continued)

CNA Financial Corporation	5.88%	8-15-2020	$350,000	$362,833

Hartford Financial Services Group Incorporated	4.30	4-15-2043	30,000	28,828

Hartford Financial Services Group Incorporated	5.13	4-15-2022	168,000	176,866

Hartford Financial Services Group Incorporated	5.95	10-15-2036	52,000	59,515

Hartford Financial Services Group Incorporated	6.10	10-1-2041	175,000	204,810

Lincoln National Corporation	4.00	9-1-2023	175,000	179,332

Lincoln National Corporation	4.85	6-24-2021	56,000	57,845

Loews Corporation	2.63	5-15-2023	105,000	102,829

Loews Corporation	4.13	5-15-2043	140,000	132,291

Marsh & McLennan Companies Incorporated	4.38	3-15-2029	1,100,000	1,133,702

Marsh & McLennan Companies Incorporated	4.80	7-15-2021	210,000	217,203

MetLife Incorporated	3.05	12-15-2022	190,000	189,615

MetLife Incorporated	4.13	8-13-2042	210,000	202,373

MetLife Incorporated	4.37	9-15-2023	400,000	420,734

MetLife Incorporated	4.72	12-15-2044	175,000	183,593

MetLife Incorporated	4.75	2-8-2021	200,000	206,281

MetLife Incorporated	6.38	6-15-2034	196,000	242,855

MetLife Incorporated	6.40	12-15-2066	200,000	212,000

MetLife Incorporated	6.50	12-15-2032	140,000	177,268

Principal Financial Group Incorporated	3.30	9-15-2022	175,000	174,446

Principal Financial Group Incorporated	3.40	5-15-2025	140,000	137,927

Progressive Corporation	6.25	12-1-2032	252,000	312,318

Prudential Financial Incorporated	3.91	12-7-2047	155,000	142,739

Prudential Financial Incorporated	3.94	12-7-2049	200,000	185,985

Prudential Financial Incorporated	4.50	11-16-2021	175,000	181,391

Prudential Financial Incorporated	4.60	5-15-2044	350,000	361,402

Prudential Financial Incorporated (3 Month LIBOR +3.04%) ±	5.20	3-15-2044	175,000	173,250

Prudential Financial Incorporated	5.75	7-15-2033	350,000	400,818

Prudential Financial Incorporated	6.63	12-1-2037	45,000	56,060

Reinsurance Group of America Incorporated	5.00	6-1-2021	42,000	43,443

Transatlantic Holdings Incorporated	8.00	11-30-2039	70,000	93,067

Travelers Companies Incorporated	5.35	11-1-2040	245,000	285,853

WR Berkley Corporation	5.38	9-15-2020	140,000	143,707

				10,759,807

Mortgage REITs: 0.13%

CC Holdings GS V LLC	3.85	4-15-2023	350,000	352,284

Health Care: 10.32%

Biotechnology: 1.68%

AbbVie Incorporated	2.30	5-14-2021	350,000	343,990

AbbVie Incorporated	2.50	5-14-2020	250,000	248,340

AbbVie Incorporated	3.20	5-14-2026	420,000	396,076

AbbVie Incorporated	4.45	5-14-2046	200,000	175,685

Amgen Incorporated	3.63	5-15-2022	200,000	202,768

Amgen Incorporated	3.63	5-22-2024	350,000	355,033

Amgen Incorporated	3.88	11-15-2021	200,000	203,600

Amgen Incorporated	4.50	3-15-2020	45,000	45,691

Amgen Incorporated	5.75	3-15-2040	56,000	61,728

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	221

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Biotechnology (continued)

Amgen Incorporated	6.40%	2-1-2039	$175,000	$204,249

Baxalta Incorporated	5.25	6-23-2045	280,000	289,252

Celgene Corporation	3.25	8-15-2022	350,000	348,111

Celgene Corporation	3.88	8-15-2025	175,000	175,335

Celgene Corporation	3.95	10-15-2020	140,000	141,645

Celgene Corporation	4.63	5-15-2044	240,000	224,608

Genzyme Corporation	5.00	6-15-2020	140,000	143,876

Gilead Sciences Incorporated	3.65	3-1-2026	350,000	347,889

Gilead Sciences Incorporated	4.50	2-1-2045	200,000	192,963

Gilead Sciences Incorporated	4.75	3-1-2046	350,000	351,209

				4,452,048

Health Care Equipment & Supplies: 1.65%

Abbott Laboratories	4.90	11-30-2046	700,000	767,632

Abbott Laboratories	5.30	5-27-2040	175,000	194,779

Abbott Laboratories	6.00	4-1-2039	105,000	123,416

Abbott Laboratories	6.15	11-30-2037	166,000	196,928

Becton Dickinson & Company	2.89	6-6-2022	500,000	494,449

Becton Dickinson & Company	3.13	11-8-2021	210,000	209,255

Becton Dickinson & Company	3.25	11-12-2020	245,000	244,640

Boston Scientific Corporation	3.85	5-15-2025	200,000	202,776

Boston Scientific Corporation	4.70	3-1-2049	600,000	602,221

Medtronic Incorporated	2.50	3-15-2020	220,000	219,518

Medtronic Incorporated	3.15	3-15-2022	350,000	352,800

Medtronic Incorporated	3.50	3-15-2025	200,000	203,175

Medtronic Incorporated	4.63	3-15-2044	175,000	192,582

Stryker Corporation	4.63	3-15-2046	350,000	359,273

				4,363,444

Health Care Providers & Services: 3.47%

Aetna Incorporated	4.13	6-1-2021	340,000	345,489

Aetna Incorporated	4.13	11-15-2042	175,000	152,386

Aetna Incorporated	4.50	5-15-2042	200,000	184,017

Aetna Incorporated	4.75	3-15-2044	400,000	380,539

AmerisourceBergen Corporation	3.50	11-15-2021	210,000	211,073

AmerisourceBergen Corporation	4.25	3-1-2045	175,000	152,129

Anthem Incorporated	4.38	12-1-2047	200,000	191,682

Cardinal Health Incorporated	2.62	6-15-2022	400,000	388,403

Catholic Health Initiatives	4.35	11-1-2042	175,000	158,282

CIGNA Corporation	4.00	2-15-2022	175,000	178,345

CIGNA Corporation	4.50	3-15-2021	70,000	71,524

CIGNA Corporation	5.13	6-15-2020	150,000	153,655

Coventry Health Care Incorporated	5.45	6-15-2021	406,000	422,087

CVS Caremark Corporation	2.75	12-1-2022	350,000	341,567

CVS Caremark Corporation	5.30	12-5-2043	210,000	212,388

CVS Health Corporation	2.13	6-1-2021	260,000	253,530

Express Scripts Holding Company	4.80	7-15-2046	210,000	205,381

Express Scripts Holding Company	6.13	11-15-2041	175,000	197,170

Halfmoon Parent Incorporated 144A	4.90	12-15-2048	200,000	199,134

The accompanying notes are an integral part of these financial statements.

222	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)

HCA Incorporated	5.50%	6-15-2047	$800,000	$825,477

Humana Incorporated	3.15	12-1-2022	210,000	209,113

Kaiser Foundation Hospitals	4.88	4-1-2042	175,000	195,573

Laboratory Corporation of America Holdings	3.60	2-1-2025	350,000	344,150

Laboratory Corporation of America Holdings	3.75	8-23-2022	39,000	39,456

Laboratory Corporation of America Holdings	4.00	11-1-2023	105,000	105,785

McKesson Corporation	2.85	3-15-2023	140,000	135,961

Quest Diagnostics Incorporated	4.70	4-1-2021	112,000	114,934

UnitedHealth Group Incorporated	2.70	7-15-2020	320,000	319,991

UnitedHealth Group Incorporated	4.20	1-15-2047	200,000	200,651

UnitedHealth Group Incorporated	4.25	3-15-2043	175,000	178,149

UnitedHealth Group Incorporated	4.25	4-15-2047	300,000	303,955

UnitedHealth Group Incorporated	4.25	6-15-2048	300,000	302,750

UnitedHealth Group Incorporated	5.80	3-15-2036	175,000	211,014

UnitedHealth Group Incorporated	6.63	11-15-2037	105,000	135,851

WellPoint Incorporated	3.13	5-15-2022	350,000	349,212

WellPoint Incorporated	3.30	1-15-2023	200,000	200,355

WellPoint Incorporated	4.65	1-15-2043	315,000	314,652

WellPoint Incorporated	4.65	8-15-2044	50,000	49,861

WellPoint Incorporated	5.85	1-15-2036	200,000	223,144

				9,158,815

Life Sciences Tools & Services: 0.51%

Agilent Technologies Incorporated	3.88	7-15-2023	105,000	106,753

Life Technologies Corporation	5.00	1-15-2021	105,000	107,232

Thermo Fisher Scientific Incorporated	3.00	4-15-2023	200,000	197,083

Thermo Fisher Scientific Incorporated	3.30	2-15-2022	210,000	210,833

Thermo Fisher Scientific Incorporated	3.60	8-15-2021	280,000	283,232

Thermo Fisher Scientific Incorporated	4.15	2-1-2024	280,000	289,088

Thermo Fisher Scientific Incorporated	5.30	2-1-2044	140,000	153,977

				1,348,198

Pharmaceuticals: 3.01%

Allergan Incorporated	3.38	9-15-2020	350,000	350,226

Bristol-Myers Squibb Company	3.25	11-1-2023	109,000	109,661

Bristol-Myers Squibb Company	3.25	8-1-2042	175,000	142,603

Bristol-Myers Squibb Company	4.50	3-1-2044	200,000	199,079

Eli Lilly & Company	2.75	6-1-2025	70,000	68,516

Eli Lilly & Company	3.95	5-15-2047	600,000	590,757

Eli Lilly & Company	5.50	3-15-2027	280,000	319,108

GlaxoSmithKline Capital Incorporated	2.80	3-18-2023	140,000	138,555

GlaxoSmithKline Capital Incorporated	2.85	5-8-2022	700,000	697,936

GlaxoSmithKline Capital Incorporated	5.38	4-15-2034	210,000	241,910

Johnson & Johnson	3.38	12-5-2023	300,000	307,961

Johnson & Johnson	3.70	3-1-2046	175,000	170,054

Johnson & Johnson	4.38	12-5-2033	200,000	215,291

Johnson & Johnson	4.85	5-15-2041	140,000	158,406

Johnson & Johnson	4.95	5-15-2033	126,000	144,099

Merck & Company Incorporated	2.35	2-10-2022	250,000	247,450

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	223

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)

Merck & Company Incorporated	2.75%	2-10-2025	$270,000	$264,527

Merck & Company Incorporated	3.60	9-15-2042	175,000	164,727

Merck & Company Incorporated	3.70	2-10-2045	200,000	190,534

Merck & Company Incorporated	3.88	1-15-2021	245,000	249,797

Mylan Incorporated	4.20	11-29-2023	200,000	198,941

Mylan NV Company	3.15	6-15-2021	280,000	276,809

Novartis Capital Corporation	2.40	9-21-2022	350,000	345,772

Novartis Capital Corporation	3.70	9-21-2042	175,000	168,340

Novartis Capital Corporation	4.40	4-24-2020	350,000	356,903

Pfizer Incorporated	3.00	12-15-2026	400,000	390,190

Pfizer Incorporated	4.13	12-15-2046	420,000	427,343

Pfizer Incorporated	4.30	6-15-2043	210,000	217,462

Schering-Plough Corporation	6.50	12-1-2033	175,000	228,165

Zoetis Incorporated	4.70	2-1-2043	350,000	360,229

				7,941,351

Industrials: 8.59%

Aerospace & Defense: 2.57%

Boeing Company	3.20	3-1-2029	200,000	196,144

General Dynamics Corporation	2.25	11-15-2022	350,000	343,133

General Dynamics Corporation	3.75	5-15-2028	600,000	614,937

General Dynamics Corporation	3.88	7-15-2021	140,000	142,882

L-3 Communications Corporation	4.95	2-15-2021	350,000	359,200

Lockheed Martin Corporation	2.50	11-23-2020	260,000	258,028

Lockheed Martin Corporation	3.35	9-15-2021	175,000	176,825

Lockheed Martin Corporation	4.07	12-15-2042	229,000	223,925

Lockheed Martin Corporation	4.70	5-15-2046	350,000	377,190

Lockheed Martin Corporation	6.15	9-1-2036	122,000	149,083

Northrop Grumman Corporation	3.50	3-15-2021	210,000	212,503

Northrop Grumman Corporation	4.03	10-15-2047	400,000	374,389

Northrop Grumman Corporation	5.05	11-15-2040	70,000	75,664

Northrop Grumman Corporation	7.75	2-15-2031	210,000	282,175

Precision Castparts Corporation	2.50	1-15-2023	175,000	172,534

Precision Castparts Corporation	3.90	1-15-2043	140,000	133,914

Raytheon Company	2.50	12-15-2022	245,000	241,515

Raytheon Company	7.20	8-15-2027	84,000	106,500

Rockwell Collins Incorporated	3.70	12-15-2023	245,000	245,571

Rockwell Collins Incorporated	4.80	12-15-2043	175,000	175,973

Textron Incorporated	4.30	3-1-2024	140,000	142,672

The Boeing Company	2.60	10-30-2025	300,000	289,568

The Boeing Company	2.80	3-1-2023	200,000	200,362

The Boeing Company	5.88	2-15-2040	21,000	26,190

The Boeing Company	6.13	2-15-2033	126,000	157,532

United Technologies Corporation	3.10	6-1-2022	200,000	199,395

United Technologies Corporation	3.75	11-1-2046	200,000	175,922

United Technologies Corporation	4.05	5-4-2047	400,000	367,605

United Technologies Corporation	4.50	4-15-2020	350,000	355,858

				6,777,189

The accompanying notes are an integral part of these financial statements.

224	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Air Freight & Logistics: 0.79%

FedEx Corporation	3.88%	8-1-2042	$140,000	$119,570

FedEx Corporation	4.00	1-15-2024	203,000	208,857

FedEx Corporation	4.55	4-1-2046	350,000	326,342

FedEx Corporation	4.90	1-15-2034	175,000	183,957

FedEx Corporation	5.10	1-15-2044	210,000	211,980

United Parcel Service Incorporated	2.35	5-16-2022	300,000	295,165

United Parcel Service Incorporated	2.45	10-1-2022	280,000	277,427

United Parcel Service Incorporated	3.13	1-15-2021	200,000	201,564

United Parcel Service Incorporated	6.20	1-15-2038	206,000	256,281

				2,081,143

Airlines: 0.29%

American Airlines Incorporated	3.20	12-15-2029	55,769	53,259

American Airlines Incorporated	3.38	11-1-2028	26,499	25,561

American Airlines Incorporated	4.95	7-15-2024	110,803	113,916

Continental Airlines Incorporated Series A	7.25	5-10-2021	5,885	6,020

Delta Air Lines Incorporated	6.82	2-10-2024	34,215	37,164

United Airlines Incorporated	4.00	10-11-2027	281,944	282,396

United Airlines Incorporated	4.30	2-15-2027	178,841	182,288

US Airways Group Incorporated	3.95	5-15-2027	75,427	75,391

				775,995

Building Products: 0.17%

Johnson Controls International plc	5.00	3-30-2020	100,000	101,710

Masco Corporation	4.38	4-1-2026	190,000	188,496

Owens Corning Incorporated	4.20	12-15-2022	149,000	150,345

				440,551

Commercial Services & Supplies: 0.32%

Cintas Corporation No. 2	3.25	6-1-2022	70,000	70,247

Republic Services Incorporated	2.90	7-1-2026	260,000	248,081

Republic Services Incorporated	5.25	11-15-2021	35,000	36,889

Waste Management Incorporated	4.10	3-1-2045	350,000	342,849

Waste Management Incorporated	4.60	3-1-2021	140,000	143,307

				841,373

Electrical Equipment: 0.18%

Eaton Corporation	4.15	11-2-2042	350,000	338,930

Emerson Electric Company	4.25	11-15-2020	140,000	143,031

				481,961

Industrial Conglomerates: 1.05%

3M Company	4.00	9-14-2048	800,000	804,224

3M Company	5.70	3-15-2037	227,000	273,303

General Electric Capital Corporation	3.10	1-9-2023	300,000	293,433

General Electric Capital Corporation	4.38	9-16-2020	200,000	202,795

General Electric Capital Corporation	4.63	1-7-2021	300,000	306,922

General Electric Capital Corporation	5.88	1-14-2038	200,000	209,532

General Electric Company	4.13	10-9-2042	400,000	337,395

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	225

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrial Conglomerates (continued)

General Electric Company	4.50%	3-11-2044	$200,000	$179,034

Honeywell International Incorporated	3.35	12-1-2023	140,000	141,863

Honeywell International Incorporated	4.25	3-1-2021	35,000	35,971

				2,784,472

Machinery: 0.82%

Caterpillar Incorporated	3.80	8-15-2042	105,000	100,662

Caterpillar Incorporated	4.75	5-15-2064	300,000	316,904

Deere & Company	2.60	6-8-2022	350,000	348,212

Deere & Company	3.90	6-9-2042	350,000	348,352

Deere & Company	5.38	10-16-2029	210,000	243,700

Dover Corporation	5.38	10-15-2035	140,000	149,143

Illinois Tool Works Incorporated	3.38	9-15-2021	84,000	84,959

Illinois Tool Works Incorporated	3.90	9-1-2042	214,000	214,907

Parker Hannifin Corporation	3.50	9-15-2022	70,000	70,338

Parker Hannifin Corporation	6.25	5-15-2038	42,000	51,844

Stanley Black & Decker Incorporated	2.90	11-1-2022	245,000	241,595

				2,170,616

Professional Services: 0.07%

Verisk Analytics Incorporated	4.13	9-12-2022	175,000	178,702

Road & Rail: 1.73%

Burlington Northern Santa Fe LLC	3.00	3-15-2023	210,000	209,806

Burlington Northern Santa Fe LLC	3.40	9-1-2024	210,000	213,735

Burlington Northern Santa Fe LLC	4.55	9-1-2044	210,000	220,350

Burlington Northern Santa Fe LLC	4.95	9-15-2041	140,000	154,614

Burlington Northern Santa Fe LLC	5.15	9-1-2043	210,000	238,007

CSX Corporation	3.40	8-1-2024	278,000	279,115

CSX Corporation	3.70	10-30-2020	175,000	176,707

CSX Corporation	4.50	8-1-2054	350,000	335,963

CSX Corporation	4.75	5-30-2042	161,000	165,593

CSX Corporation	6.22	4-30-2040	140,000	166,830

Kansas City Southern	3.00	5-15-2023	51,000	49,976

Kansas City Southern	4.30	5-15-2043	140,000	132,342

Norfolk Southern Corporation	2.90	6-15-2026	250,000	240,435

Norfolk Southern Corporation	2.90	2-15-2023	400,000	395,695

Norfolk Southern Corporation	3.15	6-1-2027	300,000	289,118

Norfolk Southern Corporation	3.85	1-15-2024	140,000	143,094

Ryder System Incorporated	2.50	5-11-2020	140,000	139,011

Union Pacific Corporation	2.75	4-15-2023	200,000	196,806

Union Pacific Corporation	3.25	1-15-2025	175,000	173,279

Union Pacific Corporation	3.75	3-15-2024	140,000	142,794

Union Pacific Corporation	3.80	10-1-2051	200,000	177,395

Union Pacific Corporation	4.15	1-15-2045	175,000	164,303

Union Pacific Corporation	4.30	6-15-2042	175,000	169,545

				4,574,513

The accompanying notes are an integral part of these financial statements.

226	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors: 0.60%

Air Lease Corporation	3.25%	3-1-2025	$200,000	$189,142

Air Lease Corporation	3.63	12-1-2027	900,000	819,214

GATX Corporation	4.85	6-1-2021	70,000	71,854

International Lease Finance Corporation	8.25	12-15-2020	200,000	215,841

W.W. Grainger Incorporated	4.60	6-15-2045	280,000	288,907

				1,584,958

Information Technology: 6.51%

Communications Equipment: 0.53%

Cisco Systems Incorporated	2.45	6-15-2020	420,000	418,735

Cisco Systems Incorporated	2.90	3-4-2021	210,000	210,583

Cisco Systems Incorporated	2.95	2-28-2026	340,000	334,815

Cisco Systems Incorporated	3.00	6-15-2022	340,000	342,683

Motorola Incorporated	7.50	5-15-2025	84,000	95,866

				1,402,682

Electronic Equipment, Instruments & Components: 0.29%

Amphenol Corporation	4.00	2-1-2022	210,000	214,791

Avnet Incorporated	5.88	6-15-2020	70,000	71,811

Corning Incorporated	4.25	8-15-2020	175,000	177,251

Corning Incorporated	5.75	8-15-2040	105,000	113,409

Keysight Technologies Incorporated	4.55	10-30-2024	175,000	179,143

				756,405

IT Services: 1.68%

Fidelity National Information Services Incorporated	3.00	8-15-2026	400,000	372,829

Fidelity National Information Services Incorporated	3.50	4-15-2023	49,000	48,678

Fidelity National Information Services Incorporated	4.75	5-15-2048	300,000	278,974

Fidelity National Information Services Incorporated	5.00	10-15-2025	195,000	205,350

Fiserv Incorporated	2.70	6-1-2020	280,000	278,070

Fiserv Incorporated	3.85	6-1-2025	210,000	210,672

IBM Corporation	1.88	8-1-2022	280,000	268,914

IBM Corporation	3.38	8-1-2023	210,000	211,408

IBM Corporation	4.00	6-20-2042	350,000	333,507

IBM Corporation	5.88	11-29-2032	175,000	209,877

IBM Corporation	7.00	10-30-2025	210,000	253,008

Mastercard Incorporated	3.50	2-26-2028	400,000	405,110

Total System Services Incorporated	3.75	6-1-2023	105,000	104,612

Visa Incorporated	2.75	9-15-2027	300,000	289,247

Visa Incorporated	2.80	12-14-2022	800,000	800,230

Western Union Company	5.25	4-1-2020	56,000	57,096

Western Union Company	6.20	11-17-2036	122,000	123,536

				4,451,118

Semiconductors & Semiconductor Equipment: 1.65%

Analog Devices Incorporated	2.88	6-1-2023	105,000	102,012

Applied Materials Incorporated	4.30	6-15-2021	210,000	216,095

Applied Materials Incorporated	5.85	6-15-2041	140,000	167,888

Broadcom Corporation	3.50	1-15-2028	900,000	796,807

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	227

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment (continued)

Broadcom Corporation	3.88%	1-15-2027	$300,000	$277,882

Intel Corporation	2.60	5-19-2026	220,000	210,784

Intel Corporation	4.10	5-19-2046	300,000	300,486

Intel Corporation	4.10	5-11-2047	310,000	312,184

Intel Corporation	4.25	12-15-2042	175,000	180,041

Intel Corporation	4.90	7-29-2045	230,000	260,155

Qualcomm Incorporated	2.25	5-20-2020	500,000	495,700

Qualcomm Incorporated	3.45	5-20-2025	700,000	687,833

Texas Instruments Incorporated	2.25	5-1-2023	175,000	171,026

Xilinx Incorporated	3.00	3-15-2021	175,000	173,871

				4,352,764

Software: 0.90%

Autodesk Incorporated	3.60	12-15-2022	175,000	175,464

Microsoft Corporation	3.00	10-1-2020	280,000	281,563

Microsoft Corporation	3.75	5-1-2043	33,000	32,273

Microsoft Corporation	4.00	2-12-2055	350,000	348,657

Microsoft Corporation	4.50	2-6-2057	250,000	270,944

Microsoft Corporation	5.20	6-1-2039	77,000	91,041

Oracle Corporation	3.88	7-15-2020	245,000	248,665

Oracle Corporation	4.00	7-15-2046	350,000	335,385

Oracle Corporation	4.30	7-8-2034	175,000	182,155

Oracle Corporation	4.38	5-15-2055	200,000	199,392

Salesforce.com Incorporated	3.70	4-11-2028	200,000	204,866

				2,370,405

Technology Hardware, Storage & Peripherals: 1.46%

Apple Incorporated	3.35	2-9-2027	200,000	199,938

Apple Incorporated	3.75	11-13-2047	400,000	378,325

Apple Incorporated	4.38	5-13-2045	350,000	363,549

Apple Incorporated	4.65	2-23-2046	200,000	215,285

Dell International LLC 144A	8.10	7-15-2036	400,000	455,499

Diamond 1 Finance Corporation 144A	4.42	6-15-2021	400,000	407,187

Hewlett Packard Enterprise Company	4.40	10-15-2022	200,000	206,501

Hewlett Packard Enterprise Company	4.90	10-15-2025	900,000	937,250

Hewlett-Packard Company	3.75	12-1-2020	29,000	29,272

Hewlett-Packard Company	6.00	9-15-2041	332,000	338,656

Seagate HDD	4.75	1-1-2025	350,000	336,560

				3,868,022

Materials: 2.77%

Chemicals: 1.57%

Air Products & Chemicals Incorporated	3.00	11-3-2021	175,000	175,655

Dow Chemical Company	3.50	10-1-2024	200,000	197,268

Dow Chemical Company	4.13	11-15-2021	350,000	357,472

Dow Chemical Company	4.25	10-1-2034	175,000	162,324

Dow Chemical Company	5.25	11-15-2041	175,000	176,396

DowDuPont Incorporated	4.73	11-15-2028	1,100,000	1,148,116

Eastman Chemical Company	4.80	9-1-2042	140,000	132,687

The accompanying notes are an integral part of these financial statements.

228	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Chemicals (continued)

Ecolab Incorporated	4.35%	12-8-2021	$286,000	$296,335

Mosaic Company	3.75	11-15-2021	80,000	80,405

Mosaic Company	5.63	11-15-2043	175,000	178,385

Praxair Incorporated	2.45	2-15-2022	140,000	137,859

Praxair Incorporated	2.70	2-21-2023	105,000	103,298

Praxair Incorporated	4.05	3-15-2021	140,000	143,038

The Sherwin-Williams Company	3.45	8-1-2025	400,000	392,295

The Sherwin-Williams Company	4.00	12-15-2042	92,000	78,384

The Sherwin-Williams Company	4.50	6-1-2047	400,000	373,542

				4,133,459

Containers & Packaging: 0.58%

International Paper Company	3.00	2-15-2027	200,000	186,881

International Paper Company	3.65	6-15-2024	350,000	354,745

International Paper Company	4.75	2-15-2022	24,000	24,967

International Paper Company	4.80	6-15-2044	175,000	166,829

International Paper Company	7.30	11-15-2039	175,000	212,821

International Paper Company	7.50	8-15-2021	214,000	235,175

MeadWestvaco Corporation	7.95	2-15-2031	35,000	44,310

Packaging Corporation of America	3.65	9-15-2024	175,000	173,815

Packaging Corporation of America	3.90	6-15-2022	140,000	142,044

				1,541,587

Metals & Mining: 0.55%

Barrick Gold Finance Company LLC	5.70	5-30-2041	210,000	230,017

Newmont Mining Corporation	4.88	3-15-2042	350,000	349,290

Nucor Corporation	4.00	8-1-2023	132,000	135,939

Nucor Corporation	5.20	8-1-2043	140,000	152,033

Nucor Corporation	6.40	12-1-2037	140,000	170,216

Southern Copper Corporation	5.38	4-16-2020	63,000	64,550

Southern Copper Corporation	6.75	4-16-2040	308,000	358,046

				1,460,091

Paper & Forest Products: 0.07%

Georgia-Pacific LLC	8.00	1-15-2024	140,000	168,519

Real Estate: 4.38%

Equity REITs: 4.38%

American Campus Communities Incorporated	3.75	4-15-2023	70,000	69,883

American Tower Corporation	3.50	1-31-2023	295,000	294,744

American Tower Corporation	4.00	6-1-2025	350,000	353,225

American Tower Corporation	5.00	2-15-2024	245,000	259,658

AvalonBay Communities Incorporated	3.45	6-1-2025	140,000	139,901

AvalonBay Communities Incorporated	3.63	10-1-2020	140,000	141,328

AvalonBay Communities Incorporated	4.20	12-15-2023	175,000	181,602

Boston Properties LP	2.75	10-1-2026	500,000	462,622

Boston Properties LP	3.13	9-1-2023	105,000	103,619

Boston Properties LP	3.80	2-1-2024	300,000	302,324

Boston Properties LP	3.85	2-1-2023	200,000	203,392

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	229

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)

Boston Properties LP	4.13%	5-15-2021	$210,000	$214,015

Corporate Office Properties LP	3.60	5-15-2023	70,000	68,417

Crown Castle International Corporation	3.70	6-15-2026	350,000	341,207

Crown Castle International Corporation	4.88	4-15-2022	50,000	52,050

Crown Castle International Corporation	5.25	1-15-2023	350,000	369,573

Digital Realty Trust LP	3.63	10-1-2022	140,000	140,354

Digital Realty Trust LP	3.95	7-1-2022	140,000	141,760

Digital Realty Trust LP	5.25	3-15-2021	70,000	72,221

Entertainment Properties Trust	5.75	8-15-2022	105,000	110,481

Equity One Incorporated	3.75	11-15-2022	175,000	175,913

Essex Portfolio LP	3.25	5-1-2023	70,000	69,037

Federal Realty Investment Trust	4.50	12-1-2044	175,000	177,382

HCP Incorporated	3.15	8-1-2022	70,000	69,227

HCP Incorporated	6.75	2-1-2041	95,000	117,417

Health Care REIT Incorporated	4.00	6-1-2025	210,000	211,832

Health Care REIT Incorporated	4.50	1-15-2024	140,000	144,903

Hospitality Properties Trust	4.65	3-15-2024	350,000	347,835

Host Hotels & Resorts Company	3.75	10-15-2023	70,000	68,535

Host Hotels & Resorts Company	4.75	3-1-2023	175,000	179,520

Kilroy Realty Corporation	3.80	1-15-2023	175,000	175,449

Kimco Realty Corporation	2.80	10-1-2026	350,000	322,790

Liberty Property LP	4.40	2-15-2024	109,000	112,667

Liberty Property LP	4.75	10-1-2020	175,000	178,448

Mid-America Apartments LP	4.30	10-15-2023	35,000	35,976

National Retail Properties Incorporated	3.30	4-15-2023	70,000	69,140

National Retail Properties Incorporated	3.80	10-15-2022	70,000	70,738

Plum Creek Timberlands LP	3.25	3-15-2023	192,000	190,068

Realty Income Corporation	4.65	8-1-2023	210,000	220,707

Simon Property Group LP	3.30	1-15-2026	410,000	403,206

Simon Property Group LP	3.75	2-1-2024	175,000	178,760

Simon Property Group LP	4.13	12-1-2021	210,000	215,449

Simon Property Group LP	4.38	3-1-2021	350,000	358,575

Simon Property Group LP	4.75	3-15-2042	175,000	185,967

UDR Incorporated	3.70	10-1-2020	175,000	176,172

UDR Incorporated	4.63	1-10-2022	70,000	72,177

Ventas Realty LP	3.50	2-1-2025	400,000	394,233

Ventas Realty LP	4.25	3-1-2022	700,000	717,200

Ventas Realty LP	5.70	9-30-2043	175,000	193,780

VEREIT Operating Partnership LP	4.13	6-1-2021	80,000	80,514

VEREIT Operating Partnership LP	4.60	2-6-2024	98,000	99,572

VEREIT Operating Partnership LP	4.88	6-1-2026	119,000	121,357

Welltower Incorporated	4.13	3-15-2029	1,100,000	1,094,339

Welltower Incorporated	5.25	1-15-2022	70,000	73,221

Weyerhaeuser Company	7.38	3-15-2032	200,000	252,195

				11,576,677

The accompanying notes are an integral part of these financial statements.

230	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 6.76%

Electric Utilities: 5.31%

Alabama Power Company	3.55%	12-1-2023	$175,000	$177,115

Alabama Power Company	3.85	12-1-2042	140,000	131,136

Alabama Power Company	4.15	8-15-2044	105,000	103,314

American Electric Power Company Incorporated	2.95	12-15-2022	300,000	296,438

Appalachian Power Company	3.40	6-1-2025	175,000	173,455

Appalachian Power Company	4.45	6-1-2045	175,000	173,659

Appalachian Power Company	7.00	4-1-2038	70,000	88,353

Arizona Public Service Company	3.15	5-15-2025	105,000	103,324

Arizona Public Service Company	4.50	4-1-2042	70,000	71,264

Baltimore Gas & Electric Company	3.50	8-15-2046	50,000	44,409

Carolina Power & Light Company	2.80	5-15-2022	175,000	174,383

CenterPoint Energy Houston	3.55	8-1-2042	175,000	161,212

CenterPoint Energy Houston	4.50	4-1-2044	175,000	184,941

Commonwealth Edison Company	3.80	10-1-2042	70,000	66,138

Commonwealth Edison Company	5.90	3-15-2036	175,000	206,699

Connecticut Light & Power Company	4.15	6-1-2045	87,000	88,814

Consolidated Edison Company of New York Incorporated Series 07-A	6.30	8-15-2037	175,000	214,150

Consolidated Edison Company of New York Incorporated Series 14-C	4.63	12-1-2054	300,000	300,558

Consolidated Edison Company of New York Incorporated Series 16-C	4.30	12-1-2056	245,000	232,023

Constellation Energy Group Incorporated	5.15	12-1-2020	70,000	71,947

DTE Electric Company	3.65	3-15-2024	105,000	107,065

Duke Energy Carolinas LLC	4.30	6-15-2020	50,000	50,986

Duke Energy Corporation	3.05	8-15-2022	70,000	69,628

Duke Energy Corporation	3.95	10-15-2023	140,000	143,308

Duke Energy Florida Incorporated	3.85	11-15-2042	70,000	67,175

Duke Energy Indiana Incorporated	4.90	7-15-2043	105,000	115,687

Duke Energy Indiana Incorporated	6.45	4-1-2039	45,000	56,632

Duke Energy Progress Incorporated	4.10	3-15-2043	105,000	104,211

Emera US Finance LP	3.55	6-15-2026	200,000	191,854

Entergy Arkansas Incorporated	3.70	6-1-2024	175,000	178,972

Entergy Corporation	5.13	9-15-2020	175,000	178,245

Entergy Gulf States Louisiana LLC	5.59	10-1-2024	84,000	93,207

Entergy Louisiana LLC	5.40	11-1-2024	175,000	193,440

Exelon Corporation	4.95	6-15-2035	140,000	143,648

Exelon Generation Company LLC	4.25	6-15-2022	157,000	160,604

FirstEnergy Corporation	4.25	3-15-2023	168,000	172,060

Florida Power & Light Company	4.05	6-1-2042	175,000	176,166

Florida Power & Light Company	5.95	2-1-2038	224,000	278,396

Florida Power & Light Company	5.96	4-1-2039	175,000	219,631

Florida Power Corporation	5.65	4-1-2040	87,000	103,669

Georgia Power Company	4.30	3-15-2042	175,000	164,685

Interstate Power & Light Company	6.25	7-15-2039	21,000	25,646

Kansas City Power & Light Company	3.15	3-15-2023	140,000	137,791

LG&E & KU Energy LLC	3.75	11-15-2020	70,000	70,475

MidAmerican Energy Holdings Company	5.95	5-15-2037	210,000	250,522

MidAmerican Energy Holdings Company	6.13	4-1-2036	140,000	169,896

MidAmerican Energy Holdings Company	6.75	12-30-2031	105,000	135,080

Northeast Utilities	2.80	5-1-2023	122,000	119,838

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	231

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)

Northern States Power Company of Minnesota	2.15%	8-15-2022	$175,000	$169,926

Northern States Power Company of Minnesota	2.60	5-15-2023	105,000	103,416

Northern States Power Company of Minnesota	3.40	8-15-2042	175,000	160,061

Northern States Power Company of Minnesota	5.35	11-1-2039	28,000	32,700

NSTAR Electric Company	2.38	10-15-2022	140,000	136,336

NSTAR Electric Company	5.50	3-15-2040	70,000	80,851

Oglethorpe Power Corporation	5.38	11-1-2040	210,000	225,577

Oglethorpe Power Corporation	5.95	11-1-2039	105,000	118,068

Ohio Edison Company	6.88	7-15-2036	175,000	217,672

Ohio Power Company	5.38	10-1-2021	45,000	47,721

Oncor Electric Delivery Company LLC	4.55	12-1-2041	140,000	150,432

Oncor Electric Delivery Company LLC	7.00	5-1-2032	122,000	160,141

PacifiCorp	3.60	4-1-2024	175,000	178,633

PacifiCorp	4.10	2-1-2042	70,000	68,373

PacifiCorp	5.75	4-1-2037	175,000	207,559

Potomac Electric Power Company	3.60	3-15-2024	175,000	177,979

Potomac Electric Power Company	6.50	11-15-2037	140,000	175,755

PPL Capital Funding Incorporated	4.20	6-15-2022	140,000	142,614

PPL Capital Funding Incorporated	4.70	6-1-2043	87,000	86,376

PPL Electric Utilities	4.75	7-15-2043	105,000	113,567

PPL Electric Utilities	6.25	5-15-2039	31,000	38,938

PSEG Power LLC	5.13	4-15-2020	196,000	200,266

PSEG Power LLC	8.63	4-15-2031	75,000	98,061

Public Service Company of Colorado	2.25	9-15-2022	70,000	68,241

Public Service Company of Colorado	3.20	11-15-2020	210,000	210,872

Public Service Electric & Gas Company	2.38	5-15-2023	140,000	136,501

Public Service Electric & Gas Company	3.65	9-1-2042	175,000	164,210

Public Service Electric & Gas Company	3.80	1-1-2043	140,000	134,270

Public Service Electric & Gas Company	3.95	5-1-2042	70,000	68,749

Public Service Electric & Gas Company	5.80	5-1-2037	70,000	83,930

South Carolina Electric & Gas Company	4.50	6-1-2064	200,000	205,197

Southern California Edison Company	3.88	6-1-2021	449,000	451,784

Southern California Edison Company	3.90	3-15-2043	105,000	93,669

Southern California Edison Company	5.35	7-15-2035	126,000	129,747

Southern California Edison Company	5.50	3-15-2040	140,000	151,355

Southern California Edison Company	6.00	1-15-2034	70,000	77,195

Southern Company	2.75	6-15-2020	175,000	174,546

Southern Company	2.95	7-1-2023	200,000	196,473

Southwestern Electric Power Company	6.20	3-15-2040	35,000	41,290

TXU Electric Delivery Company	7.25	1-15-2033	52,000	69,514

Union Electric Company	3.90	9-15-2042	175,000	171,746

Union Electric Company	8.45	3-15-2039	56,000	83,040

Virginia Electric & Power Company	3.10	5-15-2025	70,000	68,628

Virginia Electric & Power Company	3.45	2-15-2024	105,000	106,149

Virginia Electric & Power Company	4.20	5-15-2045	105,000	103,310

Virginia Electric & Power Company	4.45	2-15-2044	105,000	106,810

Virginia Electric & Power Company	6.00	1-15-2036	70,000	83,080

Westar Energy Incorporated	4.10	4-1-2043	210,000	206,140

Wisconsin Electric Power Company	5.63	5-15-2033	70,000	81,605

Wisconsin Electric Power Company	5.70	12-1-2036	105,000	125,055

The accompanying notes are an integral part of these financial statements.

232	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)

Wisconsin Power & Light Company	6.38%	8-15-2037	$175,000	$219,407

Xcel Energy Incorporated	4.70	5-15-2020	175,000	177,329

				14,022,713

Gas Utilities: 0.32%

Atmos Energy Corporation	4.13	10-15-2044	245,000	240,627

Atmos Energy Corporation	5.50	6-15-2041	42,000	48,949

CenterPoint Energy Resources Corporation	4.50	1-15-2021	45,000	45,947

CenterPoint Energy Resources Corporation	5.85	1-15-2041	77,000	88,603

National Fuel Gas Company	3.75	3-1-2023	218,000	215,030

One Gas Incorporated	3.61	2-1-2024	70,000	70,618

One Gas Incorporated	4.66	2-1-2044	35,000	37,193

Piedmont Natural Gas Company	4.65	8-1-2043	35,000	36,501

Southern California Gas Company	5.13	11-15-2040	70,000	77,182

				860,650

Multi-Utilities: 1.05%

Black Hills Corporation	4.25	11-30-2023	210,000	214,394

CMS Energy Corporation	5.05	3-15-2022	245,000	256,008

Consumers Energy Company	3.95	5-15-2043	140,000	139,047

Dominion Resources Incorporated	2.75	9-15-2022	210,000	204,680

Dominion Resources Incorporated	4.90	8-1-2041	42,000	42,955

Dominion Resources Incorporated	5.95	6-15-2035	157,000	178,842

DTE Energy Company	3.30	6-15-2022	70,000	69,697

DTE Energy Company	3.85	12-1-2023	170,000	172,398

NiSource Finance Corporation	5.65	2-1-2045	140,000	155,722

Puget Energy Incorporated	3.65	5-15-2025	140,000	136,908

Puget Energy Incorporated	6.00	9-1-2021	175,000	184,717

Sempra Energy	2.88	10-1-2022	140,000	135,891

Sempra Energy	3.25	6-15-2027	300,000	279,820

Sempra Energy	4.00	2-1-2048	400,000	348,567

WEC Energy Group Incorporated	2.45	6-15-2020	105,000	104,152

WEC Energy Group Incorporated	3.55	6-15-2025	140,000	140,199

				2,763,997

Water Utilities: 0.08%

American Water Capital Corporation	3.40	3-1-2025	210,000	209,170

Total Corporate Bonds and Notes (Cost $216,688,996)				217,106,969

Yankee Corporate Bonds and Notes: 16.51%

Communication Services: 1.38%

Diversified Telecommunication Services: 0.53%

British Telecommunications plc	9.63	12-15-2030	200,000	279,398

Telefonica Emisiones SA	4.90	3-6-2048	800,000	735,021

Telefonica Europe BV	8.25	9-15-2030	294,000	379,408

				1,393,827

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	233

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.85%

America Movil SAB de CV	3.13%	7-16-2022	$220,000	$219,154

America Movil SAB de CV	4.38	7-16-2042	250,000	251,342

America Movil SAB de CV	6.13	11-15-2037	70,000	83,030

America Movil SAB de CV	6.38	3-1-2035	395,000	473,943

Rogers Communications Incorporated	3.00	3-15-2023	140,000	139,218

Rogers Communications Incorporated	4.50	3-15-2043	140,000	137,982

Vodafone Group plc	2.95	2-19-2023	190,000	185,787

Vodafone Group plc	4.38	2-19-2043	350,000	300,213

Vodafone Group plc	6.25	11-30-2032	210,000	234,471

Vodafone Group plc	7.88	2-15-2030	175,000	217,527

				2,242,667

Consumer Discretionary: 0.38%

Auto Components: 0.07%

Magna International Incorporated	4.15	10-1-2025	175,000	180,096

Internet & Direct Marketing Retail: 0.31%

Alibaba Group Holding Limited	3.13	11-28-2021	250,000	249,965

Alibaba Group Holding Limited	3.40	12-6-2027	400,000	382,602

Alibaba Group Holding Limited	3.60	11-28-2024	200,000	201,886

				834,453

Consumer Staples: 0.13%

Beverages: 0.13%

Diageo Capital plc	2.63	4-29-2023	210,000	207,177

Diageo Capital plc	5.88	9-30-2036	122,000	147,146

				354,323

Energy: 1.68%

Oil, Gas & Consumable Fuels: 1.68%

BP Capital Markets plc	3.81	2-10-2024	350,000	359,210

Canadian Natural Resources Limited	3.85	6-1-2027	200,000	195,670

Canadian Natural Resources Limited	3.90	2-1-2025	210,000	210,612

Canadian Natural Resources Limited	4.95	6-1-2047	200,000	208,243

Canadian Natural Resources Limited	6.75	2-1-2039	110,000	132,393

Cenovus Energy Incorporated	3.00	8-15-2022	145,000	140,119

Cenovus Energy Incorporated	6.75	11-15-2039	240,000	253,459

Encana Corporation	6.50	8-15-2034	200,000	228,278

Husky Energy Incorporated	6.80	9-15-2037	70,000	83,605

Petro-Canada	5.95	5-15-2035	140,000	157,472

Suncor Energy Incorporated	5.95	12-1-2034	52,000	59,099

Total Capital Canada Limited	2.75	7-15-2023	245,000	241,899

Total Capital International SA	2.70	1-25-2023	385,000	380,457

Total Capital International SA	2.88	2-17-2022	175,000	174,953

Total Capital International SA	3.75	4-10-2024	350,000	360,117

Total Capital SA	4.13	1-28-2021	70,000	71,793

TransCanada PipeLines Limited	3.75	10-16-2023	175,000	178,057

TransCanada PipeLines Limited	3.80	10-1-2020	210,000	212,493

The accompanying notes are an integral part of these financial statements.

234	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

TransCanada PipeLines Limited	5.60%	3-31-2034	$70,000	$76,795

TransCanada PipeLines Limited	6.10	6-1-2040	210,000	243,243

TransCanada PipeLines Limited	7.63	1-15-2039	350,000	461,675

				4,429,642

Financials: 10.23%

Banks: 8.47%

Banco Santander SA	3.80	2-23-2028	200,000	187,710

Banco Santander SA	4.38	4-12-2028	1,200,000	1,180,602

Bancolombia SA	5.95	6-3-2021	200,000	209,250

Bank of Montreal	1.90	8-27-2021	470,000	458,226

Bank of Montreal	2.35	9-11-2022	200,000	195,177

Bank of Montreal (5 Year USD Swap +1.43%) ±	3.80	12-15-2032	800,000	764,400

Bank of Nova Scotia	2.45	9-19-2022	300,000	293,316

Bank of Nova Scotia	4.38	1-13-2021	350,000	358,672

Bank of Nova Scotia	4.50	12-16-2025	500,000	512,559

Bank of Nova Scotia (3 Month LIBOR +2.65%) ±	4.65	12-31-2099	200,000	182,750

Barclays plc	2.88	6-8-2020	300,000	297,967

Barclays plc	3.25	1-12-2021	500,000	496,561

Barclays plc	4.38	1-12-2026	200,000	198,367

BNP Paribas	4.25	10-15-2024	400,000	402,222

BPCE SA	2.75	12-2-2021	330,000	325,389

Cooperatieve Rabobank UA	3.75	7-21-2026	780,000	753,665

Credit Suisse Group Funding Limited	3.45	4-16-2021	550,000	551,085

Credit Suisse Group Funding Limited	4.55	4-17-2026	750,000	768,329

HSBC Holdings plc	4.00	3-30-2022	200,000	205,021

HSBC Holdings plc (3 Month LIBOR +1.55%) ±	4.04	3-13-2028	500,000	493,882

HSBC Holdings plc	4.88	1-14-2022	175,000	183,084

ING Banking Group plc	4.55	10-2-2028	300,000	306,466

Lloyds Banking Group plc (3 Month LIBOR +1.21%) ±	3.57	11-7-2028	800,000	753,365

Lloyds Banking Group plc	4.58	12-10-2025	250,000	246,767

Lloyds Banking Group plc	5.30	12-1-2045	300,000	298,714

Mitsubishi UFJ Financial Group Incorporated	2.19	9-13-2021	600,000	584,838

Mitsubishi UFJ Financial Group Incorporated	2.76	9-13-2026	700,000	657,846

Mitsubishi UFJ Financial Group Incorporated	3.68	2-22-2027	200,000	199,951

Mizuho Financial Group	2.95	2-28-2022	750,000	741,975

Mizuho Financial Group	3.17	9-11-2027	600,000	580,543

National Australia Bank Limited	2.50	7-12-2026	800,000	742,114

Rabobank Nederland NV	3.88	2-8-2022	250,000	255,345

Rabobank Nederland NV	4.50	1-11-2021	350,000	359,977

Royal Bank of Canada	2.50	1-19-2021	350,000	347,400

Royal Bank of Canada	4.65	1-27-2026	700,000	731,913

Royal Bank of Scotland Group plc	3.88	9-12-2023	300,000	297,361

Royal Bank of Scotland Group plc	4.80	4-5-2026	400,000	405,491

Royal Bank of Scotland Group plc (3 Month LIBOR +1.91%) ±	5.08	1-27-2030	600,000	616,327

Santander UK plc	4.00	3-13-2024	200,000	205,998

Sumitomo Mitsui Banking Corporation	3.95	7-19-2023	250,000	255,502

Sumitomo Mitsui Financial Group	3.01	10-19-2026	655,000	628,558

Sumitomo Mitsui Financial Group	3.78	3-9-2026	500,000	505,138

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	235

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

Svenska Handelsbanken AB	1.95%	9-8-2020	$1,150,000	$1,131,796

Toronto Dominion Bank	1.80	7-13-2021	200,000	194,918

Toronto Dominion Bank	2.50	12-14-2020	300,000	297,944

Toronto Dominion Bank	3.50	7-19-2023	300,000	304,855

Toronto Dominion Bank (5 Year USD Swap +2.21%) ±	3.63	9-15-2031	525,000	507,002

Westpac Banking Corporation	2.10	5-13-2021	350,000	342,341

Westpac Banking Corporation	2.50	6-28-2022	200,000	196,017

Westpac Banking Corporation	2.85	5-13-2026	700,000	665,364

				22,380,060

Capital Markets: 0.44%

Deutsche Bank AG	3.13	1-13-2021	350,000	341,555

Deutsche Bank AG	3.70	5-30-2024	700,000	656,099

Invesco Finance plc	4.00	1-30-2024	175,000	177,275

				1,174,929

Diversified Financial Services: 1.11%

Barrick Australian Finance Proprietary Limited	5.95	10-15-2039	135,000	151,617

BHP Billiton Finance USA Limited	3.85	9-30-2023	200,000	205,634

Brookfield Finance Incorporated	4.25	6-2-2026	200,000	196,828

ConocoPhillips Canada Funding Company	5.95	10-15-2036	210,000	253,209

GE Capital International Funding Company	3.37	11-15-2025	550,000	528,843

Shell International Finance BV	2.25	1-6-2023	175,000	170,810

Shell International Finance BV	2.38	8-21-2022	175,000	172,003

Shell International Finance BV	2.88	5-10-2026	230,000	223,389

Shell International Finance BV	3.25	5-11-2025	350,000	351,008

Shell International Finance BV	3.40	8-12-2023	175,000	178,035

Shell International Finance BV	3.63	8-21-2042	175,000	164,314

WPP Finance 2010	3.75	9-19-2024	200,000	192,495

WPP Finance 2010	5.63	11-15-2043	140,000	130,459

				2,918,644

Insurance: 0.21%

Aon plc	3.88	12-15-2025	200,000	203,282

Aon plc	4.00	11-27-2023	105,000	106,708

XL Capital Limited	6.25	5-15-2027	70,000	80,441

XLIT Limited	5.25	12-15-2043	140,000	152,714

				543,145

Health Care: 1.26%

Health Care Equipment & Supplies: 0.09%

Koninklijke Philips Electronics NV	6.88	3-11-2038	175,000	225,988

Pharmaceuticals: 1.17%

Actavis Funding SCS	3.85	6-15-2024	350,000	348,684

Actavis Funding SCS	4.85	6-15-2044	350,000	323,575

AstraZeneca plc	2.38	11-16-2020	350,000	346,359

AstraZeneca plc	3.38	11-16-2025	500,000	491,551

AstraZeneca plc	4.38	11-16-2045	200,000	193,760

The accompanying notes are an integral part of these financial statements.

236	Wells Fargo Funds	Portfolio of investments—February 28, 2019

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)

AstraZeneca plc	6.45%	9-15-2037	$180,000	$219,035

Mylan NV	3.95	6-15-2026	700,000	652,775

Shire plc ADR	3.20	9-23-2026	560,000	525,092

				3,100,831

Industrials: 0.77%

Aerospace & Defense: 0.12%

Embraer Netherlands Finance BV	5.05	6-15-2025	290,000	307,693

Professional Services: 0.12%

Thomson Reuters Corporation	4.30	11-23-2023	210,000	213,796

Thomson Reuters Corporation	5.85	4-15-2040	94,000	101,647

				315,443

Road & Rail: 0.14%

Canadian National Railway Company	6.20	6-1-2036	140,000	173,514

Canadian Pacific Railway Company	4.45	3-15-2023	140,000	144,356

Canadian Pacific Railway Company	5.95	5-15-2037	45,000	52,862

				370,732

Trading Companies & Distributors: 0.39%

AerCap Ireland Capital DAC	4.25	7-1-2020	200,000	201,800

AerCap Ireland Capital DAC	3.95	2-1-2022	520,000	522,279

AerCap Ireland Capital DAC	4.63	10-30-2020	300,000	304,794

				1,028,873

Materials: 0.68%

Chemicals: 0.29%

LyondellBasell Industries NV	4.63	2-26-2055	350,000	301,172

Nutrien Limited	4.88	3-30-2020	178,000	180,648

Nutrien Limited	5.63	12-1-2040	140,000	146,010

Nutrien Limited	6.13	1-15-2041	115,000	127,356

				755,186

Metals & Mining: 0.39%

Goldcorp Incorporated	3.70	3-15-2023	210,000	211,304

Rio Tinto Finance (USA) Limited	4.13	8-21-2042	175,000	175,957

Vale Overseas Limited	4.38	1-11-2022	140,000	140,308

Vale Overseas Limited	6.88	11-21-2036	382,000	417,411

Vale Overseas Limited	6.88	11-10-2039	91,000	99,873

				1,044,853

Total Yankee Corporate Bonds and Notes (Cost $43,823,644)				43,601,385

	Yield		Shares
Short-Term Investments: 0.34%

Investment Companies: 0.32%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34		854,059	854,059

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	237

INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.02%

U.S. Treasury Bill (z)	2.21%	3-14-2019	$50,000	$49,957

Total Short-Term Investments (Cost $904,016)				904,016

Total investments in securities (Cost $261,416,656)	99.05%	261,612,370

Other assets and liabilities, net	0.95	2,517,646

Total net assets	100.00%	$264,130,016

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	118,155,611	117,301,552	854,059	0	$0	$47,308	$854,059	0.32%

The accompanying notes are an integral part of these financial statements.

238	Wells Fargo Funds	Portfolio of investments—February 28, 2019

STRATEGIC RETIREMENT BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 2.00%

FHLB	2.13%	3-13-2020	$170,000	$169,358

FHLB	2.13	6-9-2023	35,000	34,274

FHLB	2.26	10-4-2022	10,000	9,837

FHLB	2.38	3-30-2020	390,000	389,318

FHLB	2.75	12-13-2024	20,000	20,059

FHLMC	3.25	6-9-2023	50,000	51,455

FNMA	1.38	10-7-2021	45,000	43,669

FNMA	1.50	6-22-2020	33,000	32,547

FNMA	1.50	11-30-2020	110,000	107,995

FNMA	1.88	9-24-2026	95,000	88,655

FNMA	2.13	4-24-2026	28,000	26,715

FNMA	2.50	4-23-2020	390,000	389,836

FNMA	2.63	9-6-2024	100,000	99,916

Total Agency Securities (Cost $1,465,617)				1,463,634

U.S. Treasury Securities: 97.63%

TIPS	0.13	4-15-2020	1,917,344	1,902,664

TIPS	0.13	4-15-2021	1,097,245	1,082,758

TIPS	0.13	1-15-2022	1,559,733	1,536,398

TIPS	0.13	4-15-2022	953,616	936,704

TIPS	0.13	7-15-2022	3,909,394	3,858,160

TIPS	0.13	1-15-2023	2,954,325	2,896,046

TIPS	0.13	7-15-2024	2,437,012	2,380,751

TIPS	0.13	7-15-2026	1,805,052	1,733,908

TIPS	0.25	1-15-2025	1,272,996	1,242,489

TIPS	0.38	7-15-2023	59,382	58,974

TIPS	0.38	7-15-2025	1,165,483	1,146,726

TIPS	0.38	1-15-2027	1,388,627	1,349,518

TIPS	0.38	7-15-2027	493,037	479,507

TIPS	0.50	1-15-2028	1,853,907	1,810,528

TIPS	0.63	7-15-2021	494,980	496,769

TIPS	0.63	4-15-2023	460,260	459,568

TIPS	0.63	1-15-2024	1,880,180	1,880,474

TIPS	0.63	1-15-2026	502,289	499,895

TIPS	0.75	7-15-2028	1,156,132	1,156,945

TIPS	0.88	1-15-2029	686,612	692,995

TIPS	1.13	1-15-2021	2,074,390	2,092,216

TIPS	1.25	7-15-2020	1,405,599	1,424,047

TIPS	1.75	1-15-2028	1,163,379	1,259,017

TIPS	2.00	1-15-2026	1,019,090	1,107,404

TIPS	2.38	1-15-2025	1,324,982	1,454,918

TIPS	2.38	1-15-2027	732,613	823,404

TIPS	2.50	1-15-2029	567,591	659,292

TIPS	3.63	4-15-2028	77,675	96,802

U.S. Treasury Bond	3.13	11-15-2028	480,000	496,388

U.S. Treasury Bond	6.38	8-15-2027	125,000	159,717

U.S. Treasury Bond	6.88	8-15-2025	20,000	25,040

U.S. Treasury Note	2.88	11-30-2025	430,000	436,752

U.S. Treasury Note	1.13	4-30-2020	369,000	363,004

U.S. Treasury Note	1.13	7-31-2021	493,000	477,016

U.S. Treasury Note	1.13	9-30-2021	510,000	492,628

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	239

STRATEGIC RETIREMENT BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	1.25%	10-31-2021	$513,000	$496,408

U.S. Treasury Note	1.25	7-31-2023	488,000	462,113

U.S. Treasury Note	1.38	3-31-2020	275,000	271,541

U.S. Treasury Note	1.38	4-30-2020	3,000	2,960

U.S. Treasury Note	1.38	5-31-2020	99,000	97,561

U.S. Treasury Note	1.38	10-31-2020	510,000	500,159

U.S. Treasury Note	1.38	4-30-2021	479,000	467,455

U.S. Treasury Note	1.38	6-30-2023	489,000	466,040

U.S. Treasury Note	1.38	8-31-2023	490,000	466,132

U.S. Treasury Note	1.38	9-30-2023	339,000	322,169

U.S. Treasury Note	1.50	4-15-2020	1,000	989

U.S. Treasury Note	1.50	5-15-2020	347,000	342,663

U.S. Treasury Note	1.50	5-31-2020	488,000	481,671

U.S. Treasury Note	1.50	3-31-2023	450,000	432,264

U.S. Treasury Note	1.50	8-15-2026	670,000	618,284

U.S. Treasury Note	1.63	3-15-2020	19,000	18,819

U.S. Treasury Note	1.63	6-30-2020	2,000	1,975

U.S. Treasury Note	1.63	7-31-2020	505,000	498,411

U.S. Treasury Note	1.63	8-15-2022	365,000	354,278

U.S. Treasury Note	1.63	4-30-2023	483,000	465,963

U.S. Treasury Note	1.63	5-31-2023	20,000	19,279

U.S. Treasury Note	1.63	10-31-2023	486,000	466,807

U.S. Treasury Note	1.63	2-15-2026	663,000	620,760

U.S. Treasury Note	1.63	5-15-2026	669,000	624,836

U.S. Treasury Note	1.75	10-31-2020	473,000	466,736

U.S. Treasury Note	1.75	2-28-2022	483,000	472,585

U.S. Treasury Note	1.75	3-31-2022	484,000	473,318

U.S. Treasury Note	1.75	5-31-2022	507,000	495,097

U.S. Treasury Note	1.75	6-30-2022	305,000	297,744

U.S. Treasury Note	1.75	1-31-2023	10,000	9,714

U.S. Treasury Note	1.75	5-15-2023	595,000	576,662

U.S. Treasury Note	1.88	6-30-2020	406,000	402,368

U.S. Treasury Note	1.88	2-28-2022	450,000	441,844

U.S. Treasury Note	1.88	4-30-2022	505,000	495,433

U.S. Treasury Note	1.88	8-31-2022	417,000	408,155

U.S. Treasury Note	1.88	8-31-2024	160,000	154,438

U.S. Treasury Note	2.00	7-31-2020	434,000	430,575

U.S. Treasury Note	2.00	9-30-2020	376,000	372,769

U.S. Treasury Note	2.00	11-30-2020	449,000	444,756

U.S. Treasury Note	2.00	5-31-2021	469,000	463,705

U.S. Treasury Note	2.00	10-31-2021	479,000	472,751

U.S. Treasury Note	2.00	2-15-2022	10,000	9,860

U.S. Treasury Note	2.00	11-30-2022	645,000	633,083

U.S. Treasury Note	2.00	2-15-2023	285,000	279,434

U.S. Treasury Note	2.00	4-30-2024	10,000	9,737

U.S. Treasury Note	2.00	5-31-2024	269,000	261,781

U.S. Treasury Note	2.00	6-30-2024	185,000	179,884

U.S. Treasury Note	2.00	2-15-2025	597,000	577,458

U.S. Treasury Note	2.00	8-15-2025	645,000	621,694

U.S. Treasury Note	2.00	11-15-2026	660,000	630,016

U.S. Treasury Note	2.13	1-31-2021	157,000	155,773

U.S. Treasury Note	2.13	12-31-2021	474,000	469,112

The accompanying notes are an integral part of these financial statements.

240	Wells Fargo Funds	Portfolio of investments—February 28, 2019

STRATEGIC RETIREMENT BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.13%	12-31-2022	$510,000	$502,709

U.S. Treasury Note	2.13	2-29-2024	378,000	370,676

U.S. Treasury Note	2.13	5-15-2025	75,000	72,952

U.S. Treasury Note	2.25	3-31-2021	458,000	455,370

U.S. Treasury Note	2.25	7-31-2021	463,000	460,197

U.S. Treasury Note	2.25	12-31-2023	472,000	465,971

U.S. Treasury Note	2.25	1-31-2024	474,000	467,723

U.S. Treasury Note	2.25	10-31-2024	490,000	481,750

U.S. Treasury Note	2.25	11-15-2024	385,000	378,308

U.S. Treasury Note	2.25	2-15-2027	580,000	562,895

U.S. Treasury Note	2.25	8-15-2027	480,000	464,306

U.S. Treasury Note	2.25	11-15-2027	420,000	405,497

U.S. Treasury Note	2.38	12-31-2020	443,000	441,616

U.S. Treasury Note	2.38	5-15-2027	453,000	443,268

U.S. Treasury Note	2.50	12-31-2020	595,000	594,465

U.S. Treasury Note	2.50	1-15-2022	585,000	584,909

U.S. Treasury Note	2.50	8-15-2023	544,000	543,469

U.S. Treasury Note	2.63	8-15-2020	493,000	493,385

U.S. Treasury Note	2.63	11-15-2020	275,000	275,290

U.S. Treasury Note	2.63	12-31-2023	595,000	597,464

U.S. Treasury Note	2.63	1-31-2026	445,000	445,243

U.S. Treasury Note	2.75	11-30-2020	585,000	586,920

U.S. Treasury Note	2.75	9-15-2021	560,000	563,303

U.S. Treasury Note	2.75	8-31-2023	510,000	514,961

U.S. Treasury Note	2.75	11-15-2023	16,000	16,156

U.S. Treasury Note	2.88	8-15-2028	390,000	395,058

U.S. Treasury Note	3.50	5-15-2020	4,000	4,044

U.S. Treasury Note	6.00	2-15-2026	146,000	177,128

U.S. Treasury Note	6.50	11-15-2026	30,000	38,016

U.S. Treasury Note	6.75	8-15-2026	220,000	281,041

U.S. Treasury Note	8.00	11-15-2021	331,000	378,090

U.S. Treasury Note	8.13	5-15-2021	309,000	345,742

U.S. Treasury Note	8.13	8-15-2021	300,000	339,621

U.S. Treasury Note	8.75	8-15-2020	76,000	82,668

Total U.S. Treasury Securities (Cost $72,113,129)				71,405,652

	Yield		Shares
Short-Term Investments: 0.21%

Investment Companies: 0.19%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34		140,309	140,309

			Principal
U.S. Treasury Securities: 0.02%

U.S. Treasury Bill (z)	2.23	3-14-2019	$15,000	14,987

Total Short-Term Investments (Cost $155,296)				155,296

Total investments in securities (Cost $73,734,042)	99.84%	73,024,582

Other assets and liabilities, net	0.16	114,434

Total net assets	100.00%	$73,139,016

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	241

STRATEGIC RETIREMENT BOND PORTFOLIO

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

TIPS	Treasury inflation-protected securities

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	29,991,093	29,850,784	140,309	$0	$0	$8,885	$140,309	0.19%

The accompanying notes are an integral part of these financial statements.

242	Wells Fargo Funds	Portfolio of investments—February 28, 2019

U.S. REIT PORTFOLIO

Security name	Shares	Value

Common Stocks: 99.51%

Real Estate: 99.51%

Equity REITs: 99.51%

Acadia Realty Trust	4,646	$132,365

Alexander & Baldwin Incorporated	3,838	88,005

Alexandria Real Estate Equities Incorporated	6,106	829,744

American Assets Trust Incorporated	2,092	90,876

American Campus Communities Incorporated	7,859	354,127

American Homes 4 Rent Class A	14,465	315,916

Americold Realty Trust	5,941	170,804

Apartment Investment & Management Company Class A	8,932	437,031

Apple Hospitality REIT Incorporated	12,307	202,819

AvalonBay Communities Incorporated	7,981	1,553,342

Boston Properties Incorporated	8,837	1,172,582

Brandywine Realty Trust	10,194	160,250

Brixmor Property Group Incorporated	17,069	298,025

Brookfield Property REIT Class A	7,067	138,655

Camden Property Trust	5,328	522,624

CBL & Associates Properties Incorporated	9,523	20,379

Chesapeake Lodging Trust	3,393	102,197

Colony Capital Incorporated	26,305	146,256

Columbia Property Trust Incorporated	6,767	146,370

CoreCivic Incorporated	6,912	146,396

CorePoint Lodging Incorporated	2,427	33,905

Corporate Office Properties Trust	6,245	162,308

Cousins Properties Incorporated	24,286	231,203

CubeSmart	10,698	327,787

DiamondRock Hospitality	11,877	126,965

Digital Realty Trust Incorporated	12,030	1,360,834

Douglas Emmett Incorporated	9,287	358,478

Duke Realty Corporation	20,593	608,935

Easterly Government Properties Incorporated	3,466	62,319

EastGroup Properties Incorporated	2,025	213,962

Empire State Realty Trust Incorporated	9,839	149,750

Equity Commonwealth	6,834	223,130

Equity Lifestyle Properties Incorporated	4,703	510,934

Equity Residential	21,118	1,556,185

Essex Property Trust Incorporated	3,786	1,059,474

Extra Space Storage Incorporated	7,142	685,203

Federal Realty Investment Trust	4,222	564,017

First Industrial Realty Trust Incorporated	7,227	242,249

Gaming and Leisure Properties Incorporated	11,674	424,700

HCP Incorporated	27,437	844,236

Healthcare Realty Trust Incorporated	7,082	224,145

Healthcare Trust of America Incorporated Class A	11,921	339,629

Hersha Hospitality Trust	2,176	41,018

Highwoods Properties Incorporated	5,840	270,450

Hospitality Properties Trust	9,451	255,839

Host Hotels & Resorts Incorporated	41,935	822,345

Hudson Pacific Properties Incorporated	8,933	296,754

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—February 28, 2019	Wells Fargo Funds	243

U.S. REIT PORTFOLIO

Security name	Shares	Value

Equity REITs (continued)

Independence Realty Trust Incorporated	5,135	$53,199

Industrial Logistics Properties Trust	3,716	77,516

Innovative Industrial Properties Incorporated	544	42,971

Invitation Homes Incorporated	16,995	390,885

Iron Mountain Incorporated	16,465	583,190

JBG Smith Properties	6,434	259,226

Kilroy Realty Corporation	5,771	425,380

Kimco Realty Corporation	23,353	410,779

Kite Realty Group Trust	4,714	74,198

Lamar Advertising Company Class A	4,931	382,498

Liberty Property Trust	8,500	402,305

Life Storage Incorporated	2,650	258,640

LTC Properties Incorporated	2,244	99,678

Mack-Cali Realty Corporation	5,032	105,722

Mid-America Apartment Communities Incorporated	6,556	679,070

National Health Investors Incorporated	2,362	184,307

National Storage Affiliates Trust	3,221	91,219

Office Properties Income Trust	2,759	84,177

Outfront Media Incorporated	7,969	178,824

Paramount Group Incorporated	11,962	171,774

Park Hotels & Resorts Incorporated	11,406	356,323

Pebblebrook Hotel Trust	7,464	238,923

Pennsylvania REIT	3,608	22,189

Piedmont Office Realty Trust Incorporated Class A	7,304	149,513

Preferred Apartment Communities Incorporated Class A	2,417	36,835

Prologis Incorporated	36,152	2,532,809

PS Business Parks Incorporated	1,136	167,185

Public Storage Incorporated	8,679	1,835,522

Regency Centers Corporation	9,126	595,472

Retail Opportunity Investment Corporation	6,395	109,802

Rexford Industrial Realty Incorporated	5,339	183,021

RLJ Lodging Trust	9,845	182,822

RPT Realty	4,449	56,413

Ryman Hospitality Properties Incorporated	2,608	211,222

SBA Communications Corporation †	6,568	1,185,918

Senior Housing Properties Trust	13,732	177,829

Seritage Growth Property Class A	1,834	80,971

Simon Property Group Incorporated	17,668	3,200,735

SITE Centers Corporation	8,200	109,470

SL Green Realty Corporation	4,884	443,076

STAG Industrial Incorporated	6,282	173,886

Summit Hotel Properties Incorporated	5,865	66,802

Sun Communities Incorporated	4,877	553,881

Sunstone Hotel Investors Incorporated	12,996	195,590

Tanger Factory Outlet Centers Incorporated	5,317	114,794

Taubman Centers Incorporated	3,304	176,368

Terreno Realty Corporation	3,333	136,320

The Geo Group Incorporated	6,967	158,290

The Macerich Company	7,910	344,876

Tier Incorporated	3,062	74,254

The accompanying notes are an integral part of these financial statements.

244	Wells Fargo Funds	Portfolio of investments—February 28, 2019

U.S. REIT PORTFOLIO

Security name		Shares	Value

Equity REITs (continued)

UDR Incorporated		15,722	$698,371

Uniti Group Incorporated		10,025	96,641

Urban Edge Properties		6,294	122,229

Ventas Incorporated		20,580	1,291,395

VICI Properties Incorporated		23,421	499,102

Vornado Realty Trust		10,035	675,456

Washington Prime Group Incorporated		10,533	60,881

Washington REIT		4,509	119,443

Weingarten Realty Investors		6,881	198,242

Welltower Incorporated		21,717	1,613,790

Xenia Hotels & Resorts Incorporated		6,507	127,082

Total Common Stocks (Cost $39,048,618)			43,354,818

	Yield
Short-Term Investments: 0.44%

Investment Companies: 0.44%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.34%	192,034	192,034

Total Short-Term Investments (Cost $192,034)			192,034

Total investments in securities (Cost $39,240,652)	99.95%	43,546,852

Other assets and liabilities, net	0.05	19,930

Total net assets	100.00%	$43,566,782

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	336,973	13,544,503	13,689,442	192,034	$0	$0	$3,619	$192,034	0.44%

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

246	Wells Fargo Funds	Statements of assets and liabilities—February 28, 2019

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Emerging Markets Bond Portfolio

Assets
Investments in unaffiliated securities, at value (see cost below)	$605,192,235	$42,838,187
Investments in affiliated securities, at value (see cost below)	6,855,231	2,749,145
Cash	0	246,552
Segregated cash for futures contracts	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	11,132,997	0
Receivable for dividends and interest	2,859,349	592,126
Unrealized gains on forward foreign currency contracts	0	0
Receivable from adviser	0	0
Prepaid expenses and other assets	1,943	0

Total assets	626,041,755	46,426,010

Liabilities
Payable for investments purchased	14,070,117	2,252,536
Custodian and accounting fees payable	118,791	0
Professional fees payable	72,977	43,183
Shareholder report expenses payable	18,780	19,487
Advisory fee payable	13,870	3,059
Due to custodian bank	6,782	0
Trustees’ fees and expenses payable	1,035	1,035
Payable for daily variation margin on open futures contracts	0	0
Unrealized losses on forward foreign currency contracts	0	0
Accrued expenses and other liabilities	0	10,538

Total liabilities	14,302,352	2,329,838

Total net assets	$611,739,403	$44,096,172

Investments in unaffiliated securities, at cost	$615,998,671	$44,185,147

Investments in affiliated securities, at cost	$6,855,231	$2,749,145

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—February 28, 2019	Wells Fargo Funds	247

Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	High Yield Corporate Bond Portfolio	International Government Bond Portfolio	Investment Grade Corporate Bond Portfolio

$245,581,170	$663,515,588	$1,123,063,800	$265,370,810	$85,468,376	$10,628,070	$260,758,311
7,871,946	25,160,866	42,045,039	10,752,908	486,162	13,185	854,059
0	0	73	16,605	3,783,182	0	5,036,409
1,778,773	3,474,972	6,508,000	1,880,000	0	0	0
1,446,555	777,083	0	0	0	62,524	0
53,699	0	4,319	0	308,861	6,033,997	1,213,017
1,092,728	3,256,257	2,707,922	223,016	1,410,949	73,821	2,861,628
0	0	0	0	0	17,983	0
22,330	0	0	0	0	0	0
37,660	2,638,209	27,401	3,065	0	0	67,637

257,884,861	698,822,975	1,174,356,554	278,246,404	91,457,530	16,829,580	270,791,061

112,398	73,757	201,768	49,383	4,092,043	6,014,959	6,449,936
950,402	637,569	0	0	0	0	110,714
46,869	11,888	0	0	0	0	92,966
106	636	0	16	0	0	0
0	44,730	74,036	23,129	12,180	2,064	3,623
0	0	0	0	0	0	0
1,035	1,035	1,035	1,035	1,035	1,055	1,125
149,460	67,295	181,480	52,470	0	0	0
0	0	0	0	0	54,788	0
0	1,451	350,645	85,591	43,188	38,073	2,681

1,260,270	838,361	808,964	211,624	4,148,446	6,110,939	6,661,045

$256,624,591	$697,984,614	$1,173,547,590	$278,034,780	$87,309,084	$10,718,641	$264,130,016

$243,410,013	$648,982,277	$942,205,343	$246,222,316	$87,954,077	$10,544,395	$260,562,597

$7,871,946	$25,160,866	$42,045,039	$10,752,908	$486,162	$13,185	$854,059

$1,447,404	$778,234	$0	$0	$0	$60,524	$0

The accompanying notes are an integral part of these financial statements.

248	Wells Fargo Funds	Statements of assets and liabilities—February 28, 2019

	Strategic Retirement Bond Portfolio	U.S. REIT Portfolio

Assets
Investments in unaffiliated securities, at value (see cost below)	$72,884,273	$43,354,818
Investments in affiliated securities, at value (see cost below)	140,309	192,034
Receivable for dividends and interest	192,226	42,923
Receivable from adviser	2,221	793
Prepaid expenses and other assets	7,501	0

Total assets	73,226,530	43,590,568

Liabilities
Payable for investments purchased	2,016	2,554
Professional fees payable	57,489	19,456
Shareholder report expenses payable	26,060	741
Due to custodian bank	914	0
Trustees’ fees and expenses payable	1,035	1,035

Total liabilities	87,514	23,786

Total net assets	$73,139,016	$43,566,782

Investments in unaffiliated securities, at cost	$73,593,733	$39,048,618

Investments in affiliated securities, at cost	$140,309	$192,034

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

250	Wells Fargo Funds	Statements of operations—year ended February 28, 2019

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Emerging Markets Bond Portfolio

Investment income
Interest*	$19,860,715	$3,050,052
Income from affiliated securities	403,835	17,183
Dividends**	0	0

Total investment income	20,264,550	3,067,235

Expenses
Advisory fee	413,355	150,465
Custody and accounting fees	110,361	9,873
Professional fees	52,206	50,005
Shareholder report expenses	16,626	16,107
Trustees’ fees and expenses	20,838	20,838
Other fees and expenses	19,404	19,604

Total expenses	632,790	266,892
Less: Fee waivers and/or expense reimbursements	(46,025)	(25,639)

Net expenses	586,765	241,253

Net investment income	19,677,785	2,825,982

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(11,607,027)	(2,373,659)
Futures contracts	(14,035)	0
Forward foreign currency contracts	0	0
Foreign currency and foreign currency translations	0	0

Net realized gains (losses) on investments	(11,621,062)	(2,373,659)

Net change in unrealized gains (losses) on:
Unaffiliated securities	15,499,429	226,207
Futures contracts	0	0
Forward foreign currency contracts	0	0
Foreign currency and foreign currency translations	0	0

Net change in unrealized gains (losses) on investments	15,499,429	226,207

Net realized and unrealized gains (losses) on investments	3,878,367	(2,147,452)

Net increase (decrease) in net assets resulting from operations	$23,556,152	$678,530

* Net of foreign interest withholding taxes in the amount of	$1,181	$0
** Net of foreign dividend withholding taxes in the amount of	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended February 28, 2019	Wells Fargo Funds	251

Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	High Yield Corporate Bond Portfolio	International Government Bond Portfolio	Investment Grade Corporate Bond Portfolio

$22,787	$45,977	$82,077	$25,950	$6,882,656	$141,106	$14,001,566
157,778	475,385	736,668	210,967	23,896	1,075	47,308
8,301,561	29,949,789	34,338,987	5,246,495	0	0	0

8,482,126	30,471,151	35,157,732	5,483,412	6,906,552	142,181	14,048,874

456,299	1,410,928	1,585,471	570,211	271,345	25,652	183,708
1,217,129	696,566	282,878	115,450	8,515	4,000	47,242
52,206	52,206	52,206	52,206	48,903	48,067	52,206
5,457	5,457	5,457	5,844	6,234	7,486	16,626
20,838	20,838	20,838	20,838	20,838	20,838	20,838
12,001	13,452	9,001	9,000	14,001	7,001	6,501

1,763,930	2,199,447	1,955,851	773,549	369,836	113,044	327,121
(405,732)	(253,587)	(126,516)	(65,715)	(21,941)	0	(35,227)

1,358,198	1,945,860	1,829,335	707,834	347,895	113,044	291,894

7,123,928	28,525,291	33,328,397	4,775,578	6,558,657	29,137	13,756,980

(24,731,190)	(24,198,948)	125,479,207	32,755,315	(3,427,913)	(416,693)	(4,336,680)
(2,192,568)	(3,996,814)	(4,432,548)	(482,397)	0	0	87,292
(2,736)	0	0	0	0	4,349	0
(918,114)	(344,692)	0	0	0	(16,402)	0

(27,844,608)	(28,540,454)	121,046,659	32,272,918	(3,427,913)	(428,746)	(4,249,388)

(17,821,385)	(35,357,830)	(53,077,239)	(6,520,971)	55,211	(33,832)	(4,066,644)
206,325	1,730,006	1,726,199	425,024	0	0	0
0	0	0	0	0	(42,046)	0
(801)	4,707	0	0	0	(918)	0

(17,615,861)	(33,623,117)	(51,351,040)	(6,095,947)	55,211	(76,796)	(4,066,644)

(45,460,469)	(62,163,571)	69,695,619	26,176,971	(3,372,702)	(505,542)	(8,316,032)

$(38,336,541)	$(33,638,280)	$103,024,016	$30,952,549	$3,185,955	$(476,405)	$5,440,948

$0	$477	$0	$0	$471	$3,935	$5,031
$1,271,444	$3,102,285	$71,059	$0	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

252	Wells Fargo Funds	Statements of operations—year ended February 28, 2019

	Strategic Retirement Bond Portfolio	U.S. REIT Portfolio

Investment income
Interest	$2,353,647	$0
Income from affiliated securities	8,885	3,619
Dividends	0	1,783,532

Total investment income	2,362,532	1,787,151

Expenses
Advisory fee	49,858	56,855
Custody and accounting fees	7,939	3,070
Professional fees	52,206	52,206
Shareholder report expenses	19,484	5,844
Trustees’ fees and expenses	20,838	20,838
Other fees and expenses	6,501	9,001

Total expenses	156,826	147,814
Less: Fee waivers and/or expense reimbursements	(21,274)	(17,660)

Net expenses	135,552	130,154

Net investment income	2,226,980	1,656,997

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,311,344)	1,717,011
Futures contracts	(4,501)	0

Net realized gains (losses) on investments	(1,315,845)	1,717,011
Net change in unrealized gains (losses) on investments	1,248,713	7,122,923

Net realized and unrealized gains (losses) on investments	(67,132)	8,839,934

Net increase in net assets resulting from operations	$2,159,848	$10,496,931

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	253

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$19,677,785	$13,940,324
Net realized gains (losses) on investments	(11,621,062)	2,695,847
Net change in unrealized gains (losses) on investments	15,499,429	(26,443,863)

Net increase (decrease) in net assets resulting from operations	23,556,152	(9,807,692)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	133,856,823	1,487,528,060
Withdrawals	(572,102,499)	(451,291,441)

Net increase (decrease) in net assets resulting from capital transactions	(438,245,676)	1,036,236,619

Total increase (decrease) in net assets	(414,689,524)	1,026,428,927

Net assets
Beginning of period	1,026,428,927	0

End of period	$611,739,403	$1,026,428,927

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

254	Wells Fargo Funds	Statements of changes in net assets

	Emerging Markets Bond Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$2,825,982	$2,384,919
Net realized gains (losses) on investments	(2,373,659)	717,913
Net change in unrealized gains (losses) on investments	226,207	(1,714,801)

Net increase in net assets resulting from operations	678,530	1,388,031

Capital transactions
Transactions in investors’ beneficial interests
Contributions	15,122,153	129,766,929
Withdrawals	(46,658,191)	(56,201,280)

Net increase (decrease) in net assets resulting from capital transactions	(31,536,038)	73,565,649

Total increase (decrease) in net assets	(30,857,508)	74,953,680

Net assets
Beginning of period	74,953,680	0

End of period	$44,096,172	$74,953,680

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	255

	Factor Enhanced Emerging Markets Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$7,123,928	$3,823,944
Net realized gains (losses) on investments	(27,844,608)	15,886,798
Net change in unrealized gains (losses) on investments	(17,615,861)	19,565,366

Net increase (decrease) in net assets resulting from operations	(38,336,541)	39,276,108

Capital transactions
Transactions in investors’ beneficial interests
Contributions	94,308,309	515,679,635
Withdrawals	(162,925,681)	(191,377,239)

Net increase (decrease) in net assets resulting from capital transactions	(68,617,372)	324,302,396

Total increase (decrease) in net assets	(106,953,913)	363,578,504

Net assets
Beginning of period	363,578,504	0

End of period	$256,624,591	$363,578,504

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

256	Wells Fargo Funds	Statements of changes in net assets

	Factor Enhanced International Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$28,525,291	$13,815,516
Net realized gains (losses) on investments	(28,540,454)	129,352,717
Net change in unrealized gains (losses) on investments	(33,623,117)	(67,926,428)

Net increase (decrease) in net assets resulting from operations	(33,638,280)	75,241,805

Capital transactions
Transactions in investors’ beneficial interests
Contributions	104,744,531	1,627,315,279
Withdrawals	(510,735,440)	(564,943,281)

Net increase (decrease) in net assets resulting from capital transactions	(405,990,909)	1,062,371,998

Total increase (decrease) in net assets	(439,629,189)	1,137,613,803

Net assets
Beginning of period	1,137,613,803	0

End of period	$697,984,614	$1,137,613,803

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	257

	Factor Enhanced Large Cap Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$33,328,397	$25,720,430
Net realized gains on investments	121,046,659	360,790,673
Net change in unrealized gains (losses) on investments	(51,351,040)	(216,930,577)

Net increase in net assets resulting from operations	103,024,016	169,580,526

Capital transactions
Transactions in investors’ beneficial interests
Contributions	148,666,933	2,690,661,084
Withdrawals	(987,981,319)	(950,403,650)

Net increase (decrease) in net assets resulting from capital transactions	(839,314,386)	1,740,257,434

Total increase (decrease) in net assets	(736,290,370)	1,909,837,960

Net assets
Beginning of period	1,909,837,960	0

End of period	$1,173,547,590	$1,909,837,960

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

258	Wells Fargo Funds	Statements of changes in net assets

	Factor Enhanced Small Cap Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$4,775,578	$3,985,942
Net realized gains on investments	32,272,918	14,886,344
Net change in unrealized gains (losses) on investments	(6,095,947)	15,424,466

Net increase in net assets resulting from operations	30,952,549	34,296,752

Capital transactions
Transactions in investors’ beneficial interests
Contributions	64,244,206	671,189,441
Withdrawals	(273,672,529)	(248,975,639)

Net increase (decrease) in net assets resulting from capital transactions	(209,428,323)	422,213,802

Total increase (decrease) in net assets	(178,475,774)	456,510,554

Net assets
Beginning of period	456,510,554	0

End of period	$278,034,780	$456,510,554

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	259

	High Yield Corporate Bond Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$6,558,657	$4,096,582
Net realized losses on investments	(3,427,913)	(309,369)
Net change in unrealized gains (losses) on investments	55,211	(2,960,512)

Net increase in net assets resulting from operations	3,185,955	826,701

Capital transactions
Transactions in investors’ beneficial interests
Contributions	14,575,719	220,176,332
Withdrawals	(60,910,365)	(90,545,258)

Net increase (decrease) in net assets resulting from capital transactions	(46,334,646)	129,631,074

Total increase (decrease) in net assets	(43,148,691)	130,457,775

Net assets
Beginning of period	130,457,775	0

End of period	$87,309,084	$130,457,775

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

260	Wells Fargo Funds	Statements of changes in net assets

	International Government Bond Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income (loss)	$29,137	$(9,546)
Net realized gains (losses) on investments	(428,746)	78,824
Net change in unrealized gains (losses) on investments	(76,796)	126,757

Net increase (decrease) in net assets resulting from operations	(476,405)	196,035

Capital transactions
Transactions in investors’ beneficial interests
Contributions	1,004,217	10,000,000
Withdrawals	(5,171)	(35)

Net increase in net assets resulting from capital transactions	999,046	9,999,965

Total increase in net assets	522,641	10,196,000

Net assets
Beginning of period	10,196,000	0

End of period	$10,718,641	$10,196,000

[1]	For the period from August 16, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	261

	Investment Grade Corporate Bond Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$13,756,980	$11,821,570
Net realized gains (losses) on investments	(4,249,388)	7,149,309
Net change in unrealized gains (losses) on investments	(4,066,644)	4,187,744

Net increase in net assets resulting from operations	5,440,948	23,158,623

Capital transactions
Transactions in investors’ beneficial interests
Contributions	66,284,750	699,980,637
Withdrawals	(269,591,983)	(261,142,959)

Net increase (decrease) in net assets resulting from capital transactions	(203,307,233)	438,837,678

Total increase (decrease) in net assets	(197,866,285)	461,996,301

Net assets
Beginning of period	461,996,301	0

End of period	$264,130,016	$461,996,301

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

262	Wells Fargo Funds	Statements of changes in net assets

	Strategic Retirement Bond Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$2,226,980	$1,236,369
Net realized gains (losses) on investments	(1,315,845)	326,544
Net change in unrealized gains (losses) on investments	1,248,713	(2,020,610)

Net increase (decrease) in net assets resulting from operations	2,159,848	(457,697)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	19,159,799	184,009,394
Withdrawals	(74,404,978)	(57,327,350)

Net increase (decrease) in net assets resulting from capital transactions	(55,245,179)	126,682,044

Total increase (decrease) in net assets	(53,085,331)	126,224,347

Net assets
Beginning of period	126,224,347	0

End of period	$73,139,016	$126,224,347

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Funds	263

	U.S. REIT Portfolio
	Year ended February 28, 2019	Year ended February 28, 2018[1]

Operations
Net investment income	$1,656,997	$891,262
Net realized gains on investments	1,717,011	1,952,565
Net change in unrealized gains (losses) on investments	7,122,923	(8,390,155)

Net increase (decrease) in net assets resulting from operations	10,496,931	(5,546,328)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	9,516,600	92,668,856
Withdrawals	(42,660,330)	(20,908,947)

Net increase (decrease) in net assets resulting from capital transactions	(33,143,730)	71,759,909

Total increase (decrease) in net assets	(22,646,799)	66,213,581

Net assets
Beginning of period	66,213,581	0

End of period	$43,566,782	$66,213,581

[1]	For the period from May 23, 2017 (commencement of operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

264	Wells Fargo Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Year ended February 28, 2019	2.38%	0.08%	0.07%	3.23%	72%
Year ended February 28, 2018[2]	2.03%	0.08%	0.07%	(1.39)%	221%

Emerging Markets Bond Portfolio
Year ended February 28, 2019	4.70%	0.44%	0.40%	2.84%	38%
Year ended February 28, 2018[2]	4.19%	0.44%	0.43%	0.62%	174%

Factor Enhanced Emerging Markets Portfolio
Year ended February 28, 2019	2.33%	0.58%	0.45%	(11.16)%	81%
Year ended February 28, 2018[2]	1.56%	0.49%	0.49%	13.43%	136%

Factor Enhanced International Portfolio
Year ended February 28, 2019	3.03%	0.23%	0.20%	(2.91)%	47%
Year ended February 28, 2018[2]	1.74%	0.21%	0.21%	8.99%	106%

Factor Enhanced Large Cap Portfolio
Year ended February 28, 2019	2.09%	0.12%	0.11%	7.60%	23%
Year ended February 28, 2018[2]	1.94%	0.12%	0.12%	11.92%	75%

Factor Enhanced Small Cap Portfolio
Year ended February 28, 2019	1.29%	0.21%	0.19%	7.05%	37%
Year ended February 28, 2018[2]	1.23%	0.19%	0.19%	8.75%	85%

High Yield Corporate Bond Portfolio
Year ended February 28, 2019	6.06%	0.34%	0.32%	3.70%	47%
Year ended February 28, 2018[2]	5.36%	0.37%	0.37%	0.49%	122%

International Government Bond Portfolio
Year ended February 28, 2019	0.28%	1.10%	1.10%	(4.67)%	276%
Year ended February 28, 2018[3]	(0.18)%	1.69%	1.69%	1.95%	224%

Investment Grade Corporate Bond Portfolio
Year ended February 28, 2019	3.74%	0.09%	0.08%	2.29%	25%
Year ended February 28, 2018[2]	3.48%	0.08%	0.08%	(0.12)%	61%

Strategic Retirement Bond Portfolio
Year ended February 28, 2019	2.23%	0.16%	0.14%	2.47%	23%
Year ended February 28, 2018[2]	1.45%	0.17%	0.17%	(1.40)%	193%

U.S. REIT Portfolio
Year ended February 28, 2019	2.91%	0.26%	0.23%	19.52%	20%
Year ended February 28, 2018[2]	2.53%	0.33%	0.32%	(8.74)%	51%

[1]	Returns for periods of less than one year are not annualized.

[2]	For the period from May 23, 2017 (commencement of class operations) to February 28, 2018

[3]	For the period from August 16, 2017 (commencement of class operations) to February 28, 2018

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Funds	265

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio (“Bloomberg Barclays US Aggregate ex-Corporate Portfolio”), Wells Fargo Emerging Markets Bond Portfolio (“Emerging Markets Bond Portfolio”), Wells Fargo Factor Enhanced Emerging Markets Portfolio (“Factor Enhanced Emerging Markets Portfolio”), Wells Fargo Factor Enhanced International Portfolio (“Factor Enhanced International Portfolio”), Wells Fargo Factor Enhanced Large Cap Portfolio (“Factor Enhanced Large Cap Portfolio”), Wells Fargo Factor Enhanced Small Cap Portfolio (“Factor Enhanced Small Cap Portfolio”), Wells Fargo High Yield Corporate Bond Portfolio (“High Yield Corporate Bond Portfolio”), Wells Fargo International Government Bond Portfolio (“International Government Bond Portfolio”), Wells Fargo Investment Grade Corporate Bond Portfolio (“Investment Grade Corporate Bond Portfolio”), Wells Fargo Strategic Retirement Bond Portfolio (“Strategic Retirement Bond Portfolio”), and Wells Fargo U.S. REIT Portfolio (“U.S. REIT Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust and is structured as a partnership for for federal income tax purposes.

The Portfolios offer their shares to multiple affiliated funds rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolios’ Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 28, 2019, such fair value pricing was used in pricing certain foreign securities in Factor Enhanced Emerging Markets Portfolio.

Investments in registered open-end investment companies are valued at net asset value.

266	Wells Fargo Funds	Notes to financial statements

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of each Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

Each Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

Each Portfolio may be subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Each Portfolio is subject to equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of

Notes to financial statements	Wells Fargo Funds	267

a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Swap contracts

Swap contracts are agreements between the Portfolio and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Portfolio and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Portfolio is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

Credit default swaps

Each Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Each Portfolio may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

Each Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Portfolio is the buyer of protection and a credit event occurs, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Portfolio is the seller of protection and a credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of

268	Wells Fargo Funds	Notes to financial statements

the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income and federal tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 28, 2019, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax Cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$622,560,267	$647,078	$(11,159,879)	$(10,512,801)

Emerging Markets Bond Portfolio	46,975,095	385,690	(1,773,453)	(1,387,763)

Factor Enhanced Emerging Markets Portfolio	261,621,341	16,669,777	(25,001,553)	(8,331,776)

Factor Enhanced International Portfolio	681,342,389	52,133,809	(44,764,029)	7,369,780

Factor Enhanced Large Cap Portfolio	989,774,001	211,885,545	(36,685,920)	175,199,625

Factor Enhanced Small Cap Portfolio	262,820,840	38,906,768	(25,724,604)	13,182,164

High Yield Corporate Bond Portfolio	88,537,787	476,322	(3,059,571)	(2,583,249)

International Government Bond Portfolio	10,578,371	94,965	(68,886)	26,079

Investment Grade Corporate Bond Portfolio	262,208,299	4,505,857	(5,101,786)	(595,929)

Strategic Retirement Bond Portfolio	73,780,491	73,717	(829,626)	(755,909)

U.S. REIT Portfolio	40,302,592	4,932,337	(1,688,077)	3,244,260

Notes to financial statements	Wells Fargo Funds	269

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of February 28, 2019:

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$241,696,559	$0	$241,696,559

Asset-backed securities	0	3,974,315	0	3,974,315

Municipal obligations	0	5,008,662	0	5,008,662

Non-agency mortgage-backed securities	0	9,905,014	0	9,905,014

U.S. Treasury securities	311,073,358	0	0	311,073,358

Yankee corporate bonds and notes	0	20,780,793	0	20,780,793

Yankee government bonds	0	12,683,594	0	12,683,594

Short-term investments

Investment companies	6,855,231	0	0	6,855,231

U.S. Treasury securities	69,940	0	0	69,940

Total assets	$317,998,529	$294,048,937	$0	$612,047,466

Emerging Markets Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Yankee corporate bonds and notes	$0	$7,375,669	$0	$7,375,669

Yankee government bonds	0	35,462,518	0	35,462,518

Short-term investments

Investment companies	2,749,145	0	0	2,749,145

Total assets	$2,749,145	$42,838,187	$0	$45,587,332

270	Wells Fargo Funds	Notes to financial statements

Factor Enhanced Emerging Markets Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Brazil	$11,217,212	$0	$0	$11,217,212

Chile	4,236,258	0	0	4,236,258

China	42,189,376	107,277	0	42,296,653

Columbia	1,274,082	0	0	1,274,082

Czech Republic	999,856	0	0	999,856

Egypt	655,549	0	0	655,549

Greece	781,718	0	0	781,718

Hong Kong	800,114	0	0	800,114

Hungary	1,567,263	0	0	1,567,263

India	34,741,652	0	73,095	34,814,747

Indonesia	3,286,917	0	0	3,286,917

Malaysia	9,262,912	0	0	9,262,912

Mexico	10,111,990	0	0	10,111,990

Netherlands	172,799	0	0	172,799

Philippines	3,171,311	0	30,790	3,202,101

Russia	12,980,780	0	0	12,980,780

South Africa	10,167,097	0	0	10,167,097

South Korea	38,123,691	0	0	38,123,691

Taiwan	889,234	31,864,426	0	32,753,660

Thailand	12,132,481	0	0	12,132,481

Turkey	3,179,341	0	0	3,179,341

Preferred stocks

Brazil	10,480,093	0	0	10,480,093

Chile	153,430	0	0	153,430

Colombia	491,703	0	0	491,703

Russia	375,312	0	0	375,312

South Korea	44,228	0	8,346	52,574

Warrants

Malaysia	0	8,580	0	8,580

Thailand	0	2,257	0	2,257

Short-term investments

Investment companies	7,871,946	0	0	7,871,946

Total assets	$221,358,345	$31,982,540	$112,231	$253,453,116

Liabilities

Future contracts	$163,551	$0	$0	$163,551

Total liabilities	$163,551	$0	$0	$163,551

Notes to financial statements	Wells Fargo Funds	271

Factor Enhanced International Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$67,804,356	$0	$0	$67,804,356

Austria	2,346,982	0	0	2,346,982

Belgium	3,670,930	0	0	3,670,930

Canada	66,899,089	1,380,078	0	68,279,167

China	3,787,327	0	0	3,787,327

Denmark	15,542,653	0	0	15,542,653

Finland	13,205,496	0	0	13,205,496

France	38,244,891	0	0	38,244,891

Germany	35,515,583	0	0	35,515,583

Hong Kong	24,983,620	0	0	24,983,620

Ireland	4,343,383	0	0	4,343,383

Italy	5,476,150	0	0	5,476,150

Japan	145,368,570	0	0	145,368,570

Luxembourg	1,496,035	0	0	1,496,035

Malta	156,407	0	0	156,407

Netherlands	19,980,842	0	0	19,980,842

New Zealand	2,533,927	0	0	2,533,927

Norway	6,492,553	0	0	6,492,553

Poland	3,072,175	0	0	3,072,175

Portugal	1,420,355	0	0	1,420,355

Singapore	12,314,393	0	0	12,314,393

South Africa	461,862	0	0	461,862

Spain	16,924,080	0	0	16,924,080

Sweden	22,204,290	0	0	22,204,290

Switzerland	37,725,531	0	0	37,725,531

Thailand	317,440	0	0	317,440

United Kingdom	105,901,807	0	0	105,901,807

Preferred stocks

Germany	3,944,783	0	0	3,944,783

Short-term investments

Investment companies	25,160,866	0	0	25,160,866

	687,296,376	1,380,078	0	688,676,454

Futures contracts	35,715	0	0	35,715

Total assets	$687,332,091	$1,380,078	$0	$688,712,169

272	Wells Fargo Funds	Notes to financial statements

Factor Enhanced Large Cap Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$105,327,324	$0	$0	$105,327,324

Consumer discretionary	105,309,790	0	0	105,309,790

Consumer staples	119,923,483	0	0	119,923,483

Energy	43,268,794	0	0	43,268,794

Financials	132,052,621	0	0	132,052,621

Health care	180,162,590	0	0	180,162,590

Industrials	162,469,544	0	0	162,469,544

Information technology	112,253,832	0	0	112,253,832

Materials	34,189,097	0	0	34,189,097

Real estate	68,688,724	0	0	68,688,724

Utilities	59,418,001	0	0	59,418,001

Short-term investments

Investment companies	42,045,039	0	0	42,045,039

Total assets	$1,165,108,839	$0	$0	$1,165,108,839
Liabilities

Future contracts	$135,213	$0	$0	$135,213

Total liabilities	$135,213	$0	$0	$135,213

Factor Enhanced Small Cap Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$9,062,834	$0	$6,069	$9,068,903

Consumer discretionary	37,159,717	0	0	37,159,717

Consumer staples	12,422,389	0	0	12,422,389

Energy	8,148,001	0	0	8,148,001

Financials	53,495,024	0	2,952	53,497,976

Health care	30,247,007	0	1,208	30,248,215

Industrials	40,957,317	0	0	40,957,317

Information technology	29,259,946	0	0	29,259,946

Materials	10,314,779	0	0	10,314,779

Real estate	27,094,261	0	59,684	27,153,945

Utilities	7,139,622	0	0	7,139,622

Short-term investments

Investment companies	10,752,908	0	0	10,752,908

Total assets	$276,053,805	$0	$69,913	$276,123,718
Liabilities

Future contracts	$120,714	$0	$0	$120,714

Total liabilities	$120,714	$0	$0	$120,714

Notes to financial statements	Wells Fargo Funds	273

High Yield Corporate Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$72,252,449	$0	$72,252,449

Yankee corporate bonds and notes	0	13,215,927	0	13,215,927

Short-term investments

Investment companies	486,162	0	0	486,162

Total assets	$486,162	$85,468,376	$0	$85,954,538

International Government Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Foreign government bonds	$0	$10,628,070	$0	$10,628,070

Short-term investments

Investment companies	13,185	0	0	13,185

	13,185	10,628,070	0	10,641,255

Forward foreign currency contracts	0	17,983	0	17,983

Total assets	$13,185	$10,646,053	$0	$10,659,238
Liabilities

Forward foreign currency contracts	$0	$54,788	$0	$54,788

Total liabilities	$0	$54,788	$0	$54,788

Investment Grade Corporate Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$217,106,969	$0	$217,106,969

Yankee corporate bonds and notes	0	43,601,385	0	43,601,385

Short-term investments

Investment companies	854,059	0	0	854,059

U.S. Treasuries securities	49,957	0	0	49,957

Total assets	$904,016	$260,708,354	$0	$261,612,370

Strategic Retirement Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$1,463,634	$0	$1,463,634

U.S. Treasury securities	71,405,652	0	0	71,405,652

Short-term investments

Investment companies	140,309	0	0	140,309

U.S. Treasury securities	14,987	0	0	14,987

Total assets	$71,560,948	$1,463,634	$0	$73,024,582

274	Wells Fargo Funds	Notes to financial statements

U.S. REIT Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Real estate	$43,354,818	$0	$0	$43,354,818

Short-term investments

Investment companies	192,034	0	0	192,034

Total assets	$43,546,852	$0	$0	$43,546,852

Additional sector, industry or geographic detail for each Portfolio is included in the Portfolio of Investments.

Future contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At February 28, 2019, the Portfolios, except Factor Enhanced Emerging Markets Portfolio and Factor Enhanced Small Cap Portfolio, did not have any transfers into/out of Level 3. The Factor Enhanced Emerging Markets Portfolio and Factor Enhanced Small Cap Portfolio had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the applicable subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the average daily net assets of each Portfolio.

Bloomberg Barclays US Aggregate ex-Corporate Portfolio Investment Grade Corporate Bond Strategic Retirement Bond Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.05%

	Next $5 billion	0.04

	Over $10 billion	0.03

Emerging Markets Bond Portfolio High Yield Corporate Bond Portfolio International Government Bond Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.25%

	Next $5 billion	0.23

	Over $10 billion	0.21

Factor Enhanced Emerging Markets Portfolio Factor Enhanced International Portfolio Factor Enhanced Small Cap Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.15%

	Next $5 billion	0.13

	Over $10 billion	0.11

Notes to financial statements	Wells Fargo Funds	275

Factor Enhanced Large Cap Portfolio U.S. REIT Portfolio	Average daily net assets	Advisory fee

	First $5 billion	0.10%

	Next $5 billion	0.08

	Over $10 billion	0.06

For the year ended February 28, 2019, the advisory fee was equivalent to an annual rate for each Portfolio as follows:

Advisory fee

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.05%

Emerging Markets Bond Portfolio	0.25

Factor Enhanced Emerging Markets Portfolio	0.15

Factor Enhanced International Portfolio	0.15

Factor Enhanced Large Cap Portfolio	0.10

Factor Enhanced Small Cap Portfolio	0.15

High Yield Corporate Bond Portfolio	0.25

International Government Bond Portfolio	0.25

Investment Grade Corporate Bond Portfolio	0.05

Strategic Retirement Bond Portfolio	0.05

U.S. REIT Portfolio	0.10

Funds Management has retained the services of certains subadvisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo Asset Management (International), LLC, each an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, as subadvisers. The fee for sub-advisory services is borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

		Subadvisory fee
	Subadviser	starting at	declining to

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	WellsCap	0.04%	0.03%

Emerging Markets Bond Portfolio	Wells Fargo Asset Management (International), LLC	0.09	0.07

Factor Enhanced Emerging Markets Portfolio	WellsCap*	0.08	0.05

Factor Enhanced International Portfolio	WellsCap*	0.08	0.05

Factor Enhanced Large Cap Portfolio	WellsCap*	0.06	0.04

Factor Enhanced Small Cap Portfolio	WellsCap*	0.08	0.05

High Yield Corporate Bond Portfolio	WellsCap	0.09	0.07

International Government Bond Portfolio	Wells Fargo Asset Management (International), LLC	0.09	0.07

Investment Grade Corporate Bond Portfolio	WellsCap	0.04	0.03

Strategic Retirement Bond Portfolio	WellsCap	0.04	0.03

U.S. REIT Portfolio	WellsCap	0.06	0.04

*

On November 1, 2018, Analytic Investors, LLC was consolidated into WellsCap and WellsCap became the subadviser to the Portfolio. The consolidation did not result in any changes to the services provided to the Portfolio or to its strategy or fees and expenses.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

276	Wells Fargo Funds	Notes to financial statements

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, High Yield Corporate Bond Portfolio had $394,500 and $554,250 in interfund purchases and sales, respectively, during the year ended February 28, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2019 were as follows:

	Purchase at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

Bloomberg Barclays US Aggregate ex-Corporate Portfolio	$580,982,711	$12,157,641	$917,067,927	$56,735,684

Emerging Markets Bond Portfolio	0	21,853,670	0	49,647,791

Factor Enhanced Emerging Markets Portfolio	0	236,087,838	0	300,636,899

Factor Enhanced International Portfolio	0	417,172,902	0	790,784,490

Factor Enhanced Large Cap Portfolio	0	349,010,987	0	1,127,986,135

Factor Enhanced Small Cap Portfolio	0	131,586,157	0	315,991,976

High Yield Corporate Bond Portfolio	0	49,359,030	0	85,937,905

International Government Bond Portfolio	0	29,390,309	0	28,119,186

Investment Grade Corporate Bond Portfolio	0	88,666,081	0	274,758,637

Strategic Retirement Bond Portfolio	22,270,821	0	76,635,021	0

U.S. REIT Portfolio	0	11,435,631	0	41,991,710

6. DERIVATIVE TRANSACTIONS

During the year ended February 28, 2019, Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Factor Enhanced Emerging Markets Portfolio, Factor Enhanced International Portfolio, Factor Enhanced Large Cap Portfolio, Factor Enhanced Small Cap Portfolio, Investment Grade Corporate Bond Portfolio, and Strategic Retirement Bond Portfolio entered into futures contracts to gain market exposure. Factor Enhanced Emerging Markets Portfolio and International Government Bond Portfolio entered into forward foreign currency contracts for economic hedging purposes.

The table below discloses the volume of the each Portfolio’s derivative transactions during the year months ended February 28, 2019.

	Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Factor Enhanced Emerging Markets Portfolio	Factor Enhanced International Portfolio	Factor Enhanced Large Cap Portfolio	Factor Enhanced Small Cap Portfolio	International Government Bond Portfolio	Investment Grade Corporate Bond Portfolio	Strategic Retirement Bond Portfolio
Futures contracts

Average notional balance on long futures	$139,240	$11,715,583	$33,497,766	$52,204,915	$14,050,589	N/A	$198,237	$9,439

Average notional balance on short futures	34,252	0	0	0	0	N/A	52,200	0

Forward foreign currency contracts

Average contract amounts to buy	N/A	1,232	N/A	N/A	N/A	$1,971,497	N/A	N/A

Average contract amounts to sell	N/A	11,864	N/A	N/A	N/A	1,899,400	N/A	N/A

The fair value, realized gains or losses and change in unrealized gains or losses, on these derivative transactions are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with

Notes to financial statements	Wells Fargo Funds	277

an exchange or broker-dealer as collateral and allows a Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of a Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between a Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

International Government Bond Portfolio	State Street Bank	$17,983	$(17,983)	$0	$0

	Counterparty	Gross amounts of liabilities in the Statements of assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

International Government Bond Portfolio	State Street Bank	$54,788	$(17,983)	$0	$36,805

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby each Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended February 28, 2019, there were no borrowings by the Portfolios under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

278	Wells Fargo Funds	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Wells Fargo Emerging Markets Bond Portfolio, Wells Fargo Factor Enhanced Emerging Markets Portfolio, Wells Fargo Factor Enhanced International Portfolio, Wells Fargo Factor Enhanced Large Cap Portfolio, Wells Fargo Factor Enhanced Small Cap Portfolio, Wells Fargo High Yield Corporate Bond Portfolio, Wells Fargo International Government Bond Portfolio, Wells Fargo Investment Grade Corporate Bond Portfolio, Wells Fargo Strategic Retirement Bond Portfolio, and Wells Fargo U.S. REIT Portfolio (collectively, the Portfolios), eleven of the portfolios constituting Wells Fargo Master Trust, including the portfolios of investments, as of February 28, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from May 23, 2017 (commencement of operations) to February 28, 2018, except for Wells Fargo International Government Bond Portfolio which is for the year then ended and for the period from August 16, 2017 (commencement of operations) to February 28, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods from the commencement of operations to February 28, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of February 28, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods from the commencement of operations to February 28, 2019, and the financial highlights for each of the years or periods from the commencement of operations to February 28, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

April 26, 2019

Other information (unaudited)	Wells Fargo Funds	279

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended February 28, 2019:

Dividends-received deduction

Factor Enhanced Large Cap Fund	93.09%

Factor Enhanced Small Cap Fund	91.55

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended February 28, 2019:

20% rate gain distribution

Factor Enhanced Emerging Markets Fund	$77

Factor Enhanced International Fund	47

Factor Enhanced Large Cap Fund	363

Factor Enhanced Small Cap Fund	156

For the fiscal year ended February 28, 2019, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

U.S. Core Bond Fund	30.08%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wfam.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-03

280	Wells Fargo Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Funds	281

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

282	Wells Fargo Funds	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]

Jeremy DePalma acts as Treasurer of the Bloomberg Barclays US Aggregate ex-Corporate Portfolio, Emerging Markets Bond Portfolio, Factor Enhanced Emerging Markets Portfolio, Factor Enhanced International Portfolio, Factor Enhanced Large Cap Portfolio, Factor Enhanced Small Cap Portfolio, High Yield Corporate Bond Portfolio, International Government Bond Portfolio, Investment Grade Corporate Bond Portfolio, Strategic Retirement Bond Portfolio and the U.S. REIT Portfolio and as the Assistant Treasurer of the remaining funds in this report. In addition, Jeremy DePalma acts as Treasurer of 65 other funds and Assistant Treasurer of 68 other funds in the Fund Complex. Nancy Wiser acts as Treasurer of 8 funds in this shareholder report and 68 other funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Mr. Harris became Chairman of the Audit Committee effective January 1, 2019.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

321621 04-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended February 28, 2019*	Fiscal year ended February 28, 2018
Audit fees	$569,750	$353,936
Audit-related fees	—	—
Tax fees (1)	103,670	75,180
All other fees	—	—

	$673,420	$429,116

*	Amounts include fees for Dynamic Target Date Funds which changed their fiscal year from May 31 to February 28, effective February 28, 2019.
(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 26, 2019

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	April 26, 2019

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	April 26, 2019